UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10263

GuideStone Funds

(Exact name of registrant as specified in charter)

2401 Cedar Springs Road

Dallas, TX 75201-1407

(Address of principal executive offices) (Zip code)

Harold R. Loftin, Esq.

GuideStone Financial Resources of the Southern Baptist Convention

2401 Cedar Springs Road

Dallas, TX 75201-1407

(Name and address of agent for service)

Registrant’s telephone number, including area code: 214-720-4640

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Annual Report

December 31, 2016

	INSTITUTIONAL	INVESTOR
TARGET DATE FUNDS		
MyDestination 2005 Fund		GMIZX
MyDestination 2015 Fund		GMTZX
MyDestination 2025 Fund		GMWZX
MyDestination 2035 Fund		GMHZX
MyDestination 2045 Fund		GMFZX
MyDestination 2055 Fund		GMGZX
ASSET ALLOCATION FUNDS		
Conservative Allocation Fund	GCAYX	GFIZX
Balanced Allocation Fund	GBAYX	GGIZX
Growth Allocation Fund	GGRYX	GCOZX
Aggressive Allocation Fund	GAGYX	GGBZX
SELECT FUNDS		
Money Market Fund	GMYXX	GMZXX
Low-Duration Bond Fund	GLDYX	GLDZX
Medium-Duration Bond Fund	GMDYX	GMDZX
Extended-Duration Bond Fund	GEDYX	GEDZX
Inflation Protected Bond Fund	GIPYX	GIPZX
Global Bond Fund	GGBEX	GGBFX
Flexible Income Fund		GFLZX
Defensive Market Strategies Fund	GDMYX	GDMZX
Equity Index Fund	GEQYX	GEQZX
Real Estate Securities Fund	GREYX	GREZX
Value Equity Fund	GVEYX	GVEZX
Growth Equity Fund	GGEYX	GGEZX
Small Cap Equity Fund	GSCYX	GSCZX
International Equity Index Fund	GIIYX	
International Equity Fund	GIEYX	GIEZX
Emerging Markets Equity Fund	GEMYX	GEMZX
Global Natural Resources Equity Fund		GNRZX

GuideStone Funds

GuideStone Funds

Privacy Notice

NOTICE CONCERNING YOUR PRIVACY RIGHTS

This notice will provide you with information concerning our policies with respect to non-public personal information that we collect about you in connection with the following financial products and services provided and/or serviced by the entities listed below: Individual Retirement Accounts (“IRAs”) and/or investment accounts.

The confidentiality of your information is important to us, as we recognize that you depend on us to keep your information confidential, as described in this notice.

We collect non-public personal information about you with regard to your IRA and/or investment accounts from the following sources:

•	Information we receive from you on applications or other forms;

•	Information about your transactions with us, our affiliates or others (including our third-party service providers);

•	Information we receive from others, such as service providers, broker-dealers and your personal agents or representatives; and

•	Information you and others provide to us in correspondence sent to us, whether written, electronic or by telephone.

We may disclose such non-public personal financial information about you to one or more of our affiliates as permitted by law. An affiliate of an organization means any entity that controls, is controlled by or is under common control with that organization. GuideStone Funds, GuideStone Financial Resources of the Southern Baptist Convention, GuideStone Capital Management, LLC, GuideStone Resource Management, Inc., GuideStone Investment Services, GuideStone Trust Services, GuideStone Financial Services and GuideStone Advisors (collectively “GuideStone”) are affiliates of one another. GuideStone and Foreside Funds Distributors LLC do not sell your personal information to non-affiliated third parties.

We may also disclose any of the personal information that we collect about you to non-affiliated third parties as permitted by law. For example, we may provide your information to non-affiliated companies that provide account services or that perform marketing services on our behalf and to other financial institutions with which we have joint marketing agreements. We restrict access to non-public personal information about you to those of our employees who need to know that information in order for us to provide products and services to you. We also maintain physical, electronic and procedural safeguards to guard your personal information.

These procedures will continue to remain in effect after you cease to receive financial products and services from us.

If you have any questions concerning our customer information policy, please contact a customer solutions specialist at 1-888-GS-FUNDS (1-888-473-8637).

This report has been prepared for shareholders of GuideStone Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus, which contains more complete information about the Funds. Investors are reminded to read the prospectus carefully before investing. The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuidestoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Fund shares are distributed by Foreside Funds Distributors LLC, 400 Berwyn Park, 899 Cassatt Road, Suite 110, Berwyn, PA 19312.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present you with the 2016 GuideStone Funds Annual Report. This report reflects our unwavering commitment to integrity in financial reporting so you may stay fully informed of your investments. We trust that you will find this information valuable when making investment decisions.

We invite you to learn more about GuideStone Funds and the various investment options available by visiting our website, GuideStoneFunds.com/Disclosures, or contacting us at 1-888-GS-FUNDS (1-888-473-8637). Thank you for choosing to invest in GuideStone Funds.

Sincerely,

John R. Jones, CFA

President

FROM THE CHIEF INVESTMENT OFFICER

One of Charles Dickens’ famous books is titled A Tale of Two Cities, which paints a picture of life in London and Paris during the late 1700’s. Today, from an economic, market sentiment and capital market return perspective, I would characterize calendar year 2016 as “A Tale of Two Halves” as there were distinct differences in the economic/financial market environments during the first half of the year compared to the latter. The calendar year 2016 was one full of uncertainty and surprises, causing investor sentiment to shift, especially as the year progressed. While most financial assets posted positive returns during the year, the divergence in returns across asset classes, style-orientation, asset quality and market capitalizations were material. Furthermore, financial asset returns, in general, were driven by macro-economic/political themes and investors’ desired exposures more so than a focus on investing in companies with favorable underlying fundamentals. Therefore, exposure to certain factors (e.g., yield or market capitalization) and/or sectors had a greater impact on investors’ returns than underlying security selection.
Matt L. Peden, CFA

The tale of the first half of 2016 was somewhat of a continuation of calendar year 2015. The economic backdrop was one consistent with of all the risks associated with a maturing economic cycle, slowing global growth, ineffective monetary policy and a long-in-the-tooth equity bull market entering its eighth year. Investors, realizing they were in a low absolute return environment, were faced with the conundrum of investing in fixed income with very low interest rates or equities that were considered somewhat expensive at high valuations relative to expected earnings growth. During this period, certain segments of the equity market, considered defensive, had higher dividends than bond yields. With a prevailing risk-off sentiment and desire for yields that exceeded those available from investment grade bonds, there was high demand for certain high dividend paying stocks (e.g., utilities), which led to certain stocks outperforming as investors sought current yield (i.e., dividend income) over the prospects of price appreciation based on future corporate earnings.

The tale of the second half of 2016 transitioned as investors’ risk-appetite increased. Entering into the third quarter, the equity markets were spurred by the expectations for additional global central bank stimulus, such as quantitative easing (“QE”), due to the Brexit vote. This caused interest rates to fall and equities to rise as price/earnings multiples expanded in the continued search for the best asset case on a relative basis. In fact, the yield on the 10-year U.S. Treasury note fell to an all-time low of 1.36% in July, while all three major U.S. equity indices hit all-time highs in August.

Then in the 4th quarter, the biggest driver of the markets, without question, was the election of Donald Trump as the 45th President of the United States. Prior to his election, many market pundits warned of a severe market correction if he won the election. Following a very short-lived plunge, equity markets rallied while bond yields soared under the premise that his policies will buoy economic growth from current sluggish levels that will, in turn, lead to higher corporate earnings and greater levels of inflation. By year-end, most risk assets posted annual returns well above beginning-of-the year expectations, with stock indices hitting multiple new all-time highs.

The only consistency threaded throughout 2016 was the number of unique, unexpected events or shocks that occurred. There were many, but a few are noteworthy:

•

Brexit – Despite convincing polling information to the contrary, the United Kingdom’s vote to leave the European Union (“EU”) led to concerns and fears related to the potential impact to these economies, which were already facing headwinds and under pressure. It further led to questions about the long-term viable future of the EU, and the resurgence of global central bank monetary stimulus.

•

Extreme Accommodative Monetary Policy – Central banks in Europe and Japan implemented additional QE leading to an unprecedented environment of negative interest rates across many financial markets, and extreme levels of liquidity across the globe. In fact, central bank balance sheets rose by more than 10% during the year, reflecting these actions. Notable, this led to further divergence in monetary policy between global central banks and that of the U.S. Federal Reserve (the “Fed”), which remains in a tightening, i.e. rate rising, mode.

•

Lack of confidence in the Fed – Throughout the year, and prior to their 25 basis point rate hike in December, expectations as to the Fed’s next moves consistently changed based on the most recent economic reports and global economic conditions, materially influencing the U.S. yield curve, especially on the short-end. Short- and mid-term interest rates experienced material moves during the year, subjecting bond investors to interest rate risk.

•

U.S. Presidential Election – Opposing almost all polls, Donald Trump was surprisingly elected President of the United States, resulting in the potential for material fiscal stimulus, including tax reform, reduced regulatory pressures and increased infrastructure and defense spending. Trump’s election, in concert with the Brexit vote, also reflects a larger change in the “populist movement” across political environments on a global basis as a “vote against the status quo.” His election resulted in large fund flows into certain economically sensitive sectors, such as financials and defense, which are expected to benefit from his policies.

Capital Market Returns

Let’s now discuss the returns of the capital markets for calendar year 2016. The table below provides an overview of key capital market returns.

Index	Description	4th Quarter 2016 Return	2016 Calendar Year Return
S&P 500® Index	Large-cap U.S. Stocks	3.82%	11.96%
Russell 2000® Index	Small-cap U.S. Stocks	8.83%	21.31%
MSCI EAFE Index	Developed Market Stocks – Ex-U.S.	-0.71%	1.00%
MSCI Emerging Markets Index	Emerging Markets Stocks	-4.16%	11.19%
Bloomberg Barclays US Aggregate Bond Index	U.S. Bonds	-2.98%	2.65%

Outside certain commodities, U.S. equities were the top performing asset classes. Going into 2016, return expectations were below historical averages due to slowing economic conditions, modest earnings growth and high valuations (based on existing earnings expectations). However, U.S. stocks flourished during the year, benefiting from further accommodative monetary policy globally as well as the prospects of incremental higher economic domestic growth under Trump’s presidency. Trump’s policies are viewed as a transition from monetary policy stimulus to fiscal policy stimulus, which is generally viewed positively in the current stage of the economic cycle, but can lead to increased volatility as markets adjust.

In addition to dispersions in sector returns, there were a few notable outcomes in the U.S. equity market. First, value-oriented stocks greatly outpaced growth-oriented stocks. The best performing segment of the U.S. market was small-cap value with the Russell 2000® Value Index posting an annual return of 31.74%. Small-cap stocks materially outperformed large-cap stocks by 9.35% as small cap stocks were viewed more favorably given they are more domestic–oriented, which should help weather them from Trump’s proposed trade policies and the strengthening U.S. dollar. Stocks of non-U.S. developed markets lagged U.S. stocks, posting an annual return of 1.00%. Slower economic growth, reliance on further monetary policy and an appreciating U.S. dollar negatively impacted performance. Emerging markets stocks outperformed their developed markets counterpart, generating an annual return of 11.19%, benefitting from prospects of higher economic growth, stronger commodity prices and attractive valuations. However, emerging markets stocks suffered in the 4th quarter as rising U.S. interest rates and a rapidly appreciating U.S. dollar diminished prospects for near term capital flows into these markets.

Most bond segments posted modest positive returns with a few, higher risk segments, performing much better. The Bloomberg Barclays US Aggregate Bond Index, a proxy for the U.S. broad bond market, generated an annual return of 2.65%. Within the index, investment grade corporate bonds performed best, as investors were seeking yield and were willing to take on the incremental credit risk for the higher return. In general, the lower the credit quality, the better the return for the year, reflecting the “risk on” environment that persisted during the second half of the year. U.S. Treasuries, a large sector in the index, posted the lowest return within the index. High yield bonds, or corporate bonds rated below investment grade, posted an annual return of 17.13%. Emerging market debt performance was also meaningful, up 9.62%. The year ended with yields on the 10-year U.S. Treasury and the 30-year U.S. Treasury at 2.48% and 3.08%, respectively.

Despite accommodative monetary policies by central banks and historic amounts of liquidity in the markets, inflation expectations remained rather benign, adjusting upward some during the latter part of the year. Several areas of the commodity markets performed well, as noted by the MSCI World Commodities Producers Index which was up 30.53% for the year. Notably, a significant increase in WTI crude oil prices from the low of $26/bbl in February to $54/bbl at year-end was a positive for the economy and financial markets. Many view oil in the $50/bbl - $60/bbl range as the “sweet spot” for both producers and consumers.

After reflecting on 2016, what are our thoughts on the upcoming year?

The landscape changed during 2016, but many of the same headwinds and concerns still exist and will eventually have to be dealt with. The U.S. stock market and other risk-based assets are coming off a tremendous return year, buoyed to high valuation levels by the prospects of incrementally higher economic growth (consensus estimated increase from 2.00% Gross Domestic Product (GDP) to 3.00% GDP in 2017) primarily due to Trump’s economic plans. These plans are expected to stimulate in 2017 and must do so in order to support current valuation multiples, especially if rates rise. The ability of the domestic economy to generate above trend growth that results in improved corporate earnings remains a primary concern of ours, as current valuation levels reflect a very robust growth in 2017 earnings. Headwinds could come from Trump’s plan to restrict trade, China’s continued economic challenges, an appreciating U.S. dollar and the expected decline in global monetary stimulus. In addition, with the uncertainties associated with a new Presidential administration, we could well face a worsening geopolitical landscape. With these challenges, we anticipate volatility to increase as the markets and investors absorb new fiscal based policies and economic challenges.

We would expect U.S. rates to rise somewhat with the consensus being for the Fed to hike rates two to three times during 2017. This is expected to be somewhat bearish for bond investors, but many see less interest rate sensitive sectors, such as investment grade corporate and high yield bonds, as options as long as the economy remains on track and defaults stay low. In addition, note that a gradual increase in both short and long term interest rates is normal at this stage in the economic cycle, and will only occur if the economy is growing at a reasonable pace.

The improvement in sentiment and the potential for fiscal stimulus is a good sign as we move into 2017. We continue to encourage investors to ensure their portfolio is well diversified and corresponds with their underlying risk/return profile. Often higher volatility leads to greater temptation to move away from the appropriate long-term asset allocation. Remember, investing is a long-term process and diversification is key. Also, given the prospects for lower absolute returns, it is prudent for investors to review their savings rate. Any ability to increase savings would be beneficial, especially for those nearing retirement.

On behalf of GuideStone Capital Management, LLC, I would like to thank you for your confidence and trust and for the opportunity to manage assets on your behalf. We consider it a privilege to work diligently on your investment portfolio. Wishing you a happy and prosperous year ahead.

A complete GuideStone Funds performance report can be found at GuideStoneFunds.com.

Sincerely,

Matt L. Peden, CFA

Vice President - Chief Investment Officer

GuideStone Funds

Asset Class Performance Comparison

The following graph illustrates the performance of the major assets classes during 2016.

1The Bloomberg Barclays US Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

2The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

3The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index consisted of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

4The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure that larger stocks do not distort the performance and characteristics of the actual small-cap opportunity set.

5The S&P 500® Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends and is a registered trademark of McGraw-Hill Co., Inc. The S&P 500® Index includes 500 of the largest stocks (in terms of market value) in the United States.

S&P 500® Index Returns

The U.S. large-cap equity market, as measured by the S&P 500® Index, posted a robust annual return of 12.0%. This marks the eighth straight year of gains for large-cap equities, a rare occurrence in the capital markets. Equity markets did not just go up in a straight line, however. After an approximate 11% performance correction into February to start the year, the S&P 500® Index re-entered a bull market run with a sharp rebound in March followed by robust gains in the third and fourth quarters.

Stocks finally posted positive earnings growth in the third quarter, following a five quarter earnings recession. This upturn in corporate profitability, along with upbeat economic data and a “Trump bump” post the surprise election win, helped push the S&P 500® Index to new highs during the fourth quarter.

The gains in large-cap stocks for the year was broader based, unlike gains posted in stocks the prior year that were narrowly driven by a few names. All sectors had positive performance, with the exception of the healthcare sector that ended down 2.7% for the year. Energy, telecom and financials led gains with returns of 27.4%, 23.5% and 22.8%, respectively.

The S&P 500® Index includes 500 leading companies in major industries of the U.S. economy. The index represents about 75% of U.S. equity market capitalization. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested. Constituents are selected by a team of Standard & Poor’s economists and analysts.

Data Source: Bloomberg, S&P website

Russell 2000® Index Returns

The U.S. small cap equity market, as measured by the Russell 2000® Index, posted a very strong gain of 21.3% during 2016. Gains for small cap stocks were back-end loaded, with the index up 9.1% and 8.8% in the third and fourth quarters, respectively. A material portion of these gains came after a surprise Trump victory, which the market took as a particularly bullish scenario for smaller capitalization stocks based on the potential for pro-growth initiatives.

The best performing sectors during the annual period included energy, materials and financials, while healthcare was the sole sector posting negative returns. Rising commodity prices during the year (crude oil prices rallied roughly 50%) were a tail-wind for the energy and materials sectors, after a difficult adjustment period over the preceding few years.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure that larger stocks do not distort the performance and characteristics of the actual small-cap opportunity set.

Data Source: Russell Investments, Bloomberg

MSCI EAFE Index Returns

International developed market equities, as measured by the MSCI EAFE Index, rose a modest 1.0% during the year. This index materially underperformed the U.S. market, in part due to a stronger U.S. dollar. As evidence, this index in local currency terms returned 5.3% for the year. In addition, many major developed economies outside the United States, such as those in Europe, faced a more challenging economic and political backdrop in comparison to the United States.

The best performing countries were natural resource export economies including Norway, New Zealand and Australia, which benefited from commodity price strength. Meanwhile, the worst performers included Denmark and Israel.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Data Source: Factset

MSCI Emerging Markets Index Returns

International emerging markets equities, as measured by the MSCI Emerging Markets Index, gained 11.2% during the year, but still did not overcome losses experienced during a difficult 2015. All gains occurred during the first three quarters of the year. There was a pullback in November seemingly due to investor angst around the potential for higher interest rates under a Trump administration, as well as the unknown factor of more protectionist trade policies. Higher interest rates and a stronger U.S. dollar would have a negative impact on the financing costs for emerging market economies.

Countries with the strongest gains for the year, with rallies in excess of 50%, included Brazil, Russia and Peru (some of the positive performance was due to currency fluctuations). Meanwhile, both Egypt and Greece experienced double digit losses in U.S. dollar terms. Countries with the larger gains were generally those that rely on commodity exports to drive their economies.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index consisted of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

Data Source: Factset

Bloomberg Barclays US Aggregate Bond Index Returns

The broad U.S. bond market, as measured by the Bloomberg Barclays US Aggregate Bond Index, produced a gain of 2.7% during 2016. Lower quality investment grade bonds outperformed higher quality, and longer duration bonds outperformed shorter duration. From a sector perspective, corporate bonds were the best performers, while U.S. Treasury bonds lagged. All sectors of the bond market produced positive returns for the year, and certain longer-duration bonds, both government and credit, had performance in the low double digits.

After experiencing surprisingly robust gains during the first nine months of the year on the back of ever lower yields, bonds sold-off notably in the fourth quarter, particularly those with longer durations, as investors shied away from this asset class. In particular, a surprise Trump victory caused a substantial repricing given the prospect for higher interest rates under his administration due to potential reflationary policies.

The Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark representing approximately 8,200 U.S. dollar-denominated, taxable fixed income securities. To be included in this market capitalization-weighted index, bonds must be rated investment grade quality by Moody’s and Standard & Poor’s and have a maturity of at least one year. The types of fixed income instruments in this index primarily consist of U.S. Treasury securities, government-related securities, mortgage-backed securities, asset-backed securities and corporate bonds.

Data Source: Factset

Federal Reserve

The members of the Federal Open Market Committee (“FOMC”) only managed one interest rate increase in 2016, despite beginning the year with an outlook for four rate increases. Expectations for rate increases ebbed and flowed throughout the year based on the most recent economic reports and global economic conditions. Finally, the FOMC voted in December to raise the target Fed Funds rate by 0.25% to a range of 0.50% - 0.75%, roughly one year after it moved off of a “zero” interest rate policy in December 2015. The markets adjusted well to the continuation of the Fed “tightening cycle”, as interest rate increases experienced on the short-end of the curve have thus far not reduced the risk appetite of investors. At its December meeting, the FOMC published its “dot plot points”, which projected three additional interest rate increases during 2017 - 2018, based on a median of the points should economic forecasts set by the FOMC be obtained.

The Federal Reserve (“Fed”) is the central bank of the United States. It was created by Congress to provide the nation with a safer, more flexible, and more stable monetary and financial system. The Federal Funds Rate is the interest rate at which depository institutions lend balances at the Fed to other depository institutions overnight. The rate is one tool the Fed can use in their efforts of controlling the supply of money. Changes in the Federal Funds Rate trigger a chain of events that affect other short-term interest rates, foreign exchange rates, long-term interest rates, the amount of money and credit, and, ultimately, a range of economic variables, including employment, output and prices of goods and services.

Data Source: Bloomberg, Federal Reserve

U.S. Treasury Yield Curve

The year experienced significant volatility in interest rates, despite an interest rate curve that finished the year with a modest, mostly parallel shift higher compared to 2015. The very short-end of the curve experienced a notable uptick in rates, as three-month interest rates moved higher in concert with FOMC actions to raise the range for the Fed Funds rate in December 2016 by 25 basis points. The 10-year U.S. Treasury ended the year at 2.45%, modestly higher that its starting yield of 2.27%. However, during the year, the 10-year U.S. Treasury yield fell as low as 1.36% in July on expectations of the continuation of a very accommodative monetary policy around the globe with little risk of inflation. By the end of the year, many pundits believed that the low experience in July marked the bottom in interest rates, after rates had been on a downward trend since their 1981 peak of 15.84% reached roughly 35 years ago.

The Treasury yield curve illustrates the relationship between yields on short-term, intermediate-term and long-term Treasury securities. Normally, the shape of the yield curve is upward sloping with rates increasing from the short end of the curve moving higher to the long end. The short end of the curve is impacted more by monetary policy (demand for money) while inflationary expectations and market forces impact the long end of the curve.

Data Source: Bloomberg

About Your Expenses (Unaudited)

As a shareholder of the Funds, you incur ongoing costs, including advisory fees and to the extent applicable, shareholder services fees, as well as other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016. The Annualized Expense Ratio may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended December 31, 2016.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

Actual
Fund	Class	Beginning Account Value 07/01/16	Ending Account Value 12/31/16	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
MyDestination 2005 (3)	Investor	$1,000.00	$ 1,017.13	0.45%	$2.30
MyDestination 2015	Investor	1,000.00	1,029.54	0.35	1.78
MyDestination 2025	Investor	1,000.00	1,040.28	0.35	1.79
MyDestination 2035	Investor	1,000.00	1,056.04	0.35	1.80
MyDestination 2045	Investor	1,000.00	1,065.69	0.35	1.81
MyDestination 2055	Investor	1,000.00	1,068.72	0.35	1.81
Conservative Allocation	Institutional Investor	1,000.00 1,000.00	1,018.11 1,017.50	0.13 0.40	0.64 2.05
Balanced Allocation	Institutional Investor	1,000.00 1,000.00	1,029.44 1,027.77	0.11 0.37	0.56 1.89
Growth Allocation	Institutional Investor	1,000.00 1,000.00	1,050.13 1,048.55	0.12 0.38	0.60 1.96
Aggressive Allocation	Institutional Investor	1,000.00 1,000.00	1,073.49 1,072.71	0.13 0.39	0.67 2.03
Money Market	Institutional Investor	1,000.00 1,000.00	1,001.36 1,000.18	0.18 0.41	0.90 2.07
Low-Duration Bond	Institutional Investor	1,000.00 1,000.00	1,003.06 1,001.74	0.37 0.64	1.87 3.22
Medium-Duration Bond	Institutional Investor	1,000.00 1,000.00	984.02 981.72	0.45 0.72	2.23 3.58

About Your Expenses (Unaudited) (Continued)

Actual

Fund	Class	Beginning Account Value 07/01/16	Ending Account Value 12/31/16	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
Extended-Duration Bond	Institutional Investor	$1,000.00 1,000.00	$ 950.88 948.99	0.55 0.83%	$2.72 4.09
Global Bond	Institutional Investor	1,000.00 1,000.00	1,021.71 1,020.15	0.58 0.87	2.95 4.41
Defensive Market Strategies	Institutional Investor	1,000.00 1,000.00	1,043.48 1,042.17	0.69 0.96	3.53 4.94
Equity Index	Institutional Investor	1,000.00 1,000.00	1,081.97 1,080.65	0.15 0.41	0.79 2.17
Value Equity	Institutional Investor	1,000.00 1,000.00	1,127.01 1,125.08	0.59 0.85	3.13 4.55
Growth Equity	Institutional Investor	1,000.00 1,000.00	1,030.41 1,028.55	0.74 1.00	3.79 5.12
Small Cap Equity	Institutional Investor	1,000.00 1,000.00	1,160.80 1,158.71	1.00 1.26	5.43 6.84
International Equity Index	Institutional	1,000.00	1,056.44	0.57	2.94
International Equity (4)	Institutional Investor	1,000.00 1,000.00	1,057.88 1,055.01	0.94 1.21	4.87 6.27
Emerging Markets Equity	Institutional Investor	1,000.00 1,000.00	1,037.06 1,036.13	1.31 1.56	6.73 7.99
Inflation Protected Bond	Institutional Investor	1,000.00 1,000.00	987.38 985.21	0.41 0.70	2.05 3.48
Flexible Income	Investor	1,000.00	1,036.84	1.11	5.71
Real Estate Securities	Institutional Investor	1,000.00 1,000.00	956.87 955.41	0.85 1.13	4.16 5.56
Global Natural Resources Equity	Investor	1,000.00	1,103.09	1.24	6.56

HYPOTHETICAL (assuming a 5% return before expenses)

Fund	Class	Beginning Account Value 07/01/16	Ending Account Value 12/31/16	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
MyDestination 2005 (3)	Investor	$1,000.00	$1,022.83	0.45%	$2.31
MyDestination 2015	Investor	1,000.00	1,023.37	0.35	1.77
MyDestination 2025	Investor	1,000.00	1,023.37	0.35	1.77
MyDestination 2035	Investor	1,000.00	1,023.37	0.35	1.77
MyDestination 2045	Investor	1,000.00	1,023.37	0.35	1.77
MyDestination 2055	Investor	1,000.00	1,023.37	0.35	1.77
Conservative Allocation	Institutional Investor	1,000.00 1,000.00	1,024.49 1,023.09	0.13 0.40	0.65 2.05
Balanced Allocation	Institutional Investor	1,000.00 1,000.00	1,024.58 1,023.25	0.11 0.37	0.56 1.89
Growth Allocation	Institutional Investor	1,000.00 1,000.00	1,024.54 1,023.20	0.12 0.38	0.60 1.94
Aggressive Allocation	Institutional Investor	1,000.00 1,000.00	1,024.48 1,023.16	0.13 0.39	0.66 1.98

HYPOTHETICAL (assuming a 5% return before expenses)

Fund	Class	Beginning Account Value 07/01/16	Ending Account Value 12/31/16	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
Money Market	Institutional Investor	$1,000.00 1,000.00	$1,024.23 1,023.04	0.18 0.41%	$0.91 2.10
Low-Duration Bond	Institutional Investor	1,000.00 1,000.00	1,023.25 1,021.89	0.37 0.64	1.89 3.25
Medium-Duration Bond	Institutional Investor	1,000.00 1,000.00	1,022.86 1,021.48	0.45 0.72	2.28 3.66
Extended-Duration Bond	Institutional Investor	1,000.00 1,000.00	1,022.32 1,020.89	0.55 0.83	2.82 4.25
Global Bond	Institutional Investor	1,000.00 1,000.00	1,022.18 1,020.72	0.58 0.87	2.96 4.42
Defensive Market Strategies	Institutional Investor	1,000.00 1,000.00	1,021.64 1,020.24	0.69 0.96	3.50 4.90
Equity Index	Institutional Investor	1,000.00 1,000.00	1,024.37 1,023.03	0.15 0.41	0.77 2.11
Value Equity	Institutional Investor	1,000.00 1,000.00	1,022.16 1,020.80	0.59 0.85	2.98 4.34
Growth Equity	Institutional Investor	1,000.00 1,000.00	1,021.36 1,020.03	0.74 1.00	3.78 5.11
Small Cap Equity	Institutional Investor	1,000.00 1,000.00	1,020.05 1,018.72	1.00 1.26	5.09 6.42
International Equity Index	Institutional	1,000.00	1,022.25	0.57	2.89
International Equity (4)	Institutional Investor	1,000.00 1,000.00	1,020.34 1,018.96	0.94 1.21	4.80 6.18
Emerging Markets Equity	Institutional Investor	1,000.00 1,000.00	1,018.45 1,017.19	1.31 1.56	6.69 7.95
Inflation Protected Bond	Institutional Investor	1,000.00 1,000.00	1,023.05 1,021.59	0.41 0.70	2.09 3.55
Flexible Income	Investor	1,000.00	1,019.47	1.11	5.67
Real Estate Securities	Institutional Investor	1,000.00 1,000.00	1,020.83 1,019.38	0.85 1.13	4.31 5.76
Global Natural Resources Equity	Investor	1,000.00	1,018.83	1.24	6.31

(1)	Expenses include the effect of contractual waivers by GuideStone Capital Management, LLC. The Target Date Funds’ and Asset Allocation Funds’ proportionate share of the operating expenses of the Select Funds is not reflected in the tables above.
(2)	Expenses are equal to the Fund’s annualized expense ratios for the period July 1, 2016 through December 31, 2016, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
(3)	Expenses include non-routine extraordinary expenses amounting to 0.10% of average net assets. See Note 13 in Notes to Financial Statements.
(4)	The expense ratios for the International Equity Fund include the impact of dividend and interest expense on securities sold short.

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS

INVESTMENT ABBREVIATIONS:
ACES	—	Alternative Credit Enhancement Securities
ADR	—	American Depositary Receipt
CDX	—	A series of indices that track North American and emerging market credit derivative indexes.
CETIP	—	Latin America’s largest central depository for securities and derivatives.
CLO	—	Collateralized Loan Obligation
CMBS	—	Commercial Mortgage-Backed Securities
CMBX	—	A group of indices made up of 25 tranches of commercial mortgage-backed securities (CMBS), each with different credit ratings.
CONV	—	Convertible
CVA	—	Dutch Certificate
DIP	—	Debtor in Possession
GDR	—	Global Depositary Receipt
IO	—	Interest Only (Principal amount shown is notional)
JIBAR	—	Johannesburg Interbank Agreed Rate
KLIBOR	—	Kuala Lumpur Interbank Offer Rate
KORIBOR	—	Korea Interbank Offer Rate
LIBOR	—	London Interbank Offered Rate
LLC	—	Limited Liability Company
LP	—	Limited Partnership
MXN- TIIE- Banxico	—	The Equilibrium Interbank Interest Rate (“TIIE”) represents interbank credit transactions in local currency (MXN).
NVDR	—	Non-Voting Depository Receipt
PCL	—	Public Company Limited
PIK	—	Payment-in-Kind Bonds
PIPE	—	Private Investment in Public Equity
PLC	—	Public Limited Company
REIT	—	Real Estate Investment Trust
REMIC	—	Real Estate Mortgage Investment Conduit
SDR	—	Special Drawing Rights
STEP	—	Stepped Coupon Bonds: Interest rates shown reflect the rates currently in effect.
STRIP	—	Stripped Security
TBA	—	To be announced
144A	—	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. As of December 31, 2016, the total market values and percentages of net assets for 144A securities by fund were as follows:

Fund	Value of 144A Securities	Percentage of Net Assets
Low-Duration Bond	$208,716,341	24.09%
Medium-Duration Bond	115,402,815	11.19
Extended-Duration Bond	12,325,559	5.24
Global Bond	87,599,894	20.47
Defensive Market Strategies	28,352,060	3.44
International Equity Index	614,128	0.46
International Equity	10,649,388	0.83
Emerging Markets Equity	3,258,513	0.97
Real Estate Securities	849,464	0.38
Flexible Income Fund	4,762,619	3.09

INVESTMENT FOOTNOTES:
‡‡	—	All or a portion of the security was held as collateral for open futures, options, securities sold short and/or swap contracts.
*	—	Non-income producing security.
#	—	Security in default.
§	—	Security purchased with the cash proceeds from securities loaned.
†	—	Variable rate security. Rate shown reflects the rate in effect as of December 31, 2016. Maturity date for money market instruments is the date of the next interest rate reset.
Ω	—	Rate shown reflects the effective yield as of December 31, 2016.
	¥—	Affiliated fund.
Δ	—	Security either partially or fully on loan.
S	—	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
+	—	Security is valued at fair value by the Valuation Committee (see Note 1 in Notes to Financial Statements). As of December 31, 2016, the total market values and percentages of net assets for Fair Valued securities by fund were as follows:

Fund	Value of Fair Valued Securities	Percentage of Net Assets
Low-Duration Bond	$5,208,154	0.60%
Medium-Duration Bond	6,353,739	0.62
Global Bond	3,213,002	0.75
Defensive Market Strategies	4,282,614	0.52
Small Cap Equity	—	—
International Equity Index	2,641	—
International Equity	86,722	0.01
Emerging Markets Equity	1,393,152	0.42
Flexible Income Fund	438,845	0.29
Global Natural
Resources Equity Fund	1,561,600	0.70

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS

FOREIGN BOND FOOTNOTES:
(A)	—	Par is denominated in Australian Dollars (AUD).
(B)	—	Par is denominated in Brazilian Real (BRL).
(C)	—	Par is denominated in Canadian Dollars (CAD).
(D)	—	Par is denominated in Danish Kroner (DKK).
(E)	—	Par is denominated in Euro (EUR).
(J)	—	Par is denominated in Japanese Yen (JPY).
(K)	—	Par is denominated in Norwegian Krone (NOK).
(M)	—	Par is denominated in Mexican Pesos (MXN).
(P)	—	Par is denominated in Polish Zloty (PLN).
(Q)	—	Par is denominated in Russian Ruble (RUB).
(S)	—	Par is denominated in SouthAfrican Rand (ZAR).
(U)	—	Par is denominated in British Pounds (GBP).
(V)	—	Par is denominated in Dominican Peso (DOP).
(X)	—	Par is denominated in Colombian Peso (COP).
(Y)	—	Par is denominated in Chinese Yuan (CNY).
(Z)	—	Par is denominated in NewZealand Dollars (NZD).

COUNTERPARTY ABBREVIATIONS:
BAR	—	Counterparty to contract is Barclays Capital.
BNP	—	Counterparty to contract is BNP Paribas.
BOA	—	Counterparty to contract is Bank of America.
CITI	—	Counterparty to contract is Citibank NA London.
CITIC	—	Counterparty to contract is Citicorp.
CITIG	—	Counterparty to contract is Citigroup.
CME	—	Counterparty to contract is Chicago Mercantile Exchange.
CS	—	Counterparty to contract is Credit Suisse International.
CWB	—	Counterparty to contract is Commonwealth Bank.
DEUT	—	Counterparty to contract is Deutsche Bank AG.
GSC	—	Counterparty to contract is Goldman Sachs Capital Markets, LP.
HKSB	—	Counterparty to contract is Hong Kong & Shanghai Bank.
HSBC	—	Counterparty to contract is HSBC Securities.
ICE	—	Counterparty to contract is Intercontinental Exchange.
JPM	—	Counterparty to contract is JPMorgan Chase Bank.
LCH	—	Counterparty to contract is LCH.Clearnet
MLCS	—	Counterparty to contract is Merrill Lynch Capital Services, Inc.
MSCS	—	Counterparty to contract is Morgan Stanley Capital Services.
NAB	—	Counterparty to contract is National Australia Bank.
RBC	—	Counterparty to contract is Royal Bank of Canada.
RBS	—	Counterparty to contract is Royal Bank of Scotland.
SC	—	Counterparty to contract is Standard Chartered PLC.
SS	—	Counterparty to contract is State Street Global Markets.
UBS	—	Counterparty to contract is UBS AG.
WEST	—	Counterparty to contract is Westpac Pollock.

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS

INDEX DEFINITIONS:

The BofA Merrill Lynch 1-3 Year US Treasury Index is composed of all U.S. Treasury notes and bonds with maturities greater than or equal to one year and less than three years.

The Bloomberg Barclays Global Aggregate Bond Index provides a broad-based measure of the global investment grade fixed-rate debt markets.

The Bloomberg Barclays US Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Bond Index is an issuer-constrained version of the Bloomberg Barclays US Corporate High Yield Index that measures the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro rata basis.

The Bloomberg Barclays US Long Credit Index is composed of a subset of the Bloomberg Barclays US Credit Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa with at least $50 million principal outstanding and maturity greater than 10 years.

The Bloomberg Barclays US Long Government Bond Index is composed of securities in the long (more than 10 years) range of the Bloomberg Barclays US Government Index and is composed of a subset of the Bloomberg Barclays Credit Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa with at least $50 million principal outstanding and maturity greater than 10 years.

The Bloomberg Barclays US TIPS (Series-L) Index measures the performance of the U.S. Treasury Inflation Protected Securities (“TIPS”) market and includes TIPS with one or more years remaining until maturity with total outstanding issue size of $500 million or more.

The Citigroup 3-Month Treasury Bill Index is an unmanaged index that is generally representative of 3-month U.S. Treasury bills, consisting of an average of the last 3-month U.S. Treasury bill issues.

The FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and REITs worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and Exchange Traded Funds (“ETFs”).

The J.P. Morgan EMBI Plus is a traditional, market-capitalization weighted index comprised of U.S. dollar denominated Brady bonds, Eurobonds and traded loans issued by sovereign entities.

The MSCI ACWI ex USA Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (excluding U.S.) and emerging markets.

The MSCI World Commodity Producers Index is a free float-adjusted market capitalization index designed to reflect the performance of the three underlying commodity markets: energy, metals and agricultural products.

The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index consisted of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The Russell 1000® Growth Index is a large-cap index consisting of those Russell 1000® Index securities with greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings-ratios, lower dividend yields and higher forecasted growth values than the value universe.

The Russell 1000® Value Index is a large-cap index consisting of those Russell 1000® Index securities with a less-than-average growth orientation. Companies in this index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure that larger stocks do not distort the performance and characteristics of the actual small-cap opportunity set.

The Russell 3000® Index is composed of 3,000 large companies.This portfolio of securities represents approximately 98% of the investable U.S. equity market.

The S&P 500® Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc. The S&P 500® Index includes 500 of the largest stocks (in terms of market value) in the United States.

The S&P/LSTA U.S. BB- Ratings and Above Loan Index is a daily total return index that tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included in the S&P/LSTA U.S. BB- Ratings and Above Loan Index represent a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers.

MyDestination 2005 Fund (Unaudited)

The Fund, through investments in the Select Funds, combined a greater percentage of exposure to fixed-income securities with a smaller percentage allocated to equity and real assets securities. The Fund followed an allocation glide path designed to become more conservative over time, and the targeted allocations were approximately 55.00% Fixed Income Select Funds, 20.00% U.S. Equity Select Funds, 7.00% Non-U.S. Equity Select Funds and 18.00% Real Asset Select Funds as of December 31, 2016.

As a fund of funds, the Fund’s performance was based on the performance of the underlying Select Funds. The Fund generated a return of 5.07% for the one-year period ended December 31, 2016. Contribution to performance from the U.S. Equity Select Funds was positive for absolute performance. The Defensive Market Strategies Fund was the largest Equity Select Fund contributor to absolute performance, benefiting from volatility and strong alpha generation. International equity exposure, including both developed and emerging markets, added modestly to performance. Non-U.S. developed equity markets underperformed their U.S. counterpart due to slower economic growth, a strengthening U.S. dollar and a reliance on further monetary policy. The Fund’s fixed-income allocation meaningfully added to investment returns, as the Low-Duration Bond Fund was the largest contributor overall. Real assets were a significant driver of positive absolute performance, led by the Global Natural Resources Equity Fund which benefited from the rally in commodity prices during the year.

The Fund outperformed its composite benchmark in 2016 (5.07% versus 4.69%). The largest contributors to relative outperformance were the Defensive Market Strategies Fund and the Low-Duration Bond Fund. The largest negative detractor to relative performance was the Growth Equity Fund.

The Fund attempted to achieve its objective by investing in the Select Funds. The Fund is managed to a retirement date (“target date”) by adjusting the percentage of fixed-income securities and equity securities to become more conservative each year until reaching the retirement year and then approximately 12 years thereafter. The target date in the name of the Fund is the approximate date when an investor plans to start withdrawing money. This Fund may be suitable for investors who want a simplified “one fund” retirement solution, are willing to pay slightly higher fees to get a diversified mix of investments that becomes more conservative over time and retired at an age that was near the year 2005. The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed-income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. The Fund is subject to risks presented by investments in foreign issuers, and changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments held by the Select Funds. By investing in this Fund, you will incur the expenses of the Fund, in addition to those of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss nor is the amount of the original investment guaranteed at the target date. It is possible to lose money by investing in the Fund.

At December 31, 2016, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
Fixed Income Select Funds	55.8
U.S. Equity Select Funds	19.3
Real Return Select Funds	17.7
Non-U.S. Equity Select Funds	7.1
U.S. Treasury Obligations	0.1

100.0

MyDestination 2005 Fund (Unaudited)

Average Annual Total Returns as of 12/31/16
	Investor Class*	Benchmark**
One Year	5.07%	4.69%
Five Year	4.15%	3.99%
Ten Year	3.36%	3.49%
Since Inception	3.35%	3.49%
Inception Date	12/29/06
Total Fund Operating Expenses (May 1, 2016 Prospectus)(1)	0.89%

(1)The Fund’s shareholders indirectly bear the expenses of the Investor Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2006 to December 31, 2016, with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite index as of December 2016, consisting of 41.17% of the BofA Merrill Lynch 1-3 Year US Treasury Index, 10.98% of the Bloomberg Barclays US Aggregate Bond Index, 1.39% of the Bloomberg Barclays Global Aggregate Bond Index, 0.70% of the Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Bond Index, 0.70% of the J.P. Morgan EMBI Plus, 10.00% of the Bloomberg Barclays US TIPS (Series-L) Index, 4.52% of the Citigroup 3-Month Treasury Bill Index, 7.73% of the S&P 500® Index, 5.06% of the S&P/LSTA U.S. BB- Ratings and Above Loan Index, 1.02% of the FTSE EPRA/ NAREIT Developed Index, 3.21% of the Russell 1000® Value Index, 3.21% of the Russell 1000® Growth Index, 1.06% of the Russell 2000® Index, 1.99% of the MSCI World Commodity Producers Index, 5.75% of the MSCI EAFE Index and 1.51% of the MSCI Emerging Markets Index.

The construction of the composite index corresponds to the target percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds. As the target percentage allocations to the underlying investments change according to the MyDestination Funds® glide path, the target percentage allocations to the composite index also change. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MYDESTINATION 2005 FUND SCHEDULE OF INVESTMENTS	December 31, 2015

	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund (Institutional Class)¥	2,082,944	$2,082,944
GuideStone Low-Duration Bond Fund (Institutional Class)¥	3,286,417	43,840,804
GuideStone Medium-Duration Bond Fund (Institutional Class)¥	808,651	11,693,091
GuideStone Global Bond Fund (Institutional Class)¥	306,684	2,968,705
GuideStone Defensive Market Strategies Fund (Institutional Class)¥	808,029	9,615,544
GuideStone Equity Index Fund (Institutional Class)¥	138,668	3,422,329
GuideStone Value Equity Fund (Institutional Class)¥	161,251	3,415,296
GuideStone Growth Equity Fund (Institutional Class)¥	162,367	3,422,702
GuideStone Small Cap Equity Fund (Institutional Class)¥	64,643	1,133,189
GuideStone International Equity Index Fund (Institutional Class)¥	230,244	2,039,966
GuideStone International Equity Fund (Institutional Class)¥	309,978	4,079,310
GuideStone Emerging Market Equity Fund (Institutional Class)¥	196,627	1,608,408

	Shares	Value
GuideStone Inflation Protected Bond Fund (Institutional Class)¥	1,038,646	$ 10,646,124
GuideStone Flexible Income Fund (Investor Class)¥	562,923	5,387,169
GuideStone Real Estate Securities Fund (Institutional Class)¥	118,937	1,082,331
GuideStone Global Natural Resources Equity Fund (Investor Class)¥	286,169	2,123,372

Total Mutual Funds (Cost $110,186,574)		108,561,284

	Par
U.S. TREASURY OBLIGATIONS — 0.1%
U.S. Treasury Bills
0.48%, 03/02/17Ω‡‡	$ 50,000	49,962
0.60%, 06/22/17Ω‡‡	50,000	49,855

Total U.S. Treasury Obligations (Cost $99,824)		99,817

TOTAL INVESTMENTS — 100.0% (Cost $110,286,398)		108,661,101
Liabilities in Excess of Other Assets — 0.0%		(25,577)

NET ASSETS — 100.0%		$108,635,524

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2016, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$108,561,284	$108,561,284	$—	$—
U.S. Treasury Obligations	99,817	—	99,817	—

Total Assets - Investments in Securities	$108,661,101	$108,561,284	$99,817	$—

Other Financial Instruments***
Futures Contracts	$3,850	$3,850	$—	$—

Total Assets - Other Financial Instruments	$3,850	$3,850	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments (such as futures contracts), which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the “Financial Futures Contracts” disclosure in the Notes to Financial Statements.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2016.

20	See Notes to Financial Statements.

MyDestination 2015 Fund (Unaudited)

The Fund, through investments in the Select Funds, combined a greater percentage of exposure to equity securities with a smaller percentage allocated to fixed-income and real assets securities. The Fund followed an allocation glide path designed to become more conservative over time, and the targeted allocations were approximately 37.00% Fixed Income Select Funds, 36.00% U.S. Equity Select Funds, 15.00% Non-U.S. Equity Select Funds and 12.00% Real Asset Select Funds as of December 31, 2016.

As a fund of funds, the Fund’s performance was based on the performance of the underlying Select Funds. The Fund generated a return of 6.99% for the one-year period ended December 31, 2016. Contribution to performance from the U.S. Equity Select Funds was positive for absolute performance. The Defensive Market Strategies Fund was the largest Equity Select Fund contributor to absolute performance, benefiting from volatility and strong alpha generation. International equity exposure, including both developed and emerging markets, added modestly to performance. Non-U.S. developed equity markets underperformed their U.S. counterpart due to slower economic growth, a strengthening U.S. dollar and a reliance on further monetary policy. The Fund’s fixed-income allocation meaningfully added to investment returns, and the Global Bond Fund was the largest Fixed Income Select Fund contributor. Real assets were a significant driver of positive absolute performance, led by the Global Natural Resources Equity Fund which benefited from the rally in commodity prices during the year.

The Fund outperformed its composite benchmark in 2016 (6.99% versus 6.40%). The largest contributors to relative outperformance were the Global Natural Resources Equity Fund and the Defensive Market Strategies Fund. The largest negative detractor to relative performance was the Growth Equity Fund.

The Fund attempted to achieve its objective by investing in the Select Funds. The Fund is managed to a retirement date (“target date”) by adjusting the percentage of fixed-income securities and equity securities to become more conservative each year until reaching the retirement year and then approximately 12 years thereafter. The target date in the name of the Fund is the approximate date when an investor plans to start withdrawing money. This Fund may be suitable for investors who want a simplified “one fund” retirement solution, are willing to pay slightly higher fees to get a diversified mix of investments that becomes more conservative over time and plan to retire at an age that is near the year 2015. The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed-income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. The Fund is subject to risks presented by investments in foreign issuers, and changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments held by the Select Funds. By investing in this Fund, you will incur the expenses of the Fund, in addition to those of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss nor is the amount of the original investment guaranteed at the target date. It is possible to lose money by investing in the Fund.

At December 31, 2016, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
Fixed Income Select Funds	37.8
U.S. Equity Select Funds	35.9
Non-U.S. Equity Select Funds	14.4
Real Return Select Funds	11.8
U.S. Treasury Obligation	0.1

100.0

MyDestination 2015 Fund (Unaudited)

Average Annual Total Returns as of 12/31/16
	Investor Class*	Benchmark**
One Year	6.99%	6.40%
Five Year	6.02%	5.76%
Ten Year	3.91%	4.07%
Since Inception	3.91%	4.06%
Inception Date	12/29/06
Total Fund Operating Expenses (May 1, 2016 Prospectus)(1)	0.96%

(1)The Fund’s shareholders indirectly bear the expenses of the Investor Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2006 to December 31, 2016, with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite index as of December 2016, consisting of 11.00% of the BofA Merrill Lynch 1-3 Year US Treasury Index, 18.48% of the Bloomberg Barclays US Aggregate Bond Index, 3.67% of the Bloomberg Barclays Global Aggregate Bond Index, 1.83% of the Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Bond Index, 1.83% of the J.P. Morgan EMBI Plus, 6.26% of the Bloomberg Barclays US TIPS (Series-L) Index, 8.65% of the Citigroup 3-Month Treasury Bill Index, 14.18% of the S&P 500® Index, 3.46% of the S&P/LSTA U.S. BB- Ratings and Above Loan Index, 0.79% of the FTSE EPRA/ NAREIT Developed Index, 6.13% of the Russell 1000® Value Index, 5.45% of the Russell 1000® Growth Index, 2.08% of the Russell 2000® Index, 1.51% of the MSCI World Commodity Producers Index, 11.56% of the MSCI EAFE Index and 3.12% of the MSCI Emerging Markets Index.

The construction of the composite index corresponds to the target percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds. As the target percentage allocations to the underlying investments change according to the MyDestination Funds® glide path, the target percentage allocations to the composite index also change.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MYDESTINATION 2015 FUND SCHEDULE OF INVESTMENTS	December 31, 2016

	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund (Institutional Class)¥	8,126,942	$8,126,942
GuideStone Low-Duration Bond Fund (Institutional Class)¥	4,344,876	57,960,641
GuideStone Medium-Duration Bond Fund (Institutional Class)¥	6,734,089	97,374,922
GuideStone Global Bond Fund (Institutional Class)¥	3,985,629	38,580,890
GuideStone Defensive Market Strategies Fund (Institutional Class)¥	7,657,919	91,129,231
GuideStone Equity Index Fund (Institutional Class)¥	1,181,144	29,150,637
GuideStone Value Equity Fund (Institutional Class)¥	1,525,949	32,319,605
GuideStone Growth Equity Fund (Institutional Class)¥	1,363,047	28,733,033
GuideStone Small Cap Equity Fund (Institutional Class)¥	625,376	10,962,847
GuideStone International Equity Index Fund (Institutional Class)¥	2,263,905	20,058,201
GuideStone International Equity Fund (Institutional Class)¥	3,102,968	40,835,063
GuideStone Emerging Market Equity Fund (Institutional Class)¥	2,007,525	16,421,555

	Shares	Value
GuideStone Inflation Protected Bond Fund (Institutional Class)¥	3,219,970	$33,004,691
GuideStone Flexible Income Fund (Investor Class)¥	1,907,592	18,255,658
GuideStone Real Estate Securities Fund (Institutional Class)¥	455,138	4,141,753
GuideStone Global Natural Resources Equity Fund (Investor Class)¥	1,073,768	7,967,361

Total Mutual Funds (Cost $555,925,819)		535,023,030

	Par
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill 0.60%, 06/22/17Ω‡‡ (Cost $299,161)	$300,000	299,129

TOTAL INVESTMENTS — 100.0% (Cost $556,224,980)		535,322,159

Other Assets in Excess of Liabilities — 0.0%		78,421

NET ASSETS — 100.0%		$535,400,580

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2016, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$535,023,030	$535,023,030	$—	$—
U.S. Treasury Obligation	299,129	—	299,129	—

Total Assets - Investments in Securities	$535,322,159	$535,023,030	$299,129	$—

Liabilities:
Other Financial Instruments***
Futures Contracts	$(39,534)	$(39,534)	$—	$—

Total Liabilities - Other Financial Instruments	$(39,534)	$(39,534)	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments (such as futures contracts), which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the “Financial Futures Contracts” disclosure in the Notes to Financial Statements.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2016.

See Notes to Financial Statements.	23

MyDestination 2025 Fund (Unaudited)

The Fund, through investments in the Select Funds, combined a greater percentage of exposure to equity securities with smaller percentages allocated to fixed-income and real assets securities. The Fund followed an allocation glide path designed to become more conservative over time, and the targeted allocations were approximately 26.00% Fixed Income Select Funds, 46.00% U.S. Equity Select Funds, 20.00% Non-U.S. Equity Select Funds and 8.00% Real Asset Select Funds as of December 31, 2016.

As a fund of funds, the Fund’s performance was based on the performance of the underlying Select Funds. The Fund generated a return of 8.01% for the one-year period ended December 31, 2016. Contribution to performance from the U.S. Equity Select Funds was positive for absolute performance. The Defensive Market Strategies Fund was the largest Equity Select Fund contributor to absolute performance, benefiting from volatility and strong alpha generation. International equity exposure, including both developed and emerging markets, added modestly to performance. Non-U.S. developed equity markets underperformed their U.S. counterpart due to slower economic growth, a strengthening U.S. dollar and a reliance on further monetary policy. The Fund’s fixed-income allocation meaningfully added to investment returns, and the Global Bond Fund was the largest Fixed Income Select Fund contributor. Real assets were a significant driver of positive absolute performance, led by the Global Natural Resources Equity Fund which benefited from the rally in commodity prices during the year.

The Fund outperformed its composite benchmark in 2016 (8.01% versus 7.71%). The largest contributors to relative outperformance were the Global Natural Resources Equity Fund and the Defensive Market Strategies Fund. The largest negative detractor to relative performance was the Growth Equity Fund.

The Fund attempted to achieve its objective by investing in the Select Funds. The Fund is managed to a retirement date (“target date”) by adjusting the percentage of fixed-income securities and equity securities to become more conservative each year until reaching the retirement year and then approximately 12 years thereafter. The target date in the name of the Fund is the approximate date when an investor plans to start withdrawing money. This Fund may be suitable for investors who want a simplified “one fund” retirement solution, are willing to pay slightly higher fees to get a diversified mix of investments that becomes more conservative over time and plan to retire at an age that is near the year 2025. The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed-income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. The Fund is subject to risks presented by investments in foreign issuers, and changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments held by the Select Funds. By investing in this Fund, you will incur the expenses of the Fund, in addition to those of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss nor is the amount of the original investment guaranteed at the target date. It is possible to lose money by investing in the Fund.

At December 31, 2016, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
U.S. Equity Select Funds	45.6
Fixed Income Select Funds	27.3
Non-U.S. Equity Select Funds	19.4
Real Return Select Funds	7.6
U.S. Treasury Obligation	0.1

100.0

MyDestination 2025 Fund (Unaudited)

Average Annual Total Returns as of 12/31/16
	Investor Class*	Benchmark**
One Year	8.01%	7.71%
Five Year	7.40%	7.28%
Ten Year	3.91%	4.26%
Since Inception	3.91%	4.25%
Inception Date	12/29/06
Total Fund Operating Expenses (May 1, 2016 Prospectus)(1)	1.00%

(1)The Fund’s shareholders indirectly bear the expenses of the Investor Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the10-year period from December 31, 2006 to December 31, 2016, with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite index as of December 2016, consisting of 1.42% of the BofA Merrill Lynch 1-3 Year US Treasury Index, 19.33% of the Bloomberg Barclays US Aggregate Bond Index, 2.57% of the Bloomberg Barclays Global Aggregate Bond Index, 1.29% of the Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Bond Index, 1.29% of the J.P. Morgan EMBI Plus, 2.21% of the Bloomberg Barclays US TIPS (Series-L) Index, 8.95% of the Citigroup 3-Month Treasury Bill Index, 17.26% of the S&P 500® Index, 1.97% of the S&P/LSTA U.S. BB- Ratings and Above Loan Index, 1.17% of the FTSE EPRA/ NAREIT Developed Index, 9.00% of the Russell 1000® Value Index, 8.19% of the Russell 1000® Growth Index, 3.11% of the Russell 2000® Index, 2.43% of the MSCI World Commodity Producers Index, 15.66% of the MSCI EAFE Index and 4.15% of the MSCI Emerging Markets Index.

The construction of the composite index corresponds to the target percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds. As the target percentage allocations to the underlying investments change according to the MyDestination Funds® glide path, the target percentage allocations to the composite index also change.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MYDESTINATION 2025 FUND SCHEDULE OF INVESTMENTS	December 31, 2016

	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund (Institutional Class)¥	16,076,040	$16,076,040
GuideStone Low-Duration Bond Fund (Institutional Class)¥	893,313	11,916,802
GuideStone Medium- Duration Bond Fund (Institutional Class)¥	11,205,838	162,036,420
GuideStone Global Bond Fund (Institutional Class)¥	4,444,538	43,023,128
GuideStone Defensive Market Strategies Fund (Institutional Class)¥	12,622,312	150,205,509
GuideStone Equity Index Fund (Institutional Class)¥	2,824,145	69,699,890
GuideStone Value Equity Fund (Institutional Class)¥	3,562,310	75,449,730
GuideStone Growth Equity Fund (Institutional Class)¥	3,257,746	68,673,278
GuideStone Small Cap Equity Fund (Institutional Class)¥	1,488,544	26,094,170
GuideStone International Equity Index Fund (Institutional Class)¥	4,859,762	43,057,488
GuideStone International Equity Fund (Institutional Class)¥	6,700,798	88,182,506
GuideStone Emerging Market Equity Fund (Institutional Class)¥	4,249,357	34,759,743

	Shares	Value
GuideStone Inflation Protected Bond Fund (Institutional Class)¥	1,810,722	$18,559,904
GuideStone Flexible Income Fund (Investor Class)¥	1,721,992	16,479,467
GuideStone Real Estate Securities Fund (Institutional Class)¥	1,081,270	9,839,557
GuideStone Global Natural Resources Equity Fund (Investor Class)¥	2,748,056	20,390,572

Total Mutual Funds (Cost $893,793,152)		854,444,204

	Par
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill
0.60%, 06/22/17Ω‡‡ (Cost $498,602)	$500,000	498,550

TOTAL INVESTMENTS — 100.0% (Cost $894,291,754)		854,942,754

Other Assets in Excess of Liabilities — 0.0%		228,518

NET ASSETS — 100.0%		$855,171,272

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2016, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$854,444,204	$854,444,204	$—	$—
U.S. Treasury Obligation	498,550	—	498,550	—

Total Assets - Investments in Securities	$854,942,754	$854,444,204	$498,550	$—

Liabilities:
Other Financial Instruments***
Futures Contracts	$(76,877)	$(76,877)	$—	$—

Total Liabilities - Other Financial Instruments	$(76,877)	$(76,877)	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments (such as futures contracts), which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the “Financial Futures Contracts” disclosure in the Notes to Financial Statements.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2016.

26	See Notes to Financial Statements.

MyDestination 2035 Fund (Unaudited)

The Fund, through investments in the Select Funds, combines a greater percentage of exposure to equity securities with smaller percentages allocated to fixed-income and real assets securities. The Fund followed an allocation glide path designed to become more conservative over time, and the targeted allocations were approximately 20.00% Fixed Income Select Funds, 49.00% U.S. Equity Select Funds, 26.00% Non-U.S. Equity Select Funds and 5.00% Real Asset Select Funds as of December 31, 2016.

As a fund of funds, the Fund’s performance was based on the performance of the underlying Select Funds. The Fund generated a return of 8.38% for the one-year period ended December 31, 2016. Contribution to performance from the U.S. Equity Select Funds was positive for absolute performance. The Value Equity Fund was the largest Equity Select Fund contributor to absolute performance, as value stocks outperformed growth stocks for the year. International equity exposure, including both developed and emerging markets, added modestly to performance. Non-U.S. developed equity markets underperformed their U.S. counterpart due to slower economic growth, a strengthening U.S. dollar and a reliance on further monetary policy. The Fund’s fixed-income allocation meaningfully added to investment returns, and the Global Bond Fund was the largest Fixed Income Select Fund contributor. Real assets were a positive contributor to absolute performance, led by the Global Natural Resources Equity Fund which benefited from the rally in commodity prices during the year.

The Fund underperformed its composite benchmark in 2016 (8.38% versus 9.39%). The largest contributors to relative underperformance were the Growth Equity Fund and the Value Equity Fund. The largest contributors to relative performance were the Global Natural Resource Equity Fund and the International Equity Fund.

The Fund attempted to achieve its objective by investing in the Select Funds. The Fund is managed to a retirement date (“target date”) by adjusting the percentage of fixed-income securities and equity securities to become more conservative each year until reaching the retirement year and then approximately 12 years thereafter. The target date in the name of the Fund is the approximate date when an investor plans to start withdrawing money. This Fund may be suitable for investors who want a simplified “one fund” retirement solution, are willing to pay slightly higher fees to get a diversified mix of investments that becomes more conservative over time and plan to retire at an age that is near the year 2035. The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed-income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. The Fund is subject to risks presented by investments in foreign issuers, and changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments held by the Select Funds. By investing in this Fund, you will incur the expenses of the Fund, in addition to those of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss nor is the amount of the original investment guaranteed at the target date. It is possible to lose money by investing in the Fund.

At December 31, 2016, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%

U.S. Equity Select Funds	48.2
Non-U.S. Equity Select Funds	25.3
Fixed Income Select Funds	21.5
Real Return Select Funds	4.9
U.S. Treasury Obligation	0.1

100.0

MyDestination 2035 Fund (Unaudited)

Average Annual Total Returns as of 12/31/16
	Investor Class*	Benchmark**
One Year	8.38%	9.39%
Five Year	8.51%	9.21%
Ten Year	3.61%	4.43%
Since Inception	3.61%	4.43%
Inception Date	12/29/06
Total Fund Operating Expenses (May 1, 2016 Prospectus)(1)	1.06%

(1)The Fund’s shareholders indirectly bear the expenses of the Investor Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2006 to December 31, 2016, with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite index as of December 2016, consisting of 0.05% of the BofA Merrill Lynch 1-3 Year US Treasury Index, 15.70% of the Bloomberg Barclays US Aggregate Bond Index, 1.95% of the Bloomberg Barclays Global Aggregate Bond Index, 0.98% of the Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Bond Index, 0.98% of the J.P. Morgan EMBI Plus, 1.42% of the Citigroup 3-Month Treasury Bill Index, 15.10% of the S&P 500® Index, 1.64% of the FTSE EPRA/ NAREIT Developed Index, 14.43% of the Russell 1000® Value Index, 13.59% of the Russell 1000® Growth Index, 4.82% of the Russell 2000® Index, 3.37% of the MSCI World Commodity Producers Index, 20.32% of the MSCI EAFE Index and 5.65% of the MSCI Emerging Markets Index.

The construction of the composite index corresponds to the target percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds. As the target percentage allocations to the underlying investments change according to the MyDestination Funds® glide path, the target percentage allocations to the composite index also change. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MYDESTINATION 2035 FUND SCHEDULE OF INVESTMENTS	December 31, 2016

	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund (Institutional Class)¥	11,320,501	$11,320,501
GuideStone Low-Duration Bond Fund (Institutional Class)¥	16,417	218,997
GuideStone Medium-Duration Bond Fund (Institutional Class)¥	5,075,433	73,390,758
GuideStone Global Bond Fund (Institutional Class)¥	1,888,339	18,279,121
GuideStone Defensive Market Strategies Fund (Institutional Class)¥	1,112,946	13,244,061
GuideStone Equity Index Fund (Institutional Class)¥	2,591,547	63,959,378
GuideStone Value Equity Fund (Institutional Class)¥	3,185,114	67,460,714
GuideStone Growth Equity Fund (Institutional Class)¥	3,013,169	63,517,607
GuideStone Small Cap Equity Fund (Institutional Class)¥	1,285,612	22,536,771
GuideStone International Equity Index Fund (Institutional Class)¥	3,514,791	31,141,049
GuideStone International Equity Fund (Institutional Class)¥	4,852,443	63,858,153

	Shares	Value
GuideStone Emerging Market Equity Fund (Institutional Class)¥	3,227,298	$26,399,295
GuideStone Real Estate Securities Fund (Institutional Class)¥	843,510	7,675,943
GuideStone Global Natural Resources Equity Fund (Investor Class)¥	2,125,876	15,774,003

Total Mutual Funds (Cost $509,978,061)		478,776,351

	Par
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill
0.60%, 06/22/17Ω‡‡ (Cost $498,601)	$500,000	498,549

TOTAL INVESTMENTS — 100.0% (Cost $510,476,662)		479,274,900
Liabilities in Excess of Other Assets — 0.0%		(223,435)

NET ASSETS — 100.0%		$479,051,465

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2016, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$478,776,351	$478,776,351	$—	$—
U.S. Treasury Obligation	498,549	—	498,549	—

Total Assets - Investments in Securities	$479,274,900	$478,776,351	$498,549	$—

Liabilities:
Other Financial Instruments***
Futures Contracts	$(79,204)	$(79,204)	$—	$—

Total Liabilities - Other Financial Instruments	$(79,204)	$(79,204)	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments (such as futures contracts), which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the “Financial Futures Contracts” disclosure in the Notes to Financial Statements.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2016.

See Notes to Financial Statements.	29

MyDestination 2045 Fund (Unaudited)

The Fund, through investments in the Select Funds, combined a high percentage of exposure to equity securities with only modest percentages allocated to fixed-income and real assets securities. The Fund followed an allocation glide path designed to become more conservative over time, and the targeted allocations were approximately 11.00% Fixed Income Select Funds, 55.00% U.S. Equity Select Funds, 29.00% Non-U.S. Equity Select Funds and 5.00% Real Asset Select Funds as of December 31, 2016.

As a fund of funds, the Fund’s performance was based on the performance of the underlying Select Funds. The Fund generated a return of 8.45% for the one-year period ended December 31, 2016. Contribution to performance from the U.S. Equity Select Funds was positive for absolute performance. The Value Equity Fund was the largest Equity Select Fund contributor to absolute performance, as value stocks outperformed growth stocks for the year. International equity exposure, including both developed and emerging markets, added modestly to performance. Non-U.S. developed equity markets underperformed their U.S. counterpart due to slower economic growth, a strengthening U.S. dollar and a reliance on further monetary policy. The Fund’s fixed-income allocation meaningfully added to investment returns, and the Global Bond Fund was the largest Fixed Income Select Fund contributor. Real assets were a positive contributor to absolute performance, led by the Global Natural Resources Equity Fund which benefited from the rally in commodity prices during the year.

The Fund underperformed its composite benchmark in 2016 (8.45% versus 9.90%). The largest contributors to relative underperformance were the Growth Equity Fund and the Value Equity Fund. The largest contributors to relative performance were the Global Natural Resources Equity Fund and the International Equity Fund.

The Fund attempted to achieve its objective by investing in the Select Funds. The Fund is managed to a retirement date (“target date”) by adjusting the percentage of fixed-income securities and equity securities to become more conservative each year until reaching the retirement year and then approximately 12 years thereafter. The target date in the name of the Fund is the approximate date when an investor plans to start withdrawing money. This Fund may be suitable for investors who want a simplified “one fund” retirement solution, are willing to pay slightly higher fees to get a diversified mix of investments that becomes more conservative over time and plan to retire at an age that is near the year 2045. The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed-income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. The Fund is subject to risks presented by investments in foreign issuers, and changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments held by the Select Funds. By investing in this Fund, you will incur the expenses of the Fund, in addition to those of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss nor is the amount of the original investment guaranteed at the target date. It is possible to lose money by investing in the Fund.

At December 31, 2016, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
U.S. Equity Select Funds	53.3
Non-U.S. Equity Select Funds	28.7
Fixed Income Select Funds	12.9
Real Return Select Funds	5.0
U.S. Treasury Obligation	0.1

100.0

MyDestination 2045 Fund (Unaudited)

Average Annual Total Returns as of 12/31/16
	Investor Class*	Benchmark**
One Year	8.45%	9.90%
Five Year	8.80%	9.71%
Ten Year	3.42%	4.34%
Since Inception	3.41%	4.33%
Inception Date	12/29/06
Total Fund Operating Expenses (May 1, 2016 Prospectus)(1)	1.10%

(1)The Fund’s shareholders indirectly bear the expenses of the Investor Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2006 to December 31, 2016, with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite index as of December 2016, consisting of 8.68% of the Bloomberg Barclays US Aggregate Bond Index, 2.17% of the Bloomberg Barclays Global Aggregate Bond Index, 16.14% of the S&P 500® Index, 1.68% of the FTSE EPRA/NAREIT Developed Index, 16.75% of the Russell 1000® Value Index, 16.02% of the Russell 1000® Growth Index, 5.71% of the Russell 2000® Index, 3.45% of the MSCI World Commodity Producers Index, 23.20% of the MSCI EAFE Index and 6.20% of the MSCI Emerging Markets Index.

The construction of the composite index corresponds to the target percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds. As the target percentage allocations to the underlying investments change according to the MyDestination Funds® glide path, the target percentage allocations to the composite index also change.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MYDESTINATION 2045 FUND SCHEDULE OF INVESTMENTS	December 31, 2016

	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund (Institutional Class)¥	7,921,165	$7,921,165
GuideStone Medium-Duration Bond Fund (Institutional Class)¥	2,077,559	30,041,505
GuideStone Global Bond Fund (Institutional Class)¥	774,142	7,493,694
GuideStone Equity Index Fund (Institutional Class)¥	2,261,964	55,825,267
GuideStone Value Equity Fund (Institutional Class)¥	2,734,951	57,926,268
GuideStone Growth Equity Fund (Institutional Class)¥	2,628,451	55,407,757
GuideStone Small Cap Equity Fund (Institutional Class)¥	1,126,548	19,748,385
GuideStone International Equity Index Fund (Institutional Class)¥	2,989,128	26,483,670
GuideStone International Equity Fund (Institutional Class)¥	4,087,837	53,795,935
GuideStone Emerging Market Equity Fund (Institutional Class)¥	2,623,638	21,461,359

	Shares	Value
GuideStone Real Estate Securities Fund (Institutional Class)¥	638,419	$5,809,609
GuideStone Global Natural Resources Equity Fund (Investor Class)¥	1,606,170	11,917,783

Total Mutual Funds (Cost $376,686,527)		353,832,397

	Par
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill
0.60%, 06/22/17Ω‡‡
(Cost $398,881)	$400,000	398,840

TOTAL INVESTMENTS — 100.0% (Cost $377,085,408)		354,231,237
Other Assets in Excess of Liabilities — 0.0%		40,068

NET ASSETS — 100.0%		$354,271,305

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2016, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$353,832,397	$353,832,397	$—	$—
U.S. Treasury Obligation	398,840	—	398,840	—

Total Assets - Investments in Securities	$354,231,237	$353,832,397	$398,840	$—

Liabilities:
Other Financial Instruments***
Futures Contracts	$(49,968)	$(49,968)	$—	$—

Total Liabilities - Other Financial Instruments	$(49,968)	$(49,968)	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments (such as futures contracts), which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the “Financial Futures Contracts” disclosure in the Notes to Financial Statements.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2016.

32	See Notes to Financial Statements.

MyDestination 2055 Fund (Unaudited)

The Fund, through investments in the Select Funds, combined a high percentage of exposure to equity securities with only modest percentages allocated to fixed-income and real assets securities. The Fund followed an allocation glide path designed to become more conservative over time, and the targeted allocations were approximately 7.00% Fixed Income Select Funds, 57.00% U.S. Equity Select Funds, 31.00% Non-U.S. Equity Select Funds and 5.00% Real Asset Select Funds as of December 31, 2016.

As a fund of funds, the Fund’s performance was based on the performance of the underlying Select Funds. The Fund generated a return of 8.81% for the one-year period ended December 31, 2016. Contribution to performance from the U.S. Equity Select Funds was positive for absolute performance. The Value Equity Fund was the largest Equity Select Fund contributor to absolute performance, as value stocks outperformed growth stocks for the year. International equity exposure, including both developed and emerging markets, added modestly to performance. Non-U.S. developed equity markets underperformed their U.S. counterpart due to slower economic growth, a strengthening U.S. dollar and a reliance on further monetary policy. The Fund’s fixed-income allocation meaningfully added to investment returns, and the Global Bond Fund was the largest Fixed Income Select Fund contributor. Real assets were a positive contributor to absolute performance, led by the Global Natural Resources Equity Fund which benefited from the rally in commodity prices during the year.

The Fund underperformed its composite benchmark in 2016 (8.81% versus 10.05%). The largest contributors to relative underperformance were the Growth Equity Fund and the Value Equity Fund. The largest contributors to relative performance were the Global Natural Resources Equity Fund and the International Equity Fund.

The Fund attempted to achieve its objective by investing in the Select Funds. The Fund is managed to a retirement date (“target date”) by adjusting the percentage of fixed-income securities and equity securities to become more conservative each year until reaching the retirement year and then approximately 12 years thereafter. The target date in the name of the Fund is the approximate date when an investor plans to start withdrawing money. This Fund may be suitable for investors who want a simplified “one fund” retirement solution, are willing to pay slightly higher fees to get a diversified mix of investments that becomes more conservative over time and plan to retire at an age that is near the year 2055. The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed-income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. The Fund is subject to risks presented by investments in foreign issuers, and changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments held by the Select Funds. By investing in this Fund, you will incur the expenses of the Fund, in addition to those of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss nor is the amount of the original investment guaranteed at the target date. It is possible to lose money by investing in the Fund.

At December 31, 2016, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
U.S. Equity Select Funds	55.5
Non-U.S. Equity Select Funds	30.4
Fixed Income Select Funds	9.0
Real Return Select Funds	4.9
U.S. Treasury Obligations	0.1

99.9

MyDestination 2055 Fund (Unaudited)

Average Annual Total Returns as of 12/31/16
	Investor Class*	Benchmark**
One Year	8.81%	10.05%
Five Year	8.42%	9.81%
Since Inception	8.41%	9.97%
Inception Date	01/01/12
Total Fund Operating Expenses (May 1, 2016 Prospectus)(1)	1.10%

(1)The Fund’s shareholders indirectly bear the expenses of the Investor Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund since January 1, 2012 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite index as of December 2016, consisting of 5.62% of the Bloomberg Barclays US Aggregate Bond Index, 1.40% of the Bloomberg Barclays Global Aggregate Bond Index, 16.89% of the S&P 500® Index, 1.70% of the FTSE EPRA/NAREIT Developed Index, 17.15% of the Russell 1000® Value Index, 17.10% of the Russell 1000® Growth Index, 5.70% of the Russell 2000® Index, 3.34% of the MSCI World Commodity Producers Index, 24.55% of the MSCI EAFE Index and 6.55% of the MSCI Emerging Markets Index.

The construction of the composite index corresponds to the target percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds. As the target percentage allocations to the underlying investments change according to the MyDestination Funds® glide path, the target percentage allocations to the composite index also change.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MYDESTINATION 2055 FUND SCHEDULE OF INVESTMENTS	December 31, 2016

	Shares	Value
MUTUAL FUNDS — 99.8%
GuideStone Money Market Fund (Institutional Class)¥	1,376,052	$1,376,052
GuideStone Medium-Duration Bond Fund (Institutional Class)¥	238,725	3,451,964
GuideStone Global Bond Fund (Institutional Class)¥	89,027	861,786
GuideStone Equity Index Fund (Institutional Class)¥	420,630	10,381,140
GuideStone Value Equity Fund (Institutional Class)¥	497,607	10,539,322
GuideStone Growth Equity Fund (Institutional Class)¥	498,538	10,509,181
GuideStone Small Cap Equity Fund (Institutional Class)¥	199,870	3,503,719
GuideStone International Equity Index Fund (Institutional Class)¥	561,769	4,977,272
GuideStone International Equity Fund (Institutional Class)¥	767,968	10,106,465
GuideStone Emerging Market Equity Fund (Institutional Class)¥	491,756	4,022,560

	Shares	Value
GuideStone Real Estate Securities Fund (Institutional Class)¥	114,898	$1,045,571
GuideStone Global Natural Resources Equity Fund (Investor Class)¥	276,335	2,050,406

Total Mutual Funds (Cost $64,204,660)		62,825,438

	Par
U.S. TREASURY OBLIGATIONS — 0.1%
U.S. Treasury Bills
0.48%, 03/02/17Ω‡‡	$50,000	49,962
0.60%, 06/22/17Ω‡‡	50,000	49,855

Total U.S. Treasury Obligations (Cost $99,824)		99,817

TOTAL INVESTMENTS — 99.9% (Cost $64,304,484)		62,925,255
Other Assets in Excess of Liabilities — 0.1%		48,126

NET ASSETS — 100.0%		$62,973,381

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2016, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$62,825,438	$62,825,438	$—	$—
U.S. Treasury Obligations	99,817	—	99,817	—

Total Assets - Investments in Securities	$62,925,255	$62,825,438	$99,817	$—

Liabilities:
Other Financial Instruments***
Futures Contracts	$(3,773)	$(3,773)	$—	$—

Total Liabilities - Other Financial Instruments	$(3,773)	$(3,773)	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments (such as futures contracts), which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the “Financial Futures Contracts” disclosure in the Notes to Financial Statements.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2016.

See Notes to Financial Statements.	35

STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2016

	MyDestination 2005 Fund	MyDestination 2015 Fund
Assets
Investments in securities of unaffiliated issuers, at value	$99,817	$299,129
Investments in securities of affiliated issuers, at value	108,561,284	535,023,030

Total investments (1)	108,661,101	535,322,159
Cash	8,069	—
Receivables:
Dividends	520	2,551
Receivable from advisor	9,908	—
Fund shares sold	12,979	228,123
Variation margin on financial futures contracts	1,386	11,459
Prepaid expenses and other assets	12,960	15,227

Total Assets	108,706,923	535,579,519

Liabilities
Cash overdraft	—	9
Payables:
Fund shares redeemed	13,903	—
Variation margin on financial futures contracts	2,225	10,795
Accrued expenses:
Investment advisory fees	—	19,458
Shareholder servicing fees	23,042	112,385
Other expenses	32,229	36,292

Total Liabilities	71,399	178,939

Net Assets	$108,635,524	$535,400,580

Net Assets Consist of:
Paid-in-capital	$110,993,321	$552,863,272
Accumulated net investment income	249,533	2,262,782
Undistributed (accumulated) net realized gain (loss) on investments and derivative transactions	(985,883)	1,216,881
Net unrealized appreciation (depreciation) on investments and derivative transactions	(1,621,447)	(20,942,355)

Net Assets	$108,635,524	$535,400,580

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Investor Class	$108,635,524	$535,400,580

Investor shares outstanding	10,863,342	56,142,721

Net asset value, offering and redemption price per Investor share	$10.00	$9.54

(1) Investments in securities of unaffiliated issuers, at cost	$99,824	$299,161
Investments in securities of affiliated issuers, at cost	110,186,574	555,925,819

Total investments at cost	$110,286,398	$556,224,980

36	See Notes to Financial Statements.

MyDestination 2025 Fund	MyDestination 2035 Fund	MyDestination 2045 Fund	MyDestination 2055 Fund

$498,550	$498,549	$398,840	$99,817
854,444,204	478,776,351	353,832,397	62,825,438

854,942,754	479,274,900	354,231,237	62,925,255
—	—	—	—

4,357	3,056	2,236	399
—	—	—	10,744
483,204	232,957	150,895	63,264
20,196	13,558	8,716	—
15,446	13,964	14,018	12,294

855,465,957	479,538,435	354,407,102	63,011,956

14	29	23	4

—	307,490	—	724

28,225	27,936	22,015	4,450
40,129	16,293	8,216	—

179,034	100,052	74,260	12,958
47,283	35,170	31,283	20,439

294,685	486,970	135,797	38,575

$855,171,272	$479,051,465	$354,271,305	$62,973,381

$887,243,723	$506,863,452	$375,071,714	$64,887,225
4,838,586	3,592,329	3,015,645	105,716
2,514,840	(123,350)	(911,915)	(636,558)
(39,425,877)	(31,280,966)	(22,904,139)	(1,383,002)

$855,171,272	$479,051,465	$354,271,305	$62,973,381

$855,171,272	$479,051,465	$354,271,305	$62,973,381

92,198,289	54,968,219	42,738,200	5,448,953

$9.28	$8.72	$8.29	$11.56

$498,602	$498,601	$398,881	$99,824
893,793,152	509,978,061	376,686,527	64,204,660

$894,291,754	$510,476,662	$377,085,408	$64,304,484

See Notes to Financial Statements.	37

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2016

	MyDestination 2005 Fund	MyDestination 2015 Fund
Investment Income
Income distributions received from affiliated funds	$1,885,029	$10,195,794
Interest	274	936

Total Investment Income	1,885,303	10,196,730

Expenses
Investment advisory fees	107,286	517,286
Transfer agent fees:
Investor Shares	21,287	28,854
Custodian fees	20,053	22,412
Shareholder servicing fees:
Investor Shares	262,999	1,273,251
Accounting and administration fees	9,835	30,817
Professional fees	122,534	59,492
Blue sky fees:
Investor Shares	17,737	22,598
Shareholder reporting fees:
Investor Shares	6,392	17,589
Trustee expenses	921	4,429
Line of credit facility fees and interest expense	1,285	3,628
Other expenses	25,029	32,555

Total Expenses	595,358	2,012,911
Expenses waived/reimbursed net of amount recaptured(1)	(170,089)	(234,596)

Net Expenses	425,269	1,778,315

Net investment income	1,460,034	8,418,415

Realized and Unrealized Gain (Loss)
Capital gain distributions received from affiliated funds	810,727	7,119,847
Net realized loss on investment securities of affiliated issuers	(1,394,493)	(4,438,221)
Net realized gain on futures transactions	47,734	448,779

Net realized gain (loss)	(536,032)	3,130,405

Change in unrealized appreciation (depreciation) on investment securities of affiliated issuers	4,337,887	23,148,070
Change in unrealized appreciation (depreciation) on investment securities of unaffiliated issuers	(7)	(32)
Change in unrealized appreciation (depreciation) on futures	10,352	(49,146)

Net change in unrealized appreciation (depreciation)	4,348,232	23,098,892

Net Realized and Unrealized Gain	3,812,200	26,229,297

Net Increase in Net Assets Resulting from Operations	$5,272,234	$34,647,712

(1)	See Note 3a and 3c in Notes to Financial Statements.

38	See Notes to Financial Statements.

MyDestination 2025 Fund	MyDestination 2035 Fund	MyDestination 2045 Fund	MyDestination 2055 Fund

$15,970,702	$8,535,299	$5,758,794	$961,853
1,561	1,717	1,249	495

15,972,263	8,537,016	5,760,043	962,348

790,888	437,388	318,875	49,982

33,252	25,892	23,872	19,357
25,120	21,115	20,380	14,319

1,944,339	1,069,844	779,835	122,141
44,681	26,533	20,399	5,840
59,493	59,492	59,493	59,493

19,663	17,269	17,708	16,515

23,988	13,507	10,495	3,514
6,728	3,692	2,676	417
7,288	2,928	2,180	335
44,518	37,232	34,026	25,440

2,999,958	1,714,892	1,289,939	317,353
(282,323)	(220,516)	(200,534)	(146,729)

2,717,635	1,494,376	1,089,405	170,624

13,254,628	7,042,640	4,670,638	791,724

13,824,605	7,361,465	5,758,831	996,366
(8,188,623)	(6,565,857)	(6,025,985)	(1,437,780)
778,520	755,529	595,811	110,788

6,414,502	1,551,137	328,657	(330,626)

41,360,903	26,930,084	21,927,210	4,128,652

(52)	(52)	(41)	(7)
(95,469)	(104,886)	(71,719)	(253)

41,265,382	26,825,146	21,855,450	4,128,392

47,679,884	28,376,283	22,184,107	3,797,766

$60,934,512	$35,418,923	$26,854,745	$4,589,490

See Notes to Financial Statements.	39

STATEMENTS OF CHANGES IN NET ASSETS

	MyDestination 2005 Fund		MyDestination 2015 Fund
	For the Year Ended		For the Year Ended
	12/31/16	12/31/15	12/31/16	12/31/15
Operations:
Net investment income	$1,460,034	$1,150,666	$8,418,415	$6,868,016
Net realized gain (loss) on investment securities and futures transactions	(536,032)	4,874,894	3,130,405	60,681,123
Net change in unrealized appreciation (depreciation) on investment securities and futures	4,348,232	(7,615,947)	23,098,892	(78,110,461)

Net increase (decrease) in net assets resulting from operations	5,272,234	(1,590,387)	34,647,712	(10,561,322)

Dividends and Distributions to Shareholders:
Dividends from net investment income	(1,210,501)	(1,152,425)	(6,155,633)	(6,878,105)
Distributions from net realized capital gains	(944,226)	(4,969,548)	(9,812,326)	(57,954,824)

Total dividends and distributions	(2,154,727)	(6,121,973)	(15,967,959)	(64,832,929)

Capital Share Transactions:
Proceeds from Investor shares sold	29,940,757	27,506,031	84,788,090	73,578,395
Reinvestment of dividends and distributions into Investor shares	2,154,580	6,121,233	15,963,515	64,831,368

Total proceeds from shares sold and reinvested	32,095,337	33,627,264	100,751,605	138,409,763

Value of Investor shares redeemed	(22,669,607)	(22,044,249)	(63,543,088)	(63,828,211)

Net increase from capital share transactions(1)	9,425,730	11,583,015	37,208,517	74,581,552

Total increase (decrease) in net assets	12,543,237	3,870,655	55,888,270	(812,699)

Net Assets:
Beginning of Year	96,092,287	92,221,632	479,512,310	480,325,009

End of Year*	$108,635,524	$96,092,287	$535,400,580	$479,512,310

*Including undistributed net investment income	$249,533	$—	$2,262,782	$—

(1)	See Note 6 in Notes to Financial Statements.

40	See Notes to Financial Statements.

MyDestination 2025 Fund		MyDestination 2035 Fund		MyDestination 2045 Fund		MyDestination 2055 Fund
For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
12/31/16	12/31/15	12/31/16	12/31/15	12/31/16	12/31/15	12/31/16	12/31/15

$13,254,628	$10,118,243	$7,042,640	$5,369,781	$4,670,638	$3,345,580	$791,724	$423,709

6,414,502	96,518,835	1,551,137	63,641,995	328,657	47,896,386	(330,626)	3,112,500

41,265,382	(128,538,405)	26,825,146	(86,406,268)	21,855,450	(64,673,589)	4,128,392	(5,211,897)

60,934,512	(21,901,327)	35,418,923	(17,394,492)	26,854,745	(13,431,623)	4,589,490	(1,675,688)

(8,416,042)	(10,113,645)	(3,450,311)	(5,368,991)	(1,654,993)	(3,351,321)	(686,008)	(425,054)
(19,446,568)	(91,105,779)	(14,584,084)	(59,976,161)	(11,986,023)	(43,705,295)	(1,723,825)	(2,675,837)

(27,862,610)	(101,219,424)	(18,034,395)	(65,345,152)	(13,641,016)	(47,056,616)	(2,409,833)	(3,100,891)

129,211,781	107,980,511	69,340,421	67,002,823	55,119,010	49,939,603	22,719,176	18,058,275

27,861,817	101,215,951	18,034,395	65,345,152	13,641,016	47,056,616	2,409,832	3,100,891

157,073,598	209,196,462	87,374,816	132,347,975	68,760,026	96,996,219	25,129,008	21,159,166

(42,672,317)	(37,073,023)	(16,986,664)	(17,141,728)	(9,420,875)	(8,184,280)	(2,800,595)	(5,729,952)

114,401,281	172,123,439	70,388,152	115,206,247	59,339,151	88,811,939	22,328,413	15,429,214

147,473,183	49,002,688	87,772,680	32,466,603	72,552,880	28,323,700	24,508,070	10,652,635

707,698,089	658,695,401	391,278,785	358,812,182	281,718,425	253,394,725	38,465,311	27,812,676

$855,171,272	$707,698,089	$479,051,465	$391,278,785	$354,271,305	$281,718,425	$62,973,381	$38,465,311

$4,838,586	$—	$3,592,329	$—	$3,015,645	$—	$105,716	$—

See Notes to Financial Statements.	41

FINANCIAL HIGHLIGHTS

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income (1)		Capital Gain Distributions Received from Affiliated Funds	Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(2)(3)		Expenses, Gross(2)(4)		Investment Income, Net (1)(3)		Portfolio Turnover Rate
MyDestination 2005 Fund

Investor Class
2016	$ 9.71	$0.14	#	$0.08	$0.27	$(0.11)	$ (0.09)	$10.00	5.07%	$108,636	0.40	%(5)	0.57	%(5)	1.39	%(5)	12%
2015	10.54	0.13	#	0.21	(0.52)	(0.11)	(0.54)	9.71	(1.63)	96,092	0.30		0.41		1.20		110	(6)
2014	10.70	0.13	#	0.21	(0.06)	(0.19)	(0.25)	10.54	2.54	92,222	0.20		0.24		1.22		9
2013	10.25	0.09	#	0.25	0.29	(0.18)	—	10.70	6.18	84,817	0.20		0.25		0.87		27
2012	9.60	0.13	#	0.18	0.55	(0.21)	—	10.25	8.92	80,582	0.20		0.27		1.24		8
MyDestination 2015 Fund

Investor Class
2016	$ 9.19	$0.16	#	$0.13	$0.35	$(0.11)	$ (0.18)	$9.54	6.99%	$535,401	0.35%		0.40%		1.65%		16%
2015	10.84	0.15	#	0.36	(0.74)	(0.14)	(1.28)	9.19	(2.06)	479,512	0.28		0.31		1.41		108	(6)
2014	10.97	0.15	#	0.35	(0.07)	(0.22)	(0.34)	10.84	3.92	480,325	0.14		0.14		1.29		6
2013	10.21	0.12	#	0.44	0.49	(0.28)	(0.01)	10.97	10.35	440,481	0.14		0.14		1.10		15
2012	9.37	0.15	#	0.22	0.70	(0.23)	—	10.21	11.46	352,576	0.15		0.15		1.47		2
MyDestination 2025 Fund

Investor Class
2016	$ 8.88	$0.16	#	$0.16	$0.39	$(0.09)	$ (0.22)	$9.28	8.01%	$855,171	0.35%		0.39%		1.70%		17%
2015	10.66	0.16	#	0.49	(0.97)	(0.13)	(1.33)	8.88	(2.91)	707,698	0.28		0.31		1.46		110	(6)
2014	10.80	0.14	#	0.46	(0.18)	(0.22)	(0.34)	10.66	3.88	658,695	0.14		0.14		1.23		3
2013	9.84	0.13	#	0.57	0.78	(0.27)	(0.25)	10.80	15.15	545,652	0.14		0.14		1.19		16
2012	8.81	0.14	#	0.22	0.86	(0.19)	—	9.84	13.90	375,238	0.15		0.15		1.51		2

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests.
(3)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(4)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(5)	Includes non-routine extraordinary expenses amounting to 0.05% of average net assets. See Note 13 in Notes to Financial Statements.
(6)	The portfolio turnover rate for the year ended December 31, 2015 reflects rebalancing of holdings in the Funds and is not representative of a change in investment strategy for the Funds.

42	See Notes to Financial Statements.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income (1)		Capital Gain Distributions Received from Affiliated Funds	Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(2)(3)	Expenses, Gross(2)(4)	Investment Income, Net (1)(3)	Portfolio Turnover Rate
MyDestination 2035 Fund

Investor Class
2016	$ 8.36	$0.14	#	$0.15	$ 0.42	$(0.07)	$(0.28)	$ 8.72	8.38%	$479,051	0.35%	0.40%	1.65%	16%
2015	10.49	0.15	#	0.62	(1.24)	(0.12)	(1.54)	8.36	(4.30)	391,279	0.28	0.32	1.41	120	(5)
2014	10.79	0.12	#	0.51	(0.34)	(0.19)	(0.40)	10.49	2.70	358,812	0.15	0.15	1.10	5
2013	9.40	0.11	#	0.64	1.26	(0.22)	(0.40)	10.79	21.41	291,874	0.19	0.16	1.05	17
2012	8.22	0.11	#	0.21	1.02	(0.11)	(0.05)	9.40	16.30	188,242	0.20	0.18	1.23	1
MyDestination 2045 Fund

Investor Class
2016	$ 7.95	$0.12	#	$0.15	$ 0.41	$(0.04)	$(0.30)	$ 8.29	8.45%	$354,271	0.35%	0.41%	1.50%	16%
2015	10.00	0.12	#	0.66	(1.25)	(0.09)	(1.49)	7.95	(4.46)	281,718	0.29	0.34	1.22	124	(5)
2014	10.37	0.10	#	0.53	(0.40)	(0.17)	(0.43)	10.00	2.23	253,395	0.20	0.17	0.92	4
2013	9.14	0.10	#	0.68	1.35	(0.21)	(0.69)	10.37	23.44	212,102	0.20	0.18	0.94	18
2012	7.96	0.10	#	0.21	1.01	(0.09)	(0.05)	9.14	16.60	135,196	0.20	0.21	1.14	1
MyDestination 2055 Fund

Investor Class
2016	$11.05	$0.18	#	$0.23	$ 0.57	$(0.13)	$(0.34)	$11.56	8.81%	$ 62,973	0.35%	0.65%	1.62%	27%
2015	12.60	0.16	#	0.93	(1.66)	(0.13)	(0.85)	11.05	(4.48)	38,465	0.30	0.65	1.29	124	(5)
2014	12.95	0.14	#	0.77	(0.62)	(0.21)	(0.43)	12.60	2.25	27,813	0.20	0.62	1.02	5
2013	11.20	0.13	#	1.02	1.47	(0.26)	(0.61)	12.95	23.44	16,383	0.20	1.01	1.05	30
2012*	10.00	0.13	#	0.30	0.98	(0.10)	(0.11)	11.20	14.18	6,316	0.20	2.31	1.24	18

#	Calculated using the average shares outstanding method.
*	Inception date was January 1, 2012.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests.
(3)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(4)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(5)	The portfolio turnover rate for the year ended December 31, 2015 reflects rebalancing of holdings in the Funds and is not representative of a change in investment strategy for the Funds.

See Notes to Financial Statements.	43

Conservative Allocation Fund (Unaudited)

The Fund, through investments in the Select Funds, combined a greater percentage of exposure to fixed-income securities with a smaller percentage to equity securities and real assets securities. The Fund had a target of, but was not limited to, an asset allocation of 55.00% Fixed Income Select Funds, 20.00% U.S. Equity Select Funds, 7.00% Non-U.S. Equity Select Funds and 18.00% Real Asset Select Funds.

As a fund of funds, the Fund’s performance was based on the performance of the underlying Select Funds. The Investor Class of the Fund generated a return of 4.82% for the one-year period ended December 31, 2016, driven primarily by positive absolute performance of the underlying Equity Select Funds. Within this asset class, the Fund’s absolute return was most positively influenced by its exposure to the Defensive Market Strategies Fund, followed by exposure to the Value Equity Fund and the Emerging Markets Equity Fund. The Fund’s Real Asset Select Funds allocation added to investment returns, as the Global Natural Resources Equity Fund contributed positively. Additionally, the Fund’s Fixed Income Select Funds allocation positively impacted performance, led by contributions from the Low-Duration Bond Fund.

The Investor Class of the Fund underperformed its composite benchmark in 2016 (4.82% versus 5.19%). Relative underperformance was primarily driven by the allocation to U.S. Equity Select Funds, with both the Value Equity Fund and the Growth Equity Fund detracting the most from relative returns. Lastly, the largest positive contributor to relative performance was the Defensive Market Strategies Fund.

Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures and fixed-income futures. Overall, derivative exposure had a slight positive impact on Fund performance for the year.

The Fund attempted to achieve its objective by investing in the Select Funds. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The Fund may be suitable for investors who have a short- to medium-term investment horizon, possess a relatively low tolerance for risk and want some exposure to the growth potential of the stock market tempered by a larger allocation to short-term, fixed-income securities. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. It is possible to lose money by investing in the Fund.

At December 31, 2016, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

	%
Fixed Income Select Funds	55.6
U.S. Equity Select Funds	19.9
Real Return Select Funds	17.5
Non-U.S. Equity Select Funds	7.0
U.S. Treasury Obligations	—	**

	100.0

**Rounds to less than 0.05%

Conservative Allocation Fund (Unaudited)

Average Annual Total Returns as of 12/31/16
	Institutional Class	Investor Class*	Benchmark**
One Year	5.07%	4.82%	5.19%
Five Year	N/A	3.00%	3.45%
Ten Year	N/A	3.15%	3.53%
Since Inception(1)	3.64%	3.53%	3.89%
Inception Date	11/23/15	08/27/01
Total Fund Operating Expenses (May 1, 2016 Prospectus)(2)	0.72%	0.97%

(1)The Since Inception benchmark performance is based on the start date of August 27, 2001, which corresponds with the inception date of the Investor Class, the longest operating class of the Fund.

(2)The Fund’s shareholders indirectly bear the expenses of the Investor or Institutional Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2006 to December 31, 2016, with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite index as of December 2016, consisting of the BofA Merrill Lynch 1-3 Year US Treasury Index, the Bloomberg Barclays US Aggregate Bond Index, the Bloomberg Barclays US TIPS (Series-L) Index, the Russell 3000® Index, the FTSE EPRA/NAREIT Developed Index, the S&P/LSTA U.S. BB- Ratings and Above Loan Index, the MSCI World Commodity Producers Index and the MSCI ACWI ex USA Index, weighted 41.00%, 14.00%, 10.00%, 20.00%, 1.00%, 5.00%, 2.00% and 7.00%, respectively.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

CONSERVATIVE ALLOCATION FUND SCHEDULE OF INVESTMENTS	December 31, 2016

	Shares	Value
MUTUAL FUNDS — 100.0%
GuideStone Money Market Fund (Institutional Class)¥	6,912,700	$6,912,700
GuideStone Low-Duration Bond Fund (Institutional Class)¥	11,602,500	154,777,355
GuideStone Medium-Duration Bond Fund (Institutional Class)¥	2,781,263	40,217,067
GuideStone Global Bond Fund (Institutional Class)¥	1,055,155	10,213,898
GuideStone Defensive Market Strategies Fund (Institutional Class)¥	2,874,447	34,205,915
GuideStone Value Equity Fund (Institutional Class)¥	935,922	19,822,828
GuideStone Growth Equity Fund (Institutional Class)¥	848,502	17,886,432
GuideStone Small Cap Equity Fund (Institutional Class)¥	227,130	3,981,588
GuideStone International Equity Fund (Institutional Class)¥	1,612,935	21,226,229
GuideStone Emerging Market Equity Fund (Institutional Class)¥	683,274	5,589,185
GuideStone Inflation Protected Bond Fund (Institutional Class)¥	3,583,928	36,735,265

	Shares	Value
GuideStone Flexible Income Fund (Investor Class)¥	1,955,414	$18,713,314
GuideStone Real Estate Securities Fund (Institutional Class)¥	416,256	3,787,925
GuideStone Global Natural Resources Equity Fund (Investor Class)¥	1,008,778	7,485,134

Total Mutual Funds (Cost $396,314,073)		381,554,835

	Par
U.S. TREASURY OBLIGATIONS — 0.0%
U.S. Treasury Bills
0.48%, 03/02/17Ω‡‡	$ 50,000	49,962
0.60%, 06/22/17Ω‡‡	50,000	49,855

Total U.S. Treasury Obligations (Cost $99,824)		99,817

TOTAL INVESTMENTS — 100.0% (Cost $396,413,897)		381,654,652
Liabilities in Excess of Other Assets — 0.0%		(21,554)

NET ASSETS — 100.0%		$381,633,098

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2016, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$381,554,835	$381,554,835	$—	$—
U.S. Treasury Obligations	99,817	—	99,817	—

Total Assets - Investments in Securities	$381,654,652	$381,554,835	$99,817	$—

Liabilities:
Other Financial Instruments***
Futures Contracts	$(7,949)	$(7,949)	$—	$—

Total Liabilities - Other Financial Instruments	$(7,949)	$(7,949)	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments (such as futures contracts), which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the “Financial Futures Contracts” disclosure in the Notes to Financial Statements.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2016.

46	See Notes to Financial Statements.

Balanced Allocation Fund (Unaudited)

The Fund, through investments in the Select Funds, combined approximately equal percentages to equity securities and fixed-income securities in addition to a smaller allocation to real assets securities. The Fund had a target of, but was not limited to, an asset allocation of 41.00% Fixed Income Select Funds, 30.00% U.S. Equity Select Funds, 14.00% Non-U.S. Equity Select Funds and 15.00% Real Asset Select Funds.

As a fund of funds, the Fund’s performance was based on the performance of the underlying Select Funds. The Investor Class of the Fund generated a return of 7.00% for the one-year period ended December 31, 2016. While all underlying asset classes generated positive performance for the year, exposure to the underlying U.S. Equity Select Funds, in aggregate, added the most to absolute performance, followed by the Real Asset Select Funds. The Fund’s absolute return was most positively influenced by its exposure to the Value Equity Fund, the Defensive Market Strategies Fund and the Global Natural Resources Equity Fund. The Fund’s Non-U.S. Equity Select Funds allocation added to investment returns, as the contribution from both underlying Non-U.S. Equity Select Funds was notably positive for the year. The Fixed Income Select Fund allocation also provided positive results, with the most positive contributions coming from the Global Bond Fund and Medium-Duration Bond Fund.

The Investor Class of the Fund underperformed its composite benchmark in 2016 (7.00% versus 7.21%), which was driven primarily by allocations to the U.S. Equity Select Funds. Within this asset class, the Growth Equity Fund and the Value Equity Fund had impacts on relative underperformance over the period. Additionally, within the Real Asset Select Funds allocation, both the Inflation Protected Bond Fund and Flexible Income Fund detracted from relative performance over the one-year period ended December 31, 2016.

Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures and fixed-income futures. Overall, derivative exposure had a slight positive impact on Fund performance for the year.

The Fund attempted to achieve its objective by investing in the Select Funds. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. This Fund may be suitable for investors who have a medium- to long-term investment horizon, possess a moderate tolerance for risk and seek to participate in the return potential of stocks but want to achieve this result more slowly and with less volatility through a balanced allocation of fixed-income and equity investments. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. It is possible to lose money by investing in the Fund.

At December 31, 2016, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
Fixed Income Select Funds	42.2
U.S. Equity Select Funds	29.2
Real Return Select Funds	14.4
Non-U.S. Equity Select Funds	14.1
U.S. Treasury Obligation	0.1

100.0

Balanced Allocation Fund (Unaudited)

Average Annual Total Returns as of 12/31/16
	Institutional Class*	Investor Class*	Benchmark**
One Year	7.27%	7.00%	7.21%
Five Year	N/A	5.65%	6.46%
Ten Year	N/A	4.18%	4.87%
Since Inception(1)	4.88%	5.03%	5.58%
Inception Date	11/23/15	08/27/01
Total Fund Operating Expenses (May 1, 2016 Prospectus)(2)	0.77%	1.03%

(1)The Since Inception benchmark performance is based on the start date of August 27, 2001, which corresponds with the inception date of the Investor Class, the longest operating class of the Fund.

(2)The Fund’s shareholders indirectly bear the expenses of the Investor or Institutional Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2006 to December 31, 2016, with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite index as of December 2016, consisting of the Bloomberg Barclays US Aggregate Bond Index, the Bloomberg Barclays US TIPS (Series-L) Index, the Russell 3000® Index, the FTSE EPRA/NAREIT Developed Index, the S&P/ LSTA U.S. BB- Ratings and Above Loan Index, the MSCI World Commodity Producers Index and the MSCI ACWI ex USA Index, weighted 41.00%, 6.00%, 30.00%, 3.00%, 3.00%, 3.00% and 14.00%, respectively.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

BALANCED ALLOCATION FUND SCHEDULE OF INVESTMENTS	December 31, 2016

	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund (Institutional Class)¥	32,201,158	$32,201,158
GuideStone Low-Duration Bond Fund (Institutional Class)¥	13,352,856	178,127,096
GuideStone Medium-Duration Bond Fund (Institutional Class)¥	16,382,901	236,896,752
GuideStone Extended-Duration Bond Fund (Institutional Class)¥	3,595,058	60,756,483
GuideStone Global Bond Fund (Institutional Class)¥	12,207,714	118,170,670
GuideStone Defensive Market Strategies Fund (Institutional Class)¥	9,947,455	118,374,719
GuideStone Value Equity Fund (Institutional Class)¥	6,918,410	146,531,918
GuideStone Growth Equity Fund (Institutional Class)¥	6,521,360	137,470,276
GuideStone Small Cap Equity Fund (Institutional Class)¥	1,780,822	31,217,810
GuideStone International Equity Fund (Institutional Class)¥	12,530,301	164,898,764
GuideStone Emerging Market Equity Fund (Institutional Class)¥	5,350,938	43,770,671

	Shares	Value
GuideStone Inflation Protected Bond Fund (Institutional Class)¥	8,342,209	$85,507,638
GuideStone Flexible Income Fund (Investor Class)¥	4,652,257	44,522,099
GuideStone Real Estate Securities Fund (Institutional Class)¥	4,235,984	38,547,450
GuideStone Global Natural Resources Equity Fund (Investor Class)¥	6,133,986	45,514,173

Total Mutual Funds (Cost $1,588,617,657)		1,482,507,677

	Par
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill
0.60%, 06/22/17Ω‡‡ (Cost $997,203)	$1,000,000	997,099

TOTAL INVESTMENTS — 100.0% (Cost $1,589,614,860)		1,483,504,776
Liabilities in Excess of Other Assets — 0.0%		(476,064)

NET ASSETS — 100.0%		$1,483,028,712

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2016, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$1,482,507,677	$1,482,507,677	$—	$—
U.S. Treasury Obligation	997,099	—	997,099	—

Total Assets - Investments in Securities	$1,483,504,776	$1,482,507,677	$997,099	$—

Liabilities:
Other Financial Instruments***
Futures Contracts	$(122,073)	$(122,073)	$—	$—

Total Liabilities - Other Financial Instruments	$(122,073)	$(122,073)	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments (such as futures contracts), which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the “Financial Futures Contracts” disclosure in the Notes to Financial Statements.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2016.

See Notes to Financial Statements.	49

Growth Allocation Fund (Unaudited)

The Fund, through investments in the Select Funds, combined a greater percentage of exposure to equity securities with a smaller percentage to fixed-income securities and real assets securities. The Fund had a target of, but was not limited to, an asset allocation of 25.00% Fixed Income Select Funds, 41.00% U.S. Equity Select Funds, 27.00% Non-U.S. Equity Select Funds and 7.00% Real Asset Select Funds.

As a fund of funds, the Fund’s performance was based on the performance of the underlying Select Funds. The Investor Class of the Fund generated a return of 7.08% for the one-year period ended December 31, 2016. While all underlying asset classes generated positive performance for the year, exposure to the underlying U.S. Equity Select Funds and Real Asset Select Funds contributed the most to performance. The Fund’s absolute return was most positively influenced by its exposures to the Value Equity Fund and the Global Natural Resources Equity Fund. Additionally, the Fund’s Non-U.S. Equity Select Funds allocation contributed meaningfully to investment returns. Lastly, the Fixed Income Select Funds were positive across all underlying strategies, most notably for the Global Bond Fund.

The Investor Class of the Fund underperformed its composite benchmark in 2016 (7.08% versus 8.27%). While underlying U.S. Equity Select Funds holdings detracted from relative performance results, the Fund’s relative performance was most negatively impacted by allocations to the Growth Equity Fund and the Value Equity Fund.

Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures and fixed-income futures. Overall, derivative exposure had a slight positive impact on Fund performance for the year.

The Fund attempted to achieve its objective by investing in the Select Funds. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. This Fund may be suitable for investors who have a long-term investment horizon, possess a relatively high tolerance for risk and seek to participate in the return potential of stocks at a slightly lower risk level than an all stock portfolio. Foreign securities may be subject to greater risk than domestic securities due to currency volatility, reduced market liquidity and political and economic instability. Small company stocks are subject to greater risk than large company stocks due to more volatility and less liquidity. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. It is possible to lose money by investing in the Fund.

At December 31, 2016, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
U.S. Equity Select Funds	39.9
Fixed Income Select Funds	26.8
Non-U.S. Equity Select Funds	26.6
Real Return Select Funds	6.6
U.S. Treasury Obligation	0.1

100.0

Growth Allocation Fund (Unaudited)

Average Annual Total Returns as of 12/31/16
	Institutional Class*	Investor Class*	Benchmark**
One Year	7.34%	7.08%	8.27%
Five Year	N/A	7.60%	8.34%
Ten Year	N/A	3.93%	4.72%
Since Inception(1)	4.33%	5.04%	5.72%
Inception Date	11/23/15	08/27/01
Total Fund Operating Expenses (May 1, 2016 Prospectus)(2)	0.87%	1.13%

(1)The Since Inception benchmark performance is based on the start date of August 27, 2001, which corresponds with the inception date of the Investor Class, the longest operating class of the Fund.

(2)The Fund’s shareholders indirectly bear the expenses of the Investor or Institutional Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights. The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2006 to December 31, 2016, with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite index as of December 2016, consisting of the Bloomberg Barclays US Aggregate Bond Index, the Russell 3000® Index, the FTSE EPRA/NAREIT Developed Index, the MSCI World Commodity Producers Index and the MSCI ACWI ex USA Index, weighted 25.00%, 41.00%, 4.00%, 3.00% and 27.00%, respectively.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

GROWTH ALLOCATION FUND SCHEDULE OF INVESTMENTS	December 31, 2016

	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund (Institutional Class)¥	25,622,952	$25,622,952
GuideStone Low-Duration Bond Fund (Institutional Class)¥	5,956,208	79,455,818
GuideStone Medium-Duration Bond Fund (Institutional Class)¥	7,364,092	106,484,768
GuideStone Extended-Duration Bond Fund (Institutional Class)¥	1,611,465	27,233,756
GuideStone Global Bond Fund (Institutional Class)¥	5,477,598	53,023,147
GuideStone Value Equity Fund (Institutional Class)¥	9,411,425	199,333,986
GuideStone Growth Equity Fund (Institutional Class)¥	9,025,885	190,265,659
GuideStone Small Cap Equity Fund (Institutional Class)¥	2,552,104	44,738,385
GuideStone International Equity Fund (Institutional Class)¥	17,487,336	230,133,347

	Shares	Value
GuideStone Emerging Market Equity Fund (Institutional Class)¥	7,247,369	$59,283,475
GuideStone Real Estate Securities Fund (Institutional Class)¥	4,008,864	36,480,658
GuideStone Global Natural Resources Equity Fund (Investor Class)¥	4,688,310	34,787,260

Total Mutual Funds (Cost $1,204,298,401)		1,086,843,211

	Par
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill
0.60%, 06/22/17Ω‡‡ (Cost $897,483)	$900,000	897,389

TOTAL INVESTMENTS — 100.0% (Cost $1,205,195,884)		1,087,740,600
Liabilities in Excess of Other Assets — 0.0%		(89,096)

NET ASSETS — 100.0%		$1,087,651,504

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2016, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$1,086,843,211	$1,086,843,211	$—	$—
U.S. Treasury Obligation	897,389	—	897,389	—

Total Assets - Investments in Securities	$1,087,740,600	$1,086,843,211	$897,389	$—

Liabilities:
Other Financial Instruments***
Futures Contracts	$(140,927)	$(140,927)	$—	$—

Total Liabilities - Other Financial Instruments	$(140,927)	$(140,927)	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments (such as futures contracts), which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the “Financial Futures Contracts” disclosure in the Notes to Financial Statements.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2016.

52	See Notes to Schedules of Investments.

Aggressive Allocation Fund (Unaudited)

The Fund, through investments in the Select Funds, combined a greater percentage of exposure to U.S. equity securities with a smaller percentage to non-U.S. equity securities. The Fund had a target of, but was not limited to, an asset allocation of 60.00% U.S. Equity Select Funds and 40.00% Non-U.S. Equity Select Funds.

As a fund of funds, its performance was based on the performance of the underlying Select Funds. The Investor Class of the Fund generated a return of 6.38% for the one-year period ended December 31, 2016. Exposure to both the U.S. Equity Select Funds, in aggregate, and non-U.S. Equity Select Funds generated positive performance. The only detractor to absolute performance was the Growth Equity Fund. The largest contributor to absolute performance was the Value Equity Fund, as U.S. value stocks significantly outperformed the overall U.S. equity market.

The Investor Class of the Fund underperformed its composite benchmark in 2016 (6.38% versus 9.46%). The Fund’s relative performance was most negatively impacted by allocations to the Growth Equity Fund and the Value Equity Fund.

Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures. Overall, derivative exposure had a slight positive impact on Fund performance for the year.

The Fund attempted to achieve its objective by investing in the Select Funds. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. This Fund may be suitable for investors who have a long-term investment horizon, possess a relatively high tolerance for risk and want to diversify by adding an aggressive investment option that combines U.S. and international stocks. Foreign securities may be subject to greater risk than domestic securities due to currency volatility, reduced market liquidity and political and economic instability. Small company stocks are subject to greater risk than large company stocks due to more volatility and less liquidity. It is possible to lose money by investing in the Fund.

At December 31, 2016, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
U.S. Equity Select Funds	58.6
Non-U.S. Equity Select Funds	39.1
Fixed Income Select Fund	2.2
U.S. Treasury Obligation	0.1

100.0

Aggressive Allocation Fund (Unaudited)

Average Annual Total Returns as of 12/31/16
	Institutional Class*	Investor Class*	Benchmark**
One Year	6.55%	6.38%	9.46%
Five Year	N/A	9.89%	10.80%
Ten Year	N/A	3.76%	4.72%
Since Inception(1)	3.17%	5.04%	5.92%
Inception Date	11/23/15	08/27/01
Total Fund Operating Expenses (May 1, 2016 Prospectus)(2)	0.96%	1.21%

(1) The Since Inception benchmark performance is based on the start date of August 27, 2001, which corresponds with the inception date of the Investor Class, the longest operating class of the Fund.

(2) The Fund’s shareholders indirectly bear the expenses of the Investor or Institutional Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2006 to December 31, 2016, with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a composite index as of December 2016, consisting of the Russell 3000® Index and the MSCI ACWI ex USA Index, weighted 60.00% and 40.00%, respectively.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

AGGRESSIVE ALLOCATION FUND
SCHEDULE OF INVESTMENTS	December 31, 2016

	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund (Institutional Class)¥	18,821,903	$18,821,903
GuideStone Value Equity Fund (Institutional Class)¥	11,105,470	235,213,850
GuideStone Growth Equity Fund (Institutional Class)¥	10,721,089	226,000,562
GuideStone Small Cap Equity Fund (Institutional Class)¥	2,934,283	51,437,989
GuideStone International Equity Fund (Institutional Class)¥	20,618,141	271,334,741
GuideStone Emerging Market Equity Fund (Institutional Class)¥	8,645,615	70,721,128

Total Mutual Funds (Cost $994,875,255)		873,530,173

	Par	Value
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill 0.60%, 06/22/17Ω‡‡ (Cost $1,096,923)	$1,100,000	$1,096,809

TOTAL INVESTMENTS — 100.0% (Cost $995,972,178)		874,626,982
Liabilities in Excess of Other Assets — 0.0%		(229,945)

NET ASSETS — 100.0%		$874,397,037

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2016, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Mutual Funds	$873,530,173	$873,530,173	$—	$—
U.S. Treasury Obligation	1,096,809	—	1,096,809	—

Total Assets - Investments in Securities	$874,626,982	$873,530,173	$1,096,809	$—

Liabilities:
Other Financial Instruments***
Futures Contracts	$(99,064)	$(99,064)	$—	$—

Total Liabilities - Other Financial Instruments	$(99,064)	$(99,064)	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments (such as futures contracts), which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the “Financial Futures Contracts” disclosure in the Notes to Financial Statements.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2016.

See Notes to Financial Statements.	55

STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2016

	Conservative Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Assets
Investments in securities of unaffiliated issuers, at value	$99,817	$997,099	$897,389	$1,096,809
Investments in securities of affiliated issuers, at value	381,554,835	1,482,507,677	1,086,843,211	873,530,173

Total investments, at value (1)	381,654,652	1,483,504,776	1,087,740,600	874,626,982
Cash	—	—	160	—
Cash collateral for derivatives	10,000	—	100,000	—
Receivables:
Dividends from affiliated funds	1,436	8,523	6,854	4,879
Fund shares sold	65,765	95,705	204,973	62,044
Variation margin on financial futures contracts	3,996	49,186	33,866	19,875
Prepaid expenses and other assets	38,058	40,414	36,485	34,258

Total Assets	381,773,907	1,483,698,604	1,088,122,938	874,748,038

Liabilities
Cash overdraft	—	—	—	43
Payables:
Fund shares redeemed	—	167,134	71,879	4,531
Variation margin on financial futures contracts	4,451	45,830	56,565	55,870
Accrued expenses:
Investment advisory fees	26,889	108,141	85,991	75,065
Professional fees	9,864	9,864	9,864	9,864
Shareholder servicing fees	64,578	244,123	177,487	149,066
Other expenses	35,027	94,800	69,648	56,562

Total Liabilities	140,809	669,892	471,434	351,001

Net Assets	$381,633,098	$1,483,028,712	$1,087,651,504	$874,397,037

Net Assets Consist of:
Paid-in-capital	$397,301,278	$1,597,429,083	$1,208,599,634	$992,628,221
Accumulated net investment income	1,270,413	18,045,922	8,746,893	9,664,868
Accumulated net realized loss on investments and derivative transactions	(2,171,399)	(26,214,136)	(12,098,812)	(6,451,792)
Net unrealized appreciation (depreciation) on investments and derivative transactions	(14,767,194)	(106,232,157)	(117,596,211)	(121,444,260)

Net Assets	$381,633,098	$1,483,028,712	$1,087,651,504	$874,397,037

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$75,332,549	$326,164,142	$244,872,605	$166,292,614

Institutional shares outstanding	6,921,058	29,417,304	22,324,513	15,862,608

Net asset value, offering and redemption price per Institutional share	$10.88	$11.09	$10.97	$10.48

Net assets applicable to the Investor Class	$306,300,549	$1,156,864,570	$842,778,899	$708,104,423

Investor shares outstanding	28,142,002	104,349,555	76,859,142	67,728,071

Net asset value, offering and redemption price per Investor share	$10.88	$11.09	$10.97	$10.46

(1) Investments in securities of unaffiliated issuers, at cost	$99,824	$997,203	$897,483	$1,096,923
Investments in securities of affiliated issuers, at cost	396,314,073	1,588,617,657	1,204,298,401	994,875,255

Total investments, at cost	$396,413,897	$1,589,614,860	$1,205,195,884	$995,972,178

56	See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2016

	Conservative Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Investment Income
Income distributions received from affiliated funds	$6,483,530	$31,004,223	$19,938,758	$12,376,802
Interest	280	3,124	2,809	3,434

Total Investment Income	6,483,810	31,007,347	19,941,567	12,380,236

Expenses
Investment advisory fees	377,308	1,522,818	1,104,447	930,678
Transfer agent fees:
Institutional shares	4,579	4,963	4,783	4,529
Investor shares	33,985	68,772	47,106	37,807
Custodian fees	23,569	44,582	39,285	28,221
Shareholder servicing fees:
Investor shares	749,613	2,907,051	2,095,002	1,870,090
Accounting and administration fees	24,253	82,179	60,940	51,752
Professional fees	49,694	49,693	49,694	49,694
Blue sky fees:
Institutional shares	6,170	7,176	6,916	6,733
Investor shares	19,995	19,536	18,372	16,526
Shareholder reporting fees:
Institutional shares	414	854	661	346
Investor shares	25,265	51,467	35,277	27,797
Trustee expenses	3,229	13,037	9,430	8,031
Line of credit facility fees and interest expense	2,536	10,866	7,729	6,567
Other expenses	38,219	91,099	76,149	68,348

Total Expenses	1,358,829	4,874,093	3,555,791	3,107,119
Expenses waived/reimbursed(1)	(98,389)	(229,910)	(90,247)	(240)

Net Expenses	1,260,440	4,644,183	3,465,544	3,106,879

Net investment income	5,223,370	26,363,164	16,476,023	9,273,357

Realized and Unrealized Gain (Loss)
Capital gain distributions received from affiliated funds	3,235,763	22,396,236	20,962,173	22,285,564
Net realized loss on investment securities of affiliated issuers	(3,055,370)	(21,410,443)	(15,604,337)	(15,628,309)
Net realized gain on futures transactions	140,525	1,312,012	1,337,248	1,543,480

Net realized gain	320,918	2,297,805	6,695,084	8,200,735

Change in unrealized appreciation (depreciation) on investment securities of affiliated issuers	12,281,378	72,497,355	51,146,013	39,560,935
Change in unrealized appreciation (depreciation) on investment securities of unaffiliated issuers	(7)	(104)	(94)	(114)
Change in unrealized appreciation (depreciation) on futures	(11,179)	(215,863)	(243,335)	(223,492)

Net change in unrealized appreciation (depreciation)	12,270,192	72,281,388	50,902,584	39,337,329

Net Realized and Unrealized Gain	12,591,110	74,579,193	57,597,668	47,538,064

Net Increase in Net Assets Resulting from Operations	$17,814,480	$100,942,357	$74,073,691	$56,811,421

(1) See Note 3a and 3c in Notes to Financial Statements.

See Notes to Financial Statements.	57

STATEMENTS OF CHANGES IN NET ASSETS

	Conservative Allocation Fund		Balanced Allocation Fund
	For the Year Ended		For the Year Ended
	12/31/16	12/31/15	12/31/16	12/31/15
Operations:
Net investment income	$5,223,370	$4,056,466	$26,363,164	$22,248,842
Net realized gain on investment securities and futures transactions	320,918	21,364,449	2,297,805	209,853,176
Net change in unrealized appreciation (depreciation) on investment securities and futures	12,270,192	(34,121,239)	72,281,388	(292,929,539)

Net increase (decrease) in net assets resulting from operations	17,814,480	(8,700,324)	100,942,357	(60,827,521)

Dividends and Distributions to Shareholders:
Dividends from net investment income
Institutional shares	(928,687)	(807,878)	(2,483,236)	(5,045,636)
Investor shares	(3,024,270)	(3,250,907)	(5,829,103)	(17,231,084)
Distributions from net realized capital gains
Institutional shares	(951,614)	(4,056,696)	(8,586,401)	(42,122,169)
Investor shares	(3,903,129)	(16,914,391)	(30,595,881)	(151,904,855)

Total dividends and distributions	(8,807,700)	(25,029,872)	(47,494,621)	(216,303,744)

Capital Share Transactions(1):
Proceeds from shares sold
Institutional shares	10,866,018	266,742	13,574,551	2,393,223
Investor shares	39,269,297	30,769,183	44,406,902	56,861,675
Shares issued from Merger(1)
Institutional shares	—	75,356,677	—	351,418,265
Reinvestment of dividends and distributions
Institutional shares	1,869,987	4,835,687	11,040,091	47,033,321
Investor shares	6,923,060	20,157,620	36,418,219	169,071,981

Total proceeds from shares sold and reinvested	58,928,362	131,385,909	105,439,763	626,778,465

Value of shares redeemed
Institutional shares	(10,009,301)	(1,069,297)	(42,649,048)	(2,356,453)
Investor shares	(42,185,083)	(42,131,709)	(157,414,729)	(114,945,036)

Total value of shares redeemed	(52,194,384)	(43,201,006)	(200,063,777)	(117,301,489)

Net increase (decrease) from capital share transactions(2)	6,733,978	88,184,903	(94,624,014)	509,476,976

Total increase (decrease) in net assets	15,740,758	54,454,707	(41,176,278)	232,345,711

Net Assets:
Beginning of Year	365,892,340	311,437,633	1,524,204,990	1,291,859,279

End of Year*	$381,633,098	$365,892,340	$1,483,028,712	$1,524,204,990

*Including undistributed net investment income	$1,270,413	$—	$18,045,922	$—

(1)	Inception date for Institutional Class for Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund and Aggressive Allocation Fund was November 23, 2015.
(2)	See Note 6 in Notes to Financial Statements.

58	See Notes to Financial Statements.

Growth Allocation Fund		Aggressive Allocation Fund
For the Year Ended		For the Year Ended
12/31/16	12/31/15	12/31/16	12/31/15

$16,476,023	$13,963,287	$9,273,357	$8,782,106
6,695,084	189,714,170	8,200,735	235,381,765
50,902,584	(248,552,166)	39,337,329	(265,954,151)

74,073,691	(44,874,709)	56,811,421	(21,790,280)

(2,219,710)	(3,245,532)	—	(1,573,444)
(5,509,420)	(10,728,514)	—	(7,205,082)

(11,665,660)	(37,114,828)	(14,529,604)	(34,895,055)
(40,312,926)	(130,178,683)	(61,769,042)	(164,370,097)

(59,707,716)	(181,267,557)	(76,298,646)	(208,043,678)

9,777,898	1,175,325	5,702,265	616,532
26,960,487	34,132,116	15,744,951	25,781,773

—	258,734,195	—	172,531,801

13,871,071	40,328,502	14,525,136	36,455,456
45,817,706	140,889,511	61,766,425	171,567,547

96,427,162	475,259,649	97,738,777	406,953,109

(30,033,973)	(2,222,874)	(19,296,176)	(1,914,451)
(108,056,691)	(84,048,090)	(150,902,912)	(78,585,909)

(138,090,664)	(86,270,964)	(170,199,088)	(80,500,360)

(41,663,502)	388,988,685	(72,460,311)	326,452,749

(27,297,527)	162,846,419	(91,947,536)	96,618,791

1,114,949,031	952,102,612	966,344,573	869,725,782

$1,087,651,504	$1,114,949,031	$874,397,037	$966,344,573

$8,746,893	$—	$9,664,868	$—

See Notes to Financial Statements.	59

FINANCIAL HIGHLIGHTS

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income (1)		Capital Gain Distributions Received from Affiliated Funds	Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(2)(3)	Expenses, Gross(2)(4)	Investment Income, Net (1)(3)	Portfolio Turnover Rate
Conservative Allocation Fund

Institutional Class
2016	$10.62	$0.18	#	$0.10	$0.25	$(0.13)	$(0.14)	$10.88	5.07%	$75,333	0.14%	0.15%	1.61%	5%
2015(5)	11.51	0.05	#	0.22	(0.39)	(0.12)	(0.65)	10.62	(0.99)	70,895	0.18	0.20	4.36	92	(6)

Investor Class
2016	$10.62	$0.15	#	$0.10	$0.26	$(0.11)	$(0.14)	$10.88	4.82%	$306,300	0.39%	0.42%	1.36%	5%
2015	11.59	0.14	#	0.26	(0.60)	(0.12)	(0.65)	10.62	(1.69)	294,997	0.27	0.33	1.22	92	(6)
2014	11.84	0.14	#	0.19	(0.17)	(0.19)	(0.22)	11.59	1.40	311,438	0.12	0.16	1.17	20
2013	12.27	0.11	#	0.21	0.12	(0.17)	(0.70)	11.84	3.67	319,213	0.12	0.16	0.85	12
2012	11.70	0.16	#	0.16	0.50	(0.22)	(0.03)	12.27	7.02	327,321	0.12	0.16	1.29	3
Balanced Allocation Fund

Institutional Class
2016	$10.70	$0.22	#	$0.17	$0.39	$(0.08)	$(0.31)	$11.09	7.27%	$326,164	0.11%	0.13%	1.97%	4%
2015(5)	12.67	0.09	#	0.45	(0.77)	(0.16)	(1.58)	10.70	(1.73)	332,327	0.12	0.14	7.28	95	(6)

Investor Class
2016	$10.70	$0.19	#	$0.17	$0.39	$(0.05)	$(0.31)	$11.09	7.00%	$1,156,865	0.37%	0.38%	1.71%	4%
2015	12.89	0.20	#	0.53	(1.18)	(0.16)	(1.58)	10.70	(3.43)	1,191,878	0.28	0.30	1.56	95	(6)
2014	13.14	0.19	#	0.36	(0.09)	(0.27)	(0.44)	12.89	3.53	1,291,859	0.12	0.13	1.38	3
2013	12.73	0.16	#	0.44	0.68	(0.28)	(0.59)	13.14	10.08	1,288,529	0.12	0.13	1.23	27
2012	11.77	0.19	#	0.22	0.97	(0.27)	(0.15)	12.73	11.79	1,204,869	0.12	0.13	1.54	3

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests.
(3)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(4)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(5)	Inception date was November 23, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(6)	The portfolio turnover rate for the year ended December 31, 2015 reflects rebalancing of holdings in the Funds and is not representative of a change in investment strategy for the Funds.

60	See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income (1)		Capital Gain Distributions Received from Affiliated Funds	Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(2)(3)	Expenses, Gross(2)(4)	Investment Income, Net (1)(3)	Portfolio Turnover Rate
Growth Allocation Fund

Institutional Class
2016	$10.83	$0.19	#	$0.21	$0.40	$(0.10)	$(0.56)	$10.97	7.34%	$244,873	0.12%	0.13%	1.72%	4%
2015(5)	13.23	0.11	#	0.76	(1.20)	(0.14)	(1.93)	10.83	(2.36)	247,746	0.14	0.14	8.37	97	(6)

Investor Class
2016	$10.83	$0.16	#	$0.21	$0.40	$(0.07)	$(0.56)	$10.97	7.08%	$842,779	0.38%	0.39%	1.46%	4%
2015	13.43	0.17	#	0.90	(1.61)	(0.13)	(1.93)	10.83	(3.83)	867,203	0.29	0.30	1.26	97	(6)
2014	14.00	0.15	#	0.54	(0.28)	(0.25)	(0.73)	13.43	2.93	952,103	0.12	0.13	1.07	4
2013	13.04	0.15	#	0.67	1.57	(0.27)	(1.16)	14.00	18.49	963,902	0.12	0.13	1.03	22
2012	11.60	0.15	#	0.26	1.30	(0.17)	(0.10)	13.04	14.84	853,233	0.12	0.13	1.17	2
Aggressive Allocation Fund

Institutional Class
2016	$10.77	$0.14	#	$0.27	$0.30	$ —	$(1.00)	$10.48	6.55%	$166,293	0.13%	0.13%	1.28%	2%
2015(5)	14.13	0.12	#	1.10	(1.67)	(0.09)	(2.82)	10.77	(2.85)	169,302	0.15	0.15	8.75	103	(6)

Investor Class
2016	$10.77	$0.10	#	$0.26	$0.33	$ —	$(1.00)	$10.46	6.38%	$708,104	0.39%	0.39%	0.96%	2%
2015	14.06	0.12	#	1.32	(1.82)	(0.09)	(2.82)	10.77	(2.39)	797,043	0.29	0.30	0.85	103	(6)
2014	14.82	0.12	#	0.80	(0.41)	(0.23)	(1.04)	14.06	3.38	869,726	0.12	0.13	0.79	4
2013	12.46	0.11	#	0.90	2.39	(0.29)	(0.75)	14.82	27.41	879,563	0.12	0.13	0.77	12
2012	10.89	0.11	#	0.26	1.50	(0.11)	(0.19)	12.46	17.19	726,665	0.12	0.13	0.91	5

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests.
(3)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(4)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(5)	Inception date was November 23, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(6)	The portfolio turnover rate for the year ended December 31, 2015 reflects rebalancing of holdings in the Funds and is not representative of a change in investment strategy for the Funds.

See Notes to Financial Statements.	61

Money Market Fund (Unaudited)

In December 2016, the Federal Reserve (the “Fed”) saw sufficient evidence of economic strength to raise the federal funds rate by another quarter of a percent. Thus far, the Fed has increased rates by 0.25% in each of the last two years to bring the current target rate to a range of 0.50% to 0.75%. This range remains very accommodative to generate economic growth and to thwart any deflationary pressures. Despite the small increase in the federal funds rate at year-end, short-term rates were at historically low levels throughout the year which negatively impacted the returns available to investors.

In response to new requirements under Rule 2a-7 of the Investment Company Act of 1940, the Money Market Fund altered its holdings in May 2016. The Fund transitioned from a prime money market fund to a government money market fund, and now only holds securities backed in full by the federal government. In general, government funds have lower yields and returns than prime funds given their higher quality orientation. To better reflect the Fund’s new strategies, the benchmark index was changed to the BofA Merrill Lynch 0-3 Month US Treasury Bill Index.

Given the low interest rate environment, which persisted throughout 2016, money market funds (which are lenders to borrowers at short-term interest rates) experienced another year of very moderate returns. At the end of 2016, the three-month U.S. Treasury Bill was yielding 0.50%, although the rate was approximately 0.25% for most of the year. The low yield environment, coupled with the regulatory constraints of Rule 2a-7, made it incredibly difficult for money market funds across the industry to post positive returns net of expenses, including the Fund.

The Fund invested in a broad range of high quality, short-term money market instruments denominated exclusively in U.S. dollars during the year. The Fund maintained a stable per share price of $1.00, while paying monthly dividends based on the daily account value. The Investor Class of the Fund returned 0.04% for the one-year period ended December 31, 2016, as compared to a 0.26% return for its benchmark, the BofA Merrill Lynch 0-3 Month US Treasury Bill Index. In the midst of the difficult interest rate and economic environment, the management of the Fund remained true and steadfast to its primary objectives of preservation of capital and liquidity versus sacrificing quality and taking imprudent risk in an effort to stretch for incremental yield. Stretching for yield in this environment provided an asymmetrical payoff, providing little, if any upside, while increasing the potential for a material negative return event. At year-end, the Fund’s weighted average maturity was 42 days, compared to 39 days at the end of 2015.

This Fund may be suitable for investors who have a short-term investment horizon, seek to maintain a stable dollar value for their investment and can accept a long-term rate of return that may be lower than other fixed-income and stock investments.

An investment in the Fund is not insured or guaranteed by the Federal Depository Insurance Corporation or any other governmental agency. Although the Fund seeks to maintain a value of $1.00 per share, it is possible to lose money by investing in the Fund.

At December 31, 2016, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
Agency Obligations	74.7
Repurchase Agreements	21.2
U.S. Treasury Obligations	4.2

100.1

Money Market Fund (Unaudited)

Average Annual Total Returns as of 12/31/16
	Institutional Class*	Investor Class*	Benchmark**
One Year	0.28%	0.04%	0.26%
Five Year	0.10%	0.02%	0.09%
Ten Year	0.93%	0.81%	0.72%
Since Inception	1.43%	1.30%	1.30%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2016 Prospectus)(1)	0.15%	0.40%

Yield as of 12/31/16(2)
	Institutional Class*	Investor Class*
7-Day Annualized Yield (Net)	0.37%	0.13%
7-Day Annualized Yield (Gross)	0.51%	0.51%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
(2)

Yield for the Money Market Fund represents the annualization of the Fund’s declared dividends over the period indicated, excluding capital gains distributions. The yield more closely reflects the current earnings of the Fund than the total return.

Gross Yield reflects the yield without expenses.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The yield for the Money Market Fund represents annualization of the Fund’s declared dividends over the period indicated, excluding capital gains distributions. The 7-day annualized yield more closely reflects the current earnings of the Fund than the total return.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2006 to December 31, 2016, with all dividends and capital gains reinvested, with the BofA Merrill Lynch 0-3 Month US Treasury Bill Index.

*These performance figures reflect expense waivers by the Fund’s investment adviser. Without these waivers, performance would have been lower. Performance figures shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MONEY MARKET FUND
SCHEDULE OF INVESTMENTS	December 31, 2016

	Par	Value
AGENCY OBLIGATIONS — 74.7%
Federal Farm Credit Bank
0.70%, 09/05/17†	$15,285,000	$15,283,937
0.71%, 09/12/17†	6,400,000	6,400,853
0.70%, 09/22/17†	18,000,000	17,999,342
0.70%, 09/25/17†	15,000,000	14,997,847
Federal Farm Credit Bank Discount Notes
0.60%, 01/03/17	4,095,000	4,094,864
0.53%, 03/30/17	4,335,000	4,328,748
0.59%, 07/11/17	7,870,000	7,844,947
0.64%, 09/29/17	5,965,000	5,934,017
Federal Home Loan Bank
0.57%, 01/11/17	8,000,000	7,999,913
0.73%, 02/14/17†	17,000,000	16,998,950
0.63%, 03/14/17†	12,000,000	11,999,536
0.72%, 03/15/17†	9,000,000	9,000,000
0.46%, 05/04/17†	6,840,000	6,840,000
0.57%, 05/10/17†	11,500,000	11,499,168
0.73%, 05/30/17	11,900,000	11,895,524
0.83%, 06/15/17†	16,195,000	16,195,000
0.71%, 07/07/17†	18,000,000	18,000,000
0.66%, 08/22/17†	22,000,000	21,999,616
0.68%, 08/25/17†	7,450,000	7,450,000
0.79%, 10/16/17†	10,000,000	10,000,000
0.69%, 10/27/17†	6,200,000	6,199,639
0.81%, 10/27/17†	14,915,000	14,915,000
0.71%, 11/08/17†	9,000,000	9,000,000
0.77%, 02/05/18†	7,000,000	7,000,000
Federal Home Loan Bank Discount Notes
0.39%, 01/04/17	37,185,000	37,184,038
0.39%, 01/06/17	13,000,000	12,999,379
0.39%, 01/11/17	22,355,000	22,352,562
0.39%, 01/13/17	12,640,000	12,638,313
0.39%, 01/20/17	13,000,000	12,997,530
0.39%, 01/25/17	84,387,000	84,363,417
0.39%, 01/27/17	63,935,000	63,915,863
0.51%, 02/01/17	30,500,000	30,489,262
0.51%, 02/02/17	15,000,000	14,993,867
0.51%, 02/08/17	20,275,000	20,265,198
0.51%, 02/10/17	8,780,000	8,775,415
0.51%, 02/15/17	12,785,000	12,777,361
0.51%, 02/21/17	8,875,000	8,867,456
0.51%, 02/22/17	18,310,000	18,296,247
0.53%, 03/03/17	11,500,000	11,489,672
0.53%, 03/10/17	9,000,000	8,991,160
0.53%, 03/22/17	12,715,000	12,699,480
0.53%, 03/24/17	66,655,000	66,572,028
0.53%, 03/29/17	7,500,000	7,490,031
0.56%, 04/11/17	10,500,000	10,485,708
0.56%, 04/19/17	27,500,000	27,460,070
0.56%, 05/01/17	15,000,000	14,972,500
Federal Home Loan Mortgage Corporation
0.63%, 04/27/17†	10,000,000	9,999,353
0.59%, 07/21/17†	6,100,000	6,099,655
0.84%, 01/08/18†	5,870,000	5,870,000
0.84%, 01/12/18†	5,870,000	5,870,000
0.97%, 03/08/18†	7,000,000	7,000,000
Federal Home Loan Mortgage Corporation Discount Notes
0.51%, 02/03/17	16,825,000	16,818,291

	Par	Value
0.51%, 02/17/17	$8,625,000	$8,619,257
0.51%, 02/27/17	9,760,000	9,752,119
0.56%, 04/06/17	6,725,000	6,716,482
0.56%, 05/10/17	10,880,000	10,859,727
0.56%, 05/15/17	13,920,000	13,894,093
Federal National Mortgage Association
0.73%, 02/13/17	2,405,000	2,417,623
0.76%, 10/05/17†	5,500,000	5,499,363
Federal National Mortgage Association Discount Notes
0.57%, 06/01/17	3,240,000	3,231,438

Total Agency Obligations (Cost $897,600,859)		897,600,859

U.S. TREASURY OBLIGATIONS — 4.2%
U.S. Treasury Bills
0.49%, 03/02/17	15,000,000	14,988,000
0.51%, 03/16/17	12,000,000	11,986,680
0.56%, 04/27/17	18,000,000	17,964,910

		44,939,590

U.S. Treasury Notes
0.56%, 10/31/17†	1,663,200	1,660,946
0.56%, 01/31/18†	4,000,000	3,999,084

		5,660,030

Total U.S. Treasury Obligations (Cost $50,599,620)		50,599,620

REPURCHASE AGREEMENTS — 21.2%
Bank of Montreal
0.50% (dated 12/30/16, due 01/03/17, repurchase price $3,000,042, collateralized by Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, 2.500% to 5.260%, due 09/01/25 to 08/01/36, total market value $3,090,000)	3,000,000	3,000,000
Bank of Nova Scotia
0.50% (dated 12/30/16, due 01/03/17, repurchase price $30,000,417, collateralized by U.S. Treasury Bill and U.S. Treasury Note, 0.875% to 1.750%, due 11/30/17 to 11/30/21, total market value $30,601,743)	30,000,000	30,000,000
BNP Paribas SA
0.50% (dated 12/30/16, due 01/03/17, repurchase price $40,000,556, collateralized by U.S. Treasury Bill, U.S. Treasury Bond and U.S. Treasury Note, 0.000% to 1.375%, due 06/22/17 to 11/15/31, total market value $40,800,014)	40,000,000	40,000,000

64	See Notes to Financial Statements.

	Par	Value
Citigroup Global Markets, Inc.
0.53% (dated 12/30/16, due 01/03/17, repurchase price $40,000,589, collateralized by U.S. Treasury Note, 1.625%, due 08/15/22, total market value $40,800,044)	$40,000,000	$40,000,000
Goldman Sachs & Co.
0.44% (dated 12/30/16, due 01/03/17, repurchase price $5,000,061, collateralized by Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, 2.500% to 7.500%, due 11/01/17 to 10/01/46, total market value $5,150,000)	5,000,000	5,000,000
HSBC Securities USA, Inc.
0.45% (dated 12/30/16, due 01/03/17, repurchase price $5,500,069, collateralized by U.S. Treasury Bill, 2.625%, due 07/15/17, total market value $5,613,042)	5,500,000	5,500,000
0.46% (dated 12/30/16, due 01/03/17, repurchase price $3,000,038, collateralized by U.S. Treasury Note, 1.250%, due 10/31/21, total market value $3,061,460)	3,000,000	3,000,000
Mitsubishi UFJ Securities USA, Inc.
0.50% (dated 12/30/16, due 01/03/17, repurchase price $20,000,278, collateralized by Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association, 2.260% to 3.543%, due 11/01/24 to 05/20/46, total market value $20,582,273)	20,000,000	20,000,000
Mizuho Securities USA, Inc.
0.50% (dated 12/30/16, due 01/03/17, repurchase price $4,000,056, collateralized by U.S. Treasury Note, 0.125%, due 04/15/20, total market value $4,080,030)	4,000,000	4,000,000

	Par	Value
Morgan Stanley & Co. LLC
0.51% (dated 12/30/16, due 01/03/17, repurchase price $50,000,708, collateralized by Government National Mortgage Association, U.S. Treasury Bond and U.S. Treasury Notes 1.375% to 5.375%, due 03/31/20 to 04/15/41, total market value $51,000,000)	$50,000,000	$50,000,000
RBC Capital Markets LLC
0.48% (dated 12/30/16, due 01/03/17, repurchase price $15,000,200, collateralized by Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, 2.654% to 3.000%, due 05/01/42 to 01/01/47, total market value $15,450,001)	15,000,000	15,000,000
TD Securities USA LLC
0.53% (dated 12/30/16, due 01/03/17, repurchase price $40,000,589, collateralized by U.S. Treasury Bill and U.S. Treasury Note, 1.000% to 2.250%, due 03/31/17 to 07/31/21, total market value $40,800,030)	40,000,000	40,000,000

Total Repurchase Agreements (Cost $255,500,000)		255,500,000

TOTAL INVESTMENTS — 100.1% (Cost $1,203,700,479)		1,203,700,479
Liabilities in Excess of Other Assets — (0.1)%		(1,398,154)

NET ASSETS — 100.0%		$1,202,302,325

See Notes to Financial Statements.	65

MONEY MARKET FUND

SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2016, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$897,600,859	$—	$897,600,859	$—
Repurchase Agreements	255,500,000	—	255,500,000	—
U.S. Treasury Obligations	50,599,620	—	50,599,620	—

Total Assets - Investments in Securities	$1,203,700,479	$—	$1,203,700,479	$—

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2016.

66	See Notes to Financial Statements.

Low-Duration Bond Fund (Unaudited)

The Fund invested in a diversified portfolio composed primarily of investment grade fixed-income securities with an average dollar-weighted duration (a measure of bond prices’ sensitivity to changes in interest rates) normally between one to three years. The Investor Class of the Fund outperformed its all-U.S. Treasury benchmark, the BofA Merrill Lynch 1-3 Year US Treasury Index, for the one-year period ended December 31, 2016 (1.47% versus 0.89%). In an effort to outpace its benchmark, the Fund tactically utilized spread sectors (such as high yield and investment grade corporates, mortgage-backed securities, emerging market dollar-denominated securities and asset-backed securities) that traded at a yield premium relative to their U.S. Treasury counterparts. The strategy of overweighting non-U.S. Treasuries sectors, particularly investment grade corporate bonds, provided value relative to the benchmark. The Fund’s relative yield advantage versus the benchmark was also a positive contributor to the relative returns.

Other strategies involving derivatives were utilized during the year, resulting in an overall modest impact to performance. U.S. Treasury futures contracts were used for both duration management and yield curve positioning strategies. Over the course of the calendar year, these positions had a negative impact on relative performance as they were used to provide short duration positions when rates declined. Credit default swaps were utilized, and moderately improved the Fund’s relative performance during the year, as spreads narrowed within the corporate bond sector during the period the positions were held. In an effort to gain exposure to non-U.S. interest rates and duration, interest rate swaps were utilized and detracted modestly from relative performance. Currency forward contracts were used to hedge certain non-U.S. dollar positions. On an overall net basis, the currency strategies modestly benefitted relative performance.

During the year, the Fund remained true to its overall objective of seeking current income consistent with conservation of capital.

This Fund may be suitable for investors who have a short-term investment horizon, seek an investment return that is relatively stable and want to diversify their portfolio with a fixed income investment option. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. To the extent that the investment adviser misjudges current market conditions, the Fund’s volatility may be amplified by its use of derivatives and by its ability to select sub-advisers to allocate assets. Some derivatives may increase the risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the net asset value of the Fund generally to decline faster than it would otherwise. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns. It is possible to lose money by investing in the Fund.

At December 31, 2016, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

	%
Corporate Bonds	29.0
Foreign Bonds	17.5
Mortgage-Backed Securities	16.2
U.S. Treasury Obligations	15.2
Asset-Backed Securities	14.6
Money Market Funds	9.5
Repurchase Agreements	2.7
Certificates of Deposit	2.4
Agency Obligations	1.9
Municipal Bonds	1.5
Commercial Paper	0.6
Purchased Option	—	**
Written Options	—	**
Security Sold Short	(0.2)

	110.9

**Rounds to less than 0.05%

Low-Duration Bond Fund (Unaudited)

Average Annual Total Returns as of 12/31/16
	Institutional Class*	Investor Class*	Benchmark**
One Year	1.74%	1.47%	0.89%
Five Year	1.60%	1.37%	0.57%
Ten Year	2.92%	2.72%	2.12%
Since Inception	3.01%	2.85%	2.47%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2016 Prospectus)(1)	0.37%	0.64%

(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2006 to December 31, 2016, with all dividends and capital gains reinvested, with the BofA Merrill Lynch 1-3 Year US Treasury Index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS	December 31, 2016

	Par	Value
AGENCY OBLIGATIONS — 1.9%
Federal Home Loan Banks
1.25%, 01/16/19	$3,250,000	$3,249,844
Federal Home Loan Mortgage Corporation
1.00%, 04/27/18	2,760,000	2,757,372
1.00%, 06/29/18	2,870,000	2,865,881
1.13%, 04/15/19	1,550,000	1,544,248
0.88%, 07/19/19	2,880,000	2,843,024
Federal National Mortgage Association
1.00%, 08/28/19Δ	2,970,000	2,938,156

Total Agency Obligations (Cost $16,269,433)		16,198,525

ASSET-BACKED SECURITIES — 14.6%
American Homes 4 Rent Series 2014-SFR1
1.74%, 06/17/31 144A†	499,612	497,841
AmeriCredit Automobile Receivables Trust Series 2014-1
2.15%, 03/09/20	825,000	829,658
AmeriCredit Automobile Receivables Trust Series 2014-3
3.13%, 10/08/20	915,000	929,367
AmeriCredit Automobile Receivables Trust Series 2016-2
1.60%, 11/09/20	590,000	588,923
2.21%, 05/10/21	790,000	790,209
2.87%, 11/08/21	230,000	231,271
AmeriCredit Automobile Receivables Trust Series 2016-3
1.46%, 05/10/21	1,280,000	1,273,583
AMMC CLO XIII, Ltd. Series 2013-13A
2.33%, 01/26/26 144A†	2,000,000	2,000,168
Apidos CLO XIV Series 2013-14A
2.03%, 04/15/25 144A†	2,090,000	2,081,577
2.58%, 04/15/25 144A†	250,000	248,446
Arbor Realty Commercial Real Estate, Ltd. Series 2016-FL1A
2.24%, 09/15/26 144A†	490,000	490,933
ARES XXVI CLO, Ltd. Series 2013-1A
1.98%, 04/15/25 144A†	515,000	514,318
ARES XXVII CLO, Ltd. Series 2013-2A
2.14%, 07/28/25+ 144A†	2,215,000	2,214,506
Atrium X Series 10A
2.00%, 07/16/25 144A†	600,000	599,698
Babson CLO, Ltd. Series 2013-IA
1.98%, 04/20/25 144A†	1,200,000	1,198,766
Babson CLO, Ltd. Series 2015-IA
3.73%, 04/20/27 144A†	600,000	600,100
Bear Stearns Asset-Backed Securities Trust Series 2004-SD1
1.21%, 12/25/42†	78,062	76,740

	Par	Value
Bear Stearns Asset-Backed Securities Trust Series 2007-HE7
1.76%, 10/25/37†	$545,248	$509,914
BlueMountain CLO, Ltd. Series 2012-1A
2.20%, 07/20/23 144A†	1,708,720	1,708,776
BMW Vehicle Owner Trust Series 2016-A
1.16%, 11/25/20	1,530,000	1,515,129
Capital Auto Receivables Asset Trust Series 2013-1
1.74%, 10/22/18	84,863	84,897
Capital Auto Receivables Asset Trust Series 2016-2
2.11%, 03/22/21	170,000	168,822
2.42%, 06/21/21	340,000	335,495
Capital One Multi-Asset Execution Trust Series 2015-A2
2.08%, 03/15/23	1,000,000	1,003,124
Capital One Multi-Asset Execution Trust Series 2016-A4
1.33%, 06/15/22	2,320,000	2,288,880
Carlyle Global Market Strategies CLO, Ltd. Series 2014-1A
2.18%, 04/17/25 144A†	475,000	474,763
Cent CLO 18, Ltd. Series 2013-18A
2.00%, 07/23/25 144A†	1,400,000	1,397,319
CenterPoint Energy Transition Bond Co. IV, LLC Series 2012-1
0.90%, 04/15/18	155,612	155,554
Chesapeake Funding II LLC Series 2016-1A
2.11%, 03/15/28 144A	1,870,000	1,867,765
Chesapeake Funding II LLC Series 2016-2A
1.88%, 06/15/28 144A	1,950,000	1,944,940
CIFC Funding 2015-II, Ltd. Series 2015-2A
3.88%, 04/15/27 144A†	700,000	701,133
CNH Equipment Trust Series 2016-B
1.63%, 08/15/21	1,020,000	1,015,852
CNH Equipment Trust Series 2016-C
1.44%, 12/15/21	1,140,000	1,128,726
Colony American Homes Series 2014-1A
2.14%, 05/17/31 144A†	538,413	537,937
Colony American Homes Series 2014-2A
1.71%, 07/17/31 144A†	824,827	820,790
Colony Starwood Homes Trust Series 2016-2A
1.99%, 12/17/33 144A†	1,077,530	1,078,341
Conseco Financial Corporation Series 1998-1
6.04%, 11/01/29	1,658	1,670

See Notes to Financial Statements.	69

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Credit Acceptance Auto Loan Trust Series 2015-1A
2.00%, 07/15/22 144A	$1,140,000	$1,142,050
Credit Acceptance Auto Loan Trust Series 2016-2A
2.42%, 11/15/23 144A	2,080,000	2,077,679
Crusade ABS Trust Series 2012-1
2.62%, 07/12/23(A)†	177,902	128,371
CSAB Mortgage-Backed Trust Series 2006-2
5.72%, 09/25/36 STEP	421,487	262,541
CWABS, Inc. Asset-Backed Certificates Trust Series 2004-6
1.30%, 12/25/34†	1,371,092	1,299,147
Discover Card Execution Note Trust Series 2016-A4
1.39%, 03/15/22	2,220,000	2,194,660
Drive Auto Receivables Trust Series 2015-AA
2.28%, 06/17/19 144A	961,794	963,150
Drive Auto Receivables Trust Series 2016-BA
1.67%, 07/15/19 144A	320,000	320,267
2.56%, 06/15/20 144A	290,000	291,708
3.19%, 07/15/22 144A	590,000	594,453
Drug Royalty II LP 2 Series 2014-1
3.73%, 07/15/23 144A†	178,231	179,463
Dryden XXII Senior Loan Fund Series 2011-22A
2.05%, 01/15/22 144A†	796,960	796,917
Dryden XXIV Senior Loan Fund Series 2012-24RA
2.20%, 11/15/23 144A†	800,000	799,610
Dryden XXVI Senior Loan Fund Series 2013-26A
1.98%, 07/15/25 144A†	400,000	398,472
Dryden XXVIII Senior Loan Fund Series 2013-28A
2.01%, 08/15/25 144A†	930,000	925,326
2.46%, 08/15/25 144A†	1,175,000	1,165,021
Dryden XXXI Senior Loan Fund Series 2014-31A
3.73%, 04/18/26 144A†	675,000	675,682
Enterprise Fleet Financing LLC Series 2016-2
1.74%, 02/22/22 144A	1,550,000	1,545,612
2.04%, 02/22/22 144A	730,000	720,333
FHLMC Structured Pass-Through Securities Series T-32
1.02%, 08/25/31†	432,267	423,860
Flatiron CLO, Ltd. Series 2011-1A
2.43%, 01/15/23 144A†	294,760	294,926

	Par	Value
GCAT Series 2015-2 3.75%,
07/25/20 STEP 144A	$341,428	$341,677
GM Financial Automobile Leasing Trust Series 2016-1
3.24%, 03/20/20	800,000	810,234
GoldenTree Loan Opportunities IV, Ltd. Series 2007-4A
1.63%, 08/18/22 144A†	2,000,000	1,982,114
GoldenTree Loan Opportunities VII, Ltd. Series 2013-7A
2.03%, 04/25/25 144A†	500,000	499,616
GT Loan Financing I Ltd. Series 2013-1A
2.16%, 10/28/24 144A†	1,100,000	1,100,046
Honda Auto Receivables Owner Trust Series 2016-2
1.39%, 04/15/20	1,410,000	1,407,814
Hyundai Auto Receivables Trust Series 2016-A
1.56%, 09/15/20	940,000	939,248
Hyundai Auto Receivables Trust Series 2016-B
2.68%, 09/15/23	680,000	662,998
IFC SBA Loan-Backed Adjustable Rate Certificate Series 1997-1
1.50%, 01/15/24 144A†	43,973	42,324
Invitation Homes Trust Series 2013-SFR1
1.89%, 12/17/30 144A†	742,938	742,948
Invitation Homes Trust Series 2014-SFR1
1.74%, 06/17/31 144A†	2,349,637	2,341,100
Invitation Homes Trust Series 2014-SFR2
1.84%, 09/17/31 144A†	1,461,862	1,459,985
JP Morgan Mortgage Acquisition Corporation Series 2006-FRE2
0.94%, 02/25/36†	292,052	288,670
Kubota Credit Owner Trust Series 2015-1A
0.94%, 12/15/17 144A	107,450	107,431
Kubota Credit Owner Trust Series 2016-1A
1.25%, 04/15/19 144A	870,000	868,193
LA Arena Funding LLC Series 1
7.66%, 12/15/26 144A	159,992	168,137
LCM XII LP Series 12A
2.14%, 10/19/22 144A†	1,190,000	1,189,976
LCM XVII LP Series 17A
2.24%, 10/15/26 144A†	1,250,000	1,251,393
Madison Park Funding XVII, Ltd. Series 2015-17A
3.78%, 07/21/27 144A†	400,000	400,088

70	See Notes to Financial Statements.

	Par	Value
Mercedes-Benz Master Owner Trust Series 2016-BA
1.40%, 05/17/21 144A†	$1,354,000	$1,361,959
Navient Private Education Loan Trust Series 2014-CTA
1.40%, 09/16/24 144A†	110,344	110,316
Navient Student Loan Trust Series 2016-5A
2.01%, 06/25/65 144A†	782,667	794,252
Navient Student Loan Trust Series 2016-6A
1.51%, 03/25/66 144A†	1,500,000	1,500,013
Nissan Auto Receivables Owner Trust Series 2016-A
1.59%, 07/15/22	2,860,000	2,842,985
Nissan Master Owner Receivables Trust Series 2016-A
1.54%, 06/15/21	1,440,000	1,430,885
Octagon Investment Partners XIX, Ltd. Series 2014-1A
2.40%, 04/15/26 144A†	865,000	865,969
2.88%, 04/15/26 144A†	905,000	905,121
OneMain Financial Issuance Trust Series 2014-2A
2.47%, 09/18/24 144A	1,582,086	1,582,738
OneMain Financial Issuance Trust Series 2015-2A
2.57%, 07/18/25 144A	1,300,000	1,300,046
Option One Mortgage Loan Asset-Backed Certificates Trust Series 2005-4
1.02%, 11/25/35†	176,026	175,777
OZLM Funding II, Ltd. Series 2012-2A
2.31%, 10/30/27 144A†	950,000	954,589
PFS Financing Corporation Series 2016-BA
1.87%, 10/15/21 144A	290,000	287,100
Race Point VIII CLO Ltd. Series 2013-8A
2.16%, 02/20/25 144A†	1,130,000	1,129,453
Santander Drive Auto Receivables Trust Series 2013-1
1.76%, 01/15/19	426,327	426,672
Santander Drive Auto Receivables Trust Series 2013-A
3.12%, 10/15/19 144A	724,789	729,549
Santander Drive Auto Receivables Trust Series 2014-3
2.65%, 08/17/20	210,000	212,436
Santander Drive Auto Receivables Trust Series 2014-4
2.60%, 11/16/20	1,350,000	1,360,891

	Par	Value
Santander Drive Auto Receivables Trust Series 2015-1
3.24%, 04/15/21	$320,000	$323,821
Santander Drive Auto Receivables Trust Series 2015-2
3.02%, 04/15/21	555,000	561,084
Santander Drive Auto Receivables Trust Series 2016-2
1.56%, 05/15/20	500,000	499,586
2.66%, 11/15/21	640,000	641,763
Securitized Asset-Backed Receivables LLC Trust Series 2006-OP1
1.13%, 10/25/35†	2,460,386	2,410,401
SLC Student Loan Trust Series 2006-2
1.06%, 09/15/26†	1,385,779	1,373,186
SLM Private Credit Student Loan Trust Series 2003-B
1.36%, 03/15/22†	120,720	119,801
SLM Private Credit Student Loan Trust Series 2004-B
1.16%, 06/15/21†	45,395	45,326
SLM Private Credit Student Loan Trust Series 2005-A
1.16%, 06/15/23†	979,101	948,502
SLM Private Education Loan Trust Series 2010-A
3.95%, 05/16/44 144A†	1,304,158	1,354,253
SLM Private Education Loan Trust Series 2011-B
3.74%, 02/15/29 144A	1,385,350	1,413,193
SLM Private Education Loan Trust Series 2013-C
1.55%, 02/15/22 144A†	67,450	67,476
SLM Private Education Loan Trust Series 2014-A
1.85%, 01/15/26 144A†	1,245,000	1,255,656
2.59%, 01/15/26 144A	555,000	556,396
SMB Private Education Loan Trust Series 2016-A
2.70%, 05/15/31 144A	470,000	454,276
SMB Private Education Loan Trust Series 2016-B
2.43%, 02/17/32 144A	298,000	291,577
SoFi Professional Loan Program LLC Series 2015-A
1.79%, 03/25/33 144A†	750,540	754,276
SoFi Professional Loan Program LLC Series 2015-D
2.72%, 10/27/36 144A	802,789	805,823

See Notes to Financial Statements.	71

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
SoFi Professional Loan Program LLC Series 2016-C
2.36%, 12/27/32 144A	$210,000	$206,822
SoFi Professional Loan Program LLC Series 2016-D
1.53%, 04/25/33 144A	543,716	543,027
2.34%, 04/25/33 144A	190,000	186,116
SoFi Professional Loan Program LLC Series 2016-F
3.02%, 02/25/40+ 144A	2,000,000	1,993,696
Sound Point CLO IV, Ltd. Series 2013-3A
2.25%, 01/21/26 144A†	250,000	249,979
Sound Point CLO VI, Ltd. Series 2014-2A
2.24%, 10/20/26 144A†	250,000	249,591
Springleaf Funding Trust Series 2015-AA
3.16%, 11/15/24 144A	545,000	549,306
Structured Asset Securities Corporation Mortgage Loan Trust Series 2005-7XS
2.12%, 04/25/35†	397,659	374,691
Symphony CLO VIII LP Series 2012-8A
1.98%, 01/09/23 144A†	1,533,279	1,533,276
Symphony CLO XI, Ltd. Series 2013-11A
2.18%, 01/17/25 144A†	2,210,000	2,210,013
Symphony CLO XV, Ltd. Series 2014-15A
2.33%, 10/17/26 144A†	2,650,000	2,650,678
Synchrony Credit Card Master Note Trust Series 2015-2
1.60%, 04/15/21	1,500,000	1,501,266
Synchrony Credit Card Master Note Trust Series 2016-2
2.21%, 05/15/24	3,100,000	3,083,171
Synchrony Credit Card Master Note Trust Series 2016-3
1.58%, 09/15/22	1,710,000	1,688,524
Toyota Auto Receivables Owner Trust Series 2016-B
1.30%, 04/15/20	670,000	667,852
Treman Park CLO, Ltd. Series 2015-1A
2.25%, 04/20/27 144A†	1,000,000	999,500
Tryon Park CLO, Ltd. Series 2013-1A
2.00%, 07/15/25 144A†	1,770,000	1,768,756
2.43%, 07/15/25 144A†	1,175,000	1,170,030
Venture XVII CLO, Ltd. Series 2014-17A
3.73%, 07/15/26 144A†	360,000	360,198
Verizon Owner Trust Series 2016-1A
1.42%, 01/20/21 144A	300,000	297,912

	Par	Value
Vibrant CLO III, Ltd. Series 2015-3A
2.39%, 04/20/26 144A†	$250,000	$249,875
VOLT XL LLC Series 2015-NP14
4.38%, 11/27/45 STEP 144A	311,711	314,088
Voya CLO, Ltd. Series 2013-3A
2.68%, 01/18/26+ 144A†	1,000,000	999,952
Westlake Automobile Receivables Trust Series 2016-2A
1.57%, 06/17/19 144A	370,000	370,324
2.30%, 11/15/19 144A	710,000	710,584
4.10%, 06/15/21 144A	350,000	351,404
Wheels SPV 2 LLC Series 2016-1A
1.59%, 05/20/25 144A	230,000	229,568
World Financial Network Credit Card Master Trust Series 2016-A
2.03%, 04/15/25	1,430,000	1,400,572

Total Asset-Backed Securities (Cost $126,824,932)		126,467,089

CERTIFICATES OF DEPOSIT — 2.4%
Bank of Nova Scotia Houston
1.35%, 09/27/17†	2,170,000	2,169,179
Bank of Tokyo-Mitsubishi UFJ, Ltd.
1.57%, 09/27/17†	1,070,000	1,071,341
1.55%, 10/13/17†	800,000	800,811
BNP Paribas
1.52%, 09/25/17†	2,910,000	2,913,024
Canadian Imperial Bank of Commerce
1.45%, 09/26/17†	300,000	300,290
Credit Agricole Corporate and Investment Bank
0.00%, 07/12/17Ω†	750,000	750,000
Credit Suisse AG
1.75%, 09/12/17†	2,500,000	2,503,475
Mizuho Bank, Ltd.
1.55%, 10/03/17†	750,000	751,313
Rabobank Nederland NV
1.36%, 09/27/17†	2,910,000	2,910,635
Skandinaviska Enskilda Banken
1.32%, 09/28/17†	2,960,000	2,963,526
Sumitomo Mitsui Banking Corporation
1.50%, 10/05/17†	2,970,000	2,975,712
Wells Fargo Bank NA
1.35%, 10/06/17†	900,000	900,749

Total Certificates of Deposit (Cost $20,990,019)		21,010,055

COMMERCIAL PAPER — 0.6%
Chevron Corporation
0.00%, 08/29/17Ω	900,000	893,829
Coca-Cola Co.
0.00%, 09/13/17Ω	1,800,000	1,785,467

72	See Notes to Financial Statements.

	Par	Value
Toronto Dominion Holdings
0.00%, 10/05/17Ω	$2,200,000	$2,176,897

Total Commercial Paper (Cost $4,858,835)		4,856,193

CORPORATE BONDS — 29.0%
Abbott Laboratories
2.35%, 11/22/19	605,000	606,133
AbbVie, Inc.
1.80%, 05/14/18	870,000	870,944
2.50%, 05/14/20	225,000	225,239
2.30%, 05/14/21Δ	2,610,000	2,559,872
2.85%, 05/14/23Δ	1,000,000	971,474
ACCO Brands Corporation
6.75%, 04/30/20Δ	130,000	136,825
ADT Corporation
6.25%, 10/15/21	150,000	163,500
AES Corporation
3.93%, 06/01/19†Δ	260,000	260,650
7.38%, 07/01/21Δ	125,000	139,863
Aetna, Inc.
1.70%, 06/07/18	290,000	289,832
1.90%, 06/07/19	2,045,000	2,041,513
Air Lease Corporation
2.63%, 09/04/18	940,000	946,938
Ally Financial, Inc.
2.75%, 01/30/17	2,000,000	2,000,750
5.50%, 02/15/17	1,500,000	1,506,563
3.25%, 09/29/17Δ	665,000	670,403
American Express Credit Corporation
1.13%, 06/05/17	80,000	79,992
American Honda Finance Corporation
1.70%, 02/22/19	500,000	498,108
1.20%, 07/12/19	650,000	638,683
American Tower Corporation REIT
2.25%, 01/15/22Δ	2,700,000	2,589,289
AmeriGas Partners LP
5.50%, 05/20/25	270,000	273,713
Amgen, Inc.
2.20%, 05/22/19	1,150,000	1,153,747
Anadarko Petroleum Corporation
4.85%, 03/15/21Δ	1,030,000	1,105,437
Analog Devices, Inc.
3.50%, 12/05/26	315,000	312,734
Antero Resources Corporation
6.00%, 12/01/20	265,000	272,963
Apache Corporation
3.25%, 04/15/22	640,000	650,804
Apple, Inc.
1.30%, 02/23/18Δ	170,000	170,154
3.85%, 08/04/46	330,000	317,008
Arconic, Inc.
5.40%, 04/15/21Δ	500,000	531,875
Ashland, Inc.
3.88%, 04/15/18Δ	1,480,000	1,524,400
Astoria Financial Corporation
5.00%, 06/19/17	770,000	779,716
AT&T, Inc.
2.30%, 03/11/19Δ	1,070,000	1,074,672
1.93%, 06/30/20†	4,000,000	4,023,728

	Par	Value
4.75%, 05/15/46	$180,000	$171,192
Autodesk, Inc.
1.95%, 12/15/17	350,000	350,684
AutoZone, Inc.
1.63%, 04/21/19	280,000	277,599
Aviation Capital Group Corporation
4.63%, 01/31/18 144A	500,000	515,000
2.88%, 09/17/18 144A	2,000,000	2,027,500
Bank of America Corporation
1.70%, 08/25/17	570,000	570,852
6.40%, 08/28/17Δ	400,000	412,332
5.75%, 12/01/17Δ	1,700,000	1,761,334
2.07%, 03/22/18†	1,200,000	1,208,294
6.88%, 04/25/18	800,000	850,596
1.92%, 01/15/19†	280,000	282,589
2.60%, 01/15/19	1,300,000	1,311,757
2.65%, 04/01/19	5,050,000	5,106,116
2.15%, 11/09/20	195,000	192,642
3.50%, 04/19/26Δ	325,000	321,299
Baxalta, Inc.
1.78%, 06/22/18†	380,000	380,176
2.00%, 06/22/18 144A	210,000	210,087
Becton Dickinson and Co.
1.80%, 12/15/17Δ	541,000	542,357
BGC Partners, Inc.
5.13%, 05/27/21Δ	1,400,000	1,442,081
BMW US Capital LLC
1.50%, 04/11/19 144A	430,000	426,061
Boston Scientific Corporation
2.65%, 10/01/18	1,800,000	1,820,511
3.38%, 05/15/22Δ	1,100,000	1,119,437
Branch Banking & Trust Co.
1.45%, 05/10/19	1,180,000	1,167,264
Bristol-Myers Squibb Co.
4.50%, 03/01/44	155,000	168,501
Burlington Northern Santa Fe LLC
3.40%, 09/01/24	500,000	515,247
Cameron International Corporation
1.40%, 06/15/17	270,000	269,914
Cantor Fitzgerald LP
6.50%, 06/17/22 144A	750,000	801,782
Capital One Bank USA NA
2.25%, 02/13/19	500,000	502,480
Capital One Financial Corporation
3.75%, 04/24/24	600,000	608,768
Capital One NA
1.50%, 09/05/17	690,000	689,256
Caterpillar Financial Services Corporation
1.50%, 02/23/18	300,000	299,938
Celgene Corporation
2.13%, 08/15/18	310,000	311,368
CenturyLink, Inc.
5.63%, 04/01/20Δ	530,000	562,463
Charter Communications Operating LLC
4.46%, 07/23/22 144A	2,700,000	2,824,745
CHS/Community Health Systems, Inc.
5.13%, 08/15/18Δ	41,000	40,184

See Notes to Financial Statements.	73

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
CIT Group, Inc.
4.25%, 08/15/17	$3,350,000	$3,400,250
5.25%, 03/15/18	1,720,000	1,786,650
6.63%, 04/01/18 144A	200,000	211,250
5.00%, 05/15/18 144AΔ	175,000	177,625
5.50%, 02/15/19 144A	200,000	211,500
Citigroup, Inc.
1.55%, 08/14/17	1,300,000	1,301,104
1.80%, 02/05/18	2,030,000	2,029,407
1.88%, 06/07/19†	1,000,000	1,008,122
2.70%, 03/30/21	1,100,000	1,098,576
2.07%, 08/02/21†	4,200,000	4,247,767
2.36%, 09/01/23†	725,000	740,000
Citizens Bank NA
1.60%, 12/04/17	900,000	899,258
2.30%, 12/03/18	350,000	351,950
2.55%, 05/13/21	250,000	248,720
CNH Industrial Capital LLC
3.88%, 07/16/18	530,000	539,938
3.38%, 07/15/19Δ	275,000	277,062
Compass Bank
1.85%, 09/29/17	500,000	498,955
ConocoPhillips Co.
6.00%, 01/15/20	135,000	149,190
1.81%, 05/15/22†Δ	3,100,000	3,072,066
Continental Airlines Class B Pass-Through Trust Series 2009-2
9.25%, 05/10/17	255,534	260,645
Continental Airlines Class B Pass-Through Trust Series 2010-1
6.00%, 01/12/19	261,356	267,733
Crown Castle Towers LLC
3.22%, 05/15/22 144A	1,500,000	1,526,670
CVS Health Corporation
2.25%, 08/12/19Δ	1,110,000	1,116,774
D.R. Horton, Inc.
3.63%, 02/15/18	700,000	708,750
3.75%, 03/01/19	109,000	111,453
4.00%, 02/15/20	1,100,000	1,134,375
Daimler Finance North America LLC
1.13%, 03/10/17 144A	300,000	299,941
1.38%, 08/01/17 144A	660,000	660,066
1.65%, 03/02/18 144A	750,000	749,152
2.00%, 08/03/18 144A	3,000,000	3,004,851
1.50%, 07/05/19 144A	1,090,000	1,072,815
DCP Midstream Operating LP
2.70%, 04/01/19Δ	420,000	416,850
Devon Energy Corporation
3.25%, 05/15/22	115,000	114,410
Diamond 1 Finance Corporation
3.48%, 06/01/19 144A	1,455,000	1,486,127
4.42%, 06/15/21 144A	700,000	725,038
5.88%, 06/15/21 144A	140,000	149,001
DISH DBS Corporation
4.25%, 04/01/18	700,000	719,509
Dominion Resources, Inc.
1.50%, 09/30/18 144A	1,005,000	995,798
2.96%, 07/01/19 STEP	200,000	202,602
DTE Energy Co.
1.50%, 10/01/19	400,000	393,613
2.40%, 12/01/19	100,000	100,562

	Par	Value
eBay, Inc.
2.50%, 03/09/18	$280,000	$282,540
El Paso Natural Gas Co. LLC
5.95%, 04/15/17Δ	1,500,000	1,516,968
Eli Lilly & Co.
1.25%, 03/01/18	410,000	410,167
Emera US Finance LP
2.15%, 06/15/19 144AΔ	250,000	249,734
Energy Transfer Equity LP
7.50%, 10/15/20	300,000	336,000
Energy Transfer Partners LP
4.15%, 10/01/20	35,000	36,274
4.65%, 06/01/21	291,000	302,436
Enterprise Products Operating LLC
1.65%, 05/07/18	75,000	74,814
Express Scripts Holding Co.
1.25%, 06/02/17Δ	380,000	378,625
Exxon Mobil Corporation
1.44%, 03/01/18Δ	340,000	340,467
Federal Express Corporation Pass-Through Trust Series 2012
2.63%, 01/15/18 144A	136,637	136,702
Fidelity National Information Services, Inc.
2.00%, 04/15/18	340,000	341,144
Fifth Third Bank
2.30%, 03/15/19	370,000	372,611
1.63%, 09/27/19	460,000	454,680
Ford Motor Credit Co. LLC
3.00%, 06/12/17	560,000	563,321
1.82%, 01/09/18†	500,000	501,546
2.15%, 01/09/18	700,000	701,189
2.94%, 01/08/19Δ	1,300,000	1,315,474
1.78%, 03/12/19†	1,160,000	1,162,069
2.02%, 05/03/19	875,000	867,461
1.90%, 08/12/19	210,000	206,749
Fortive Corporation
1.80%, 06/15/19 144A	200,000	198,874
Freeport-McMoRan, Inc.
2.15%, 03/01/17Δ	210,000	208,950
3.10%, 03/15/20	400,000	392,000
6.50%, 11/15/20 144A	250,000	258,125
Frontier Communications Corporation
8.88%, 09/15/20Δ	935,000	999,281
GameStop Corporation
6.75%, 03/15/21 144AΔ	350,000	353,500
General Electric Co.
4.50%, 03/11/44	290,000	312,058
General Motors Co.
3.50%, 10/02/18	953,000	972,376
General Motors Financial Co., Inc.
4.75%, 08/15/17	5,800,000	5,910,908
3.00%, 09/25/17Δ	600,000	605,851
2.40%, 04/10/18	1,300,000	1,301,793
3.10%, 01/15/19	175,000	176,944
2.40%, 05/09/19	780,000	778,374
3.70%, 11/24/20	245,000	249,446
3.20%, 07/06/21	165,000	163,794
Georgia-Pacific LLC
3.73%, 07/15/23 144A	500,000	515,885

74	See Notes to Financial Statements.

	Par	Value
Glencore Funding LLC
2.24%, 01/15/19 144A†	$680,000	$684,920
Goldman Sachs Group, Inc.
2.01%, 11/15/18†	580,000	585,674
2.55%, 10/23/19	1,080,000	1,088,661
2.30%, 12/13/19	515,000	514,779
2.35%, 11/15/21	260,000	252,893
2.54%, 11/29/23†Δ	4,700,000	4,850,330
3.50%, 11/16/26	215,000	210,485
HCA, Inc.
3.75%, 03/15/19	1,600,000	1,648,000
Hewlett Packard Enterprise Co.
2.45%, 10/05/17 144A	3,040,000	3,057,468
2.85%, 10/05/18 144A	2,400,000	2,424,240
HSBC USA, Inc.
1.70%, 03/05/18	710,000	709,723
1.88%, 09/24/18†	800,000	802,028
1.51%, 11/13/19†	2,000,000	1,994,270
2.75%, 08/07/20	1,500,000	1,503,742
Hughes Satellite Systems Corporation
6.50%, 06/15/19	275,000	300,094
Huntington National Bank
1.31%, 04/24/17†	250,000	250,049
2.20%, 11/06/18	300,000	300,978
Hyundai Capital America
1.45%, 02/06/17 144A	800,000	800,153
2.40%, 10/30/18 144A	240,000	241,065
2.50%, 03/18/19 144A	710,000	712,278
IAC/InterActiveCorp
4.88%, 11/30/18	252,000	256,221
International Lease Finance Corporation
3.88%, 04/15/18	795,000	811,894
5.88%, 04/01/19	800,000	851,584
6.25%, 05/15/19	1,300,000	1,400,750
Interpublic Group of Cos., Inc.
2.25%, 11/15/17	283,000	284,818
Iron Mountain, Inc. REIT
4.38%, 06/01/21 144A	435,000	445,875
J.B. Hunt Transport Services, Inc.
2.40%, 03/15/19	620,000	622,066
John Deere Capital Corporation
1.35%, 01/16/18Δ	195,000	194,791
1.95%, 01/08/19Δ	550,000	552,480
JPMorgan Chase & Co.
6.30%, 04/23/19	320,000	349,789
2.20%, 10/22/19Δ	1,850,000	1,858,183
2.09%, 10/29/20†	5,900,000	6,010,029
2.30%, 08/15/21	190,000	186,601
2.95%, 10/01/26	695,000	664,201
KeyBank NA
1.70%, 06/01/18	900,000	899,681
2.35%, 03/08/19	440,000	442,668
Kinder Morgan Energy Partners LP
6.50%, 04/01/20Δ	90,000	99,693
3.50%, 03/01/21	180,000	182,912
5.80%, 03/01/21Δ	100,000	109,690
5.00%, 10/01/21Δ	300,000	319,745
4.15%, 03/01/22Δ	50,000	51,365
3.95%, 09/01/22	80,000	82,236

	Par	Value
Kinder Morgan, Inc.
7.00%, 06/15/17	$400,000	$409,326
2.00%, 12/01/17	210,000	210,367
3.05%, 12/01/19Δ	290,000	294,361
Kinder Morgan Finance Co. LLC
6.00%, 01/15/18 144A	2,300,000	2,395,358
Kraft Heinz Foods Co.
1.60%, 06/30/17	850,000	850,785
2.00%, 07/02/18	1,830,000	1,831,082
Lam Research Corporation
2.75%, 03/15/20Δ	203,000	203,571
Lehman Escrow Bonds
0.00%, 01/18/12Ω#	600,000	35,250
0.00%, 12/28/17+Ω#	2,600,000	—
Lennar Corporation
4.50%, 06/15/19	1,100,000	1,141,250
Manufacturers & Traders Trust Co.
1.40%, 07/25/17	780,000	780,467
Medtronic, Inc.
1.50%, 03/15/18	270,000	270,052
Metropolitan Life Global Funding I
1.95%, 12/03/18 144A	670,000	672,689
Microsoft Corporation
3.70%, 08/08/46	500,000	471,971
Morgan Stanley
6.63%, 04/01/18	510,000	539,501
2.45%, 02/01/19	560,000	564,129
1.62%, 07/23/19†	940,000	944,366
2.38%, 07/23/19	1,253,000	1,257,344
2.03%, 01/27/20†Δ	1,350,000	1,362,548
3.13%, 07/27/26	550,000	526,529
Motorola Solutions, Inc.
3.50%, 09/01/21	1,900,000	1,917,461
National Oilwell Varco, Inc.
1.35%, 12/01/17	660,000	657,574
Navient Corporation
5.00%, 06/15/18Δ	400,000	401,000
5.50%, 01/15/19	1,800,000	1,872,000
4.88%, 06/17/19	555,000	575,813
8.00%, 03/25/20Δ	200,000	222,380
New York Life Global Funding
1.55%, 11/02/18 144A	710,000	708,160
Newell Rubbermaid, Inc.
2.15%, 10/15/18	240,000	241,297
2.60%, 03/29/19	640,000	647,372
NextEra Energy Capital Holdings, Inc.
1.65%, 09/01/18	230,000	229,371
Nissan Motor Acceptance Corporation
1.95%, 09/12/17 144A	520,000	521,544
2.00%, 03/08/19 144AΔ	6,120,000	6,108,439
Northwest Airlines Class G-2 Pass-Through Trust Series 2002-1
6.26%, 11/20/21	100,949	108,960
Nuance Communications, Inc.
5.38%, 08/15/20 144A	150,000	154,406
NuStar Logistics LP
6.75%, 02/01/21	250,000	271,250
NVIDIA Corporation
2.20%, 09/16/21	520,000	508,135

See Notes to Financial Statements.	75

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Oracle Corporation
1.90%, 09/15/21	$1,100,000	$1,075,632
4.00%, 07/15/46	505,000	484,260
Pennsylvania Electric Co.
5.20%, 04/01/20	500,000	535,847
Penske Truck Leasing Co. LP
3.38%, 03/15/18 144A	2,900,000	2,951,646
2.50%, 06/15/19 144A	190,000	190,569
3.20%, 07/15/20 144A	1,000,000	1,011,910
PepsiCo, Inc.
1.35%, 10/04/19	320,000	317,695
Pioneer Natural Resources Co.
6.65%, 03/15/17	900,000	909,226
6.88%, 05/01/18Δ	400,000	424,788
Plains All American Pipeline LP
6.50%, 05/01/18Δ	900,000	951,397
3.65%, 06/01/22	35,000	35,234
Prudential Financial, Inc.
1.69%, 08/15/18†	500,000	501,864
PSEG Power LLC
3.00%, 06/15/21Δ	1,400,000	1,405,727
QEP Resources, Inc.
6.88%, 03/01/21Δ	75,000	80,062
QUALCOMM, Inc.
3.00%, 05/20/22Δ	1,200,000	1,216,844
4.80%, 05/20/45	235,000	251,721
Reliance Standard Life Global Funding II
2.15%, 10/15/18 144A	1,490,000	1,497,794
Rockies Express Pipeline LLC
6.00%, 01/15/19 144A	150,000	158,250
S&P Global, Inc.
2.50%, 08/15/18 144A	270,000	272,362
3.30%, 08/14/20	800,000	816,346
Samsung Electronics America, Inc.
1.75%, 04/10/17 144A	1,150,000	1,150,564
Santander Bank NA
2.00%, 01/12/18	600,000	599,900
Schlumberger Holdings Corporation
2.35%, 12/21/18 144A	500,000	504,269
Scripps Networks Interactive, Inc.
3.50%, 06/15/22	900,000	910,599
Southern California Edison Co.
1.85%, 02/01/22	1,178,571	1,159,816
Southern Co.
1.85%, 07/01/19	740,000	738,155
2.95%, 07/01/23	1,500,000	1,482,804
Southern Power Co.
1.85%, 12/01/17	190,000	190,545
Sprint Communications, Inc.
9.00%, 11/15/18 144A	845,000	933,725
Sprint Spectrum Co., LLC
3.36%, 09/20/21 144A	1,070,000	1,074,676
Stanley Black & Decker, Inc.
2.45%, 11/17/18	530,000	534,785
Steel Dynamics, Inc.
6.13%, 08/15/19Δ	265,000	273,096
Stryker Corporation
2.00%, 03/08/19	550,000	550,561
Sunoco LP
5.50%, 08/01/20	85,000	86,806

	Par	Value
Synchrony Financial
1.88%, 08/15/17	$3,050,000	$3,052,861
2.60%, 01/15/19	370,000	372,047
3.00%, 08/15/19	390,000	395,293
2.11%, 02/03/20†	950,000	939,668
Targa Resources Partners LP
4.13%, 11/15/19Δ	150,000	152,625
Target Corporation
3.63%, 04/15/46Δ	165,000	153,722
TECO Finance, Inc.
1.48%, 04/10/18†	1,500,000	1,498,859
Tenet Healthcare Corporation
6.25%, 11/01/18	275,000	291,500
Tesoro Corporation
4.75%, 12/15/23 144AΔ	930,000	938,138
Thermo Fisher Scientific, Inc.
2.15%, 12/14/18	200,000	201,013
3.30%, 02/15/22Δ	1,900,000	1,932,610
TIAA Asset Management Finance Co. LLC
2.95%, 11/01/19 144A	1,400,000	1,425,127
Time Warner Cable LLC
6.75%, 07/01/18	1,000,000	1,068,001
T-Mobile USA, Inc.
5.25%, 09/01/18	600,000	609,750
6.54%, 04/28/20	525,000	541,406
6.63%, 04/28/21	727,000	760,624
Toyota Motor Credit Corporation
1.55%, 07/13/18Δ	880,000	879,979
1.70%, 02/19/19	490,000	488,604
U.S. Bank NA
1.45%, 01/29/18	450,000	449,775
United Airlines Pass-Through Trust Series 2009-2A
9.75%, 01/15/17	916,715	920,785
United States Steel Corporation
8.38%, 07/01/21 144A	135,000	149,584
UnitedHealth Group, Inc.
1.90%, 07/16/18	420,000	421,961
US Airways Class B Pass-Through Trust Series 2011-1
9.75%, 10/22/18	665,784	744,846
US Airways Class B Pass-Through Trust Series 2012-1
8.00%, 10/01/19	264,345	293,753
Ventas Realty LP REIT
1.25%, 04/17/17	230,000	229,909
VEREIT Operating Partnership LP REIT
4.13%, 06/01/21	130,000	132,600
Verizon Communications, Inc.
1.76%, 06/17/19†Δ	500,000	504,727
4.86%, 08/21/46	165,000	167,852
4.52%, 09/15/48	165,000	158,872
Volkswagen Group of America Finance LLC
1.25%, 05/23/17 144A	1,060,000	1,058,384
1.29%, 05/23/17 144A†	2,000,000	1,997,996
1.60%, 11/20/17 144A	1,370,000	1,365,990
1.65%, 05/22/18 144A	619,000	615,849

76	See Notes to Financial Statements.

	Par	Value
Walgreens Boots Alliance, Inc.
1.75%, 11/17/17	$230,000	$230,623
1.75%, 05/30/18	420,000	420,565
2.70%, 11/18/19	790,000	801,015
WEA Finance LLC REIT
1.75%, 09/15/17 144A	220,000	220,175
2.70%, 09/17/19 144A	260,000	263,142
Wells Fargo Bank NA
1.65%, 01/22/18	1,080,000	1,080,138
1.75%, 05/24/19	1,145,000	1,139,862
West Corporation
4.75%, 07/15/21 144A	310,000	317,750
Western Digital Corporation
10.50%, 04/01/24 144A	430,000	509,550
Whirlpool Corporation
1.65%, 11/01/17	340,000	340,556
Williams Partners LP
7.25%, 02/01/17	1,325,000	1,330,201
3.60%, 03/15/22	40,000	40,258
Wm. Wrigley Jr. Co.
2.00%, 10/20/17 144A	200,000	201,045
Wyndham Worldwide Corporation
2.95%, 03/01/17	1,000,000	1,001,024
Zimmer Biomet Holdings, Inc.
2.00%, 04/01/18	820,000	821,251
2.70%, 04/01/20	190,000	190,156
Zoetis, Inc.
3.45%, 11/13/20	300,000	308,180

Total Corporate Bonds (Cost $249,849,714)		250,790,069

FOREIGN BONDS — 17.5%
Australia — 1.4%
Asciano Finance, Ltd.
5.00%, 04/07/18 144A	1,500,000	1,541,579
Australia & New Zealand Banking Group, Ltd.
2.05%, 09/23/19	975,000	971,438
Commonwealth Bank of Australia
1.75%, 11/02/18	610,000	608,653
2.05%, 03/15/19Δ	590,000	589,509
Macquarie Bank, Ltd.
5.00%, 02/22/17 144AΔ	1,250,000	1,256,286
1.52%, 10/27/17 144A†	480,000	480,590
1.60%, 10/27/17 144A	860,000	860,048
Macquarie Group, Ltd.
4.88%, 08/10/17 144A	355,000	361,290
Rio Tinto Finance USA, Ltd.
3.75%, 09/20/21Δ	30,000	31,539
Suncorp-Metway, Ltd.
2.10%, 05/03/19 144A	1,700,000	1,688,970
Virgin Australia Pass-Through Trust Series 2013-1A
5.00%, 10/23/23 144A	422,995	444,653
Westpac Banking Corporation
1.95%, 11/23/18	1,270,000	1,272,436
1.60%, 08/19/19Δ	1,760,000	1,739,704
Woodside Finance, Ltd.
4.60%, 05/10/21 144A	400,000	420,968

		12,267,663

	Par	Value
Austria — 0.2%
Oesterreichische Kontrollbank AG 1.13%, 04/26/19	$1,889,000	$1,864,908

Bermuda — 0.2%
Aircastle, Ltd.
6.75%, 04/15/17	1,546,000	1,562,551

Brazil — 0.1%
Banco Santander Brasil SA
4.63%, 02/13/17 144A	1,000,000	1,002,231

Canada — 1.1%
Air Canada Class C Pass-Through Trust Series 2013-1
6.63%, 05/15/18 144A	710,000	737,512
Bank of Montreal
1.90%, 08/27/21	1,690,000	1,638,734
Bank of Nova Scotia
1.88%, 04/26/21	1,535,000	1,498,442
Canadian Natural Resources, Ltd.
1.75%, 01/15/18	480,000	478,962
Glencore Finance Canada, Ltd.
2.70%, 10/25/17 144A	1,031,000	1,039,094
Rogers Communications, Inc.
1.50%, 03/13/17(C)†	550,000	410,111
Royal Bank of Canada
1.63%, 04/15/19Δ	1,320,000	1,313,148
2.20%, 09/23/19	247,000	248,500
2.10%, 10/14/20	1,050,000	1,045,352
Teck Resources, Ltd.
8.00%, 06/01/21 144AΔ	200,000	220,500
Thomson Reuters Corporation
1.65%, 09/29/17	640,000	640,830
TransAlta Corporation
1.90%, 06/03/17Δ	112,000	111,860
TransCanada PipeLines, Ltd.
3.13%, 01/15/19	115,000	117,434

		9,500,479

Cayman Islands — 0.2%
Alibaba Group Holding, Ltd.
1.63%, 11/28/17 144A	200,000	199,793
Baidu, Inc.
2.25%, 11/28/17	440,000	441,610
Hutchison Whampoa International, (12) (II), Ltd.
2.00%, 11/08/17 144A	370,000	370,688
MUFG Capital Finance 4, Ltd.
5.27%, 01/29/49(E)†	200,000	211,878
Seagate HDD Cayman
3.75%, 11/15/18Δ	660,000	676,665

		1,900,634

Chile — 0.1%
Itau CorpBanca
3.88%, 09/22/19 144AΔ	500,000	516,304

Denmark — 3.0%
AP Moeller - Maersk A/S
2.55%, 09/22/19 144A	670,000	667,719
Nordea Kredit Realkreditaktieselskab
2.00%, 01/01/17(D)	30,000,000	4,247,788

See Notes to Financial Statements.	77

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Nykredit Realkredit A/S
1.00%, 01/01/17(D)	$68,000,000	$9,628,319
2.00%, 04/01/17(D)	30,000,000	4,271,596
Realkredit Danmark A/S
2.00%, 01/01/17(D)	49,000,000	6,938,053

		25,753,475

Finland — 0.0%
Nokia OYJ
5.38%, 05/15/19Δ	260,000	275,405

France — 2.5%
Air Liquide Finance SA
1.75%, 09/27/21 144A	1,800,000	1,732,619
Credit Agricole SA
1.68%, 04/15/19 144A†	1,260,000	1,265,896
Dexia Credit Local SA
1.60%, 03/23/18†	9,800,000	9,820,766
Engie SA
1.50%, 07/20/17(E)	2,000,000	2,125,476
French Discount Treasury Bill
0.00%, 02/15/17(E)Ω	6,600,000	6,954,226

		21,898,983

Germany — 0.4%
IHO Verwaltungs GmbH
Cash coupon 4.13% or PIK 4.88%, 09/15/21 144A	400,000	405,000
KFW
1.00%, 07/15/19Δ	1,200,000	1,182,096
1.88%, 06/30/20Δ	900,000	898,557
1.88%, 11/30/20	1,095,000	1,091,317

		3,576,970

Guernsey — 0.2%
Credit Suisse Group Funding Guernsey, Ltd.
3.17%, 04/16/21†	1,500,000	1,556,091
3.80%, 09/15/22	450,000	454,568

		2,010,659

Ireland — 0.7%
AerCap Ireland Capital, Ltd.
2.75%, 05/15/17Δ	700,000	701,505
Johnson Controls International PLC
1.40%, 11/02/17	130,000	130,235
Shire Acquisitions Investments Ireland DAC
1.90%, 09/23/19	3,465,000	3,423,320
2.40%, 09/23/21	890,000	860,678
2.88%, 09/23/23	200,000	190,376
SMBC Aviation Capital Finance DAC
2.65%, 07/15/21 144A	390,000	375,836

		5,681,950

Italy — 0.1%
Intesa Sanpaolo SpA
2.38%, 01/13/17	700,000	700,101

Japan — 1.0%
Bank of Tokyo-Mitsubishi UFJ, Ltd.
1.45%, 09/08/17 144A	750,000	749,054
1.98%, 09/14/18 144A†	800,000	803,863

	Par	Value
Japan Finance Organization for Municipalities
1.50%, 09/12/17	$200,000	$199,768
Mitsubishi UFJ Lease & Finance Co., Ltd
1.66%, 07/23/19†	875,000	873,180
Mitsubishi UFJ Trust & Banking Corporation
1.60%, 10/16/17 144A	500,000	499,638
2.65%, 10/19/20 144A	700,000	697,895
Mizuho Bank, Ltd.
1.45%, 09/25/17 144A†	300,000	299,898
1.70%, 09/25/17 144A	1,110,000	1,110,185
ORIX Corporation
3.75%, 03/09/17Δ	1,000,000	1,003,484
Sumitomo Mitsui Banking Corporation
1.76%, 10/19/18	400,000	398,435
Sumitomo Mitsui Financial Group, Inc.
2.06%, 07/14/21	1,100,000	1,064,592
2.44%, 10/19/21Δ	190,000	187,041
Sumitomo Mitsui Trust Bank, Ltd.
2.05%, 10/18/19 144A	520,000	515,783

		8,402,816

Jersey — 0.1%
UBS Group Funding Jersey, Ltd.
2.66%, 04/14/21 144A†	900,000	928,447

Luxembourg — 0.3%
ArcelorMittal
6.25%, 08/05/20Δ	500,000	546,250
Pentair Finance SA
2.90%, 09/15/18	720,000	728,621
Telecom Italia Capital SA
7.00%, 06/04/18	200,000	213,500
Wind Acquisition Finance SA
4.75%, 07/15/20 144A	830,000	840,375

		2,328,746

Mexico — 0.3%
America Movil Sab de CV
6.00%, 06/09/19(M)	44,300,000	2,040,356
Petroleos Mexicanos
3.50%, 07/18/18Δ	283,000	286,255

		2,326,611

Netherlands — 0.9%
Bank Nederlandse Gemeenten NV
1.13%, 05/25/18 144A	1,698,000	1,690,666
ING Bank NV
2.00%, 11/26/18 144A	1,010,000	1,009,877
2.30%, 03/22/19 144AΔ	360,000	361,057
LeasePlan Corporation NV
2.50%, 05/16/18 144A	700,000	701,252
2.88%, 01/22/19 144A	2,500,000	2,500,442
Mondelez International Holdings Netherlands BV
1.63%, 10/28/19 144A	560,000	549,338
Mylan NV
2.50%, 06/07/19 144A	610,000	607,053

78	See Notes to Financial Statements.

	Par	Value
Schaeffler Finance BV
4.25%, 05/15/21 144A	$200,000	$205,000
Shell International Finance BV
4.38%, 03/25/20	345,000	368,716

		7,993,401

New Zealand — 0.2%
BNZ International Funding, Ltd.
1.90%, 02/26/18 144A	2,000,000	2,002,114

Panama — 0.0%
Carnival Corporation
3.95%, 10/15/20	260,000	274,335

Peru — 0.0%
Banco de Credito del Peru
2.25%, 10/25/19 144A	220,000	217,525

Singapore — 0.0%
DBS Bank, Ltd.
3.63%, 09/21/22†Δ	200,000	201,819

South Korea — 1.7%
Busan Bank Co., Ltd.
4.13%, 02/09/17	1,000,000	1,002,119
Hyundai Capital Services, Inc.
1.63%, 08/30/19 144AΔ	520,000	512,007
Industrial Bank of Korea
2.38%, 07/17/17	2,000,000	2,006,152
KEB Hana Bank
3.50%, 10/25/17	800,000	811,094
Korea Development Bank
3.88%, 05/04/17Δ	4,800,000	4,835,122
Korea Western Power Co., Ltd.
2.88%, 10/10/18Δ	3,000,000	3,037,875
KT Corporation
1.75%, 04/22/17 144A	2,000,000	1,999,792
2.63%, 04/22/19	800,000	811,393

		15,015,554

Sweden — 0.1%
Svenska Handelsbanken AB
1.50%, 09/06/19Δ	835,000	822,473

Switzerland — 0.5%
Credit Suisse AG
1.75%, 01/29/18	500,000	499,086
2.30%, 05/28/19	1,055,000	1,057,582
3.63%, 09/09/24	500,000	503,844
UBS AG
1.80%, 03/26/18	1,100,000	1,100,960
2.38%, 08/14/19	700,000	703,657

		3,865,129

United Kingdom — 1.7%
Barclays PLC
2.99%, 08/10/21†	700,000	717,771
BP Capital Markets PLC
1.68%, 05/03/19	367,000	364,527
2.52%, 01/15/20Δ	79,000	79,493
3.22%, 11/28/23	500,000	505,451
HBOS PLC
1.65%, 09/06/17†	1,000,000	998,340
HSBC Bank PLC
1.55%, 05/15/18 144A†	1,190,000	1,190,643

	Par	Value
Jaguar Land Rover Automotive PLC
3.50%, 03/15/20 144A	$300,000	$303,750
Royal Bank of Scotland PLC
9.50%, 03/16/22†	1,600,000	1,626,568
10.50%, 03/16/22(E)†	1,100,000	1,181,177
Santander UK Group Holdings PLC
2.88%, 08/05/21	3,700,000	3,665,279
Santander UK PLC
1.65%, 09/29/17	1,150,000	1,151,346
2.50%, 03/14/19	370,000	372,279
Standard Chartered PLC
1.50%, 09/08/17 144A	1,320,000	1,315,991
2.10%, 08/19/19 144A	580,000	573,735
Yorkshire Building Society
2.13%, 03/18/19(E)	900,000	986,203

		15,032,553

Virgin Islands (British) — 0.5%
CNPC General Capital, Ltd.
2.75%, 04/19/17	600,000	601,622
Sinopec Group Overseas Development 2014, Ltd.
1.66%, 04/10/17 144A†	3,000,000	3,001,407
TSMC Global, Ltd.
1.63%, 04/03/18 144A	370,000	368,698

		3,971,727

Total Foreign Bonds (Cost $154,349,992)		151,895,563

MORTGAGE-BACKED SECURITIES — 16.2%
American Home Mortgage Assets Trust Series 2006-5
1.49%, 11/25/46†	781,370	404,331
American Home Mortgage Investment Trust Series 2004-3
3.08%, 10/25/34†	159,204	159,193
Apollo Trust Series 2009-1
2.94%, 10/03/40(A)†	246,669	179,453
Banc of America Commercial Mortgage Trust Series 2007-4
5.81%, 02/10/51†	1,290,000	1,313,749
Banc of America Commercial Mortgage Trust Series 2007-5
5.49%, 02/10/51	1,720,679	1,750,308
Banc of America Funding Trust Series 2006-J
3.21%, 01/20/47†	357,100	300,171
Banc of America Mortgage Trust Series 2003-L
3.49%, 01/25/34†	91,761	90,022
Banc of America Mortgage Trust Series 2004-2
6.50%, 10/25/31	46,618	48,493

See Notes to Financial Statements.	79

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Banc of America Mortgage Trust Series 2004-I
3.26%, 10/25/34†	$176,077	$174,556
BBCMS Trust Series 2015-RRI
1.85%, 05/15/32 144A†	2,103,959	2,104,050
Bear Stearns Adjustable Rate Mortgage Trust Series 2003-8
3.35%, 01/25/34†	204,789	204,887
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-5
3.52%, 07/25/34†	228,681	227,407
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-7
3.29%, 10/25/34†	21,758	21,651
Bear Stearns Adjustable Rate Mortgage Trust Series 2005-2
2.92%, 03/25/35†	370,740	372,526
Bear Stearns ALT-A Trust Series 2004-10
1.42%, 09/25/34†	1,457,627	1,386,756
Bear Stearns ALT-A Trust Series 2004-13
1.50%, 11/25/34†	122,562	119,815
Bear Stearns Commercial Mortgage Securities Trust Series 2007-PW15
5.32%, 02/11/44	1,263,319	1,264,832
Bear Stearns Commercial Mortgage Securities Trust Series 2007-PW17
5.69%, 06/11/50†	1,592,911	1,620,435
Bear Stearns Commercial Mortgage Securities Trust Series 2007-PW18
6.08%, 06/11/50†	1,055,000	1,088,235
Bear Stearns Commercial Mortgage Securities Trust Series 2007-T26
5.51%, 01/12/45†	845,000	857,251
BLCP Hotel Trust Series 2014-CLRN
1.65%, 08/15/29 144A†	1,920,448	1,918,035
CD Commercial Mortgage Trust Series 2007-CD4
5.37%, 12/11/49†	395,000	395,397
CDGJ Commercial Mortgage Trust Series 2014-BXCH
2.10%, 12/15/27 144A†	676,360	678,482
CGBAM Commercial Mortgage Trust Series 2015-SMRT
3.21%, 04/10/28 144A	850,000	851,676
Citigroup Commercial Mortgage Trust Series 2013-SMP
2.11%, 01/12/30 144A	1,207,875	1,210,079

	Par	Value
COBALT Commercial Mortgage Trust Series 2007-C3
5.76%, 05/15/46†	$700,000	$709,250
COMM Mortgage Trust Series 2013-CR12
2.90%, 10/10/46	2,055,000	2,096,731
COMM Mortgage Trust Series 2013-SFS
1.87%, 04/12/35 144A	519,997	510,527
COMM Mortgage Trust Series 2014-PAT
1.48%, 08/13/27 144A†	100,000	99,749
COMM Mortgage Trust Series 2015-LC21
3.94%, 07/10/48 IOΩ†	6,801,249	304,481
Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-29
1.30%, 02/25/35†	114,527	107,726
Credit Suisse Commercial Mortgage Trust Series 2008-C1
6.06%, 02/15/41†	85,218	85,287
CSAIL Commercial Mortgage Trust Series 2016-C6
4.23%, 01/15/49 IOΩ†	997,978	114,854
CSMC Trust Series 2013-IVR2
1.55%, 04/25/43 144A†	841,297	792,924
DBRR Trust Series 2011-C32
5.52%, 06/17/49 144A†	1,754,384	1,760,837
Deutsche Alt-B Securities Mortgage Loan Trust Series 2006-AB4
5.87%, 10/25/36 STEP	296,603	255,116
5.89%, 10/25/36 STEP	296,603	255,112
Eurosail-UK PLC Series 2007-4X
0.68%, 06/13/45(U)†	148,027	182,497
Fannie Mae Connecticut Avenue Securities Series 2013-C01
2.76%, 10/25/23†	429,073	432,601
Fannie Mae Connecticut Avenue Securities Series 2014-C01
2.36%, 01/25/24†	527,260	530,022
Fannie Mae Connecticut Avenue Securities Series 2014-C02
1.71%, 05/25/24†	621,269	622,508
Fannie Mae Connecticut Avenue Securities Series 2014-C03
1.96%, 07/25/24†	349,960	350,881
Fannie Mae Connecticut Avenue Securities Series 2016-C01
2.71%, 08/25/28†	1,997,528	2,012,239
Fannie Mae Connecticut Avenue Securities Series 2016-C02
2.91%, 09/25/28†	677,188	684,229

80	See Notes to Financial Statements.

	Par	Value
Fannie Mae Connecticut Avenue Securities Series 2016-C05
2.11%, 01/25/29†	$777,525	$779,283
Fannie Mae Grantor Trust Series 2002-T6
3.31%, 02/25/32	10,665	10,691
FDIC Guaranteed Notes Trust Series 2010-S1
3.25%, 04/25/38 144A	242,543	244,212
FDIC Guaranteed Notes Trust Series 2010-S4
1.34%, 12/04/20 144A†	1,232,211	1,233,384
FDIC Trust Series 2010-R1
2.18%, 05/25/50 144A	348,384	347,508
Federal Home Loan Mortgage Corporation
5.00%, 01/01/19	41,683	42,948
5.00%, 02/01/19	50,445	51,681
5.00%, 12/01/19	118,803	122,619
5.50%, 05/01/22	344,276	360,995
2.90%, 07/01/27†	9,390	9,929
3.00%, 01/01/31 TBA	4,100,000	4,207,008
2.85%, 11/01/31†	44,372	47,025
2.77%, 04/01/32†	6,673	7,019
2.60%, 06/01/33†	588,276	615,756
2.75%, 10/01/34†	139,110	148,026
3.00%, 08/01/35†	536,395	570,143
2.59%, 09/01/35†	258,424	271,418
2.92%, 10/01/35†	330,734	351,497
2.50%, 04/01/36†	416,197	438,869
Federal Home Loan Mortgage Corporation REMIC Series 3228
1.20%, 10/15/36†	2,241,488	2,247,097
Federal Home Loan Mortgage Corporation REMIC Series 3710
4.00%, 08/15/25 STEP	235,582	249,277
Federal Home Loan Mortgage Corporation REMIC Series 3959
4.50%, 11/15/41	588,088	632,820
Federal Home Loan Mortgage Corporation REMIC Series 3986
4.50%, 09/15/41	613,896	657,070
Federal Home Loan Mortgage Corporation REMIC Series 4390
3.50%, 06/15/50	627,769	650,245
Federal Home Loan Mortgage Corporation REMIC Series 4446
3.50%, 12/15/50	1,201,305	1,255,114
Federal Home Loan Mortgage Corporation REMIC Series 4593
4.00%, 04/15/54	1,481,744	1,590,448
Federal National Mortgage Association
5.00%, 07/01/19	24,868	25,572
5.00%, 05/01/21	181,856	186,926
5.00%, 11/01/21	83,019	85,479

	Par	Value
3.74%, 09/01/23	$2,862,405	$3,027,078
2.54%, 12/01/24 CONV†	12,488	12,774
3.00%, 01/01/26 TBA	865,000	887,639
3.50%, 01/01/26 TBA	2,675,000	2,786,859
4.50%, 01/01/26 TBA	510,000	523,268
2.50%, 01/01/28 TBA	4,100,000	4,106,486
2.76%, 09/01/31†	58,194	60,901
1.80%, 08/01/32†	496,933	515,657
2.55%, 12/01/32†	365,428	388,942
2.41%, 04/01/33†	106,721	113,126
2.61%, 06/01/33†	66,691	70,804
3.00%, 06/01/33†	49,318	52,158
3.29%, 10/01/33†	148,043	156,531
3.14%, 12/01/33†	69,673	73,064
2.67%, 09/01/34†	224,122	238,108
2.59%, 10/01/34†	121,057	127,420
2.73%, 10/01/34†	156,007	166,020
2.58%, 02/01/35†	224,386	236,357
2.97%, 09/01/35†	268,594	282,535
2.84%, 12/01/35†	8,463	8,642
2.96%, 05/01/38†	2,465,425	2,612,772
4.00%, 01/01/40 TBA	1,445,000	1,487,560
1.74%, 08/01/42†	353,134	359,644
3.58%, 09/01/42†	995,771	1,030,465
2.72%, 07/01/43†	1,625,492	1,658,986
1.74%, 07/01/44†	205,728	209,674
1.74%, 10/01/44†	178,151	181,421
2.71%, 06/01/45†	1,739,276	1,773,815
Federal National Mortgage Association ACES Series 2015-M4
2.78%, 07/25/22 IOΩ†	23,130,766	553,288
Federal National Mortgage Association ACES Series 2016-M6
1.79%, 06/25/19	2,000,000	2,004,606
Federal National Mortgage Association REMIC Series 2004-80
4.00%, 11/25/19	23,628	23,987
Federal National Mortgage Association REMIC Series 2006-98
1.19%, 10/25/36†	333,057	333,447
Federal National Mortgage Association REMIC Series 2007-100
1.31%, 10/25/37†	671,417	679,659
Federal National Mortgage Association REMIC Series 2010-72
1.48%, 07/25/40†	1,552,721	1,569,663
Federal National Mortgage Association REMIC Series 2011-48
4.00%, 06/25/26 STEP	352,519	369,165
Federal National Mortgage Association REMIC Series 2011-87
1.31%, 09/25/41†	1,956,635	1,964,078
Federal National Mortgage Association REMIC Series 2012-79
1.21%, 07/25/42†	459,154	458,041

See Notes to Financial Statements.	81

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Federal National Mortgage Association REMIC Series 2015-38
0.84%, 06/25/55†	$709,911	$704,244
FHLMC Multifamily Structured Pass-Through Certificates Series KP03
1.78%, 07/25/19	2,450,000	2,441,718
FHLMC Multifamily Structured Pass-Through Certificates Series KW01
0.00%, 01/25/26 IOΩ†	2,689,118	181,241
FHLMC Structured Pass-Through Securities Series T-56
1.76%, 05/25/43†	601,930	609,288
FHLMC Structured Pass-Through Securities Series T-61
1.94%, 07/25/44†	858,138	860,071
First Horizon Alternative Mortgage Securities Trust Series 2004-AA1
3.00%, 06/25/34†	271,888	265,041
FNBA Mortgage Loan Trust Series 2004-AR1
1.14%, 08/19/34†	1,263,061	1,228,550
Freddie Mac Structured Agency Credit Risk Debt Notes Series 2013-DN2
2.21%, 11/25/23†	257,653	258,243
Freddie Mac Structured Agency Credit Risk Debt Notes Series 2016-DNA2
2.01%, 10/25/28†	525,011	525,648
GAHR Commercial Mortgage Trust Series 2015-NRF
2.00%, 12/15/34 144A†	1,971,763	1,974,824
GE Commercial Mortgage Corporation Trust Series 2007-C1
5.48%, 12/10/49†	734,009	736,375
Giovecca Mortgages S.r.l. Series 2011-1
0.29%, 04/23/48(E)†	149,330	157,508
Gosforth Funding PLC Series 2016-1A
1.00%, 02/15/58 144A(U)†	1,073,400	1,327,409
Government National Mortgage Association
2.13%, 06/20/17†	364	364
2.13%, 06/20/21†	1,698	1,732
2.00%, 03/20/22†	102,922	105,327
2.00%, 01/20/23†	18,829	19,373
2.13%, 05/20/24†	35,404	36,372
2.13%, 07/20/25†	45,426	46,932
2.13%, 08/20/25†	11,942	12,343
2.00%, 11/20/25†	41,016	42,279
2.00%, 12/20/26†	59,706	61,684
2.13%, 07/20/27†	1,386	1,437
2.00%, 10/20/27†	22,968	23,746
8.50%, 10/15/29	22,573	23,247
8.50%, 03/15/30	608	611
8.50%, 04/15/30	4,675	4,775
8.50%, 05/15/30	60,681	63,439

	Par	Value
2.13%, 05/20/30†	$34,174	$35,360
8.50%, 07/15/30	47,036	50,221
8.50%, 08/15/30	6,702	6,920
8.50%, 11/15/30	7,547	7,942
8.50%, 12/15/30	27,156	30,894
8.50%, 02/15/31	16,122	16,867
Government National Mortgage Association Series 2000-9
1.31%, 02/16/30†	61,601	62,133
Government National Mortgage Association Series 2007-30
1.04%, 05/20/37†	181,899	181,155
Government National Mortgage Association Series 2016-H07
1.30%, 02/20/66†	1,392,530	1,399,144
Government National Mortgage Association Series 2016-H22
1.30%, 10/20/66†	2,502,124	2,490,422
GRACE Mortgage Trust Series 2014-GRCE
3.37%, 06/10/28 144A	1,250,000	1,296,770
GreenPoint Mortgage Funding Trust Series 2005-AR5
0.86%, 11/25/45†	169,844	145,576
GreenPoint Mortgage Funding Trust Series 2006-OH1
0.94%, 01/25/37†	563,366	449,104
GS Mortgage Securities Trust Series 2007-GG10
5.79%, 08/10/45†	207,743	209,863
GS Mortgage Securities Trust Series 2013-GC13
3.72%, 07/10/46†	2,700,000	2,816,882
GSR Mortgage Loan Trust Series 2004-11
3.31%, 09/25/34†	308,216	298,573
GSR Mortgage Loan Trust Series 2005-AR6
3.01%, 09/25/35†	213,675	220,738
Hilton USA Trust Series 2013-HLT
4.41%, 11/05/30 144A	2,503	2,492
4.45%, 11/05/30 144A†	975,000	976,455
Impac CMB Trust Series 2003-1
1.56%, 03/25/33†	224,778	217,649
IndyMac INDX Mortgage Loan Trust Series 2006-AR12
0.95%, 09/25/46†	657,937	540,182
IndyMac INDX Mortgage Loan Trust Series 2007-FLX3
0.86%, 06/25/37†	367,535	264,522
JP Morgan Chase Commercial Mortgage Securities Trust Series 2002-CIB5
5.50%, 10/12/37 144A	137,403	137,748

82	See Notes to Financial Statements.

	Par	Value
JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-CB19
5.71%, 02/12/49†	$1,412,153	$1,421,094
JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-LD12
5.85%, 02/15/51†	1,040,644	1,052,335
JP Morgan Chase Commercial Mortgage Securities Trust Series 2011-C4
4.11%, 07/15/46 144A	1,318,174	1,356,423
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-CBX
3.48%, 06/15/45 144A	800,000	837,331
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-FL6
2.10%, 11/15/31 144A†	684,901	684,077
JP Morgan Chase Commercial Mortgage Securities Trust Series 2016-JP4
4.37%, 12/15/49 IOΩ†	2,000,000	101,767
JP Morgan Mortgage Trust Series 2005-A1
3.17%, 02/25/35†	56,981	56,068
JP Morgan Mortgage Trust Series 2013-1
2.50%, 03/25/43 144A†	301,667	297,614
JP Morgan Mortgage Trust Series 2016-2
2.69%, 06/25/46 144A	1,286,683	1,293,252
LB-UBS Commercial Mortgage Trust Series 2007-C6
6.11%, 07/15/40†	1,645,000	1,688,264
LB-UBS Commercial Mortgage Trust Series 2007-C7
6.16%, 09/15/45†	2,130,000	2,199,118
Luminent Mortgage Trust Series 2006-7
0.75%, 12/25/36†	634,120	540,905
MASTR Adjustable Rate Mortgages Trust Series 2003-6
3.31%, 12/25/33†	281,707	278,203
Merrill Lynch Mortgage Investors Trust Series 2004-1
2.81%, 12/25/34†	331,955	331,604
Merrill Lynch Mortgage Investors Trust Series 2006-1
2.76%, 02/25/36†	382,958	379,031
Mill City Mortgage Loan Trust Series 2016-1
2.50%, 04/25/57 144A†	1,635,251	1,627,860
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C9
2.66%, 05/15/46	300,000	303,872
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C12
3.82%, 10/15/46	1,500,000	1,584,424

	Par	Value
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C22
3.04%, 04/15/48	$2,000,000	$2,019,546
Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C32
0.78%, 12/15/49 IO†	2,000,000	111,246
Morgan Stanley Capital I Trust Series 2007-HQ11
5.48%, 02/12/44†	1,531,843	1,530,691
Morgan Stanley Capital I Trust Series 2007-IQ13
5.41%, 03/15/44	1,090,000	1,089,050
Morgan Stanley Capital I Trust Series 2007-IQ14
5.67%, 04/15/49†	1,448,198	1,458,516
National RMBS Trust Series 2012-2
2.72%, 06/20/44(A)†	218,372	157,353
NCUA Guaranteed Notes Trust Series 2010-R3
1.21%, 12/08/20†	2,175,208	2,180,999
NCUA Guaranteed Notes Trust Series 2011-C1
1.18%, 03/09/21 STEP†	1,092,742	1,088,679
RFMSI Trust Series 2003-S9
6.50%, 03/25/32	11,442	11,882
Rochester Financing No. 1 PLC Series 1
1.85%, 07/16/46 STEP(U)†	270,201	335,084
Sequoia Mortgage Trust Series 2012-1
2.87%, 01/25/42†	233,245	234,689
Sequoia Mortgage Trust Series 2013-1
1.45%, 02/25/43†	392,286	381,148
Sequoia Mortgage Trust Series 2013-4
1.55%, 04/25/43†	499,778	488,712
Springleaf Mortgage Loan Trust Series 2013-2A
1.78%, 12/25/65 144A†	205,448	204,673
STRIPs, Ltd. Series 2012-1A
1.50%, 12/25/44 144A	12,551	12,514
Structured Adjustable Rate Mortgage Loan Trust Series 2004-10
3.12%, 08/25/34†	418,061	407,391
Structured Adjustable Rate Mortgage Loan Trust Series 2004-13
1.06%, 09/25/34†	108,779	94,386
Structured Asset Mortgage Investments II Trust Series 2005-AR5
0.99%, 07/19/35†	99,281	88,617
Structured Asset Mortgage Investments II Trust Series 2005-AR8
1.04%, 02/25/36†	510,166	428,075
TBW Mortgage-Backed Trust Series 2007-2
6.02%, 07/25/37 STEP	329,264	243,582

See Notes to Financial Statements.	83

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
TORRENS Trust Series 2013-1
2.57%, 04/12/44(A)†	$1,106,308	$795,116
Towd Point Mortgage Trust Series 2016-3
2.25%, 08/25/55 144A†	970,936	963,126
UBS-Barclays Commercial Mortgage Trust Series 2012-C2
0.00%, 05/10/63 IO 144AΩ†	6,028,382	296,076
Wachovia Bank Commercial Mortgage Trust Series 2007-C32
5.71%, 06/15/49†	740,520	746,413
Waldorf Astoria Boca Raton Trust Series 2016-BOCA
2.05%, 06/15/29 144A†	210,000	210,754
Washington Mutual Mortgage Pass-Through Certificates Series 2002-AR6
1.97%, 06/25/42†	14,854	14,268
Washington Mutual Mortgage Pass-Through Certificates Series 2003-AR8
2.69%, 08/25/33†	327,122	330,225
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR2
1.07%, 01/25/45†	520,201	497,880
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR5
1.55%, 06/25/46†	959,312	887,451
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR19
1.31%, 01/25/47†	497,917	388,339
Washington Mutual Mortgage Pass-Through Certificates Series 2007-HY1
2.52%, 02/25/37†	391,358	351,965
Washington Mutual Mortgage Pass-Through Certificates Series 2007-HY5
2.52%, 05/25/37†	434,010	344,873
Washington Mutual Mortgage Pass-Through Certificates Series 2007-HY7
2.60%, 07/25/37†	1,191,642	969,254
Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA5
1.41%, 05/25/47 IO†	190,236	11,080
Wells Fargo Commercial Mortgage Trust Series 2010-C1
3.35%, 11/15/43 144A	755,911	774,486
Wells Fargo Commercial Mortgage Trust Series 2014-LC16
3.48%, 08/15/50	200,000	207,508
Wells Fargo Commercial Mortgage Trust Series 2014-TISH
3.29%, 01/15/27 144A†	790,000	770,597

	Par	Value
Wells Fargo Mortgage-Backed Securities Trust Series 2004-EE
3.03%, 12/25/34†	$258,746	$260,517
Wells Fargo Mortgage-Backed Securities Trust Series 2005-AR16
3.14%, 08/25/33†	51,781	52,935
WFRBS Commercial Mortgage Trust Series 2012-C8
0.00%, 08/15/45 IO 144AΩ†	3,028,288	221,877

Total Mortgage-Backed Securities (Cost $144,399,162)		140,460,308

MUNICIPAL BONDS — 1.5%
California Earthquake Authority, Revenue Bond
1.82%, 07/01/17	480,000	481,608
2.81%, 07/01/19	1,300,000	1,322,854
Energy Northwest, Columbia Generating Station, Revenue Bond, Series 2014-B
1.79%, 07/01/18	400,000	403,236
North Texas Higher Education Authority, Inc., Revenue Bond, Series 2011-1
1.95%, 04/01/40†	2,285,753	2,273,753
State of California, General Obligation, Series B
1.19%, 12/01/31†	3,000,000	2,954,490
State of Texas, General Obligation, Series C-2
1.02%, 06/01/19†	3,300,000	3,302,409
University of California, Revenue Bond, Series Y-1
1.12%, 07/01/41†	1,100,000	1,100,022
University of California, Revenue Bond, Series Y-2
1.12%, 07/01/41†	1,000,000	1,000,020

Total Municipal Bonds (Cost $12,849,925)		12,838,392

	Notional Amount
PURCHASED OPTION — 0.0%
Put Swaption — 0.0%
3-Month LIBOR, Strike Price 1.60%, Expires 03/06/17 (GSC) (Cost $74,362)	$7,490,000,000	93,048

	Par
U.S. TREASURY OBLIGATIONS — 15.2%
U.S. Treasury Inflationary Index Bonds
0.13%, 04/15/18‡‡	3,900,000	4,116,162

U.S. Treasury Notes
0.63%, 11/30/17Δ	6,900,000	6,884,772
0.75%, 12/31/17	2,500,000	2,496,240
0.75%, 01/31/18	14,000,000	13,972,924
0.88%, 01/31/18	9,500,000	9,494,433
1.00%, 02/15/18Δ	7,414,000	7,417,907

84	See Notes to Financial Statements.

	Par	Value
0.88%, 05/31/18Δ	$9,829,000	$9,811,917
0.63%, 06/30/18	5,000,000	4,968,750
1.00%, 08/15/18Δ	15,000,000	14,982,135
1.00%, 09/15/18‡‡	5,740,000	5,728,899
0.75%, 09/30/18Δ	2,895,000	2,875,832
1.00%, 03/15/19Δ	6,540,000	6,506,149
0.88%, 06/15/19	515,000	509,679
1.63%, 06/30/19	4,700,000	4,735,800
0.75%, 07/15/19	10,825,000	10,669,391
1.00%, 10/15/19Δ	4,770,000	4,719,600
1.00%, 11/15/19Δ	16,630,000	16,431,870
1.38%, 12/15/19Δ	5,700,000	5,686,639

		127,892,937

Total U.S. Treasury Obligations (Cost $132,391,561)		132,009,099

	Shares
MONEY MARKET FUNDS — 9.5%
GuideStone Money Market Fund (Investor Class)¥	15,457,326	15,457,326
Northern Institutional Liquid Assets Portfolio§	67,221,467	67,221,467

Total Money Market Funds (Cost $82,678,793)		82,678,793

	Par
REPURCHASE AGREEMENTS — 2.7%
JP Morgan Securities LLC
0.54% (dated 12/30/16, due 01/03/17, repurchase price $14,900,224, collateralized by U.S. Treasury Inflationary Index Bond, 0.125%, due 04/15/18, total market value $15,955,919)	14,900,000	14,900,000
Merrill Lynch Pierce Fenner & Smith
0.53% (dated 12/30/16, due 01/03/17, repurchase price $8,300,122, collateralized by U.S. Treasury Bond, 3.750%, due 11/15/43, total market value $8,668,490)	8,300,000	8,300,000

Total Repurchase Agreements (Cost $23,200,000)		23,200,000

TOTAL INVESTMENTS — 111.1% (Cost $968,736,728)		962,497,134

Notional Amount		Value
WRITTEN OPTIONS — 0.0%
Put Swaptions — 0.0%
3-Month LIBOR, Strike Price 1.65%, Expires 02/21/17 (JPM)	$(3,750,000,000)	$(24,176)
3-Month LIBOR, Strike Price 3.01%, Expires 03/06/17 (GSC)	(670,000,000)	(28,965)

Total Written Options
(Premiums received $(104,147))		(53,141)

Par
SECURITY SOLD SHORT — (0.2)%
U.S. Treasury Note
2.25%, 11/15/25 (Cost $(1,488,703))	(1,500,000)	(1,481,075)

Liabilities in Excess of Other Assets — (10.9)%		(94,671,443)

NET ASSETS — 100.0%		$866,291,475

See Notes to Financial Statements.	85

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

Swap agreements outstanding at December 31, 2016:

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Credit Indices — Buy Protection
Dow Jones CDX.NA.IG26 Index	(1.00)%	06/20/21	ICE	USD	15,700,000	$(267,105)	$(185,814)	$(81,291)
Dow Jones CDX.NA.IG26 Index	(1.00)%	06/20/21	CME	USD	2,882,000	(48,489)	(40,482)	(8,007)
Dow Jones iTraxx Index	(1.00)%	06/20/21	ICE	EUR	5,187,000	(84,264)	(62,123)	(22,141)

						$(399,858)	$(288,419)	$(111,439)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Interest Rate Swaps
3-Month LIBOR	(1.25)%	06/15/18	CME	USD	101,000,000	$64,640	$137,100	$(72,460)
3-Month LIBOR	1.35%	12/28/18	CME	USD	39,100,000	(75,342)	—	(75,342)
3-Month LIBOR	(2.00)%	06/15/21	CME	USD	13,600,000	(69,932)	(251,891)	181,959
MXN-TIIE-Banxico	5.80%	09/06/21	CME	MXN	258,400,000	(872,729)	(473,497)	(399,232)
MXN-TIIE-Banxico	7.20%	12/03/21	CME	MXN	31,700,000	(17,514)	—	(17,514)

						$(970,877)	$(588,288)	$(382,589)

Total Swap agreements outstanding at December 31, 2016						$(1,370,735)	$(876,707)	$(494,028)

86	See Notes to Financial Statements.

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2016, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$16,198,525	$—	$16,198,525	$—
Asset-Backed Securities	126,467,089	—	81,969,161	44,497,928
Certificates of Deposit	21,010,055	—	21,010,055	—
Commercial Paper	4,856,193	—	4,856,193	—
Corporate Bonds	250,790,069	—	250,529,424	260,645
Foreign Bonds:
Australia	12,267,663	—	12,267,663	—
Austria	1,864,908	—	1,864,908	—
Bermuda	1,562,551	—	1,562,551	—
Brazil	1,002,231	—	1,002,231	—
Canada	9,500,479	—	9,500,479	—
Cayman Islands	1,900,634	—	1,900,634	—
Chile	516,304	—	516,304	—
Denmark	25,753,475	—	25,753,475	—
Finland	275,405	—	275,405	—
France	21,898,983	—	21,898,983	—
Germany	3,576,970	—	3,576,970	—
Guernsey	2,010,659	—	2,010,659	—
Ireland	5,681,950	—	5,681,950	—
Italy	700,101	—	700,101	—
Japan	8,402,816	—	8,402,816	—
Jersey	928,447	—	928,447	—
Luxembourg	2,328,746	—	2,328,746	—
Mexico	2,326,611	—	2,326,611	—
Netherlands	7,993,401	—	7,993,401	—
New Zealand	2,002,114	—	2,002,114	—
Panama	274,335	—	274,335	—
Peru	217,525	—	217,525	—
Singapore	201,819	—	201,819	—
South Korea	15,015,554	—	15,015,554	—
Sweden	822,473	—	822,473	—
Switzerland	3,865,129	—	3,865,129	—
United Kingdom	15,032,553	—	15,032,553	—
Virgin Islands (British)	3,971,727	—	3,971,727	—
Money Market Funds	82,678,793	82,678,793	—	—
Mortgage-Backed Securities	140,460,308	—	139,214,411	1,245,897
Municipal Bonds	12,838,392	—	12,838,392	—
Purchased Option	93,048	—	93,048	—
Repurchase Agreements	23,200,000	—	23,200,000	—
U.S. Treasury Obligations	132,009,099	—	132,009,099	—

Total Assets - Investments in Securities	$962,497,134	$82,678,793	$833,813,871	$46,004,470

Other Financial Instruments***
Forward Foreign Currency Contracts	$2,202,851	$—	$2,202,851	$—
Futures Contracts	16,188	16,188	—	—

Total Assets - Other Financial Instruments	$2,219,039	$16,188	$2,202,851	$—

See Notes to Financial Statements.	87

LOW-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Investments in Securities:
Security Sold Short	$(1,481,075)	$—	$(1,481,075)	$—
Written Options	(53,141)	—	(53,141)	—

Total Liabilities - Investments in Securities	$(1,534,216)	$—	$(1,534,216)	$—

Other Financial Instruments***
Swap Agreements	$(1,370,735)	$—	$(1,370,735)	$—

Total Liabilities - Other Financial Instruments	$(1,370,735)	$—	$(1,370,735)	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments (such as futures contracts and forwards contracts) and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the “Financial Futures Contracts” and “Forward Foreign Currency Contracts” disclosures in the Notes to Financial Statements and the “Swap agreements outstanding” disclosure on the preceding page(s), respectively.

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2016.

The unobservable inputs used in the fair value measurement of the reporting entity’s asset-backed securities, corporate bonds, foreign bonds, mortgage-backed securities and swap agreements are values based on evaluated quotations received from dealers who make markets in such securities. Significant increases (decreases) in those evaluated quotations would result in a significantly higher (lower) fair value measurement.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Value	Asset-Backed Securities	Corporate Bonds	Foreign Bonds	Mortgage-Backed Securities
Balance, 12/31/15	$46,369,508	$38,465,686	$—	$296,500	$7,607,322
Accrued discounts/premiums	1,548	5,893	—	(18)	(4,327)
Realized gain (loss)(1)	(276,378)	(41,756)	—	(47,563)	(187,059)
Change in unrealized appreciation (depreciation)(2)	590,571	423,112	—	48,981	118,478
Purchases	21,716,774	21,716,774	—	—	—
Sales	(14,345,274)	(9,312,265)	—	(118,447)	(4,914,562)
Transfers in to Level 3(3)	260,645	—	260,645	—	—
Transfers out of Level 3(4)	(3,857,353)	(2,882,784)	—	(179,453)	(795,116)
Maturities	10,037	10,037	—	—	—
Paydowns	(4,465,608)	(3,886,769)	—	—	(578,839)

Balance, 12/31/16	$46,004,470	$44,497,928	$260,645	$—	$1,245,897

(1)	Realized gain (loss) from the sale of Level 3 securities is included on the Statement of Operations in Net realized gain (loss) from: Investment securities.

(2)	Change in unrealized appreciation (depreciation) is located on the Statement of Operations in Net change in unrealized appreciation (depreciation) on: Investment securities.

(3)

Transfers in to Level 3 represent the value of a security at December 31, 2016 that was transferred from Level 2 to Level 3 of the fair value hierarchy as a result of the inability of the Fund to obtain a price using an objective method such as a pricing vendor.

(4)

Transfers out of Level 3 represent the value of securities at December 31, 2016 that were transferred from Level 3 to Level 2 of the fair value hierarchy as a result of the ability of the Fund to obtain a price using an objective method such as a pricing vendor.

88	See Notes to Financial Statements.

Medium-Duration Bond Fund (Unaudited)

The Fund invested in a diversified portfolio composed primarily of investment grade fixed-income securities with an average dollar-weighted duration (a measure of bond prices’ sensitivity to changes in interest rates) normally between three to seven years. The Investor Class of the Fund outperformed its benchmark, the Bloomberg Barclays US Aggregate Bond Index, for the one-year period ended December 31, 2016 (2.88% versus 2.65%).

The Fund maintained relatively less interest rate sensitivity and, therefore, faced a challenging first quarter as interest rates fell but ultimately outperformed its benchmark during the last three quarters. The Fund has outperformed its benchmark over the five-, seven- and 10-year and since inception periods ended December 31, 2016. Exposure to high yield and investment grade corporate credits, Treasury Inflation Protected Securities and emerging markets securities denominated in the U.S. dollar were the strongest contributors to the Fund’s relative performance, as credit spreads narrowed and inflation expectations accelerated. The slightly lower interest rate sensitivity of the Fund was also a positive contributor as rates rose over the year. The Fund maintained a yield advantage versus its benchmark which positively impacted relative performance.

Other strategies involving derivatives were utilized during the year. U.S. Treasury futures contracts, options on U.S. Treasuries and Euro-futures were used for the common purposes of managing duration, implementing yield curve positioning strategies and expressing cross-sector views. Overall, on a net basis, these positions had a modest, negative impact on performance. In an effort to better express the desired credit exposures and risks from a synthetic perspective, credit default swaps were utilized on a very modest basis. These positions were neutral to the performance of the Fund. Currency forward contracts were utilized to hedge foreign currency risk and to express active currency views. The contributions to the Fund’s performance from these currency strategies was mixed. Through the process of implementing interest rate views and emerging markets strategies during the year, interest rate swaps were used and provided a modest negative impact on the performance of the Fund.

During the year, the Fund remained focused on its objective of seeking maximum total return consistent with preservation of capital.

This Fund may be suitable for investors who have a short- to medium-term investment horizon, seek higher returns than those offered by a shorter maturity bond fund, can accept some short-term fluctuations in account value and want to diversify their portfolio with a fixed income investment option. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. To the extent that the investment adviser misjudges current market conditions, the Fund’s volatility may be amplified by its use of derivatives and by its ability to select sub-advisers to allocate assets. Some derivatives may increase the risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the net asset value of the Fund generally to decline faster than it would otherwise. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns. It is possible to lose money by investing in the Fund.

Medium-Duration Bond Fund (Unaudited)

At December 31, 2016, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
Mortgage-Backed Securities	37.2
U.S. Treasury Obligations	27.9
Corporate Bonds	19.0
Money Market Funds	14.5
Foreign Bonds	12.6
Repurchase Agreements	7.3
Asset-Backed Securities	5.1
Certificates of Deposit	0.9
Agency Obligations	0.9
Municipal Bonds	0.9
Loan Agreements	0.5
Purchased Options	0.2
Foreign Government Inflation-Linked Bond	0.1
Preferred Stock	— **
Written Options	(0.3)
TBA Sale Commitments	(2.9)

123.9

**Rounds to less than 0.05%

Medium-Duration Bond Fund (Unaudited)

Average Annual Total Returns as of 12/31/16
	Institutional Class*	Investor Class*	Benchmark**
One Year	3.21%	2.88%	2.65%
Five Year	2.99%	2.77%	2.23%
Ten Year	4.91%	4.74%	4.34%
Since Inception	5.10%	4.99%	4.59%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2016 Prospectus)(1)	0.44%	0.71%

(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2006 to December 31, 2016, with all dividends and capital gains reinvested, with the Bloomberg Barclays US Aggregate Bond Index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MEDIUM-DURATION BOND FUND SCHEDULE OF INVESTMENTS	December 31, 2016

Par		Value
AGENCY OBLIGATIONS — 0.9%
Federal Home Loan Bank
0.88%, 05/24/17	$20,000	$20,011
3.38%, 12/08/23	200,000	211,680
Federal National Mortgage Association
1.92%, 10/09/19Ω	3,350,000	3,178,121
2.63%, 09/06/24	1,000,000	1,009,777
1.88%, 09/24/26	1,500,000	1,379,902
6.25%, 05/15/29	500,000	663,669
6.63%, 11/15/30	1,170,000	1,629,988
Tennessee Valley Authority
3.88%, 02/15/21	1,000,000	1,076,633
5.25%, 09/15/39	230,000	289,500
4.63%, 09/15/60	200,000	223,007

Total Agency Obligations (Cost $9,471,067)		9,682,288

ASSET-BACKED SECURITIES — 5.1%
AmeriCredit Automobile Receivables Series 2016-1
1.52%, 06/10/19	482,680	483,209
Ares XXXIII CLO, Ltd. Series 2015-1A
2.31%, 12/05/25 144A†	1,000,000	999,500
AUTO ABS Series 2012-3
0.60%, 09/27/24(E)	301,448	318,471
Avis Budget Rental Car Funding AESOP LLC Series 2014-2A
2.50%, 02/20/21 144A	550,000	547,744
Bear Stearns Asset-Backed Securities Trust Series 2007-SD1
6.00%, 10/25/36	1,376,506	1,014,532
6.50%, 10/25/36	2,334,176	1,773,384
BlueMountain CLO, Ltd. Series 2012-2A
2.30%, 11/20/28 144A†	1,250,000	1,252,068
BlueMountain CLO, Ltd. Series 2014-2A
4.33%, 07/20/26 144A†	1,000,000	989,031
BlueMountain CLO, Ltd. Series 2015-1A
2.07%, 04/13/27 144A†	1,000,000	1,000,000
Capital One Multi-Asset Execution Trust Series 2016-A1
1.15%, 02/15/22†	800,000	803,250
Carlyle Global Market Strategies CLO, Ltd. Series 2014-4
4.48%, 10/15/26 144A†	1,000,000	991,831
Chapel BV Series 2007
0.05%, 07/17/66(E)†	745,614	771,836
Community Funding CLO, Ltd. Series 2015-1A
5.75%, 11/01/27+ STEP 144A	860,000	804,685
CWHEQ Revolving Home Equity Loan Trust Series 2005-F
0.94%, 12/15/35†	190,421	177,145

	Par	Value
CWHEQ Revolving Home Equity Loan Trust Series 2006-E
0.84%, 07/15/36†	$335,114	$290,512
ECMC Group Student Loan Trust Series 2016-1A
2.11%, 07/26/66 144A†	974,893	972,017
Edsouth Indenture No. 7 LLC Series 2014-3
1.36%, 02/25/36 144A†	997,896	953,091
EMC Mortgage Loan Trust Series 2003-B
1.31%, 11/25/41 144A†	17,956	17,088
Financial Asset Securities Corporation AAA Trust Series 2005-1A
1.17%, 02/27/35 144A†	931,270	830,176
Ford Credit Floorplan Master Owner Trust A Series 2015-4
1.30%, 08/15/20†	500,000	502,145
Fremont Home Loan Trust Series 2005-E
1.00%, 01/25/36†	568,995	568,036
GMACM Home Equity Loan Trust Series 2007-HE3
6.74%, 09/25/37†	95,794	98,107
7.00%, 09/25/37†	37,138	36,208
Goal Capital Funding Trust Series 2007-1
1.09%, 09/25/28†	209,059	207,951
Golden Credit Card Trust Series 2016-5A
1.60%, 09/15/21 144A	900,000	890,338
GSAMP Trust Series 2007-HS1
1.61%, 02/25/47†	673,938	667,544
Hertz Vehicle Financing II LP Series 2015-1A
2.73%, 03/25/21 144A	350,000	347,479
3.52%, 03/25/21 144A	500,000	495,992
Invitation Homes Trust Series 2015-SFR2
2.98%, 06/17/32 144A†	250,000	250,177
Jackson Mill CLO, Ltd. Series 2015-1A
2.42%, 04/15/27 144A†	1,000,000	1,002,658
JGWPT XXXIII LLC Series 2014-3A
3.50%, 06/15/77 144A	404,683	387,270
LCM XXIII, Ltd. Series 23A
2.51%, 10/20/29 144A†	1,000,000	999,992
Mississippi Higher Education Assistance Corporation Series 2014-1
1.44%, 10/25/35†	679,623	661,693
Navient Student Loan Trust Series 2016-5A
2.01%, 06/25/65 144A†	2,250,169	2,283,475
Navient Student Loan Trust Series 2016-7A
1.91%, 03/25/66 144A†	1,086,825	1,097,905

92	See Notes to Financial Statements.

	Par	Value
Nelnet Student Loan Trust Series 2006-2
0.98%, 01/25/30†	$1,336,528	$1,329,286
Nissan Auto Receivables Owner Trust Series 2016-B
0.63%, 05/15/17	51,380	51,380
OHA Loan Funding, Ltd. Series 2015-1A
2.35%, 08/15/29 144A†	1,000,000	999,996
OZLM XV, Ltd. Series 2016-15A
3.57%, 01/20/29 144A†	1,000,000	987,400
Panhandle-Plains Higher Education Authority, Inc. Series 2010-2
1.98%, 10/01/35†	373,663	375,589
Park Place Securities, Inc. Asset-Backed Pass-Through Trust Certificates Series 2005-WCH1
1.60%, 01/25/36†	100,000	98,667
Penarth Master Issuer PLC Series 2015-2A
1.14%, 05/18/19 144A†	1,700,000	1,699,495
PHEAA Student Loan Trust Series 2012-1A
1.31%, 05/25/57 144A†	1,238,893	1,223,669
PHEAA Student Loan Trust Series 2016-1A
1.91%, 09/25/65 144A†	933,362	935,672
PHEAA Student Loan Trust Series 2016-2A
1.51%, 11/25/65 144A†	2,200,000	2,200,455
RAMP Trust Series 2005-EFC6
1.19%, 11/25/35†	1,900,000	1,837,458
Saxon Asset Securities Trust Series 2004-1
1.38%, 03/25/35†	622,657	571,134
SBA Small Business Investment Cos. Series 2016-10A
2.51%, 03/10/26	519,295	521,743
Scholar Funding Trust Series 2010-A
1.64%, 10/28/41 144A†	352,771	345,837
SLC Student Loan Trust Series 2005-3
1.08%, 06/15/29†	900,000	882,626
SLM Private Education Loan Trust Series 2010-A
3.95%, 05/16/44 144A†	543,399	564,272
SLM Student Loan EDC Repackaging Trust Series 2013-M1
3.50%, 10/28/29 144A	222,935	217,778
SLM Student Loan Trust Series 2003-11
1.71%, 12/15/25 144A†	400,000	398,000
SLM Student Loan Trust Series 2005-4
1.00%, 01/25/27†	195,793	193,724

	Par	Value
SLM Student Loan Trust Series 2005-5
1.02%, 10/25/28†	$900,000	$876,267
SLM Student Loan Trust Series 2006-2
0.99%, 07/25/25†	1,117,407	1,115,033
SLM Student Loan Trust Series 2007-5
0.99%, 01/26/43†	1,020,000	917,267
SLM Student Loan Trust Series 2007-7
1.63%, 10/27/70†	400,000	325,728
SLM Student Loan Trust Series 2008-2
1.63%, 04/25/23†	185,014	180,206
SLM Student Loan Trust Series 2008-4
2.53%, 07/25/22†	520,994	524,014
SLM Student Loan Trust Series 2008-5
2.58%, 07/25/23†	880,121	885,022
SLM Student Loan Trust Series 2008-9
2.38%, 04/25/23†	2,708,545	2,712,047
SoFi Consumer Loan Program Trust Series 2015-1
3.28%, 09/15/23 144A	1,102,235	1,106,001
Soundview Home Loan Trust Series 2006-OPT2
0.94%, 05/25/36†	834,902	800,739
Utah State Board of Regents Series 2015-1
1.36%, 02/25/43†	727,505	710,009
VOLT XLI LLC Series 2016-NPL1
4.25%, 02/26/46 STEP 144A	1,049,872	1,061,002
Washington Mutual Asset-Backed Certificates Trust Series 2006-HE1
0.94%, 04/25/36†	259,963	256,420

Total Asset-Backed Securities (Cost $53,049,774)		52,390,476

CERTIFICATES OF DEPOSIT — 0.9%
Abbey National Treasury
1.40%, 07/07/17†	100,000	100,084
Credit Suisse AG
1.75%, 09/12/17†	1,100,000	1,101,529
Mitsubishi UFJ Trust & Banking Corporation
1.71%, 09/19/17†	1,100,000	1,102,045
Natixis SA
1.69%, 09/25/17†	1,800,000	1,806,185
Sumitomo Mitsui Banking Corporation
1.66%, 09/15/17†	2,300,000	2,303,873
Sumitomo Mitsui Trust Bank, Ltd.
1.72%, 09/18/17†	2,900,000	2,905,623
1.57%, 10/06/17†	400,000	400,671

Total Certificates of Deposit (Cost $9,700,000)		9,720,010

See Notes to Financial Statements.	93

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
CORPORATE BONDS — 19.0%
21st Century Fox America, Inc.
3.70%, 09/15/24Δ	$625,000	$633,871
ABB Finance USA, Inc.
4.38%, 05/08/42	40,000	42,064
Abbott Laboratories
3.75%, 11/30/26	300,000	298,539
4.75%, 11/30/36	200,000	203,969
4.90%, 11/30/46	260,000	267,896
AbbVie, Inc.
2.50%, 05/14/20	225,000	225,239
2.30%, 05/14/21Δ	200,000	196,159
2.85%, 05/14/23Δ	1,650,000	1,602,932
3.60%, 05/14/25	140,000	138,917
AES Corporation
4.88%, 05/15/23	80,000	79,416
5.50%, 03/15/24Δ	100,000	102,250
Aetna, Inc.
2.40%, 06/15/21	420,000	418,536
2.80%, 06/15/23	225,000	221,951
3.20%, 06/15/26	260,000	257,730
4.38%, 06/15/46	70,000	70,579
Allison Transmission, Inc.
5.00%, 10/01/24 144A	200,000	202,500
Amazon.com, Inc.
3.30%, 12/05/21Δ	525,000	544,629
4.95%, 12/05/44	220,000	251,911
American Axle & Manufacturing, Inc.
6.63%, 10/15/22	100,000	103,620
American Campus Communities Operating Partnership LP
3.75%, 04/15/23Δ	525,000	530,399
American International Group, Inc.
2.30%, 07/16/19Δ	200,000	201,063
3.75%, 07/10/25Δ	430,000	433,539
4.50%, 07/16/44	25,000	24,748
4.80%, 07/10/45	200,000	208,394
6.25%, 03/15/87†	278,000	280,085
American Tower Corporation REIT
3.40%, 02/15/19	200,000	204,494
3.30%, 02/15/21Δ	150,000	151,851
3.38%, 10/15/26	1,500,000	1,422,951
Amgen, Inc.
3.63%, 05/22/24	50,000	50,941
4.66%, 06/15/51 144AΔ	34,000	32,815
Anadarko Petroleum Corporation
4.85%, 03/15/21Δ	290,000	311,240
3.45%, 07/15/24	95,000	93,409
6.45%, 09/15/36	280,000	334,236
6.60%, 03/15/46	170,000	210,423
Antero Resources Corporation
5.63%, 06/01/23	425,000	437,219
Anthem, Inc.
5.88%, 06/15/17	720,000	734,651
Apache Corporation
3.25%, 04/15/22	50,000	50,844
2.63%, 01/15/23	75,000	72,218
5.10%, 09/01/40	60,000	62,990
4.25%, 01/15/44Δ	820,000	811,596

	Par	Value
Apple, Inc.
2.45%, 08/04/26	$420,000	$394,688
AT&T, Inc.
4.45%, 05/15/21	80,000	84,690
3.00%, 02/15/22	170,000	168,539
4.45%, 04/01/24Δ	125,000	130,500
3.95%, 01/15/25Δ	125,000	125,425
3.40%, 05/15/25	1,905,000	1,839,384
4.13%, 02/17/26Δ	175,000	177,526
4.35%, 06/15/45	100,000	89,448
4.75%, 05/15/46	200,000	190,214
4.50%, 03/09/48 144A	190,000	171,408
Bank of America Corporation
3.88%, 03/22/17	130,000	130,743
5.70%, 05/02/17	1,100,000	1,115,080
5.75%, 12/01/17Δ	1,890,000	1,958,189
6.88%, 04/25/18	1,400,000	1,488,543
5.65%, 05/01/18	700,000	733,669
2.60%, 01/15/19	320,000	322,894
5.63%, 07/01/20	50,000	55,022
5.88%, 01/05/21Δ	150,000	167,156
5.00%, 05/13/21	320,000	348,835
3.30%, 01/11/23	120,000	120,564
4.00%, 04/01/24	420,000	433,841
4.20%, 08/26/24	390,000	397,941
4.00%, 01/22/25	440,000	441,305
3.88%, 08/01/25	330,000	336,163
4.45%, 03/03/26	70,000	72,273
3.50%, 04/19/26Δ	340,000	336,128
4.25%, 10/22/26	440,000	446,215
3.25%, 10/21/27Δ	275,000	263,133
4.18%, 11/25/27Δ	800,000	802,121
5.00%, 01/21/44	790,000	868,445
6.25%, 09/29/49†Δ	300,000	300,375
6.50%, 10/29/49†Δ	150,000	156,938
Barrick North America Finance LLC
4.40%, 05/30/21	138,000	145,163
Bear Stearns Cos. LLC
6.40%, 10/02/17	1,200,000	1,243,272
Becton, Dickinson and Co.
2.68%, 12/15/19	349,000	354,349
3.73%, 12/15/24	171,000	175,160
4.69%, 12/15/44	120,000	124,799
Berkshire Hathaway Energy Co.
6.13%, 04/01/36	300,000	375,805
6.50%, 09/15/37	130,000	169,750
Boeing Capital Corporation
4.70%, 10/27/19Δ	230,000	248,226
Boeing Co.
4.88%, 02/15/20Δ	50,000	54,383
6.63%, 02/15/38	210,000	284,874
Capital One Financial Corporation
4.20%, 10/29/25	350,000	351,802
Catholic Health Initiatives
4.35%, 11/01/42	40,000	35,658
CCO Holdings LLC
5.88%, 04/01/24 144A	10,000	10,700
CE Generation LLC
7.42%, 12/15/18	299,700	281,343
Celgene Corporation
3.55%, 08/15/22Δ	170,000	174,571
3.88%, 08/15/25	250,000	254,028

94	See Notes to Financial Statements.

	Par	Value
5.00%, 08/15/45	$160,000	$166,994
Centene Corporation
5.63%, 02/15/21	10,000	10,539
4.75%, 05/15/22	120,000	121,800
6.13%, 02/15/24	90,000	95,062
4.75%, 01/15/25Δ	50,000	48,937
Charter Communications Operating LLC
3.58%, 07/23/20	75,000	76,580
4.46%, 07/23/22	30,000	31,388
4.36%, 01/15/24+Ω†	1,000,000	1,006,250
4.91%, 07/23/25	2,275,000	2,401,784
4.91%, 07/23/25 144A	280,000	293,958
6.38%, 10/23/35 144A	60,000	68,301
Chesapeake Energy Corporation
6.13%, 02/15/21Δ	160,000	156,800
Chevron Corporation
2.95%, 05/16/26	450,000	443,191
CHS/Community Health Systems, Inc.
8.00%, 11/15/19Δ	100,000	83,500
Chubb Corporation
6.38%, 04/15/37†Δ	400,000	377,000
Chubb INA Holdings, Inc.
2.30%, 11/03/20	90,000	90,029
3.35%, 05/03/26	120,000	121,691
Cisco Systems, Inc.
2.20%, 02/28/21Δ	300,000	299,530
CIT Group, Inc.
4.25%, 08/15/17	1,100,000	1,116,500
5.50%, 02/15/19 144A	190,000	200,925
Citigroup, Inc.
1.88%, 06/07/19†	700,000	705,685
2.07%, 08/02/21†	1,300,000	1,314,785
3.50%, 05/15/23	220,000	219,600
4.40%, 06/10/25	450,000	461,180
5.50%, 09/13/25	290,000	319,269
4.30%, 11/20/26	1,600,000	1,617,835
4.45%, 09/29/27	780,000	794,043
6.63%, 06/15/32	50,000	60,810
8.13%, 07/15/39	20,000	29,811
6.68%, 09/13/43	10,000	12,719
5.30%, 05/06/44	24,000	25,948
4.65%, 07/30/45	574,000	607,462
4.75%, 05/18/46	40,000	40,204
5.35%, 04/29/49†Δ	180,000	169,875
8.40%, 04/29/49†	300,000	323,250
5.95%, 07/29/49†	170,000	172,550
5.80%, 11/29/49†Δ	1,000,000	1,010,000
5.95%, 12/29/49†	690,000	682,376
6.25%, 12/29/49†Δ	150,000	154,538
CNOOC Finance 2015 USA LLC
3.50%, 05/05/25	760,000	740,007
Comcast Corporation
5.70%, 05/15/18	1,250,000	1,319,786
3.38%, 08/15/25Δ	700,000	704,992
3.20%, 07/15/36Δ	490,000	441,674
6.40%, 03/01/40	120,000	156,506
Compass Bank
5.50%, 04/01/20	300,000	314,594
Concho Resources, Inc.
5.50%, 10/01/22	60,000	62,475

	Par	Value
5.50%, 04/01/23Δ	$60,000	$62,478
ConocoPhillips Co.
3.35%, 11/15/24	255,000	253,966
4.95%, 03/15/26Δ	175,000	193,553
4.15%, 11/15/34Δ	175,000	171,586
ConocoPhillips Holding Co.
6.95%, 04/15/29	220,000	277,267
Continental Airlines Class A Pass-Through Trust Series 1998-1
6.65%, 09/15/17	44,303	44,967
Crown Castle International Corporation REIT
2.25%, 09/01/21Δ	125,000	121,063
5.25%, 01/15/23Δ	525,000	567,000
Crown Castle Towers LLC
4.88%, 08/15/20 144A	1,900,000	2,025,001
CSEMC 2015-3GNA A1
3.07%, 03/09/17+	1,005,943	1,224,234
CSEMC 2015-3GNA A2
4.33%, 03/09/17+	374,763	456,087
CVS Health Corporation
2.75%, 12/01/22	210,000	207,156
4.00%, 12/05/23Δ	400,000	422,075
3.88%, 07/20/25	133,000	137,446
2.88%, 06/01/26Δ	875,000	835,719
5.13%, 07/20/45	450,000	503,451
CVS Pass-Through Trust
6.94%, 01/10/30	678,152	796,609
DDR Corporation REIT
4.63%, 07/15/22	400,000	424,002
Delta Air Lines Class A Pass-Through Trust Series 2007-1
6.82%, 08/10/22	263,701	303,586
Depository Trust & Clearing Corporation
4.88%, 12/29/49 144A†	750,000	765,000
Devon Energy Corporation
3.25%, 05/15/22	220,000	218,871
5.85%, 12/15/25Δ	250,000	284,526
5.60%, 07/15/41	462,000	477,443
4.75%, 05/15/42	205,000	194,357
5.00%, 06/15/45Δ	660,000	650,774
Devon Financing Corporation LLC
7.88%, 09/30/31	60,000	76,310
Diamond 1 Finance Corporation
3.48%, 06/01/19 144A	560,000	571,980
4.42%, 06/15/21 144A	1,860,000	1,926,529
Digital Realty Trust LP REIT
3.40%, 10/01/20	900,000	916,276
Discover Financial Services
3.75%, 03/04/25	450,000	440,713
DISH DBS Corporation
5.88%, 07/15/22	360,000	379,800
5.88%, 11/15/24	170,000	175,568
7.75%, 07/01/26	300,000	339,000
Dollar Tree, Inc.
5.75%, 03/01/23Δ	240,000	255,317
Duke Energy Corporation
3.75%, 04/15/24	200,000	206,563
Eaton Corporation
1.50%, 11/02/17	120,000	120,124
2.75%, 11/02/22	710,000	704,148

See Notes to Financial Statements.	95

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
4.15%, 11/02/42	$200,000	$196,261
Ecolab, Inc.
4.35%, 12/08/21	100,000	108,186
5.50%, 12/08/41Δ	175,000	206,542
Education Realty Operating Partnership LP REIT
4.60%, 12/01/24Δ	325,000	324,480
EMD Finance LLC
2.95%, 03/19/22 144A	750,000	747,715
Energy Transfer Partners LP
4.65%, 06/01/21	650,000	675,544
5.20%, 02/01/22	500,000	535,940
3.60%, 02/01/23Δ	75,000	73,863
4.75%, 01/15/26Δ	25,000	25,892
Entergy Louisiana LLC
5.40%, 11/01/24Δ	1,200,000	1,382,004
Enterprise Products Operating LLC
5.70%, 02/15/42	60,000	65,990
4.59%, 08/01/66†	650,000	612,157
EOG Resources, Inc.
4.15%, 01/15/26	140,000	146,779
EP Energy LLC
6.38%, 06/15/23	160,000	127,200
EQT Midstream Partners LP
4.13%, 12/01/26Δ	1,800,000	1,758,071
ERP Operating LP REIT
4.63%, 12/15/21	150,000	163,104
Exelon Corporation
5.63%, 06/15/35	415,000	460,561
Exxon Mobil Corporation
3.04%, 03/01/26	300,000	299,950
4.11%, 03/01/46	90,000	92,419
Fidelity National Information Services, Inc.
3.63%, 10/15/20Δ	475,000	492,177
3.00%, 08/15/26	275,000	258,737
First Data Corporation
6.75%, 11/01/20 144A	490,000	509,393
5.38%, 08/15/23 144AΔ	70,000	72,800
5.00%, 01/15/24 144A	150,000	151,360
FirstEnergy Corporation
2.75%, 03/15/18	120,000	121,123
4.25%, 03/15/23Δ	490,000	507,223
7.38%, 11/15/31	770,000	994,875
Fiserv, Inc.
2.70%, 06/01/20Δ	350,000	351,968
Florida Power & Light Co.
3.80%, 12/15/42Δ	425,000	418,960
Ford Motor Credit Co. LLC
5.00%, 05/15/18Δ	225,000	233,904
2.94%, 01/08/19	600,000	607,142
2.46%, 03/27/20Δ	800,000	790,336
5.75%, 02/01/21Δ	200,000	219,517
3.34%, 03/18/21Δ	250,000	251,980
5.88%, 08/02/21Δ	875,000	967,298
Freeport-McMoRan, Inc.
6.50%, 11/15/20 144A	46,000	47,495
4.00%, 11/14/21Δ	260,000	254,800
6.88%, 02/15/23 144A	12,000	12,660
5.45%, 03/15/43	120,000	99,902
General Electric Co.
8.50%, 04/06/18(M)	2,000,000	97,789
6.00%, 08/07/19	301,000	332,685

	Par	Value
4.38%, 09/16/20	$198,000	$212,930
5.30%, 02/11/21	104,000	115,406
4.65%, 10/17/21Δ	140,000	153,671
3.15%, 09/07/22	230,000	235,081
5.88%, 01/14/38	72,000	90,792
6.88%, 01/10/39	400,000	565,080
4.50%, 03/11/44	100,000	107,606
General Motors Co.
6.25%, 10/02/43	110,000	122,017
General Motors Financial Co., Inc.
3.25%, 05/15/18Δ	280,000	283,763
3.50%, 07/10/19	625,000	636,791
2.27%, 10/04/19†	500,000	502,406
3.20%, 07/13/20Δ	1,000,000	1,003,819
4.38%, 09/25/21	400,000	415,367
3.45%, 04/10/22	40,000	39,605
4.25%, 05/15/23	40,000	40,581
Georgia-Pacific LLC
8.88%, 05/15/31	70,000	103,958
Gilead Sciences, Inc.
3.70%, 04/01/24	210,000	215,748
4.75%, 03/01/46	30,000	31,114
4.15%, 03/01/47	300,000	285,658
GlaxoSmithKline Capital, Inc.
5.65%, 05/15/18	380,000	400,603
Glencore Funding LLC
4.63%, 04/29/24 144A	200,000	205,250
Goldman Sachs Capital II
4.00%, 12/29/49†Δ	3,000	2,456
Goldman Sachs Group, Inc.
5.95%, 01/18/18	1,000,000	1,042,006
2.01%, 11/15/18†	3,800,000	3,837,176
5.38%, 03/15/20	200,000	217,157
6.00%, 06/15/20	540,000	599,298
5.25%, 07/27/21	560,000	614,381
3.85%, 07/08/24	150,000	153,360
4.25%, 10/21/25Δ	620,000	630,972
3.50%, 11/16/26	250,000	244,750
6.45%, 05/01/36	20,000	23,905
6.75%, 10/01/37	110,000	136,245
6.25%, 02/01/41	750,000	932,842
5.15%, 05/22/45	330,000	348,368
4.75%, 10/21/45	530,000	561,712
Goodyear Tire & Rubber Co.
5.13%, 11/15/23Δ	100,000	103,500
5.00%, 05/31/26	140,000	139,712
Halliburton Co.
3.80%, 11/15/25Δ	445,000	452,901
4.85%, 11/15/35Δ	30,000	31,736
5.00%, 11/15/45	60,000	64,959
Harris Corporation
5.05%, 04/27/45	110,000	116,583
HCA, Inc.
7.69%, 06/15/25	250,000	273,125
HCP, Inc. REIT
2.63%, 02/01/20Δ	300,000	300,604
HD Supply, Inc.
5.25%, 12/15/21 144A	200,000	211,750
Hewlett Packard Enterprise Co.
4.90%, 10/15/25 144AΔ	425,000	438,005
Hilton Worldwide Finance LLC
5.63%, 10/15/21Δ	220,000	227,275

96	See Notes to Financial Statements.

	Par	Value
HSBC USA, Inc.
1.65%, 08/07/18†	$1,700,000	$1,698,983
Humana, Inc.
7.20%, 06/15/18	480,000	516,147
3.15%, 12/01/22	70,000	70,041
4.63%, 12/01/42	60,000	57,777
Hyundai Capital America
2.13%, 10/02/17 144A	80,000	80,166
ILFC E-Capital Trust II
4.92%, 12/21/65 144A†	280,000	247,800
Intel Corporation
3.70%, 07/29/25Δ	805,000	849,991
4.90%, 07/29/45	70,000	78,495
International Lease Finance Corporation
8.88%, 09/01/17	100,000	104,625
7.13%, 09/01/18 144A	1,975,000	2,133,000
8.63%, 01/15/22	420,000	505,575
International Paper & Co.
3.00%, 02/15/27Δ	900,000	850,920
John Deere Capital Corporation
2.25%, 04/17/19	160,000	161,776
1.70%, 01/15/20	80,000	79,117
JPMorgan Chase & Co.
1.43%, 04/25/18†	2,200,000	2,206,626
2.25%, 01/23/20Δ	1,700,000	1,696,743
4.40%, 07/22/20Δ	980,000	1,041,482
2.55%, 03/01/21	300,000	299,233
2.40%, 06/07/21Δ	1,100,000	1,090,577
4.35%, 08/15/21Δ	70,000	74,933
2.97%, 01/15/23Δ	475,000	473,799
3.88%, 09/10/24	860,000	871,618
2.95%, 10/01/26Δ	700,000	668,980
4.25%, 10/01/27Δ	90,000	92,668
4.95%, 06/01/45	400,000	427,523
5.30%, 12/29/49†Δ	1,450,000	1,483,437
Kerr-McGee Corporation
6.95%, 07/01/24	290,000	342,652
7.88%, 09/15/31	280,000	359,392
Kilroy Realty LP REIT
3.80%, 01/15/23Δ	400,000	403,343
Kimberly-Clark Corporation
3.70%, 06/01/43Δ	200,000	190,659
Kinder Morgan Energy Partners LP
6.00%, 02/01/17	500,000	501,524
9.00%, 02/01/19	700,000	788,615
3.95%, 09/01/22	520,000	534,533
3.50%, 09/01/23	30,000	29,676
4.15%, 02/01/24Δ	50,000	50,757
Kinder Morgan, Inc.
3.05%, 12/01/19Δ	575,000	583,647
5.63%, 11/15/23 144A	900,000	989,223
4.30%, 06/01/25Δ	100,000	103,133
KKR Group Finance Co. II LLC
5.50%, 02/01/43 144A	30,000	30,174
Kraft Heinz Foods Co.
5.38%, 02/10/20	223,000	241,706
2.80%, 07/02/20Δ	250,000	252,580
3.50%, 06/06/22	320,000	325,830
3.95%, 07/15/25	460,000	466,814
5.00%, 07/15/35	150,000	157,836
5.20%, 07/15/45	60,000	63,045

	Par	Value
4.38%, 06/01/46	$450,000	$425,143
Kroger Co.
6.15%, 01/15/20	360,000	398,807
L Brands, Inc.
5.63%, 10/15/23Δ	60,000	64,950
Laredo Petroleum, Inc.
6.25%, 03/15/23Δ	100,000	104,000
Lehman Escrow Bonds
0.00%, 01/18/12Ω#	200,000	11,750
0.00%, 01/24/13Ω#	2,300,000	136,275
0.00%, 07/19/17+Ω#	150,000	—
0.00%, 12/28/17+Ω#	3,340,000	—
0.00%, 11/30/49+Ω#	2,330,000	—
Lockheed Martin Corporation
3.10%, 01/15/23	1,040,000	1,052,772
3.55%, 01/15/26	310,000	317,326
4.50%, 05/15/36Δ	50,000	53,330
McDonald’s Corporation
3.70%, 01/30/26	240,000	244,801
Medtronic, Inc.
2.50%, 03/15/20Δ	125,000	126,457
3.15%, 03/15/22	300,000	307,487
3.50%, 03/15/25	30,000	30,924
4.63%, 03/15/45	250,000	271,012
MetLife Capital Trust IV
7.88%, 12/15/37 144A	300,000	363,150
MetLife, Inc.
4.75%, 02/08/21	270,000	293,778
6.40%, 12/15/36	50,000	54,125
4.05%, 03/01/45Δ	25,000	24,033
Microsoft Corporation
3.13%, 11/03/25	450,000	455,537
2.40%, 08/08/26	760,000	718,882
3.45%, 08/08/36	10,000	9,524
Moody’s Corporation
4.50%, 09/01/22	800,000	858,469
Morgan Stanley
4.75%, 03/22/17	60,000	60,455
6.63%, 04/01/18	700,000	740,492
5.50%, 07/24/20	250,000	274,024
2.28%, 04/21/21†	100,000	102,160
2.28%, 10/24/23†	225,000	227,684
3.88%, 04/29/24Δ	275,000	282,480
3.70%, 10/23/24	450,000	456,128
5.55%, 12/29/49†Δ	375,000	379,688
MPLX LP
4.88%, 12/01/24 144A	230,000	237,207
4.88%, 06/01/25	240,000	247,169
National Retail Properties, Inc. REIT
3.60%, 12/15/26	250,000	246,788
Navient Corporation
8.45%, 06/15/18	300,000	324,000
NBCUniversal Media LLC
2.88%, 01/15/23Δ	750,000	748,857
NCUA Guaranteed Notes
3.00%, 06/12/19	300,000	310,212
Netflix, Inc.
5.50%, 02/15/22	100,000	108,250
Newell Brands, Inc.
3.15%, 04/01/21	110,000	112,055
3.85%, 04/01/23	200,000	207,742
4.20%, 04/01/26	150,000	156,743

See Notes to Financial Statements.	97

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Noble Energy, Inc.
4.15%, 12/15/21Δ	$620,000	$645,912
Northwestern Mutual Life Insurance Co.
6.06%, 03/30/40 144A	300,000	370,166
NVIDIA Corporation
2.20%, 09/16/21Δ	200,000	195,437
3.20%, 09/16/26Δ	300,000	289,032
Occidental Petroleum Corporation
3.13%, 02/15/22	100,000	102,279
2.70%, 02/15/23	20,000	19,823
3.40%, 04/15/26	575,000	580,010
3.00%, 02/15/27	150,000	145,324
4.63%, 06/15/45	130,000	135,588
4.40%, 04/15/46	60,000	61,208
4.10%, 02/15/47	210,000	205,072
Oracle Corporation
1.20%, 10/15/17	470,000	470,166
2.50%, 05/15/22Δ	375,000	372,674
Pacific Gas & Electric Co.
8.25%, 10/15/18	130,000	144,378
6.05%, 03/01/34Δ	570,000	715,372
5.80%, 03/01/37	210,000	257,008
Penske Truck Leasing Co. LP
3.05%, 01/09/20 144A	575,000	581,690
PetSmart, Inc.
7.13%, 03/15/23 144AΔ	30,000	30,675
Phillips 66 Partners LP
3.55%, 10/01/26Δ	175,000	169,705
Pioneer Natural Resources Co.
3.45%, 01/15/21Δ	275,000	281,277
3.95%, 07/15/22Δ	75,000	77,907
Plains All American Pipeline LP
3.65%, 06/01/22	200,000	201,338
4.50%, 12/15/26Δ	450,000	457,393
PNC Preferred Funding Trust I
2.61%, 03/29/49 144A†	100,000	97,125
PNC Preferred Funding Trust II
2.19%, 03/29/49 144A†	500,000	483,750
Priceline Group, Inc.
3.60%, 06/01/26Δ	425,000	421,158
Pride International, Inc.
6.88%, 08/15/20Δ	50,000	53,625
Principal Life Global Funding II
2.38%, 09/11/19 144A	2,900,000	2,912,734
Private Export Funding Corporation
5.45%, 09/15/17	1,600,000	1,648,357
Progress Energy, Inc.
7.75%, 03/01/31	350,000	482,731
Puget Sound Energy, Inc.
6.97%, 06/01/67†	275,000	234,438
Quicken Loans, Inc.
5.75%, 05/01/25 144A	110,000	107,525
Range Resources Corporation
5.00%, 03/15/23 144AΔ	410,000	406,925
4.88%, 05/15/25	10,000	9,738
Raytheon Co.
3.13%, 10/15/20	200,000	206,589
Regency Energy Partners LP
5.88%, 03/01/22	100,000	110,124
4.50%, 11/01/23	310,000	315,010

	Par	Value
Reliance Standard Life Global Funding II
2.50%, 01/15/20 144A	$475,000	$472,324
Rensselaer Polytechnic Institute
5.60%, 09/01/20	675,000	738,135
Reynolds Group Issuer, Inc.
5.13%, 07/15/23 144AΔ	360,000	368,100
Roper Technologies, Inc.
2.05%, 10/01/18Δ	375,000	376,435
3.00%, 12/15/20	250,000	253,481
3.80%, 12/15/26Δ	400,000	403,896
Sally Holdings LLC
5.63%, 12/01/25Δ	250,000	261,250
Santander Bank NA
2.00%, 01/12/18	450,000	449,925
Santander Holdings USA, Inc.
2.70%, 05/24/19	700,000	699,869
Schlumberger Holdings Corporation
3.00%, 12/21/20 144A	250,000	255,428
4.00%, 12/21/25 144A	190,000	199,338
Select Income REIT
2.85%, 02/01/18Δ	75,000	75,339
3.60%, 02/01/20Δ	125,000	125,327
SESI LLC
7.13%, 12/15/21Δ	20,000	20,450
SM Energy Co.
5.00%, 01/15/24	40,000	37,900
Southern Co.
2.35%, 07/01/21Δ	450,000	442,824
Southern Copper Corporation
5.25%, 11/08/42	760,000	700,075
Southern Natural Gas Co. LLC
8.00%, 03/01/32	400,000	502,004
Spectrum Brands, Inc.
5.75%, 07/15/25	110,000	114,675
Spirit Airlines Class A Pass-Through Trust Series 2015-1
4.10%, 04/01/28	1,449,079	1,480,162
Sprint Communications, Inc.
9.00%, 11/15/18 144A	80,000	88,400
Sprint Corporation
7.25%, 09/15/21	30,000	31,950
7.63%, 02/15/25Δ	700,000	737,625
State Street Corporation
4.96%, 03/15/18	480,000	496,042
Stryker Corporation
2.63%, 03/15/21Δ	125,000	125,604
Sunoco Logistics Partners Operations LP
4.25%, 04/01/24Δ	100,000	100,924
Synchrony Financial
2.60%, 01/15/19Δ	300,000	301,660
3.00%, 08/15/19	375,000	380,090
2.70%, 02/03/20Δ	200,000	199,553
Taylor Morrison Communities, Inc.
5.63%, 03/01/24 144A	150,000	152,250
Teachers Insurance & Annuity Association of America
6.85%, 12/16/39 144A	540,000	702,131
4.90%, 09/15/44 144AΔ	435,000	471,666
Tenet Healthcare Corporation
8.13%, 04/01/22	50,000	47,425

98	See Notes to Financial Statements.

	Par	Value
6.75%, 06/15/23Δ	$30,000	$26,550
Tennessee Gas Pipeline Co. LLC
7.50%, 04/01/17	250,000	253,234
Thermo Fisher Scientific, Inc
3.60%, 08/15/21Δ	160,000	165,528
3.00%, 04/15/23	325,000	319,885
3.65%, 12/15/25Δ	200,000	201,020
Time Warner Cable LLC
5.00%, 02/01/20	100,000	106,209
4.13%, 02/15/21	400,000	413,905
7.30%, 07/01/38	210,000	259,096
5.88%, 11/15/40	210,000	224,682
Time Warner, Inc.
4.70%, 01/15/21Δ	10,000	10,699
6.10%, 07/15/40	140,000	160,341
6.25%, 03/29/41	40,000	46,827
Time Warner Entertainment Co. LP
8.38%, 07/15/33	390,000	512,249
TJX Cos, Inc.
2.25%, 09/15/26Δ	60,000	55,330
Toyota Motor Credit Corporation
1.25%, 10/05/17	520,000	519,989
Transcontinental Gas Pipe Line Co. LLC
7.85%, 02/01/26 144A	350,000	442,074
Tyson Foods, Inc.
5.15%, 08/15/44	60,000	62,443
United Airlines Class A Pass-Through Trust Series 2016-2
3.10%, 10/07/28	800,000	755,520
United Airlines Class AA Pass-Through Trust Series 2016-2
2.88%, 10/07/28	800,000	754,000
United Airlines Pass-Through Trust Series 2009-2A
9.75%, 01/15/17	39,755	39,932
United Rentals North America, Inc.
5.50%, 07/15/25Δ	180,000	184,275
United Technologies Corporation
4.50%, 06/01/42	120,000	128,746
UnitedHealth Group, Inc.
1.63%, 03/15/19	170,000	169,402
3.75%, 07/15/25	270,000	279,819
4.63%, 07/15/35	225,000	245,725
4.75%, 07/15/45Δ	200,000	220,859
Univision Communications, Inc.
5.13%, 02/15/25 144A	150,000	144,000
VEREIT Operating Partnership LP REIT
3.00%, 02/06/19Δ	500,000	500,000
4.13%, 06/01/21Δ	200,000	204,000
4.88%, 06/01/26Δ	100,000	101,660
Verizon Communications, Inc.
2.71%, 09/14/18†	400,000	409,030
4.50%, 09/15/20	975,000	1,044,251
1.75%, 08/15/21Δ	1,000,000	960,353

	Par	Value
5.15%, 09/15/23	$645,000	$714,223
4.15%, 03/15/24	750,000	784,918
2.63%, 08/15/26Δ	1,075,000	991,662
6.40%, 09/15/33	139,000	168,161
6.55%, 09/15/43	599,000	750,761
4.86%, 08/21/46	20,000	20,346
4.67%, 03/15/55	147,000	138,642
Visa, Inc.
3.15%, 12/14/25	600,000	603,315
4.30%, 12/14/45	360,000	380,937
Voya Financial, Inc.
2.90%, 02/15/18	46,000	46,582
5.70%, 07/15/43	500,000	547,414
Wachovia Capital Trust III
5.57%, 03/29/49†	560,000	550,228
Walgreens Boots Alliance, Inc.
2.70%, 11/18/19	100,000	101,394
2.60%, 06/01/21	200,000	198,950
3.45%, 06/01/26	225,000	221,300
Waste Management, Inc.
3.50%, 05/15/24	140,000	144,572
7.38%, 05/15/29	140,000	183,181
WEA Finance LLC REIT
3.75%, 09/17/24 144A	400,000	405,105
Wells Fargo & Co.
2.60%, 07/22/20Δ	800,000	805,030
4.60%, 04/01/21	70,000	75,261
3.45%, 02/13/23	200,000	200,884
2.12%, 10/31/23†	600,000	607,903
4.48%, 01/16/24Δ	2,196,000	2,313,734
4.10%, 06/03/26	440,000	446,323
3.00%, 10/23/26	2,170,000	2,069,299
4.30%, 07/22/27	860,000	885,697
5.38%, 11/02/43	190,000	210,158
4.65%, 11/04/44	130,000	128,247
4.90%, 11/17/45	370,000	380,923
4.40%, 06/14/46	70,000	67,156
4.75%, 12/07/46	260,000	264,497
5.88%, 12/29/49†Δ	600,000	630,690
Wells Fargo Capital X
5.95%, 12/15/36	140,000	146,300
Welltower, Inc. REIT
4.25%, 04/01/26	900,000	934,669
West Corporation
4.75%, 07/15/21 144A	60,000	61,500
5.38%, 07/15/22 144A	250,000	242,500
Western Gas Partners LP
3.95%, 06/01/25Δ	225,000	222,254
Westlake Chemical Corporation
4.63%, 02/15/21 144A	150,000	155,625
4.88%, 05/15/23 144AΔ	90,000	93,600
3.60%, 08/15/26 144AΔ	200,000	192,752
WestRock RKT Co.
3.50%, 03/01/20Δ	150,000	153,901
4.00%, 03/01/23	30,000	31,020
Whiting Petroleum Corporation
5.00%, 03/15/19	60,000	60,535
5.75%, 03/15/21Δ	10,000	10,008
6.25%, 04/01/23	230,000	231,150
Williams Cos., Inc.
7.50%, 01/15/31	10,000	11,325
7.75%, 06/15/31	25,000	28,625
8.75%, 03/15/32	451,000	546,838
5.75%, 06/24/44Δ	70,000	68,250

See Notes to Financial Statements.	99

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Williams Partners LP
4.00%, 11/15/21Δ	$600,000	$616,447
3.60%, 03/15/22Δ	655,000	659,218
4.88%, 05/15/23	60,000	61,174
3.90%, 01/15/25	350,000	343,850
5.10%, 09/15/45	105,000	100,163
Wm. Wrigley Jr. Co.
2.40%, 10/21/18 144A	60,000	60,562
2.90%, 10/21/19 144A	230,000	234,168
WPX Energy, Inc.
6.00%, 01/15/22Δ	40,000	41,200
ZF North America Capital, Inc.
4.50%, 04/29/22 144A	440,000	455,400

Total Corporate Bonds (Cost $191,987,353)		195,501,693

FOREIGN BONDS — 12.6%
Argentina — 0.1%
Argentine Republic Government Inter- national Bond
7.13%, 07/06/36 144A	720,000	686,700

Australia — 0.4%
BHP Billiton Finance (USA), Ltd.
3.25%, 11/21/21	880,000	907,258
2.88%, 02/24/22	40,000	40,352
5.00%, 09/30/43	220,000	246,298
6.75%, 10/19/75 144A†	660,000	742,500
CNOOC Finance 2015 Australia Proprietary, Ltd.
2.63%, 05/05/20	1,300,000	1,296,825
Commonwealth Bank of Australia
5.00%, 10/15/19 144A	50,000	53,737
FMG Resources August 2006 Proprietary, Ltd.
9.75%, 03/01/22 144A	180,000	209,713
Macquarie Bank, Ltd.
6.63%, 04/07/21 144AΔ	275,000	309,438
Rio Tinto Finance USA, Ltd.
3.75%, 09/20/21	10,000	10,513
Westpac Banking Corporation
4.28%, 11/23/31Ω†Δ	350,000	351,816

		4,168,450

Austria — 0.0%
Sappi Papier Holding GmbH
7.75%, 07/15/17 144A	225,000	228,375

Belgium — 0.0%
KBC Bank NV
8.00%, 01/25/23†	400,000	423,000

Bermuda — 0.1%
Arch Capital Group, Ltd.
7.35%, 05/01/34	175,000	228,606
Digicel, Ltd.
6.75%, 03/01/23 144AΔ	300,000	271,989
NCL Corporation, Ltd.
4.63%, 11/15/20 144A	180,000	184,050
4.75%, 12/15/21 144A	50,000	50,094

		734,739

	Par	Value
Brazil — 0.5%
Brazil Notas do Tesouro Nacional Serie F
10.00%, 01/01/17(B)	$3,249,000	$998,249
0.00%, 01/01/21(B)Ω	5,800,000	1,720,609
0.00%, 01/01/23(B)Ω	3,079,000	892,418
Brazilian Government International Bond
5.63%, 01/07/41	750,000	671,025
5.63%, 02/21/47Δ	600,000	528,000

		4,810,301

Canada — 0.2%
Bank of Nova Scotia
1.88%, 04/26/21	1,600,000	1,561,894
Barrick Gold Corporation
4.10%, 05/01/23	73,000	74,990
Enbridge, Inc.
3.50%, 06/10/24Δ	150,000	146,324
Glencore Finance Canada, Ltd.
2.70%, 10/25/17 144A	530,000	534,161
Potash Corporation of Saskatchewan, Inc.
4.88%, 03/30/20Δ	110,000	117,034
Teck Resources, Ltd.
8.00%, 06/01/21 144AΔ	150,000	165,375

		2,599,778

Cayman Islands — 0.1%
Shelf Drilling Holdings, Ltd.
8.63%, 11/01/18 144A	20,000	16,900
Vale Overseas, Ltd.
6.88%, 11/21/36	591,000	585,090

		601,990

Chile — 0.2%
Celulosa Arauco y Constitucion SA
4.75%, 01/11/22Δ	240,000	250,238
Chile Government International Bond
3.63%, 10/30/42	160,000	149,664
Corporation Nacional del Cobre de Chile
4.50%, 09/16/25 144A	400,000	407,078
Latam Airlines Class A Pass-Through Trust Series 2015-1
4.20%, 11/15/27	856,818	848,249

		1,655,229

China — 0.1%
China Government Bond
3.38%, 11/21/24(Y)	2,500,000	349,540
3.39%, 05/21/25(Y)	2,000,000	279,401
3.31%, 11/30/25(Y)	6,000,000	831,517

		1,460,458

Colombia — 0.1%
Colombia Government International Bond
5.63%, 02/26/44Δ	700,000	724,500
Ecopetrol SA
5.88%, 05/28/45	720,000	625,680

		1,350,180

100	See Notes to Financial Statements.

	Par	Value
Denmark — 0.5%
Realkredit Danmark A/S
1.00%, 04/01/17(D)	$36,400,000	$5,172,408
1.00%, 04/01/18(D)	1,400,000	201,497
2.00%, 04/01/18(D)	1,400,000	203,937

		5,577,842

Dominican Republic — 0.1%
Dominican Republic International Bond
10.38%, 03/04/22+(V)	800,000	17,421
14.50%, 02/10/23(V)	1,300,000	32,600
6.88%, 01/29/26 144A	180,000	187,573
11.38%, 07/06/29+(V)	700,000	15,636
7.45%, 04/30/44 144A	320,000	324,800

		578,030

France — 0.8%
BNP Paribas SA
2.38%, 09/14/17	270,000	271,831
BPCE SA
4.63%, 07/11/24 144A	400,000	395,848
4.50%, 03/15/25 144A	1,300,000	1,268,695
Credit Agricole SA
8.38%, 10/29/49 144A†	510,000	562,030
7.88%, 12/29/49 144A†	900,000	912,460
Danone SA
2.08%, 11/02/21 144A	300,000	291,661
2.59%, 11/02/23 144AΔ	650,000	627,286
2.95%, 11/02/26 144A	620,000	592,902
SFR Group SA
6.25%, 05/15/24 144A	530,000	534,637
Societe Generale SA
4.25%, 04/14/25 144A	1,400,000	1,360,478
Unibail-Rodamco SE REIT
1.65%, 04/16/19†	1,600,000	1,593,760

		8,411,588

Germany — 0.4%
Deutsche Bank AG
2.50%, 02/13/19Δ	100,000	99,249
2.85%, 05/10/19Δ	1,600,000	1,594,104
4.25%, 10/14/21 144A	850,000	854,192
KFW
1.13%, 08/06/18	1,800,000	1,793,311

		4,340,856

Greece — 0.1%
Hellenic Railways Organization SA
4.03%, 03/17/17(E)	700,000	731,331
5.01%, 12/27/17(E)	100,000	103,029

		834,360

Guernsey — 0.2%
Credit Suisse Group Funding Guernsey, Ltd.
3.45%, 04/16/21	800,000	805,846
4.55%, 04/17/26	890,000	926,080
4.88%, 05/15/45	350,000	360,658

		2,092,584

India — 0.0%
Bharti Airtel, Ltd.
4.38%, 06/10/25 144AΔ	530,000	523,594

	Par	Value
Indonesia — 0.2%
Indonesia Government International Bond
4.88%, 05/05/21	$570,000	$604,833
3.70%, 01/08/22 144A	200,000	200,949
5.38%, 10/17/23	200,000	217,177
4.75%, 01/08/26 144A	250,000	258,696
4.35%, 01/08/27 144A	210,000	210,971
7.75%, 01/17/38	100,000	128,788

		1,621,414

Ireland — 0.4%
GE Capital International Funding Co.
2.34%, 11/15/20 144A	1,723,000	1,723,128
3.37%, 11/15/25 144A	597,000	607,591
4.42%, 11/15/35	229,000	240,435
Shire Acquisitions Investments Ireland DAC
1.90%, 09/23/19	1,500,000	1,481,956

		4,053,110

Israel — 0.2%
Israel Government AID Bond
5.50%, 09/18/23	1,200,000	1,421,509
5.50%, 12/04/23	200,000	238,137
5.50%, 04/26/24	500,000	599,929

		2,259,575

Italy — 0.2%
Intesa Sanpaolo SpA
2.38%, 01/13/17	1,075,000	1,075,155
3.88%, 01/16/18	600,000	608,128
5.02%, 06/26/24 144AΔ	975,000	902,450

		2,585,733

Japan — 1.3%
Dai-ichi Life Insurance Co., Ltd.
4.00%, 12/29/49 144A†Δ	375,000	349,688
Development Bank of Japan, Inc.
1.63%, 09/01/21 144A	1,300,000	1,251,550
Japan Finance Organization for Municipalities
2.13%, 10/25/23 144A	2,200,000	2,094,794
Japan Government Two Year Bond
0.10%, 12/15/18(J)	970,000,000	8,347,336
Mitsubishi UFJ Financial Group, Inc.
2.95%, 03/01/21	250,000	251,816
3.85%, 03/01/26	200,000	205,686
Mizuho Financial Group, Inc.
2.63%, 04/12/21 144A	500,000	495,066
Sumitomo Mitsui Financial Group, Inc.
4.44%, 04/02/24 144A	350,000	365,859

		13,361,795

Jersey — 0.2%
UBM PLC
5.75%, 11/03/20 144A	230,000	242,007
UBS Group Funding Jersey, Ltd.
3.00%, 04/15/21 144A	1,500,000	1,502,288

See Notes to Financial Statements.	101

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
2.42%, 02/01/22 144A†	$500,000	$508,447

		2,252,742

Jordan — 0.1%
Hashemite Kingdom of Jordan Government AID Bond
2.50%, 10/30/20	1,200,000	1,232,000

Luxembourg — 0.0%
Altice Financing SA
6.63%, 02/15/23 144A	200,000	206,000
ArcelorMittal
7.25%, 02/25/22Δ	50,000	56,625
8.00%, 10/15/39	70,000	77,164

		339,789

Mexico — 1.9%
America Movil SAB de CV
5.63%, 11/15/17	370,000	382,355
6.00%, 06/09/19(M)	3,030,000	139,555
5.00%, 03/30/20	240,000	257,030
Mexican Bonos
6.50%, 06/10/21(M)	1,625,000	76,512
8.00%, 12/07/23(M)	1,761,600	88,264
10.00%, 12/05/24(M)	25,130,000	1,404,830
7.50%, 06/03/27(M)	174,600	8,397
8.50%, 05/31/29(M)	850,600	43,728
8.50%, 11/18/38(M)	24,510,000	1,259,073
7.75%, 11/13/42(M)	34,565,200	1,645,985
Mexico Cetes
0.00%, 02/02/17(M)Ω	351,352,000	1,685,738
0.00%, 02/16/17(M)Ω	310,955,900	1,488,608
0.00%, 02/23/17(M)Ω	316,745,100	1,514,626
0.00%, 03/02/17(M)Ω	323,836,300	1,546,817
0.00%, 03/16/17(M)Ω	371,865,300	1,771,583
0.00%, 03/30/17(M)Ω	279,130,600	1,326,761
0.00%, 06/08/17(M)Ω	515,217,800	2,418,458
Mexico Government International Bond
4.75%, 03/08/44	440,000	401,192
5.55%, 01/21/45Δ	850,000	872,313
Petroleos Mexicanos
5.50%, 02/04/19 144A	50,000	51,920
6.38%, 02/04/21	11,000	11,743
5.13%, 03/15/23(E)	110,000	125,451
6.88%, 08/04/26 144A	200,000	211,500
6.63%, 06/15/35	159,000	157,410
5.50%, 06/27/44	170,000	142,324
6.38%, 01/23/45Δ	580,000	530,700
Trust F/1401 REIT
5.25%, 12/15/24 144A	200,000	196,750

		19,759,623

Morocco & Antilles — 0.0%
OCP SA
4.50%, 10/22/25 144A	450,000	431,466

Netherlands — 0.8%
ABN AMRO Bank NV
4.75%, 07/28/25 144A	200,000	203,112
Alcoa Nederland Holding BV
7.00%, 09/30/26 144AΔ	200,000	219,500
Cooperatieve Rabobank UA
4.63%, 12/01/23Δ	400,000	421,458
4.38%, 08/04/25	670,000	688,732
11.00%, 12/29/49 144A†	487,000	574,197

	Par	Value
Equate Petrochemical BV
4.25%, 11/03/26 144A	$260,000	$248,960
Fiat Chrysler Automobiles NV
4.50%, 04/15/20Δ	200,000	204,500
ING Bank NV
5.80%, 09/25/23 144A	340,000	374,112
4.13%, 11/21/23†	600,000	608,295
Majapahit Holding BV
7.75%, 01/20/20	240,000	270,000
NXP BV
4.63%, 06/01/23 144AΔ	800,000	842,000
Petrobras Global Finance BV
4.88%, 03/17/20	20,000	19,824
5.38%, 01/27/21Δ	1,230,000	1,206,015
8.38%, 05/23/21Δ	90,000	97,200
6.25%, 03/17/24	380,000	365,446
6.85%, 06/05/15	350,000	285,250
Royal Bank of Scotland NV
4.65%, 06/04/18Δ	130,000	132,204
Shell International Finance BV
4.38%, 03/25/20	320,000	341,997
2.88%, 05/10/26	410,000	396,867
4.13%, 05/11/35Δ	120,000	122,764
4.38%, 05/11/45	230,000	233,554
4.00%, 05/10/46	70,000	67,108

		7,923,095

Peru — 0.1%
Peruvian Government International Bond
6.55%, 03/14/37	160,000	201,680
5.63%, 11/18/50Δ	330,000	374,550

		576,230

Poland — 0.4%
Poland Government Bond
2.00%, 04/25/21(P)	690,000	159,678
3.25%, 07/25/25(P)	9,610,000	2,255,358
2.50%, 07/25/26(P)	2,060,000	448,094
Poland Government International Bond
4.00%, 01/22/24	980,000	1,004,626

		3,867,756

Russia — 0.3%
Russian Federal Bond - OFZ
7.00%, 08/16/23(Q)	12,100,000	186,110
7.75%, 09/16/26(Q)	9,710,000	151,761
8.15%, 02/03/27(Q)	43,040,000	701,432
7.05%, 01/19/28(Q)	106,530,000	1,594,097

		2,633,400

South Korea — 0.2%
Export-Import Bank of Korea
5.00%, 04/11/22	1,500,000	1,656,471

Spain — 0.1%
Telefonica Emisiones SA Unipersonal
6.22%, 07/03/17	20,000	20,451
5.88%, 07/15/19	70,000	75,914
5.46%, 02/16/21	900,000	981,974

		1,078,339

102	See Notes to Financial Statements.

	Par	Value
Supranational — 0.0%
Inter-American Development Bank
1.00%, 02/27/18	$400,000	$397,403

Sweden — 0.2%
Nordea Bank AB
4.88%, 05/13/21 144A	640,000	688,292
Stadshypotek AB
1.88%, 10/02/19 144A	900,000	895,732

		1,584,024

Switzerland — 0.2%
Credit Suisse AG
1.38%, 05/26/17	1,500,000	1,500,435
6.50%, 08/08/23 144A	225,000	239,922

		1,740,357

Turkey — 0.1%
Turkish Airlines Class A Pass-Through Trust Series 2015-1
4.20%, 03/15/27 144A	1,448,706	1,417,994

United Kingdom — 1.7%
Bank of Scotland PLC
5.25%, 02/21/17 144A	100,000	100,694
Barclays Bank PLC
1.75%, 09/08/17†	2,900,000	2,904,591
1.77%, 11/06/17†	300,000	300,280
6.05%, 12/04/17 144A	230,000	237,716
Barclays PLC
2.99%, 08/10/21†	1,600,000	1,640,619
6.50%, 12/29/49(E)†	800,000	819,605
BP Capital Markets PLC
3.56%, 11/01/21	30,000	31,337
3.22%, 11/28/23	370,000	374,034
3.51%, 03/17/25	390,000	394,147
3.12%, 05/04/26	70,000	68,449
Centrica PLC
4.25%, 09/12/44(U)	200,000	302,652
Ensco PLC
4.70%, 03/15/21Δ	130,000	125,700
GlaxoSmithKline Capital PLC
2.85%, 05/08/22	350,000	353,073
5.25%, 12/19/33(U)	100,000	172,558
Hammerson PLC REIT
3.50%, 10/27/25(U)Δ	100,000	132,053
HSBC Bank PLC
4.75%, 01/19/21 144A	200,000	214,455
HSBC Holdings PLC
3.40%, 03/08/21	610,000	620,657
2.50%, 01/05/22†	400,000	407,740
4.25%, 03/14/24	240,000	244,246
4.25%, 08/18/25Δ	420,000	424,602
4.30%, 03/08/26	220,000	228,370
6.50%, 09/15/37	1,000,000	1,243,519
6.00%, 12/29/49(E)†	800,000	873,008
6.38%, 12/29/49†	300,000	295,875
Lloyds Bank PLC
12.00%, 12/29/49 144A†	1,200,000	1,605,000
Lloyds Banking Group PLC
4.50%, 11/04/24Δ	240,000	244,637
Royal Bank of Scotland Group PLC
6.13%, 12/15/22	180,000	191,639

	Par	Value
6.00%, 12/19/23	$110,000	$114,419
5.13%, 05/28/24Δ	280,000	279,608
Santander UK PLC
5.00%, 11/07/23 144A	350,000	357,253
Severn Trent Utilities Finance PLC
6.25%, 06/07/29(U)	200,000	350,870
Standard Chartered PLC
5.70%, 03/26/44 144A	680,000	681,485
Virgin Media Finance PLC
6.38%, 04/15/23 144AΔ	200,000	208,750
6.00%, 10/15/24 144AΔ	600,000	620,250

		17,163,891

Virgin Islands (British) — 0.1%
Sinopec Group Overseas Development 2014, Ltd.
4.38%, 04/10/24 144AΔ	750,000	780,756

Total Foreign Bonds (Cost $133,348,225)		129,795,017

FOREIGN GOVERNMENT INFLATION-LINKED BOND — 0.1%
Brazil — 0.1%
Brazil Notas do Tesouro Nacional Serie B 6.00%, 08/15/50+(B) (Cost $750,476)	662,000	624,389

LOAN AGREEMENTS — 0.5%
Charter Communications Operating LLC Term I Loan
0.00%, 01/24/23 S	1,000,000	1,005,180
CHS/Community Health Systems, Inc. Term H Loan
4.00%, 01/27/21	315,094	304,592
First Data Corporation Term Loan
0.00%, 03/24/21 S	1,000,000	1,011,250
Michaels Stores, Inc. Term B-1 Loan
3.75%, 01/28/23	997,257	1,008,167
Petsmart, Inc. Term B Loan
4.00%, 03/10/22	997,468	999,962
Univision Communications, Inc. Term C-4 Loan
4.00%, 03/01/20	997,331	1,002,318

Total Loan Agreements (Cost $5,333,547)		5,331,469

MORTGAGE-BACKED SECURITIES — 37.2%
Alba PLC Series 2007-1
0.54%, 03/17/39(U)†	916,454	1,046,002
Alba PLC Series 2015-1
1.51%, 04/24/49(U)†	873,289	1,077,661
Alternative Loan Trust Series 2005-72
1.03%, 01/25/36†	347,619	286,551
Alternative Loan Trust Series 2006-OA11
0.95%, 09/25/46†	587,874	450,465

See Notes to Financial Statements.	103

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
American Home Mortgage Assets Trust Series 2006-5
1.49%, 11/25/46†	$898,944	$465,172
American Home Mortgage Investment Trust Series 2005-2
2.78%, 09/25/45†	952,949	940,940
Banc of America Commercial Mortgage Trust Series 2007-2
5.65%, 04/10/49†	75,000	75,215
Banc of America Funding Trust Series 2005-D
3.03%, 05/25/35†	1,093,528	1,115,914
Banc of America Mortgage Trust Series 2004-F
3.17%, 07/25/34†	77,472	78,616
Banc of America Re-REMIC Trust Series 2010-UB5
5.74%, 02/17/51 144A†	35,305	35,473
Bayview Commercial Asset Trust Series 2004-3
1.13%, 01/25/35 144A†	484,777	443,951
BBCCRE Trust Series 2015-GTP
3.97%, 08/10/33 144A	1,600,000	1,631,677
4.71%, 08/10/33 144A†	1,210,000	1,031,352
4.72%, 08/10/33 144A†	490,000	446,921
BBCMS Trust Series 2015-RRI
1.85%, 05/15/32 144A†	1,625,786	1,625,857
BBCMS Trust Series 2015-STP
3.32%, 09/10/28 144A	1,600,000	1,623,794
Bear Stearns Adjustable Rate Mortgage Trust Series 2002-11
2.75%, 02/25/33†	9,959	9,882
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-2
2.68%, 05/25/34†	35,833	32,952
Bear Stearns Adjustable Rate Mortgage Trust Series 2005-2
2.92%, 03/25/35†	363,017	364,765
Bear Stearns ALT-A Trust Series 2005-4
2.99%, 05/25/35†	272,858	267,725
Bear Stearns Commercial Mortgage Securities Trust Series 2007-PW18
5.60%, 06/11/50	740,634	760,582
Bear Stearns Structured Products, Inc. Trust Series 2007-R6
3.01%, 01/26/36†	767,887	601,647
Berica 8 Residential MBS S.r.l. Series 8
0.00%, 03/31/48(E)†	94,700	99,084

	Par	Value
Berica ABS S.r.l. Series 2011-1
0.00%, 12/31/55(E)†	$543,788	$571,401
Bluestone Securities PLC Series 2007-1
0.58%, 06/09/44(U)†	533,197	636,497
CD Commercial Mortgage Trust Series 2016-CD2
3.53%, 11/10/49†	380,000	390,697
Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2004-4A
0.99%, 10/25/35 144A†	226,573	200,147
CHL Mortgage Pass-Through Trust Series 2003-58
3.36%, 02/19/34†	427,480	426,222
CHL Mortgage Pass-Through Trust Series 2004-HYB5
3.04%, 04/20/35†	1,045,214	1,038,149
Citigroup Commercial Mortgage Trust Series 2008-C7
6.05%, 12/10/49†	557,607	569,042
Citigroup Commercial Mortgage Trust Series 2014-GC21
5.25%, 05/10/47 IOΩ†	1,212,697	82,077
Citigroup Commercial Mortgage Trust Series 2015-GC27
3.14%, 02/10/48	1,020,000	1,018,418
Citigroup Commercial Mortgage Trust Series 2015-GC29
3.11%, 04/10/48 144A	420,000	289,762
COMM Mortgage Trust Series 2007-C9
5.81%, 12/10/49†	1,079,109	1,093,303
COMM Mortgage Trust Series 2013-CR6
3.40%, 03/10/46 144A	390,000	389,867
COMM Mortgage Trust Series 2013-CR12
4.30%, 10/10/46	50,000	53,028
4.76%, 10/10/46†	40,000	43,005
5.08%, 10/10/46†	20,000	20,687
COMM Mortgage Trust Series 2013-CR13
4.39%, 12/10/23 IOΩ†	1,092,051	44,019
COMM Mortgage Trust Series 2014-277P
3.61%, 08/10/49 144A†	160,000	165,779
COMM Mortgage Trust Series 2014-CR19
4.72%, 08/10/47†	218,000	215,780
COMM Mortgage Trust Series 2015-DC1
4.04%, 02/10/48†	100,000	99,386
4.35%, 02/10/48†	80,000	75,662
COMM Mortgage Trust Series 2015-LC19
3.83%, 02/10/48†	100,000	101,717
4.26%, 02/10/48†	190,000	190,133

104	See Notes to Financial Statements.

	Par	Value
Commercial Mortgage Pass-Through Certificates Series 2012-CR3	$30,000	$30,370
2.82%, 10/15/45
Core Industrial Trust Series 2015-TEXW
3.85%, 02/10/34 144A†	460,000	416,829
Credit Suisse First Boston Mortgage Securities Corporation Series 2003-19
(3.00)%, 07/25/33 IOΩ	3,284	67
Credit Suisse First Boston Mortgage Securities Corporation Series 2003-AR18
(3.00)%, 07/25/33 IOΩ†	52,201	—
Credit Suisse First Boston Mortgage Securities Corporation Series 2003-AR20
(3.00)%, 08/25/33 IOΩ†	54,970	—
CSAIL Commercial Mortgage Trust Series 2015-C1
4.04%, 04/15/50†	60,000	61,806
CSMC Trust Series 2014-TIKI
1.60%, 09/15/38 144A†	300,000	293,911
CSMC Trust Series 2014-USA
4.37%, 09/15/37 144A	210,000	193,407
EQTY Mortgage Trust Series 2014-INNS
3.00%, 05/08/31 144A†	400,000	395,481
Fannie Mae Connecticut Avenue Securities Series 2016-C04
5.01%, 01/25/29†	200,000	207,366
Federal Home Loan Mortgage Corporation
8.50%, 06/01/18	162	163
4.50%, 09/01/18	1,304	1,338
8.00%, 08/01/24	1,165	1,282
4.00%, 10/01/25	259,501	272,979
5.50%, 02/01/27	41,902	46,416
7.50%, 11/01/29	4,513	5,355
7.50%, 12/01/29	4,923	5,864
7.50%, 02/01/31	4,657	4,845
2.73%, 07/01/31†	3,336	3,448
7.50%, 11/01/31	8,581	8,610
3.10%, 04/01/32†	2,097	2,192
3.50%, 08/01/33	1,187,382	1,239,849
5.00%, 08/01/33	6,299	6,924
5.00%, 09/01/33	1,218	1,338
5.00%, 10/01/33	3,789	4,131
3.01%, 03/01/34†	1,998	2,112
5.00%, 12/01/34	103,254	113,097
5.50%, 05/01/35	262,227	294,179
5.00%, 07/01/35	5,702	6,268
5.00%, 11/01/35	146,686	159,629
5.50%, 11/01/35	36,996	40,989
5.00%, 12/01/35	15,378	17,056
5.50%, 01/01/36	28,863	32,518
6.00%, 02/01/36	206,109	232,847
5.00%, 02/01/37	15,845	17,308

	Par	Value
5.50%, 07/01/37	$46,627	$52,340
5.50%, 04/01/38	11,138	12,421
7.00%, 02/01/39	147,859	169,212
7.00%, 03/01/39	27,982	30,047
5.50%, 04/01/39	259,367	290,116
4.50%, 06/01/39	124,760	134,509
6.50%, 09/01/39	50,854	57,934
5.50%, 08/01/40	238,803	266,012
4.00%, 02/01/41	82,846	87,341
5.00%, 06/01/41	3,785	4,127
3.50%, 01/01/42 TBA	2,200,000	2,252,674
3.50%, 10/01/42	151,892	156,475
4.00%, 10/01/42	69,976	74,141
3.50%, 11/01/42	309,389	318,746
3.50%, 12/01/42	79,055	81,446
3.50%, 01/01/43	477,957	492,399
3.50%, 02/01/43	348,769	359,306
3.50%, 03/01/43	835,214	860,382
3.50%, 04/01/43	739,634	762,166
4.00%, 04/01/43	162,400	172,161
3.50%, 05/01/43	562,042	578,653
4.00%, 05/01/43	76,256	81,086
4.00%, 06/01/43	80,111	85,164
4.00%, 07/01/43	293,305	311,487
4.00%, 08/01/43	169,503	179,704
3.00%, 12/01/43 TBA	2,000,000	1,985,949
4.50%, 12/01/43	1,091,048	1,194,122
3.50%, 02/01/44	82,968	85,471
4.50%, 02/01/44	827,199	905,412
4.50%, 03/01/44	264,925	289,997
3.50%, 03/01/45	894,362	921,352
3.50%, 06/01/45	514,589	529,153
3.50%, 10/01/45	405,465	416,759
3.50%, 02/01/46 TBA	2,000,000	2,044,796
3.50%, 03/01/46	1,861,340	1,913,201
3.50%, 05/01/46	386,384	396,928
Federal Home Loan Mortgage Corporation Reference REMIC Series R007
6.00%, 05/15/36	263,993	296,623
Federal Home Loan Mortgage Corporation REMIC Series 3325
1.20%, 06/15/37†	194,869	195,577
Federal Home Loan Mortgage Corporation REMIC Series 3621
1.55%, 01/15/40 IOΩ†	350,969	62,989
Federal Home Loan Mortgage Corporation REMIC Series 3947
4.04%, 10/15/41 IOΩ†	236,163	39,694
Federal Home Loan Mortgage Corporation REMIC Series 4076
4.41%, 07/15/42 IOΩ†	64,072	14,292
Federal Home Loan Mortgage Corporation REMIC Series 4092
6.58%, 09/15/31 IOΩ	511,900	51,154
Federal Home Loan Mortgage Corporation REMIC Series 4099
4.99%, 08/15/42 IOΩ†	310,604	61,081

See Notes to Financial Statements.	105

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Federal Home Loan Mortgage Corporation REMIC Series 4194
7.94%, 04/15/43 IOΩ	$1,180,882	$175,567
Federal Home Loan Mortgage Corporation REMIC Series 4210
3.00%, 05/15/43	327,078	312,742
Federal Home Loan Mortgage Corporation REMIC Series 4239
0.64%, 06/15/27 IOΩ	510,037	55,824
Federal Home Loan Mortgage Corporation REMIC Series 4298
1.89%, 04/15/43 IOΩ	422,002	67,987
Federal Home Loan Mortgage Corporation REMIC Series 4310
6.07%, 02/15/44 IOΩ†	157,949	27,004
Federal Home Loan Mortgage Corporation REMIC Series 4335
5.04%, 05/15/44 IOΩ†	162,244	29,758
Federal Home Loan Mortgage Corporation REMIC Series 4415
(1.00)%, 04/15/41 IOΩ†	324,617	19,566
Federal Housing Administration
7.43%, 10/01/18+	10,682	10,756
Federal National Mortgage Association
5.00%, 12/01/17	1,878	1,951
9.50%, 05/01/22	266	287
1.94%, 07/01/22†	3,096	3,163
5.50%, 09/01/23	49,805	53,077
5.50%, 10/01/23	10,901	11,610
9.50%, 07/01/24	542	583
2.81%, 04/01/25	50,000	49,704
5.50%, 05/01/25	141,460	145,850
3.00%, 01/01/26 TBA	400,000	410,469
1.85%, 07/01/27†	11,342	11,819
2.66%, 08/01/27†	22,463	23,620
1.85%, 11/01/27 CONV†	12,739	13,387
2.50%, 01/01/28 TBA	300,000	300,475
3.14%, 02/01/30†	81,161	83,036
3.00%, 06/01/30 CONV†	13,709	14,003
8.00%, 10/01/30	14,003	16,403
3.06%, 12/01/30 CONV†	4,857	4,958
1.85%, 01/01/31†	5,836	5,940
4.50%, 04/01/31	75,265	81,041
2.82%, 05/01/31†	12,308	12,388
4.50%, 05/01/31	265,584	285,915
4.50%, 06/01/31	80,237	86,400
4.50%, 11/01/31	116,753	125,767
6.00%, 11/01/31	2,209	2,521
4.50%, 12/01/31	177,040	190,717
6.00%, 01/01/32	59,527	67,391
6.00%, 03/01/32	10,252	11,634
6.00%, 04/01/32	136,886	155,156
1.85%, 06/01/32†	7,482	7,649
1.94%, 08/01/32†	7,624	7,876
6.00%, 08/01/32	1,318	1,507
2.88%, 02/01/33†	1,001	1,021
5.50%, 04/01/33	27,129	31,218

	Par	Value
1.94%, 05/01/33†	$27,179	$28,834
6.00%, 05/01/33	465	526
5.00%, 07/01/33	34,067	37,312
5.00%, 08/01/33	2,849	3,147
5.00%, 09/01/33	41,650	45,743
5.50%, 09/01/33	1,561	1,755
5.50%, 12/01/33	6,602	7,423
6.00%, 12/01/33	420	475
5.50%, 02/01/34	1,809	2,032
5.50%, 04/01/34	360	408
3.50%, 05/01/34	228,749	239,265
5.50%, 08/01/34	2,999	3,406
5.50%, 10/01/34	140	158
6.00%, 10/01/34	28,938	32,745
2.33%, 12/01/34†	59,204	62,843
5.50%, 12/01/34	13,303	14,930
6.00%, 05/01/35	757,176	860,654
5.50%, 07/01/35	180	204
6.00%, 07/01/35	139,751	159,165
5.50%, 08/01/35	310	352
6.00%, 08/01/35	42	48
5.50%, 09/01/35	67,371	74,870
5.00%, 10/01/35	115,165	126,501
6.00%, 10/01/35	29,172	33,153
1.85%, 11/01/35†	5,091	5,310
2.44%, 11/01/35†	53,757	55,907
2.47%, 11/01/35†	50,389	52,695
2.49%, 11/01/35†	63,219	65,952
2.50%, 11/01/35†	54,882	57,095
2.54%, 11/01/35†	60,234	62,644
6.00%, 11/01/35	422,474	481,181
5.50%, 12/01/35	1,336	1,515
6.00%, 12/01/35	5,479	6,300
6.00%, 02/01/36	3,049	3,500
6.00%, 03/01/36	2,015	2,282
5.50%, 04/01/36	14,908	15,777
6.00%, 04/01/36	4,550	5,210
3.89%, 05/01/36†	60,771	63,916
5.50%, 11/01/36	97,294	108,814
6.00%, 01/01/37	458,076	518,235
5.50%, 02/01/37	147	165
6.00%, 02/01/37	382,366	433,453
5.50%, 03/01/37	5,981	6,694
6.00%, 03/01/37	22,830	25,989
5.50%, 04/01/37	353	396
5.50%, 05/01/37	47	52
5.50%, 06/01/37	143	160
6.00%, 07/01/37	723,318	820,720
5.50%, 08/01/37	280,640	314,393
6.00%, 08/01/37	51,484	58,287
6.00%, 09/01/37	120,629	136,593
6.50%, 10/01/37	54,874	62,083
7.00%, 10/01/37	4,141	4,531
7.00%, 11/01/37	8,271	9,592
1.85%, 12/01/37†	40,052	41,560
6.00%, 12/01/37	287,677	325,610
7.00%, 12/01/37	4,336	5,007
1.85%, 01/01/38†	19,621	20,760
6.00%, 01/01/38	220,633	253,562
5.50%, 02/01/38	3,389	3,798
7.00%, 02/01/38	3,604	3,969
4.50%, 03/01/38	7,924	8,551
5.50%, 03/01/38	414	465
6.00%, 03/01/38	940	1,064

106	See Notes to Financial Statements.

	Par	Value
4.50%, 04/01/38	$107,429	$115,801
5.00%, 04/01/38	117,594	128,032
5.50%, 05/01/38	118	131
6.00%, 05/01/38	26,192	29,672
5.00%, 06/01/38	125,404	136,535
5.50%, 06/01/38	501	560
5.50%, 07/01/38	70,832	79,286
5.50%, 08/01/38	73,016	81,965
7.00%, 08/01/38	2,389	2,673
5.50%, 09/01/38	242	269
6.00%, 11/01/38	33,269	37,672
7.00%, 11/01/38	22,021	24,856
5.50%, 12/01/38	123	138
6.00%, 12/01/38	38,148	43,258
4.50%, 02/01/39 TBA	8,000,000	8,594,843
7.00%, 02/01/39	12,340	14,210
7.00%, 03/01/39	106,913	123,284
6.00%, 09/01/39	23,227	26,299
6.00%, 12/01/39	418,702	474,867
4.50%, 01/01/40 TBA	7,300,000	7,851,777
5.00%, 01/01/40 TBA	1,000,000	1,089,375
1.94%, 06/01/40†	40,825	42,342
1.94%, 10/01/40†	124,965	128,116
1.85%, 11/01/40†	15,375	16,071
3.50%, 01/01/41 TBA	5,200,000	5,329,594
4.00%, 01/01/41 TBA	8,100,000	8,515,600
4.00%, 02/01/41 TBA	4,500,000	4,724,561
4.50%, 04/01/41	129,677	140,029
6.00%, 05/01/41	815,261	923,449
4.50%, 08/01/41	96,048	103,788
4.50%, 11/01/41	377,911	407,595
3.50%, 02/01/42 TBA	53,300,000	54,546,098
4.00%, 06/01/42	70,700	74,388
3.50%, 09/01/42	72,143	74,406
2.50%, 10/01/42	490,878	469,585
4.00%, 10/01/42	284,871	302,172
2.50%, 11/01/42	27,662	26,459
4.00%, 11/01/42	2,389,534	2,533,478
2.50%, 12/01/42	21,962	21,006
3.00%, 12/01/42	22,584	22,554
4.00%, 12/01/42	181,446	191,436
2.50%, 01/01/43	19,445	18,599
3.00%, 01/01/43 TBA	8,800,000	8,742,041
3.00%, 01/01/43	404,159	402,180
3.50%, 01/01/43	2,165,851	2,231,252
2.50%, 02/01/43	20,929	20,011
3.00%, 02/01/43 TBA	15,100,000	14,977,839
2.50%, 03/01/43	1,739,668	1,663,400
3.00%, 03/01/43	247,854	247,749
2.50%, 04/01/43	1,457,270	1,393,679
3.00%, 04/01/43	372,330	372,202
3.50%, 04/01/43	113,599	117,067
4.00%, 04/01/43	70,489	74,728
2.50%, 05/01/43	33,624	32,162
3.00%, 05/01/43	241,156	241,088
2.50%, 06/01/43	33,993	32,515
3.00%, 06/01/43	71,866	71,846
4.00%, 06/01/43	698,002	739,253
3.00%, 07/01/43	638,504	638,322
3.50%, 07/01/43	1,194,163	1,230,748
4.00%, 07/01/43	712,820	754,685
2.50%, 08/01/43	885,695	846,124
3.50%, 08/01/43	312,961	322,576
4.00%, 08/01/43	241,773	256,481

	Par	Value
4.50%, 09/01/43	$819,454	$885,424
2.50%, 10/01/43	45,601	43,543
4.50%, 10/01/43	243,547	266,270
4.50%, 11/01/43	162,262	177,396
4.50%, 12/01/43	242,051	264,622
4.50%, 01/01/44	153,618	167,875
4.50%, 02/01/44	1,040,420	1,119,159
4.50%, 07/01/44	147,336	159,848
4.50%, 10/01/44	639,934	693,816
4.00%, 01/01/45	239,452	253,388
4.50%, 02/01/45	1,368,168	1,491,696
4.50%, 04/01/45	868,763	947,797
4.50%, 05/01/45	104,634	113,535
3.50%, 06/01/45	839,042	860,629
3.00%, 11/01/45	1,765,453	1,755,768
3.50%, 12/01/45	2,429,358	2,492,413
3.50%, 01/01/46	558,889	574,715
3.50%, 05/01/46	576,982	593,156
3.00%, 11/01/46	1,296,095	1,290,070
Federal National Mortgage Association ACES Series 2015-M13
2.71%, 06/25/25†	90,000	88,875
Federal National Mortgage Association ACES Series 2016-M11
2.37%, 07/25/26†	270,000	256,140
2.94%, 07/25/39	335,872	330,791
Federal National Mortgage Association Interest STRIP Series 409
8.09%, 04/25/27 IOΩ	412,123	35,721
(0.36)%, 11/25/39 IOΩ	69,333	14,016
(1.00)%, 11/25/41 IOΩ	233,862	45,107
1.67%, 11/25/41 IOΩ	293,435	63,650
5.01%, 04/25/42 IOΩ	553,349	101,910
Federal National Mortgage Association REMIC Series 1991-97
19.40%, 08/25/21 IOΩ	33	469
Federal National Mortgage Association REMIC Series 1991-137
7.28%, 10/25/21 IOΩ	49	686
Federal National Mortgage Association REMIC Series 2000-32
1.19%, 10/18/30†	11,789	11,830
Federal National Mortgage Association REMIC Series 2005-29
5.50%, 04/25/35	472,713	521,691
Federal National Mortgage Association REMIC Series 2007-24
12.63%, 03/25/37 IOΩ†	815,342	121,705
Federal National Mortgage Association REMIC Series 2011-52
5.00%, 06/25/41	489,664	537,607
Federal National Mortgage Association REMIC Series 2011-59
5.50%, 07/25/41	1,081,842	1,210,236

See Notes to Financial Statements.	107

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Federal National Mortgage Association REMIC Series 2011-87
1.31%, 09/25/41†	$2,315,352	$2,324,159
Federal National Mortgage Association REMIC Series 2011-96
2.55%, 10/25/41 IOΩ†	590,257	104,616
Federal National Mortgage Association REMIC Series 2012-28
6.50%, 06/25/39	24,770	27,325
Federal National Mortgage Association REMIC Series 2012-46
6.00%, 05/25/42	217,199	246,162
Federal National Mortgage Association REMIC Series 2012-70
4.79%, 02/25/41 IOΩ†	48,094	7,058
Federal National Mortgage Association REMIC Series 2012-74
(1.00)%, 07/25/27 IOΩ	1,153,502	125,267
2.58%, 03/25/42 IOΩ†	250,379	44,345
Federal National Mortgage Association REMIC Series 2012-75
2.39%, 07/25/42 IOΩ†	71,284	14,017
Federal National Mortgage Association REMIC Series 2012-111
7.00%, 10/25/42	44,625	51,194
Federal National Mortgage Association REMIC Series 2012-118
2.01%, 12/25/39 IOΩ	401,823	52,234
Federal National Mortgage Association REMIC Series 2012-133
7.89%, 12/25/42 IOΩ†	182,570	32,833
Federal National Mortgage Association REMIC Series 2012-153
7.00%, 07/25/42	147,616	171,345
Federal National Mortgage Association REMIC Series 2013-9
5.50%, 04/25/42	871,469	967,425
6.50%, 07/25/42	374,238	426,969
Federal National Mortgage Association REMIC Series 2013-14
6.19%, 03/25/43 IOΩ	304,581	49,302
Federal National Mortgage Association REMIC Series 2013-29
7.49%, 04/25/43 IOΩ	776,593	121,427
Federal National Mortgage Association REMIC Series 2014-47
(1.00)%, 08/25/44 IOΩ†	1,627,969	112,985
Federal National Mortgage Association REMIC Series 2015-55
2.17%, 08/25/55 IOΩ†	300,096	19,699

	Par	Value
Federal National Mortgage Association REMIC Series 2015-56
2.71%, 08/25/45 IOΩ†	$87,125	$22,180
FHLMC Multifamily Structured Pass-Through Certificates Series K008
6.89%, 06/25/20 IOΩ†	694,381	28,302
FHLMC Multifamily Structured Pass-Through Certificates Series K015
5.33%, 07/25/21 IOΩ†	608,309	37,176
FHLMC Multifamily Structured Pass-Through Certificates Series K016
5.08%, 10/25/21 IOΩ†	200,412	12,138
FHLMC Multifamily Structured Pass-Through Certificates Series KF11
1.27%, 09/25/25†	1,314,599	1,315,354
FHLMC Structured Pass-Through Securities Series T-61
1.94%, 07/25/44†	865,800	867,750
First Horizon Alternative Mortgage Securities Trust Series 2004-AA1
3.00%, 06/25/34†	362,518	353,388
Freddie Mac Structured Agency Credit Risk Debt Notes Series 2015-DN1
4.91%, 01/25/25†	400,000	421,446
Freddie Mac Structured Agency Credit Risk Debt Notes Series 2015-DNA1
2.61%, 10/25/27†	400,000	405,727
Freddie Mac Structured Agency Credit Risk Debt Notes Series 2016-DNA4
4.56%, 03/25/29†	250,000	250,474
Freddie Mac Structured Agency Credit Risk Debt Notes Series 2016-HQA2
5.91%, 11/25/28†	300,000	326,522
FREMF Mortgage Trust Series 2012-K20
5.92%, 05/25/45 IO 144AΩ	5,587,672	46,744
FREMF Mortgage Trust Series 2014-K40
4.07%, 11/25/47 144A†	550,000	515,348
FREMF Mortgage Trust Series 2014-K41
3.83%, 11/25/47 144A†	275,000	272,849
GE Business Loan Trust Series 2007-1A
0.87%, 04/16/35 144A†	378,265	356,572
GE Commercial Mortgage Corporation Trust Series 2007-C1
5.54%, 12/10/49	379,467	379,977
Giovecca Mortgages S.r.l. Series 2011-1
0.29%, 04/23/48(E)†	149,330	157,508
Government National Mortgage Association
7.00%, 01/15/26	4,023	4,379

108	See Notes to Financial Statements.

	Par	Value
7.00%, 07/15/27	$40,697	$47,002
7.00%, 01/15/28	13,639	13,962
7.00%, 03/15/28	54,425	62,940
7.00%, 07/15/28	8,431	9,194
7.50%, 07/15/28	11,589	11,901
6.50%, 08/15/28	3,118	3,562
7.00%, 08/15/28	12,050	13,408
7.50%, 08/15/28	8,344	9,274
6.50%, 09/15/28	19,121	21,843
7.00%, 10/15/28	34,339	36,421
7.50%, 03/15/29	17,512	20,760
2.00%, 11/20/29†	31,667	32,782
8.50%, 08/15/30	683	726
8.50%, 11/20/30	7,503	8,787
6.50%, 08/15/31	34,828	39,783
7.50%, 08/15/31	9,842	11,026
6.50%, 10/15/31	60,708	69,647
6.00%, 11/15/31	146,644	166,240
6.50%, 11/15/31	83,311	95,164
6.00%, 12/15/31	30,341	34,396
6.00%, 01/15/32	91,392	104,901
6.00%, 02/15/32	185,959	210,810
6.50%, 02/15/32	108,209	123,604
6.00%, 04/15/32	44,877	50,879
7.50%, 04/15/32	49,569	50,958
6.50%, 06/15/32	60,264	68,838
6.50%, 08/15/32	149,526	170,799
6.50%, 09/15/32	115,611	132,059
6.00%, 10/15/32	91,799	104,066
5.50%, 11/15/32	20,940	23,601
6.00%, 11/15/32	72,775	82,938
6.00%, 12/15/32	34,626	39,253
6.50%, 12/15/32	9,510	10,863
5.50%, 01/15/33	12,768	14,416
6.00%, 01/15/33	39,278	44,526
5.50%, 02/15/33	22,046	24,916
6.00%, 02/15/33	37,006	41,951
5.50%, 03/15/33	24,174	27,313
6.50%, 04/15/33	244,667	279,476
6.00%, 06/15/33	20,148	22,840
5.50%, 07/15/33	20,508	23,126
5.50%, 08/15/33	11,183	12,495
5.50%, 09/15/33	8,966	10,129
6.00%, 10/15/33	59,040	66,930
6.50%, 10/15/33	114,112	130,346
6.00%, 12/15/33	134,166	152,095
5.50%, 04/15/34	12,956	14,629
5.50%, 05/15/34	7,776	8,675
6.50%, 08/15/34	207,471	236,988
5.50%, 09/15/34	107,735	121,732
5.50%, 12/15/34	91,121	102,987
5.50%, 01/15/35	85,164	96,262
6.00%, 09/20/38	253,376	286,540
5.00%, 07/20/40	21,128	23,262
5.00%, 09/20/40	88,068	96,953
4.00%, 10/20/40	11,190	12,002
6.00%, 10/20/40	37,019	42,025
4.00%, 01/20/41 TBA	4,000,000	4,247,890
6.00%, 01/20/41	33,277	37,089
4.50%, 04/20/41	411,871	443,675
3.50%, 01/20/42 TBA	3,600,000	3,742,242
3.00%, 01/20/43 TBA	9,200,000	9,315,179
4.00%, 08/20/43	703,085	747,977
4.00%, 10/20/43	2,276,053	2,425,285

	Par	Value
3.00%, 01/15/45	$5,567,327	$5,633,511
3.00%, 02/15/45	195,001	197,319
3.50%, 04/15/45	1,273,917	1,325,632
4.00%, 08/20/45	737,022	783,767
4.00%, 09/20/45	1,789,911	1,902,459
4.00%, 10/20/45	1,261,490	1,342,056
4.00%, 01/20/46	962,438	1,022,955
3.50%, 02/20/46 TBA	1,000,000	1,037,949
4.00%, 02/20/46 TBA	1,000,000	1,060,449
4.00%, 03/20/46	4,721,870	5,018,778
4.00%, 04/20/46	6,000,001	6,377,277
3.00%, 05/20/46	3,999,602	4,055,471
4.00%, 06/20/46	908,641	965,776
4.00%, 08/20/46	972,747	1,033,913
3.00%, 09/20/46	7,999,998	8,111,746
3.50%, 09/20/46	3,271,342	3,415,048
4.00%, 09/20/46	961,583	1,022,046
4.00%, 10/20/46	1,000,000	1,063,298
3.00%, 12/20/46	13,099,364	13,282,342
Government National Mortgage Association Series 2007-30
1.04%, 05/20/37†	187,767	186,999
Government National Mortgage Association Series 2010-31
(0.14)%, 03/20/39 IOΩ†	44,797	4,210
Government National Mortgage Association Series 2010-85
2.60%, 01/20/40 IOΩ†	70,744	10,428
Government National Mortgage Association Series 2010-H28
0.93%, 12/20/60†	330,484	327,870
Government National Mortgage Association Series 2011-H08
1.01%, 03/20/61†	412,716	410,579
Government National Mortgage Association Series 2011-H09
1.03%, 03/20/61†	283,207	281,904
Government National Mortgage Association Series 2012-34
8.13%, 03/20/42 IOΩ†	56,592	10,765
Government National Mortgage Association Series 2012-66
10.82%, 02/20/38 IOΩ	249,332	23,596
Government National Mortgage Association Series 2012-144
4.13%, 01/16/53 IOΩ†	9,519,684	374,984
Government National Mortgage Association Series 2012-H30
0.88%, 12/20/62†	1,332,840	1,318,785
Government National Mortgage Association Series 2013-113
1.17%, 08/16/43 IOΩ†	215,539	40,489

See Notes to Financial Statements.	109

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Government National Mortgage Association Series 2013-178
8.96%, 06/16/55 IOΩ†	$771,634	$31,316
Government National Mortgage Association Series 2014-93
6.03%, 11/16/55 IOΩ†	3,629,790	186,903
Government National Mortgage Association Series 2014-117
5.01%, 08/20/44 IOΩ†	65,571	9,916
Government National Mortgage Association Series 2014-118
5.88%, 08/20/44 IOΩ†	319,451	71,006
Government National Mortgage Association Series 2014-135
6.13%, 01/16/56 IOΩ†	6,835,000	381,485
Government National Mortgage Association Series 2015-167
7.36%, 04/16/45 IOΩ	171,684	35,522
Government National Mortgage Association Series 2015-H11
1.08%, 05/20/65†	3,072,859	3,020,960
Government National Mortgage Association Series 2015-H14
0.96%, 05/20/65†	2,897,797	2,874,116
1.10%, 06/20/65†	4,901,494	4,824,248
Government National Mortgage Association Series 2015-H15
1.11%, 06/20/65†	2,025,255	1,993,118
1.13%, 06/20/65†	4,616,582	4,549,406
Government National Mortgage Association Series 2015-H16
1.13%, 07/20/65†	4,833,474	4,762,557
Government National Mortgage Association Series 2015-H17
0.99%, 06/20/65†	713,589	708,472
Government National Mortgage Association Series 2015-H18
1.13%, 07/20/65†	757,208	746,336
Government National Mortgage Association Series 2015-H19
1.13%, 08/20/65†	768,802	757,594
Government National Mortgage Association Series 2015-H22
1.13%, 09/20/65†	766,641	755,096
Government National Mortgage Association Series 2015-H23
1.15%, 09/20/65†	897,369	884,808
Government National Mortgage Association Series 2015-H26
1.05%, 10/20/65†	1,680,510	1,669,978

	Par	Value
Government National Mortgage Association Series 2015-H30
1.21%, 08/20/61†	$778,644	$777,838
GreenPoint Mortgage Funding Trust Series 2006-OH1
0.94%, 01/25/37†	713,597	568,866
GS Mortgage Securities Corporation II Series 2015-GC30
3.38%, 05/10/50	490,000	334,636
3.78%, 05/10/50†	370,000	376,284
GS Mortgage Securities Trust Series 2007-GG10
5.79%, 08/10/45†	5,017,872	5,033,103
GS Mortgage Securities Trust Series 2011-GC5
5.81%, 08/10/44 IO 144AΩ†	288,949	14,343
GS Mortgage Securities Trust Series 2013-GC16
5.16%, 11/10/46†	130,000	142,837
GSR Mortgage Loan Trust Series 2005-AR6
3.01%, 09/25/35†	1,030,667	1,064,735
Impac CMB Trust Series 2004-8
1.48%, 10/25/34†	48,447	42,379
IndyMac ARM Trust Series 2001-H2
2.11%, 01/25/32†	6,478	5,648
IndyMac INDX Mortgage Loan Trust Series 2006-AR12
0.95%, 09/25/46†	823,174	675,845
JP Morgan Alternative Loan Trust Series 2005-A2
1.28%, 01/25/36†	221,872	211,332
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-C6
5.14%, 05/15/45†	280,000	292,272
JP Morgan Chase Commercial Mortgage Securities Trust Series 2016-WPT
2.15%, 10/15/33 144A†	800,000	802,334
JP Morgan Mortgage Trust Series 2005-A1
3.17%, 02/25/35†	74,787	73,589
JPMBB Commercial Mortgage Securities Trust Series 2013-C15
5.05%, 11/15/45†	90,000	94,686
JPMBB Commercial Mortgage Securities Trust Series 2013-C17
4.89%, 01/15/47†	50,000	54,299
JPMBB Commercial Mortgage Securities Trust Series 2014-C25
3.41%, 11/15/47	840,000	868,628
JPMBB Commercial Mortgage Securities Trust Series 2015-C30
3.82%, 07/15/48	880,000	917,262

110	See Notes to Financial Statements.

	Par	Value
JPMBB Commercial Mortgage Securities Trust Series 2015-C31
3.80%, 08/15/48	$1,700,000	$1,769,407
JPMBB Commercial Mortgage Securities Trust Series 2015-C32
3.36%, 11/15/48	800,000	819,272
Kensington Mortgage Securities PLC Series 2007-1X
1.13%, 06/14/40†	1,144,206	1,079,864
LB Commercial Mortgage Trust Series 2007-C3
5.87%, 07/15/44†	532,311	538,137
LB-UBS Commercial Mortgage Trust Series 2001-C3 0.00%,
06/15/36 IO 144AΩ†	386,697	1,960
Ludgate Funding PLC Series 2007-1
0.54%, 01/01/61(U)†	923,790	1,054,925
Ludgate Funding PLC Series 2008-W1X
0.98%, 01/01/61(U)†	802,350	942,363
Luminent Mortgage Trust Series 2006-2
0.96%, 02/25/46†	522,389	367,001
Mansard Mortgages PLC Series 2007-1X
0.58%, 04/15/47(U)†	935,927	1,074,807
MASTR Adjustable Rate Mortgages Trust Series 2004-4
3.11%, 05/25/34†	162,009	158,919
MASTR Adjustable Rate Mortgages Trust Series 2004-11
1.40%, 11/25/34†	77,448	77,455
MASTR Adjustable Rate Mortgages Trust Series 2004-13
3.05%, 11/21/34†	484,351	493,900
MASTR Adjustable Rate Mortgages Trust Series 2007-R5
3.01%, 11/25/35 144A†	604,953	452,706
Merrill Lynch Mortgage Investors Trust Series 2005-2
2.54%, 10/25/35†	34,079	33,902
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C7
3.21%, 02/15/46	41,000	41,215
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C9
3.10%, 05/15/46	300,000	303,141
3.46%, 05/15/46	140,000	141,572
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C19
4.00%, 12/15/47†	370,000	373,724

	Par	Value
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C22
3.56%, 04/15/48	$480,000	$479,895
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25
3.37%, 10/15/48	1,400,000	1,408,259
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C27
3.56%, 12/15/47	800,000	826,676
Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C31
3.10%, 11/15/49	380,000	370,945
Morgan Stanley Capital I Trust Series 2007-HQ11
5.48%, 02/12/44†	46,279	46,244
Morgan Stanley Capital I Trust Series 2014-CPT
3.45%, 07/13/29 144A†	800,000	816,275
Morgan Stanley Capital I Trust Series 2015-XLF1
1.84%, 08/14/31 144A†	253,079	252,352
Morgan Stanley Capital I Trust Series 2016-UBS12
3.60%, 12/15/49	380,000	387,900
Morgan Stanley Re-REMIC Trust Series 2009-GG10
5.79%, 08/12/45 144A†	1,370,528	1,373,836
Mortgage Repurchase Agreement Financing Trust Series 2016-1
1.64%, 09/10/18 144A†	950,000	950,000
Mortgage Repurchase Agreement Financing Trust Series 2016-2
1.84%, 03/10/19 144A†	950,000	950,000
Mortgage Repurchase Agreement Financing Trust Series 2016-3
1.66%, 11/10/18+ 144A†	900,000	900,000
MortgageIT Trust Series 2005-4
1.04%, 10/25/35†	600,047	549,062
Motel 6 Trust Series 2015-MTL6
4.53%, 02/05/30 144A	150,000	150,622
MSCG Trust Series 2015-ALDR
3.46%, 06/07/35 144A†	580,000	574,200
MSCG Trust Series 2016-SNR
5.21%, 11/15/34 144A	390,000	389,758
Nomura Resecuritization Trust Series 2014-7R
0.78%, 12/26/35 144A†	545,462	502,747
Prime Mortgage Trust Series 2006-DR1
5.50%, 05/25/35 144A	2,477,860	2,307,812
6.00%, 05/25/35 144A	2,090,167	1,982,628

See Notes to Financial Statements.	111

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
RBSCF Trust Series 2009-RR2
5.97%, 02/16/51 144A†	$1,229,101	$1,227,052
ResLoC UK PLC Series 2007-1X
0.00%, 12/15/43 IO(E)†	1,333,699	1,307,506
0.53%, 12/15/43(U)†	333,425	380,407
RFTI Issuer, Ltd. Series 2015-FL1
2.45%, 08/15/30 144A†	1,536,718	1,534,766
Sequoia Mortgage Trust Series 2003-4
1.66%, 07/20/33†	94,328	87,532
Sequoia Mortgage Trust Series 6
1.38%, 04/19/27†	491,396	456,769
Station Place Securitization Trust Series 2015-2
1.75%, 05/15/18+ 144A†	600,000	600,000
Structured Adjustable Rate Mortgage Loan Trust Series 2004-5
3.18%, 05/25/34†	277,388	280,337
Structured Adjustable Rate Mortgage Loan Trust Series 2005-19XS
1.06%, 10/25/35†	1,197,436	1,133,436
Structured Asset Mortgage Investments II Trust Series 2005-AR5
0.99%, 07/19/35†	130,307	116,310
Thornburg Mortgage Securities Trust Series 2003-4
1.40%, 09/25/43†	12,170	11,708
Thornburg Mortgage Securities Trust Series 2005-1
2.63%, 04/25/45†	98,814	99,051
Towd Point Mortgage Funding Vantage1 PLC Series 2016-V1A
1.54%, 02/20/54+ 144A(U)†	570,000	694,281
Trinity Square PLC Series 2015-1A
1.55%, 07/15/51 144A(U)†	347,406	430,763
UBS Commercial Mortgage Trust Series 2012-C1
4.78%, 05/10/45 IO 144AΩ†	2,251,370	201,198
UBS-Barclays Commercial Mortgage Trust Series 2012-C4
4.50%, 12/10/45 144A†	320,000	307,071
VNDO Mortgage Trust Series 2012-6AVE
3.00%, 11/15/30 144A	100,000	100,922
Washington Mutual Mortgage Pass-Through Certificates Series 2002-AR6
1.97%, 06/25/42†	17,639	16,943
Washington Mutual Mortgage Pass-Through Certificates Series 2002-AR19
2.64%, 02/25/33†	7,636	7,500

	Par	Value
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR8
1.03%, 07/25/45†	$907,985	$858,690
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR8
1.05%, 07/25/45†	187,656	178,242
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR13
1.05%, 10/25/45†	1,394,434	1,333,942
Washington Mutual Mortgage Pass-Through Certificates Series 2007-HY1
2.52%, 02/25/37†	391,812	352,374
2.60%, 02/25/37†	264,717	237,475
Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA3
1.33%, 04/25/47†	765,693	686,108
Waterfall Commercial Mortgage Trust Series 2015-SBC5
4.10%, 09/14/22 144A†	765,573	753,830
Wells Fargo Alternative Loan Trust Series 2007-PA6
3.16%, 12/28/37†	858,016	771,420
Wells Fargo Commercial Mortgage Trust Series 2013-LC12
4.30%, 07/15/46†	20,000	21,161
Wells Fargo Commercial Mortgage Trust Series 2014-LC16
4.72%, 08/15/50 IOΩ†	3,002,909	195,056
Wells Fargo Commercial Mortgage Trust Series 2015-NXS1
3.66%, 05/15/48†	350,000	345,223
Wells Fargo Mortgage-Backed Securities Trust Series 2005-AR2
2.91%, 03/25/35†	96,805	97,588
Wells Fargo Mortgage-Backed Securities Trust Series 2005-AR13
3.06%, 05/25/35†	23,312	23,321
Wells Fargo Mortgage-Backed Securities Trust Series 2005-AR16
3.14%, 08/25/33†	155,343	158,806
WFRBS Commercial Mortgage Trust Series 2012-C7
4.69%, 06/15/45 IO 144AΩ†	298,192	18,020
WFRBS Commercial Mortgage Trust Series 2012-C10
5.52%, 12/15/45 IO 144AΩ†	2,312,900	162,654
WFRBS Commercial Mortgage Trust Series 2013-C13
4.95%, 05/15/45 IO 144AΩ†	2,933,618	171,526

112	See Notes to Financial Statements.

	Par	Value
WFRBS Commercial Mortgage Trust Series 2014-C19
3.62%, 03/15/47 IOΩ†	$1,041,986	$60,063
WFRBS Commercial Mortgage Trust Series 2014-C21
5.23%, 08/15/47 IOΩ†	3,597,792	214,778
WFRBS Commercial Mortgage Trust Series 2014-C24
3.93%, 11/15/47	290,000	293,483
4.29%, 11/15/47†	300,000	272,584

Total Mortgage-Backed Securities (Cost $386,354,879)		383,491,421

MUNICIPAL BONDS — 0.9%
Alameda County Joint Powers Authority, Revenue Bond, Series Z
7.05%, 12/01/44	2,400,000	3,305,975
American Municipal Power, Inc., Hydroelectric Projects, Revenue Bond, Series B
8.08%, 02/15/50	600,000	911,736
American Municipal Power, Inc., Revenue Bond, Series E
6.27%, 02/15/50	250,000	303,438
Chicago Transit Authority, Revenue Bond, Series A
6.90%, 12/01/40	700,000	880,670
Chicago Transit Authority, Revenue Bond, Series B
6.90%, 12/01/40	300,000	375,816
Commonwealth of Puerto Rico, General Obligation, Series A
5.50%, 07/01/32#	5,000	3,125
6.00%, 07/01/34#	10,000	6,263
8.00%, 07/01/35#	280,000	189,000
5.25%, 07/01/37#	20,000	12,450
5.50%, 07/01/39#	85,000	53,125
5.00%, 07/01/41#	10,000	6,050
5.75%, 07/01/41#	10,000	6,162
Commonwealth of Puerto Rico, General Obligation, Series B
5.88%, 07/01/36#	10,000	6,344
Commonwealth of Puerto Rico, General Obligation, Series C
6.00%, 07/01/39#	10,000	6,300
Port Authority of New York & New Jersey, Revenue Bond, Series 192
4.81%, 10/15/65	300,000	323,166
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bond, Series A
5.75%, 07/01/37	20,000	15,100
6.00%, 07/01/44	55,000	41,869
Puerto Rico Sales Tax Financing Corporation, Revenue Bond, Sub-Series A-1
5.00%, 08/01/43	20,000	9,450
5.25%, 08/01/43	10,000	4,725

	Par	Value
Puerto Rico Sales Tax Financing Corporation, Revenue Bond, Sub-Series A
5.25%, 08/01/27	$5,000	$2,362
5.50%, 08/01/28	60,000	28,350
6.75%, 08/01/32	85,000	42,713
15.62%, 08/01/33Ω	25,000	8,082
5.50%, 08/01/37	65,000	30,712
5.75%, 08/01/37	45,000	21,262
5.38%, 08/01/39	35,000	16,538
6.38%, 08/01/39	5,000	2,475
5.50%, 08/01/42	120,000	56,700
6.00%, 08/01/42	100,000	48,250
Puerto Rico Sales Tax Financing Corporation, Revenue Bond, Sub-Series C
11.54%, 08/01/37Ω	10,000	1,005
5.38%, 08/01/38	15,000	7,088
6.00%, 08/01/39	35,000	17,063
5.25%, 08/01/41	100,000	47,250
State of California, General Obligation
7.95%, 03/01/36	265,000	309,695
7.55%, 04/01/39	85,000	125,855
State of Illinois, General Obligation
7.35%, 07/01/35	375,000	406,193
Utah State Board of Regents Series 1A
1.28%, 09/25/56†	2,042,144	2,027,189

Total Municipal Bonds (Cost $9,416,395)		9,659,546

	Number of Contracts
PURCHASED OPTIONS — 0.2%
Call Option — 0.0%
10-Year U.S. Treasury Note, Strike Price $124.50, Expires 01/27/17 (GSC)	14	7,437

	Notional Amount
Call Swaptions — 0.0%
3-Month LIBOR, Strike Price 1.65%, Expires 11/15/18 (MSCS)	$2,280,000,000	95,760
U.S. Dollar vs. Brazilian Reals, Strike Price $0.15, Expires 11/28/17 (BAR)	982,000	76,003

		171,763

	Number of Contracts
Put Option — 0.0%
Long U.S. Treasury Bond, Strike Price $152.00, Expires 01/27/17 (GSC)	14	15,094

	Notional Amount
Put Swaptions — 0.2%
3-Month LIBOR, Strike Price 2.30%, Expires 10/21/19 (GSC)	$770,000,000	1,132,621

See Notes to Financial Statements.	113

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Notional Amount	Value
3-Month LIBOR, Strike Price 2.50%, Expires 11/07/19 (DEUT)	$310,000,000	$387,343
3-Month LIBOR, Strike Price 2.91%, Expires 08/20/18 (MSCS)	160,000,000	102,344
3-Month LIBOR, Strike Price 2.94%, Expires 08/20/18 (GSC)	50,000,000	30,649

		1,652,957

Total Purchased Options (Cost $1,444,093)		1,847,251

	Par
U.S. TREASURY OBLIGATIONS — 27.9%
U.S. Treasury Bonds
4.38%, 11/15/39	200,000	246,965
2.75%, 08/15/42	600,000	567,012
2.75%, 11/15/42	7,650,000	7,227,460
2.88%, 05/15/43Δ	15,410,000	14,888,711
3.63%, 08/15/43‡‡	5,300,000	5,878,755
3.75%, 11/15/43Δ	1,650,000	1,871,138
3.00%, 11/15/44	4,300,000	4,248,851
3.00%, 05/15/45	4,090,000	4,035,758
2.88%, 08/15/45	360,000	346,514
3.00%, 11/15/45	16,090,000	15,873,783
2.50%, 02/15/46	1,970,000	1,751,031
2.50%, 05/15/46	7,770,000	6,905,284
2.25%, 08/15/46Δ	3,910,000	3,287,763
2.88%, 11/15/46	5,980,000	5,774,557

		72,903,582

U.S. Treasury Inflationary Index Bonds
0.13%, 04/15/18	4,100,000	4,327,247
0.13%, 04/15/19	600,000	626,822
1.13%, 01/15/21	1,800,000	2,087,904
0.13%, 04/15/21	3,100,000	3,181,665
0.13%, 07/15/22Δ	3,600,000	3,796,515
0.13%, 01/15/23	200,000	208,058
0.38%, 07/15/23	2,040,000	2,139,548
0.63%, 01/15/24	2,240,000	2,363,148
0.13%, 07/15/24	13,305,000	13,316,893
0.25%, 01/15/25Δ	1,000,000	1,004,272
2.38%, 01/15/25Δ	2,700,000	3,978,052
0.38%, 07/15/25	527,000	534,526
0.63%, 01/15/26	3,300,000	3,388,302
0.13%, 07/15/26Δ	6,110,000	5,961,406
2.38%, 01/15/27	500,000	702,665
2.50%, 01/15/29	1,500,000	2,039,141
2.13%, 02/15/40	920,000	1,276,228
0.75%, 02/15/42Δ	380,000	385,578
1.38%, 02/15/44	1,200,000	1,360,360
0.75%, 02/15/45	1,810,000	1,751,353
1.00%, 02/15/46	220,000	225,610

		54,655,293

U.S. Treasury Notes
0.63%, 11/30/17Δ	1,390,000	1,386,932
0.88%, 11/30/17	1,600,000	1,600,344
0.75%, 12/31/17	700,000	698,947
0.75%, 01/31/18	5,200,000	5,189,943
0.75%, 02/28/18	1,870,000	1,865,763

	Par	Value
0.75%, 07/31/18	$3,180,000	$3,163,356
1.50%, 08/31/18	1,410,000	1,419,033
1.38%, 03/31/20	1,840,000	1,830,657
1.63%, 06/30/20	7,630,000	7,634,921
1.63%, 07/31/20	4,100,000	4,097,917
2.63%, 11/15/20	670,000	692,626
1.38%, 04/30/21	2,570,000	2,521,460
1.13%, 06/30/21	3,680,000	3,562,196
1.13%, 08/31/21	5,840,000	5,643,472
1.13%, 09/30/21	8,250,000	7,958,033
1.25%, 10/31/21Δ	7,480,000	7,254,141
2.00%, 12/31/21	5,150,000	5,169,416
1.75%, 03/31/22	4,040,000	3,986,894
2.13%, 06/30/22	330,000	331,218
1.50%, 02/28/23	3,620,000	3,482,342
1.38%, 06/30/23	8,520,000	8,094,665
1.25%, 07/31/23	3,710,000	3,493,195
1.38%, 08/31/23	5,280,000	5,002,800
1.38%, 09/30/23	720,000	681,863
2.13%, 11/30/23Δ	15,430,000	15,329,643
2.25%, 12/31/23	7,610,000	7,614,459
2.38%, 08/15/24	440,000	442,123
2.00%, 02/15/25	6,030,000	5,870,066
2.25%, 11/15/25Δ	220,000	217,224
1.63%, 05/15/26	160,000	149,228
1.50%, 08/15/26Δ	27,860,000	25,624,681
2.00%, 11/15/26Δ	19,000,000	18,283,415

		160,292,973

Total U.S. Treasury Obligations (Cost $294,714,497)		287,851,848

	Shares
PREFERRED STOCK — 0.0%
GMAC Capital Trust I 6.69%, 02/15/40† (Cost $345,587)	13,929	353,797

	Par
REPURCHASE AGREEMENTS — 7.3%
Deutsche Bank Securities, Inc.
0.62% (dated 12/29/16, due 01/03/17, repurchase price $17,601,212, collateralized by U.S. Treasury Bond, 3.625%, due 02/15/44, total market value $18,104,874)	17,600,000	17,600,000
JP Morgan Securities LLC
0.65% (dated 12/29/16, due 01/03/17, repurchase price $17,601,271, collateralized by U.S. Treasury Inflationary Index Bond, 0.125%, due 04/15/18, total market value $18,688,455)	17,600,000	17,600,000
0.54% (dated 12/30/16, due 01/03/17, repurchase price $17,600,264, collateralized by U.S. Treasury Note, 1.625%, due 11/30/20, total market value $18,003,656)	17,600,000	17,600,000

114	See Notes to Financial Statements.

	Par	Value
Merrill Lynch Pierce Fenner & Smith
0.65% (dated 12/29/16, due 01/03/17, repurchase price $5,200,376, collateralized by U.S. Treasury Bond, 3.750%, due 11/15/43, total market value $5,340,288)	$5,200,000	$5,200,000
0.53% (dated 12/30/16, due 01/03/17, repurchase price $17,600,259, collateralized by U.S. Treasury Bond, 3.750%, due 11/15/43, total market value $18,379,063)	17,600,000	17,600,000

Total Repurchase Agreements (Cost $75,600,000)		75,600,000

	Shares
MONEY MARKET FUNDS — 14.5%
GuideStone Money Market Fund (Investor Class)¥	52,755,666	52,755,666
Northern Institutional Liquid Assets Portfolio§	96,263,470	96,263,470

Total Money Market Funds (Cost $149,019,136)		149,019,136

TOTAL INVESTMENTS — 127.1% (Cost $1,320,535,029)		1,310,868,341

	Number of Contracts
WRITTEN OPTIONS — (0.3)%
Call Options — (0.1)%
10-Year U.S. Treasury Note, Strike Price $125.00, Expires 01/27/17 (GSC)	(28)	(9,625)
10-Year U.S. Treasury Note, Strike Price $126.00, Expires 01/27/17 (GSC)	(14)	(1,969)
10-Year U.S. Treasury Note, Strike Price $126.00, Expires 02/24/17 (GSC)	(30)	(11,250)
10-Year U.S. Treasury Note, Strike Price $126.50, Expires 01/27/17 (GSC)	(14)	(1,313)
10-Year U.S. Treasury Note, Strike Price $127.50, Expires 01/27/17 (GSC)	(14)	(656)
10-Year U.S. Treasury Note, Strike Price $127.50, Expires 02/24/17 (GSC)	(28)	(4,375)
5-Year U.S. Treasury Note, Strike Price $117.75, Expires 02/24/17 (GSC)	(15)	(8,321)
5-Year U.S. Treasury Note, Strike Price $120.00, Expires 01/27/17 (GSC)	(85)	(1,328)
Long U.S. Treasury Bond, Strike Price $117.75, Expires 01/27/17 (GSC)	(144)	(51,750)

	Number of Contracts	Value
Long U.S. Treasury Bond, Strike Price $150.00, Expires 01/27/17 (GSC)	(17)	$(34,531)
Long U.S. Treasury Bond, Strike Price $151.00, Expires 01/27/17 (GSC)	(6)	(9,000)

		(134,118)

	Notional Amount
Call Swaptions — 0.0%
3-Month LIBOR, Strike Price 1.95%, Expires 02/16/17 (GSC)	$(830,000,000)	(6,900)
3-Month LIBOR, Strike Price 2.00%, Expires 11/15/18 (MSCS)	(490,000,000)	(93,979)
U.S. Dollar vs. Brazilian Reals, Strike Price $0.04, Expires 11/28/17 (BAR)	(1,964,000)	(83,672)

		(184,551)

	Number of Contracts
Put Option — 0.0%
Long U.S. Treasury Bond, Strike Price $143.00, Expires 01/27/17 (GSC)	(21)	(2,625)

	Notional Amount
Put Swaptions — (0.2)%
3-Month LIBOR, Strike Price 2.00%, Expires 10/21/19 (GSC)	$(3,850,000,000)	(1,537,736)
3-Month LIBOR, Strike Price 2.25%, Expires 11/07/19 (DEUT)	(1,550,000,000)	(522,093)
3-Month LIBOR, Strike Price 2.40%, Expires 02/16/17 (GSC)	(830,000,000)	(69,097)
3-Month LIBOR, Strike Price 2.80%, Expires 08/20/18 (GSC)	(230,000,000)	(30,497)
3-Month LIBOR, Strike Price 2.80%, Expires 08/20/18 (MSCS)	(710,000,000)	(94,144)

		(2,253,567)

Total Written Options (Premiums received $(1,719,046))		(2,574,861)

See Notes to Financial Statements.	115

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
TBA SALE COMMITMENTS — (2.9)%
Federal Home Loan Mortgage Corporation
3.50%, 01/01/42 TBA	$(3,000,000)	$(3,071,829)
Federal National Mortgage Association
3.00%, 01/01/43 TBA	(1,000,000)	(993,414)
Government National Mortgage Association
3.00%, 01/15/43 TBA	(1,000,000)	(1,010,586)
3.00%, 01/20/43 TBA	(25,000,000)	(25,312,987)

Total TBA Sale Commitments (Proceeds $(29,992,656))		(30,388,816)

Liabilities in Excess of Other Assets — (23.9)%		(246,692,078)

NET ASSETS — 100.0%		$1,031,212,586

116	See Notes to Financial Statements.

Swap agreements outstanding at December 31, 2016:

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	03/20/19	CITI	USD	430,000	$(4,010)	$(1,177)	$(2,833)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	03/20/19	CITI	USD	220,000	(2,052)	(644)	(1,408)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	03/20/19	CITI	USD	190,000	(1,772)	(224)	(1,548)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	03/20/19	CITI	USD	190,000	(1,772)	(285)	(1,487)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	03/20/19	CITI	USD	180,000	(1,679)	(196)	(1,483)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	03/20/19	CITI	USD	140,000	(1,306)	(342)	(964)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	03/20/19	CITI	USD	130,000	(1,212)	(99)	(1,113)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	03/20/19	CITI	USD	120,000	(1,119)	(100)	(1,019)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	03/20/19	JPM	USD	120,000	(1,119)	(176)	(943)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	03/20/19	CITI	USD	80,000	(746)	(144)	(602)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	03/20/19	JPM	USD	60,000	(560)	(101)	(459)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	03/20/19	CITI	USD	20,000	(187)	(57)	(130)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	06/20/19	CITI	USD	950,000	(8,472)	—	(8,472)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	06/20/19	CITI	USD	250,000	(2,230)	(821)	(1,409)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	06/20/19	CITI	USD	210,000	(1,873)	(727)	(1,146)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	06/20/19	CITI	USD	120,000	(1,070)	(376)	(694)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	06/20/19	CITI	USD	120,000	(1,070)	(383)	(687)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	06/20/19	CITI	USD	120,000	(1,070)	(765)	(305)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	06/20/19	CITI	USD	80,000	(713)	(604)	(109)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	06/20/19	CITI	USD	60,000	(535)	(189)	(346)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	06/20/19	CITI	USD	60,000	(535)	(186)	(349)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	06/20/19	JPM	USD	50,000	(446)	(170)	(276)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	06/20/19	BOA	USD	30,000	(268)	(89)	(179)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	06/20/19	BOA	USD	20,000	(178)	(66)	(112)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	06/20/19	JPM	USD	10,000	(89)	(30)	(59)
Credit Suisse, Inc.,
6.50%, due 01/15/12	(1.00)%	09/20/20	GSC	USD	300,000	(5,510)	2,875	(8,385)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	12/20/20	JPM	USD	340,000	(555)	479	(1,034)

See Notes to Financial Statements.	117

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	12/20/20	BOA	USD	300,000	$(490)	$1,410	$(1,900)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	12/20/20	CITI	USD	270,000	(441)	1,879	(2,320)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	12/20/20	JPM	USD	100,000	(163)	671	(834)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	12/20/20	JPM	USD	90,000	(147)	660	(807)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	12/20/20	CITI	USD	60,000	(98)	336	(434)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	12/20/20	JPM	USD	60,000	(98)	269	(367)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	06/20/21	BOA	USD	460,000	1,425	4,809	(3,384)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	06/20/21	CITI	USD	270,000	836	1,251	(415)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	06/20/21	CITI	USD	160,000	496	321	175
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	06/20/21	CITI	USD	160,000	496	1,390	(894)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	06/20/21	JPM	USD	150,000	465	695	(230)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	06/20/21	DEUT	USD	130,000	403	1,251	(848)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	06/20/21	DEUT	USD	110,000	341	232	109
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	06/20/21	CITI	USD	90,000	279	753	(474)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	06/20/21	CITI	USD	80,000	248	767	(519)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	06/20/21	CITI	USD	70,000	217	690	(473)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	06/20/21	BOA	USD	60,000	186	498	(312)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	06/20/21	DEUT	USD	60,000	186	629	(443)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	06/20/21	JPM	USD	60,000	186	198	(12)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	06/20/21	DEUT	USD	60,000	186	205	(19)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	06/20/21	CITI	USD	60,000	186	512	(326)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	06/20/21	JPM	USD	40,000	124	80	44
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	06/20/21	JPM	USD	40,000	124	365	(241)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	06/20/21	JPM	USD	30,000	94	(218)	312
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	06/20/21	CITI	USD	30,000	93	251	(158)
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	12/20/21	JPM	USD	220,000	1,703	821	882
Peoples Republic of China,
4.25% due 10/28/14	(1.00)%	12/20/21	DEUT	USD	20,000	155	129	26

						$(35,156)	$16,257	$(51,413)

118	See Notes to Financial Statements.

Reference Obligation	Implied Credit Spread	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Corporate Issues — Sell Protection
Federated Republic of Brazil,
12.50% due 03/06/30	0.65%	(1.04)%	05/20/17	DEUT	USD	1,000,000	$2,721	$—	$2,721
Volkswagon International Finance NV,
5.375% due 05/22/18	0.31%	1.00%	12/20/17	ICE	EUR	900,000	6,761	6,938	(177)
Berkshire Hathaway, Inc.,
1.55% due 02/09/18	0.84%	1.00%	12/20/21	ICE	USD	500,000	4,107	4,222	(115)

							$13,589	$11,160	$2,429

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Credit Indices — Buy Protection
Dow Jones CDX.NA.IG27 Index	(1.00)%	12/20/21	ICE	USD	2,655,000	$(41,072)	$(31,315)	$(9,757)

Reference Obligation	Implied Credit Spread	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Credit Indices — Sell Protection
Dow Jones CDX.NA.IG27 Index	0.68%	1.00%	12/20/21	ICE	USD	6,400,000	$99,005	$82,186	$16,819
Dow Jones CDX.NA.IG27 Index	3.58%	5.00%	12/20/21	ICE	USD	3,400,000	216,467	143,809	72,658
Dow Jones CDX.NA.IG27 Index	3.55%	5.00%	12/20/21	ICE	USD	580,000	34,993	30,375	4,618
Dow Jones CMBX.NA.AAA.7 Index	0.59%	0.50%	01/17/47	GSC	USD	1,700,000	(9,865)	(73,449)	63,584
Dow Jones CMBX.NA.AAA.8 Index	0.66%	0.50%	10/17/57	GSC	USD	1,700,000	(19,555)	(100,528)	80,973
Dow Jones CMBX.NA.AAA.8 Index	0.66%	0.50%	10/17/57	DEUT	USD	1,700,000	(19,594)	(114,302)	94,708

							$301,451	$(31,909)	$333,360

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Interest Rate Swaps
Brazil CETIP Interbank Deposit	12.27%	01/02/17	DEUT	BRL	20,000	$(80)	$—	$(80)
Brazil CETIP Interbank Deposit	12.65%	01/02/17	DEUT	BRL	10,000	(10)	—	(10)
3-Month KORIBOR	2.88%	03/07/17	CITI	KRW	706,340,000	1,958	—	1,958
3-Month KORIBOR	2.25%	10/15/17	DEUT	KRW	3,619,650,000	22,255	—	22,255
3-Month KORIBOR	2.17%	10/28/17	CITI	KRW	382,410,000	2,094	—	2,094
3-Month KLIBOR	(3.88)%	11/14/18	DEUT	MYR	860,000	(865)	—	(865)
3-Month KLIBOR	(3.92)%	11/19/18	CITI	MYR	960,000	(1,180)	—	(1,180)
3-Month KLIBOR	(3.97)%	12/11/18	JPM	MYR	1,570,000	(2,408)	—	(2,408)
3-Month JIBAR	7.67%	03/15/19	LCH	ZAR	54,640,000	12,779	—	12,779
3-Month LIBOR	(1.50)%	05/15/19	CME	USD	17,700,000	66,402	(5,452)	71,854
3-Month LIBOR	(1.50)%	06/15/19	CME	USD	53,500,000	241,713	(202,765)	444,478
3-Month LIBOR	(2.00)%	12/16/19	CME	USD	3,500,000	(37,340)	(16,125)	(21,215)
3-Month LIBOR	2.25%	12/19/19	LCH	USD	4,800,000	6,321	434	5,887
3-Month LIBOR	2.25%	12/20/19	LCH	USD	18,410,000	24,086	5,257	18,829
MXN-TIIE-Banxico	5.25%	03/11/20	CME	MXN	1,900,000	(5,503)	(1,607)	(3,896)
3-Month LIBOR	(2.00)%	12/16/20	LCH	USD	20,100,000	(149,168)	(144,135)	(5,033)

See Notes to Financial Statements.	119

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
3-Month LIBOR	1.50%	12/21/21	LCH	USD	25,300,000	$545,483	$95,483	$450,000
3-Month LIBOR	(2.25)%	12/16/22	LCH	USD	19,700,000	(236,084)	158,582	(394,666)
3-Month KLIBOR	(4.49)%	08/14/23	DEUT	MYR	220,000	(1,543)	—	(1,543)
3-Month KLIBOR	(4.33)%	09/26/23	JPM	MYR	370,000	(1,741)	—	(1,741)
3-Month KLIBOR	(4.45)%	11/15/23	CITI	MYR	600,000	(3,905)	—	(3,905)
3-Month LIBOR	(2.60)%	12/19/23	LCH	USD	1,080,000	(8,155)	(106)	(8,049)
3-Month KORIBOR	(3.47)%	01/07/24	CITI	KRW	172,160,000	(17,620)	—	(17,620)
3-Month LIBOR	(2.35)%	08/05/25	CME	USD	400,000	(6,549)	—	(6,549)
3-Month LIBOR	(2.50)%	12/16/25	LCH	USD	1,500,000	(30,331)	22,759	(53,090)
3-Month LIBOR	(1.75)%	12/21/26	LCH	USD	19,900,000	1,008,716	197,119	811,597
3-Month LIBOR	(1.75)%	12/21/26	CME	USD	8,300,000	420,721	500,266	(79,545)
MXN-TIIE-Banxico	6.00%	03/03/27	CME	MXN	1,180,000	(7,773)	(2,545)	(5,228)
3-Month LIBOR	(1.75)%	03/15/27	LCH	USD	600,000	32,517	43,293	(10,776)
6-Month LIBOR	(0.75)%	03/15/27	CME	GBP	8,500,000	502,337	501,345	992
3-Month LIBOR	(2.79)%	12/20/28	LCH	USD	2,610,000	(38,875)	(3,815)	(35,060)
United Kingdom Retail Price Index	3.14%	01/14/30	GSC	GBP	1,410,000	(58,920)	—	(58,920)
3-Month LIBOR	(2.75)%	12/16/45	CME	USD	6,700,000	(255,828)	(398,293)	142,465
3-Month LIBOR	(2.50)%	06/15/46	LCH	USD	3,700,000	50,136	(196,587)	246,723
3-Month LIBOR	(2.50)%	06/15/46	CME	USD	300,000	4,065	(12,920)	16,985
United Kingdom Retail Price Index	(3.59)%	10/15/46	LCH	GBP	180,000	(7,755)	10,106	(17,861)
3-Month LIBOR	(2.25)%	12/21/46	CME	USD	600,000	40,342	(48,831)	89,173

						$2,110,292	$501,463	$1,608,829

Total Swap agreements outstanding at December 31, 2016						$2,349,104	$465,656	$1,883,448

120	See Notes to Financial Statements.

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2016, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$9,682,288	$—	$9,682,288	$—
Asset-Backed Securities	52,390,476	—	35,943,952	16,446,524
Certificates of Deposit	9,720,010	—	9,720,010	—
Corporate Bonds	195,501,693	—	192,504,910	2,996,783
Foreign Bonds:
Argentina	686,700	—	686,700	—
Australia	4,168,450	—	4,168,450	—
Austria	228,375	—	228,375	—
Belgium	423,000	—	423,000	—
Bermuda	734,739	—	734,739	—
Brazil	4,810,301	—	4,810,301	—
Canada	2,599,778	—	2,599,778	—
Cayman Islands	601,990	—	601,990	—
Chile	1,655,229	—	1,655,229	—
China	1,460,458	—	1,460,458	—
Colombia	1,350,180	—	1,350,180	—
Denmark	5,577,842	—	5,577,842	—
Dominican Republic	578,030	—	544,973	33,057
France	8,411,588	—	8,411,588	—
Germany	4,340,856	—	4,340,856	—
Greece	834,360	—	834,360	—
Guernsey	2,092,584	—	2,092,584	—
India	523,594	—	523,594	—
Indonesia	1,621,414	—	1,621,414	—
Ireland	4,053,110	—	4,053,110	—
Israel	2,259,575	—	2,259,575	—
Italy	2,585,733	—	2,585,733	—
Japan	13,361,795	—	13,361,795	—
Jersey	2,252,742	—	2,252,742	—
Jordan	1,232,000	—	1,232,000	—
Luxembourg	339,789	—	339,789	—
Mexico	19,759,623	—	19,759,623	—
Morocco & Antilles	431,466	—	431,466	—
Netherlands	7,923,095	—	7,923,095	—
Peru	576,230	—	576,230	—
Poland	3,867,756	—	3,867,756	—
Russia	2,633,400	—	2,633,400	—
South Korea	1,656,471	—	1,656,471	—
Spain	1,078,339	—	1,078,339	—
Supranational	397,403	—	397,403	—
Sweden	1,584,024	—	1,584,024	—
Switzerland	1,740,357	—	1,740,357	—
Turkey	1,417,994	—	—	1,417,994
United Kingdom	17,163,891	—	17,163,891	—
Virgin Islands (British)	780,756	—	780,756	—
Foreign Government Inflation-Linked Bond	624,389	—	—	624,389
Loan Agreements	5,331,469	—	5,331,469	—
Money Market Funds	149,019,136	149,019,136	—	—

See Notes to Financial Statements.	121

MEDIUM-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Mortgage-Backed Securities	$383,491,421	$—	$370,248,109	$13,243,312
Municipal Bonds	9,659,546	—	7,632,357	2,027,189
Preferred Stock	353,797	—	353,797	—
Purchased Options:
Call Option	7,437	7,437	—	—
Call Swaptions	171,763	—	171,763	—
Put Option	15,094	15,094	—	—
Put Swaptions	1,652,957	—	1,652,957	—
Repurchase Agreements	75,600,000	—	75,600,000	—
U.S. Treasury Obligations	287,851,848	—	287,851,848	—

Total Assets - Investments in Securities	$1,310,868,341	$149,041,667	$1,125,037,426	$36,789,248

Other Financial Instruments***
Forward Foreign Currency Contracts	$2,631,743	$—	$2,631,743	$—
Swap Agreements	2,349,104	—	2,349,104	—

Total Assets - Other Financial Instruments	$4,980,847	$—	$4,980,847	$—

Liabilities:
Investments in Securities:
TBA Sale Commitments	$(30,388,816)	$—	$(30,388,816)	$—
Written Options:
Call Options	(134,118)	(134,118)	—	—
Call Swaptions	(184,551)	—	(184,551)	—
Put Option	(2,625)	(2,625)	—	—
Put Swaptions	(2,253,567)	—	(2,253,567)	—

Total Liabilities - Investments in Securities	$(32,963,677)	$(136,743)	$(32,826,934)	$—

Other Financial Instruments***
Futures Contracts	$(577,887)	$(577,887)	$—	$—

Total Liabilities - Other Financial Instruments	$(577,887)	$(577,887)	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments (such as futures contracts and forwards contracts) and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the “Financial Futures Contracts” and “Forward Foreign Currency Contracts” disclosures in the Notes to Financial Statements and the “Swap agreements outstanding” disclosure on the preceding page(s), respectively.

Management has determined that the amount of transfers between Level 1 and Level 2 compared to total net assets is not material; therefore, the amount of transfers between Level 1 and Level 2 is not shown for the year ended December 31, 2016.

The unobservable inputs used in the fair value measurement of the reporting entity’s asset-backed securities, corporate bonds, foreign bonds, foreign government inflation-linked note, mortgage-backed securities, municipal bonds, purchased options and written options are values based on evaluated quotations received from dealers who make markets in such securities. Significant increases (decreases) in those evaluated quotations would result in a significantly higher (lower) fair value measurement.

122	See Notes to Financial Statements.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Value	Asset-Backed Securities	Corporate Bonds	Foreign Bonds	Foreign Government Inflation- Linked Note	Mortgage-Backed Securities	Municipal Bonds
Balance, 12/31/15	$18,774,556	$6,817,202	$313,338	$1,500,945	$—	$10,143,071	$—
Accrued discounts/premiums	22,118	16,725	41	(1,622)	—	6,900	74
Realized gain (loss)(1)	(1,011,096)	(935,374)	(183)	(757)	—	(75,232)	450
Change in unrealized appreciation (depreciation)(2)	(544,255)	1,011,982	(4,234)	34,191	—	(1,587,121)	927
Purchases	26,089,172	12,233,625	1,007,500	—	—	10,764,453	2,083,594
Sales	(5,824,726)	(1,643,061)	—	(57,044)	—	(4,124,621)	—
Transfers in to Level 3(3)	2,337,768	—	1,680,321	33,058	624,389	—	—
Transfers out of Level 3(4)	(1,917,718)	(347,479)	—	—	—	(1,570,239)	—
Maturities	—	—	—	—	—	—	—
Paydowns	(1,136,571)	(707,096)	—	(57,720)	—	(313,899)	(57,856)

Balance, 12/31/16	$36,789,248	$16,446,524	$2,996,783	$1,451,051	$624,389	$13,243,312	$2,027,189

(1)	Realized gain (loss) from the sale of Level 3 securities is included on the Statement of Operations in Net realized gain (loss) from: Investment securities.

(2)

Change in unrealized appreciation (depreciation) is located on the Statement of Operations in Net change in unrealized appreciation (depreciation) on: Investment securities and Net change in unrealized appreciation (depreciation) on: Option contracts written.

(3)

Transfers in to Level 3 represent the value of securities at December 31, 2016 that were transferred from Level 2 to Level 3 of the fair value hierarchy as a result of the inability of the Fund to obtain a price using an objective method such as a pricing vendor.

(4)

Transfers out of Level 3 represent the value of securities at December 31, 2016 that were transferred from Level 3 to Level 2 of the fair value hierarchy as a result of the ability of the Fund to obtain a price using an objective method such as a pricing vendor.

See Notes to Financial Statements.	123

Extended-Duration Bond Fund (Unaudited)

The Fund invested in a diversified portfolio composed primarily of investment grade fixed-income securities with an average dollar-weighted duration (a measure of bond prices’ sensitivity to changes in interest rates) normally greater than or equal to seven years. The Investor Class of the Fund outperformed its composite benchmark, 50% Bloomberg Barclays US Long Government Bond Index and 50% Bloomberg Barclays US Long Credit Index, for the one-year period ended December 31, 2016 (7.23% versus 5.83%). The Fund has outperformed its benchmark over the five-, seven- and 10-year and since inception periods ended December 31, 2016.

Sector rotations and credit exposure contributed to the strong relative performance of the Fund during 2016. In particular, the Fund benefited from an underweight to U.S. Treasury bonds in favor of both investment grade and below-investment grade corporate bonds as credit spreads narrowed. Security selection within the industrial segment of the corporate sector also contributed to the strong relative performance of the Fund during the year. The Fund did not invest in derivative investments during the year.

During the year, the Fund remained focused on its objective of seeking maximum total return consistent with preservation of capital.

This Fund may be suitable for investors who are seeking higher returns without investing in stocks, can accept short-term fluctuations in account value and want to diversify their portfolio with a fixed income investment option. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. To the extent that the investment adviser misjudges current market conditions, the Fund’s volatility may be amplified by its use of derivatives and by its ability to select sub-advisers to allocate assets. Some derivatives may increase the risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the net asset value of the Fund generally to decline faster than it would otherwise. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns. It is possible to lose money by investing in the Fund.

At December 31, 2016, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
Corporate Bonds	43.0
U.S. Treasury Obligations	36.2
Foreign Bonds	15.3
Money Market Funds	7.8
Asset-Backed Security	1.3
Municipal Bonds	0.8
Preferred Stocks	0.2

104.6

Extended-Duration Bond Fund (Unaudited)

Average Annual Total Returns as of 12/31/16
	Institutional Class*	Investor Class*	Benchmark**
One Year	7.65%	7.23%	5.83%
Five Year	5.64%	5.37%	3.94%
Ten Year	7.64%	7.42%	6.85%
Since Inception	7.75%	7.57%	6.92%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2016 Prospectus)(1)	0.59%	0.84%

(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2006 to December 31, 2016, with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a weighted composite benchmark index consisting of 50% Bloomberg Barclays US Long Credit Index and 50% Bloomberg Barclays US Long Government Bond Index.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

EXTENDED-DURATION BOND FUND SCHEDULE OF INVESTMENTS	December 31, 2016

	Par	Value
ASSET-BACKED SECURITY — 1.3%
Citibank Credit Card Issuance Trust Series 2007-A3 6.15%, 06/15/39 (Cost $3,005,478)	$2,300,000	$3,026,019

CORPORATE BONDS — 43.0%
21st Century Fox America, Inc.
4.75%, 09/15/44	815,000	817,782
Abbott Laboratories
4.90%, 11/30/46	1,005,000	1,035,522
AbbVie, Inc.
4.70%, 05/14/45	1,154,000	1,136,610
AES Corporation
4.88%, 05/15/23	145,000	143,942
Aetna, Inc.
4.38%, 06/15/46	482,000	485,984
Aflac, Inc.
6.45%, 08/15/40	328,000	428,511
Alcatel-Lucent USA, Inc.
6.45%, 03/15/29	105,000	109,988
Ally Financial, Inc.
8.00%, 11/01/31	177,000	206,191
Alta Wind Holdings LLC
7.00%, 06/30/35 144A	425,513	465,088
American Airlines Class B Pass-Through Trust Series 2016-1
5.25%, 07/15/25	722,679	744,359
American International Group, Inc.
4.38%, 01/15/55	1,073,000	987,396
Andarko Holding Co.
7.15%, 05/15/28	250,000	303,572
Antero Resources Corporation
5.38%, 11/01/21	125,000	128,281
5.13%, 12/01/22	35,000	35,525
Anthem, Inc.
6.38%, 06/15/37	1,208,000	1,455,606
Apple, Inc.
4.38%, 05/13/45Δ	676,000	696,175
3.85%, 08/04/46Δ	367,000	352,551
Arconic, Inc.
5.87%, 02/23/22	10,000	10,750
6.75%, 01/15/28Δ	235,000	253,095
5.95%, 02/01/37	85,000	83,109
AT&T, Inc.
4.50%, 05/15/35	529,000	512,675
4.30%, 12/15/42	1,242,000	1,115,958
4.75%, 05/15/46	2,704,000	2,571,691
Bank of America Corporation
6.11%, 01/29/37	900,000	1,058,290
Bank of America NA
6.00%, 10/15/36	2,900,000	3,509,571
Bruce Mansfield Unit 1 2007 Pass-Through Trust
6.85%, 06/01/34	872,243	257,312
Burlington Northern Santa Fe LLC
4.15%, 04/01/45Δ	879,000	893,605
California Institute of Technology
4.70%, 11/01/11	2,010,000	1,905,872

	Par	Value
CenturyLink, Inc.
6.88%, 01/15/28Δ	$65,000	$59,150
7.65%, 03/15/42	295,000	259,600
Chesapeake Energy Corporation
6.63%, 08/15/20	25,000	25,375
6.88%, 11/15/20Δ	15,000	15,075
4.88%, 04/15/22Δ	70,000	64,225
5.75%, 03/15/23Δ	20,000	18,900
2.50%, 05/15/37 CONV	33,000	33,454
2.25%, 12/15/38 CONV	50,000	49,250
Ciena Corporation
3.75%,
10/15/18 CONV 144A	155,000	210,122
Citigroup, Inc.
4.60%, 03/09/26Δ	418,000	432,845
8.13%, 07/15/39Δ	895,000	1,334,052
Cliffs Natural Resources, Inc.
8.00%, 09/30/20 144AΔ	55,000	57,475
ConocoPhillips Co.
4.30%, 11/15/44	1,300,000	1,298,345
Continental Airlines Class B Pass-Through Trust Series 1999-2
7.57%, 09/15/21	45	44
Continental Resources, Inc.
4.50%, 04/15/23	10,000	9,850
3.80%, 06/01/24	65,000	60,288
Corning, Inc.
7.25%, 08/15/36	850,000	1,005,369
Cummins, Inc.
5.65%, 03/01/98	1,620,000	1,676,335
CVS Health Corporation
5.13%, 07/20/45	240,000	268,507
Darden Restaurants, Inc.
6.00%, 08/15/35	990,000	1,023,522
DCP Midstream LLC
6.45%, 11/03/36 144AΔ	490,000	492,450
Diamond 1 Finance Corporation
6.02%, 06/15/26 144A	140,000	151,931
8.10%, 07/15/36 144A	180,000	214,684
8.35%, 07/15/46 144A	130,000	160,564
Dillard’s, Inc.
7.00%, 12/01/28	500,000	562,500
Dow Chemical Co.
9.40%, 05/15/39	570,000	886,954
Enbridge Energy Partners LP
7.38%, 10/15/45	1,000,000	1,244,495
Energy Transfer Partners LP
5.15%, 03/15/45Δ	1,000,000	962,567
Enterprise Products Operating LLC
5.10%, 02/15/45Δ	595,000	629,888
4.95%, 10/15/54Δ	515,000	501,194
Foot Locker, Inc.
8.50%, 01/15/22	1,000,000	1,182,500
Ford Motor Co.
6.63%, 10/01/28	680,000	801,137
6.38%, 02/01/29	1,255,000	1,434,641
Freeport-McMoRan, Inc.
5.45%, 03/15/43	160,000	133,203
FTS International, Inc.
6.25%, 05/01/22	90,000	75,150
General Electric Co.
6.75%, 03/15/32	573,000	763,919

126	See Notes to Financial Statements.

	Par	Value
5.88%, 01/14/38	$150,000	$189,150
General Motors Co.
5.20%, 04/01/45	30,000	29,022
6.75%, 04/01/46	55,000	64,721
General Motors Financial Co., Inc.
3.45%, 04/10/22Δ	130,000	128,715
5.25%, 03/01/26	250,000	263,090
Genworth Holdings, Inc.
4.90%, 08/15/23	115,000	95,450
4.80%, 02/15/24Δ	40,000	32,800
6.50%, 06/15/34	50,000	40,250
Global Marine, Inc.
7.00%, 06/01/28	20,000	16,300
Goldman Sachs Group, Inc.
6.75%, 10/01/37	500,000	619,295
HCA, Inc.
7.05%, 12/01/27	500,000	515,000
Hewlett Packard Enterprise Co.
6.35%, 10/15/45 144A	135,000	136,813
HSBC Bank USA NA
7.00%, 01/15/39Δ	1,138,000	1,506,565
Intel Corporation
3.25%, 08/01/39 CONV	890,000	1,570,854
International Paper Co.
8.70%, 06/15/38Δ	950,000	1,377,832
Jefferies Group LLC
6.45%, 06/08/27	50,000	54,941
6.25%, 01/15/36Δ	185,000	189,200
JPMorgan Chase & Co.
4.25%, 11/02/18(Z)	385,000	270,652
5.60%, 07/15/41	2,547,000	3,052,228
4.95%, 06/01/45	1,400,000	1,496,331
KB Home
1.38%, 02/01/19 CONV	95,000	92,922
Kinder Morgan Energy Partners LP
5.80%, 03/15/35	280,000	296,864
Kinder Morgan, Inc.
5.55%, 06/01/45	1,300,000	1,372,259
Kraft Heinz Foods Co.
6.88%, 01/26/39Δ	267,000	336,494
6.50%, 02/09/40	1,000,000	1,222,398
5.20%, 07/15/45	655,000	688,237
Liberty Mutual Group, Inc.
6.50%, 03/15/35 144A	1,400,000	1,677,501
Lockheed Martin Corporation
4.70%, 05/15/46	1,238,000	1,352,102
Macy’s Retail Holdings, Inc.
6.38%, 03/15/37	240,000	254,299
Marathon Petroleum Corporation
5.00%, 09/15/54	598,000	508,286
Masco Corporation
7.75%, 08/01/29	275,000	337,249
6.50%, 08/15/32	55,000	59,792
McDonald’s Corporation
4.88%, 12/09/45Δ	828,000	890,353
Medtronic, Inc.
4.63%, 03/15/45	1,852,000	2,007,659
MetLife, Inc.
5.88%, 02/06/41	500,000	608,643
6.40%, 12/15/66	310,000	335,575

	Par	Value
Microchip Technology, Inc.
1.63%, 02/15/25 CONV	$85,000	$110,500
Microsoft Corporation
4.45%, 11/03/45Δ	595,000	635,489
3.70%, 08/08/46	594,000	560,701
Monsanto Co.
4.70%, 07/15/64	537,000	485,819
Morgan Stanley
4.75%, 11/16/18(A)	295,000	219,122
3.13%, 08/05/21(C)	235,000	180,682
4.35%, 09/08/26	410,000	420,974
4.30%, 01/27/45	1,092,000	1,092,670
Motorola Solutions, Inc.
6.63%, 11/15/37	46,000	46,667
Mutual of Omaha Insurance Co.
6.80%, 06/15/36 144A	100,000	119,806
Navient Corporation
5.88%, 10/25/24Δ	30,000	28,650
5.63%, 08/01/33	1,460,000	1,211,800
New Albertsons, Inc.
7.45%, 08/01/29Δ	55,000	52,250
8.70%, 05/01/30	25,000	25,250
8.00%, 05/01/31Δ	295,000	283,938
Newell Rubbermaid, Inc.
5.38%, 04/01/36	317,000	357,944
Noble Energy, Inc.
5.05%, 11/15/44Δ	1,016,000	1,022,767
Old Republic International Corporation
4.88%, 10/01/24	230,000	240,404
ON Semiconductor Corporation
1.00%, 12/01/20 CONVΔ	85,000	87,497
ONEOK Partners LP
6.20%, 09/15/43	5,000	5,578
Penn Mutual Life Insurance Co.
7.63%, 06/15/40 144A	1,750,000	2,176,764
Plains All American Pipeline LP
4.90%, 02/15/45Δ	995,000	922,568
Priceline Group, Inc.
0.90%, 09/15/21 CONVΔ	110,000	116,462
Prudential Financial, Inc.
6.63%, 06/21/40Δ	1,236,000	1,580,384
PulteGroup, Inc.
6.38%, 05/15/33Δ	1,000,000	1,002,500
Quicken Loans, Inc.
5.75%, 05/01/25 144A	125,000	122,188
Qwest Corporation
7.25%, 09/15/25	490,000	526,499
6.88%, 09/15/33Δ	1,918,000	1,836,122
RPM International, Inc.
2.25%, 12/15/20 CONV	22,000	26,441
Sempra Energy
6.00%, 10/15/39Δ	991,000	1,184,748
SM Energy Co.
5.00%, 01/15/24Δ	15,000	14,212
Southern Co.
4.40%, 07/01/46	1,723,000	1,711,234
Sprint Capital Corporation
6.88%, 11/15/28Δ	1,025,000	1,014,750
8.75%, 03/15/32Δ	20,000	22,050
Sprint Communications, Inc.
6.00%, 11/15/22Δ	40,000	40,400
Sprint Corporation
7.13%, 06/15/24	15,000	15,488

See Notes to Financial Statements.	127

EXTENDED-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Tenet Healthcare Corporation
5.00%, 03/01/19Δ	$225,000	$220,500
Textron, Inc.
6.63%, 04/07/20(U)	160,000	223,335
Time Warner Cable LLC
5.50%, 09/01/41	25,000	25,500
4.50%, 09/15/42	45,000	40,903
Time Warner, Inc.
4.85%, 07/15/45Δ	1,039,000	1,044,107
Toro Co.
6.63%, 05/01/37	300,000	329,983
Transcontinental Gas Pipe Line Co. LLC
7.85%, 02/01/26 144A	455,000	574,697
United Airlines Class A Pass-Through Trust Series 2014-1
4.00%, 10/11/27Δ	105,250	107,355
United States Steel Corporation
6.65%, 06/01/37Δ	95,000	82,412
University of Pennsylvania
4.67%, 09/01/12	3,234,000	3,207,151
Unum Group
5.75%, 08/15/42Δ	1,747,000	1,887,344
US Airways Class A Pass-Through Trust Series 2012-1
5.90%, 04/01/26	355,940	397,318
Verizon Communications, Inc.
6.00%, 04/01/41Δ	1,543,000	1,778,249
5.01%, 08/21/54	491,000	492,144
4.67%, 03/15/55Δ	580,000	547,024
Visa, Inc.
4.30%, 12/14/45	1,798,000	1,902,568
Wells Fargo & Co.
5.61%, 01/15/44	3,000,000	3,406,602
4.75%, 12/07/46	344,000	349,949
WestRock MWV LLC
7.55%, 03/01/47	515,000	609,499
Weyerhaeuser Co. REIT
6.88%, 12/15/33	580,000	707,235

Total Corporate Bonds (Cost $92,057,833)		100,929,606

FOREIGN BONDS — 15.3%
Australia — 1.0%
Barrick PD Australia Finance Proprietary, Ltd.
5.95%, 10/15/39	1,650,000	1,750,638
New South Wales Treasury Corporation
6.00%, 02/01/18(A)	730,000	550,129
3.50%, 03/20/19(A)	60,000	44,682

		2,345,449

Brazil — 0.3%
Brazilian Government International Bond
10.25%, 01/10/28(B)	2,525,000	726,344

Canada — 4.5%
Bombardier, Inc.
6.00%, 10/15/22 144AΔ	745,000	704,025
Canadian Government Bond Residual STRIP
1.65%, 06/01/25(C)Ω	3,685,000	2,397,439

	Par	Value
Enbridge, Inc.
5.50%, 12/01/46Δ	$549,000	$589,648
Glencore Finance Canada, Ltd.
6.00%, 11/15/41 144AΔ	807,000	801,487
Ontario Generic Residual STRIP
3.08%, 03/08/29(C)Ω	4,600,000	2,368,059
Saskatchewan Residual STRIP
2.14%, 02/04/22(C)Ω	3,000,000	2,016,646
TransCanada PipeLines, Ltd.
6.20%, 10/15/37	1,300,000	1,614,922

		10,492,226

Cayman Islands — 0.1%
Transocean, Inc.
5.55%, 10/15/22Δ	205,000	180,913
6.80%, 03/15/38Δ	20,000	15,600

		196,513

Ireland — 1.1%
GE Capital International Funding Co.
4.42%, 11/15/35	2,405,000	2,525,091

Italy — 0.4%
Telecom Italia Capital SA
6.00%, 09/30/34	1,010,000	939,300

Luxembourg — 0.5%
ArcelorMittal
8.00%, 10/15/39Δ	215,000	237,003
7.75%, 03/01/41 STEPΔ	975,000	1,043,250

		1,280,253

Mexico — 0.9%
America Movil SAB de CV
6.45%, 12/05/22(M)	2,600,000	114,293
8.46%, 12/18/36(M)	12,000,000	509,483
Mexican Bonos
8.00%, 12/07/23(M)	21,300,000	1,067,226
10.00%, 12/05/24(M)	3,500,000	195,659
7.50%, 06/03/27(M)	3,500,000	168,332
8.50%, 05/31/29(M)	500,000	25,704
7.75%, 05/29/31(M)	1,000,000	48,233

		2,128,930

Netherlands — 2.1%
Cooperatieve Rabobank UA
4.63%, 12/01/23Δ	2,996,000	3,156,720
5.25%, 05/24/41Δ	1,023,000	1,193,249
Enel Finance International NV
6.00%, 10/07/39 144A	500,000	560,399
Petrobras Global Finance BV
5.63%, 05/20/43	120,000	89,304

		4,999,672

New Zealand — 0.3%
New Zealand Government Bond
5.00%, 03/15/19(Z)	945,000	694,871

Norway — 0.4%
Norway Government Bond
4.25%, 05/19/17 144A(K)	7,670,000	900,458
4.50%, 05/22/19 144A(K)	265,000	33,418
3.75%, 05/25/21 144A(K)	196,000	25,286

		959,162

128	See Notes to Financial Statements.

	Par	Value
Saudi Arabia — 0.2%
Saudi Government International Bond
4.50%, 10/26/46 144AΔ	$520,000	$499,461

Spain — 0.4%
Telefonica Emisiones SA Unipersonal
7.05%, 06/20/36	900,000	1,047,564

Supranational — 1.0%
Inter-American Development Bank
6.00%, 12/15/17(Z)	3,115,000	2,233,526

United Kingdom — 2.1%
Barclays PLC
3.65%, 03/16/25	2,300,000	2,232,086
Ensco PLC
5.75%, 10/01/44	690,000	503,700
Lloyds Banking Group PLC
5.30%, 12/01/45 144A	1,056,000	1,094,592
Standard Chartered PLC
5.70%, 03/26/44 144A	1,100,000	1,102,401

		4,932,779

Total Foreign Bonds (Cost $37,363,101)		36,001,141

MUNICIPAL BONDS — 0.8%
State of Illinois, General Obligation
5.10%, 06/01/33	235,000	207,933
University of California, Revenue Bond, Series AD
4.86%, 05/15/12	1,768,000	1,710,557

Total Municipal Bonds (Cost $1,967,794)		1,918,490

U.S. TREASURY OBLIGATIONS — 36.2%
U.S. Treasury Bonds
4.63%, 02/15/40	2,689,000	3,437,351
4.38%, 05/15/40	26,024,200	32,162,242
2.75%, 11/15/42	1,200,000	1,133,719
2.88%, 05/15/43Δ	1,691,000	1,633,797
3.13%, 08/15/44Δ	2,805,000	2,839,625
2.88%, 08/15/45	6,285,000	6,049,558
2.50%, 02/15/46Δ	5,212,800	4,633,387
2.50%, 05/15/46Δ	22,503,200	19,998,841
2.25%, 08/15/46Δ	2,105,000	1,770,010

		73,658,530

U.S. Treasury Notes
1.63%, 05/15/26	9,127,000	8,512,534
1.50%, 08/15/26	3,127,000	2,876,108

		11,388,642

Total U.S. Treasury Obligations (Cost $93,554,355)		85,047,172

	Shares	Value
PREFERRED STOCKS — 0.2%
Arconic, Inc.
5.38%, 10/01/17 CONV	$1,660	$50,165
Chesapeake Energy Corporation
5.00%, 12/31/49 CONV	620	33,263
5.75%,
12/31/49 CONV 144AΔ	80	43,950
El Paso Energy Capital Trust I
4.75%, 03/31/28 CONV	5,350	265,628

Total Preferred Stocks (Cost $435,264)		393,006

MONEY MARKET FUNDS — 7.8%
GuideStone Money Market Fund
(Investor Class)¥	6,093,198	6,093,198
Northern Institutional Liquid Assets Portfolio§	12,338,183	12,338,183

Total Money Market Funds (Cost $18,431,381)		18,431,381

TOTAL INVESTMENTS — 104.6% (Cost $246,815,206)		245,746,815
Liabilities in Excess of Other Assets — (4.6)%		(10,745,893)

NET ASSETS — 100.0%		$235,000,922

See Notes to Financial Statements.	129

EXTENDED-DURATION BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2016, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Asset-Backed Security	$3,026,019	$—	$3,026,019	$—
Corporate Bonds	100,929,606	—	100,929,562	44
Foreign Bonds	36,001,141	—	36,001,141	—
Money Market Funds	18,431,381	18,431,381	—	—
Municipal Bonds	1,918,490	—	1,918,490	—
Preferred Stocks	393,006	83,428	309,578	—
U.S. Treasury Obligations	85,047,172	—	85,047,172	—

Total Assets - Investments in Securities	$245,746,815	$18,514,809	$227,231,962	$44

Management has determined that the amount of transfers between Level 1 and Level 2 compared to total net assets is not material; therefore, the amount of transfers between Level 1 and Level 2 is not shown for the year ended December 31, 2016.

There were no transfers between Level 2 and Level 3 during the year ended December 31, 2016.

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the year ended December 31, 2016.

130	See Notes to Financial Statements.

Global Bond Fund (Unaudited)

The divergence of monetary policies among the major central banks continued during 2016 creating both risks and potential opportunities for global bond investors. In response to a low unemployment rate and an inflation level near its target, the Federal Reserve (the “Fed”) increased the federal funds rate by 0.25% in December. In fact, growing evidence such as rising oil prices suggested that price deflation fears for much of the global economy may be waning. Economic growth remained below the long-term averages, however, prompting the European Central Bank and the Bank of Japan to continue to purchase securities throughout 2016 in an attempt to drive stronger economic expansion. This dynamic of differing policies will continue to be a major factor in the relative attractiveness of bonds and currencies around the globe.

The U.S. dollar continued to gain in value relative to other major currencies, including the Great Britain pound, the Japanese yen and the euro. This dollar strength dampened returns for U.S. investors on international bonds denominated in currencies other than U.S. dollars. This trend may well continue should the Fed continue to increase short-term interest rates in the United States while the other major central banks maintain their stimulus efforts. The global bond market, as measured by the Bloomberg Barclays Global Aggregate Bond Index, posted an annual return of 2.09% for 2016. Emerging market debt, as measured by the J.P. Morgan EMBI Plus (“J.P. Morgan EMBI+”) (a U.S. dollar denominated index), generated an annual return of 9.62%.

The Fund is actively managed and invests in a diversified portfolio composed primarily of global fixed-income securities with an average dollar-weighted duration (a measure of bond prices’ sensitivity to changes in interest rates) normally between three to 10 years. The Fund maintained its global focus, seeking investment opportunities across a wide array of economies, credits, yield curves and currencies. For the one-year period ended December 31, 2016, the Investor Class of the Fund outperformed its composite benchmark, 50% Bloomberg Barclays Global Aggregate Bond Index, 25% J.P. Morgan EMBI+ and 25% Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Bond Index, (10.91% versus 7.62%). The outperformance was primarily due to the narrowing of credit spreads during the year. High yield exposure, particularly in the industrials segment of the corporate sector, was a strong contributor to the relative annual performance of the Fund. A shorter duration and an underweight to U.S. Treasury bonds also contributed positively. The strengthening of the U.S. dollar detracted from the Fund’s relative performance during the year.

Additionally, U.S. Treasury and currency futures contracts along with options on U.S. Treasuries and Euro-futures were used for the common purposes of implementing yield curve positioning strategies within the Fund. Currency options and forward contracts were used to hedge against foreign currency fluctuations. While some of the currency forward contracts added value, overall these strategies detracted modestly from performance during the year.

During the year, the Fund remained focused on its objective of seeking to maximize total return through capital gains and current income while preserving principal value.

This Fund may be suitable for investors who have a medium- to long-term investment horizon, seek higher returns than those offered by a shorter maturity bond fund, can accept short-term fluctuations in account value and want to diversify their portfolio with a globally diversified fixed income investment option. This Fund may invest, to a large extent, in high yield securities, commonly known as junk bonds. While offering higher current yields, these securities may be considered speculative and are subject to greater risks than higher-rated bonds. Securities of emerging countries may involve additional risks including price volatility, reduced liquidity, currency fluctuation and financial reporting requirements as well as political and economic instability. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. To the extent that the investment adviser misjudges current market conditions, the Fund’s volatility may be amplified by its use of derivatives and by its ability to select sub-advisers to allocate assets. Some derivatives may increase the risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the net asset value of the Fund generally to decline faster than it would otherwise. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns. It is possible to lose money by investing in the Fund.

131

Global Bond Fund (Unaudited)

At December 31, 2016, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

	%
Corporate Bonds	45.4
Foreign Bonds	24.2
Money Market Funds	17.9
U.S. Treasury Obligations	15.0
Loan Agreements	2.2
Mortgage-Backed Securities	2.0
Common Stocks	1.0
Foreign Government Inflation-Linked Bond	0.7
Preferred Stocks	0.5
Purchased Option	0.2
Foreign Common Stocks	0.1
Municipal Bond	0.1
Written Option	—	**

	109.3

**Rounds to less than 0.05%

Global Bond Fund (Unaudited)

Average Annual Total Returns as of 12/31/16
	Institutional Class*	Investor Class*	Benchmark**
One Year	11.24%	10.91%	7.62%
Five Year	N/A	3.90%	3.22%
Ten Year	N/A	5.12%	5.28%
Since Inception(1)	1.69%	5.12%	5.29%
Inception Date	04/30/15	12/29/06
Total Fund Operating Expenses (May 1, 2016 Prospectus)(2)	0.61%	0.85%

(1)The Since Inception benchmark performance is based on the start date of December 29, 2006, which corresponds with the inception date of the Investor Class, the longest operating class of the Fund.

(2)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2006 to December 31, 2016, with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a weighted composite benchmark index consisting of 25% J.P. Morgan EMBI Plus, 50% Bloomberg

Barclays Global Aggregate Bond Index and 25% Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Bond Index.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

GLOBAL BOND FUND SCHEDULE OF INVESTMENTS	December 31, 2016

	Par	Value
CORPORATE BONDS — 45.4%
Abbott Laboratories
3.75%, 11/30/26	$1,540,000	$1,532,500
Activision Blizzard, Inc.
6.13%, 09/15/23 144A	60,000	65,673
AECOM
5.75%, 10/15/22	55,000	58,410
5.88%, 10/15/24	55,000	58,994
AES Corporation
4.88%, 05/15/23	1,350,000	1,340,145
Ally Financial, Inc.
5.50%, 02/15/17	70,000	70,306
8.00%, 12/31/18	104,000	113,750
3.50%, 01/27/19	1,000,000	1,007,500
8.00%, 03/15/20	161,000	182,735
5.13%, 09/30/24Δ	920,000	938,400
8.00%, 11/01/31	345,000	401,897
American Airlines Class B Pass-Through Trust Series 2016-1
5.25%, 07/15/25	1,834,109	1,889,132
American Airlines Group, Inc.
5.50%, 10/01/19 144A	1,825,000	1,893,438
American Axle & Manufacturing, Inc.
6.63%, 10/15/22	150,000	155,430
Anadarko Petroleum Corporation
3.45%, 07/15/24	135,000	132,740
4.50%, 07/15/44	215,000	202,778
Antero Resources Corporation
5.38%, 11/01/21	365,000	374,581
5.13%, 12/01/22	475,000	482,125
5.63%, 06/01/23	155,000	159,456
Anthem, Inc.
6.38%, 06/15/37	221,000	266,299
Arconic, Inc.
5.87%, 02/23/22	5,000	5,375
5.90%, 02/01/27	825,000	864,188
6.75%, 01/15/28	1,380,000	1,486,260
5.95%, 02/01/37	65,000	63,554
Ashtead Capital, Inc.
5.63%, 10/01/24 144A	330,000	347,325
AT&T, Inc.
3.88%, 08/15/21	60,000	62,012
Atrium Windows & Doors, Inc.
7.75%, 05/01/19 144A	565,000	525,450
Avon Products, Inc.
8.95%, 03/15/43	115,000	101,488
Bank of America Corporation
5.49%, 03/15/19	100,000	106,195
4.25%, 10/22/26	100,000	101,412
6.05%, 06/01/34	700,000	784,960
6.11%, 01/29/37	1,300,000	1,528,641
6.50%, 10/29/49†	920,000	962,550
5.20%, 12/29/49†Δ	300,000	288,000
Barrick North America Finance LLC
5.75%, 05/01/43	1,970,000	2,077,909
Baytex Energy Corporation
5.63%, 06/01/24 144A	110,000	97,625
Beazer Homes USA, Inc.
7.25%, 02/01/23Δ	50,000	51,000
Berry Petroleum Co. LLC
6.38%, 09/15/22#Δ	60,000	38,550

	Par	Value
Best Buy Co., Inc.
5.00%, 08/01/18	$3,455,000	$3,617,869
Blue Cube Spinco, Inc.
10.00%, 10/15/25	1,525,000	1,849,062
Blue Racer Midstream LLC
6.13%, 11/15/22 144AΔ	200,000	201,000
Braskem America Finance Co.
7.13%, 07/22/41Δ	900,000	911,250
CalAmp Corporation
1.63%, 05/15/20 CONV	65,000	62,969
CalAtlantic Group, Inc.
0.25%, 06/01/19 CONV	140,000	131,075
California Resources Corporation
8.00%, 12/15/22 144A	420,000	375,900
Calpine Corporation
5.88%, 01/15/24 144AΔ	274,000	287,015
Care Capital Properties LP REIT
5.13%, 08/15/26 144A	220,000	214,706
Carrizo Oil & Gas, Inc.
6.25%, 04/15/23Δ	320,000	329,600
CBC Ammo LLC
7.25%, 11/15/21 144A	350,000	345,625
CCO Holdings LLC
5.38%, 05/01/25 144AΔ	130,000	134,225
Celgene Corporation
5.00%, 08/15/45	310,000	323,550
Cemex Finance LLC
9.38%, 10/12/22Δ	550,000	600,875
Cengage Learning, Inc.
9.50%, 06/15/24 144A	430,000	383,775
Centene Corporation
5.63%, 02/15/21	180,000	189,702
4.75%, 05/15/22	370,000	375,550
6.13%, 02/15/24	200,000	211,250
4.75%, 01/15/25	260,000	254,475
Century Intermediate Holding Co. 2 Cash coupon
9.75%, 02/15/19 PIK 144A	130,000	129,188
CenturyLink, Inc.
5.63%, 04/01/20Δ	295,000	313,069
7.60%, 09/15/39	810,000	710,775
7.65%, 03/15/42	165,000	145,200
Charter Communications Operating LLC
6.48%, 10/23/45	900,000	1,044,101
Chemours Co.
6.63%, 05/15/23Δ	1,055,000	1,049,725
7.00%, 05/15/25Δ	195,000	193,050
Chesapeake Energy Corporation
4.13%, 04/15/19†	20,000	20,200
6.63%, 08/15/20	145,000	147,175
6.88%, 11/15/20Δ	5,000	5,025
6.13%, 02/15/21Δ	665,000	651,700
5.38%, 06/15/21	80,000	75,400
4.88%, 04/15/22Δ	2,620,000	2,403,850
5.75%, 03/15/23Δ	800,000	756,000
5.50%, 09/15/26 CONV 144A	40,000	43,500
2.50%, 05/15/37 CONV	67,000	67,921
2.25%, 12/15/38 CONV	1,560,000	1,536,600

134	See Notes to Financial Statements.

	Par	Value
Ciena Corporation
0.88%, 06/15/17 CONV	$950,000	$950,594
3.75%, 10/15/18 CONV 144A	415,000	562,584
Cincinnati Bell, Inc.
7.00%, 07/15/24 144A	355,000	376,300
Cincinnati Bell Telephone Co. LLC
6.30%, 12/01/28	155,000	151,900
CIT Group, Inc.
5.00%, 08/15/22	500,000	522,500
5.00%, 08/01/23	670,000	693,450
Citigroup, Inc.
5.13%, 11/12/19(Z)	640,000	457,182
3.50%, 05/15/23	1,305,000	1,302,629
5.35%, 04/29/49†Δ	360,000	339,750
5.95%, 12/29/49†	250,000	247,238
6.30%, 12/29/49†Δ	1,330,000	1,320,358
Clear Channel Worldwide Holdings, Inc.
7.63%, 03/15/20	345,000	346,076
Cleaver-Brooks, Inc.
8.75%, 12/15/19 144A	110,000	115,088
Cliffs Natural Resources, Inc.
8.00%, 09/30/20 144AΔ	748,000	781,660
CME Group, Inc.
5.30%, 09/15/43	860,000	1,009,765
Comcast Corporation
5.15%, 03/01/20Δ	170,000	185,649
3.15%, 03/01/26Δ	1,010,000	997,719
Communications Sales & Leasing, Inc. REIT
8.25%, 10/15/23	170,000	181,050
Compiler Finance Sub, Inc.
7.00%, 05/01/21 144A	70,000	32,550
ConocoPhillips
6.50%, 02/01/39	20,000	25,400
Consolidated Communications, Inc.
6.50%, 10/01/22Δ	60,000	59,850
Continental Airlines Class A Pass-Through Trust Series 2007-1
5.98%, 10/19/23	411,175	454,862
Continental Resources, Inc.
4.50%, 04/15/23	30,000	29,550
3.80%, 06/01/24	130,000	120,575
4.90%, 06/01/44Δ	370,000	318,200
Crestwood Midstream Partners LP
6.13%, 03/01/22	240,000	247,200
6.25%, 04/01/23	120,000	123,000
Crown Americas LLC
4.25%, 09/30/26 144A	250,000	235,938
CSC Holdings LLC
10.88%, 10/15/25 144A	1,070,000	1,275,975
CST Brands, Inc.
5.00%, 05/01/23	170,000	176,375
CTR Partnership LP REIT
5.88%, 06/01/21	500,000	511,250
Cummins, Inc.
5.65%, 03/01/98	860,000	889,906
D.R. Horton, Inc.
4.38%, 09/15/22	1,405,000	1,434,856

	Par	Value
DaVita, Inc.
5.00%, 05/01/25	$90,000	$88,762
Delta Air Lines Class B Pass-Through Trust Series 2007-1
8.02%, 02/10/24	50,671	58,275
Diamond 1 Finance Corporation
4.42%, 06/15/21 144A	970,000	1,004,695
5.88%, 06/15/21 144A	500,000	532,148
7.13%, 06/15/24 144AΔ	290,000	322,133
6.02%, 06/15/26 144A	260,000	282,158
8.10%, 07/15/36 144A	440,000	524,782
8.35%, 07/15/46 144A	240,000	296,427
Dillard’s, Inc.
7.75%, 07/15/26	890,000	1,023,500
DISH DBS Corporation
5.88%, 07/15/22	600,000	633,000
5.00%, 03/15/23	410,000	408,975
5.88%, 11/15/24	1,510,000	1,559,452
7.75%, 07/01/26Δ	290,000	327,700
DJO Finance LLC
8.13%, 06/15/21 144A	830,000	724,175
Dollar Tree, Inc.
5.75%, 03/01/23	920,000	978,714
DPL, Inc.
6.75%, 10/01/19Δ	390,000	398,775
DS Services of America, Inc.
10.00%, 09/01/21 144A	265,000	291,831
El Paso Natural Gas Co. LLC
8.63%, 01/15/22Δ	90,000	110,318
8.38%, 06/15/32	75,000	93,227
Embarq Corporation
8.00%, 06/01/36	995,000	935,300
Enbridge Energy Partners LP
5.88%, 10/15/25Δ	460,000	513,735
7.38%, 10/15/45	435,000	541,355
Enterprise Products Operating LLC
4.59%, 08/01/66†	60,000	56,507
ERAC USA Finance LLC
7.00%, 10/15/37 144A	1,065,000	1,353,480
Extraction Oil & Gas Holdings LLC
7.88%, 07/15/21 144A	400,000	430,000
First Data Corporation
7.00%, 12/01/23 144A	260,000	277,550
FirstCash, Inc.
6.75%, 04/01/21	40,000	41,500
FirstEnergy Corporation
7.38%, 11/15/31	185,000	239,029
Florida East Coast Holdings Corporation
6.75%, 05/01/19 144A	630,000	653,625
9.75%, 05/01/20 144A	40,000	41,300
Ford Motor Co.
6.63%, 10/01/28	850,000	1,001,422
4.75%, 01/15/43Δ	510,000	485,962
Ford Motor Credit Co. LLC
4.39%, 01/08/26	3,085,000	3,132,355
Freeport-McMoRan, Inc.
3.55%, 03/01/22Δ	380,000	355,300
5.40%, 11/14/34Δ	115,000	97,175
5.45%, 03/15/43	1,800,000	1,498,536

See Notes to Financial Statements.	135

GLOBAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Fresenius Medical Care US Finance II, Inc.
5.88%, 01/31/22 144A	$750,000	$825,000
Frontier Communications Corporation
11.00%, 09/15/25 144A	295,000	305,694
7.88%, 01/15/27	405,000	337,162
FTS International, Inc.
6.25%, 05/01/22	210,000	175,350
GameStop Corporation
5.50%, 10/01/19 144AΔ	295,000	303,112
Gates Global LLC
6.00%, 07/15/22 144A	195,000	191,685
General Electric Co.
3.15%, 09/07/22	95,000	97,099
6.75%, 03/15/32	30,000	39,996
6.88%, 01/10/39	161,000	227,445
General Motors Co.
6.25%, 10/02/43	840,000	931,762
5.20%, 04/01/45	80,000	77,393
6.75%, 04/01/46	130,000	152,976
General Motors Financial Co., Inc.
4.38%, 09/25/21	120,000	124,610
3.45%, 04/10/22	300,000	297,034
5.25%, 03/01/26	625,000	657,726
Genesis Energy LP
5.63%, 06/15/24	130,000	128,375
Genworth Holdings, Inc.
4.90%, 08/15/23	250,000	207,500
4.80%, 02/15/24	90,000	73,800
6.50%, 06/15/34	110,000	88,550
GEO Group, Inc. REIT
5.88%, 10/15/24	100,000	99,125
Georgia-Pacific LLC
8.88%, 05/15/31	605,000	898,493
Gilead Sciences, Inc.
4.00%, 09/01/36	480,000	461,179
4.75%, 03/01/46	820,000	850,445
4.15%, 03/01/47	540,000	514,185
Global Marine, Inc.
7.00%, 06/01/28Δ	45,000	36,675
Goldman Sachs Capital II
4.00%, 12/29/49†Δ	58,000	47,478
Goldman Sachs Group, Inc.
2.90%, 07/19/18	130,000	131,845
6.75%, 10/01/37	355,000	439,699
Goodyear Tire & Rubber Co.
5.13%, 11/15/23Δ	1,030,000	1,066,050
7.00%, 03/15/28	690,000	734,850
Guitar Center, Inc.
6.50%, 04/15/19 144A	310,000	282,875
Hanesbrands, Inc.
4.63%, 05/15/24 144A	160,000	156,000
4.88%, 05/15/26 144AΔ	150,000	147,375
Hardwoods Acquisition, Inc.
7.50%, 08/01/21 144A	40,000	34,000
Harris Corporation
5.05%, 04/27/45	950,000	1,006,852
HCA, Inc.
7.50%, 02/15/22	40,000	45,500
5.88%, 05/01/23	80,000	85,200
8.36%, 04/15/24	90,000	102,600
5.38%, 02/01/25	190,000	190,712

	Par	Value
7.69%, 06/15/25	$815,000	$890,388
7.58%, 09/15/25	715,000	773,988
5.88%, 02/15/26	880,000	908,600
5.25%, 06/15/26	500,000	518,125
7.05%, 12/01/27	20,000	20,600
7.50%, 11/06/33	205,000	218,325
7.75%, 07/15/36	120,000	127,500
Hercules, LLC
6.50%, 06/30/29	250,000	243,125
Hexion, Inc.
9.00%, 11/15/20	185,000	145,225
Hilton Worldwide Finance LLC
5.63%, 10/15/21	380,000	392,565
IASIS Healthcare LLC
8.38%, 05/15/19	530,000	463,750
Iconix Brand Group, Inc.
1.50%, 03/15/18 CONVΔ	225,000	212,625
Intel Corporation
3.25%, 08/01/39 CONV	365,000	644,227
International Lease Finance Corporation
3.88%, 04/15/18	10,000	10,212
6.25%, 05/15/19	75,000	80,812
4.63%, 04/15/21	300,000	311,625
5.88%, 08/15/22	230,000	250,125
INVISTA Finance LLC
4.25%, 10/15/19 144A	915,000	911,701
Iron Mountain, Inc. REIT
6.00%, 10/01/20 144A	70,000	74,025
iStar, Inc. REIT
7.13%, 02/15/18	150,000	155,062
4.88%, 07/01/18	95,000	95,238
J.C. Penney Corporation, Inc.
6.38%, 10/15/36Δ	480,000	406,200
7.63%, 03/01/97Δ	815,000	676,450
Jefferies Finance LLC
7.50%, 04/15/21 144A	275,000	273,281
6.88%, 04/15/22 144A	200,000	194,000
Jefferies Group LLC
5.13%, 04/13/18	55,000	56,868
6.88%, 04/15/21	270,000	307,450
5.13%, 01/20/23	305,000	319,609
6.45%, 06/08/27	35,000	38,459
3.88%, 11/01/29 CONV	55,000	55,756
6.25%, 01/15/36	1,135,000	1,160,766
6.50%, 01/20/43	510,000	526,451
JPMorgan Chase & Co.
4.25%, 11/02/18(Z)	360,000	253,077
6.13%, 12/29/49†Δ	260,000	261,625
K. Hovnanian Enterprises, Inc.
7.00%, 01/15/19 144AΔ	115,000	98,325
8.00%, 11/01/19 144A	165,000	132,825
5.00%, 11/01/21	795,000	645,938
KB Home
1.38%, 02/01/19 CONV	440,000	430,375
Kinder Morgan Energy Partners LP
6.50%, 02/01/37	75,000	82,426
6.95%, 01/15/38	90,000	104,704
Kinder Morgan, Inc.
7.75%, 01/15/32	80,000	98,269
Kraft Heinz Foods Co.
4.88%, 02/15/25 144A	196,000	211,593
5.20%, 07/15/45	960,000	1,008,713

136	See Notes to Financial Statements.

	Par	Value
Lamb Weston Holdings, Inc.
4.63%, 11/01/24 144A	$440,000	$442,200
4.88%, 11/01/26 144A	310,000	307,481
Lennar Corporation
4.75%, 11/15/22	315,000	324,450
Lockheed Martin Corporation
3.80%, 03/01/45	1,090,000	1,036,616
Magnum Hunter Resources Corporation (Escrow)
0.00%, 12/31/20+Ω	470,000	—
Masco Corporation
7.75%, 08/01/29	250,000	306,590
6.50%, 08/15/32	175,000	190,246
MBIA Insurance Corporation
12.14%, 01/15/33 144A†	435,000	202,275
Meccanica Holdings USA, Inc.
6.25%, 01/15/40 144A	335,000	341,700
Michael Baker International LLC
8.25%, 10/15/18 144A	60,000	59,400
Microchip Technology, Inc.
1.63%, 02/15/25 CONV	280,000	364,000
Micron Technology, Inc.
5.25%, 08/01/23 144A	330,000	332,888
5.50%, 02/01/25	1,055,000	1,055,000
5.63%, 01/15/26 144AΔ	985,000	981,306
Midas Intermediate Holdco II LLC
7.88%, 10/01/22 144A	1,015,000	1,053,062
Miran Mid-Atlantic Pass-Through Trust Series C
10.06%, 12/30/28	769,693	657,125
Morgan Stanley
4.75%, 11/16/18(A)	275,000	204,267
5.75%, 01/25/21	205,000	227,671
3.13%, 08/05/21(C)	535,000	411,340
3.75%, 02/25/23	125,000	128,568
4.10%, 05/22/23	370,000	380,344
6.25%, 08/09/26	400,000	478,915
4.35%, 09/08/26	940,000	965,160
Motorola Solutions, Inc.
6.63%, 11/15/37	105,000	106,523
MPH Acquisition Holdings LLC
7.13%, 06/01/24 144A	350,000	369,285
MPLX LP
5.50%, 02/15/23	240,000	249,723
4.50%, 07/15/23	20,000	20,340
4.88%, 12/01/24 144AΔ	460,000	474,413
4.88%, 06/01/25	75,000	77,240
MPT Operating Partnership LP REIT
5.25%, 08/01/26	340,000	334,050
Murray Energy Corporation
11.25%, 04/15/21 144A	310,000	241,800
Mutual of Omaha Insurance Co.
6.80%, 06/15/36 144A	1,200,000	1,437,668
Navient Corporation
5.00%, 06/15/18	700,000	701,750
8.45%, 06/15/18	472,000	509,760
5.50%, 01/15/19	75,000	78,000
4.88%, 06/17/19	220,000	228,250
8.00%, 03/25/20	600,000	667,140
5.88%, 03/25/21Δ	320,000	333,200

	Par	Value
5.50%, 01/25/23	$1,720,000	$1,674,850
6.13%, 03/25/24	1,480,000	1,444,850
5.88%, 10/25/24Δ	600,000	573,000
Neiman Marcus Group, Ltd. LLC
8.00%, 10/15/21 144AΔ	80,000	59,800
Cash coupon 8.75% or PIK 9.50%, 10/15/21 144AΔ	50,000	35,625
NES Rentals Holdings, Inc.
7.88%, 05/01/18 144A	10,000	10,000
New Albertsons, Inc.
7.75%, 06/15/26	410,000	407,950
7.45%, 08/01/29	1,375,000	1,306,250
8.00%, 05/01/31Δ	1,210,000	1,164,625
Newell Brands, Inc.
3.85%, 04/01/23	1,280,000	1,329,548
4.00%, 12/01/24	445,000	455,866
4.20%, 04/01/26	470,000	491,127
Newfield Exploration Co.
5.63%, 07/01/24	955,000	1,000,362
Newmont Mining Corporation
4.88%, 03/15/42	575,000	541,394
NGL Energy Partners LP
7.50%, 11/01/23 144A	460,000	477,250
NGPL PipeCo LLC
7.77%, 12/15/37 144AΔ	200,000	213,000
Nine West Holdings, Inc.
6.13%, 11/15/34	125,000	23,750
NRG Energy, Inc.
7.25%, 05/15/26 144AΔ	350,000	350,000
6.63%, 01/15/27 144A	140,000	133,000
NRG REMA LLC
9.68%, 07/02/26	300,000	193,875
Nuance Communications, Inc.
1.00%, 12/15/35 CONV 144AΔ	1,215,000	1,100,425
NWH Escrow Corporation
7.50%, 08/01/21 144A	100,000	84,500
Oasis Petroleum, Inc.
6.50%, 11/01/21Δ	190,000	194,512
6.88%, 03/15/22Δ	700,000	721,000
6.88%, 01/15/23	190,000	195,700
Old Republic International Corporation
3.75%, 03/15/18 CONV	1,600,000	2,010,000
4.88%, 10/01/24	520,000	543,521
ON Semiconductor Corporation
1.00%, 12/01/20 CONVΔ	645,000	663,947
ONEOK Partners LP
4.90%, 03/15/25Δ	60,000	64,464
6.20%, 09/15/43	20,000	22,313
Outfront Media Capital LLC
5.25%, 02/15/22	110,000	114,538
5.88%, 03/15/25	170,000	178,712
Owens Corning
7.00%, 12/01/36	1,800,000	2,140,299
Owens-Brockway Glass Container, Inc.
5.38%, 01/15/25 144AΔ	1,500,000	1,516,875
Pactiv LLC
8.38%, 04/15/27	200,000	219,500
Penn Mutual Life Insurance Co.
7.63%, 06/15/40 144A	685,000	852,048
PetSmart, Inc.
7.13%, 03/15/23 144AΔ	50,000	51,125

See Notes to Financial Statements.	137

GLOBAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Post Holdings, Inc.
5.00%, 08/15/26 144A	$590,000	$566,400
Priceline Group, Inc.
0.90%, 09/15/21 CONVΔ	570,000	603,487
Pride International, Inc.
7.88%, 08/15/40	270,000	243,000
PulteGroup, Inc.
7.88%, 06/15/32	1,500,000	1,672,500
6.38%, 05/15/33	470,000	471,175
6.00%, 02/15/35	180,000	173,700
QEP Resources, Inc.
6.88%, 03/01/21Δ	180,000	192,150
5.38%, 10/01/22	135,000	136,012
5.25%, 05/01/23	1,500,000	1,511,250
Quicken Loans, Inc.
5.75%, 05/01/25 144A	1,395,000	1,363,612
Qwest Capital Funding, Inc.
6.50%, 11/15/18	225,000	239,906
Qwest Corporation
6.88%, 09/15/33	2,124,000	2,033,329
7.25%, 10/15/35Δ	110,000	104,440
R.R. Donnelley & Sons Co.
7.00%, 02/15/22	38,000	38,380
6.00%, 04/01/24	465,000	440,587
Rain CII Carbon LLC
8.50%, 01/15/21(E)	100,000	105,002
Range Resources Corporation
5.00%, 08/15/22 144A	520,000	519,350
5.00%, 03/15/23 144AΔ	1,450,000	1,439,125
4.88%, 05/15/25Δ	240,000	233,700
Regency Energy Partners LP
5.88%, 03/01/22	340,000	374,421
5.00%, 10/01/22	80,000	84,878
Reliance Holding USA, Inc.
4.50%, 10/19/20 144A	540,000	570,076
Reynolds Group Issuer, Inc.
5.75%, 10/15/20	60,000	61,950
Rovi Corporation
0.50%, 03/01/20 CONV	985,000	1,008,394
RPM International, Inc.
2.25%, 12/15/20 CONV	47,000	56,488
Sabine Pass Liquefaction LLC
5.63%, 02/01/21	440,000	473,000
Sanchez Energy Corporation
7.75%, 06/15/21	70,000	71,575
6.13%, 01/15/23Δ	170,000	162,350
Sealed Air Corporation
4.88%, 12/01/22 144A	25,000	25,781
5.50%, 09/15/25 144AΔ	555,000	574,425
ServiceMaster Co. LLC
7.45%, 08/15/27	1,195,000	1,263,712
Sidewinder Drilling, Inc.
9.75%, 11/15/19 144A†	820,000	55,350
Simmons Foods, Inc.
7.88%, 10/01/21 144AΔ	500,000	516,250
SM Energy Co.
5.00%, 01/15/24	40,000	37,900
Southern Copper Corporation
5.25%, 11/08/42	550,000	506,633
Southwestern Energy Co.
6.70%, 01/23/25Δ	280,000	287,700
Spectrum Brands, Inc.
5.75%, 07/15/25	910,000	948,675

	Par	Value
Springleaf Finance Corporation
7.75%, 10/01/21Δ	$145,000	$153,519
8.25%, 10/01/23	55,000	57,750
Sprint Capital Corporation
6.88%, 11/15/28	2,865,000	2,836,350
8.75%, 03/15/32Δ	645,000	711,112
Sprint Communications, Inc.
11.50%, 11/15/21	570,000	702,525
Sprint Corporation
7.88%, 09/15/23	680,000	727,600
Steel Dynamics, Inc.
6.38%, 08/15/22Δ	400,000	419,000
Targa Resources Partners LP
4.13%, 11/15/19Δ	2,125,000	2,162,188
4.25%, 11/15/23	110,000	105,738
6.75%, 03/15/24	1,050,000	1,131,375
5.13%, 02/01/25 144AΔ	370,000	368,612
5.38%, 02/01/27 144A	390,000	388,050
Taylor Morrison Communities, Inc.
5.25%, 04/15/21 144A	410,000	422,300
Tenet Healthcare Corporation
5.00%, 03/01/19 144A	560,000	548,800
7.50%, 01/01/22 144AΔ	110,000	114,950
8.13%, 04/01/22	310,000	294,035
6.75%, 06/15/23 144AΔ	285,000	252,225
6.88%, 11/15/31	85,000	65,981
Tesoro Logistics LP
6.13%, 10/15/21	70,000	73,675
6.38%, 05/01/24Δ	190,000	204,250
Textron, Inc.
6.63%, 04/07/20(U)	130,000	181,460
Time Warner Cable LLC
8.75%, 02/14/19	190,000	214,224
8.25%, 04/01/19	40,000	44,971
5.50%, 09/01/41	60,000	61,201
4.50%, 09/15/42	105,000	95,441
Time Warner, Inc.
4.00%, 01/15/22	100,000	103,940
TMX Finance LLC
8.50%, 09/15/18 144A	50,000	43,875
TransDigm, Inc.
6.50%, 07/15/24	199,000	209,199
6.50%, 05/15/25	195,000	204,994
Transocean Proteus, Ltd.
6.25%, 12/01/24 144AΔ	1,605,000	1,628,080
TRI Pointe Group, Inc.
4.38%, 06/15/19	100,000	102,250
5.88%, 06/15/24Δ	5,000	5,175
TRU Taj LLC
12.00%, 08/15/21 144A	193,000	190,105
United Airlines Class A Pass-Through Trust Series 2014-1
4.00%, 10/11/27	228,804	233,380
United Airlines Class B Pass-Through Trust Series 2014-2
4.63%, 03/03/24	81,380	83,313
United Airlines Pass-Through Trust Series 2007-1
6.64%, 01/02/24	178,324	192,367

138	See Notes to Financial Statements.

	Par	Value
United Rentals North America, Inc.
6.13%, 06/15/23	$400,000	$426,000
5.75%, 11/15/24Δ	540,000	569,700
5.50%, 05/15/27	390,000	387,562
United States Steel Corporation
6.65%, 06/01/37Δ	760,000	659,300
US Airways Class A Pass-Through Trust Series 2012-1
5.90%, 04/01/26	259,217	289,351
US Airways Class A Pass-Through Trust Series 2012-2
4.63%, 12/03/26	206,435	219,595
US Airways Class B Pass-Through Trust Series 2012-1
8.00%, 04/01/21	441,833	490,987
Valeant Pharmaceuticals International
6.38%, 10/15/20 144AΔ	30,000	25,922
Verizon Communications, Inc.
6.00%, 04/01/41	70,000	80,672
6.55%, 09/15/43	500,000	626,679
5.01%, 08/21/54	341,000	341,795
Wells Fargo & Co.
4.48%, 01/16/24Δ	124,000	130,648
5.88%, 12/29/49†Δ	240,000	252,276
West Corporation
4.75%, 07/15/21 144A	50,000	51,250
5.38%, 07/15/22 144A	690,000	669,300
Westlake Chemical Corporation
4.63%, 02/15/21 144A	360,000	373,500
4.88%, 05/15/23 144A	20,000	20,800
WestRock MWV LLC
8.20%, 01/15/30	145,000	189,705
7.95%, 02/15/31	45,000	59,358
WestRock RKT Co.
4.00%, 03/01/23Δ	430,000	444,614
WEX, Inc.
4.75%, 02/01/23 144A	440,000	431,750
Weyerhaeuser Co. REIT
8.50%, 01/15/25	405,000	524,482
6.95%, 10/01/27	55,000	66,290
7.38%, 03/15/32	370,000	469,710
6.88%, 12/15/33	490,000	597,492
Whiting Petroleum Corporation
6.50%, 10/01/18	430,000	429,462
5.00%, 03/15/19	755,000	761,727
5.75%, 03/15/21	470,000	470,395
6.25%, 04/01/23Δ	1,210,000	1,216,050
William Lyon Homes, Inc.
7.00%, 08/15/22Δ	20,000	20,800
Williams Cos., Inc.
7.50%, 01/15/31	60,000	67,950
5.75%, 06/24/44Δ	440,000	429,000
Williams Partners LP
6.13%, 07/15/22	150,000	154,717
Windstream Services LLC
7.75%, 10/15/20	180,000	185,940
7.75%, 10/01/21Δ	485,000	501,005
7.50%, 06/01/22Δ	40,000	39,400
7.50%, 04/01/23Δ	235,000	227,362

	Par	Value
WPX Energy, Inc.
8.25%, 08/01/23	$430,000	$482,675
XPO Logistics, Inc.
6.50%, 06/15/22 144AΔ	20,000	21,075
6.13%, 09/01/23 144A	490,000	513,888
ZF North America Capital, Inc.
4.50%, 04/29/22 144A	150,000	155,250
4.75%, 04/29/25 144A	550,000	561,688

Total Corporate Bonds (Cost $180,782,803)		194,042,444

FOREIGN BONDS — 24.2%
Argentina — 0.5%
Argentine Republic Government Inter- national Bond
6.88%, 04/22/21 144A	680,000	725,900
7.50%, 04/22/26 144A	540,000	568,350
7.63%, 04/22/46 144AΔ	300,000	300,750
YPF SA
8.50%, 03/23/21 144A	460,000	494,546

		2,089,546

Armenia — 0.1%
Armenia International Bond
6.00%, 09/30/20	520,000	538,512
Australia — 0.6%
FMG Resources August
2006 Proprietary, Ltd.
9.75%, 03/01/22 144A	240,000	279,617
New South Wales Treasury Corporation
6.00%, 02/01/18(A)	2,620,000	1,974,436
Queensland Treasury Corporation
7.13%, 09/18/17 144A(Z)	275,000	197,277

		2,451,330

Bermuda — 0.3% Digicel, Ltd.
6.75%, 03/01/23Δ	540,000	489,580
NCL Corporation, Ltd.
4.63%, 11/15/20 144A	600,000	613,500
Ooredoo International Finance, Ltd.
4.75%, 02/16/21 144A	200,000	213,514

		1,316,594

Brazil — 1.1%
Brazil Notas do Tesouro Nacional Serie F
0.00%, 01/01/21(B)Ω	8,000,000	2,373,255
0.00%, 01/01/23(B)Ω	1,825,000	528,958
Brazilian Government International Bond
10.25%, 01/10/28(B)	5,250,000	1,510,220
Oi Brasil Holdings Cooperatief UA
5.75%, 02/10/22 144A#	933,000	300,892

		4,713,325

See Notes to Financial Statements.	139

GLOBAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Canada — 3.9%
1011778 BC ULC
6.00%, 04/01/22 144AΔ	$890,000	$932,275
Baytex Energy Corporation
5.13%, 06/01/21 144A	110,000	99,825
Bombardier, Inc.
6.00%, 10/15/22 144AΔ	1,645,000	1,554,525
Canadian Government Bond
0.25%, 05/01/17(C)	4,720,000	3,512,131
0.25%, 11/01/17(C)	3,550,000	2,636,093
Entertainment One, Ltd.
6.88%, 12/15/22 144A(U)	180,000	242,353
HudBay Minerals, Inc.
7.25%, 01/15/23 144A	190,000	197,125
7.63%, 01/15/25 144A	450,000	468,846
MEG Energy Corporation
6.38%, 01/30/23 144A	45,000	40,275
7.00%, 03/31/24 144A	395,000	359,450
Methanex Corporation
5.25%, 03/01/22Δ	75,000	77,436
Ontario Generic Residual STRIP
2.15%, 07/13/22(C)Ω	2,600,000	1,723,225
3.08%, 03/08/29(C)Ω	2,400,000	1,235,509
Province of Ontario
2.10%, 09/08/18(C)	3,500,000	2,654,880
Stone Container Finance Company of Canada II Escrow
0.00%, 07/15/25+Ω	330,000	6,600
Teck Resources, Ltd.
8.00%, 06/01/21 144AΔ	440,000	485,100
Teine Energy, Ltd.
6.88%, 09/30/22 144A	60,000	61,575
Valeant Pharmaceuticals International, Inc.
5.38%, 03/15/20 144AΔ	50,000	42,500
5.50%, 03/01/23 144A	190,000	143,450
5.88%, 05/15/23 144A	90,000	68,400
6.13%, 04/15/25 144A	380,000	286,900

		16,828,473

Cayman Islands — 0.6%
Transocean, Inc.
5.55%, 10/15/22Δ	430,000	379,475
6.80%, 03/15/38Δ	50,000	39,000
UPCB Finance IV, Ltd.
5.38%, 01/15/25 144A	250,000	253,125
Vale Overseas, Ltd.
6.88%, 11/21/36	592,000	586,080
XLIT, Ltd.
6.38%, 11/15/24	585,000	683,891
6.25%, 05/15/27	640,000	757,619

		2,699,190

Chile — 0.2%
AES Gener SA
5.25%, 08/15/21 144A	420,000	441,243
Corporation Nacional del Cobre de Chile
3.88%, 11/03/21 144AΔ	220,000	224,888
Empresa Nacional de Telecomunicaciones SA
4.88%, 10/30/24 144AΔ	220,000	220,945

		887,076

	Par	Value
Colombia — 0.7%
Colombia Government International Bond
5.63%, 02/26/44	$1,847,000	$1,911,645
Colombian TES
10.00%, 07/24/24(X)	23,100,000	9,103
Ecopetrol SA
5.88%, 09/18/23Δ	190,000	201,590
4.13%, 01/16/25	170,000	159,630
5.38%, 06/26/26	80,000	79,800
Empresa de Energia de Bogota SA ESP
6.13%, 11/10/21 144A	250,000	258,125
Transportadora de Gas Internacional SA ESP
5.70%, 03/20/22	260,000	269,100

		2,888,993

Ecuador — 0.1%
Ecuador Government International Bond
9.65%, 12/13/26 144A	580,000	594,500

France — 1.0%
3AB Optique Developpement SAS
5.63%, 04/15/19(E)	660,000	708,334
AXA SA
6.21%, 10/29/49(E)†	210,000	230,127
Electricite de France SA
5.25%, 01/29/49 144A†	380,000	358,625
5.63%, 12/29/49 144A†	680,000	646,850
Europcar Groupe SA
5.75%, 06/15/22 144A(E)	170,000	189,738
SFR Group SA
5.63%, 05/15/24 144A(E)	160,000	178,188
Societe Generale SA
5.63%, 11/24/45 144AΔ	1,985,000	2,061,357

		4,373,219

Germany — 0.8%
Bundesrepublik Deutschland
1.00%, 08/15/24(E)	2,180,000	2,493,470
CeramTec Group GmbH
8.25%, 08/15/21(E)	580,000	652,886
IHO Verwaltungs GmbH Cash coupon 4.13% or PIK
4.88%, 09/15/21 144A	210,000	212,625
Cash coupon 4.75% or PIK
5.50%, 09/15/26 144A	210,000	203,175

		3,562,156

Honduras — 0.1%
Honduras Government International Bond
7.50%, 03/15/24	460,000	493,764

India — 0.2%
ICICI Bank, Ltd.
4.80%, 05/22/19 144A	920,000	969,677

Indonesia — 0.6%
Indonesia Government International Bond
5.88%, 01/15/24 144A	400,000	442,322

140	See Notes to Financial Statements.

	Par	Value
6.63%, 02/17/37	$225,000	$261,031
5.25%, 01/17/42 144AΔ	1,710,000	1,730,200

		2,433,553

Ireland — 0.4%
Ardagh Packaging Finance PLC
4.63%, 05/15/23 144A	250,000	248,908
7.25%, 05/15/24 144A	460,000	486,450
GE Capital International Funding Co.
3.37%, 11/15/25 144A	246,000	250,364
4.42%, 11/15/35	569,000	597,412

		1,583,134

Italy — 0.4%
Enel SpA
7.75%, 09/10/75(U)†	440,000	594,842
Telecom Italia Capital SA
6.38%, 11/15/33Δ	995,000	955,200
6.00%, 09/30/34	250,000	232,500

		1,782,542

Jersey — 0.1%
Adient Global Holdings, Ltd.
4.88%, 08/15/26 144AΔ	430,000	422,475

Kenya — 0.1%
Kenya Government International Bond
6.88%, 06/24/24 144A	470,000	446,003

Luxembourg — 1.1%
Altice Financing SA
6.63%, 02/15/23 144A	400,000	412,000
7.50%, 05/15/26 144A	260,000	271,050
ArcelorMittal
6.50%, 03/01/21	30,000	33,000
8.00%, 10/15/39 STEP	510,000	562,194
7.75%, 03/01/41 STEPΔ	690,000	738,300
Coveris Holdings SA
7.88%, 11/01/19 144AΔ	210,000	209,475
Evraz Group SA
6.75%, 04/27/18 144A	440,000	459,272
6.50%, 04/22/20 144A	480,000	503,779
Globe Luxembourg SCA
9.63%, 05/01/18 144A	200,000	198,500
Intelsat Jackson Holdings SA
7.25%, 10/15/20Δ	80,000	62,400
7.50%, 04/01/21	30,000	23,025
5.50%, 08/01/23Δ	330,000	224,004
LSF9 Balta Issuer SA
7.75%, 09/15/22 144A(E)	360,000	418,753
Ultrapar International SA
5.25%, 10/06/26 144AΔ	420,000	413,658

		4,529,410

Marshall Islands — 0.0%
Navios Maritime Acquisition Corporation
8.13%, 11/15/21 144A	90,000	76,950

Mexico — 2.3%
Cemex SAB de CV
6.50%, 12/10/19 144AΔ	1,100,000	1,166,000
Mexican Bonos
6.50%, 06/09/22(M)	45,803,100	2,135,667

	Par	Value
8.00%, 12/07/23(M)	$41,500,000	$2,079,337
10.00%, 12/05/24(M)	31,500,000	1,760,928
7.50%, 06/03/27(M)	7,500,000	360,712
8.50%, 05/31/29(M)	2,000,000	102,816
7.75%, 05/29/31(M)	3,000,000	144,699
7.75%, 11/13/42(M)	22,750,000	1,083,349
Petroleos Mexicanos
5.50%, 01/21/21	750,000	772,500
6.50%, 06/02/41	135,000	127,109

		9,733,117

Morocco & Antilles — 0.3%
OCP SA
5.63%, 04/25/24 144A	550,000	570,877
4.50%, 10/22/25 144AΔ	520,000	498,583

		1,069,460

Netherlands — 2.2%
Alcoa Nederland Holding BV
6.75%, 09/30/24 144A	380,000	413,250
7.00%, 09/30/26 144AΔ	250,000	274,375
Bharti Airtel International Netherlands BV
5.35%, 05/20/24 144A	280,000	294,176
CIMPOR Financial Operations BV
5.75%, 07/17/24 144AΔ	360,000	301,536
Cooperatieve Rabobank UA
5.75%, 12/01/43	880,000	1,023,505
DPx Holdings BV
7.50%, 02/01/22 144A	90,000	95,288
EDP Finance BV
4.90%, 10/01/19 144A	1,600,000	1,679,843
4.13%, 01/15/20 144A	540,000	553,288
LyondellBasell Industries NV
5.75%, 04/15/24	260,000	297,988
Majapahit Holding BV
7.75%, 01/20/20Δ	890,000	1,001,250
Marfrig Holdings Europe BV
8.00%, 06/08/23 144A	480,000	498,048
Petrobras Global Finance BV
4.38%, 05/20/23	250,000	219,050
6.25%, 03/17/24	1,160,000	1,115,572
6.88%, 01/20/40Δ	390,000	336,648
6.75%, 01/27/41	270,000	228,150
5.63%, 05/20/43	275,000	204,655
Telefonica Europe BV
6.75%, 11/29/49(U)†	300,000	385,860
VimpelCom Holdings BV
7.50%, 03/01/22	200,000	222,760
Ziggo Bond Finance BV
5.88%, 01/15/25 144A	200,000	201,000

		9,346,242

New Zealand — 0.4%
New Zealand Government Bond
5.00%, 03/15/19(Z)	2,385,000	1,753,721

Norway — 0.4%
Norway Government Bond
4.25%, 05/19/17 144A(K)	12,330,000	1,447,542
4.50%, 05/22/19 144A(K)	172,000	21,691
3.75%, 05/25/21 144A(K)	129,000	16,642

		1,485,875

See Notes to Financial Statements.	141

GLOBAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Panama — 0.0%
Panama Government International Bond
6.70%, 01/26/36	$3,000	$3,655

Peru — 0.1%
Transportadora de Gas del Peru SA
4.25%, 04/30/28 144A	550,000	544,500

Philippines — 0.1%
Philippine Government International Bond
4.00%, 01/15/21Δ	200,000	212,738

Portugal — 0.3%
Portugal Government International Bond
5.13%, 10/15/24 144A	1,210,000	1,176,880

Russia — 0.5%
Russian Federal Bond - OFZ
8.15%, 02/03/27(Q)	129,029,000	2,102,814

Saudi Arabia — 0.3%
Saudi Government International Bond
2.38%, 10/26/21 144A	395,000	383,893
3.25%, 10/26/26 144A	875,000	830,735

		1,214,628

Singapore — 0.2%
BOC Aviation, Ltd.
3.00%, 03/30/20 144A	1,000,000	1,002,589

Spain — 0.0%
Telefonica Emisiones SA Unipersonal
5.13%, 04/27/20	75,000	80,421

Supranational — 0.5%
Inter-American Development Bank
6.00%, 12/15/17(Z)	3,250,000	2,330,324

Turkey — 0.2%
Turk Telekomunikasyon AS
4.88%, 06/19/24 144A	680,000	637,520
Turkey Government International Bond
4.88%, 04/16/43	500,000	404,663

		1,042,183

United Kingdom — 3.3%
Anglian Water Osprey Financing PLC
7.00%, 01/31/18(U)	310,000	406,020
Annington Finance No. 4 PLC
1.57%, 01/10/23(U)†	304,474	375,761
Barclays Bank PLC
7.63%, 11/21/22	680,000	747,575
Boparan Finance PLC
5.50%, 07/15/21(U)Δ	270,000	326,511
Ensco PLC
4.70%, 03/15/21Δ	70,000	67,684
5.75%, 10/01/44	60,000	43,800
HBOS PLC
6.75%, 05/21/18 144A	500,000	528,499
HSBC Holdings PLC
6.00%, 06/10/19(E)	270,000	324,064
6.38%, 12/29/49†Δ	600,000	598,500

	Par	Value
Interoute Finco PLC
7.38%, 10/15/20 144A(E)Δ	$600,000	$682,183
KCA Deutag UK Finance PLC
7.25%, 05/15/21 144A	540,000	481,950
Lloyds Bank PLC
6.50%, 03/24/20(E)	326,000	403,696
Lloyds Banking Group PLC
5.30%, 12/01/45 144A	1,581,000	1,638,779
Paragon Offshore PLC
6.75%, 07/15/22 144A#	177,000	31,860
7.25%, 08/15/24 144A#	410,000	73,800
Pizzaexpress Financing 2 PLC
6.63%, 08/01/21(U)	400,000	502,822
Rio Tinto Finance USA PLC
4.13%, 08/21/42Δ	145,000	142,976
Royal Bank of Scotland Group PLC
6.10%, 06/10/23	1,880,000	1,970,426
6.00%, 12/19/23	275,000	286,048
3.63%, 03/25/24(E)†Δ	890,000	936,680
Santander UK Group Holdings PLC
7.38%, 12/29/49(U)†Δ	390,000	483,739
Southern Gas Networks PLC
4.88%, 12/21/20(U)	270,000	381,746
Standard Chartered PLC
5.13%, 06/06/34(U)Δ	321,000	394,810
Synlab Bondco PLC
6.25%, 07/01/22(E)Δ	270,000	311,217
Synlab Unsecured Bondco PLC
8.25%, 07/01/23(E)Δ	170,000	195,504
Tesco Property Finance 3 PLC
5.74%, 04/13/40(U)	275,225	328,372
Tesco Property Finance 6 PLC
5.41%, 07/13/44(U)	591,196	679,156
Virgin Media Finance PLC
6.38%, 10/15/24 144A(U)	360,000	471,382
Virgin Media Secured Finance PLC
5.50%, 01/15/21(U)	100,000	136,726
5.50%, 08/15/26 144A	200,000	200,000

		14,152,286

Virgin Islands (British) — 0.2%
GTL Trade Finance, Inc.
7.25%, 04/16/44 144A	730,000	685,287

Total Foreign Bonds (Cost $114,478,501)		103,617,142

FOREIGN GOVERNMENT
INFLATION-LINKED BOND — 0.7%
Brazil — 0.7%
Brazil Notas do Tesouro Nacional Serie B
6.00%, 08/15/50+(B) (Cost $2,934,118)	3,263,000	3,077,615

LOAN AGREEMENTS — 2.2%
1011778 BC ULC
Term B-2 Loan
3.75%, 12/12/21	496,195	500,229
Air Medical Group Holdings, Inc. Term B Loan
4.25%, 04/28/2022	298,485	297,739

142	See Notes to Financial Statements.

	Par	Value
American Airlines, Inc. Term B Loan
3.26%, 06/27/20	$984,994	$989,357
American Builders & Contractors Supply Co., Inc. Term B Loan
3.52%, 10/31/23	543,561	548,165
Berry Plastics Group, Inc. Term H Loan
3.75%, 10/01/22	284,961	287,633
CSC Holdings LLC Term B Loan
3.88%, 10/11/24	263,158	265,734
Energy Future Intermediate Holding Co., LLC DIP Term Loan
4.25%, 06/30/17	347,944	349,945
First Data Corporation Term Loan
0.00%, 03/24/21 S	541,185	547,273
Hilton Worldwide Finance LLC Term B-1 Loan
3.50%, 10/26/20	41,428	41,767
Hilton Worldwide Finance LLC Term B-2 Loan
3.26%, 10/25/23	563,256	569,311
Magnum Hunter Resources Corporation Exit Term Loan
8.00%, 05/06/19+	41,670	41,879
Nord Anglia Education Finance LLC Term B Loan
5.00%, 03/31/21	992,366	1,006,011
Party City Holdings, Inc. Term B Loan
0.00%, 08/19/22 S	679,601	685,337
Petco Animal Supplies, Inc. Term B-1 Loan
5.00%, 01/26/23	408,970	410,724
PetSmart, Inc. Term B Loan
0.00%, 3/10/2022 S	985,000	987,462
Univision Communications, Inc. Term C-4 Loan
4.00%, 03/01/20	732,361	736,023
Valeant Pharmaceuticals International, Inc. Term BF1 Loan
5.50%, 04/01/22	707,350	707,485
Virgin Media Bristol LLC Term I Loan
0.00%, 01/31/25 S	413,428	415,032

Total Loan Agreements (Cost $9,321,365)		9,387,106

MORTGAGE-BACKED SECURITIES — 2.0%
Banc of America Funding Corporation Series 2015-R3
0.84%, 06/29/37 144A	2,515,862	1,198,512
0.93%, 06/29/37 144A†	683,486	675,797
Commercial Mortgage Trust Series 2007-CD4
5.40%, 12/11/49†	164,911	142,648

	Par	Value
Credit Suisse Commercial Mortgage Trust Series 2006-C5
5.37%, 12/15/39	$180,348	$172,225
Credit Suisse Commercial Mortgage Trust Series 2007-C5
5.70%, 09/15/40†	145,194	147,270
5.87%, 09/15/40†	240,000	226,008
CSMC Trust Series 2015-SAMZ
6.44%, 08/15/22 144A†	1,000,000	999,910
Fannie Mae Connecticut Avenue Securities Series 2014-C02
3.36%, 05/25/24†	1,600,000	1,580,000
Fannie Mae Connecticut Avenue Securities Series 2015-C03
5.76%, 07/25/25†	1,390,000	1,496,318
JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-LD12
6.04%, 02/15/51†	40,000	36,701
Lone Star Portfolio Trust Series 2015-LSP
7.92%, 09/15/20 144A†	762,759	755,253
7.60%, 09/15/28 144A†	767,900	738,456
Morgan Stanley Resecuritization Trust Series 2015-R6
0.85%, 07/26/45 144A†	1,144,798	483,086

Total Mortgage-Backed Securities (Cost $8,556,935)		8,652,184

MUNICIPAL BOND — 0.1%
State of Illinois, General Obligation
5.10%, 06/01/33 (Cost $126,363)	160,000	141,571

	Notional Amount
PURCHASED OPTION — 0.2%
Call Option — 0.2%
U.S. Dollar vs. Japanese Yen, Strike Price $104.00, Expires 01/11/17 (GSC) (Cost $165,807)	$81,000	871,293

	Par
U.S. TREASURY OBLIGATIONS — 15.0%
U.S. Treasury Bill
0.60%, 06/22/17Ω	10,500,000	10,469,540

U.S. Treasury Bonds
3.50%, 02/15/39	860,000	940,810
4.25%, 05/15/39	40,000	48,579
3.88%, 08/15/40	30,000	34,455
2.75%, 08/15/42	120,000	113,402
3.13%, 02/15/43	9,116,000	9,239,030
2.88%, 05/15/43Δ	120,000	115,941
3.00%, 05/15/45	40,000	39,469

See Notes to Financial Statements.	143

GLOBAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
3.00%, 11/15/45	$920,000	$907,637
2.50%, 05/15/46	820,000	728,743

		12,168,066

U.S. Treasury Notes
0.88%, 04/15/17	30,000	30,033
0.75%, 10/31/17Δ	10,780,000	10,771,786
0.63%, 04/30/18	530,000	527,526
0.75%, 08/31/18	4,000,000	3,975,472
1.38%, 09/30/18	250,000	250,976
1.50%, 12/31/18	5,875,000	5,910,115
1.63%, 06/30/19	10,000	10,076
1.25%, 10/31/19	110,000	109,549
3.63%, 02/15/21Δ	14,549,000	15,620,563
2.00%, 02/15/22	120,000	120,204
1.63%, 08/15/22	3,380,000	3,296,886
2.75%, 02/15/24	150,000	154,951
2.25%, 11/15/24	30,000	29,821
2.00%, 02/15/25	100,000	97,348
1.63%, 02/15/26	180,000	168,219
1.63%, 05/15/26	470,000	438,358

		41,511,883

Total U.S. Treasury Obligations (Cost $63,695,549)		64,149,489

	Shares
COMMON STOCKS — 1.0%
Consumer Discretionary — 0.3%
Ford Motor Co.	96,849	1,174,778

Energy — 0.1%
Hercules Offshore, Inc.+Δ*	46,644	52,708
Magnum Hunter Resources Corporation*	24,068	264,750

		317,458

Financial Services — 0.0%
Weyerhaeuser Co. REIT	9,387	282,459

Healthcare — 0.2%
Bristol-Myers Squibb Co.	15,400	899,976

Technology — 0.4%
Corning, Inc.	70,534	1,711,860

Total Common Stocks (Cost $5,534,008)		4,386,531

FOREIGN COMMON STOCKS — 0.1%
Canada — 0.0%
Pacific Exploration and Production Corporation*	2,827	115,047

Norway — 0.0%
Deep Ocean Group Holding+*	8,860	34,200

Spain — 0.1%
Repsol SA ADRΔ	13,627	192,140
Telefonica SA ADRΔ	14,683	135,084

		327,224

Total Foreign Common Stocks (Cost $812,034)		476,471

	Shares	Value
PREFERRED STOCKS — 0.5%
Arconic, Inc.
5.38%, 10/01/17 CONV	9,400	$284,068
Bank of America Corporation
7.25%, 12/31/49 CONV	602	702,414
Chesapeake Energy Corporation
4.50%, 12/31/49 CONV	1,229	56,964
5.00%, 12/31/49 CONV	3,950	211,917
5.75%, 12/31/49 CONV 144AΔ	50	27,469
5.75%, 12/31/49 CONVΔ	30	16,481
5.75%, 12/31/49 CONV	780	467,610
El Paso Energy Capital Trust I
4.75%, 03/31/28 CONV	3,880	192,642
iStar, Inc. REIT
4.50%, 12/31/49 CONV	50	2,600

Total Preferred Stocks (Cost $1,972,490)		1,962,165

MONEY MARKET FUNDS — 17.9%
GuideStone Money Market Fund (Investor Class)¥	31,918,034	31,918,034
Northern Institutional Liquid Assets Portfolio§	44,809,823	44,809,823

Total Money Market Funds (Cost $76,727,857)		76,727,857

TOTAL INVESTMENTS — 109.3% (Cost $465,107,830)		467,491,868

	Number of Contracts
WRITTEN OPTION — 0.0%
Call Option — 0.0%
5-Year U.S. Treasury Note, Strike Price $120.00, Expires 01/27/17 (GSC)
(Premiums received $(16,694))	(99)	(1,547)

Liabilities in Excess of Other Assets — (9.3)%		(39,603,343)

NET ASSETS — 100.0%		$427,886,978

144	See Notes to Financial Statements.

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2016, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$4,386,531	$4,333,823	$—	$52,708
Corporate Bonds	194,042,444	—	194,042,444	—
Foreign Bonds:
Argentina	2,089,546	—	2,089,546	—
Armenia	538,512	—	538,512	—
Australia	2,451,330	—	2,451,330	—
Bermuda	1,316,594	—	1,316,594	—
Brazil	4,713,325	—	4,713,325	—
Canada	16,828,473	—	16,821,873	6,600
Cayman Islands	2,699,190	—	2,699,190	—
Chile	887,076	—	887,076	—
Colombia	2,888,993	—	2,888,993	—
Ecuador	594,500	—	594,500	—
France	4,373,219	—	4,373,219	—
Germany	3,562,156	—	3,562,156	—
Honduras	493,764	—	493,764	—
India	969,677	—	969,677	—
Indonesia	2,433,553	—	2,433,553	—
Ireland	1,583,134	—	1,583,134	—
Italy	1,782,542	—	1,782,542	—
Jersey	422,475	—	422,475	—
Kenya	446,003	—	446,003	—
Luxembourg	4,529,410	—	4,529,410	—
Marshall Islands	76,950	—	76,950	—
Mexico	9,733,117	—	9,733,117	—
Morocco & Antilles	1,069,460	—	1,069,460	—
Netherlands	9,346,242	—	9,346,242	—
New Zealand	1,753,721	—	1,753,721	—
Norway	1,485,875	—	1,485,875	—
Panama	3,655	—	3,655	—
Peru	544,500	—	544,500	—
Philippines	212,738	—	212,738	—
Portugal	1,176,880	—	1,176,880	—
Russia	2,102,814	—	2,102,814	—
Saudi Arabia	1,214,628	—	1,214,628	—
Singapore	1,002,589	—	1,002,589	—
Spain	80,421	—	80,421	—
Supranational	2,330,324	—	2,330,324	—
Turkey	1,042,183	—	1,042,183	—
United Kingdom	14,152,286	—	14,152,286	—
Virgin Islands (British)	685,287	—	685,287	—
Foreign Common Stocks:
Canada	115,047	115,047	—	—
Norway	34,200	—	—	34,200
Spain	327,224	327,224	—	—
Foreign Government Inflation-Linked Bond	3,077,615	—	—	3,077,615
Loan Agreements	9,387,106	—	9,345,227	41,879
Money Market Funds	76,727,857	76,727,857	—	—
Mortgage-Backed Securities	8,652,184	—	4,539,627	4,112,557
Municipal Bond	141,571	—	141,571	—
Preferred Stocks	1,962,165	495,985	1,466,180	—
Purchased Option	871,293	—	871,293	—
U.S. Treasury Obligations	64,149,489	—	64,149,489	—

Total Assets - Investments in Securities	$467,491,868	$81,999,936	$378,166,373	$7,325,559

Other Financial Instruments***
Futures Contracts	$59,840	$59,840	$—	$—

Total Assets - Other Financial Instruments	$59,840	$59,840	$—	$—

See Notes to Financial Statements.	145

GLOBAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Investments in Securities:
Written Option	$(1,547)	$(1,547)	$—	$—

Total Liabilities - Investments in Securities	$(1,547)	$(1,547)	$—	$—

Other Financial Instruments***
Forward Foreign Currency Contracts	$(1,552,717)	$—	$(1,552,717)	$—

Total Liabilities - Other Financial Instruments	$(1,552,717)	$—	$(1,552,717)	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments (such as futures contracts and forwards contracts), which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the “Financial Futures Contracts” and “Forward Foreign Currency Contracts” disclosures in the Notes to Financial Statements.

Management has determined that the amount of transfers between Level 1 and Level 2 compared to total net assets is not material; therefore, the amount of transfers between Level 1 and Level 2 is not shown for the year ended December 31, 2016.

The unobservable inputs used in the fair value measurement of the reporting entity’s mortgage-backed securities, corporate bonds, foreign bonds, common stocks, foreign common stocks, foreign government inflation-linked note and loan agreements are values based on evaluated quotations received from dealers who make markets in such securities. Significant increases (decreases) in those evaluated quotations would result in a significantly higher (lower) fair value measurement.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Value	Mortgage- Backed Securities	Corporate Bonds	Foreign Bonds	Common Stocks	Foreign Common Stocks	Foreign Government Inflation- Linked Note	Loan Agreements
Balance, 12/31/15	$4,344,973	$2,978,229	$1,288,775	$6,602	$—	$41,367	$—	$30,000
Accrued discounts/premiums	62,531	61,278	(425)	—	—	—	—	1,678
Realized gain (loss)(1)	52,815	81,522	—	—	—	—	—	(28,707)
Change in unrealized appreciation (depreciation)(2)	(4,112,147)	(143,222)	(1,094,475)	(2)	(2,868,432)	(7,167)	—	1,151
Purchases	6,056,946	2,980,069	—	—	2,921,140	—	—	155,737
Sales	(1,733,475)	(1,615,495)	—	—	—	—	—	(117,980)
Transfers in to Level 3(3)	3,077,615	—	—	—	—	—	3,077,615	—
Transfers out of Level 3(4)	(193,875)	—	(193,875)	—	—	—	—	—
Maturities	—	—	—	—	—	—	—	—
Paydowns	(229,824)	(229,824)	—	—	—	—	—	—

Balance, 12/31/16	$7,325,559	$4,112,557	$—	$6,600	$52,708	$34,200	$3,077,615	$41,879

(1)	Realized gain (loss) from the sale of Level 3 securities is included on the Statement of Operations in Net realized gain (loss) from: Investment securities.

(2)	Change in unrealized appreciation (depreciation) is located on the Statement of Operations in Net change in unrealized appreciation (depreciation) on: Investment securities.

(3)

Transfers in to Level 3 represent the value of securities at December 31, 2016 that were transferred from Level 2 to Level 3 of the fair value hierarchy as a result of the inability of the Fund to obtain a price using an objective method such as a pricing vendor.

(4)

Transfers out of Level 3 represent the value of securities at December 31, 2016 that were transferred from Level 3 to Level 2 of the fair value hierarchy as a result of the ability of the Fund to obtain a price using an objective method such as a pricing vendor.

146	See Notes to Financial Statements.

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STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2016

	Money Market Fund	Low-Duration Bond Fund
Assets
Investments in securities of unaffiliated issuers, at value	$948,200,479	$923,839,808
Investments in repurchase agreements, at value	255,500,000	23,200,000
Investments in securities of affiliated issuers, at value	—	15,457,326

Total investments, at value (1)(2)	1,203,700,479	962,497,134
Cash	123,446	1,302,768
Cash collateral for derivatives	—	414,000
Foreign currency (3)	—	585,468
Upfront premiums paid from swap contracts	—	137,100
Receivables:
Dividends and reclaims	—	1,209
Interest	223,882	4,447,862
Securities lending	—	27,405
Investment securities sold	—	5,669,159
Maturities	—	41,884
Fund shares sold	9,788,908	502,717
Variation margin on centrally cleared swaps	—	1,673,393
Variation margin on financial futures contracts	—	99,081
Unrealized appreciation on foreign currency exchange contracts	—	2,593,545
Unrealized appreciation on swap agreements	—	181,959
Prepaid expenses and other assets	42,640	29,574

Total Assets	1,213,879,355	980,204,258

Liabilities
Securities sold short, at value (4)	—	1,481,075
TBA sale commitments, at value (5)	—	—
Options written, at value (6)	—	53,141
Upfront premiums received from swap contracts	—	1,013,807
Unrealized depreciation on foreign currency exchange contracts	—	390,694
Unrealized depreciation on swap agreements	—	675,987
Collateral held for securities on loan, at value	—	67,221,467
Collateral held for derivatives	—	1,840,000
Payables:
Investment securities purchased	—	40,704,226
Fund shares redeemed	11,077,903	3,325
Variation margin on centrally cleared swaps	—	—
Variation margin on financial futures contracts	—	103,097
Distributions	80,442	—
Securities lending	—	4,106
Accrued expenses:
Investment advisory fees	128,265	218,508
Shareholder servicing fees	214,641	59,378
Other expenses	75,779	143,972

Total Liabilities	11,577,030	113,912,783

Net Assets	$1,202,302,325	$866,291,475

Net Assets Consist of:
Paid-in-capital	$1,202,302,327	$877,095,585
Accumulated (distributions in excess of) net investment income	(2)	352,788
Undistributed (accumulated) net realized gain (loss) on investments, foreign currency and derivative transactions	—	(6,669,084)
Net unrealized appreciation (depreciation) on investments, foreign currency and derivative transactions	—	(4,487,814)

Net Assets	$1,202,302,325	$866,291,475

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$251,639,187	$585,590,034

Institutional shares outstanding	251,640,793	43,910,236

Net asset value, offering and redemption price per Institutional share	$1.00	$13.34

Net assets applicable to the Investor Class	$950,663,138	$280,701,441

Investor shares outstanding	950,626,878	21,043,746

Net asset value, offering and redemption price per Investor share	$1.00	$13.34

(1) Investments in securities of unaffiliated issuers, at cost	$948,200,479	$930,079,402
Investments in repurchase agreements, at cost	255,500,000	23,200,000
Investments in securities of affiliated issuers, at cost	—	15,457,326

Total investments, at cost	$1,203,700,479	$968,736,728

(2) Includes securities loaned of:	$—	$93,964,033

(3) Foreign currency, at cost	$—	$592,894

(4) Proceeds from securities sold short	$—	$1,488,703

(5) TBA sale commitments, at cost	$—	$—

(6) Premiums received on options written	$—	$104,147

148	See Notes to Financial Statements.

Medium-Duration Bond Fund	Extended-Duration Bond Fund	Global Bond Fund

$1,182,512,675	$239,653,617	$435,573,834
75,600,000	—	—
52,755,666	6,093,198	31,918,034

1,310,868,341	245,746,815	467,491,868
1,138,225	8,196	429,155
2,994,769	—	287,057
1,639,864	—	1,551,945
1,826,600	—	—

5,327	4,718	31,141
5,400,447	2,234,543	4,832,764
74,062	5,898	42,748
142,398,980	—	2,547,435
67	—	—
186,064	80,937	213,802
—	—	—
734,256	—	59,247
3,325,831	—	449,610
2,675,698	—	—
28,267	16,928	94,628

1,473,296,798	248,098,035	478,031,400

—	—	—
30,388,816	—	—
2,574,861	—	1,547
1,360,944	—	—
694,088	—	2,002,327
792,250	—	—
96,263,470	12,338,183	44,809,823
1,350,021	—	—

304,873,704	509,671	2,912,502
147,474	73,111	11,068
2,759,741	—	—
337,657	—	112,976
—	—	—
11,099	881	6,408

269,989	93,495	171,144
45,725	25,211	18,681
214,373	56,561	97,946

442,084,212	13,097,113	50,144,422

$1,031,212,586	$235,000,922	$427,886,978

$1,052,480,598	$235,985,539	$443,292,826
(1,417,991)	(3,237)	(384,515)

(12,819,439)	89,367	(15,861,754)

(7,030,582)	(1,070,747)	840,421

$1,031,212,586	$235,000,922	$427,886,978

$815,429,763	$115,558,316	$338,474,811

56,400,152	6,839,669	34,949,224

$14.46	$16.90	$9.68

$215,782,823	$119,442,606	$89,412,167

14,921,346	7,067,912	9,233,370

$14.46	$16.90	$9.68

$1,192,179,363	$240,722,008	$433,189,796
75,600,000	—	—
52,755,666	6,093,198	31,918,034

$1,320,535,029	$246,815,206	$465,107,830

$127,977,505	$38,006,351	$67,239,912

$1,685,364	$—	$1,609,540

$—	$—	$—

$29,992,656	$—	$—

$1,719,046	$—	$16,694

See Notes to Financial Statements.	149

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2016

	Money Market Fund	Low-Duration Bond Fund
Investment Income
Dividends	$—	$—
Income distributions received from affiliated funds	—	11,033
Interest	5,672,791	16,017,770
Securities lending	—	127,695
Less foreign taxes withheld	—	(3,110)

Total Investment Income	5,672,791	16,153,388

Expenses
Investment advisory fees	1,600,753	2,662,693
Transfer agent fees:
Institutional shares	4,247	4,655
Investor shares	43,683	26,822
Custodian fees	20,190	100,595
Shareholder servicing fees:
Investor shares	2,615,857	664,706
Accounting and administration fees	270,124	368,245
Professional fees	75,623	97,728
Blue sky fees:
Institutional shares	38,721	15,894
Investor shares	37,053	18,076
Shareholder reporting fees:
Institutional shares	1,049	1,554
Investor shares	37,203	14,477
Trustee expenses	11,530	7,726
Line of credit facility fees and interest expense	8,762	9,144
Other expenses	59,560	73,112

Total expenses	4,824,355	4,065,427
Expenses waived/reimbursed net of amount recaptured(1)	(144,756)	(62,363)

Net expenses	4,679,599	4,003,064

Net Investment Income	993,192	12,150,324

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Capital gain distributions received from affiliated funds	—	932
Investment securities	53,322	(5,160,082)
Investment securities sold short	—	2,020,539
Futures transactions	—	762,388
Swap agreements	—	(401,620)
Option contracts written	—	(429,069)
Option contracts purchased	—	471,043
Foreign currency	—	(1,008,482)

Net realized gain (loss)	53,322	(3,744,351)

Net change in unrealized appreciation (depreciation) on:
Investment securities	—	4,927,516
Investment securities sold short	—	7,628
Futures	—	263,788
Swap agreements	—	(899,105)
Option contracts written	—	(482,274)
Option contracts purchased	—	237,261
Foreign currency	—	2,412,094

Net change in unrealized appreciation (depreciation)	—	6,466,908

Net Realized and Unrealized Gain (Loss)	53,322	2,722,557

Net Increase in Net Assets Resulting from Operations	$1,046,514	$14,872,881

(1)	See Note 3a and 3c in Notes to Financial Statements.

150	See Notes to Financial Statements.

Medium-Duration Bond Fund	Extended-Duration Bond Fund	Global Bond Fund

$35,622	$17,167	$293,327
15,697	2,773	10,083
26,925,418	11,857,018	21,089,589
204,335	53,308	204,149
16,997	—	(8,476)

27,198,069	11,930,266	21,588,672

3,063,626	1,319,932	2,029,936

4,690	4,088	4,379
26,221	27,386	20,492
355,197	6,756	33,151

526,273	329,034	211,255
474,233	96,384	223,449
97,726	74,120	78,948

15,818	15,043	9,225
14,500	14,674	13,579

1,618	984	1,683
13,688	15,634	6,411
7,880	2,388	3,521
6,153	3,170	4,007
206,983	29,157	45,458

4,814,606	1,938,750	2,685,494
(91,563)	(26,552)	(54,007)

4,723,043	1,912,198	2,631,487

22,475,026	10,018,068	18,957,185

4,296	220	1,795
4,369,544	9,546,040	(6,915,397)
(262,809)	—	—
(3,247,678)	—	260,059
(9,895,135)	—	—
2,354,750	—	—
(1,836,238)	—	(388,314)
(2,130,795)	(39,930)	(2,681,292)

(10,644,065)	9,506,330	(9,723,149)

5,878,737	1,011,103	34,644,055
(406,305)	—	—
507,392	—	29,451
6,512,646	—	—
(1,220,835)	—	15,147
478,350	—	683,076
1,908,949	1,489	(1,883,944)

13,658,934	1,012,592	33,487,785

3,014,869	10,518,922	23,764,636

$25,489,895	$20,536,990	$42,721,821

See Notes to Financial Statements.	151

STATEMENTS OF CHANGES IN NET ASSETS

	Money Market Fund

	For the Year Ended

	12/31/16	12/31/15
Operations:
Net investment income	$993,192	$267,444
Net realized gain (loss) on investment securities, foreign currency and derivatives	53,322	88,237
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	—	—

Net increase in net assets resulting from operations	1,046,514	355,681

Dividends and Distributions to Shareholders:
Dividends from net investment income
Institutional shares	(628,794)	(159,948)
Investor shares	(364,398)	(107,496)
Distributions from net realized capital gains
Institutional shares	(11,523)	(17,343)
Investor shares	(48,479)	(71,893)

Total dividends and distributions	(1,053,194)	(356,680)

Capital Share Transactions:
Proceeds from shares sold
Institutional shares	649,810,099	716,417,103
Investor shares	4,364,775,848	3,839,326,751
Reinvestment of dividends and distributions
Institutional shares	305,772	93,916
Investor shares	209,397	113,201

Total proceeds from shares sold and reinvested	5,015,101,116	4,555,950,971

Value of shares redeemed
Institutional shares	(644,356,936)	(592,248,516)
Investor shares	(4,455,737,775)	(3,961,518,030)

Total value of shares redeemed	(5,100,094,711)	(4,553,766,546)

Net increase (decrease) from capital share transactions(1)	(84,993,595)	2,184,425

Total increase (decrease) in net assets	(85,000,275)	2,183,426

Net Assets:
Beginning of Year	1,287,302,600	1,285,119,174

End of Year*	$1,202,302,325	$1,287,302,600

*Including undistributed (distributions in excess of) net investment income	$(2)	$—

(1)	See Note 6 in Notes to Financial Statements.

152	See Notes to Financial Statements.

Low-Duration Bond Fund		Medium-Duration Bond Fund

For the Year Ended		For the Year Ended

12/31/16	12/31/15	12/31/16	12/31/15

$12,150,324	$11,691,675	$22,475,026	$20,516,851
(3,744,351)	(1,277,847)	(10,644,065)	12,284,796

6,466,908	(5,598,881)	13,658,934	(32,595,404)

14,872,881	4,814,947	25,489,895	206,243

(9,332,720)	(6,206,090)	(19,149,627)	(19,835,112)
(2,592,772)	(4,004,414)	(3,212,334)	(5,372,791)

—	—	(2,396,364)	(8,134,050)
—	—	(645,755)	(2,134,885)

(11,925,492)	(10,210,504)	(25,404,080)	(35,476,838)

75,052,450	533,537,034	259,641,101	538,487,348
74,656,288	56,861,484	48,285,449	35,790,325

9,329,322	6,202,579	21,529,595	27,940,007
2,590,031	4,003,486	3,852,247	7,503,003

161,628,091	600,604,583	333,308,392	609,720,683

(118,188,777)	(56,796,481)	(171,216,394)	(65,371,757)
(40,118,621)	(524,728,254)	(25,588,210)	(523,381,325)

(158,307,398)	(581,524,735)	(196,804,604)	(588,753,082)

3,320,693	19,079,848	136,503,788	20,967,601

6,268,082	13,684,291	136,589,603	(14,302,994)

860,023,393	846,339,102	894,622,983	908,925,977

$866,291,475	$860,023,393	$1,031,212,586	$894,622,983

$352,788	$356,265	$(1,417,991)	$194,284

See Notes to Financial Statements.	153

STATEMENTS OF CHANGES IN NET ASSETS

	Extended-Duration Bond Fund

	For the Year Ended

	12/31/16	12/31/15
Operations:
Net investment income	$10,018,068	$10,894,985
Net realized gain (loss) on investment securities, foreign currency and derivative	9,506,330	8,433,293
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivative	1,012,592	(34,267,413)

Net increase (decrease) in net assets resulting from operations	20,536,990	(14,939,135)

Dividends and Distributions to Shareholders:
Dividends from net investment income
Institutional shares	(7,560,818)	(8,255,611)
Investor shares	(2,465,545)	(2,613,268)
Distributions from net realized capital gains
Institutional shares	(5,541,003)	(8,221,411)
Investor shares	(4,868,635)	(3,229,289)

Total dividends and distributions	(20,436,001)	(22,319,579)

Capital Share Transactions:
Proceeds from shares sold
Institutional shares	19,454,193	119,793,129
Investor shares	49,316,598	28,567,162
Reinvestment of dividends and distributions
Institutional shares	13,095,046	16,470,485
Investor shares	7,324,265	5,835,124

Total proceeds from shares sold and reinvested	89,190,102	170,665,900

Value of shares redeemed
Institutional shares	(65,143,260)	(18,375,581)
Investor shares	(44,984,790)	(160,827,372)

Total value of shares redeemed	(110,128,050)	(179,202,953)

Net increase (decrease) from capital share transactions(1)	(20,937,948)	(8,537,053)

Total increase (decrease) in net assets	(20,836,959)	(45,795,767)

Net Assets:
Beginning of Year	255,837,881	301,633,648

End of Year*	$235,000,922	$255,837,881

*Including distributions in excess of net investment income	$(3,237)	$(696)

(1)	See Note 6 in Notes to Financial Statements.

154	See Notes to Financial Statements.

Global Bond Fund

For the Year Ended

12/31/16	12/31/15

$18,957,185	$15,259,976
(9,723,149)	(904,056)

33,487,785	(38,276,775)

42,721,821	(23,920,855)

(13,837,022)	(8,590,342)
(3,392,928)	(7,161,903)

—	—
—	—

(17,229,950)	(15,752,245)

62,834,081	344,440,917
22,304,414	18,823,824
13,705,988	8,590,341
3,388,544	7,159,800

102,233,027	379,014,882

(69,877,520)	(8,005,220)
(19,969,937)	(342,648,454)

(89,847,457)	(350,653,674)

12,385,570	28,361,208

37,877,441	(11,311,892)

390,009,537	401,321,429
$427,886,978	$390,009,537

$(384,515)	$(399,581)

See Notes to Financial Statements.	155

FINANCIAL HIGHLIGHTS

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated										Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income		Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(1)	Expenses, Gross(2)	Investment Income, Net(1)	Portfolio Turnover Rate
Money Market Fund

Institutional Class
2016	$1.00	$—	†#	$—	†	$— †	$— †	$1.00	0.28%	$251,639	0.17%	0.18%	0.27%	N/A
2015	1.00	—	†#	—	†	— †	— †	1.00	0.08	245,882	0.17	0.18	0.08	N/A
2014	1.00	—	†#	—	†	— †	— †	1.00	0.02	121,624	0.18	0.19	0.01	N/A
2013(3)	1.00	—	†#	—	†	— †	— †	1.00	0.04	106,060	0.18	0.20	0.04	N/A
2012	1.00	—	†#	—	†	— †	— †	1.00	0.10	106,664	0.18	0.20	0.10	N/A

Investor Class
2016	$1.00	$—	†#	$—	†	$— †	$— †	$1.00	0.04%	$950,663	0.41%	0.42%	0.03%	N/A
2015	1.00	—	†#	—	†	— †	— †	1.00	0.02	1,041,421	0.24	0.43	0.01	N/A
2014	1.00	—	†#	—	†	— †	— †	1.00	0.02	1,163,495	0.19	0.44	0.01	N/A
2013(3)	1.00	—	†#	—	†	— †	— †	1.00	0.02	1,262,938	0.21	0.44	0.01	N/A
2012	1.00	—	†#	—	†	— †	— †	1.00	0.01	1,131,756	0.27	0.44	0.01	N/A

Low-Duration Bond Fund

Institutional Class(4)
2016	$13.30	$0.19	#	$0.05	(5)	$(0.20)	$—	$13.34	1.74%	$585,590	0.37%	0.38%	1.46%	398%
2015	13.41	0.21	#	(0.10	)(5)	(0.22)	—	13.30	0.79	617,698	0.37	0.38	1.52	746
2014	13.57	0.14	#	0.02	(5)	(0.30)	(0.02)	13.41	1.16	141,461	0.36	0.42	1.06	529
2013(6)	13.84	0.17	#	(0.17	)(5)	(0.25)	(0.02)	13.57	0.02	136,966	0.36	0.42	1.26	202
2012	13.65	0.24	#	0.35	(5)	(0.35)	(0.05)	13.84	4.35	135,526	0.36	0.41	1.68	228

Investor Class
2016	$13.27	$0.16	#	$0.03	(5)	$(0.12)	$—	$13.34	1.47%	$280,701	0.64%	0.65%	1.18%	398%
2015	13.31	0.16	#	(0.09	)(5)	(0.11)	—	13.27	0.49	242,325	0.60	0.65	1.17	746
2014	13.35	0.11	#	0.02	(5)	(0.16)	(0.01)	13.31	0.97	704,878	0.57	0.66	0.85	529
2013(6)	13.52	0.14	#	(0.16	)(5)	(0.14)	(0.01)	13.35	(0.20)	701,299	0.57	0.66	1.04	202
2012	13.20	0.20	#	0.35	(5)	(0.20)	(0.03)	13.52	4.15	678,099	0.57	0.65	1.47	228

Medium-Duration Bond Fund

Institutional Class(4)
2016	$14.44	$0.37	#	$0.08	(5)	$(0.39)	$(0.04)	$14.46	3.21%	$815,430	0.45%	0.46%	2.50%	337%
2015	15.18	0.37	#	(0.35	)(5)	(0.54)	(0.22)	14.44	0.03	706,760	0.45	0.47	2.46	346
2014	15.01	0.33	#	0.56	(5)	(0.63)	(0.09)	15.18	6.03	239,389	0.48	0.52	2.14	408
2013(7)	15.90	0.35	#	(0.63	)(5)	(0.59)	(0.02)	15.01	(1.90)	227,172	0.48	0.52	2.21	409
2012	15.72	0.37	#	0.85	(5)	(0.61)	(0.43)	15.90	7.93	251,565	0.48	0.51	2.32	570

Investor Class
2016	$14.31	$0.33	#	$0.08	(5)	$(0.22)	$(0.04)	$14.46	2.88%	$215,783	0.72%	0.73%	2.24%	337%
2015	14.65	0.28	#	(0.31	)(5)	(0.21)	(0.10)	14.31	(0.22)	187,863	0.66	0.75	1.92	346
2014	14.14	0.29	#	0.53	(5)	(0.27)	(0.04)	14.65	5.82	669,537	0.63	0.77	1.98	408
2013(7)	14.68	0.30	#	(0.59	)(5)	(0.24)	(0.01)	14.14	(1.98)	582,451	0.63	0.77	2.06	409
2012	14.07	0.32	#	0.75	(5)	(0.26)	(0.20)	14.68	7.68	620,945	0.63	0.75	2.18	570

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	An out of period adjustment to Investment Income had no impact on Net Investment Income per Share, Total Return or the Ratio of Net Investment Income to Average Net Assets for Institutional Class and Investor Class.
(4)	All per share amounts and net asset values have been adjusted as a result of the reverse stock split effected on October 14, 2016. (See Note 1 in Notes to Financial Statements).
(5)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(6)	An out of period adjustment to Investment Income had no impact on Net Investment Income per Share or Total Return; however, the Ratio of Net Investment Income to Average Net Assets increased by 0.02% and 0.02% for Institutional Class and Investor Class, respectively.
(7)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.00 and $0.01, Total Return by 0.00% and 0.07%, and the Ratio of Net Investment Income to Average Net Assets by 0.04% and 0.04% for Institutional Class and Investor Class, respectively.

156	See Notes to Financial Statements.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated										Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income		Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Period (000)	Expenses, Net(1)	Expenses, Gross(2)	Investment Income, Net(1)	Portfolio Turnover Rate
Extended-Duration Bond Fund

Institutional Class(3)
2016	$17.37	$0.70	#	$0.63	(4)	$(0.98)	$(0.82)	$16.90	7.65%	$115,558	0.56%	0.57%	3.81%	50%
2015	21.26	0.78	#	(1.74	)(4)	(1.42)	(1.51)	17.37	(5.01)	148,920	0.60	0.60	4.09	42
2014	21.85	0.96	#	2.70	(4)	(2.42)	(1.83)	21.26	17.47	56,216	0.56	0.57	4.19	48
2013(5)	29.08	1.23	#	(2.65	)(4)	(2.88)	(2.93)	21.85	(5.10)	51,959	0.55	0.55	4.61	37
2012	29.62	1.42	#	2.93	(4)	(2.97)	(1.92)	29.08	15.41	86,268	0.52	0.53	4.68	27

Investor Class
2016	$16.76	$0.64	#	$0.56	(4)	$(0.34)	$(0.72)	$16.90	7.23%	$119,443	0.84%	0.85%	3.51%	50%
2015	18.30	0.66	#	(1.60	)(4)	(0.27)	(0.33)	16.76	(5.30)	106,918	0.82	0.85	3.65	42
2014	16.39	0.71	#	2.10	(4)	(0.50)	(0.40)	18.30	17.32	245,417	0.75	0.83	3.99	48
2013(5)	18.58	0.78	#	(1.74	)(4)	(0.59)	(0.64)	16.39	(5.24)	218,822	0.75	0.80	4.40	37
2012	17.08	0.81	#	1.72	(4)	(0.61)	(0.42)	18.58	15.06	384,705	0.75	0.78	4.45	27

Global Bond Fund

Institutional Class
2016	$9.08	$0.45	#	$0.56	(4)	$(0.41)	$—	$9.68	11.24%	$338,475	0.59%	0.60%	4.73%	28%
2015(6)	10.09	0.27	#	(1.02	)(4)	(0.26)	—	9.08	(7.54)	311,374	0.59	0.62	4.15	30

Investor Class
2016	$9.08	$0.42	#	$0.56	(4)	$(0.38)	$—	$9.68	10.91%	$89,412	0.88%	0.89%	4.42%	28%
2015	10.03	0.33	#	(0.92	)(4)	(0.36)	—	9.08	(6.00)	78,636	0.82	0.84	3.35	30
2014	10.09	0.37	#	(0.07	)(4)	(0.36)	—	10.03	2.90	401,321	0.79	0.82	3.64	57
2013(7)	10.38	0.39	#	(0.36	)(4)	(0.32)	—	10.09	0.30	357,842	0.80	0.83	3.77	101
2012	9.73	0.45	#	0.74	(4)	(0.54)	—	10.38	12.52	232,856	0.83	0.86	4.41	64

#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	All per share amounts and net asset values have been adjusted as a result of the reverse stock split effected on October 14, 2016. (See Note 1 in Notes to Financial Statements).
(4)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(5)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.00 and $0.01, Total Return by 0.00% and 0.05%, and the Ratio of Net Investment Income to Average Net Assets by 0.04% and 0.04% for Institutional Class and Investor Class, respectively.
(6)	Inception date was April 30, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(7)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.01, Total Return by 0.10%, and the Ratio of Net Investment Income to Average Net Assets by 0.02%.

See Notes to Financial Statements.	157

Defensive Market Strategies Fund (Unaudited)

The Fund combines multiple strategies that in aggregate seek to provide long-term capital appreciation with reduced volatility compared to the equity markets.

The Investor Class of the Fund achieved its investment objective during 2016, outperforming its composite benchmark of 50% S&P 500® Index and 50% Citigroup 3-Month Treasury Bill Index (11.53% versus 6.09%). In a year of solid gains for U.S. equities, the Fund also performed in line with its reference benchmark, represented by the S&P 500® Index, slightly trailing by 0.43% net of fees. The Fund’s similar returns to that of the S&P 500® Index, was achieved with materially lower market sensitivity and volatility compared to the S&P 500® Index.

The Fund currently has assets allocated between three principal investment strategies, including long-only equity, options equity and convertible bonds. For the calendar year 2016, all three strategies contributed positively to absolute and benchmark-relative returns.

The long-only equity strategy outperformed the S&P 500® Index for the year, benefiting from its allocation to, and strong security selection within, the healthcare and utilities sectors. In addition, the long-only equity strategy benefited from a backdrop where the market rewarded value stocks with higher yields.

The options equity strategy contributed positively to benchmark relative performance. All excess returns from selling options were derived from selling put options, as the year experienced very little downside volatility. In contrast, selling call options subtracted from results.

The convertible bonds strategy contributed positively to benchmark relative outperformance, yet trailed the broader convertible bond market as measured by the BofA Merrill Lynch U.S. All Convertibles Index. Broad beta exposure to convertibles was the primary contributor to positive absolute performance, while more conservative positioning in convertibles detracted from results relative to that of the overall convertible bond market.

Some of the underlying strategies may utilize derivative instruments within the Fund. During 2016, the Fund sold equity options in order to hedge (reduce) equity exposure and to collect the option premium from selling. The use of equity options contributed meaningfully to performance during 2016. Currency forwards were used to hedge foreign currency exposure back to the U.S. dollar and also contributed positively to the Fund’s absolute and benchmark-relative performance.

This Fund may be suitable for investors who have a medium- to long-term investment horizon, possess a moderate tolerance for risk and seek to participate in the return potential of stocks at a slightly lower risk level than an all stock portfolio. Convertible securities valuations generally are more closely aligned with a company’s bonds than common stock. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Foreign securities may be subject to greater risk than domestic securities due to currency volatility, reduced market liquidity and political and economic instability. To the extent that the investment adviser misjudges current market conditions, the Fund’s volatility may be amplified by its use of short sales and derivatives, and by its ability to select sub-advisers to allocate assets. Short sales by a fund theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Leverage may increase the risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the net asset value of the Fund to generally decline faster than it would otherwise. It is possible to lose money by investing in the Fund.

Defensive Market Strategies Fund (Unaudited)

At December 31, 2016, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

PORTFOLIO SUMMARY (based on net assets)

%
Corporate Bonds	23.7
U.S. Treasury Obligations	20.2
Financial Services	8.5
Money Market Funds	8.4
Consumer Staples	6.1
Producer Durables	5.9
Utilities	5.9
Healthcare	4.6
Consumer Discretionary	4.3
Technology	4.3
Foreign Common Stocks	3.6
Foreign Bonds	2.5
Preferred Stocks	2.5
Energy	2.0
Materials & Processing	1.0
Master Limited Partnership	0.5
Synthetic Convertible Instruments	0.5
Written Options	(0.1)

104.4

Defensive Market Strategies Fund (Unaudited)

Average Annual Total Returns as of 12/31/16
	Institutional Class*	Investor Class*	Benchmark**
One Year	11.80%	11.53%	6.09%
Five Year	10.31%	10.04%	7.29%
Since Inception	10.15%	9.88%	7.25%
Inception Date	09/01/11	09/01/11
Total Fund Operating Expenses (May 1, 2016 Prospectus)(1)	0.72%	0.99%

(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund since September 1, 2011 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a weighted composite benchmark index as a reference benchmark consisting of 50% S&P 500® Index and 50% Citigroup 3-Month Treasury Bill Index.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

DEFENSIVE MARKET STRATEGIES FUND SCHEDULE OF INVESTMENTS	December 31, 2016

	Shares	Value
COMMON STOCKS — 42.6%
Consumer Discretionary — 4.3%
Advance Auto Parts, Inc.	294	$49,721
Amazon.com, Inc.*	2,418	1,813,186
AutoNation, Inc.*	58	2,822
AutoZone, Inc.Δ*	1,301	1,027,517
Bed Bath & Beyond, Inc.	4,170	169,469
Best Buy Co., Inc.	458	19,543
BorgWarner, Inc.	232	9,150
Cable One, Inc.	53	32,952
CarMax, Inc.*	253	16,291
CBS Corporation Class B (Non-Voting Shares)	629	40,017
Charter Communications, Inc. Class A*	432	124,381
Chipotle Mexican Grill, Inc.Δ*	413	155,833
Coach, Inc.	466	16,319
Comcast Corporation Class A	9,393	648,587
Costco Wholesale Corporation	12,518	2,004,257
COTY, Inc. Class A	700	12,817
D.R. Horton, Inc.	552	15,086
Darden Restaurants, Inc.	10,008	727,782
Discovery Communications, Inc. Class A*	180	4,934
Discovery Communications, Inc. Class C*	364	9,748
Dollar General Corporation	460	34,072
Dollar Tree, Inc.*	1,706	131,669
Domino’s Pizza, Inc.	2,746	437,273
eBay, Inc.*	2,656	78,857
Estee Lauder Cos., Inc. (The) Class A	21,510	1,645,300
Expedia, Inc.	247	27,980
Foot Locker, Inc.	247	17,510
Ford Motor Co.	6,620	80,301
Fortune Brands Home & Security, Inc.	114	6,094
Gap, Inc. (The)	301	6,754
General Motors Co.	2,773	96,611
Genuine Parts Co.	802	76,623
Goodyear Tire & Rubber Co. (The)	280	8,644
H&R Block, Inc.	43,558	1,001,398
Hanesbrands, Inc.	491	10,591
Harley-Davidson, Inc.	250	14,585
Harman International Industries, Inc.	122	13,562
Hasbro, Inc.	196	15,247
Home Depot, Inc. (The)	13,867	1,859,287
Interpublic Group of Cos., Inc. (The)	849	19,875
Kohl’s Corporation	339	16,740
L Brands, Inc.	443	29,167
Leggett & Platt, Inc.	135	6,599
Lennar Corporation Class A	243	10,432
LKQ Corporation*	551	16,888
Lowe’s Cos., Inc.	11,593	824,494
Macy’s, Inc.	543	19,445
Marriott International, Inc. Class A	694	57,380
Mattel, Inc.	628	17,301
McDonald’s Corporation	17,548	2,135,943
Mohawk Industries, Inc.*	62	12,380
Netflix, Inc.Δ*	2,794	345,897

	Shares	Value
Newell Brands, Inc.	917	$40,944
News Corporation Class A	567	6,498
News Corporation Class B	636	7,505
NIKE, Inc. Class B	16,561	841,796
Nordstrom, Inc.	287	13,756
Omnicom Group, Inc.	448	38,129
O’Reilly Automotive, Inc.*	3,834	1,067,424
Panera Bread Co. Class A*	2,200	451,198
Polaris Industries, Inc.Δ	1,708	140,722
Priceline Group, Inc. (The)*	303	444,216
PulteGroup, Inc.	257	4,724
PVH Corporation	138	12,453
Ralph Lauren Corporation	53	4,787
Ross Stores, Inc.	4,600	301,760
Scripps Networks Interactive, Inc. Class A	121	8,636
Staples, Inc.	1,015	9,186
Starbucks Corporation	36,440	2,023,149
Target Corporation	15,697	1,133,794
TEGNA, Inc.	255	5,454
Tiffany & Co.	162	12,544
Time Warner, Inc.	7,409	715,191
TJX Cos., Inc. (The)	19,294	1,449,558
Tractor Supply Co.	3,591	272,234
TripAdvisor, Inc.*	7,685	356,353
Tupperware Brands CorporationΔ	11,697	615,496
Twenty-First Century Fox, Inc. Class A	1,877	52,631
Twenty-First Century Fox, Inc. Class B	766	20,874
Ulta Salon Cosmetics & Fragrance, Inc.*	1,230	313,576
Under Armour, Inc. Class A*	210	6,100
Under Armour, Inc. Class C*	211	5,311
Urban Outfitters, Inc.*	140	3,987
VF Corporation	493	26,302
Wal-Mart Stores, Inc.	89,855	6,210,778
Walt Disney Co. (The)	15,037	1,567,156
Whirlpool Corporation	160	29,083
Williams-Sonoma, Inc.Δ	5,521	267,161
Wyndham Worldwide Corporation	274	20,925
Yum! Brands, Inc.	16,334	1,034,432

		35,511,134

Consumer Staples — 6.1%
Archer-Daniels-Midland Co.	895	40,857
Campbell Soup Co.	11,289	682,646
Casey’s General Stores, Inc.	1,186	140,992
Church & Dwight Co., Inc.	22,634	1,000,196
Clorox Co. (The)	9,761	1,171,515
Coca-Cola Co. (The)	67,016	2,778,483
Colgate-Palmolive Co.	30,572	2,000,632
ConAgra Foods, Inc.	781	30,889
CVS Health Corporation	39,890	3,147,720
Dr. Pepper Snapple Group, Inc.	11,574	1,049,415
General Mills, Inc.	122,387	7,559,845
Hershey Co. (The)	1,975	204,274
Hormel Foods Corporation	20,100	699,681
Ingredion, Inc.	2,921	365,008
J.M. Smucker Co. (The)	682	87,337
Kellogg Co.	7,398	545,307
Kimberly-Clark Corporation	25,307	2,888,035
Kraft Heinz Co. (The)	11,299	986,629

See Notes to Financial Statements.	161

DEFENSIVE MARKET STRATEGIES FUND SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Kroger Co. (The)	10,111	$348,931
McCormick & Co., Inc. (Non-Voting Shares)	11,905	1,111,094
Mead Johnson Nutrition Co.	81,068	5,736,372
Mondelez International, Inc. Class A	2,750	121,907
Monster Beverage Corporation*	20,199	895,624
Nu Skin Enterprises, Inc. Class A	6,923	330,781
PepsiCo, Inc.	66,699	6,978,716
Procter & Gamble Co. (The)	84,522	7,106,610
Sysco Corporation	22,699	1,256,844
Tyson Foods, Inc. Class A	3,416	210,699
Walgreens Boots Alliance, Inc.	8,598	711,570
Whole Foods Market, Inc.	3,744	115,165

		50,303,774

Energy — 2.0%
Anadarko Petroleum Corporation	883	61,572
Apache Corporation	713	45,254
Baker Hughes, Inc.	716	46,519
Cabot Oil & Gas Corporation	793	18,525
Chesapeake Energy Corporation*	1,423	9,989
Chevron Corporation	47,123	5,546,377
Cimarex Energy Co.	158	21,472
Concho Resources, Inc.*	216	28,642
ConocoPhillips	3,933	197,201
Devon Energy Corporation	909	41,514
EOG Resources, Inc.	1,002	101,302
EQT Corporation	244	15,958
Exxon Mobil Corporation	64,732	5,842,710
First Solar, Inc.*	87	2,792
FMC Technologies, Inc.*	280	9,948
Halliburton Co.	1,553	84,002
Helmerich & Payne, Inc.	350	27,090
Hess Corporation	400	24,916
Kinder Morgan, Inc.	2,911	60,287
Marathon Oil Corporation	1,361	23,559
Marathon Petroleum Corporation	921	46,372
Murphy Oil Corporation	380	11,829
National Oilwell Varco, Inc.	635	23,774
Newfield Exploration Co.*	284	11,502
Noble Energy, Inc.	885	33,683
Occidental Petroleum Corporation	55,735	3,970,004
ONEOK, Inc.	397	22,792
Phillips 66	702	60,660
Pioneer Natural Resources Co.	320	57,622
Range Resources Corporation	186	6,391
Southwestern Energy Co.*	876	9,478
Spectra Energy Corporation	1,307	53,705
Tesoro Corporation	143	12,505
Valero Energy Corporation	716	48,917
Williams Cos., Inc. (The)	1,187	36,963

		16,615,826

Financial Services — 8.5%
Affiliated Managers Group, Inc.*	64	9,299
Aflac, Inc.	1,630	113,448
Alleghany Corporation*	1,440	875,693
Alliance Data Systems Corporation	78	17,823

	Shares	Value
Allstate Corporation (The)	51,545	$3,820,515
American Express Co.	8,059	597,011
American Financial Group, Inc.	7,038	620,189
American International Group, Inc.	1,986	129,706
American Tower Corporation REIT	15,334	1,620,497
Ameriprise Financial, Inc.	269	29,843
Apartment Investment & Management Co. Class A REIT	481	21,861
Arthur J. Gallagher & Co.	357	18,550
Assurant, Inc.	75	6,964
AvalonBay Communities, Inc. REIT	351	62,180
Bank of America Corporation	17,723	391,678
Bank of Hawaii CorporationΔ	9,804	869,517
Bank of New York Mellon Corporation (The)	1,670	79,125
BB&T Corporation	6,450	303,279
Berkshire Hathaway, Inc. Class B*	3,177	517,787
BlackRock, Inc.	2,840	1,080,734
Boston Properties, Inc. REIT	7,557	950,519
Capital One Financial Corporation	785	68,483
Capitol Federal Financial, Inc.	235,600	3,877,976
CBOE Holdings, Inc.Δ	5,112	377,726
CBRE Group, Inc. Class A*	315	9,919
Charles Schwab Corporation (The)	2,096	82,729
Cincinnati Financial Corporation	334	25,300
Citigroup, Inc.	5,046	299,884
Citizens Financial Group, Inc.	400	14,252
CME Group, Inc.	662	76,362
Comerica, Inc.	23,102	1,573,477
Commerce Bancshares, Inc.	31,504	1,821,246
Crown Castle International Corporation REIT	1,012	87,811
Digital Realty Trust, Inc. REIT	278	27,316
Discover Financial Services	1,687	121,616
Dun & Bradstreet Corporation (The)	354	42,947
E*TRADE Financial Corporation*	326	11,296
Equifax, Inc.	179	21,163
Equinix, Inc. REIT	119	42,532
Equity Residential REIT	543	34,947
Erie Indemnity Co. Class A	1,754	197,237
Essex Property Trust, Inc. REIT	90	20,925
Extra Space Storage, Inc. REIT	139	10,736
FactSet Research Systems, Inc.Δ	1,168	190,886
Federal Realty Investment Trust REIT	55	7,816
Fidelity National Information Services, Inc.	549	41,526
Fifth Third Bancorp	1,381	37,246
Fiserv, Inc.*	888	94,377
FNF Group	1,309	44,454
Franklin Resources, Inc.	4,632	183,335
General Growth Properties, Inc. REIT	589	14,713
Global Payments, Inc.	200	13,882

162	See Notes to Financial Statements.

	Shares	Value
Goldman Sachs Group, Inc. (The)	655	$156,840
Hartford Financial Services Group, Inc. (The)	633	30,162
HCP, Inc. REIT	895	26,599
Host Hotels & Resorts, Inc. REIT	6,712	126,454
Huntington Bancshares, Inc.	1,372	18,138
Intercontinental Exchange, Inc.	960	54,163
Iron Mountain, Inc. REIT	502	16,305
Jack Henry & Associates, Inc.	2,600	230,828
JPMorgan Chase & Co.	49,553	4,275,928
KeyCorp	1,880	34,348
Kimco Realty Corporation REIT	474	11,926
Leucadia National Corporation	355	8,254
Lincoln National Corporation	300	19,881
Loews Corporation	130	6,088
M&T Bank Corporation	11,620	1,817,717
Macerich Co. (The) REIT	159	11,264
Markel Corporation*	1,618	1,463,481
Marsh & McLennan Cos., Inc.	74,372	5,026,803
MasterCard, Inc. Class A	16,325	1,685,556
Mercury General CorporationΔ	5,424	326,579
MetLife, Inc.	12,202	657,566
Moody’s Corporation	279	26,301
Morgan Stanley	2,825	119,356
Nasdaq, Inc.	251	16,847
Navient Corporation	520	8,544
New York Community Bancorp, Inc.	31,852	506,765
Northern Trust Corporation	37,670	3,354,513
PayPal Holdings, Inc.*	1,878	74,125
People’s United Financial, Inc.	674	13,049
PNC Financial Services Group, Inc. (The)	40,882	4,781,559
Principal Financial Group, Inc.	542	31,360
ProAssurance Corporation	6,126	344,281
Progressive Corporation (The)	60,100	2,133,550
Prologis, Inc. REIT	1,007	53,160
Prudential Financial, Inc.	899	93,550
Public Storage REIT	226	50,511
Realty Income Corporation REIT	388	22,302
Regions Financial Corporation	4,384	62,954
S&P Global, Inc.	430	46,242
Signature Bank*	1,800	270,360
Simon Property Group, Inc. REIT	789	140,182
SL Green Realty Corporation REIT	174	18,714
State Street Corporation	604	46,943
SunTrust Banks, Inc.	65,407	3,587,574
SVB Financial Group*	1,112	190,886
Synchrony Financial	1,268	45,990
T. Rowe Price Group, Inc.	3,277	246,627
TCF Financial Corporation	9,485	185,811
TFS Financial Corporation	8,840	168,314
Torchmark Corporation	321	23,677
Total System Services, Inc.	261	12,797
Travelers Cos., Inc. (The)	17,895	2,190,706
U.S. Bancorp	81,008	4,161,381
UDR, Inc. REIT	300	10,944
Unum Group	295	12,959
Ventas, Inc. REIT	697	43,576

	Shares	Value
Visa, Inc. Class AΔ	32,904	$2,567,170
Vornado Realty Trust REIT	299	31,207
W.R. Berkley Corporation	4,601	306,013
Wells Fargo & Co.	70,645	3,893,246
Welltower, Inc. REIT	643	43,036
Western Union Co. (The)	622	13,510
Weyerhaeuser Co. REIT	91,407	2,750,437
Zions Bancorporation	159	6,843

		70,323,085

Healthcare — 4.6%
Abbott Laboratories	13,113	503,670
AbbVie, Inc.	3,182	199,257
ABIOMED, Inc.*	2,890	325,645
Aetna, Inc.	4,708	583,839
Agilent Technologies, Inc.	647	29,477
Alexion Pharmaceuticals, Inc.*	399	48,818
Align Technology, Inc.*	2,927	281,373
Amgen, Inc.	2,100	307,041
Anthem, Inc.	4,222	606,997
Baxter International, Inc.	34,968	1,550,481
Becton Dickinson and Co.	6,732	1,114,483
Biogen, Inc.*	710	201,342
Bio-Rad Laboratories, Inc. Class A*	292	53,226
Boston Scientific Corporation*	2,122	45,899
Bristol-Myers Squibb Co.	40,140	2,345,782
Bruker Corporation	5,197	110,072
C.R. Bard, Inc.	4,228	949,862
Cardinal Health, Inc.	19,360	1,393,339
Celgene Corporation*	1,324	153,253
Centene Corporation*	253	14,297
Cerner Corporation*	2,127	100,756
Cigna Corporation	450	60,025
Cooper Cos., Inc. (The)	110	19,242
Danaher Corporation	4,960	386,086
DaVita, Inc.*	200	12,840
DENTSPLY SIRONA, Inc.	281	16,222
DexCom, Inc.Δ*	4,979	297,246
Edwards Lifesciences Corporation*	6,349	594,901
Eli Lilly & Co.	44,511	3,273,784
Express Scripts Holding Co.*	4,732	325,514
Gilead Sciences, Inc.	2,291	164,059
HCA Holdings, Inc.*	500	37,010
Henry Schein, Inc.*	4,011	608,509
Hologic, Inc.*	233	9,348
Humana, Inc.	232	47,335
IDEXX Laboratories, Inc.*	1,043	122,313
Illumina, Inc.*	568	72,727
Intuitive Surgical, Inc.*	958	607,535
Johnson & Johnson	118,533	13,656,187
Laboratory Corporation of America Holdings*	195	25,034
McKesson Corporation	1,911	268,400
Patterson Cos., Inc.Δ	3,219	132,076
PerkinElmer, Inc.	318	16,584
Quest Diagnostics, Inc.	8,302	762,954
Regeneron Pharmaceuticals, Inc.*	312	114,532
ResMed, Inc.Δ	3,044	188,880
Seattle Genetics, Inc.Δ*	2,476	130,659
St. Jude Medical, Inc.	480	38,491
Stryker Corporation	11,779	1,411,242
Thermo Fisher Scientific, Inc.	705	99,475

See Notes to Financial Statements.	163

DEFENSIVE MARKET STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
United Therapeutics CorporationΔ*	1,627	$233,361
UnitedHealth Group, Inc.	16,191	2,591,208
Universal Health Services, Inc. Class B	174	18,510
Veeva Systems, Inc. Class A*	2,650	107,855
Vertex Pharmaceuticals, Inc.*	417	30,720
Zimmer Biomet Holdings, Inc.	334	34,469
Zoetis, Inc.	2,866	153,417

		37,587,659

Materials & Processing — 1.0%
Acuity Brands, Inc.Δ	847	195,538
Air Products & Chemicals, Inc.	4,066	584,772
Albemarle Corporation	163	14,031
Ball Corporation	226	16,966
Bemis Co., Inc.	73,900	3,533,898
CF Industries Holdings, Inc.	530	16,684
Dow Chemical Co. (The)	1,849	105,800
E.I. du Pont de Nemours & Co.	2,940	215,796
Eastman Chemical Co.	174	13,086
Ecolab, Inc.	6,488	760,523
Fastenal Co.Δ	6,147	288,786
FMC Corporation	151	8,540
Freeport-McMoRan, Inc.*	1,994	26,301
International Flavors & Fragrances, Inc.	693	81,656
International Paper Co.	550	29,183
Martin Marietta Materials, Inc.	107	23,704
Masco Corporation	401	12,680
Monsanto Co.	713	75,015
Mosaic Co. (The)	713	20,912
NewMarket CorporationΔ	415	175,894
Newmont Mining Corporation	1,042	35,501
Nucor Corporation	459	27,320
PPG Industries, Inc.	6,926	656,308
Praxair, Inc.	2,185	256,060
Sealed Air Corporation	225	10,201
Sherwin-Williams Co. (The)	4,551	1,223,036
Vulcan Materials Co.	294	36,794
WestRock Co.	409	20,765

		8,465,750

Producer Durables — 5.9%
3M Co.	27,954	4,991,746
Alaska Air Group, Inc.	2,858	253,590
American Airlines Group, Inc.	837	39,079
AMETEK, Inc.	278	13,511
Arconic, Inc.	520	9,641
Automatic Data Processing, Inc.	46,653	4,794,995
Boeing Co. (The)	13,104	2,040,031
C.H. Robinson Worldwide, Inc.	2,398	175,677
Carlisle Cos., Inc.	299	32,977
Caterpillar, Inc.	1,029	95,429
Cintas Corporation	3,375	390,015
CSX Corporation	1,818	65,321
Cummins, Inc.	1,515	207,055
Deere & Co.	484	49,871
Delta Air Lines, Inc.	1,480	72,801
Dover Corporation	192	14,386
Emerson Electric Co.	23,353	1,301,930

	Shares	Value
Expeditors International of Washington, Inc.	15,163	$803,032
FedEx Corporation	3,371	627,680
FLIR Systems, Inc.	1,545	55,914
Flowserve Corporation	133	6,391
Fluor Corporation	182	9,559
Fortive Corporation	430	23,061
General Dynamics Corporation	4,692	810,121
General Electric Co.	61,230	1,934,868
Honeywell International, Inc.	13,327	1,543,933
Huntington Ingalls Industries, Inc.	1,631	300,414
Illinois Tool Works, Inc.	497	60,863
J.B. Hunt Transport Services, Inc.	1,066	103,477
Jacobs Engineering Group, Inc.*	78	4,446
Kansas City Southern	154	13,067
L-3 Communications Holdings, Inc.	139	21,143
Landstar System, Inc.	8,070	688,371
Lockheed Martin Corporation	5,365	1,340,928
Mettler-Toledo International, Inc.*	1,916	801,961
Norfolk Southern Corporation	455	49,172
Northrop Grumman Corporation	4,232	984,279
PACCAR, Inc.	655	41,854
Parker-Hannifin Corporation	429	60,060
Paychex, Inc.	21,326	1,298,327
Pitney Bowes, Inc.	332	5,043
Quanta Services, Inc.*	139	4,844
Raytheon Co.	8,084	1,147,928
Republic Services, Inc.	124,693	7,113,736
Robert Half International, Inc.	3,476	169,559
Rockwell Automation, Inc.	12,041	1,618,310
Rockwell Collins, Inc.Δ	3,303	306,386
Rollins, Inc.Δ	10,864	366,986
Roper Technologies, Inc.	165	30,208
Ryder System, Inc.	111	8,263
Snap-on, Inc.	44	7,536
Southwest Airlines Co.	7,558	376,691
Stanley Black & Decker, Inc.	11,720	1,344,167
Stericycle, Inc.*	97	7,473
Textron, Inc.	272	13,208
TransDigm Group, Inc.	70	17,427
Union Pacific Corporation	7,297	756,553
United Continental Holdings, Inc.*	462	33,671
United Parcel Service, Inc. Class B	48,568	5,567,836
United Rentals, Inc.*	123	12,986
United Technologies Corporation	8,131	891,320
Verisk Analytics, Inc.*	195	15,828
W.W. Grainger, Inc.Δ	878	203,915
Waste Management, Inc.	31,272	2,217,498
Waters Corporation*	738	99,180
Xerox Corporation	1,257	10,974
Xylem, Inc.	389	19,263

		48,497,765

Technology — 4.3%
Activision Blizzard, Inc.	1,188	42,899
Adobe Systems, Inc.*	8,263	850,676
Akamai Technologies, Inc.*	203	13,536

164	See Notes to Financial Statements.

	Shares	Value
Alphabet, Inc. Class A*	3,482	$2,759,311
Alphabet, Inc. Class C*	513	395,944
Amphenol Corporation Class A	516	34,675
Analog Devices, Inc.	2,927	212,559
ANSYS, Inc.*	733	67,795
Apple, Inc.	19,858	2,299,953
Applied Materials, Inc.	69,914	2,256,125
Arista Networks, Inc.Δ*	1,572	152,122
Autodesk, Inc.*	417	30,862
CA, Inc.	706	22,430
Cisco Systems, Inc.	53,789	1,625,504
Citrix Systems, Inc.*	271	24,203
Cognizant Technology Solutions Corporation Class A*	772	43,255
Corning, Inc.	1,580	38,347
CSRA, Inc.	165	5,254
Electronic Arts, Inc.*	523	41,191
F5 Networks, Inc.*	2,946	426,345
Facebook, Inc. Class A*	13,534	1,557,087
Gartner, Inc.*	4,526	457,443
Harris Corporation	176	18,035
Hewlett Packard Enterprise Co.	2,988	69,142
HP, Inc.	2,972	44,104
Intel Corporation	34,316	1,244,641
International Business Machines Corporation	9,919	1,646,455
Intuit, Inc.	13,910	1,594,225
IPG Photonics Corporation*	367	36,227
Juniper Networks, Inc.	571	16,136
KLA-Tencor Corporation	188	14,792
Lam Research Corporation	181	19,137
Linear Technology Corporation	268	16,710
Maxim Integrated Products, Inc.	127,965	4,935,610
Microchip Technology, Inc.	519	33,294
Micron Technology, Inc.*	1,555	34,086
Microsoft Corporation	80,979	5,032,035
Motorola Solutions, Inc.	226	18,733
NetApp, Inc.	374	13,191
NVIDIA CorporationΔ	9,194	981,368
Oracle Corporation	55,735	2,143,011
Palo Alto Networks, Inc.*	1,328	166,066
Qorvo, Inc.*	175	9,228
QUALCOMM, Inc.	12,959	844,927
Red Hat, Inc.*	303	21,119
salesforce.com, Inc.*	1,070	73,252
Skyworks Solutions, Inc.	314	23,443
Symantec Corporation	1,290	30,818
Synopsys, Inc.*	600	35,316
Teradata Corporation*	9,710	263,821
Texas Instruments, Inc.	23,588	1,721,216
VeriSign, Inc.*	180	13,693
Western Digital Corporation	476	32,344
Xilinx, Inc.	6,137	370,491
Yahoo!, Inc.*	1,518	58,701

		34,932,883

Utilities — 5.9%
AES Corporation	1,420	16,500
Alliant Energy Corporation	4,100	155,349
Ameren Corporation	18,862	989,500
American Electric Power Co., Inc.	16,406	1,032,922
American Water Works Co., Inc.	21,200	1,534,032
Aqua America, Inc.	38,993	1,171,350

	Shares	Value
AT&T, Inc.	91,542	$3,893,281
Atmos Energy Corporation	49,757	3,689,482
CenterPoint Energy, Inc.	11,510	283,606
CenturyLink, Inc.	1,162	27,632
CMS Energy Corporation	355	14,775
Consolidated Edison, Inc.	16,860	1,242,245
Dominion Resources, Inc.	15,147	1,160,109
DTE Energy Co.	9,728	958,305
Duke Energy Corporation	13,455	1,044,377
Edison International	18,286	1,316,409
Entergy Corporation	614	45,111
Eversource Energy	27,353	1,510,706
Exelon Corporation	9,302	330,128
FirstEnergy Corporation	1,116	34,563
Frontier Communications Corporation	3,719	12,570
Level 3 Communications, Inc.*	391	22,037
NextEra Energy, Inc.	11,087	1,324,453
NiSource, Inc.	15,696	347,509
NRG Energy, Inc.	370	4,536
OGE Energy Corporation	10,332	345,606
ONE Gas, Inc.	70,749	4,525,106
PG&E Corporation	60,807	3,695,241
Pinnacle West Capital Corporation	18,265	1,425,218
PPL Corporation	5,163	175,800
Public Service Enterprise Group, Inc.	42,817	1,878,810
SCANA Corporation	161	11,798
Sempra Energy	9,189	924,781
Southern Co. (The)	31,693	1,558,979
UGI Corporation	26,917	1,240,335
Vectren Corporation	15,886	828,455
Verizon Communications, Inc.	108,949	5,815,698
WEC Energy Group, Inc.	8,713	511,017
WGL Holdings, Inc.	30,200	2,303,656
Xcel Energy, Inc.	19,740	803,418

		48,205,405

Total Common Stocks (Cost $293,545,070)		350,443,281

FOREIGN COMMON STOCKS — 3.6%
Bermuda — 0.6%
Arch Capital Group, Ltd.*	14,300	1,233,947
Axis Capital Holdings, Ltd.	3,742	244,240
Everest Re Group, Ltd.	8,316	1,799,582
Invesco, Ltd.	19,616	595,149
RenaissanceRe Holdings, Ltd.	4,600	626,612
Signet Jewelers, Ltd.	97	9,143
White Mountains Insurance Group, Ltd.	230	192,292
XL Group, Ltd.	452	16,842

		4,717,807

British Virgin Islands — 0.0%
Michael Kors Holdings, Ltd.*	280	12,034

Curacao — 0.6%
Schlumberger, Ltd.	60,442	5,074,106

France — 0.9%
TOTAL SA	139,160	7,136,861

Guernsey — 0.0%
Amdocs, Ltd.	1,249	72,754

Ireland — 0.7%
Accenture PLC Class A	10,842	1,269,923
Allegion PLC	94	6,016

See Notes to Financial Statements.	165

DEFENSIVE MARKET STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Eaton Corporation PLC	837	$56,154
Ingersoll-Rand PLC	431	32,342
Johnson Controls International PLC	1,765	72,700
Mallinckrodt PLC*	1,829	91,121
Medtronic PLC	56,202	4,003,268
Pentair PLC	224	12,560
Seagate Technology PLC	738	28,170
Willis Towers Watson PLC	205	25,067

		5,597,321

Jersey — 0.1%
Delphi Automotive PLC	10,051	676,935

Liberia — 0.0%
Royal Caribbean Cruises, Ltd.	290	23,792

Netherlands — 0.1%
Frank’s International NVΔ	41,302	508,428
LyondellBasell Industries NV Class A	618	53,012
Mylan NV*	3,383	129,061

		690,501

Panama — 0.0%
Carnival Corporation	789	41,075

Singapore — 0.0%
Broadcom, Ltd.	669	118,259

Switzerland — 0.5%
Chubb, Ltd.	31,448	4,154,910
Garmin, Ltd.Δ	5,460	264,755
TE Connectivity, Ltd.	617	42,746
Transocean, Ltd.*	893	13,163

		4,475,574

United Kingdom — 0.1%
Aon PLC	7,128	794,986
Nielsen Holdings PLC	545	22,863

		817,849

Total Foreign Common Stocks (Cost $25,544,172)		29,454,868

PREFERRED STOCKS — 2.5%
Bank of America Corporation
7.25%, 12/31/49 CONV	4,108	4,793,214
Spire, Inc.
6.75%, 04/01/17 CONV	69,676	4,015,665
U.S. Bancorp
6.00%, 12/31/49†	264,700	6,673,087
Wells Fargo & Co.
7.50%, 12/31/49 CONV	3,999	4,758,810
Welltower, Inc.,
6.50%, 12/31/49 CONV	9,600	577,728

Total Preferred Stocks (Cost $21,352,206)		20,818,504

MASTER LIMITED PARTNERSHIP — 0.5%
Spectra Energy Partners LP (Cost $4,173,725)	95,472	4,376,437

	Shares	Value
MONEY MARKET FUNDS — 8.4%
GuideStone Money Market Fund (Investor Class)¥	29,868,692	$29,868,692
Northern Institutional Liquid Assets Portfolio§	39,313,038	39,313,038

Total Money Market Funds (Cost $69,181,730)		69,181,730

SYNTHETIC CONVERTIBLE INSTRUMENTS — 0.5%
Credit Suisse AG+ 144A	10,400	694,637
Goldman Sachs International+ CONV	9,100	598,361
Morgan Stanley BV+	12,300	1,300,233
UBS AG+ CONV 144A	5,900	424,092
Wells Fargo Bank NA+ 144A	17,000	1,265,291

Total Synthetic Convertible Instruments (Cost $4,238,899)		4,282,614

	Par
CORPORATE BONDS — 23.7%
Akamai Technologies, Inc.
(1.84)%, 02/15/19 CONVΩ	$4,380,000	4,555,222
Allscripts Healthcare Solutions, Inc.
1.25%, 07/01/20 CONV	3,600,000	3,384,000
Ares Capital Corporation
4.38%, 01/15/19 CONV	4,596,000	4,774,095
BioMarin Pharmaceutical, Inc.
1.50%, 10/15/20 CONV	3,306,000	3,890,749
Blackhawk Network Holdings, Inc.
1.50%, 01/15/22 CONV 144AΔ	3,030,000	3,120,900
Brookdale Senior Living, Inc.
2.75%, 06/15/18 CONV	1,665,000	1,626,497
CalAtlantic Group, Inc.
1.63%, 05/15/18 CONVΔ	1,542,000	1,852,327
0.25%, 06/01/19 CONV	2,465,000	2,307,856
Chart Industries, Inc.
2.00%, 08/01/18 CONVΔ	2,192,000	2,153,640
Chesapeake Energy
5.50%, 09/15/26 CONV 144A	485,000	527,437
Ciena Corporation
0.88%, 06/15/17 CONV	1,135,000	1,135,709
Citigroup, Inc.
5.95%, 07/29/49†Δ	2,874,000	2,917,110
Citrix Systems, Inc.
0.50%, 04/15/19 CONV	3,065,000	3,563,062
Colony Starwood Homes REIT
3.00%, 07/01/19 CONV	1,640,000	1,795,800
DISH Network Corporation
3.38%, 08/15/26 CONV 144A	3,050,000	3,486,531
Dycom Industries, Inc.
0.75%, 09/15/21 CONV	1,888,000	2,069,720
Echo Global Logistics, Inc.
2.50%, 05/01/20 CONVΔ	1,370,000	1,349,450
Electronics for Imaging, Inc.
0.75%, 09/01/19 CONVΔ	3,270,000	3,476,419
Empire State Realty OP LP REIT
2.63%, 08/15/19 CONV 144AΔ	1,060,000	1,202,438

166	See Notes to Financial Statements.

	Par	Value
Envestnet, Inc.
1.75%, 12/15/19 CONV	$1,280,000	$1,225,600
Euronet Worldwide, Inc.
1.50%, 10/01/44 CONVΔ	751,000	873,038
Extra Space Storage LP REIT
3.13%, 10/01/35 CONV 144A	3,010,000	3,216,937
FireEye, Inc.
1.00%, 06/01/35 CONV	825,000	766,219
1.63%, 06/01/35 CONVΔ	855,000	774,309
General Electric Co.
5.00%, 12/29/49†	5,268,000	5,473,189
Goldman Sachs Group, Inc.
5.30%, 12/29/49†Δ	1,496,000	1,438,030
Hologic, Inc.
1.87%, 12/15/43 STEP CONVΩ	2,190,000	2,689,594
Huron Consulting Group, Inc.
1.25%, 10/01/19 CONVΔ	2,375,000	2,331,953
Illumina, Inc.
0.50%, 06/15/21 CONV	2,021,000	1,946,476
Impax Laboratories, Inc.
2.00%, 06/15/22 CONV	2,324,000	1,846,128
Integrated Device Technology, Inc.
0.88%, 11/15/22 CONVΔ	2,444,000	2,528,012
Intel Corporation
2.95%, 12/15/35 CONV	5,652,000	7,647,863
InterDigital, Inc.
1.50%, 03/01/20 CONV	830,000	1,126,206
Janus Capital Group, Inc.
0.75%, 07/15/18 CONV	416,000	550,680
Lam Research Corporation
1.25%, 05/15/18 CONV	1,482,000	2,607,394
Liberty Interactive Corporation
1.75%, 09/30/46 CONV 144A	1,110,000	1,198,800
Liberty Media Corporation
1.38%, 10/15/23 CONV	1,156,000	1,247,035
2.25%, 09/30/46 CONV 144A	1,180,000	1,249,325
Live Nation Entertainment, Inc.
2.50%, 05/15/19 CONVΔ	3,140,000	3,361,762
Macquarie Infrastructure Corporation
2.88%, 07/15/19 CONV	2,028,000	2,365,155
2.00%, 10/01/23 CONVΔ	2,400,000	2,428,500
Medidata Solutions, Inc.
1.00%, 08/01/18 CONVΔ	3,687,000	4,014,221
Meritor, Inc.
7.88%, 03/01/26 CONV	860,000	1,247,538
Microchip Technology, Inc.
1.63%, 02/15/25 CONV	7,402,000	9,622,600
Molina Healthcare, Inc.
1.63%, 08/15/44 CONVΔ	2,191,000	2,501,848
National Health Investors, Inc. REIT
3.25%, 04/01/21 CONVΔ	1,744,000	1,964,180
Navistar International Corporation
4.75%, 04/15/19 CONVΔ	2,364,000	2,346,270
NRG Yield, Inc.
3.50%, 02/01/19 CONV 144AΔ	2,571,000	2,571,000

	Par	Value
Nuance Communications, Inc.
1.00%, 12/15/35 CONVΔ	$2,665,000	$2,420,153
NuVasive, Inc.
2.25%, 03/15/21 CONV 144A	2,423,000	3,087,811
Oasis Petroleum, Inc.
2.63%, 09/15/23 CONV	380,000	530,100
ON Semiconductor Corporation
1.00%, 12/01/20 CONVΔ	3,722,000	3,831,334
Palo Alto Networks, Inc.
(9.42)%, 07/01/19 CONVΩ	743,000	945,932
PDC Energy, Inc.
1.13%, 09/15/21 CONV	235,000	263,494
Priceline Group, Inc.
0.90%, 09/15/21 CONVΔ	4,598,000	4,868,132
Proofpoint, Inc.
0.75%, 06/15/20 CONV	2,886,000	3,273,806
Red Hat, Inc.
0.25%, 10/01/19 CONVΔ	1,739,000	2,037,891
Rovi Corporation
0.50%, 03/01/20 CONV	1,630,000	1,668,712
Royal Gold, Inc.
2.88%, 06/15/19 CONV	1,475,000	1,565,344
RTI International Metals, Inc.
1.63%, 10/15/19 CONV	2,205,000	2,291,822
salesforce.com, Inc.
0.25%, 04/01/18 CONV	1,776,000	2,072,370
ServiceNow, Inc.
(8.81)%, 11/01/18 CONVΩ	1,865,000	2,200,700
Shutterfly, Inc.
0.25%, 05/15/18 CONV	956,000	972,132
SM Energy Co.
1.50%, 07/01/21 CONV	287,000	333,458
SolarCity Corporation
2.75%, 11/01/18 CONV	770,000	719,469
1.63%, 11/01/19 CONV	445,000	377,972
Spirit Realty Capital, Inc. REIT
2.88%, 05/15/19 CONV	1,984,000	2,068,330
Starwood Property Trust, Inc. REIT
4.55%, 03/01/18 CONV	3,801,000	4,159,719
Teradyne, Inc.
1.25%, 12/15/23 CONV 144AΔ	1,871,000	1,985,599
Tesla Motors, Inc.
1.25%, 03/01/21 CONV	2,465,000	2,146,091
Toll Brothers Finance Corporation
0.50%, 09/15/32 CONV	4,355,000	4,306,006
Tutor Perini Corporation
2.88%, 06/15/21 CONV 144A	1,120,000	1,281,700
Twitter, Inc.
1.00%, 09/15/21 CONVΔ	4,623,000	4,276,275
VEREIT, Inc. REIT
3.00%, 08/01/18 CONV	1,520,000	1,520,000
Verint Systems, Inc.
1.50%, 06/01/21 CONVΔ	5,056,000	4,762,120
Web.com Group, Inc.
1.00%, 08/15/18 CONV	3,425,000	3,311,547
WebMD Health Corporation
2.63%, 06/15/23 CONV 144A	3,225,000	3,039,562
Whiting Petroleum Corporation
1.25%, 04/01/20 CONVΔ	1,276,000	1,126,070

See Notes to Financial Statements.	167

DEFENSIVE MARKET STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Workday, Inc.
0.75%, 07/15/18 CONVΔ	$2,535,000	$2,671,256
Wright Medical Group, Inc.
2.00%, 02/15/20 CONV	2,355,000	2,465,391

Total Corporate Bonds (Cost $190,056,482)		194,929,122

FOREIGN BONDS — 2.5%
Bermuda — 0.7%
Jazz Investments I, Ltd.
1.88%, 08/15/21 CONV	4,375,000	4,213,672
Weatherford International, Ltd.
5.88%, 07/01/21 CONV	1,170,000	1,272,375

		5,486,047

France — 0.3%
TOTAL SA
0.50%, 12/02/22 CONV	2,800,000	2,912,000

Netherlands — 1.2%
NXP Semiconductors NV
1.00%, 12/01/19 CONV	3,295,000	3,764,537
QIAGEN NV
0.38%, 03/19/19 CONV	1,000,000	1,131,500
Siemens Financierings-maatschappij NV
1.65%, 08/16/19 CONVΔ	1,500,000	1,796,565
STMicroelectronics NV
(4.27)%, 07/03/19 CONVΩ	3,200,000	3,570,560

		10,263,162

United Kingdom — 0.3%
Inmarsat PLC
3.88%, 09/09/23 CONV	2,200,000	2,313,630

Total Foreign Bonds (Cost $20,356,366)		20,974,839

U.S. TREASURY OBLIGATIONS — 20.2%
U.S. Treasury Bills
0.48%, 03/02/17Ω	500,000	499,618
0.52%, 03/02/17Ω	2,300,000	2,298,240
0.61%, 03/02/17Ω	500,000	499,617
0.66%, 03/02/17Ω	31,475,000	31,450,922
0.54%, 06/22/17Ω	28,340,000	28,257,786
0.60%, 06/22/17Ω‡‡	4,750,000	4,736,220
U.S. Treasury Notes
0.75%, 06/30/17	32,050,000	32,068,782
0.88%, 08/15/17	36,200,000	36,237,467
0.88%, 11/30/17	30,080,000	30,086,467

Total U.S. Treasury Obligations (Cost $166,143,349)		166,135,119

TOTAL INVESTMENTS — 104.5% (Cost $794,591,999)		860,596,514

	Number of Contracts	Value
WRITTEN OPTIONS — (0.1)%
Call Options — 0.0%
S&P 500®, Strike Price $2,250.00, Expires 01/06/17 (CITI)	(17)	$(12,410)
S&P 500®, Strike Price $2,300.00, Expires 01/06/17 (RBC)	(16)	(528)
S&P 500®, Strike Price $2,305.00, Expires 01/13/17 (MSCS)	(18)	(1,980)
S&P 500®, Strike Price $2,310.00, Expires 01/13/17 (UBS)	(17)	(1,360)
S&P 500®, Strike Price $2,315.00, Expires 01/18/17 (BOA)	(16)	(2,080)
S&P 500®, Strike Price $2,315.00, Expires 01/20/17 (RBC)	(16)	(3,408)
S&P 500®, Strike Price $2,320.00, Expires 01/25/17 (CITIC)	(15)	(3,825)
S&P 500®, Strike Price $2,325.00, Expires 01/27/17 (RBC)	(17)	(3,706)

		(29,297)

Put Options — (0.1)%
S&P 500®, Strike Price $2,140.00, Expires 01/06/17 (CITI)	(88)	(9,680)
S&P 500®, Strike Price $2,190.00, Expires 01/13/17 (UBS)	(84)	(69,720)
S&P 500®, Strike Price $2,195.00, Expires 01/06/17 (RBC)	(84)	(24,360)
S&P 500®, Strike Price $2,195.00, Expires 01/13/17 (MSCS)	(80)	(62,800)
S&P 500®, Strike Price $2,195.00, Expires 01/27/17 (RBC)	(83)	(137,365)
S&P 500®, Strike Price $2,200.00, Expires 01/20/17 (RBC)	(81)	(107,325)
S&P 500®, Strike Price $2,210.00, Expires 01/25/17 (CITIC)	(80)	(126,400)
S&P 500®, Strike Price $2,215.00, Expires 01/18/17 (BOA)	(81)	(138,834)

		(676,484)

Total Written Options (Premiums received $(744,676))		(705,781)

Liabilities in Excess of Other Assets — (4.4)%		(36,654,590)

NET ASSETS — 100.0%		$823,236,143

168	See Notes to Financial Statements.

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2016, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$350,443,281	$350,443,281	$—	$—
Corporate Bonds	194,929,122	—	194,929,122	—
Foreign Bonds:
Bermuda	5,486,047	—	5,486,047	—
France	2,912,000	—	2,912,000	—
Netherlands	10,263,162	—	10,263,162	—
United Kingdom	2,313,630	—	2,313,630	—
Foreign Common Stocks:
Bermuda	4,717,807	4,717,807	—	—
British Virgin Islands	12,034	12,034	—	—
Curacao	5,074,106	5,074,106	—	—
France	7,136,861	7,136,861	—	—
Guernsey	72,754	72,754	—	—
Ireland	5,597,321	5,597,321	—	—
Jersey	676,935	676,935	—	—
Liberia	23,792	23,792	—	—
Netherlands	690,501	690,501	—	—
Panama	41,075	41,075	—	—
Singapore	118,259	118,259	—	—
Switzerland	4,475,574	4,475,574	—	—
United Kingdom	817,849	817,849	—	—
Master Limited Partnership	4,376,437	4,376,437	—	—
Money Market Funds	69,181,730	69,181,730	—	—
Preferred Stocks	20,818,504	12,009,625	8,808,879	—
U.S. Treasury Obligations	166,135,119	—	166,135,119	—
Synthetic Convertible Instruments	4,282,614	—	—	4,282,614

Total Assets - Investments in Securities	$860,596,514	$465,465,941	$390,847,959	$4,282,614

Liabilities:
Investments in Securities:
Written Options	$(705,781)	$(705,781)	$—	$—

Total Liabilities - Investments in Securities	$(705,781)	$(705,781)	$—	$—

Other Financial Instruments***
Forward Foreign Currency Contracts	$(81,339)	$—	$(81,339)	$—
Futures Contracts	(38,690)	(38,690)	—	—

Total Liabilities - Other Financial Instruments	$(120,029)	$(38,690)	$(81,339)	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments (such as futures contracts and forwards contracts), which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the “Financial Futures Contracts” and “Forward Foreign Currency Contracts” disclosures in the Notes to Financial Statements.

Management has determined that the amount of transfers between Level 1 and Level 2 compared to total net assets is not material; therefore, the amount of transfers between Level 1 and Level 2 is not shown for the year ended December 31, 2016.

There were no transfers between Level 2 and Level 3 during the year ended December 31, 2016.

See Notes to Financial Statements.	169

DEFENSIVE MARKET STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Continued)

The unobservable inputs used in the fair value measurement of the reporting entity’s synthetic convertible instruments are values based on evaluated quotations received from dealers who make markets in such securities. Significant increases (decreases) in those evaluated quotations would result in a significantly higher (lower) fair value measurement.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Value	Synthetic Convertible Instruments
Balance, 12/31/15	$5,550,877	$5,550,877
Accrued discounts/premiums	—	—
Realized gain (loss)(1)	(3,474)	(3,474)
Change in unrealized appreciation (depreciation)(2)	121,256	121,256
Purchases	4,238,899	4,238,899
Sales	(5,624,944)	(5,624,944)
Transfers in to Level 3	—	—
Transfers out of Level 3	—	—
Maturities	—	—
Paydowns	—	—

Balance, 12/31/16	$4,282,614	$4,282,614

(1)	Realized gain (loss) from the sale of Level 3 securities is included on the Statement of Operations in Net realized gain (loss) from: Investment securities.

(2)	Change in unrealized appreciation (depreciation) is located on the Statement of Operations in Net change in unrealized appreciation (depreciation) on: Investment securities.

170	See Notes to Financial Statements.

Equity Index Fund (Unaudited)

The Fund was passively managed and benchmarked against the S&P 500® Index. The Fund was comprised of domestic, large-cap equity stocks with both value- and growth-style orientations. The objective of the Fund was to provide investment results approximating the aggregate price and dividend performance of the securities included in the S&P 500® Index. The correlation between the Fund’s performance and the S&P 500® Index is expected to be greater than 98%. However, it could be lower in certain market environments and due to certain stocks that are excluded from the Fund’s portfolio because of social investment policies and restrictions (100% would indicate perfect correlation). The Investor Class of the Fund returned 11.84% for the one-year period ended December 31, 2016, as compared to a return of 11.96% for the S&P 500® Index. The return differential was primarily a result of social restrictions and expenses of the Fund.

In 2016, exchange listed equity index futures contracts were utilized to provide market exposure to the cash positions held in the Fund. Overall, derivative exposure had a slight positive impact on Fund performance for the year.

This Fund may be suitable for investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value and want to diversify their portfolio by adding a potentially higher return, higher risk option of stocks. It is possible to lose money by investing in the Fund.

At December 31, 2016, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
Financial Services	18.7
Technology	16.9
Consumer Discretionary	12.5
Healthcare	11.8
Producer Durables	9.8
Consumer Staples	7.0
Energy	6.8
Utilities	6.2
Foreign Common Stocks	4.1
Money Market Funds	3.8
Materials & Processing	2.7
U.S. Treasury Obligation	0.2

100.5

Equity Index Fund (Unaudited)

Average Annual Total Returns as of 12/31/16
	Institutional Class*	Investor Class*	Benchmark**
One Year	12.16%	11.84%	11.96%
Five Year	14.49%	14.28%	14.66%
Ten Year	6.82%	6.63%	6.95%
Since Inception	6.13%	6.00%	6.35%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2016 Prospectus)(1)	0.16%	0.42%

(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2006 to December 31, 2016, with all dividends and capital gains reinvested, with the S&P 500® Index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

EQUITY INDEX FUND SCHEDULE OF INVESTMENTS	December 31, 2016

	Shares	Value
COMMON STOCKS — 92.4%
Consumer Discretionary — 12.5%
Advance Auto Parts, Inc.	2,745	$464,234
Amazon.com, Inc.*	14,815	11,109,324
AutoNation, Inc.Δ*	2,542	123,668
AutoZone, Inc.Δ*	1,114	879,826
Bed Bath & Beyond, Inc.	5,670	230,429
Best Buy Co., Inc.	10,393	443,469
BorgWarner, Inc.	8,065	318,084
CarMax, Inc.Δ*	7,247	466,634
CBS Corporation Class B (Non-Voting Shares)	15,355	976,885
Charter Communications, Inc. Class A*	3,449	993,036
Chipotle Mexican Grill, Inc.Δ*	1,095	413,165
Coach, Inc.	10,404	364,348
Comcast Corporation Class A	92,846	6,411,016
Costco Wholesale Corporation	16,271	2,605,150
D.R. Horton, Inc.	12,145	331,923
Darden Restaurants, Inc.	4,259	309,715
Discovery Communications, Inc. Class AΔ*	5,482	150,262
Discovery Communications, Inc. Class C*	8,967	240,136
Dollar General Corporation	10,512	778,624
Dollar Tree, Inc.*	8,698	671,312
eBay, Inc.*	39,141	1,162,096
Estee Lauder Cos., Inc. (The) Class A	8,204	627,524
Expedia, Inc.Δ	4,322	489,596
Foot Locker, Inc.	5,069	359,341
Ford Motor Co.	144,543	1,753,307
Fortune Brands Home & Security, Inc.	5,687	304,027
Gap, Inc. (The)Δ	8,085	181,427
General Motors Co.	51,917	1,808,788
Genuine Parts Co.	5,571	532,253
Goodyear Tire & Rubber Co. (The)	10,038	309,873
H&R Block, Inc.Δ	8,300	190,817
Hanesbrands, Inc.	14,216	306,639
Harley-Davidson, Inc.Δ	6,786	395,895
Harman International Industries, Inc.	2,581	286,904
Hasbro, Inc.Δ	4,114	320,028
Home Depot, Inc. (The)	46,132	6,185,379
Interpublic Group of Cos., Inc. (The)	14,688	343,846
Kohl’s CorporationΔ	6,969	344,129
L Brands, Inc.	9,448	622,056
Leggett & Platt, Inc.	4,991	243,960
Lennar Corporation Class A	6,785	291,280
LKQ Corporation*	11,558	354,253
Lowe’s Cos., Inc.	32,842	2,335,723
Macy’s, Inc.	11,632	416,542
Marriott International, Inc. Class A	11,967	989,432
Mattel, Inc.Δ	12,746	351,152
McDonald’s Corporation	33,606	4,090,522
Mohawk Industries, Inc.*	2,387	476,636
Netflix, Inc.Δ*	16,186	2,003,827
Newell Brands, Inc.	16,864	752,978
News Corporation Class A	13,865	158,893

	Shares	Value
News Corporation Class B	3,661	$43,200
NIKE, Inc. Class B	49,355	2,508,715
Nordstrom, Inc.Δ	4,745	227,428
Omnicom Group, Inc.	8,892	756,798
O’Reilly Automotive, Inc.Δ*	3,583	997,543
Priceline Group, Inc. (The)*	1,881	2,757,659
PulteGroup, Inc.	11,415	209,808
PVH Corporation	2,959	267,020
Ralph Lauren CorporationΔ	2,058	185,879
Ross Stores, Inc.	14,955	981,048
Scripps Networks Interactive, Inc. Class AΔ	3,568	254,648
Staples, Inc.	24,605	222,675
Starbucks Corporation	56,112	3,115,338
Target Corporation	21,807	1,575,120
TEGNA, Inc.	8,303	177,601
Tiffany & Co.Δ	4,009	310,417
Time Warner, Inc.	29,635	2,860,667
TJX Cos., Inc. (The)	24,515	1,841,812
Tractor Supply Co.	4,911	372,303
TripAdvisor, Inc.*	4,311	199,901
Twenty-First Century Fox, Inc. Class A	40,561	1,137,330
Twenty-First Century Fox, Inc. Class B	27,297	743,843
Ulta Salon Cosmetics & Fragrance, Inc.*	2,317	590,696
Under Armour, Inc. Class AΔ*	6,728	195,448
Under Armour, Inc. Class C*	6,794	171,005
Urban Outfitters, Inc.*	3,039	86,551
VF Corporation	12,323	657,432
Wal-Mart Stores, Inc.	61,101	4,223,301
Walt Disney Co. (The)	55,353	5,768,890
Whirlpool Corporation	2,806	510,047
Wyndham Worldwide Corporation	4,156	317,394
Yum! Brands, Inc.	15,176	961,096

		92,498,976

Consumer Staples — 7.0%
Archer-Daniels-Midland Co.	21,937	1,001,424
Campbell Soup Co.	9,374	566,846
Church & Dwight Co., Inc.	9,614	424,843
Clorox Co. (The)	7,450	894,149
Coca-Cola Co. (The)	157,888	6,546,037
Colgate-Palmolive Co.	42,845	2,803,777
ConAgra Foods, Inc.	19,638	776,683
CVS Health Corporation	39,814	3,141,723
Dr. Pepper Snapple Group, Inc.	10,724	972,345
General Mills, Inc.	26,012	1,606,761
Hershey Co. (The)	6,604	683,052
Hormel Foods Corporation	10,098	351,511
J.M. Smucker Co. (The)	5,685	728,021
Kellogg Co.	14,617	1,077,419
Kimberly-Clark Corporation	15,359	1,752,769
Kraft Heinz Co. (The)	29,767	2,599,254
Kroger Co. (The)	35,332	1,219,307
McCormick & Co., Inc. (Non-Voting Shares)	7,331	684,202
Mead Johnson Nutrition Co.	6,927	490,155
Mondelez International, Inc. Class A	57,683	2,557,087
Monster Beverage Corporation*	16,689	739,990
PepsiCo, Inc.	60,786	6,360,039
Procter & Gamble Co. (The)	106,849	8,983,864

See Notes to Financial Statements.	173

EQUITY INDEX FUND SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Sysco Corporation	24,037	$1,330,929
Tyson Foods, Inc. Class A	17,363	1,070,950
Walgreens Boots Alliance, Inc.	32,042	2,651,796
Whole Foods Market, Inc.	11,874	365,244

		52,380,177

Energy — 6.8%
Anadarko Petroleum Corporation	18,968	1,322,639
Apache Corporation	13,964	886,295
Archrock, Inc.	13	172
Baker Hughes, Inc.	16,191	1,051,929
Cabot Oil & Gas CorporationΔ	17,428	407,118
Chesapeake Energy CorporationΔ*	22,454	157,627
Chevron Corporation	72,955	8,586,803
Cimarex Energy Co.	3,553	482,853
Concho Resources, Inc.Δ*	5,101	676,393
ConocoPhillips	45,845	2,298,668
Devon Energy Corporation	19,349	883,669
EOG Resources, Inc.	21,159	2,139,175
EQT Corporation	6,378	417,121
Exterran Corporation*	6	143
Exxon Mobil Corporation	157,725	14,236,258
First Solar, Inc.Δ*	2,733	87,702
FMC Technologies, Inc.*	8,312	295,325
Halliburton Co.	33,676	1,821,535
Helmerich & Payne, Inc.Δ	3,908	302,479
Hess Corporation	9,841	612,996
Kinder Morgan, Inc.	69,739	1,444,295
Marathon Oil Corporation	31,833	551,029
Marathon Petroleum Corporation	19,594	986,558
Murphy Oil CorporationΔ	6,037	187,932
National Oilwell Varco, Inc.Δ	14,152	529,851
Newfield Exploration Co.*	7,387	299,173
Noble Energy, Inc.	15,961	607,476
Occidental Petroleum Corporation	28,240	2,011,535
ONEOK, Inc.	8,458	485,574
Phillips 66	17,414	1,504,744
Pioneer Natural Resources Co.	6,090	1,096,626
Range Resources Corporation	6,377	219,114
Southwestern Energy Co.*	14,157	153,179
Spectra Energy Corporation	28,685	1,178,667
Tesoro Corporation	4,429	387,316
Valero Energy Corporation	17,333	1,184,190
Williams Cos., Inc. (The)	25,384	790,458

		50,284,617

Financial Services — 18.7%
Affiliated Managers Group, Inc.*	2,010	292,053
Aflac, Inc.	15,268	1,062,653
Alliance Data Systems CorporationΔ	2,165	494,703
Allstate Corporation (The)	13,929	1,032,418
American Express Co.	29,985	2,221,289
American International Group, Inc.	41,489	2,709,647
American Tower Corporation REIT	15,727	1,662,029
Ameriprise Financial, Inc.	6,100	676,734
Apartment Investment & Management Co. Class A REITΔ	5,951	270,473

	Shares	Value
Arthur J. Gallagher & Co.	6,517	$338,623
Assurant, Inc.	2,341	217,385
AvalonBay Communities, Inc. REIT	5,117	906,477
Bank of America Corporation	381,055	8,421,316
Bank of New York Mellon Corporation (The)	39,883	1,889,657
BB&T Corporation	30,463	1,432,370
Berkshire Hathaway, Inc. Class B*	69,910	11,393,932
BlackRock, Inc.	4,670	1,777,122
Boston Properties, Inc. REIT	5,686	715,185
Capital One Financial Corporation	18,963	1,654,332
CBRE Group, Inc. Class A*	10,731	337,919
Charles Schwab Corporation (The)	44,611	1,760,796
Cincinnati Financial CorporationΔ	5,441	412,156
Citigroup, Inc.	108,814	6,466,816
Citizens Financial Group, Inc.	19,869	707,932
CME Group, Inc.	12,596	1,452,949
Comerica, Inc.	6,388	435,087
Crown Castle International Corporation REIT	14,996	1,301,203
Digital Realty Trust, Inc. REITΔ	6,683	656,672
Discover Financial Services	15,300	1,102,977
Dun & Bradstreet Corporation (The)	1,346	163,297
E*TRADE Financial Corporation*	10,478	363,063
Equifax, Inc.	4,433	524,114
Equinix, Inc. REIT	3,383	1,209,118
Equity Residential REIT	13,641	877,935
Essex Property Trust, Inc. REIT	2,400	558,000
Extra Space Storage, Inc. REITΔ	4,684	361,792
Federal Realty Investment Trust REIT	2,600	369,486
Fidelity National Information Services, Inc.	12,827	970,234
Fifth Third Bancorp	28,756	775,549
Fiserv, Inc.*	8,225	874,153
Franklin Resources, Inc.	13,630	539,475
General Growth Properties, Inc. REIT	21,627	540,242
Global Payments, Inc.	5,633	390,987
Goldman Sachs Group, Inc. (The)	14,296	3,423,177
Hartford Financial Services Group, Inc. (The)	14,682	699,597
HCP, Inc. REIT	17,306	514,334
Host Hotels & Resorts, Inc. REITΔ	27,531	518,684
Huntington Bancshares, Inc.	38,337	506,815
Intercontinental Exchange, Inc.	22,125	1,248,292
Iron Mountain, Inc. REIT	8,763	284,622
JPMorgan Chase & Co.	135,599	11,700,838
KeyCorp	31,726	579,634
Kimco Realty Corporation REIT	15,470	389,225
Leucadia National Corporation	12,259	285,022
Lincoln National Corporation	8,875	588,146
Loews CorporationΔ	9,771	457,576
M&T Bank CorporationΔ	5,892	921,686

174	See Notes to Financial Statements.

	Shares	Value
Macerich Co. (The) REIT	4,614	$326,856
Marsh & McLennan Cos., Inc.	19,396	1,310,976
MasterCard, Inc. Class A	36,310	3,749,007
MetLife, Inc.	40,735	2,195,209
Moody’s Corporation	6,297	593,618
Morgan Stanley	56,134	2,371,662
Nasdaq, Inc.	4,269	286,535
Navient Corporation	12,116	199,066
Northern Trust Corporation	7,800	694,590
PayPal Holdings, Inc.*	40,945	1,616,099
People’s United Financial, Inc.Δ	11,480	222,253
PNC Financial Services Group, Inc. (The)	18,467	2,159,900
Principal Financial Group, Inc.	10,001	578,658
Progressive Corporation (The)	21,632	767,936
Prologis, Inc. REIT	19,570	1,033,100
Prudential Financial, Inc.	16,373	1,703,774
Public Storage REIT	5,457	1,219,640
Realty Income Corporation REITΔ	9,546	548,704
Regions Financial Corporation	46,314	665,069
S&P Global, Inc.	10,813	1,162,830
Simon Property Group, Inc. REIT	11,898	2,113,918
SL Green Realty Corporation REIT	3,720	400,086
State Street Corporation	14,760	1,147,147
SunTrust Banks, Inc.	18,647	1,022,788
Synchrony Financial	30,761	1,115,701
T. Rowe Price Group, Inc.	9,221	693,972
Torchmark Corporation	4,186	308,759
Total System Services, Inc.	6,366	312,125
Travelers Cos., Inc. (The)	10,854	1,328,747
U.S. Bancorp	60,165	3,090,676
UDR, Inc. REIT	9,879	360,386
Unum Group	8,642	379,643
Ventas, Inc. REIT	12,583	786,689
Visa, Inc. Class AΔ	71,114	5,548,314
Vornado Realty Trust REIT	6,562	684,876
Wells Fargo & Co.	171,339	9,442,492
Welltower, Inc. REIT	13,263	887,693
Western Union Co. (The)Δ	18,512	402,081
Weyerhaeuser Co. REIT	27,654	832,109
Zions Bancorporation	7,446	320,476

		139,022,158

Healthcare — 11.8%
Abbott Laboratories	67,655	2,598,629
AbbVie, Inc.	71,634	4,485,721
Aetna, Inc.	12,965	1,607,790
Agilent Technologies, Inc.	12,235	557,427
Alexion Pharmaceuticals, Inc.*	8,882	1,086,713
Amgen, Inc.	32,287	4,720,682
Anthem, Inc.	9,726	1,398,307
Baxter International, Inc.	20,435	906,088
Becton, Dickinson and Co.	11,057	1,830,486
Biogen, Inc.*	9,287	2,633,607
Boston Scientific Corporation*	53,252	1,151,841
Bristol-Myers Squibb Co.	81,169	4,743,516
C.R. Bard, Inc.	3,634	816,414
Cardinal Health, Inc.	26,586	1,913,394
Celgene Corporation*	32,130	3,719,047
Centene Corporation*	6,406	362,003
Cerner Corporation*	11,227	531,823

	Shares	Value
Cigna Corporation	9,875	$1,317,226
Danaher Corporation	22,223	1,729,838
DaVita, Inc.*	6,108	392,134
DENTSPLY SIRONA, Inc.	8,772	506,408
Edwards Lifesciences Corporation*	10,109	947,213
Eli Lilly & Co.	50,722	3,730,603
Express Scripts Holding Co.*	23,515	1,617,597
Gilead Sciences, Inc.	51,942	3,719,567
HCA Holdings, Inc.*	12,336	913,111
Henry Schein, Inc.*	3,300	500,643
Hologic, Inc.*	10,733	430,608
Humana, Inc.	6,104	1,245,399
Illumina, Inc.*	5,434	695,769
Intuitive Surgical, Inc.Δ*	1,911	1,211,899
Johnson & Johnson	111,393	12,833,588
Laboratory Corporation of America Holdings*	7,436	954,634
McKesson Corporation	12,655	1,777,395
Patterson Cos., Inc.Δ	3,194	131,050
PerkinElmer, Inc.	4,105	214,076
Quest Diagnostics, Inc.	9,445	867,996
Regeneron Pharmaceuticals, Inc.*	3,094	1,135,776
St. Jude Medical, Inc.	12,250	982,328
Stryker Corporation	14,409	1,726,342
Thermo Fisher Scientific, Inc.	14,611	2,061,612
UnitedHealth Group, Inc.	40,786	6,527,391
Universal Health Services, Inc. Class B	3,301	351,160
Varian Medical Systems, Inc.*	3,565	320,066
Vertex Pharmaceuticals, Inc.*	10,852	799,467
Zimmer Biomet Holdings, Inc.	7,732	797,942
Zoetis, Inc.	38,657	2,069,309

		87,571,635

Materials & Processing — 2.7%
Acuity Brands, Inc.Δ	1,643	379,303
Air Products & Chemicals, Inc.	7,234	1,040,394
Ball Corporation	5,173	388,337
CF Industries Holdings, Inc.Δ	8,828	277,905
Dow Chemical Co. (The)	41,609	2,380,867
E.I. du Pont de Nemours & Co.	32,369	2,375,885
Eastman Chemical Co.	5,449	409,819
Ecolab, Inc.	12,318	1,443,916
Fastenal Co.Δ	10,759	505,458
FMC Corporation	4,848	274,203
Freeport-McMoRan, Inc.*	46,615	614,852
International Flavors & Fragrances, Inc.	2,950	347,599
International Paper Co.Δ	15,226	807,892
Martin Marietta Materials, Inc.	2,361	523,032
Masco Corporation	12,522	395,946
Monsanto Co.	16,554	1,741,646
Mosaic Co. (The)	12,935	379,384
Newmont Mining Corporation	19,655	669,646
Nucor Corporation	11,797	702,157
PPG Industries, Inc.	9,813	929,880
Praxair, Inc.	10,601	1,242,331
Sealed Air Corporation	7,210	326,901
Sherwin-Williams Co. (The)	2,937	789,289

See Notes to Financial Statements.	175

EQUITY INDEX FUND SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Vulcan Materials Co.	4,979	$623,122
WestRock Co.	9,470	480,792

		20,050,556

Producer Durables — 9.8%
3M Co.	23,081	4,121,574
Alaska Air Group, Inc.	4,535	402,391
American Airlines Group, Inc.	21,202	989,921
AMETEK, Inc.	8,745	425,007
Arconic, Inc.	16,474	305,428
Automatic Data Processing, Inc.	17,785	1,827,942
Avery Dennison Corporation	3,272	229,760
Boeing Co. (The)	22,195	3,455,318
C.H. Robinson Worldwide, Inc.Δ	5,208	381,538
Caterpillar, Inc.	21,616	2,004,668
Cintas Corporation	3,159	365,054
CSX Corporation	35,484	1,274,940
Cummins, Inc.	5,861	801,023
Deere & Co.	11,036	1,137,149
Delta Air Lines, Inc.	28,602	1,406,932
Dover Corporation	5,776	432,796
Emerson Electric Co.	23,868	1,330,641
Expeditors International of Washington, Inc.	6,818	361,081
FedEx Corporation	9,248	1,721,978
FLIR Systems, Inc.	5,180	187,464
Flowserve CorporationΔ	4,858	233,427
Fluor Corporation	5,110	268,377
Fortive Corporation	11,111	595,883
General Dynamics Corporation	10,638	1,836,757
General Electric Co.	340,945	10,773,862
Honeywell International, Inc.	28,314	3,280,177
Illinois Tool Works, Inc.	12,023	1,472,337
J.B. Hunt Transport Services, Inc.	3,269	317,322
Jacobs Engineering Group, Inc.*	4,647	264,879
Kansas City Southern	4,046	343,303
L-3 Communications Holdings, Inc.	2,814	428,038
Lockheed Martin Corporation	9,730	2,431,916
Mettler-Toledo International, Inc.*	900	376,704
Norfolk Southern Corporation	10,996	1,188,338
Northrop Grumman Corporation	6,714	1,561,542
PACCAR, Inc.	12,988	829,933
Parker-Hannifin Corporation	5,009	701,260
Paychex, Inc.	11,954	727,759
Pitney Bowes, Inc.	6,878	104,477
Quanta Services, Inc.*	5,431	189,270
Raytheon Co.	11,002	1,562,284
Republic Services, Inc.	8,715	497,191
Robert Half International, Inc.	4,920	239,998
Rockwell Automation, Inc.	4,778	642,163
Rockwell Collins, Inc.Δ	4,858	450,628
Roper Technologies, Inc.	3,753	687,099
Ryder System, Inc.	1,991	148,210
Snap-on, Inc.	2,136	365,833
Southwest Airlines Co.	23,826	1,187,488
Stanley Black & Decker, Inc.	5,530	634,236
Stericycle, Inc.*	3,095	238,439
Textron, Inc.	9,853	478,462
TransDigm Group, Inc.	1,980	492,941

	Shares	Value
Union Pacific Corporation	31,122	$3,226,729
United Continental Holdings, Inc.*	12,532	913,332
United Parcel Service, Inc. Class B	25,671	2,942,923
United Rentals, Inc.*	3,295	347,886
United Technologies Corporation	28,853	3,162,866
Verisk Analytics, Inc.*	6,177	501,387
W.W. Grainger, Inc.Δ	2,114	490,976
Waste Management, Inc.	17,366	1,231,423
Waters CorporationΔ*	3,017	405,455
Xerox Corporation	35,948	313,826
Xylem, Inc.	6,524	323,068

		72,573,009

Technology — 16.9%
Activision Blizzard, Inc.	20,562	742,494
Adobe Systems, Inc.*	18,956	1,951,520
Akamai Technologies, Inc.*	6,606	440,488
Alphabet, Inc. Class A*	10,888	8,628,196
Alphabet, Inc. Class C*	11,408	8,804,922
Amphenol Corporation Class A	11,410	766,752
Analog Devices, Inc.	11,473	833,169
Apple, Inc.	203,107	23,523,853
Applied Materials, Inc.	40,351	1,302,127
Autodesk, Inc.*	8,418	623,016
CA, Inc.	10,805	343,275
Cisco Systems, Inc.	186,490	5,635,728
Citrix Systems, Inc.*	5,780	516,212
Cognizant Technology Solutions Corporation Class A*	22,410	1,255,632
Corning, Inc.	39,819	966,407
CSRA, Inc.	4,813	153,246
Electronic Arts, Inc.*	11,627	915,742
F5 Networks, Inc.*	2,480	358,906
Facebook, Inc. Class A*	88,720	10,207,236
Harris Corporation	4,630	474,436
Hewlett Packard Enterprise Co.	61,571	1,424,753
HP, Inc.	63,789	946,629
Intel Corporation	175,112	6,351,312
International Business Machines Corporation	32,963	5,471,528
Intuit, Inc.	10,001	1,146,215
Juniper Networks, Inc.	12,864	363,537
KLA-Tencor Corporation	5,691	447,768
Lam Research Corporation	5,942	628,248
Linear Technology Corporation	8,974	559,529
Microchip Technology, Inc.Δ	8,063	517,241
Micron Technology, Inc.*	37,945	831,754
Microsoft Corporation	296,380	18,417,053
Motorola Solutions, Inc.	5,961	494,107
NetApp, Inc.	10,744	378,941
NVIDIA CorporationΔ	18,866	2,013,757
Oracle Corporation	115,374	4,436,130
Qorvo, Inc.*	4,807	253,473
QUALCOMM, Inc.	54,450	3,550,140
Red Hat, Inc.*	6,794	473,542
salesforce.com, Inc.*	24,147	1,653,104
Skyworks Solutions, Inc.	6,957	519,410
Symantec Corporation	23,019	549,924
Teradata CorporationΔ*	5,001	135,877
Texas Instruments, Inc.	37,229	2,716,600
VeriSign, Inc.Δ*	3,542	269,440

176	See Notes to Financial Statements.

	Shares	Value
Western Digital Corporation	10,322	$701,380
Xilinx, Inc.	9,444	570,134
Yahoo!, Inc.*	32,370	1,251,748

		125,516,631

Utilities — 6.2%
AES Corporation	24,428	283,853
Alliant Energy Corporation	6,500	246,285
Ameren Corporation	9,053	474,920
American Electric Power Co., Inc.	20,487	1,289,862
American Water Works Co., Inc.	8,825	638,577
AT&T, Inc.	233,496	9,930,585
CenterPoint Energy, Inc.	17,352	427,553
CenturyLink, Inc.	20,302	482,782
CMS Energy Corporation	10,396	432,682
Consolidated Edison, Inc.	11,311	833,395
Dominion Resources, Inc.	28,714	2,199,205
DTE Energy Co.	7,638	752,419
Duke Energy Corporation	31,288	2,428,575
Edison International	13,183	949,044
Entergy Corporation	6,638	487,694
Eversource Energy	11,754	649,174
Exelon Corporation	34,174	1,212,835
FirstEnergy Corporation	24,029	744,178
Frontier Communications CorporationΔ	44,092	149,031
Level 3 Communications, Inc.*	10,744	605,532
NextEra Energy, Inc.	23,020	2,749,969
NiSource, Inc.	23,079	510,969
NRG Energy, Inc.	11,763	144,214
PG&E Corporation	22,213	1,349,884
Pinnacle West Capital Corporation	4,108	320,547
PPL Corporation	25,139	855,983
Public Service Enterprise Group, Inc.	18,690	820,117
SCANA Corporation	5,221	382,595
Sempra Energy	8,812	886,840
Southern Co. (The)	49,020	2,411,294
Verizon Communications, Inc.	156,619	8,360,322
WEC Energy Group, Inc.	18,016	1,056,638
Xcel Energy, Inc.	18,729	762,270

		45,829,823

Total Common Stocks (Cost $486,437,017)		685,727,582

FOREIGN COMMON STOCKS — 4.1%
Bermuda — 0.2%
Invesco, Ltd.	15,292	463,959
Signet Jewelers, Ltd.Δ	2,931	276,276
XL Group, Ltd.	10,702	398,757

		1,138,992

British Virgin Islands — 0.0%
Michael Kors Holdings, Ltd.*	6,578	282,722

Curacao — 0.6%
Schlumberger, Ltd.	53,074	4,455,562

Ireland — 1.7%
Accenture PLC Class A	23,860	2,794,722
Allegion PLC	3,479	222,656
Eaton Corporation PLC	16,887	1,132,949
Ingersoll-Rand PLC	9,510	713,630

	Shares	Value
Johnson Controls International PLC	35,200	$1,449,888
Mallinckrodt PLC*	11,491	572,482
Medtronic PLC	56,253	4,006,901
Pentair PLC	6,692	375,220
Seagate Technology PLCΔ	11,230	428,649
Willis Towers Watson PLC	5,120	626,074

		12,323,171

Jersey — 0.1%
Delphi Automotive PLC	10,057	677,339

Liberia — 0.1%
Royal Caribbean Cruises, Ltd.Δ	6,147	504,300

Netherlands — 0.3%
LyondellBasell Industries NV Class A	12,725	1,091,550
Mylan NV*	34,170	1,303,586

		2,395,136

Panama — 0.1%
Carnival Corporation	16,223	844,569

Singapore — 0.3%
Broadcom, Ltd.	14,057	2,484,856

Switzerland — 0.5%
Chubb, Ltd.	20,002	2,642,664
Garmin, Ltd.Δ	4,430	214,811
TE Connectivity, Ltd.	13,229	916,505
Transocean, Ltd.Δ*	12,739	187,773

		3,961,753

United Kingdom — 0.2%
Aon PLC	9,821	1,095,336
Nielsen Holdings PLC	13,413	562,676

		1,658,012

Total Foreign Common Stocks (Cost $26,854,222)		30,726,412

MONEY MARKET FUNDS — 3.8%
GuideStone Money Market Fund (Investor Class)¥	23,274,030	23,274,030
Northern Institutional Liquid Assets Portfolio§	5,051,715	5,051,715

Total Money Market Funds (Cost $28,325,745)		28,325,745

	Par
U.S. TREASURY OBLIGATION — 0.2%
U.S. Treasury Bill 0.60%, 06/22/17Ω‡‡ (Cost $1,196,643)	$1,200,000	1,196,519

TOTAL INVESTMENTS — 100.5% (Cost $542,813,627)		745,976,258
Liabilities in Excess of Other Assets — (0.5)%		(3,776,651)

NET ASSETS — 100.0%		$742,199,607

See Notes to Financial Statements.	177

EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2016, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$685,727,582	$685,727,582	$—	$—
Foreign Common Stocks	30,726,412	30,726,412	—	—
Money Market Funds	28,325,745	28,325,745	—	—
U.S. Treasury Obligation	1,196,519	—	1,196,519	—

Total Assets - Investments in Securities	$745,976,258	$744,779,739	$1,196,519	$—

Liabilities:
Other Financial Instruments***
Futures Contracts	$(128,715)	$(128,715)	$—	$—

Total Liabilities - Other Financial Instruments	$(128,715)	$(128,715)	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments (such as futures contracts), which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the “Financial Futures Contracts” disclosure in the Notes to Financial Statements.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2016.

178	See Notes to Financial Statements.

Value Equity Fund (Unaudited)

The Fund invested in a diversified portfolio of large- and medium-sized U.S. companies whose stocks were considered to be attractive from a valuation perspective. The Investor Class of the Fund underperformed its benchmark, the Russell 1000® Value Index, for the one-year period ended December 31, 2016 (13.84% versus 17.34%). Security selection within energy, financial services and the materials & processing sectors were the primary detractors during the period. Overweight exposure and security selection within healthcare also detracted from benchmark-relative performance for the year.

In 2016, exchange listed equity index futures contracts were utilized to provide market exposure to the cash positions held in the Fund. Overall, derivative exposure had a slight positive impact on Fund performance for the year.

This Fund may be suitable for investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value and want to diversify their portfolio by adding a potentially higher return, higher risk option of value stocks. This Fund is subject to value investing risk. This involves the risk that an investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, will not appreciate in value as anticipated. It is possible to lose money by investing in the Fund.

At December 31, 2016, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
Financial Services	24.5
Technology	11.4
Foreign Common Stocks	10.0
Healthcare	9.8
Producer Durables	9.0
Energy	8.9
Consumer Discretionary	8.1
Utilities	7.2
Consumer Staples	5.1
Money Market Funds	4.6
Materials & Processing	3.3
U.S. Treasury Obligation	0.3

102.2

179

Value Equity Fund (Unaudited)

Average Annual Total Returns as of 12/31/16
	Institutional Class*	Investor Class*	Benchmark**
One Year	14.11%	13.84%	17.34%
Five Year	14.24%	13.95%	14.80%
Ten Year	5.39%	5.16%	5.72%
Since Inception	6.63%	6.35%	7.01%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2016 Prospectus)(1)	0.59%	0.86%

(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2006 to December 31, 2016, with all dividends and capital gains reinvested, with the Russell 1000® Value Index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

VALUE EQUITY FUND SCHEDULE OF INVESTMENTS	December 31, 2016

	Shares	Value
COMMON STOCKS — 87.3%
Consumer Discretionary — 8.1%
Bed Bath & Beyond, Inc.	18,324	$744,687
Best Buy Co., Inc.Δ	53,250	2,272,178
Big Lots, Inc.Δ	11,277	566,218
Coach, Inc.	111,793	3,914,991
Comcast Corporation Class A	169,967	11,736,221
Cooper Tire & Rubber Co.	21,561	837,645
Dana, Inc.	284,463	5,399,108
DISH Network Corporation Class A*	1,641	95,063
eBay, Inc.*	157,913	4,688,437
Ford Motor Co.	604,043	7,327,042
General Motors Co.	85,037	2,962,689
Goodyear Tire & Rubber Co. (The)	99,483	3,071,040
Home Depot, Inc. (The)	34,308	4,600,017
J.C. Penney Co., Inc.Δ*	819,656	6,811,341
Lear Corporation	28,735	3,803,652
Lennar Corporation Class A	165,851	7,119,983
Lowe’s Cos., Inc.	54,700	3,890,264
Ralph Lauren CorporationΔ	81,500	7,361,080
Target Corporation	93,616	6,761,884
Tenneco, Inc.Δ*	9,126	570,101
Tesla Motors, Inc.Δ*	190	40,601
Time Warner, Inc.	8,419	812,686
Twenty-First Century Fox, Inc. Class A	300,023	8,412,645
Twenty-First Century Fox, Inc. Class B	3,602	98,155
Visteon Corporation	4,668	375,027
Wal-Mart Stores, Inc.	149,570	10,338,278

		104,611,033

Consumer Staples — 5.1%
Archer-Daniels-Midland Co.	16,518	754,047
Coca-Cola Co. (The)	30,482	1,263,784
Colgate-Palmolive Co.	20,679	1,353,234
ConAgra Foods, Inc.	85,600	3,385,480
CVS Health Corporation	156,331	12,336,079
Dean Foods Co.Δ	107,227	2,335,404
Dr. Pepper Snapple Group, Inc.	34,910	3,165,290
Ingredion, Inc.Δ	23,259	2,906,444
Kimberly-Clark Corporation	2,682	306,070
Kraft Heinz Co. (The)	17,275	1,508,453
Mondelez International, Inc. Class A	44,973	1,993,653
Nu Skin Enterprises, Inc. Class A	24,474	1,169,368
PepsiCo, Inc.	116,617	12,201,637
Procter & Gamble Co. (The)	81,690	6,868,495
Sanderson Farms, Inc.Δ	26,733	2,519,318
Sysco Corporation	142,488	7,889,561
Tyson Foods, Inc. Class A	27,977	1,725,621
Walgreens Boots Alliance, Inc.	19,759	1,635,255

		65,317,193

Energy — 8.9%
Anadarko Petroleum Corporation	11,600	808,868
Apache Corporation	2,438	154,740
Baker Hughes, Inc.	145,100	9,427,147
Chevron Corporation	222,423	26,179,187
ConocoPhillips	242,719	12,169,931

	Shares	Value
CONSOL Energy, Inc.	97,547	$1,778,282
Dril-Quip, Inc.Δ*	19,093	1,146,535
EOG Resources, Inc.	12,244	1,237,868
Exxon Mobil Corporation	252,557	22,795,795
Halliburton Co.	19,015	1,028,521
Helmerich & Payne, Inc.Δ	11,549	893,893
Kinder Morgan, Inc.	52,593	1,089,201
Newfield Exploration Co.*	78,300	3,171,150
Occidental Petroleum Corporation	191,223	13,620,814
Oceaneering International, Inc.	64,098	1,808,205
Patterson-UTI Energy, Inc.Δ	120,507	3,244,048
Phillips 66	12,906	1,115,207
Pioneer Natural Resources Co.	3,840	691,469
Southwestern Energy Co.*	28,364	306,899
Spectra Energy Corporation	18,790	772,081
Tesoro Corporation	57,069	4,990,684
Valero Energy Corporation	103,220	7,051,990

		115,482,515

Financial Services — 24.5%
Aflac, Inc.	41,856	2,913,178
Allstate Corporation (The)	93,592	6,937,039
Ally Financial, Inc.	178,911	3,402,887
American Express Co.	192,543	14,263,585
American Homes 4 Rent Class A REITΔ	115,857	2,430,680
American International Group, Inc.	306,495	20,017,188
Bank of America Corporation	1,386,500	30,641,650
Bank of New York Mellon Corporation (The)	23,401	1,108,739
BB&T Corporation	15,858	745,643
Berkshire Hathaway, Inc. Class B*	58,592	9,549,324
BlackRock, Inc.	3,741	1,423,600
Capital One Financial Corporation	10,962	956,325
CBL & Associates Properties, Inc. REITΔ	101,322	1,165,203
Charles Schwab Corporation (The)	8,238	325,154
Citigroup, Inc.	665,041	39,523,387
Citizens Financial Group, Inc.	153,662	5,474,977
CME Group, Inc.	11,043	1,273,810
Crown Castle International Corporation REIT	1,260	109,330
Discover Financial Services	8,957	645,710
DuPont Fabros Technology, Inc. REITΔ	40,554	1,781,537
Equity Residential REIT	11,082	713,238
First Data CorporationΔ*	51,600	732,204
Franklin Resources, Inc.	5,897	233,403
Genworth Financial, Inc. Class A*	43,664	166,360
Goldman Sachs Group, Inc. (The)	11,313	2,708,898
Hartford Financial Services Group, Inc. (The)	194,893	9,286,651
Hospitality Properties Trust REIT	101,545	3,223,038
Host Hotels & Resorts, Inc. REITΔ	83,397	1,571,199
Hudson Pacific Properties, Inc. REIT	37,664	1,309,954
Intercontinental Exchange, Inc.	147,485	8,321,104

See Notes to Financial Statements.	181

VALUE EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Jones Lang LaSalle, Inc.	45,100	$4,556,904
JPMorgan Chase & Co.	543,584	46,905,863
Lincoln National Corporation	15,199	1,007,238
Mack-Cali Realty Corporation REIT	44,658	1,295,975
MetLife, Inc.	25,158	1,355,765
Morgan Stanley	39,424	1,665,664
New York Community Bancorp, Inc.	255,900	4,071,369
NorthStar Realty Finance Corporation REIT	44,510	674,327
Piedmont Office Realty Trust, Inc. Class A REIT	26,627	556,771
PNC Financial Services Group, Inc. (The)	12,332	1,442,351
Prudential Financial, Inc.	62,826	6,537,674
Reinsurance Group of America, Inc.	17,055	2,146,031
Senior Housing Properties Trust REIT	35,452	671,106
Simon Property Group, Inc. REIT	926	164,522
State Street Corporation	143,997	11,191,447
SunTrust Banks, Inc.	109,751	6,019,842
Synchrony Financial	128,589	4,663,923
Taubman Centers, Inc. REIT	18,290	1,352,180
Travelers Cos., Inc. (The)	59,888	7,331,489
U.S. Bancorp	47,848	2,457,952
Unum Group	59,032	2,593,276
Voya Financial, Inc.	129,632	5,084,167
Wells Fargo & Co.	396,835	21,869,577
Zions Bancorporation	177,800	7,652,512

		316,222,920

Healthcare — 9.8%
Abbott Laboratories	55,238	2,121,692
Aetna, Inc.	7,418	919,906
Amgen, Inc.	30,577	4,470,663
Anthem, Inc.	92,011	13,228,421
Baxter International, Inc.	78,718	3,490,356
Biogen, Inc.*	14,440	4,094,895
Cardinal Health, Inc.	246,363	17,730,745
Cigna Corporation	30,998	4,134,823
Danaher Corporation	16,060	1,250,111
Express Scripts Holding Co.*	163,935	11,277,089
Gilead Sciences, Inc.	161,541	11,567,951
HCA Holdings, Inc.*	8,164	604,299
Humana, Inc.	1,198	244,428
Johnson & Johnson	289,482	33,351,221
Quest Diagnostics, Inc.	51,247	4,709,599
Thermo Fisher Scientific, Inc.	7,278	1,026,926
United Therapeutics CorporationΔ*	36,540	5,240,932
UnitedHealth Group, Inc.	47,800	7,649,912

		127,113,969

Materials & Processing — 3.3%
Air Products & Chemicals, Inc.	74,525	10,718,185
Celanese Corporation Series A	17,040	1,341,730
Domtar CorporationΔ	9,318	363,682
Dow Chemical Co. (The)	120,571	6,899,073
E.I. du Pont de Nemours & Co.	51,700	3,794,780
Freeport-McMoRan, Inc.*	248,700	3,280,353
Monsanto Co.	5,007	526,786

	Shares	Value
Owens Corning	92,224	$4,755,069
Praxair, Inc.	1,017	119,182
Reliance Steel & Aluminum Co.	22,280	1,772,151
Sealed Air Corporation	101,934	4,621,688
Versum Materials, Inc.*	36,850	1,034,379
WestRock Co.	57,300	2,909,121

		42,136,179

Producer Durables — 9.0%
Avery Dennison Corporation	4,591	322,380
Caterpillar, Inc.Δ	12,999	1,205,527
CSX Corporation	22,872	821,791
Deere & Co.	64,251	6,620,423
Delta Air Lines, Inc.	37,113	1,825,588
Emerson Electric Co.	10,538	587,493
FedEx Corporation	22,316	4,155,239
Fortive Corporation	2,992	160,461
General Dynamics Corporation	38,959	6,726,661
General Electric Co.	594,311	18,780,228
Hawaiian Holdings, Inc.*	73,320	4,179,240
Honeywell International, Inc.	55,800	6,464,430
Huntington Ingalls Industries, Inc.	6,888	1,268,701
Norfolk Southern Corporation	46,034	4,974,894
Northrop Grumman Corporation	19,596	4,557,638
Quanta Services, Inc.*	131,627	4,587,201
Raytheon Co.	6,870	975,540
Southwest Airlines Co.	32,175	1,603,602
Spirit AeroSystems Holdings, Inc. Class A	79,453	4,636,083
Spirit Airlines, Inc.*	25,929	1,500,252
Terex Corporation	186,260	5,872,778
Textron, Inc.	234,195	11,372,509
Union Pacific Corporation	19,764	2,049,131
United Continental Holdings, Inc.*	79,661	5,805,694
United Technologies Corporation	133,093	14,589,655
Waste Management, Inc.	4,414	312,997
Xerox Corporation	98,936	863,711

		116,819,847

Technology — 11.4%
Apple, Inc.	12,968	1,501,954
Applied Materials, Inc.	308,071	9,941,451
Aspen Technology, Inc.*	20,856	1,140,406
CA, Inc.	51,114	1,623,892
Cisco Systems, Inc.	459,679	13,891,499
Citrix Systems, Inc.*	33,801	3,018,767
Corning, Inc.	336,736	8,172,583
Cypress Semiconductor CorporationΔ	464,500	5,313,880
Dell Technologies, Inc. Class V*	6,353	349,224
Hewlett Packard Enterprise Co.	56,439	1,305,998
HP, Inc.	126,637	1,879,293
Intel Corporation	465,019	16,866,239
International Business Machines CorporationΔ	8,340	1,384,357
Intuit, Inc.	40,568	4,649,498
Micron Technology, Inc.*	197,700	4,333,584
Microsoft Corporation	359,789	22,357,288
ON Semiconductor Corporation*	62,500	797,500

182	See Notes to Financial Statements.

	Shares	Value
Oracle Corporation	365,468	$14,052,245
QUALCOMM, Inc.	187,077	12,197,420
Take-Two Interactive Software, Inc.*	23,375	1,152,154
Texas Instruments, Inc.	104,200	7,603,474
VeriSign, Inc.Δ*	58,829	4,475,122
VMware,Inc. Class AΔ*	1,087	85,580
Western Digital Corporation	113,825	7,734,409
Yahoo!, Inc.*	28,336	1,095,753

		146,923,570

Utilities — 7.2%
AES Corporation	891,443	10,358,568
American Electric Power Co., Inc.	79,373	4,997,324
AT&T, Inc.	763,874	32,487,561
Dominion Resources, Inc.	16,762	1,283,801
Duke Energy Corporation	20,285	1,574,522
Edison International	68,413	4,925,052
Entergy Corporation	43,272	3,179,194
Exelon Corporation	59,722	2,119,534
NextEra Energy, Inc.	14,530	1,735,754
NRG Energy, Inc.	34,135	418,495
PG&E Corporation	29,344	1,783,235
Public Service Enterprise Group, Inc.	66,103	2,900,600
Southern Co. (The)	27,363	1,345,986
T-Mobile US, Inc.Δ*	3,811	219,170
Verizon Communications, Inc.	436,829	23,317,932

		92,646,728

Total Common Stocks
(Cost $893,152,351)		1,127,273,954

FOREIGN COMMON STOCKS — 10.0%
Bermuda — 1.5%
Assured Guaranty, Ltd.	63,458	2,396,809
Axis Capital Holdings, Ltd.Δ	8,814	575,290
Everest Re Group, Ltd.Δ	7,129	1,542,715
Nabors Industries, Ltd.	432,104	7,086,506
XL Group, Ltd.	211,400	7,876,764

		19,478,084

British Virgin Islands — 0.3%
Michael Kors Holdings, Ltd.*	79,638	3,422,841

Canada — 0.4%
Canadian Natural Resources, Ltd.	132,316	4,218,234
Teck Resources, Ltd. Class BΔ	15,556	311,587
Thomson Reuters Corporation	9,792	428,694

		4,958,515

Curacao — 0.3%
Schlumberger, Ltd.	40,152	3,370,760

France — 0.9%
Sanofi ADRΔ	275,700	11,149,308

	Shares	Value
Ireland — 3.1%
Adient PLC*	23,165	$1,357,469
Eaton Corporation PLC	13,122	880,355
Johnson Controls International PLC	379,353	15,625,550
Medtronic PLC	255,942	18,230,749
Pentair PLC	71,964	4,035,021

		40,129,144

Luxembourg — 0.1%
Trinseo SAΔ	28,135	1,668,406

Netherlands — 0.5%
LyondellBasell Industries NV Class A	65,870	5,650,329
Mylan NV*	31,612	1,205,998

		6,856,327

Panama — 0.5%
Carnival Corporation	129,327	6,732,764

Puerto Rico — 0.1%
Popular, Inc.	39,297	1,721,995

Switzerland — 0.1%
Chubb, Ltd.	14,590	1,927,631

United Kingdom — 2.2%
BP PLC ADRΔ	338,300	12,645,654
Ensco PLC Class AΔ	275,586	2,678,696
GlaxoSmithKline PLC ADRΔ	235,200	9,057,552
Rowan Cos. PLC Class AΔ*	200,969	3,796,304

		28,178,206

Total Foreign Common Stocks
(Cost $131,248,993)		129,593,981

MONEY MARKET FUNDS — 4.6%
GuideStone Money Market Fund (Investor Class)¥	30,846,106	30,846,106
Northern Institutional Liquid Assets Portfolio§	28,320,677	28,320,677

Total Money Market Funds
(Cost $59,166,783)		59,166,783

	Par

U.S. TREASURY OBLIGATION — 0.3%
U.S. Treasury Bill 0.60%, 06/22/17Ω‡‡
(Cost $3,191,048)	$3,200,000	3,190,717

TOTAL INVESTMENTS — 102.2%
(Cost $1,086,759,175)		1,319,225,435
Liabilities in Excess of Other
Assets — (2.2)%		(28,203,532)

Net Assets — 100.0%		$1,291,021,903

See Notes to Financial Statements. 183

VALUE EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2016, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Assets:
Investments in Securities:
Common Stocks	$1,127,273,954	$1,127,273,954	$—	$—
Foreign Common Stocks	129,593,981	129,593,981	—	—
Money Market Funds	59,166,783	59,166,783	—	—
U.S. Treasury Obligation	3,190,717	—	3,190,717	—

Total Assets - Investments in Securities	$1,319,225,435	$1,316,034,718	$3,190,717	$—

Liabilities:
Other Financial Instruments***
Futures Contracts	$(172,183)	$(172,183)	$—	$—

Total Liabilities - Other Financial Instruments	$(172,183)	$(172,183)	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments (such as futures contracts), which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the “Financial Futures Contracts” disclosure in the Notes to Financial Statements.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2016.

184	See Notes to Financial Statements.

Growth Equity Fund (Unaudited)

The Fund invested in a diversified portfolio of large- and medium-sized U.S. companies whose stocks were considered to have above average potential for growth in revenue and earnings. The Investor Class of the Fund underperformed its benchmark, the Russell 1000® Growth Index, for the one-year period ended December 31, 2016 (-1.30% versus 7.08%). Slow growth, yield-oriented stocks within the benchmark were the primary drivers of benchmark returns for the year. Underweight exposure to these areas detracted from benchmark-relative performance for the year. Security selection within the consumer discretionary, technology and healthcare sectors also detracted from benchmark-relative performance during the year.

In 2016, exchange listed equity index futures contracts were utilized to provide market exposure to the cash positions held in the Fund. Overall, derivative exposure had a slight positive impact on Fund performance for the year.

This Fund may be suitable for investors who seek high, long-term rates of return, can accept significant short-term fluctuations in account value, want to invest in growth-oriented stocks and would like to diversify their portfolio by adding a potentially higher return, higher risk option of stocks. The Fund will not concentrate in any particular industry, but at times, it may be heavily invested in a particular economic sector. This may result in greater short-term price volatility. It is possible to lose money by investing in the Fund.

At December 31, 2016, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
Technology	30.1
Consumer Discretionary	16.0
Financial Services	14.6
Healthcare	14.4
Foreign Common Stocks	9.3
Producer Durables	5.4
Money Market Funds	5.2
Consumer Staples	5.1
Materials & Processing	0.9
U.S. Treasury Obligation	0.2

101.2

Growth Equity Fund (Unaudited)

Average Annual Total Returns as of 12/31/16
	Institutional Class*	Investor Class*	Benchmark**
One Year	-0.98%	-1.30%	7.08%
Five Year	12.77%	12.52%	14.50%
Ten Year	6.80%	6.62%	8.33%
Since Inception	5.17%	5.01%	6.14%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2016 Prospectus)(1)	0.75%	1.03%

(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2006 to December 31, 2016, with all dividends and capital gains reinvested, with the Russell 1000® Growth Index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

GROWTH EQUITY FUND SCHEDULE OF INVESTMENTS	December 31, 2016

	Shares	Value
COMMON STOCKS — 86.5%
Consumer Discretionary — 16.0%
Amazon.com, Inc.*	80,564	$60,412,527
Chipotle Mexican Grill, Inc.Δ*	22,087	8,333,867
Costco Wholesale Corporation	76,525	12,252,418
Dollar General Corporation	52,636	3,898,749
eBay, Inc.*	344,071	10,215,468
Estee Lauder Cos., Inc. (The) Class A	131,750	10,077,557
L Brands, Inc.	104,410	6,874,354
Liberty Interactive Corporation QVC Group Class A*	518,713	10,363,886
Netflix, Inc.Δ*	120,129	14,871,970
Priceline Group, Inc. (The)*	15,667	22,968,762
Starbucks Corporation	239,321	13,287,102
TripAdvisor, Inc.*	299,117	13,870,055
Under Armour, Inc. Class AΔ*	177,918	5,168,518
Under Armour, Inc. Class C*	264,159	6,648,882
Yum China Holdings, Inc.*	158,692	4,145,035
Yum! Brands, Inc.	120,705	7,644,248

		211,033,398

Consumer Staples — 5.1%
Coca-Cola Co. (The)	330,567	13,705,308
Mead Johnson Nutrition Co.	118,301	8,370,979
Monster Beverage Corporation*	598,124	26,520,818
Procter & Gamble Co. (The)	166,583	14,006,298
Walgreens Boots Alliance, Inc.	53,979	4,467,302

		67,070,705

Financial Services — 14.6%
American Express Co.	79,570	5,894,546
Charles Schwab Corporation (The)	426,379	16,829,179
Crown Castle International Corporation REIT	127,309	11,046,602
Equinix, Inc. REIT	16,268	5,814,346
FactSet Research Systems, Inc.	47,679	7,792,179
FleetCor Technologies, Inc.*	53,405	7,557,875
Intercontinental Exchange, Inc.	164,571	9,285,096
LendingClub CorporationΔ*	529,485	2,779,796
MasterCard, Inc. Class A	110,357	11,394,360
PayPal Holdings, Inc.*	570,578	22,520,714
SEI Investments Co.	245,756	12,130,516
Visa, Inc. Class AΔ	1,009,796	78,784,284

		191,829,493

Healthcare — 14.4%
Alexion Pharmaceuticals, Inc.*	184,091	22,523,534
Amgen, Inc.	58,103	8,495,240
athenahealth, Inc.Δ*	49,763	5,233,575
Biogen, Inc.*	62,058	17,598,408
BioMarin Pharmaceutical, Inc.*	113,316	9,387,097
Celgene Corporation*	120,589	13,958,177
Cerner Corporation*	164,042	7,770,670
Danaher Corporation	151,062	11,758,666
DaVita, Inc.*	111,391	7,151,302
DENTSPLY SIRONA, Inc.	93,886	5,420,039
DexCom, Inc.Δ*	121,800	7,271,460
Edwards Lifesciences
Corporation*	90,930	8,520,141
Illumina, Inc.*	68,257	8,739,626
Incyte Corporation*	67,900	6,808,333
Intuitive Surgical, Inc.*	17,082	10,832,892
Quintiles IMS Holdings, Inc.*	98,126	7,462,482

	Shares	Value
Regeneron Pharmaceuticals, Inc.*	54,479	$19,998,696
Varian Medical Systems, Inc.*	114,196	10,252,517

		189,182,855

Materials & Processing — 0.9%
Ecolab, Inc.	98,768	11,577,585

Producer Durables — 5.4%
A.O. Smith Corporation	80,524	3,812,811
Automatic Data Processing, Inc.	42,792	4,398,162
Deere & Co.	100,328	10,337,797
Expeditors International of
Washington, Inc.	256,128	13,564,539
Fortive Corporation	162,639	8,722,330
Roper Technologies, Inc.	55,379	10,138,787
United Parcel Service, Inc. Class B	108,043	12,386,049
Wabtec CorporationΔ	98,282	8,159,372

		71,519,847

Technology — 30.1%
Adobe Systems, Inc.*	256,260	26,381,967
Akamai Technologies, Inc.*	125,121	8,343,068
Alphabet, Inc. Class A*	53,797	42,631,432
Alphabet, Inc. Class C*	45,821	35,365,564
Amphenol Corporation Class A	175,903	11,820,682
Analog Devices, Inc.	28,540	2,072,575
ANSYS, Inc.*	61,746	5,710,888
Autodesk, Inc.*	182,171	13,482,476
Cisco Systems, Inc.	595,898	18,008,038
Cognizant Technology Solutions Corporation Class A*	154,614	8,663,022
Electronic Arts, Inc.*	120,841	9,517,437
Facebook, Inc. Class A*	585,514	67,363,386
Intuit, Inc.	44,694	5,122,379
Microsoft Corporation	436,891	27,148,407
Oracle Corporation	481,786	18,524,672
Palo Alto Networks, Inc.*	70,367	8,799,393
QUALCOMM, Inc.	405,093	26,412,064
salesforce.com, Inc.*	432,342	29,598,133
SBA Communications Corporation Class A*	87,267	9,011,190
ServiceNow, Inc.*	71,100	5,285,574
Splunk, Inc.Δ*	185,883	9,507,916
Symantec Corporation	281,152	6,716,721
TiVo Corporation*	7	146

		395,487,130

Total Common Stocks (Cost $963,948,877)		1,137,701,013

FOREIGN COMMON STOCKS — 9.3%
Bermuda — 0.5%
Genpact, Ltd.*	293,575	7,145,616

China — 3.5%
Alibaba Group Holding, Ltd. ADRΔ*	381,380	33,488,978
Baidu, Inc. ADR*	75,300	12,380,073

		45,869,051

Curacao — 1.5%
Schlumberger, Ltd.	228,344	19,169,479

See Notes to Financial Statements.	187

GROWTH EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
France — 1.0%
Danone SA ADRΔ	1,066,178	$13,412,519

Netherlands — 1.3%
Mobileye NVΔ*	152,681	5,820,200
NXP Semiconductor NV*	109,353	10,717,687

		16,537,887

Switzerland — 0.7%
Novartis AG ADR	124,783	9,089,194

United Kingdom — 0.8%
Liberty Global PLC Class A*	38,959	1,191,756
Liberty Global PLC, Series C*	147,140	4,370,058
Nielsen Holdings PLC	119,007	4,992,343

		10,554,157

Total Foreign Common Stocks (Cost $122,309,585)		121,777,903

	Shares	Value
MONEY MARKET FUNDS — 5.2%
GuideStone Money Market Fund (Investor Class)¥	54,388,015	$54,388,015
Northern Institutional Liquid Assets Portfolio§	14,082,344	14,082,344

Total Money Market Funds (Cost $68,470,359)		68,470,359

	Par
U.S. TREASURY OBLIGATION — 0.2%
U.S. Treasury Bill 0.60%, 06/22/17Ω‡‡
(Cost $3,091,328)	$3,100,000	3,091,007

TOTAL INVESTMENTS — 101.2%
(Cost $1,157,820,149)		1,331,040,282
Liabilities in Excess of Other Assets — (1.2)%		(16,300,164)

NET ASSETS — 100.0%		$1,314,740,118

188	See Notes to Financial Statements.

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2016, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$1,137,701,013	$1,137,701,013	$—	$—
Foreign Common Stocks	121,777,903	121,777,903	—	—
Money Market Funds	68,470,359	68,470,359	—	—
U.S. Treasury Obligation	3,091,007	—	3,091,007	—

Total Assets - Investments in Securities	$1,331,040,282	$1,327,949,275	$3,091,007	$—

Liabilities:
Other Financial Instruments***
Futures Contracts	$(207,890)	$(207,890)	$—	$—

Total Liabilities - Other Financial Instruments	$(207,890)	$(207,890)	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments (such as futures contracts), which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the “Financial Futures Contracts” disclosure in the Notes to Financial Statements.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2016.

See Notes to Financial Statements.	189

Small Cap Equity Fund (Unaudited)

The Fund was comprised of domestic, small-cap stocks with both value- and growth-style orientations. The Investor Class of the Fund underperformed its benchmark, the Russell 2000® Index, for the one-year period ended December 31, 2016 (17.17% versus 21.31%). During the year, the Fund remained diversified across all sectors, with a modest overweight to the producer durables sector and modest underweights to the healthcare and financial services sectors. Security selection within the energy, financial services and producer durables sectors were the primary detractors from benchmark-relative performance during the year.

In 2016, exchange listed equity index futures contracts were utilized to provide market exposure to the cash positions held in the Fund. Overall, derivative exposure had a slight positive impact on Fund performance for the year.

This Fund may be suitable for investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value, want to invest in stocks of small- to medium-sized U.S. companies and would like to diversify their portfolio by adding a potentially higher return, higher risk option of stocks. Small company stocks are subject to greater risk than large company stocks due to more volatility and less liquidity. It is possible to lose money by investing in the Fund.

At December 31, 2016, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

	%
Financial Services	20.2
Producer Durables	18.8
Money Market Funds	15.7
Consumer Discretionary	12.1
Technology	11.5
Healthcare	7.4
Materials & Processing	7.4
Foreign Common Stocks	7.3
Energy	4.6
Utilities	4.0
Consumer Staples	1.2
Master Limited Partnership	0.8
U.S. Treasury Obligation	0.2
Corporate Bonds	—	**

	111.2

**Rounds to less than 0.005%

Small Cap Equity Fund (Unaudited)

Average Annual Total Returns as of 12/31/16
	Institutional Class*	Investor Class*	Benchmark**
One Year	17.48%	17.17%	21.31%
Five Year	12.96%	12.70%	14.46%
Ten Year	6.85%	6.65%	7.07%
Since Inception	7.54%	7.35%	8.43%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2016 Prospectus)(1)	1.06%	1.30%

(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2006 to December 31, 2016, with all dividends and capital gains reinvested, with the Russell 2000® Index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

SMALL CAP EQUITY FUND SCHEDULE OF INVESTMENTS	December 31, 2016

	Shares	Value
COMMON STOCKS — 87.2%
Consumer Discretionary — 12.1%
2U, Inc.Δ*	71,100	$2,143,665
Aaron’s, Inc.	51,931	1,661,273
American Axle & Manufacturing Holdings, Inc.*	31,575	609,397
Avis Budget Group, Inc.Δ*	6,989	256,356
Big Lots, Inc.Δ	52,351	2,628,544
Bloomin’ Brands, Inc.	45,030	811,891
Bright Horizons Family Solutions, Inc.*	53,900	3,774,078
Burlington Stores, Inc.*	12,200	1,033,950
Cable One, Inc.Δ	4,610	2,866,175
Capella Education Co.	11,316	993,545
Carriage Services, Inc.Δ	34,040	974,906
Cavco Industries, Inc.*	4,450	444,332
Chegg, Inc.Δ*	177,300	1,308,474
Children’s Place, Inc. (The)Δ	3,305	333,640
Cooper Tire & Rubber Co.	32,855	1,276,417
Destination XL Group, Inc.Δ*	330,288	1,403,724
Drew Industries, Inc.	24,800	2,672,200
Ethan Allen Interiors, Inc.Δ	44,797	1,650,769
Express, Inc.*	22,700	244,252
Fox Factory Holding Corporation*	62,717	1,740,397
Francesca’s Holdings Corporation*	32,622	588,175
Gannett Co., Inc.	52,698	511,698
Gentherm, Inc.*	5,000	169,250
G-III Apparel Group, Ltd.Δ*	42,500	1,256,300
Goodyear Tire & Rubber Co. (The)	5,307	163,827
Grand Canyon Education, Inc.Δ*	39,040	2,281,888
Hibbett Sports, Inc.Δ*	47,600	1,775,480
Inter Parfums, Inc.	34,000	1,113,500
JAKKS Pacific, Inc.Δ*	88,836	457,505
Kona Grill, Inc.Δ*	32,360	406,118
Lear Corporation	4,528	599,371
Libbey, Inc.	80,299	1,562,619
Lithia Motors, Inc. Class A	18,400	1,781,672
Malibu Boats, Inc. Class A*	53,433	1,019,502
MCBC Holdings, Inc.*	13,988	203,945
Meritor, Inc.*	14,386	178,674
Monro Muffler Brake, Inc.Δ	57,850	3,309,020
MSG Networks, Inc. Class A*	53,772	1,156,098
New Media Investment Group, Inc.	27,538	440,333
Ollie’s Bargain Outlet Holdings, Inc.Δ*	63,500	1,806,575
Rent-A-Center, Inc.Δ	86,012	967,635
Scholastic CorporationΔ	6,415	304,648
Skechers U.S.A., Inc. Class A*	17,285	424,865
Smith & Wesson Holding CorporationΔ*	69,996	1,475,516
Sportsman’s Warehouse Holdings, Inc.Δ*	106,800	1,002,852
Steven Madden, Ltd.*	25,910	926,282
Strayer Education, Inc.*	3,541	285,511
Time, Inc.Δ	76,340	1,362,669
Universal Electronics, Inc.*	56,116	3,622,288
Visteon Corporation	21,531	1,729,800
William Lyon Homes Class AΔ*	69,700	1,326,391
ZAGG, Inc.*	171,290	1,216,159

		64,254,151

	Shares	Value
Consumer Staples — 1.2%
Andersons, Inc. (The)	20,115	$899,141
Dean Foods Co.Δ	87,653	1,909,082
Ingredion, Inc.	1,374	171,695
Medifast, Inc.	25,780	1,073,221
Nu Skin Enterprises, Inc. Class A	2,637	125,996
Omega Protein Corporation*	66,208	1,658,510
Sanderson Farms, Inc.Δ	6,427	605,681

		6,443,326

Energy — 4.6%
Archrock, Inc.	33,841	446,701
Atwood Oceanics, Inc.Δ*	52,866	694,131
Bill Barrett CorporationΔ*	100,153	700,070
Callon Petroleum Co.*	45,740	703,024
CONSOL Energy, Inc.	51,251	934,306
Dril-Quip, Inc.Δ*	10,623	637,911
Gulfport Energy Corporation*	125,290	2,711,276
Matador Resources Co.Δ*	64,900	1,671,824
Matrix Service Co.*	23,673	537,377
PBF Energy, Inc. Class AΔ	90,097	2,511,904
PDC Energy, Inc.Δ*	27,000	1,959,660
Pioneer Energy Services Corporation*	30,414	208,336
Renewable Energy Group, Inc.Δ*	122,062	1,184,001
REX American Resources Corporation*	19,513	1,926,909
Ring Energy, Inc.Δ*	149,663	1,944,122
RSP Permian, Inc.*	29,300	1,307,366
Southwestern Energy Co.*	157,670	1,705,989
Westmoreland Coal Co.*	30,829	544,749
Whiting Petroleum CorporationΔ*	104,700	1,258,494
WildHorse Resource Development CorporationΔ*	73,500	1,073,100

		24,661,250

Financial Services — 20.2%
Alleghany Corporation*	3,420	2,079,770
American Assets Trust, Inc. REIT	4,848	208,852
American Equity Investment Life Holding Co.	73,995	1,667,847
American Financial Group, Inc.	14,267	1,257,208
American Homes 4 Rent Class A REIT	50,937	1,068,658
AMERISAFE, Inc.	61,015	3,804,285
AmTrust Financial Services, Inc.	59,670	1,633,765
Armada Hoffler Properties, Inc. REIT	24,898	362,764
Ashford Hospitality Trust, Inc. REIT	260,360	2,020,394
Banc of California, Inc.Δ	41,753	724,415
BancFirst Corporation	6,110	568,536
Bancorp, Inc. (The)*	100,901	793,082
Beneficial Bancorp, Inc.	8,011	147,402
Berkshire Hills Bancorp, Inc.	32,253	1,188,523
Blackhawk Network Holdings, Inc.*	49,300	1,857,377
CardConnect CorporationΔ*	77,600	985,520
Care Capital Properties, Inc. REITΔ	6,309	157,725

192	See Notes to Financial Statements.

	Shares	Value
CBL & Associates Properties, Inc. REIT	151,740	$1,745,010
Central Pacific Financial Corporation	64,025	2,011,666
Chemical Financial Corporation	33,661	1,823,416
Community Bank System, Inc.Δ	15,650	967,013
CubeSmart REIT	20,760	555,745
Customers Bancorp, Inc.*	27,627	989,599
DiamondRock Hospitality Co. REITΔ	76,837	885,931
DuPont Fabros Technology, Inc. REIT	8,156	358,293
Enova International, Inc.*	8,702	109,210
Enterprise Financial Services Corporation	19,389	833,727
Fair Isaac CorporationΔ	19,300	2,300,946
Federal Agricultural Mortgage Corporation Class C	27,632	1,582,485
Fifth Street Finance CorporationΔ	117,200	629,364
Financial Institutions, Inc.	22,869	782,120
First Commonwealth Financial Corporation	120,840	1,713,511
First Financial Bancorp	21,772	619,413
First Potomac Realty Trust REITΔ	46,728	512,606
Flagstar Bancorp, Inc.*	64,957	1,749,942
FNB Corporation	148,710	2,383,821
GAMCO Investors, Inc. Class AΔ	4,506	139,190
Genworth Financial, Inc. Class A*	50,025	190,595
Gramercy Property Trust REITΔ	53,639	492,406
Green Dot Corporation Class A*	59,349	1,397,669
Hanmi Financial CorporationΔ	29,332	1,023,687
Hanover Insurance Group, Inc. (The)	20,316	1,848,959
HCI Group, Inc.Δ	25,247	996,752
Heritage Insurance Holdings, Inc.	18,435	288,876
Hersha Hospitality Trust REIT	25,789	554,463
HFF, Inc. Class A*	76,200	2,305,050
HomeTrust Bancshares, Inc.Δ*	6,241	161,642
Hospitality Properties Trust REIT	54,572	1,732,115
Independent Bank Corporation	40,708	883,364
Investment Technology Group, Inc.	16,708	329,816
Kennedy-Wilson Holdings, Inc.	141,725	2,905,362
LaSalle Hotel Properties REIT	9,050	275,754
Mack-Cali Realty Corporation REIT	73,126	2,122,117
Meta Financial Group, Inc.	7,020	722,358
National Bank Holdings Corporation Class A	49,625	1,582,541
National General Holdings Corporation	78,420	1,959,716
National Storage Affiliates Trust REIT	91,900	2,028,233
Nationstar Mortgage Holdings, Inc.Δ*	15,939	287,858
Navient Corporation	27,849	457,559
New Senior Investment Group, Inc. REITΔ	130,697	1,279,524

	Shares	Value
NexPoint Residential Trust, Inc. REIT	7,920	$176,933
NorthStar Realty Finance Corporation REITΔ	14,020	212,403
Pacific Premier Bancorp, Inc.*	45,975	1,625,216
Peapack Gladstone Financial CorporationΔ	9,400	290,272
Physicians Realty Trust REIT	57,240	1,085,270
PICO Holdings, Inc.*	17,391	263,474
Piedmont Office Realty Trust, Inc. Class A REIT	56,862	1,188,984
Pinnacle Financial Partners, Inc.	12,690	879,417
Piper Jaffray Cos.*	17,119	1,241,127
Preferred Apartment Communities, Inc. Class A REITΔ	87,996	1,312,020
ProAssurance Corporation	36,470	2,049,614
Radian Group, Inc.	69,215	1,244,486
Regional Management Corporation*	26,305	691,295
Reinsurance Group of America, Inc.	20,002	2,516,852
RMR Group, Inc. (The) Class A	12,476	492,802
Safeguard Scientifics, Inc.Δ*	54,300	730,335
Senior Housing Properties Trust REIT	34,957	661,736
Taubman Centers, Inc. REIT	24,189	1,788,293
Texas Capital Bancshares, Inc.*	25,570	2,004,688
Union Bankshares Corporation	10,717	383,026
United Community Banks, Inc.	61,380	1,818,076
Universal Insurance Holdings, Inc.Δ	27,936	793,382
Voya Financial, Inc.	77,964	3,057,748
Walker & Dunlop, Inc.*	35,318	1,101,922
Washington Prime Group, Inc. REIT	161,741	1,683,724
WEX, Inc.Δ*	31,600	3,526,560
WisdomTree Investments, Inc.Δ	130,000	1,448,200
Xenia Hotels & Resorts, Inc. REIT	107,391	2,085,533
Zions Bancorporation	52,395	2,255,081

		107,654,016

Healthcare — 7.4%
Air Methods CorporationΔ*	43,170	1,374,964
Akorn, Inc.Δ*	32,500	709,475
AMAG Pharmaceuticals, Inc.Δ*	19,778	688,274
Amedisys, Inc.*	25,300	1,078,539
American Renal Associates Holdings, Inc.Δ*	44,800	953,344
Analogic Corporation	5,690	471,986
Anika Therapeutics, Inc.*	11,676	571,657
Applied Genetic Technologies CorporationΔ*	60,063	561,589
ARIAD Pharmaceuticals, Inc.Δ*	87,500	1,088,500
BioScrip, Inc.Δ*	62,719	65,228
Civitas Solutions, Inc.Δ*	87,000	1,731,300
Cynosure, Inc. Class A*	30,700	1,399,920
Dermira, Inc.Δ*	53,000	1,607,490
Emergent BioSolutions, Inc.*	36,402	1,195,442
Enanta Pharmaceuticals, Inc.Δ*	27,268	913,478

See Notes to Financial Statements.	193

SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Endologix, Inc.Δ*	136,700	$781,924
Five Star Quality Care, Inc.+*	2,086	—
Globus Medical, Inc. Class A*	23,290	577,825
Halyard Health, Inc.*	4,147	153,356
Inogen, Inc.*	24,400	1,638,948
Integra LifeSciences Holdings Corporation*	9,320	799,563
Intra-Cellular Therapies, Inc.Δ*	33,600	507,024
K2M Group Holdings, Inc.Δ*	60,800	1,218,432
Kindred Healthcare, Inc.Δ	68,430	537,176
Lannett Co., Inc.Δ*	103,369	2,279,286
Masimo Corporation*	14,060	947,644
PRA Health Sciences, Inc.*	46,500	2,563,080
Repligen Corporation*	30,100	927,682
Retrophin, Inc.*	7,640	144,625
Surgical Care Affiliates, Inc.*	40,600	1,878,562
Team Health Holdings, Inc.*	50,500	2,194,225
United Therapeutics Corporation*	14,473	2,075,862
US Physical Therapy, Inc.Δ	17,520	1,229,904
Vanda Pharmaceuticals, Inc.*	101,463	1,618,335
West Pharmaceutical Services, Inc.	37,390	3,171,794

		39,656,433

Materials & Processing — 7.4%
A. Schulman, Inc.	44,276	1,481,032
Beacon Roofing Supply, Inc.*	41,900	1,930,333
Cabot Corporation	7,164	362,069
Ferro Corporation*	20,910	299,640
FMC Corporation	12,540	709,262
FutureFuel Corporation	52,237	726,094
Global Brass & Copper Holdings, Inc.	18,115	621,345
Innophos Holdings, Inc.	10,755	562,056
Insteel Industries, Inc.	58,282	2,077,170
Interface, Inc.	36,059	668,894
Koppers Holdings, Inc.*	68,443	2,758,253
Landec Corporation*	35,820	494,316
LB Foster Co. Class A	49,757	676,695
LSB Industries, Inc.Δ*	135,260	1,138,889
Mercer International, Inc.Δ	39,054	415,925
Myers Industries, Inc.	41,659	595,724
NN, Inc.Δ	86,814	1,653,807
Olympic Steel, Inc.	12,334	298,853
OMNOVA Solutions, Inc.*	149,019	1,490,190
Owens Corning	31,769	1,638,010
Owens-Illinois, Inc.*	31,550	549,286
P.H. Glatfelter Co.	35,690	852,634
Patrick Industries, Inc.*	69,534	5,305,444
PolyOne Corporation	83,075	2,661,723
RBC Bearings, Inc.Δ*	18,400	1,707,704
Reliance Steel & Aluminum Co.	12,040	957,662
Resolute Forest Products*	41,726	223,234
Rexnord Corporation*	103,900	2,035,401
Ryerson Holding Corporation*	14,771	197,193
Steel Dynamics, Inc.	9,796	348,542
Summit Materials, Inc. Class A*	67,024	1,594,501
Unifi, Inc.*	10,730	350,120
United States Steel CorporationΔ	31,702	1,046,483
Universal Stainless & Alloy Products, Inc.*	55,449	749,116

		39,177,600

	Shares	Value
Producer Durables — 18.8%
ACCO Brands Corporation*	331,509	$4,326,192
Advanced Energy Industries, Inc.*	7,015	384,071
Advisory Board Co. (The)Δ*	64,300	2,137,975
Aegion Corporation*	76,278	1,807,789
Air Transport Services Group, Inc.*	8,155	130,154
Albany International Corporation Class A	70,600	3,268,780
Allegiant Travel Co.	13,250	2,204,800
Astronics CorporationΔ*	65,401	2,213,170
Astronics Corporation Class BΔ*	10,215	344,246
Atlas Air Worldwide Holdings, Inc.*	35,426	1,847,466
AZZ, Inc.	47,127	3,011,415
Babcock & Wilcox Enterprises, Inc.*	33,340	553,111
BWX Technologies, Inc.	21,933	870,740
CEB, Inc.	37,300	2,260,380
Clean Harbors, Inc.Δ*	23,700	1,318,905
Columbus McKinnon Corporation	107,035	2,894,226
CRA International, Inc.	5,625	205,875
Crane Co.Δ	15,365	1,108,124
DHI Group, Inc.Δ*	96,355	602,219
Ducommun, Inc.*	53,357	1,363,805
Electronics For Imaging, Inc.Δ*	42,500	1,864,050
EMCOR Group, Inc.	24,843	1,757,891
EnerSys, Inc.	33,620	2,625,722
Essendant, Inc.	8,435	176,292
ExlService Holdings, Inc.*	53,250	2,685,930
Exponent, Inc.	33,900	2,044,170
FARO Technologies, Inc.*	27,100	975,600
Greenbrier Cos., Inc. (The)Δ	45,887	1,906,605
Hawaiian Holdings, Inc.*	19,059	1,086,363
Healthcare Services Group, Inc.	49,250	1,929,122
Huntington Ingalls Industries, Inc.	6,064	1,116,928
Huron Consulting Group, Inc.*	32,300	1,635,995
ICF International, Inc.*	30,500	1,683,600
JetBlue Airways Corporation*	26,599	596,350
KBR, Inc.	98,000	1,635,620
Keysight Technologies, Inc.*	26,117	955,099
Knight Transportation, Inc.Δ	50,100	1,655,805
Littelfuse, Inc.	10,000	1,517,700
Lydall, Inc.*	30,532	1,888,404
Manpowergroup, Inc.	3,201	284,473
MAXIMUS, Inc.	35,600	1,986,124
Milacron Holdings CorporationΔ*	82,000	1,527,660
MYR Group, Inc.*	49,855	1,878,536
Old Dominion Freight Line, Inc.*	9,360	802,994
On Assignment, Inc.Δ*	103,300	4,561,728
Orbital ATK, Inc.	30,631	2,687,258
OSI Systems, Inc.*	6,670	507,720
Proto Labs, Inc.Δ*	31,400	1,612,390
Quanta Services, Inc.*	61,304	2,136,444
RPX Corporation*	123,920	1,338,336
Spirit AeroSystems Holdings, Inc. Class A	30,519	1,780,784
Spirit Airlines, Inc.*	41,963	2,427,979

194	See Notes to Financial Statements.

	Shares	Value
Swift Transportation Co.Δ*	17,619	$429,199
Terex Corporation	11,725	369,689
Tidewater, Inc.Δ*	264,745	902,780
TriNet Group, Inc.*	59,700	1,529,514
Triumph Group, Inc.	70,357	1,864,460
Wabash National CorporationΔ*	62,459	988,101
Wabtec CorporationΔ	7,480	620,990
WageWorks, Inc.Δ*	39,650	2,874,625
Watts Water Technologies, Inc. Class AΔ	13,800	899,760
Wesco Aircraft Holdings, Inc.*	74,635	1,115,793
Zebra Technologies Corporation Class A*	25,565	2,192,454

		99,910,480

Technology — 11.5%
Acacia Research Corporation*	87,541	569,017
Amkor Technology, Inc.*	64,696	682,543
Aspen Technology, Inc.*	35,444	1,938,078
Black Box Corporation	82,685	1,260,946
Blackline, Inc.Δ*	33,100	914,553
BroadSoft, Inc.Δ*	27,400	1,130,250
comScore, Inc.Δ*	27,200	858,976
Cypress Semiconductor CorporationΔ	108,641	1,242,853
DigitalGlobe, Inc.*	55,436	1,588,241
Envestnet, Inc.*	78,900	2,781,225
Evolent Health, Inc. Class AΔ*	55,700	824,360
Extreme Networks, Inc.*	96,387	484,827
Global Eagle Entertainment, Inc.Δ*	73,500	474,810
Integrated Device Technology, Inc.*	6,900	162,564
InterDigital, Inc.Δ	38,330	3,501,446
Ixia*	28,982	466,610
Kulicke & Soffa Industries, Inc.*	118,437	1,889,070
MACOM Technology Solutions Holdings, Inc.Δ*	42,600	1,971,528
MKS Instruments, Inc.	103,357	6,139,406
NCR Corporation*	5,687	230,665
NIC, Inc.*	82,000	1,959,800
Paycom Software, Inc.Δ*	59,000	2,683,910
Pegasystems, Inc.	32,700	1,177,200
Q2 Holdings, Inc.Δ*	83,800	2,417,630
RetailMeNot, Inc.*	134,392	1,249,846
Rubicon Project, Inc. (The)*	18,880	140,090
Science Applications International Corporation	25,500	2,162,400
Sparton Corporation*	4,525	107,921
Synaptics, Inc.Δ*	25,880	1,386,650
Synchronoss Technologies, Inc.*	55,054	2,108,568
Synopsys, Inc.*	12,154	715,384
Take-Two Interactive Software, Inc.*	55,526	2,736,876
Teradyne, Inc.	40,933	1,039,698
TESSCO Technologies, Inc.	50,499	656,487
Tyler Technologies, Inc.Δ*	17,694	2,526,172
Ultimate Software Group, Inc. (The)Δ*	17,300	3,154,655
VeriFone Systems, Inc.Δ*	119,925	2,126,270
Vishay Intertechnology, Inc.Δ	131,039	2,122,832
Web.com Group, Inc.*	73,380	1,551,987

	Shares	Value
Zix CorporationΔ*	68,817	$339,956

		61,476,300

Utilities — 4.0%
AquaVenture Holdings, Ltd.Δ*	45,300	1,111,209
Cogent Communications Holdings, Inc.Δ	37,500	1,550,625
Dynegy, Inc.*	25,679	217,245
El Paso Electric Co.	15,126	703,359
General Communication, Inc. Class A*	10,851	211,052
j2 Global, Inc.Δ	46,700	3,820,060
NRG Energy, Inc.	65,867	807,530
Pinnacle West Capital Corporation	9,064	707,264
PNM Resources, Inc.	18,581	637,328
Portland General Electric Co.	40,919	1,773,020
Shenandoah Telecommunications CoΔ	59,300	1,618,890
Southwest Gas Corporation	15,839	1,213,584
Spire, Inc.Δ	13,300	858,515
UGI Corporation	51,616	2,378,465
Vectren Corporation	32,435	1,691,485
Vonage Holdings Corporation*	100,060	685,411
West Corporation	53,750	1,330,850

		21,315,892

Total Common Stocks (Cost $396,352,451)		464,549,448

FOREIGN COMMON STOCKS — 7.3%
Belgium — 0.2%
Euronav NVΔ	102,223	812,673

Bermuda — 2.3%
Aspen Insurance Holdings, Ltd.	40,751	2,241,305
Assured Guaranty, Ltd.	61,135	2,309,069
Axis Capital Holdings, Ltd.	14,294	932,969
Cosan, Ltd. Class A	90,540	679,955
Everest Re Group, Ltd.	10,276	2,223,726
Helen of Troy, Ltd.*	8,870	749,072
Nabors Industries, Ltd.	53,715	880,926
Tsakos Energy Navigation, Ltd.Δ	35,224	165,201
Validus Holdings, Ltd.	39,604	2,178,616

		12,360,839

Canada — 1.2%
Celestica, Inc.*	54,655	647,662
Dominion Diamond CorporationΔ	156,327	1,513,245
IMAX CorporationΔ*	75,800	2,380,120
Just Energy Group, Inc.Δ	86,065	469,915
Open Text Corporation Performance Sports	18,340	1,133,595
Group, Ltd.*	39,230	58,453

		6,202,990

Cayman Islands — 0.3%
Nord Anglia Education, Inc.Δ*	72,500	1,689,250

Curacao — 0.1%
Orthofix International NV*	16,716	604,785

France — 0.2%
DBV Technologies SA ADRΔ*	28,800	1,011,744

Israel — 0.3%
magicJack VocalTec, Ltd.Δ*	42,709	292,557
Orbotech, Ltd.*	13,895	464,232

See Notes to Financial Statements.	195

SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
SodaStream Inter-national, Ltd.Δ*	12,700	$501,269
Syneron Medical, Ltd.*	44,720	375,648

		1,633,706

Luxembourg — 0.6%
Altisource Portfolio Solutions SAΔ*	18,129	482,050
Orion Engineered Carbons SAΔ	38,583	727,289
Trinseo SA	31,679	1,878,565

		3,087,904

Marshall Islands — 0.3%
Aegean Marine Petroleum
Network, Inc.Δ	63,160	641,074
DHT Holdings, Inc.Δ	187,985	778,258
Navigator Holdings, Ltd.Δ*	18,735	174,235

		1,593,567

Netherlands — 0.1%
Chicago Bridge & Iron Co. NVΔ	10,495	333,216
Constellium NV Class A*	22,374	132,007

		465,223

Panama — 0.0%
Copa Holdings SA Class AΔ	3,043	276,396

Puerto Rico — 1.1%
OFG BancorpΔ	255,631	3,348,766
Popular, Inc.	51,917	2,275,003

		5,623,769

United Kingdom — 0.6%
Cardtronics PLC Class AΔ*	29,600	1,615,272
Ensco PLC Class AΔ	40,470	393,369
Rowan Cos. PLC Class A*	67,280	1,270,919

		3,279,560

Total Foreign Common Stocks (Cost $32,150,633)		38,642,406

	Shares	Value
MASTER LIMITED PARTNERSHIP — 0.8%
Compass Diversified Holdings (Cost $3,442,223)	226,765	$4,059,093

MONEY MARKET FUNDS — 15.7%
GuideStone Money Market Fund (Investor Class)¥	23,247,942	23,247,942
Northern Institutional Liquid
Assets Portfolio§	60,252,614	60,252,614

Total Money Market Funds (Cost $83,500,556)		83,500,556

	Par
CORPORATE BONDS — 0.0%
Lehman Escrow Bonds
0.00%, 07/19/17+Ω#	$160,000	—
0.00%, 12/28/17+Ω#	120,000	—
0.00%, 08/19/45+Ω#	50,000	—
0.00%, 11/30/49+Ω#	10,000	—

Total Corporate Bonds (Cost $0)		—

U.S. TREASURY OBLIGATION — 0.2%
U.S. Treasury Bill 0.60%, 06/22/17Ω‡‡
(Cost $1,296,363)	1,300,000	1,296,229

TOTAL INVESTMENTS — 111.2% (Cost $516,742,226)		592,047,732
Liabilities in Excess of Other Assets — (11.2)%		(59,426,389)

NET ASSETS — 100.0%		$532,621,343

196	See Notes to Financial Statements.

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2016, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks:
Consumer Discretionary	$64,254,151	$64,254,151	$—	$—
Consumer Staples	6,443,326	6,443,326	—	—
Energy	24,661,250	24,661,250	—	—
Financial Services	107,654,016	107,654,016	—	—
Healthcare	39,656,433	39,656,433	—	—
Materials & Processing	39,177,600	39,177,600	—	—
Producer Durables	99,910,480	99,910,480	—	—
Technology	61,476,300	61,476,300	—	—
Utilities	21,315,892	21,315,892	—	—
Corporate Bonds	—	—	—	—
Foreign Common Stocks	38,642,406	38,642,406	—	—
Master Limited Partnership	4,059,093	4,059,093	—	—
Money Market Funds	83,500,556	83,500,556	—	—
U.S. Treasury Obligation	1,296,229	—	1,296,229	—

Total Assets - Investments in Securities	$592,047,732	$590,751,503	$1,296,229	$—

Other Financial Instruments***
Futures Contracts	$(544,618)	$(544,618)	$—	$—

Total Assets - Other Financial Instruments	$(544,618)	$(544,618)	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments (such as futures contracts), which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the “Financial Futures Contracts” disclosure in the Notes to Financial Statements.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2016.

See Notes to Financial Statements.	197

International Equity Index Fund (Unaudited)

Developed non-U.S. markets underperformed their U.S. counterparts and were negatively impacted by slower economic growth, reliance on further monetary policy and the U.S. dollar, which strengthened against most currencies during the year. The MSCI EAFE Index, a measure of international developed country returns, posted a fourth quarter return of -0.71%, bringing the return to 1.00% for the one-year period ended December 31, 2016. Value styles outperformed growth styles, and small capitalization stocks generally outperformed large capitalization stocks during the year. From a country perspective, the best performers were natural resource export economies including Norway, New Zealand and Australia, which benefited from commodity price strength. Meanwhile, Denmark and Israel were among the worst performing countries for the year. In a reversal from last year, the strongest performance was registered in the energy and materials sectors, while the weakest performance came from the healthcare sector.

The Fund was passively managed and attempted to duplicate the investment composition and performance of its benchmark, the MSCI EAFE Index. The MSCI EAFE Index is an equity index which captures large- and mid-cap representation across developed market countries around the world, excluding the United States and Canada. The objective of the Fund was to provide investment results approximating the aggregate price and dividend performance of the securities included in the MSCI EAFE Index. The correlation between the Fund’s performance and the MSCI EAFE Index is expected to be greater than 98%. However, it could be lower in certain market environments and due to certain stocks that are excluded from the Fund’s portfolio because of social investment policies and restrictions (100% would indicate perfect correlation). The Fund returned 1.63% for the one-year period ended December 31, 2016, as compared to a 1.00% return for the MSCI EAFE Index. The return differential was primarily a result of social restrictions and expenses of the Fund.

In 2016, exchange listed equity index futures contracts were utilized to provide market exposure to the cash positions held in the Fund. Overall, derivative exposure had a slight positive impact on Fund performance for the year.

This Fund may be suitable to investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value and want to diversify their portfolio with international stocks. The Fund invests in foreign and emerging market securities which involves certain risks such as currency volatility, political and social instability and reduced market liquidity. To the extent that the investment adviser misjudges current market conditions, the Fund’s volatility may be amplified by its use of short sales and derivatives and by its ability to select sub-advisers to allocate the assets. Short sales by a fund theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Leverage may increase the risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the net asset value of the Fund generally to decline faster than it would otherwise. It is possible to lose money by investing in the Fund.

At December 31, 2016, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

	%
Financial Services	24.3
Consumer Discretionary	14.4
Producer Durables	11.7
Technology	10.2
Healthcare	9.6
Materials & Processing	8.8
Money Market Funds	7.1
Consumer Staples	5.9
Energy	5.2
Utilities	3.4
Foreign Preferred Stocks	0.6
U.S. Treasury Obligations	0.3
Rights	—	**

	101.5

**Rounds to less than 0.005%

International Equity Index Fund (Unaudited)

Average Annual Total Returns as of 12/31/16
	Institutional Class*	Benchmark**
One Year	1.63%	1.00%
Since Inception	-5.40%	-4.97%
Inception Date	06/01/15
Total Fund Operating Expenses (May 1, 2016 Prospectus)(1)	0.57%

(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund since June 1, 2015 (commencement of operations), with all dividends and capital gains reinvested, with the MSCI EAFE Index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

INTERNATIONAL EQUITY INDEX FUND SCHEDULE OF INVESTMENTS	December 31, 2016

	Shares	Value
FOREIGN COMMON STOCKS — 93.5%
Australia — 6.8%
AGL Energy, Ltd.	7,957	$126,845
Alumina, Ltd.Δ	20,465	27,027
Amcor, Ltd.	11,424	123,250
AMP, Ltd.	32,305	117,497
APA Group	13,194	81,599
ASX, Ltd.	2,247	80,656
Aurizon Holdings, Ltd.	25,222	91,918
AusNet Services	27,770	31,664
Australia & New Zealand Banking Group, Ltd.	31,151	683,847
Bank of Queensland, Ltd.Δ	3,948	33,819
Bendigo and Adelaide Bank, Ltd.Δ	5,153	47,264
BHP Billiton, Ltd.	32,891	594,821
Boral, Ltd.	12,539	48,954
Brambles, Ltd.	15,826	141,619
Caltex Australia, Ltd.	2,589	56,910
Challenger, Ltd.	5,442	44,142
CIMIC Group, Ltd.	826	20,827
Coca-Cola Amatil, Ltd.	13,078	95,510
Cochlear, Ltd.	613	54,213
Commonwealth Bank of Australia	17,683	1,051,632
Computershare, Ltd.	5,174	46,523
CSL, Ltd.	4,822	349,407
Dexus Property Group REIT	9,600	66,646
Domino’s Pizza Enterprises, Ltd.Δ	1,020	47,838
DUET Group	22,568	44,624
Flight Centre Travel Group, Ltd.Δ	1,053	23,785
Fortescue Metals Group, Ltd.Δ	15,263	64,876
Goodman Group REIT	17,779	91,480
GPT Group (The) REIT	20,139	73,103
Harvey Norman Holdings, Ltd.	9,185	34,070
Healthscope, Ltd.	21,042	34,774
Incitec Pivot, Ltd.	17,247	44,807
Insurance Australia Group, Ltd.	26,988	116,661
Lend Lease Group	5,556	58,619
Macquarie Group, Ltd.	3,282	206,340
Medibank Pvt., Ltd.	28,244	57,478
Mirvac Group REIT	37,367	57,437
National Australia Bank, Ltd.	27,124	600,337
Newcrest Mining, Ltd.	7,513	109,791
Orica, Ltd.	4,853	61,918
Origin Energy, Ltd.	19,723	93,796
Qantas Airways, Ltd.	4,384	10,535
QBE Insurance Group, Ltd.	15,735	141,031
Ramsay Health Care, Ltd.	1,607	79,207
REA Group, Ltd.	873	34,795
Rio Tinto, Ltd.	4,176	180,516
Santos, Ltd.	17,955	52,088
Scentre Group REIT	56,458	189,048
SEEK, Ltd.	3,958	42,502
Sonic Healthcare, Ltd.	3,771	58,237
South32, Ltd.	53,136	105,451
Stockland REIT	26,872	88,816
Suncorp Group, Ltd.	13,771	134,360
Sydney AirportΔ	10,990	47,506
Telstra Corporation, Ltd.	44,619	164,217
TPG Telecom, Ltd.	4,589	22,585
Transurban Group	23,481	174,874

	Shares	Value
Vicinity Centres REIT	34,448	$74,330
Vocus Communications, Ltd.Δ	8,549	23,876
Wesfarmers, Ltd.	16,210	492,953
Westfield Corporation REIT	21,009	142,212
Westpac Banking Corporation	34,419	809,736
Woodside Petroleum, Ltd.	8,023	180,411

		9,087,610

Austria — 0.2%
ANDRITZ AG	720	36,149
Erste Group Bank AG*	3,328	97,478
OMV AG	1,545	54,580
Raiffeisen Bank International AG*	950	17,380
Voestalpine AG	1,220	47,889

		253,476

Belgium — 0.7%
Ageas	2,590	102,539
Colruyt SA	841	41,613
Groupe Bruxelles Lambert SA	1,139	95,582
KBC Groep NV*	2,902	179,714
Proximus SADP	1,749	50,372
Solvay SA	1,065	124,832
Telenet Group Holding NV*	1,213	67,316
UCB SA	2,703	173,309
Umicore SA	1,008	57,457

		892,734

Bermuda — 0.3%
Cheung Kong Infrastructure Holdings, Ltd.	7,000	55,697
First Pacific Co., Ltd.	18,000	12,581
Jardine Matheson Holdings, Ltd.	2,600	143,650
Kerry Properties, Ltd.	5,000	13,573
Li & Fung, Ltd.	60,000	26,384
NWS Holdings, Ltd.Δ	13,066	21,298
Shangri-La Asia, Ltd.	32,000	33,756
Yue Yuen Industrial Holdings, Ltd.	8,000	29,041

		335,980

Denmark — 1.2%
AP Moeller - Maersk A/S Class A	54	81,583
AP Moeller - Maersk A/S Class B	64	102,128
Chr. Hansen Holding A/S	1,203	66,619
Coloplast A/S Class BΔ	2,646	178,448
Danske Bank A/S	8,248	250,155
DONG Energy A/S 144A*	1,363	51,645
DSV A/S	1,815	80,747
Genmab A/S*	757	125,729
ISS A/S	2,857	96,440
Novozymes A/S, B Shares	3,610	124,465
Pandora A/S	1,433	187,482
TDC A/S*	8,509	43,687
Tryg A/S	2,118	38,296
Vestas Wind Systems A/S	2,437	158,383
William Demant Holding A/S*	2,918	50,737

		1,636,544

Finland — 1.0%
Elisa OYJΔ	1,415	46,070

200	See Notes to Financial Statements.

	Shares	Value
Fortum OYJ	4,227	$64,830
Kone OYJ Class BΔ	3,899	174,720
Metso OYJΔ	913	26,045
Neste OYJ	1,361	52,292
Nokia OYJΔ	62,578	302,225
Nokia OYJ	2,899	13,934
Nokian Renkaat OYJ	1,196	44,593
Orion OYJ Class B	1,825	81,243
Sampo OYJ, A Shares	5,305	237,837
Stora Enso OYJ, R Shares	7,178	77,146
UPM-Kymmene OYJ	5,350	131,444
Wartsila OYJ Abp	1,465	65,819

		1,318,198

France — 9.1%
Accor SA	2,363	88,129
Aeroports de Paris	378	40,507
Air Liquide SA	4,178	464,647
Alstom SA*	1,430	39,401
Arkema SA	687	67,212
Atos SE	879	92,760
AXA SA	21,679	547,349
BNP Paribas SA	11,299	720,178
Bollore SAΔ*	81	279
Bollore SAΔ	12,114	42,719
Bouygues SA	1,998	71,603
Bureau Veritas SA	2,626	50,890
Capgemini SA	1,772	149,504
Carrefour SA	6,639	159,968
Casino Guichard Perrachon SA	458	21,980
Christian Dior SE	1,038	217,711
Cie de St-Gobain	5,123	238,656
Cie Generale des Etablissements Michelin	1,609	179,026
CNP Assurances	1,390	25,752
Credit Agricole SA	11,379	141,103
Danone SA	10,206	646,752
Dassault Systemes	1,483	113,007
Edenred	2,232	44,253
Eiffage SA	593	41,355
Electricite de France SA	3,498	35,643
Engie SA	15,202	193,950
Essilor International SA	2,592	292,902
Eurazeo SA	340	19,892
Eutelsat Communications SA*	1,634	31,640
Fonciere Des Regions REIT	471	41,122
Gecina SA REIT	503	69,601
Groupe Eurotunnel SE	5,218	49,621
Hermes International	409	167,909
ICADE REIT	531	37,892
Iliad SA	257	49,413
Imerys SA	277	21,014
Ingenico Group	660	52,711
JCDecaux SAΔ	1,071	31,488
Kering	979	219,816
Klepierre REIT	2,895	113,806
Lagardere SCA	1,481	41,149
Legrand SA	2,924	166,056
L’Oreal SA	3,043	555,439
Natixis SA	11,553	65,185
Orange SA	20,797	316,012
Peugeot SA*	3,414	55,685
Publicis Groupe SA	2,076	143,247
Renault SA	1,789	159,149

	Shares	Value
Rexel SA	1,668	$27,452
Safran SA	3,222	232,057
Sanofi	13,428	1,086,984
Schneider Electric SE	5,713	397,573
SCOR SE	1,503	51,942
SEB SA	93	12,604
SFR Group SA*	1,485	41,940
Societe BIC SA	295	40,105
Societe Generale SA	7,967	392,027
Sodexo SA	1,070	122,996
Suez	3,491	51,502
Technip SA	1,015	72,451
Thales SA	1,122	108,813
TOTAL SA	23,911	1,226,283
Unibail-Rodamco SE REIT	1,239	295,736
Valeo SA	2,146	123,364
Veolia Environnement SA	4,506	76,722
Vinci SA	5,341	363,758
Vivendi SA	11,829	224,818
Wendel SA	233	28,059
Zodiac Aerospace	2,009	46,134

		12,158,403

Germany — 8.1%
Adidas AG	2,042	322,750
Allianz SE	5,172	854,759
Axel Springer SEΔ	360	17,481
BASF SE	9,888	919,187
Bayerische Motoren Werke AG	3,526	329,410
Beiersdorf AG	1,275	108,176
Brenntag AG	1,776	98,710
Commerzbank AGΔ	11,608	88,540
Continental AG	1,223	236,495
Covestro AG 144A	783	53,723
Daimler AG	10,243	762,527
Deutsche Bank AG*	15,900	288,717
Deutsche Boerse AG*	2,301	187,814
Deutsche Lufthansa AGΔ	3,585	46,304
Deutsche Post AG	10,173	334,485
Deutsche Telekom AG	36,147	622,312
Deutsche Wohnen AG	3,313	104,065
E.ON SE	22,240	156,854
Evonik Industries AG	1,417	42,332
Fraport AG Frankfurt Airport Services WorldwideΔ	338	19,985
Fresenius Medical Care AG & Co. KGaA	2,795	236,697
Fresenius SE & Co. KGaA	5,229	408,751
GEA Group AG	2,114	85,074
Hannover Rueck SE	608	65,793
HeidelbergCement AG	1,514	141,251
Henkel AG & Co KGaA	1,285	133,886
HOCHTIEF AG	215	30,112
HUGO BOSS AGΔ	951	58,192
Infineon Technologies AG	11,974	208,100
Innogy SE 144A*	1,400	48,647
K+S AG	1,931	46,121
LANXESS AG	939	61,629
Linde AG	2,042	335,540
MAN SE	379	37,634
Merck KGaA	2,589	270,216
METRO AG	2,082	69,223
Muenchener Rueckversicherungs- Gesellschaft AG	1,695	320,540

See Notes to Financial Statements.	201

INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
OSRAM Licht AG	947	$49,669
ProSiebenSat.1 Media SE	2,829	109,023
RWE AG*	4,702	58,479
SAP SE	10,171	886,609
Siemens AG	7,967	979,542
Symrise AG	1,436	87,416
Telefonica Deutschland Holding AGΔ	8,893	38,100
thyssenKrupp AGΔ	3,534	84,223
TUI AG	5,007	71,765
United Internet AG	1,502	58,650
Volkswagen AG	361	51,966
Vonovia SE	5,333	173,495
Zalando SE 144AΔ*	800	30,561

		10,831,530

Hong Kong — 2.8%
AIA Group, Ltd.	126,600	714,263
ASM Pacific Technology, Ltd.	3,200	33,900
Bank of East Asia, Ltd. (The)	12,553	48,078
BOC Hong Kong Holdings, Ltd.	37,500	134,196
Cathay Pacific Airways, Ltd.	10,000	13,154
Cheung Kong Property Holdings, Ltd.	29,000	177,826
CK Hutchison Holdings, Ltd.	29,000	328,725
CLP Holdings, Ltd.	17,500	160,794
Hang Lung Group, Ltd.	12,000	41,782
Hang Lung Properties, Ltd.	26,000	55,121
Hang Seng Bank, Ltd.	8,100	150,729
Henderson Land Development Co., Ltd.	12,980	69,047
HK Electric Investments & HK Electric Investments, Ltd. 144A	25,000	20,633
HKT Trust & HKT, Ltd.	29,000	35,565
Hong Kong & China Gas Co., Ltd.	77,110	136,629
Hong Kong Exchanges and Clearing, Ltd.	13,013	307,432
Hongkong Land Holdings, Ltd.	12,800	81,024
Hysan Development Co., Ltd.	9,000	37,198
Link REIT	24,500	159,237
MTR Corporation, Ltd.	16,387	79,669
New World Development Co., Ltd.	73,518	77,742
PCCW, Ltd.	55,000	29,789
Power Assets Holdings, Ltd.	15,000	132,214
Sino Land Co., Ltd.	30,335	45,456
Sun Hung Kai Properties, Ltd.	16,000	202,205
Swire Pacific, Ltd. Class A	5,500	52,521
Swire Properties, Ltd.	13,000	35,876
Techtronic Industries Co., Ltd.	17,500	62,738
WH Group, Ltd. 144A	113,500	91,772
Wharf Holdings, Ltd. (The)	15,000	99,716
Wheelock & Co., Ltd.	8,000	45,032

		3,660,063

Ireland — 0.5%
Bank of Ireland*	288,122	70,970
CRH PLC	9,009	312,524
DCC PLC	905	67,366
James Hardie Industries PLC CDI	4,486	71,124

	Shares	Value
Kerry Group PLC Class A	2,819	$201,489

		723,473

Israel — 0.5%
Azrieli Group	1,369	59,387
Bank Hapoalim BM	12,664	75,319
Bank Leumi Le-Israel BM*	24,541	101,042
Bezeq The Israeli Telecommunication Corporation, Ltd.	51,814	98,461
Check Point Software Technologies, Ltd.Δ*	1,500	126,690
Elbit Systems, Ltd.	330	33,411
Israel Chemicals, Ltd.	26,155	107,280
Mizrahi Tefahot Bank, Ltd.	1,129	16,516
NICE, Ltd.	1,027	70,012
Taro Pharmaceuticals IndustriesΔ*	300	31,581

		719,699

Italy — 1.7%
Assicurazioni Generali SpA	11,806	175,478
Atlantia SpA	4,528	106,100
Enel SpA	80,388	354,392
Eni SpA	27,270	444,080
Intesa Sanpaolo SpA	142,218	361,651
Leonardo SpA*	3,992	56,057
Luxottica Group SpAΔ	2,060	110,809
Mediobanca SpA	3,955	32,286
Poste Italiane SpA 144A	1,382	9,172
Prysmian SpA	218	5,599
Saipem SpA*	74,124	41,744
Snam SpA	25,621	105,561
Telecom Italia SpA*	168,026	138,805
Terna Rete Elettrica Nazionale SpA	17,592	80,592
UniCredit SpA	59,234	170,473
UnipolSai SpAΔ	11,476	24,523

		2,217,322

Japan — 22.6%
ABC-Mart, Inc.	500	28,321
Acom Co., Ltd.*	3,200	13,991
AEON Co., Ltd.	7,100	100,600
AEON Financial Service Co., Ltd.	800	14,217
AEON Mall Co., Ltd.	900	12,660
Air Water, Inc.	2,000	36,107
Aisin Seiki Co., Ltd.	1,900	82,421
Ajinomoto Co., Inc.	7,900	159,115
Alfresa Holdings Corporation	1,900	31,440
Alps Electric Co., Ltd.	2,100	50,777
Amada Holdings Co., Ltd.	2,800	31,264
ANA Holdings, Inc.	13,000	35,015
Aozora Bank, Ltd.	5,000	17,668
Asahi Glass Co., Ltd.	10,000	68,107
Asahi Kasei Corporation	13,000	113,399
ASICS CorporationΔ	1,100	21,976
Astellas Pharma, Inc.	23,300	323,658
Bandai Namco Holdings, Inc.	1,800	49,668
Bank of Kyoto, Ltd. (The)	3,000	22,280
Benesse Holdings, Inc.	500	13,775
Bridgestone Corporation	6,700	241,573
Brother Industries, Ltd.	1,900	34,285
Calbee, Inc.Δ	1,500	46,973
Canon, Inc.	11,200	315,756
Casio Computer Co., Ltd.	2,100	29,701

202	See Notes to Financial Statements.

	Shares	Value
Central Japan Railway Co.	1,500	$246,802
Chiba Bank, Ltd. (The)	7,000	42,943
Chubu Electric Power Co., Inc.	6,200	86,628
Chugai Pharmaceutical Co., Ltd.	2,600	74,635
Chugoku Bank, Ltd. (The)	1,300	18,664
Chugoku Electric Power Co., Inc. (The)	3,100	36,365
Concordia Financial Group, Ltd.	13,500	64,985
Credit Saison Co., Ltd.	1,200	21,325
CYBERDYNE, Inc.Δ*	1,200	16,962
Dai Nippon Printing Co., Ltd.	6,000	59,294
Daicel Corporation	3,100	34,216
Dai-ichi Life Insurance Co., Ltd. (The)	11,500	191,478
Daiichi Sankyo Co., Ltd.	7,000	143,234
Daikin Industries, Ltd.	2,400	220,441
Daito Trust Construction Co., Ltd.	700	105,292
Daiwa House Investment Corporation REIT	13	32,880
Daiwa House Industry Co., Ltd.	6,300	172,276
Daiwa Securities Group, Inc.	17,000	104,771
DeNA Co., Ltd.	1,200	26,223
Denso Corporation	5,000	216,599
Dentsu, Inc.	2,200	103,529
Don Quijote Holdings Co., Ltd.	1,000	37,005
East Japan Railway Co.	3,600	311,102
Eisai Co., Ltd.	2,700	154,966
Electric Power Development Co., Ltd.Δ	1,500	34,524
FamilyMart UNY Holdings Co., Ltd.	800	53,253
FANUC Corporation	2,000	339,080
Fast Retailing Co., Ltd.	500	178,952
Fuji Electric Co., Ltd.	5,000	25,925
Fuji Heavy Industries, Ltd.	6,300	257,229
FUJIFILM Holdings Corporation	4,700	178,349
Fujitsu, Ltd.	18,000	100,030
Fukuoka Financial Group, Inc.	8,000	35,525
Hachijuni Bank, Ltd. (The)	5,000	29,005
Hakuhodo DY Holdings, Inc.	1,900	23,410
Hamamatsu Photonics KK	1,200	31,572
Hankyu Hanshin Holdings, Inc.	2,600	83,422
Hikari Tsushin, Inc.	200	18,635
Hino Motors, Ltd.	2,100	21,382
Hirose Electric Co., Ltd.	300	37,194
Hiroshima Bank, Ltd. (The)	6,000	28,030
Hisamitsu Pharmaceutical Co., Inc.	500	25,027
Hitachi Chemical Co., Ltd.	800	20,008
Hitachi Construction Machinery Co., Ltd.	900	19,490
Hitachi High-Technologies Corporation	600	24,205
Hitachi Metals, Ltd.	2,000	27,106
Hitachi, Ltd.	50,000	270,374
Hokuriku Electric Power Co.	1,400	15,692
Honda Motor Co., Ltd.	17,100	499,649
Hoshizaki Corporation	600	47,487
Hoya Corporation	4,100	172,279

	Shares	Value
Hulic Co., Ltd.	2,400	$21,336
Idemitsu Kosan Co., Ltd.	700	18,597
IHI CorporationΔ*	15,000	39,016
Iida Group Holdings Co., Ltd.	1,200	22,763
Inpex Corporation	9,300	93,179
Isetan Mitsukoshi Holdings, Ltd.	3,600	38,811
Isuzu Motors, Ltd.	6,800	86,167
ITOCHU Corporation	15,500	205,827
J. Front Retailing Co., Ltd.	3,400	45,818
Japan Airlines Co., Ltd.	500	14,610
Japan Airport Terminal Co., Ltd.	400	14,460
Japan Exchange Group, Inc.	5,200	74,302
Japan Post Bank Co., Ltd.	3,800	45,616
Japan Post Holdings Co., Ltd.	5,700	71,156
Japan Prime Realty Investment Corporation REIT	9	35,461
Japan Real Estate Investment Corporation REIT	13	70,853
Japan Retail Fund Investment Corporation REIT	25	50,610
JFE Holdings, Inc.	5,300	80,719
JGC Corporation	2,000	36,347
JSR Corporation	1,500	23,653
JTEKT Corporation	2,600	41,600
JX Holdings, Inc.	21,000	88,887
Kajima Corporation	9,000	62,297
Kakaku.com, Inc.Δ	1,200	19,857
Kamigumi Co., Ltd.	2,000	19,063
Kaneka Corporation	3,000	24,436
Kansai Electric Power Co., Inc. (The)*	7,200	78,730
Kansai Paint Co., Ltd.Δ	2,000	36,843
Kao Corporation	5,400	256,012
Kawasaki Heavy Industries, Ltd.Δ	15,000	47,102
KDDI Corporation	18,800	476,052
Keihan Holdings Co., Ltd.	6,000	39,427
Keikyu Corporation	6,000	69,562
Keio Corporation	7,000	57,557
Keisei Electric Railway Co., Ltd.	1,500	36,411
Keyence Corporation	500	343,102
Kikkoman Corporation	3,000	96,000
Kintetsu Group Holdings Co., Ltd.	21,000	80,137
Kobe Steel, Ltd.*	2,500	23,893
Koito Manufacturing Co., Ltd.	1,100	58,259
Komatsu, Ltd.	9,400	212,933
Konami Holdings Corporation	800	32,308
Konica Minolta, Inc.	4,700	46,688
Kose Corporation	300	24,924
Kubota CorporationΔ	10,800	154,180
Kuraray Co., Ltd.	3,600	54,089
Kurita Water Industries, Ltd.	900	19,821
Kyocera Corporation	3,400	169,076
Kyowa Hakko Kirin Co., Ltd.	3,000	41,480
Kyushu Electric Power Co., Inc.	4,400	47,736
Kyushu Financial Group, Inc.	3,700	25,105
Lawson, Inc.	600	42,148
LINE CorporationΔ*	300	10,293
Lion Corporation	2,000	32,856
LIXIL Group Corporation	2,600	59,041

See Notes to Financial Statements.	203

INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
M3, Inc.	2,100	$52,916
Mabuchi Motor Co., Ltd.Δ	400	20,877
Makita Corporation	1,100	73,694
Marubeni Corporation	16,300	92,438
Marui Group Co., Ltd.Δ	1,900	27,750
Maruichi Steel Tube, Ltd.	400	13,022
Mazda Motor Corporation	5,700	93,248
McDonald’s Holdings Co. Japan, Ltd.	500	13,091
Mebuki Financial Group, Inc.	9,150	33,899
Medipal Holdings Corporation	2,200	34,692
MEIJI Holdings Co., Ltd.	1,600	125,399
Minebea Co., Ltd.	3,000	28,133
Miraca Holdings, Inc.	500	22,460
MISUMI Group, Inc.	1,600	26,339
Mitsubishi Chemical Holdings Corporation	15,400	99,878
Mitsubishi Corporation	15,700	334,486
Mitsubishi Electric Corporation	20,000	278,845
Mitsubishi Estate Co., Ltd.	13,000	258,888
Mitsubishi Gas Chemical Co., Inc.	1,500	25,604
Mitsubishi Heavy Industries, Ltd.	32,000	145,824
Mitsubishi Logistics Corporation	1,000	14,143
Mitsubishi Materials Corporation	1,200	36,860
Mitsubishi Motors Corporation	6,300	35,900
Mitsubishi Tanabe Pharma Corporation	2,400	47,086
Mitsubishi UFJ Financial Group, Inc.	132,600	817,100
Mitsubishi UFJ Lease & Finance Co., Ltd.	4,000	20,672
Mitsui & Co., Ltd.	18,300	251,620
Mitsui Chemicals, Inc.	13,000	58,396
Mitsui Fudosan Co., Ltd.	10,000	231,444
Mitsui OSK Lines, Ltd.	13,000	36,039
Mixi, Inc.	300	10,960
Mizuho Financial Group, Inc.	253,200	454,514
MS&AD Insurance Group Holdings, Inc.	5,400	167,440
Murata Manufacturing Co., Ltd.	2,000	267,807
Nabtesco Corporation	1,000	23,264
Nagoya Railroad Co., Ltd.	10,000	48,342
NEC Corporation	25,000	66,310
Nexon Co., Ltd.	2,200	31,887
NGK Insulators, Ltd.	3,000	58,190
NGK Spark Plug Co., Ltd.Δ	1,900	42,235
NH Foods, Ltd.	3,000	80,984
Nidec Corporation	2,500	215,722
Nikon CorporationΔ	3,500	54,413
Nintendo Co., Ltd.	1,200	251,962
Nippon Building Fund, Inc. REITΔ	14	77,502
Nippon Electric Glass Co., Ltd.	3,000	16,222
Nippon Express Co., Ltd.	10,000	53,818
Nippon Paint Holdings Co., Ltd.Δ	1,900	51,778
Nippon Prologis, Inc. REIT	17	34,749
Nippon Steel & Sumitomo Metal Corporation	8,200	182,908
Nippon Telegraph & Telephone Corporation	7,200	302,600

	Shares	Value
Nippon Yusen KK	17,000	$31,564
Nissan Chemical Industries, Ltd.	1,000	33,412
Nissan Motor Co., Ltd.	26,600	267,536
Nisshin Seifun Group, Inc.	4,800	72,036
Nissin Foods Holdings Co., Ltd.	1,400	73,549
Nitori Holdings Co., Ltd.	900	102,879
Nitto Denko Corporation	1,600	122,784
NOK Corporation	800	16,195
Nomura Holdings, Inc.	36,600	215,795
Nomura Real Estate Master Fund, Inc. REIT	37	55,971
Nomura Real Estate Holdings, Inc.	1,000	17,010
Nomura Research Institute, Ltd.	1,419	43,223
NSK, Ltd.	4,700	54,450
NTT Data Corporation	1,400	67,679
NTT DOCOMO, Inc.	14,000	318,990
Obayashi Corporation	7,300	69,768
Obic Co., Ltd.	600	26,233
Odakyu Electric Railway Co., Ltd.Δ	3,000	59,371
Oji Holdings Corporation	8,000	32,582
Olympus Corporation	3,200	110,614
Omron Corporation	2,100	80,586
Ono Pharmaceutical Co., Ltd.	4,400	96,207
Oracle Corporation	300	15,119
Oriental Land Co., Ltd.	2,400	135,653
ORIX Corporation	14,100	220,050
Osaka Gas Co., Ltd.	23,000	88,477
Otsuka Corporation	400	18,687
Otsuka Holdings Co., Ltd.	4,200	183,021
Panasonic Corporation	22,700	231,030
Park24 Co., Ltd.	800	21,698
Pola Orbis Holdings, Inc.Δ	200	16,513
Rakuten, Inc.*	9,500	93,110
Recruit Holdings Co., Ltd.	4,000	160,513
Resona Holdings, Inc.	23,900	122,593
Ricoh Co., Ltd.	6,400	54,102
Rinnai Corporation	300	24,205
Rohm Co., Ltd.	1,000	57,583
Ryohin Keikaku Co., Ltd.Δ	300	58,806
Santen Pharmaceutical Co., Ltd.	3,600	44,047
SBI Holdings, Inc.	3,200	40,714
Secom Co., Ltd.	2,300	168,217
Seibu Holdings, Inc.Δ	1,100	19,727
Seiko Epson Corporation	3,000	63,529
Sekisui Chemical Co., Ltd.	4,000	63,795
Sekisui House, Ltd.	6,200	103,205
Seven & i Holdings Co., Ltd.	7,900	300,994
Seven Bank, Ltd.	4,800	13,758
Sharp Corporation*	14,000	32,342
Shimadzu Corporation	2,000	31,863
Shimamura Co., Ltd.	200	24,967
Shimano, Inc.Δ	800	125,536
Shimizu Corporation	6,000	54,879
Shin-Etsu Chemical Co., Ltd.	4,000	310,314
Shinsei Bank, Ltd.	4,000	6,708
Shionogi & Co., Ltd.	3,200	153,299
Shiseido Co., Ltd.	4,300	108,848
Shizuoka Bank, Ltd. (The)Δ	5,000	42,011
Showa Shell Sekiyu KK	1,500	13,951
SMC Corporation	600	143,256
SoftBank Group Corporation	9,800	651,097

204	See Notes to Financial Statements.

	Shares	Value
Sohgo Security Services Co., Ltd.	600	$23,076
Sompo Holdings, Inc.	3,300	111,812
Sony Corporation	13,200	369,882
Sony Financial Holdings, Inc.	1,400	21,849
Stanley Electric Co., Ltd.	1,300	35,538
Start Today Co., Ltd.	1,500	25,912
Sumitomo Chemical Co., Ltd.	17,000	80,873
Sumitomo Corporation	12,400	145,935
Sumitomo Dainippon Pharma Co., Ltd.Δ	1,300	22,357
Sumitomo Electric Industries, Ltd.	8,000	115,440
Sumitomo Heavy Industries, Ltd.	6,000	38,657
Sumitomo Metal Mining Co., Ltd.	5,000	64,471
Sumitomo Mitsui Financial Group, Inc.	14,100	538,062
Sumitomo Mitsui Trust Holdings, Inc.	3,300	118,108
Sumitomo Realty & Development Co., Ltd.	4,000	106,302
Sumitomo Rubber Industries, Inc.	1,400	22,232
Sundrug Co., Ltd.	400	27,688
Suntory Beverage & Food, Ltd.	2,400	99,696
Suruga Bank, Ltd.Δ	1,500	33,485
Suzuken Co., Ltd.	900	29,416
Suzuki Motor Corporation	3,600	126,720
Sysmex Corporation	1,700	98,473
T&D Holdings, Inc.	6,200	81,986
Taiheiyo Cement Corporation	12,000	37,989
Taisei Corporation	10,000	69,989
Taisho Pharmaceutical Holdings Co., Ltd.	300	24,898
Taiyo Nippon Sanso CorporationΔ	1,200	13,902
Takashimaya Co., Ltd.Δ	3,000	24,744
Takeda Pharmaceutical Co., Ltd.	8,100	335,089
TDK Corporation	1,200	82,550
Teijin, Ltd.	1,600	32,431
Terumo Corporation	3,800	140,295
THK Co., Ltd.	1,000	22,126
Tobu Railway Co., Ltd.	10,000	49,626
Toho Co., Ltd.	1,600	45,245
Toho Gas Co., Ltd.	5,000	40,685
Tohoku Electric Power Co., Inc.	3,100	39,176
Tokio Marine Holdings, Inc.	7,200	295,454
Tokyo Electric Power Co. Holdings, Inc.*	14,000	56,539
Tokyo Electron, Ltd.	1,600	151,204
Tokyo Gas Co., Ltd.	22,000	99,558
Tokyo Tatemono Co., Ltd.	2,300	30,759
Tokyu Corporation	11,000	80,847
Tokyu Fudosan Holdings Corporation	5,600	33,061
TonenGeneral Sekiyu KK	3,000	31,624
Toppan Printing Co., Ltd.	5,000	47,743
Toray Industries, Inc.	16,000	129,533
Toshiba Corporation*	41,000	99,312
TOTO, Ltd.	1,200	47,487
Toyo Seikan Group Holdings, Ltd.	2,300	42,940
Toyo Suisan Kaisha, Ltd.	1,800	65,224

	Shares	Value
Toyoda Gosei Co., Ltd.	500	$11,696
Toyota Industries Corporation	1,400	66,721
Toyota Motor Corporation	27,716	1,631,064
Toyota Tsusho Corporation	2,100	54,712
Trend Micro, Inc.*	1,200	42,661
Tsuruha Holdings, Inc.	400	37,989
Unicharm Corporation	4,000	87,529
United Urban Investment Corporation REIT	28	42,620
USS Co., Ltd.	2,500	39,829
West Japan Railway Co.	1,900	116,609
Yahoo Japan Corporation	17,200	66,077
Yakult Honsha Co., Ltd.	1,500	69,562
Yamada Denki Co., Ltd.	7,600	40,967
Yamaguchi Financial Group, Inc.	2,000	21,784
Yamaha Corporation	1,800	54,982
Yamaha Motor Co., Ltd.	2,600	57,261
Yamato Holdings Co., Ltd.	4,400	89,468
Yamazaki Baking Co., Ltd.	3,000	57,959
Yaskawa Electric CorporationΔ	2,600	40,443
Yokogawa Electric Corporation	1,800	26,074
Yokohama Rubber Co., Ltd. (The)Δ	1,000	17,934

		30,044,344

Jersey — 1.4%
Experian PLC	12,870	249,653
Glencore PLC*	122,192	417,662
Petrofac, Ltd.	4,133	44,263
Randgold Resources, Ltd.	1,112	87,913
Shire PLC	9,425	544,067
Wolseley PLC	2,983	182,417
WPP PLC	14,627	327,360

		1,853,335

Luxembourg — 0.3%
ArcelorMittal*	19,656	145,168
Eurofins Scientific SE	166	70,770
Millicom International Cellular SA SDR	902	38,543
RTL Group SA	285	20,919
SES SA	3,858	84,979
Tenaris SA	5,417	96,767

		457,146

Mauritius — 0.0%
Golden Agri-Resources, Ltd.	62,700	18,618

Netherlands — 3.8%
ABN AMRO Group NV CVA 144A	2,939	65,123
Aegon NV	21,999	121,067
AerCap Holdings NV*	1,900	79,059
Airbus Group SE	6,194	409,725
Akzo Nobel NV	2,671	166,983
Altice NV Class A*	3,520	69,772
Altice NV Class B*	2,107	41,986
ASML Holding NV	3,932	441,428
Boskalis Westminster	963	33,442
CNH Industrial NV	9,819	85,427
EXOR NV	1,031	44,475
Ferrari NV	1,166	67,875
Fiat Chrysler Automobiles NV*	7,494	68,355
Gemalto NVΔ	809	46,770
ING Groep NV	41,477	583,746

See Notes to Financial Statements.	205

INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Koninklijke Ahold Delhaize NV	13,901	$293,098
Koninklijke DSM NV	1,776	106,487
Koninklijke KPN NV	34,534	102,295
Koninklijke Philips NV	10,392	317,236
Koninklijke Vopak NV	953	45,018
Mobileye NVΔ*	1,900	72,428
NN Group NV	3,121	105,771
NXP Semiconductor NV*	2,862	280,505
QIAGEN NV*	3,941	110,682
Randstad Holding NV	1,430	77,568
RELX NV	11,975	201,562
STMicroelectronics NV	6,571	74,531
Unilever NV CVA	20,720	853,137
Wolters Kluwer NV	3,324	120,436

		5,085,987

New Zealand — 0.2%
Auckland International Airport, Ltd.	8,625	37,449
Contact Energy, Ltd.	7,151	23,150
Fletcher Building, Ltd.	7,398	54,478
Mercury NZ, Ltd.	12,874	23,253
Mighty River Power, Ltd.	4,302	8,846
Ryman Healthcare, Ltd.	2,667	15,026
Spark New Zealand, Ltd.	18,489	43,799

		206,001

Norway — 0.8%
DNB ASA	9,875	146,832
Gjensidige Forsikring ASA	2,501	39,678
Marine Harvest ASA*	6,218	112,114
Norsk Hydro ASA	13,545	64,781
Orkla ASA	23,909	216,515
Schibsted ASA Class A	715	16,403
Schibsted ASA, B Shares	1,488	31,534
Statoil ASA	13,609	249,633
Telenor ASA	8,188	122,317
Yara International ASA	1,747	68,785

		1,068,592

Papua New Guinea — 0.1%
Oil Search, Ltd.	15,218	78,742

Portugal — 0.1%
EDP — Energias de Portugal SA	17,470	53,220
Galp Energia SGPS SA	5,590	83,499
Jeronimo Martins SGPS SA	2,979	46,222

		182,941

Singapore — 1.2%
Ascendas Real Estate Investment Trust REIT	25,800	40,442
CapitaLand Commercial Trust REIT	16,400	16,761
CapitaLand Mall Trust REIT	20,600	26,814
CapitaLand, Ltd.	30,000	62,563
City Developments, Ltd.	5,900	33,734
ComfortDelGro Corporation, Ltd.	29,600	50,486
DBS Group Holdings, Ltd.Δ	19,230	230,258
Global Logistic Properties, Ltd.	36,100	54,842
Hutchison Port Holdings Trust Class U	53,700	23,359
Jardine Cycle & Carriage, Ltd.	1,111	31,631
Keppel Corporation, Ltd.Δ	17,700	70,768

	Shares	Value
Oversea-Chinese Banking Corporation, Ltd.	32,762	$201,800
SATS, Ltd.	4,900	16,411
Sembcorp Industries, Ltd.	15,900	31,292
Singapore Airlines, Ltd.	5,600	37,394
Singapore Exchange, Ltd.	7,800	38,565
Singapore Press Holdings, Ltd.	18,400	44,852
Singapore Technologies Engineering, Ltd.	16,100	35,910
Singapore Telecommunications, Ltd.	83,700	210,962
StarHub, Ltd.Δ	4,000	7,762
Suntec Real Estate Investment Trust REIT	18,200	20,737
United Overseas Bank, Ltd.	13,594	191,498
UOL Group, Ltd.	7,390	30,567
Wilmar International, Ltd.	25,500	63,215
Yangzijiang Shipbuilding Holdings, Ltd.	23,400	13,169

		1,585,792

Spain — 3.0%
Abertis Infraestructuras SA	5,559	77,798
ACS Actividades de Construccion y Servicios SA	2,270	71,734
Aena SA 144A	664	90,620
Amadeus IT Group SA	4,852	220,490
Banco Bilbao Vizcaya Argentaria SA	65,965	445,377
Banco de Sabadell SA	45,142	62,868
Banco Popular Espanol SAΔ	47,871	46,259
Banco Santander SA	149,851	782,239
Bankia SA	45,814	46,828
CaixaBank SA	31,666	104,667
Distribuidora Internacional de Alimentacion SAΔ	6,556	32,194
Enagas SAΔ	2,158	54,803
Endesa SA	3,073	65,100
Ferrovial SA	4,865	87,034
Gas Natural SDG SA	3,746	70,623
Grifols SA	6,644	132,044
Iberdrola SAΔ	58,971	386,982
Industria de Diseno Textil SA	11,719	400,058
International Consolidated Airlines Group SA	15,016	81,072
Mapfre SAΔ	6,599	20,145
Red Electrica Corporation SA	4,224	79,702
Repsol SA	9,441	133,369
Telefonica SA*	48,891	453,924
Zardoya Otis SA	1,520	12,848

		3,958,778

Sweden — 2.8%
Alfa Laval AB	2,935	48,581
Assa Abloy AB Class B	10,719	198,953
Atlas Copco AB, A Shares	7,121	216,899
Atlas Copco AB, B Shares	4,698	128,194
Boliden AB	2,787	72,775
Electrolux AB, Series B	3,663	90,986
Getinge AB, B Shares	4,733	75,900
Hennes & Mauritz AB, B Shares	10,227	284,451
Hexagon AB, B Shares	2,571	91,856
Husqvarna AB, B Shares	7,015	54,553
ICA Gruppen AB	628	19,156

206	See Notes to Financial Statements.

	Shares	Value
Industrivarden AB, C Shares	1,472	$27,435
Investor AB, B Shares	4,535	169,491
Kinnevik AB Class B	2,697	64,623
Lundin Petroleum AB*	1,760	38,269
Nordea Bank AB	33,143	368,514
Sandvik AB	11,727	145,065
Securitas AB, B Shares	3,202	50,399
Skandinaviska Enskilda Banken AB Class A	17,179	180,170
Skanska AB, B Shares	3,302	77,960
SKF AB, B Shares	4,349	80,005
Svenska Cellulosa AB SCA Class B	6,633	187,328
Svenska Handelsbanken AB, A Shares	15,993	222,237
Swedbank AB, A Shares	9,578	231,602
Tele2 AB, B Shares	2,911	23,341
Telefonaktiebolaget LM Ericsson, B SharesΔ	36,577	214,790
Telia Co. ABΔ	28,287	113,979
Volvo AB, B Shares	17,174	200,570

		3,678,082

Switzerland — 8.7%
ABB, Ltd.*	17,481	368,744
Actelion, Ltd.*	1,089	235,809
Adecco Group SA	1,870	122,396
Aryzta AGΔ*	1,207	53,161
Barry Callebaut AGΔ*	40	48,944
Chocoladefabriken Lindt & Spruengli AG	17	199,278
Cie Financiere Richemont SA	5,563	368,481
Coca-Cola HBC AG*	9,685	211,265
Credit Suisse Group AG*	21,401	307,050
Dufry AG*	461	57,495
EMS-Chemie Holding AG	55	27,951
Galenica AG	55	62,059
Geberit AG	183	73,358
Givaudan SA	100	183,247
Julius Baer Group, Ltd.*	2,594	115,218
Kuehne + Nagel International AG	173	22,867
LafargeHolcim, Ltd.*	4,629	243,679
Lonza Group AG*	584	101,109
Nestle SA	35,400	2,539,503
Novartis AG	24,967	1,816,807
Pargesa Holding SA	251	16,342
Partners Group Holding AGΔ	150	70,301
Roche Holding AG	8,105	1,851,343
Schindler Holding AG	586	103,075
SGS SA	61	124,121
Sika AG	24	115,298
Sonova Holding AG	623	75,497
Swatch Group AG (The)	949	143,472
Swiss Prime Site AG*	669	54,759
Swiss Re AG	3,050	289,036
Swisscom AG	278	124,517
Syngenta AG	905	357,716
UBS Group AG*	39,183	613,737
Zurich Insurance Group AG*	1,570	432,317

		11,529,952

United Kingdom — 15.6%
3i Group PLC	9,582	83,135
Aberdeen Asset Management PLC	11,716	37,151

	Shares	Value
Admiral Group PLC	2,090	$47,059
Anglo American PLC*	14,334	204,918
Antofagasta PLCΔ	6,400	53,240
Ashtead Group PLC	5,181	100,885
Associated British Foods PLC	5,456	184,574
AstraZeneca PLC	14,751	806,704
Auto Trader Group PLC 144A	10,555	53,203
Aviva PLC	48,236	289,147
Babcock International Group PLC	3,096	36,362
BAE Systems PLC	33,502	244,219
Barclays PLC	156,780	431,743
Barratt Developments PLC	5,701	32,488
Berkeley Group Holdings PLC	1,246	43,119
BHP Billiton PLC	22,353	359,915
BP PLC	203,986	1,281,103
British Land Co. PLC (The) REIT	10,403	80,706
BT Group PLC	91,292	412,795
Bunzl PLC	3,880	100,847
Burberry Group PLC	5,023	92,670
Capita PLC	7,184	47,013
Carnival PLC	2,057	104,571
Centrica PLC	68,982	199,018
Cobham PLC	17,193	34,686
Coca-Cola European Partners PLC	4,852	153,326
Compass Group PLC	21,397	395,811
Croda International PLC	1,285	50,613
Direct Line Insurance Group PLC	12,441	56,638
Dixons Carphone PLC	9,192	40,170
easyJet PLC	1,707	21,142
Fresnillo PLC	2,448	36,837
G4S PLC	14,238	41,235
GKN PLC	19,375	79,203
GlaxoSmithKline PLC	56,569	1,088,964
Hammerson PLC REIT	9,324	65,843
Hargreaves Lansdown PLC	2,583	38,613
Hikma Pharmaceuticals PLCΔ	2,086	48,665
HSBC Holdings PLC	193,632	1,567,583
IMI PLC	2,914	37,349
Inmarsat PLC	6,175	57,190
Intercontinental Hotels Group PLC	2,203	98,771
Intertek Group PLC	1,829	78,464
Intu Properties PLC REIT	9,698	33,621
Investec PLC	7,632	50,415
ITV PLC	47,151	119,937
J Sainsbury PLCΔ	27,505	84,506
Johnson Matthey PLC	1,909	74,862
Kingfisher PLC	30,114	130,006
Land Securities Group PLC REIT	8,373	110,000
Legal & General Group PLC	60,308	184,026
Lloyds Banking Group PLC	609,148	469,274
London Stock
Exchange Group PLC	4,365	156,757
Marks & Spencer Group PLC	17,667	76,205
Mediclinic International PLC	3,843	36,516
Meggitt PLC	10,067	56,897
Merlin Entertainments PLC 144A	7,366	40,723
Mondi PLC	4,308	88,451
National Grid PLC	47,205	553,601

See Notes to Financial Statements.	207

INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Next PLC	1,452	$89,169
Old Mutual PLC	53,546	136,798
Pearson PLC	9,585	96,686
Persimmon PLC	3,346	73,236
Provident Financial PLC	1,851	64,991
Prudential PLC	32,119	644,224
Reckitt Benckiser
Group PLC	8,974	761,565
RELX PLC	12,372	220,934
Rio Tinto PLC	13,114	510,470
Rolls-Royce Holdings PLC+*	894,838	1,103
Rolls-Royce Holdings PLC*	19,453	160,146
Royal Bank of Scotland
Group PLC*	26,652	73,772
Royal Dutch Shell PLC,
A Shares	45,289	1,251,640
Royal Dutch Shell PLC,
B Shares	38,279	1,110,507
Royal Mail PLC	8,349	47,547
RSA Insurance Group PLC	11,830	85,435
Sage Group PLC (The)	10,537	85,057
Schroders PLC	1,632	60,298
Segro PLC REIT	7,707	43,511
Severn Trent PLC	4,038	110,577
Sky PLC	12,731	155,486
Smith & Nephew PLC	12,106	182,167
Smiths Group PLC	4,838	84,427
SSE PLC	14,316	273,998
St. James’s Place PLC	6,083	76,017
Standard Chartered PLC*	34,320	280,678
Standard Life PLC	23,344	107,022
Tate & Lyle PLC	11,792	102,818
Taylor Wimpey PLC	35,050	66,306
Tesco PLC*	104,660	266,803
Travis Perkins PLC	1,607	28,757
Unilever PLC	21,263	862,789
United Utilities Group PLC	6,575	73,009
Vodafone Group PLC	280,698	691,349
Weir Group PLC (The)	2,386	55,576
Whitbread PLC	1,997	92,932
WM Morrison
Supermarkets PLC	30,812	87,604
Worldpay Group PLC 144A	17,529	58,306

		20,757,195

Total Foreign Common Stocks (Cost $134,482,983)		124,340,537

FOREIGN PREFERRED STOCKS — 0.6%
Germany — 0.6%
Bayerische Motoren Werke AG
4.34%, 05/13/16	887	67,880
FUCHS PETROLUB SE
2.03%, 05/05/16	942	39,545
Henkel AG & Co. KGaA
1.30%, 04/12/16	2,017	240,453
Porsche Automobil Holding SE
1.88%, 06/30/16	1,662	90,520
Schaeffler AG
2.48%, 04/25/16	1,753	25,936
Volkswagen AG
0.12%, 06/23/16	1,943	272,741

		737,075

	Shares	Value
United Kingdom — 0.0%
Rolls-Royce Holdings PLC
0.00%, 02/14/17+*	1,248,393	$1,538

Total Foreign Preferred Stocks (Cost $903,018)		738,613

RIGHTS — 0.0%
Repsol SA*
(Cost $3,293)	9,441	3,498

MONEY MARKET FUNDS — 7.1%
GuideStone Money
Market Fund
(Institutional Class)¥	6,944,453	6,944,453
Northern Institutional Liquid
Assets Portfolio§	2,545,642	2,545,642

Total Money Market Funds (Cost $9,490,095)		9,490,095

	Par
U.S. TREASURY OBLIGATIONS — 0.3%
U.S. Treasury Bills
0.53%, 05/04/17Ω‡‡	$100,000	99,805
0.60%, 06/22/17Ω‡‡	300,000	299,130

Total U.S. Treasury Obligations (Cost $398,983)		398,935

TOTAL INVESTMENTS — 101.5% (Cost $145,278,372)		134,971,678
Liabilities in Excess of Other Assets — (1.5)%		(1,950,521)

NET ASSETS — 100.0%		$133,021,157

208	See Notes to Financial Statements.

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2016, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Foreign Common Stocks:
Australia	$9,087,610	$9,087,610	$—	$—
Austria	253,476	253,476	—	—
Belgium	892,734	892,734	—	—
Bermuda	335,980	335,980	—	—
Denmark	1,636,544	1,636,544	—	—
Finland	1,318,198	1,318,198	—	—
France	12,158,403	12,158,403	—	—
Germany	10,831,530	10,831,530	—	—
Hong Kong	3,660,063	3,660,063	—	—
Ireland	723,473	723,473	—	—
Israel	719,699	719,699	—	—
Italy	2,217,322	2,217,322	—	—
Japan	30,044,344	30,044,344	—	—
Jersey	1,853,335	1,853,335	—	—
Luxembourg	457,146	457,146	—	—
Mauritius	18,618	18,618	—	—
Netherlands	5,085,987	5,085,987	—	—
New Zealand	206,001	206,001	—	—
Norway	1,068,592	1,068,592	—	—
Papua New Guinea	78,742	78,742	—	—
Portugal	182,941	182,941	—	—
Singapore	1,585,792	1,585,792	—	—
Spain	3,958,778	3,958,778	—	—
Sweden	3,678,082	3,678,082	—	—
Switzerland	11,529,952	11,529,952	—	—
United Kingdom	20,757,195	20,756,092	—	1,103
Foreign Preferred Stocks:
Germany	737,075	737,075	—	—
United Kingdom	1,538	—	—	1,538
Money Market Funds	9,490,095	9,490,095	—	—
Rights	3,498	3,498	—	—
U.S. Treasury Obligations	398,935	—	398,935	—

Total Assets - Investments in Securities	$134,971,678	$134,570,102	$398,935	$2,641

Other Financial Instruments***
Futures Contracts	$(37,291)	$(37,291)	$—	$—

Total Assets - Other Financial Instruments	$(37,291)	$(37,291)	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments (such as futures contracts), which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the “Financial Futures Contracts” disclosure in the Notes to Financial Statements.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2016.

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the year ended December 31, 2016.

See Notes to Financial Statements.	209

International Equity Fund (Unaudited)

Developed non-U.S. markets underperformed their U.S. counterparts and were negatively impacted by slower economic growth, reliance on further monetary policy and the U.S. dollar, which strengthened against most currencies during the year. The MSCI EAFE Index, a measure of international developed country returns, posted a fourth quarter return of -0.71%, bringing the return to 1.00% for the one-year period ended December 31, 2016. Value styles outperformed growth styles, and small capitalization stocks generally outperformed large capitalization stocks during the year. From a country perspective, the best performers were natural resource export economies including Norway, New Zealand and Australia, which benefited from commodity price strength. Meanwhile, Denmark and Israel were among the worst performing countries for the year. In a reversal from last year, the strongest performance was registered in the energy and materials sectors, while the weakest performance came from the healthcare sector.

The Fund continued to be invested in markets deemed to be developed and, to a much lesser extent, in markets deemed to be emerging or non-developed. The Fund was primarily comprised of equities of foreign companies and was diversified among a large number of companies across different industries and economic sectors. The Investor Class of the Fund outperformed its benchmark, the MSCI EAFE Index, for the one-year period ended December 31, 2016 (2.62% versus 1.00%). On a country basis, underweight exposure and security selection within Japan and security selection within Denmark and Italy positively impacted benchmark-relative performance. Tactical exposure to emerging markets also had a positive impact during the period. On the negative side, security selection within the United Kingdom and Sweden detracted from benchmark-relative performance. On a sector basis, security selection to the healthcare and technology sectors contributed, while underweight exposure and security selection to the materials sector detracted from benchmark-relative returns during the year.

Within the Fund, certain derivatives were utilized to express active views in currency and country selection. These derivative positions primarily included currency forward contracts, stock index futures and stock index future swaps. Overall, derivative exposure had a slight positive impact on Fund performance over the course of the year.

This Fund may be suitable to investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value and want to diversify their portfolio with international stocks. The Fund invests in foreign and emerging market securities which involve certain risks such as currency volatility, political and social instability and reduced market liquidity. To the extent that the investment adviser misjudges current market conditions, the Fund’s volatility may be amplified by its use of short sales and derivatives and by its ability to select sub-advisers to allocate assets. Short sales by a fund theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Leverage may increase the risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the net asset value of the Fund generally to decline faster than it would otherwise. It is possible to lose money by investing in the Fund.

At December 31, 2016, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
Financial Services	18.2
Technology	17.7
Consumer Discretionary	17.2
Producer Durables	14.6
Healthcare	8.9
Materials & Processing	8.2
Money Market Funds	6.5
Consumer Staples	5.5
Energy	5.3
Utilities	3.0
U.S. Treasury Obligations	0.2
Foreign Preferred Stocks	0.1
Foreign Preferred Stocks Sold Short	(0.1)
Foreign Common Stocks Sold Short	(4.9)

100.4

International Equity Fund (Unaudited)

Average Annual Total Returns as of 12/31/16
	Institutional Class*	Investor Class*	Benchmark**
One Year	2.96%	2.62%	1.00%
Five Year	5.77%	5.49%	6.53%
Ten Year	0.68%	0.45%	0.75%
Since Inception	5.02%	4.81%	4.65%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2016 Prospectus)(1)	1.00%	1.34%

(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2006 to December 31, 2016, with all dividends and capital gains reinvested, with the MSCI EAFE Index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

INTERNATIONAL EQUITY FUND SCHEDULE OF INVESTMENTS	December 31, 2016

	Shares	Value
FOREIGN COMMON STOCKS — 98.6%
Australia — 2.3%
AGL Energy, Ltd.	25,831	$411,780
ASX, Ltd.	2,303	82,666
Aurizon Holdings, Ltd.	47,037	171,419
Australia & New Zealand Banking Group, Ltd.	76,884	1,687,808
Bendigo and Adelaide Bank, Ltd.	46,701	428,351
BHP Billiton, Ltd.	58,894	1,065,074
Caltex Australia, Ltd.	28,277	621,571
CIMIC Group, Ltd.	91,255	2,300,951
Coca-Cola Amatil, Ltd.	48,065	351,024
Cochlear, Ltd.	4,587	405,667
Computershare, Ltd.	5,607	50,417
Dexus Property Group REIT	12,849	89,202
Flight Centre Travel Group, Ltd.	7,220	163,083
Fortescue Metals Group, Ltd.	369,604	1,571,013
Goodman Group REIT	30,218	155,483
GPT Group (The) REIT+*	63,198	—
GPT Group (The) REIT	23,870	86,646
Lend Lease Group	323,499	3,413,093
Mirvac Group REIT	50,120	77,040
National Australia Bank, Ltd.	47,040	1,041,140
Newcrest Mining, Ltd.	96,978	1,417,184
Origin Energy, Ltd.	123,863	589,054
QBE Insurance Group, Ltd.	1,025,211	9,188,882
Rio Tinto, Ltd.	8,019	346,637
Scentre Group REIT	93,514	313,128
South32, Ltd.	1,063,899	2,111,353
Stockland REIT	41,895	138,470
Vicinity Centres REIT	52,810	113,950
Westfield Corporation REIT	35,358	239,342
Westpac Banking Corporation	23,454	551,775
WorleyParsons, Ltd.*	30,017	210,553

		29,393,756

Austria — 0.4%
Erste Group Bank AG*	185,240	5,425,696

Belgium — 0.3%
Ageas	30,375	1,202,556
bpost SA	30,046	711,631
Galapagos NV*	6,021	386,239
Groupe Bruxelles Lambert SA	415	34,826
KBC Groep NV*	9,911	613,765
Proximus SADP	25,124	723,586
Umicore SA	7,146	407,330

		4,079,933

Bermuda — 0.4%
Cheung Kong Infrastructure Holdings, Ltd.	11,000	87,523
Jardine Matheson Holdings, Ltd.	54,200	2,994,550
Kerry Properties, Ltd.	316,500	859,156
Li & Fung, Ltd.	468,000	205,801
NWS Holdings, Ltd.	19,000	30,970
Yue Yuen Industrial Holdings, Ltd.	237,500	862,161

		5,040,161

	Shares	Value
Brazil — 0.3%
Embraer SA ADR	172,600	$3,322,550

Canada — 0.8%
Canadian National Railway Co.Δ	116,215	7,832,891
Suncor Energy, Inc.	96,403	3,152,044

		10,984,935

China — 4.0%
Alibaba Group Holding, Ltd. ADRΔ*	127,744	11,217,201
Baidu, Inc. ADR*	79,010	12,990,034
Ctrip.com International, Ltd. ADRΔ*	114,608	4,584,320
JD.com, Inc. ADRΔ*	51,674	1,314,587
New Oriental Education & Technology Group, Inc. ADR*	111,625	4,699,412
TAL Education Group ADRΔ*	29,634	2,078,825
Tencent Holdings, Ltd.	577,300	14,122,614

		51,006,993

Colombia — 0.1%
Ecopetrol SA ADRΔ*	136,200	1,232,610

Czech Republic — 0.0%
Komercni Banka AS	13,500	465,418

Denmark — 1.4%
Chr. Hansen Holding A/S	28,397	1,572,540
Danske Bank A/S	2,903	88,046
Genmab A/S*	35,935	5,968,390
GN Store Nord A/S	11,340	234,909
H Lundbeck A/S*	29,555	1,202,287
ISS A/S	114,935	3,879,717
Novozymes A/S, B Shares	60,736	2,094,048
TDC A/S*	75,235	386,269
Vestas Wind Systems A/S	32,285	2,098,239

		17,524,445

Finland — 0.3%
Cargotec OYJ, B Shares	4,176	188,539
Kesko OYJ, B Shares	8,145	407,087
Neste OYJ	23,671	909,484
Orion OYJ Class B	14,507	645,804
Stora Enso OYJ, R Shares	20,613	221,540
UPM-Kymmene OYJ	63,952	1,571,233

		3,943,687

France — 9.2%
Air France-KLM*	36,024	196,202
Air Liquide SA	33,800	3,758,995
Alstom SA*	2,600	71,638
Arkema SA	7,541	737,764
Atos SE	25,408	2,681,269
AXA SA	19,440	490,819
BNP Paribas SA	47,237	3,010,801
Capgemini SA	21,973	1,853,866
Casino Guichard Perrachon SA	15,127	725,952
Christian Dior SE	24,633	5,166,556
Cie de St-Gobain	290,417	13,529,131
Cie Generale des Etablissements Michelin	25,066	2,788,981
Danone SA	94,256	5,972,980
Eiffage SA	4,780	333,349
Engie SA	244,885	3,124,283

212	See Notes to Financial Statements.

	Shares	Value
Essilor International SA	17,650	$1,994,492
Faurecia	21,939	850,674
Gecina SA REIT	674	93,262
Kering	19,365	4,348,044
Klepierre REIT	4,327	170,100
Lagardere SCA	65,682	1,824,961
L’Oreal SA	60,978	11,130,324
Orange SA	59,164	899,000
Peugeot SA*	193,798	3,161,014
Plastic Omnium SA	2,569	82,020
Renault SA	4,003	356,106
Rexel SA	8,549	140,702
Safran SA	4,000	288,090
Sanofi	235,976	19,102,038
Schneider Electric SE	118,889	8,273,597
SCOR SE	13,764	475,665
SEB SA	1,212	164,261
Societe BIC SA	7,599	1,033,086
Societe Generale SA	145,184	7,143,967
Sodexo SA	4,328	497,503
Suez	9,930	146,497
Technip SA	78,834	5,627,206
Teleperformance	7,901	792,612
Thales SA	7,946	770,611
TOTAL SA	2,986	153,138
Ubisoft Entertainment SA*	11,169	397,390
Unibail-Rodamco SE REIT	1,666	397,656
Valeo SA	43,721	2,513,320
Veolia Environnement SA	37,483	638,211
Vinci SA	9,965	678,683

		118,586,816

Germany — 7.9%
AIXTRON SE*	137,111	447,280
Allianz SE	53,786	8,889,031
Aurubis AG	16,637	959,712
BASF SE	38,957	3,621,437
Bayerische Motoren Werke AG	15,042	1,405,269
Beiersdorf AG	73,748	6,257,067
Covestro AG 144A	38,152	2,617,684
Daimler AG	97,859	7,284,983
Deutsche Boerse AG*	57,126	4,662,782
Deutsche Post AG	31,089	1,022,195
Deutsche Telekom AG	436,847	7,520,824
Deutsche Wohnen AG	6,238	195,943
Evonik Industries AG	10,105	301,880
Freenet AG	35,755	1,007,183
Fresenius SE & Co. KGaA	5,433	424,698
Hannover Rueck SE	3,762	407,097
HeidelbergCement AG	899	83,874
HOCHTIEF AG	8,198	1,148,176
Infineon Technologies AG	59,961	1,042,081
KION Group AG	11,012	612,744
LANXESS AG	4,849	318,254
Linde AG	60,544	9,948,545
METRO AG	2,252	74,875
MorphoSys AGΔ*	20,344	1,043,990
Muenchener Rueckversicherungs- Gesellschaft AG	8,267	1,563,366
OSRAM Licht AG	36,686	1,924,125
Rheinmetall AG	22,294	1,499,596
RHOEN KLINIKUM AG	6,954	187,835
Rocket Internet SE 144AΔ*	51,093	1,029,142

	Shares	Value
RWE AG*	71,970	$895,098
Salzgitter AG	8,731	308,349
SAP SE	220,156	19,191,055
Siemens AG	7,556	929,010
Software AG	30,818	1,118,717
STADA Arzneimittel AG	44,923	2,325,878
Suedzucker AG	76,483	1,826,775
Talanx AG	7,358	246,072
thyssenKrupp AG	2,861	68,184
Vonovia SE	8,154	265,268
Zalando SE 144AΔ*	163,753	6,255,496

		100,931,570

Hong Kong — 2.5%
AIA Group, Ltd.	2,954,200	16,667,258
ASM Pacific Technology, Ltd.	3,100	32,841
Cheung Kong Property Holdings, Ltd.	45,000	275,937
China Mobile, Ltd.	429,000	4,547,527
CLP Holdings, Ltd.	8,500	78,100
Global Brands Group Holding, Ltd.*	3,366,924	447,215
Guangdong Investment, Ltd.	1,521,000	2,008,516
Hong Kong Exchanges and Clearing, Ltd.	127,907	3,021,802
Link REIT	41,000	266,478
New World Development Co., Ltd.	1,089,000	1,151,564
PCCW, Ltd.	62,000	33,581
Sino Land Co., Ltd.	564,000	845,145
Sun Hung Kai Properties, Ltd.	54,000	682,442
WH Group, Ltd. 144A	844,500	682,831
Wharf Holdings, Ltd. (The)	43,000	285,853
Wheelock & Co., Ltd.	129,000	726,140

		31,753,230

India — 0.6%
Housing Development Finance Corporation, Ltd.	96,395	1,793,256
Tata Consultancy Services, Ltd.	186,383	6,496,218

		8,289,474

Ireland — 0.7%
CRH PLC	262,951	9,170,973
DCC PLC	4,864	362,063

		9,533,036

Isle of Man (U.K.) — 0.0%
Paysafe Group PLC*	28,903	132,258

Italy — 2.4%
A2A SpA	2,576,749	3,336,282
Autogrill SpA	54,656	493,928
BPER Banca	296,925	1,581,550
Enel SpA	1,694,303	7,469,358
Eni SpA	818,365	13,326,708
FinecoBank Banca Fineco SpA	12,562	70,481
Intesa Sanpaolo SpA	431,132	1,100,998
Leonardo SpA*	87,654	1,230,872
Mediobanca SpA	39,724	324,280
Prysmian SpA	38,264	982,801
Recordati SpA	14,023	397,376
Unipol Gruppo Finanziario SpA	76,382	275,303

		30,589,937

See Notes to Financial Statements.	213

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Japan — 16.6%
Advantest Corporation	34,500	$580,928
Ajinomoto Co., Inc.	13,700	275,934
Alfresa Holdings Corporation	5,100	84,393
Amada Holdings Co., Ltd.	67,400	752,573
Aozora Bank, Ltd.	20,000	70,674
Asahi Kasei Corporation	37,000	322,751
Astellas Pharma, Inc.	431,700	5,996,705
Bandai Namco Holdings, Inc.	69,200	1,909,476
Brother Industries, Ltd.	42,300	763,300
Canon, Inc.	458,950	12,938,954
Chubu Electric Power Co., Inc.	28,700	401,002
Citizen Holdings Co., Ltd.	69,600	416,260
COOKPAD, Inc.Δ*	76,300	701,797
Daicel Corporation	22,000	242,824
Daiichi Sankyo Co., Ltd.	23,900	489,043
Daikin Industries, Ltd.	87,100	8,000,158
Daito Trust Construction Co., Ltd.	1,000	150,417
Daiwa House Industry Co., Ltd.	9,100	248,844
DeNA Co., Ltd.	4,800	104,892
Denso Corporation	166,400	7,208,412
Don Quijote Holdings Co., Ltd.	48,200	1,783,658
Fuji Electric Co., Ltd.	1,302,000	6,750,905
Fuji Heavy Industries, Ltd.	16,900	690,026
FUJIFILM Holdings Corporation	38,100	1,445,763
Fujitsu, Ltd.	178,000	989,185
Fukuoka Financial Group, Inc.	77,000	341,929
GungHo Online Entertainment, Inc.*	64,300	136,990
Haseko Corporation	102,700	1,044,794
Hitachi Chemical Co., Ltd.	59,600	1,490,574
Hitachi Construction Machinery Co., Ltd.	19,500	422,284
Hitachi High-Technologies Corporation	37,900	1,528,971
Hitachi Metals, Ltd.	17,500	237,176
Hitachi, Ltd.	874,000	4,726,143
Honda Motor Co., Ltd.	327,500	9,569,305
Hoya Corporation	271,700	11,416,631
Idemitsu Kosan Co., Ltd.	8,600	228,475
IHI CorporationΔ*	1,765,000	4,590,888
ITOCHU Corporation	34,600	459,458
Itochu Techno-Solutions Corporation	3,900	101,442
J. Front Retailing Co., Ltd.	15,700	211,572
Japan Real Estate Investment Corporation REIT	13	70,853
Japan Retail Fund Investment Corporation REIT	34	68,829
JTEKT Corporation	29,200	467,200
Kajima Corporation	66,000	456,847
Kaken Pharmaceutical Co., Ltd.	12,700	673,711
Kaneka Corporation	43,000	350,255
Konami Holdings Corporation	48,000	1,938,481
Konica Minolta, Inc.	77,900	773,834
Kyushu Financial Group, Inc.	21,500	145,878
Kyushu Railway Co.*	56,000	1,466,182
Lion Corporation	4,000	65,711
M3, Inc.	239,000	6,022,289

	Shares	Value
Matsumotokiyoshi Holdings Co., Ltd.	6,100	$300,629
Mazda Motor Corporation	62,000	1,014,280
Medipal Holdings Corporation	12,800	201,843
MEIJI Holdings Co., Ltd.	17,800	1,395,063
Mitsubishi Chemical Holdings Corporation	65,200	422,859
Mitsubishi Corporation	42,500	905,455
Mitsubishi Electric Corporation	438,800	6,117,858
Mitsubishi Estate Co., Ltd.	22,000	438,118
Mitsubishi Gas Chemical Co., Inc.	40,700	694,729
Mitsubishi Tanabe Pharma Corporation	10,900	213,850
Mitsubishi UFJ Financial Group, Inc.	189,600	1,168,342
Mitsui Chemicals, Inc.	518,000	2,326,845
Mitsui Fudosan Co., Ltd.	16,000	370,310
Mixi, Inc.	34,300	1,253,142
Mizuho Financial Group, Inc.	427,600	767,576
MS&AD Insurance Group Holdings, Inc.	61,800	1,916,263
Nexon Co., Ltd.	78,700	1,140,687
NHK Spring Co., Ltd.	7,300	69,580
Nippon Building Fund, Inc. REIT	15	83,037
Nippon Express Co., Ltd.	285,000	1,533,818
Nippon Shokubai Co., Ltd.	4,600	287,315
Nippon Telegraph & Telephone Corporation	30,000	1,260,834
Nitto Denko Corporation	5,300	406,723
NTN Corporation	162,000	655,624
NTT DOCOMO, Inc.	63,500	1,446,849
ORIX Corporation	65,100	1,015,978
Otsuka Corporation	1,500	70,075
Pigeon CorporationΔ	51,900	1,327,308
Rakuten, Inc.*	444,500	4,356,575
Resona Holdings, Inc.	374,000	1,918,400
Rohm Co., Ltd.	11,400	656,445
SBI Holdings, Inc.	94,000	1,195,961
Secom Co., Ltd.	117,700	8,608,339
Seiko Epson Corporation	11,400	241,412
Sekisui House, Ltd.	7,300	121,516
Shimamura Co., Ltd.	5,700	711,555
Shinsei Bank, Ltd.	37,000	62,049
Shionogi & Co., Ltd.	43,300	2,074,325
SMC Corporation	15,800	3,772,398
SoftBank Group Corporation	163,700	10,875,983
Sojitz Corporation	611,100	1,484,940
Sompo Japan Nipponkoa Holdings, Inc.	33,600	1,138,447
Square Enix Holdings Co., Ltd.	2,600	66,849
Sumitomo Chemical Co., Ltd.	128,000	608,924
Sumitomo Corporation	428,100	5,038,302
Sumitomo Dainippon Pharma Co., Ltd.	18,000	309,561
Sumitomo Electric Industries, Ltd.	74,000	1,067,816
Sumitomo Heavy Industries, Ltd.	169,000	1,088,830
Sumitomo Mitsui Financial Group, Inc.	44,100	1,682,875
Sumitomo Mitsui Trust Holdings, Inc.	15,600	558,330
Sumitomo Osaka Cement Co., Ltd.	687,000	2,592,231

214	See Notes to Financial Statements.

	Shares	Value
Sumitomo Realty & Development Co., Ltd.	6,000	$159,452
Suzuken Co., Ltd.	3,900	127,470
Suzuki Motor Corporation	8,600	302,720
Sysmex Corporation	28,700	1,662,451
Taisei Corporation	22,000	153,976
Takeda Pharmaceutical Co., Ltd.	201,500	8,335,850
TDK Corporation	9,600	660,398
Teijin, Ltd.	30,600	620,247
Terumo Corporation	13,200	487,341
Tokio Marine Holdings, Inc.	169,100	6,939,068
Tokyo Electric Power Co. Holdings, Inc.*	62,400	252,003
Tokyo Electron, Ltd.	39,300	3,713,955
Toshiba Corporation*	48,000	116,268
Tosoh Corporation	361,000	2,554,413
Toyota Boshoku Corporation	10,200	234,502
Toyota Motor Corporation	12,600	741,500
Trend Micro, Inc.*	78,200	2,780,073
Yamaha Corporation	21,500	656,727
Yamazaki Baking Co., Ltd.	24,800	479,131
Yokohama Rubber Co., Ltd. (The)	6,400	114,776

		212,454,950

Jersey — 1.1%
Experian PLC	211,909	4,110,629
Glencore PLC*	216,215	739,041
IWG PLC	23,138	70,148
Petrofac, Ltd.	20,938	224,238
Randgold Resources, Ltd.	1,392	110,050
Wolseley PLC	34,558	2,113,292
WPP PLC	288,455	6,455,770

		13,823,168

Luxembourg — 0.1%
APERAM SA	3,703	169,426
Subsea 7 SA*	74,786	946,587

		1,116,013

Netherlands — 8.0%
ABN AMRO Group NV CVA 144A	41,294	915,007
Aegon NV	936,684	5,154,828
Airbus Group SE	93,100	6,158,450
Akzo Nobel NV	5,215	326,027
ASM International NV	10,524	472,316
ASML Holding NV	99,975	11,223,746
CNH Industrial NVΔ	669,051	5,819,502
EXOR NV	55,618	2,399,235
Ferrari NV	89,442	5,206,575
Fiat Chrysler Automobiles NV*	1,310,900	11,957,040
Gemalto NVΔ	18,131	1,048,185
ING Groep NV	1,370,654	19,290,558
Koninklijke Ahold Delhaize NV	400,707	8,448,769
Koninklijke DSM NV	14,151	848,482
Koninklijke Philips NV	212,033	6,472,723
Koninklijke Vopak NV	3,682	173,930
Mobileye NVΔ*	45,997	1,753,406
NN Group NV	47,008	1,593,110
Randstad Holding NV	170,786	9,263,987
STMicroelectronics NV	174,244	1,980,921
Wolters Kluwer NV	47,417	1,718,029

		102,224,826

	Shares	Value
New Zealand — 0.0%
Spark New Zealand, Ltd.	131,259	$311,640
Nigeria — 0.0%
Afriland Properties PLC REIT+*	331,249	—

Norway — 0.2%
Leroy Seafood Group ASA	5,520	307,535
Marine Harvest ASA*	16,577	298,892
Salmar ASA	10,051	300,412
Schibsted ASA Class A	24,634	565,118
Schibsted ASA, B Shares	45,543	965,146
Yara International ASA	14,969	589,375

		3,026,478

Portugal — 0.1%
Jeronimo Martins SGPS SA	103,873	1,611,706

Singapore — 2.7%
Ascendas Real Estate Investment Trust REIT	1,953,500	3,062,145
CapitaLand Commercial Trust REIT	68,000	69,496
CapitaLand Mall Trust REIT	50,000	65,083
City Developments, Ltd.	27,900	159,522
ComfortDelGro Corporation, Ltd.	52,200	89,034
DBS Group Holdings, Ltd.	450,800	5,397,833
Jardine Cycle & Carriage, Ltd.	122,200	3,479,133
Sembcorp Industries, Ltd.	1,072,300	2,110,317
Singapore Airlines, Ltd.	33,900	226,367
Singapore Exchange, Ltd.	13,600	67,242
Singapore Technologies Engineering, Ltd.	23,600	52,638
Singapore Telecommunications, Ltd.	2,092,200	5,273,300
Suntec Real Estate Investment Trust REIT	59,600	67,907
United Overseas Bank, Ltd.	942,282	13,273,869
UOL Group, Ltd.	15,686	64,882
Wilmar International, Ltd.	91,900	227,822
Yangzijiang Shipbuilding Holdings, Ltd.	983,700	553,614

		34,240,204

South Korea — 1.0%
Celltrion, Inc.*	28,536	2,530,880
Hankook Tire Co., Ltd.*	58,968	2,834,926
NAVER Corporation*	4,266	2,731,851
Shinhan Financial Group Co., Ltd.*	117,786	4,417,115

		12,514,772

Spain — 4.9%
ACS Actividades de Construccion y Servicios SA	31,824	1,005,660
Amadeus IT Group SA	184,416	8,380,428
Banco Bilbao Vizcaya Argentaria SA	336,935	2,274,891
Banco de Sabadell SA	2,454,893	3,418,834
Banco Popular Espanol SAΔ	1,265,995	1,223,377
Banco Santander SA	838,830	4,378,785
Distribuidora Internacional de Alimentacion SA	212,751	1,044,741
Ebro Foods SA	278,736	5,840,376
Endesa SA	81,147	1,719,071

See Notes to Financial Statements.	215

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Gamesa Corporacion Tecnologica SA	40,326	$817,998
Iberdrola SAΔ	1,319,715	8,660,291
Industria de Diseno Textil SA	301,998	10,309,475
International Consolidated Airlines Group SA	343,735	1,867,747
Mapfre SA	168,187	513,424
Mediaset Espana Comunicacion SA	40,606	476,596
Repsol SA	284,701	4,021,861
Tecnicas Reunidas SA	4,935	202,417
Telefonica SA*	682,526	6,336,848

		62,492,820

Sweden — 3.5%
Alfa Laval AB	120,532	1,995,063
Atlas Copco AB, A Shares	242,229	7,378,059
BillerudKorsnas AB	22,550	378,696
Boliden AB	79,518	2,076,409
Electrolux AB, Series B	57,582	1,430,291
Elekta AB, B Shares	159,979	1,415,308
Hennes & Mauritz AB, B SharesΔ	190,728	5,304,862
Investor AB, B Shares	3,071	114,776
Kinnevik AB Class B	160,873	3,854,694
NCC AB, B Shares	7,492	185,355
Saab AB Class B	11,645	435,221
Skanska AB, B Shares	22,516	531,600
SSAB AB, A Shares*	123,306	468,018
Svenska Cellulosa AB SCA Class B	44,474	1,256,027
Svenska Handelsbanken AB, A Shares	382,622	5,316,877
Telefonaktiebolaget LM Ericsson, B Shares	798,926	4,691,518
Telia Co. ABΔ	2,108,955	8,497,765

		45,330,539

Switzerland — 9.0%
ABB, Ltd.*	615,976	12,993,386
ABB, Ltd. ADRΔ*	56,000	1,179,920
Actelion, Ltd.*	5,580	1,208,279
Adecco Group SA	20,900	1,367,951
Baloise Holding AG	3,839	483,692
Cie Financiere Richemont SA	57,280	3,794,104
Coca-Cola HBC AG*	29,201	636,979
Credit Suisse Group AG*	370,060	5,309,414
Galenica AG	736	830,466
Georg Fischer AG	369	302,215
Helvetia Holding AG	4,126	2,222,440
Lonza Group AG*	2,807	485,981
Nestle SA	220,840	15,842,445
Novartis AG	221,210	16,097,084
OC Oerlikon Corporation AGΔ*	41,700	409,506
Partners Group Holding AG	693	324,791
Roche Holding AG	62,322	14,235,586
Sika AG	79	379,523
Swiss Life Holding AG*	21,217	6,004,851
Swiss Re AG	23,277	2,205,863
Syngenta AG	25,583	10,112,106
Temenos Group AG*	6,239	434,396
UBS Group AG*	600,547	9,406,584
Zurich Insurance Group AG*	33,348	9,182,735

		115,450,297

	Shares	Value
Taiwan — 1.0%
Taiwan Semiconductor Manufacturing Co., Ltd. ADRΔ	374,299	$10,761,096
Teco Electric and Machinery Co., Ltd.	2,655,800	2,299,073

		13,060,169

Thailand — 0.2%
Bangkok Bank PCL	172,800	779,302
Charoen Pokphand Foods PCL	1,553,300	1,279,579

		2,058,881

Turkey — 0.0%
Türkiye Garanti Bankasi AS	—	—
Yapi ve Kredi Bankasi AS*	1	1

		1

United Kingdom — 14.6%
3i Group PLC	34,312	297,696
Aberdeen Asset Management PLC	88,155	279,538
Aggreko PLC	140,036	1,584,297
Amec Foster Wheeler PLC	621,046	3,597,293
Anglo American PLC*	9,868	141,072
ASOS PLC*	12,729	778,718
AstraZeneca PLC	4,245	232,151
BAE Systems PLC	146,857	1,070,542
Barclays PLC	644,878	1,775,874
Barratt Developments PLC	299,344	1,705,857
Bellway PLC	18,940	577,943
BP PLC	2,664,057	16,731,200
BP PLC ADRΔ	75,300	2,814,714
British Land Co. PLC (The) REIT	18,907	146,681
Britvic PLC	31,976	223,440
BT Group PLC	351,297	1,588,460
Close Brothers Group PLC	14,726	262,245
Cobham PLC	1,357,500	2,738,689
Coca-Cola European Partners PLC	121,400	3,811,960
Compass Group PLC	653,654	12,091,572
Dairy Crest Group PLCΔ	672,353	5,133,255
Dialog Semiconductor PLC*	47,865	2,023,724
Dixons Carphone PLC	110,130	481,281
DS Smith PLC	1,618,927	8,142,317
G4S PLC	1,849,548	5,356,580
GKN PLC	31,500	128,769
GlaxoSmithKline PLC	878,879	16,918,594
Hammerson PLC REIT	15,352	108,411
Howden Joinery Group PLC	21,396	101,203
HSBC Holdings PLC	192,408	1,557,674
Inchcape PLC	107,617	931,048
Indivior PLC	130,559	476,591
Intermediate Capital Group PLC	119,557	1,031,400
Investec PLC	69,711	460,490
ITV PLC	49,182	125,104
John Wood Group PLC	48,979	528,772
Jupiter Fund Management PLC	19,236	105,162
Kingfisher PLC	1,867,168	8,060,791
Land Securities Group PLC REIT	15,437	202,803
Lloyds Banking Group PLC	11,066,857	8,525,659
London Stock Exchange Group PLC	5,849	210,051

216	See Notes to Financial Statements.

	Shares	Value
Man Group PLC	1,215,510	$1,772,138
Marks & Spencer Group PLC	37,312	160,942
Micro Focus International PLC	7,478	200,815
Mondi PLC	79,051	1,623,067
National Grid PLC	766,376	8,987,740
Ocado Group PLCΔ*	253,031	823,562
Pearson PLC	491,984	4,962,766
Persimmon PLC	154,688	3,385,741
Reckitt Benckiser Group PLC	16,774	1,423,501
RELX PLC	20,897	373,170
Rio Tinto PLC	12,803	498,364
Rolls-Royce Holdings PLC*	1,394,816	11,482,793
Rolls-Royce Holdings PLC +*	70,368,178	86,722
Royal Dutch Shell PLC, A Shares	7,716	213,245
Royal Dutch Shell PLC, B Shares	475,556	13,796,289
Royal Mail PLC	339,525	1,933,579
Sage Group PLC (The)	119,939	968,179
Segro PLC REIT	14,592	82,381
Sports Direct International PLC*	32,259	110,761
Standard Chartered PLC*	169,927	1,389,706
Tate & Lyle PLC	113,253	987,485
Taylor Wimpey PLC	1,033,557	1,955,226
Tesco PLC*	3,388,417	8,637,867
Thomas Cook Group PLC*	90,156	96,887
Travis Perkins PLC	33,698	603,010
Unilever PLC	162,704	6,602,040
Vodafone Group PLC	109,280	269,153
WM Morrison Supermarkets PLC	151,673	431,231

		186,917,981

United States of America — 2.0%
Amazon.com, Inc.*	7,061	5,294,832
Illumina, Inc.*	44,670	5,719,547
MercadoLibre, Inc.	25,367	3,960,803
Tesla Motors, Inc.Δ*	23,093	4,934,743
Yum China Holdings, Inc.*	234,775	6,132,323

		26,042,248

Total Foreign Common Stocks (Cost $1,263,521,065)		1,264,913,198

FOREIGN PREFERRED STOCKS — 0.1%
Germany — 0.1%
Bayerische Motoren Werke AG
4.34%, 05/13/16	5,728	438,352
Porsche Automobil Holding SE
1.88%, 06/30/16	6,053	329,672

Total Foreign Preferred Stocks (Cost $1,040,239)		768,024

MONEY MARKET FUNDS — 6.5%
GuideStone Money Market Fund (Investor Class)¥	59,346,657	59,346,657
Northern Institutional Liquid Assets Portfolio§	23,851,659	23,851,659

Total Money Market Funds (Cost $83,198,316)		83,198,316

	Par	Value
U.S. TREASURY OBLIGATIONS — 0.2%
U.S. Treasury Bills
0.45%, 04/27/17Ω‡‡	$700,000	$698,809
0.60%, 06/22/17Ω‡‡	1,800,000	1,794,778

Total U.S. Treasury Obligations (Cost $2,493,972)		2,493,587

TOTAL INVESTMENTS — 105.4% (Cost $1,350,253,592)		1,351,373,125

	Shares
FOREIGN COMMON STOCKS SOLD SHORT — (4.9)%
Australia — (0.4)%
Alumina, Ltd.	(1,506,122)	(1,989,020)
AMP, Ltd.	(35,827)	(130,307)
Iluka Resources, Ltd.	(28,719)	(150,672)
Magellan Financial Group, Ltd.	(9,972)	(171,056)
Platinum Asset Management, Ltd.	(188,521)	(718,326)
REA Group, Ltd.	(12,598)	(502,116)
SEEK, Ltd.	(92,447)	(992,713)
TPG Telecom, Ltd.	(44,993)	(221,440)
Transurban Group	(35,716)	(265,993)

		(5,141,643)

Austria — 0.0%
ams AG	(2,435)	(69,107)

Belgium — 0.0%
Telenet Group Holding NV*	(4,342)	(240,963)

Finland — 0.0%
Nokia OYJ	(90,078)	(435,039)
Wartsila OYJ Abp	(3,380)	(151,854)

		(586,893)

France — (0.7)%
Aeroports de Paris	(2,910)	(311,836)
Bollore SA	(395,571)	(1,394,938)
Edenred	(135,109)	(2,678,770)
Electricite de France SA	(79,047)	(805,464)
Eutelsat Communications SA	(7,976)	(154,444)
Groupe Eurotunnel SE	(156,969)	(1,492,724)
Ingenico	(4,813)	(384,389)
SFR Group SA*	(24,265)	(685,309)
Zodiac Aerospace	(47,365)	(1,087,673)

		(8,995,547)

Germany — (0.2)%
Bayerische Motoren Werke AG	(1,688)	(157,698)
Bilfinger SE*	(8,370)	(322,252)
Deutsche Bank AG*	(22,434)	(407,363)
Fraport AG Frankfurt Airport Services Worldwide	(13,038)	(770,905)
MAN SE	(677)	(67,224)
Telefonica Deutschland Holding AG	(73,116)	(313,251)
United Internet AG*	(10,232)	(399,541)

		(2,438,234)

Italy — (0.4)%
Atlantia SpA	(15,834)	(371,023)
Azimut Holding SpA*	(66,282)	(1,106,584)
Banca Generali SpA	(16,174)	(385,801)
Banco Popolare SC	(84,716)	(204,393)

See Notes to Financial Statements.	217

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Luxottica Group SpA	(17,057)	$(917,506)
Salvatore Ferragamo SpA	(92,380)	(2,181,186)

		(5,166,493)

Japan — (1.1)%
Acom Co., Ltd.*	(110,500)	(483,127)
AEON Financial Service Co., Ltd.	(31,900)	(566,899)
Alps Electric Co., Ltd.	(32,800)	(793,093)
ASICS Corporation	(20,100)	(401,570)
Bank of Kyoto, Ltd. (The)	(173,000)	(1,284,826)
Calbee, Inc.	(6,100)	(191,025)
Chugoku Electric Power Co., Inc. (The)	(39,500)	(463,354)
Electric Power Development Co., Ltd.	(13,400)	(308,415)
Hokuriku Electric Power Co	(41,000)	(459,551)
Japan Post Holdings Co., Ltd.	(5,500)	(68,659)
Kakaku.com, Inc.	(25,300)	(418,654)
Keikyu Corporation	(33,000)	(382,588)
Kyushu Electric Power Co., Inc.	(158,200)	(1,716,343)
Mitsubishi Logistics Corporation	(5,000)	(70,717)
Nankai Electric Railway Co., Ltd.	(15,000)	(76,107)
NGK Spark Plug Co., Ltd.	(51,100)	(1,135,896)
Nippon Paint Holdings Co., Ltd.	(2,400)	(65,403)
Odakyu Electric Railway Co., Ltd.	(7,000)	(138,533)
Rakuten, Inc.*	(14,800)	(145,056)
Ricoh Co., Ltd.	(82,900)	(700,793)
Rinnai Corporation	(1,500)	(121,027)
Seven Bank, Ltd.	(220,000)	(630,588)
Shikoku Electric Power Co., Inc.*	(106,400)	(1,077,883)
Sony Financial Holdings, Inc.	(121,300)	(1,893,058)
Taiyo Nippon Sanso Corporation	(6,100)	(70,669)
Toyota Industries Corporation	(7,400)	(352,667)
Yakult Honsha Co., Ltd.	(5,400)	(250,421)
Yamaha Motor Co., Ltd.	(9,200)	(202,616)

		(14,469,538)

Luxembourg — (0.4)%
Eurofins Scientific SE	(780)	(332,534)
Millicom International Cellular SA SDR	(18,512)	(791,026)
SES SA	(7,964)	(175,421)
Tenaris SA	(181,862)	(3,248,698)

		(4,547,679)

Netherlands — (0.4)%
Altice NV Class A*	(131,755)	(2,611,578)
OCI NV*	(12,741)	(222,369)
Qiagen NV*	(27,636)	(776,151)
SBM Offshore NV	(139,000)	(2,182,346)

		(5,792,444)

	Shares	Value
Norway — (0.2)%
Schibsted ASA Class A	(66,706)	$(1,530,275)
Schibsted ASA, B Shares	(27,799)	(589,115)

		(2,119,390)

Papua New Guinea — (0.1)%
Oil Search, Ltd.	(160,338)	(829,628)

Spain — (0.3)%
Abertis Infraestructuras SA	(39,354)	(550,761)
Atresmedia Corporation de Medios de Comunicacion SA	(25,437)	(278,206)
Banco Popular Espanol SA	(1,411,988)	(1,364,455)
Cellnex Telecom SA 144A	(59,145)	(850,772)
Zardoya Otis SA	(75,431)	(637,604)

		(3,681,798)

Switzerland — (0.1)%
Chocoladefabriken Lindt & Spruengli AG	(58)	(300,452)
Cie Financiere Richemont SA	(3,644)	(241,371)
Credit Suisse Group AG*	(32,890)	(471,887)
Swatch Group AG (The)	(1,150)	(357,660)

		(1,371,370)

United Kingdom — (0.6)%
AA PLC	(21,923)	(74,867)
Aggreko PLC	(6,690)	(75,687)
Antofagasta PLC	(232,549)	(1,934,516)
BTG PLC*	(73,821)	(536,767)
Hargreaves Lansdown PLC	(93,972)	(1,404,797)
Hikma Pharmaceuticals PLC	(38,817)	(905,580)
Inmarsat PLC	(25,098)	(232,446)
Just Eat PLC*	(37,811)	(271,902)
Legal & General Group PLC	(25,609)	(78,144)
Pennon Group PLC	(38,684)	(394,268)
Prudential PLC	(3,824)	(76,700)
Rightmove PLC	(1,453)	(69,890)
Serco Group PLC*	(247,452)	(437,010)
St. James’s Place PLC	(25,601)	(319,926)
Standard Life PLC	(30,854)	(141,452)
United Utilities Group PLC	(36,454)	(404,785)

		(7,358,737)

Total Foreign Common Stocks Sold Short (Proceeds $(64,026,862))		(62,809,464)

FOREIGN PREFERRED STOCKS SOLD SHORT — (0.1)%
Germany — (0.1)%
Sartorius AG
0.53%, 06/13/16	(917)	(68,052)
Volkswagen AG
0.12%, 06/23/16	(6,651)	(933,610)

Total Foreign Preferred Stocks Sold Short (Proceeds $(904,569))		(1,001,662)

Liabilities in Excess of Other Assets — (0.4)%		(5,337,549)

NET ASSETS — 100.0%		$1,282,224,450

218	See Notes to Financial Statements.

Swap agreements outstanding at December 31, 2016:

Reference Obligation	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Total Return Swaps
MSCI Australia Index	03/15/17	GSC	AUD	1,376,979	$(21,020)	$—	$(21,020)
MSCI Netherlands Index	03/15/17	GSC	EUR	791,356	(7,939)	—	(7,939)
MSCI Spain Index	03/15/17	GSC	EUR	9,540,698	76,916	—	76,916
MSCI Sweden Index	03/15/17	GSC	SEK	103,452,739	204,795	—	204,795
MSCI Switzerland Index	03/15/17	GSC	CHF	2,962,598	(3,824)	—	(3,824)

Total Swap agreements outstanding at December 31, 2016					$248,928	$—	$248,928

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2016, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Foreign Common Stocks:
Australia	$ 29,393,756	$29,393,756	$—	$—
Austria	5,425,696	5,425,696	—	—
Belgium	4,079,933	4,079,933	—	—
Bermuda	5,040,161	5,040,161	—	—
Brazil	3,322,550	3,322,550	—	—
Canada	10,984,935	10,984,935	—	—
China	51,006,993	51,006,993	—	—
Colombia	1,232,610	1,232,610	—	—
Czech Republic	465,418	465,418	—	—
Denmark	17,524,445	17,524,445	—	—
Finland	3,943,687	3,943,687	—	—
France	118,586,816	118,586,816	—	—
Germany	100,931,570	100,931,570	—	—
Hong Kong	31,753,230	31,753,230	—	—
India	8,289,474	8,289,474	—	—
Ireland	9,533,036	9,533,036	—	—
Isle of Man (U.K.)	132,258	132,258	—	—
Italy	30,589,937	30,589,937	—	—
Japan	212,454,950	212,454,950	—	—
Jersey	13,823,168	13,823,168	—	—
Luxembourg	1,116,013	1,116,013	—	—
Netherlands	102,224,826	102,224,826	—	—
New Zealand	311,640	311,640	—	—
Nigeria	—	—	—	—
Norway	3,026,478	3,026,478	—	—
Portugal	1,611,706	1,611,706	—	—
Singapore	34,240,204	34,240,204	—	—
South Korea	12,514,772	—	12,514,772	—
Spain	62,492,820	62,492,820	—	—
Sweden	45,330,539	45,330,539	—	—
Switzerland	115,450,297	115,450,297	—	—
Taiwan	13,060,169	13,060,169	—	—
Thailand	2,058,881	2,058,881	—	—
Turkey	1	1	—	—
United Kingdom	186,917,981	186,831,259	—	86,722
United States of America	26,042,248	26,042,248	—	—
Foreign Preferred Stocks:
Germany	768,024	768,024	—	—
Money Market Funds	83,198,316	83,198,316	—	—
U.S. Treasury Obligations	2,493,587	—	2,493,587	—

Total Assets - Investments in Securities	$1,351,373,125	$1,336,278,044	$15,008,359	$86,722

See Notes to Financial Statements.	219

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Other Financial Instruments***
Futures Contracts	$597,154	$597,154	$—	$—
Swap Agreements	248,928	—	248,928	—

Total Assets - Other Financial Instruments	$846,082	$597,154	$248,928	$—

Liabilities:
Investments in Securities:
Foreign Common Stocks Sold Short:
Australia	$(5,141,643)	$(5,141,643)	$—	$—
Austria	(69,107)	(69,107)	—	—
Belgium	(240,963)	(240,963)	—	—
Finland	(586,893)	(586,893)	—	—
France	(8,995,547)	(8,995,547)	—	—
Germany	(2,438,234)	(2,438,234)	—	—
Italy	(5,166,493)	(5,166,493)	—	—
Japan	(14,469,538)	(14,469,538)	—	—
Luxembourg	(4,547,679)	(4,547,679)	—	—
Netherlands	(5,792,444)	(5,792,444)	—	—
Norway	(2,119,390)	(2,119,390)	—	—
Papua New Guinea	(829,628)	(829,628)	—	—
Spain	(3,681,798)	(3,681,798)	—	—
Switzerland	(1,371,370)	(1,371,370)	—	—
United Kingdom	(7,358,737)	(7,358,737)	—	—
Foreign Preferred Stocks Sold Short:
Germany	(1,001,662)	(1,001,662)	—	—

Total Liabilities - Investments in Securities	$(63,811,126)	$(63,811,126)	$—	$—

Other Financial Instruments***
Forward Foreign Currency Contracts	$(2,109,889)	$—	$(2,109,889)	$—

Total Liabilities - Other Financial Instruments	$(2,109,889)	$—	$(2,109,889)	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments (such as futures contracts and forwards contracts) and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the “Financial Futures Contracts” and “Forward Foreign Currency Contracts” disclosures in the Notes to Financial Statements and the “Swap agreements outstanding” disclosure on the preceding page(s), respectively.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2016.

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the year ended December 31, 2016.

220	See Notes to Financial Statements.

Emerging Markets Equity Fund (Unaudited)

Emerging markets stocks outperformed their developed markets counterparts during the year and benefitted from prospects of higher economic growth and attractive valuations. The MSCI Emerging Markets Index posted a loss of -4.16% for the fourth quarter but advanced 11.19% for the year. Countries with the strongest gains for 2016, with rallies in excess of 50%, included Brazil, Russia and Peru (some of the positive performance was due to currency fluctuations). Meanwhile, both Egypt and Greece experienced double digit losses in U.S. dollars. Countries with the larger gains were generally those that rely on commodity exports to drive their economies. Eight of 11 sectors were positive for the year. The energy and materials sectors were the best performers, while the healthcare and real estate sectors were the weakest performing sectors for 2016.

The Fund is actively managed and invests mainly in a diversified portfolio of stocks of foreign companies of any market capitalization located in emerging markets. The Investor Class of the Fund outperformed its benchmark, the MSCI Emerging Markets Index, for the one-year period ended December 31, 2016 (13.20% versus 11.19%). On a country basis, security selection in Russia, South Africa and South Korea contributed to benchmark-relative performance. Underweight exposure and security selection to China also positively impacted performance. On a sector basis, security selection to the industrials, financials and materials sectors contributed to benchmark-relative returns, while security selection to the real estate and consumer discretionary sectors detracted from benchmark-relative returns during the year.

Within the Fund, certain derivatives were utilized to express active views in currency and country selection. These derivative positions primarily included currency forward contracts, stock index futures and stock index future swaps. Overall, derivative exposure had a slight positive impact on Fund performance over the course of the year.

This Fund may be suitable to investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value and want to diversify their portfolio with emerging market stocks. The Fund invests in emerging market securities which involves certain risks such as currency volatility, political and social instability and reduced market liquidity. Medium and small companies have limited product lines, markets and financial resources, and their stocks historically have been more volatile and less liquid than large company stocks. To the extent that the investment adviser misjudges current market conditions, the Fund’s volatility may be amplified by its use of derivatives, and by its ability to select sub-advisers to allocate assets. Some derivatives may increase the risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the net asset value of the Fund generally to decline faster than it would otherwise. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns. It is possible to lose money by investing in the Fund.

At December 31, 2016, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
Financial Services	27.3
Technology	25.3
Consumer Discretionary	9.6
Consumer Staples	7.9
Energy	6.3
Money Market Funds	6.2
Materials & Processing	5.7
Foreign Preferred Stocks	3.1
Producer Durables	2.9
Healthcare	2.4
Utilities	1.9
U.S. Treasury Obligation	0.4

99.0

Emerging Markets Equity Fund (Unaudited)

Average Annual Total Returns as of 12/31/16
	Institutional Class*	Investor Class*	Benchmark**
One Year	13.46%	13.20%	11.19%
Since Inception	-4.66%	-4.88%	-3.32%
Inception Date	10/31/13	10/31/13
Total Fund Operating Expenses (May 1, 2016 Prospectus)(1)	1.33%	1.58%

(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund since October 31, 2013 (commencement of operations), with all dividends and capital gains reinvested, with the MSCI Emerging Markets Index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

EMERGING MARKETS EQUITY FUND SCHEDULE OF INVESTMENTS	December 31, 2016

	Shares	Value
FOREIGN COMMON STOCKS — 89.3%
Argentina — 0.2%
Banco Macro SA ADR	8,775	$564,671

Bermuda — 1.4%
Credicorp, Ltd.	21,287	3,360,366
GOME Electrical Appliances Holdings, Ltd.Δ	496,619	60,200
Kosmos Energy, Ltd.Δ*	81,500	571,315
Nine Dragons Paper Holdings, Ltd.	599,000	543,036

		4,534,917

Brazil — 4.8%
AES Tiete Energia SA	50,800	218,515
Banco Bradesco SA ADR	237,997	2,072,954
Banco do Brasil SA	31,900	275,316
Banco Santander Brasil SA ADRΔ	14,986	133,226
BB Seguridade Participacoes SA	23,700	206,074
BM&FBovespa SA	43,900	222,555
BTG Pactual Group	112,763	504,101
Cia de Saneamento Basico do Estado de Sao Paulo ADR	66,096	573,713
Cia Energetica de Minas Gerais ADR	17,035	38,840
Cielo SA	10,400	89,119
Cosan SA Industria e Comercio	3,200	37,509
CVC Brasil Operadora e Agencia de Viagens SA	42,600	310,204
EDP—Energias do Brasil SA	36,200	149,040
Engie Brasil Energia SA	102,900	1,106,554
Equatorial Energia SA	28,000	468,000
Hypermarcas SA	20,500	164,582
Itau Unibanco Holding SA ADR	309,859	3,185,350
JBS SA	245,100	858,494
Kroton Educacional SA	41,700	170,787
Linx SA	121,828	649,435
Lojas Renner SA	15,000	106,784
M Dias Branco SA	6,500	229,688
Odontoprev SA	247,200	956,991
Qualicorp SA	50,900	301,049
Rumo Logistica Operadora Multimodal SA*	506,810	956,098
Sul America SA	47,400	262,144
TOTVS SA	67,500	498,571
Ultrapar Participacoes SA	42,900	902,235
Ultrapar Participacoes SA ADRΔ	8,307	172,287
WEG SA	32,200	153,348

		15,973,563

British Virgin Islands — 0.2%
Lenta, Ltd. GDR*	72,040	590,728

Canada — 0.5%
First Quantum Minerals, Ltd.	145,899	1,450,677
Platinum Group Metals, Ltd.*	43,200	62,420

		1,513,097

Chile — 1.0%
Aguas Andinas SA Class A	213,053	110,926
Banco de Chile ADR	6,244	439,890
Banco Santander Chile ADRΔ	26,062	569,976
Cencosud SA	204,107	572,863

	Shares	Value
Embotelladora Andina SA ADR Class BΔ	41,089	$923,270
Empresas COPEC SA	4,886	46,821
Enel Generacion Chile SA ADRΔ	5,080	98,755
Enersis Americas SA ADRΔ	62,190	510,580
Enersis Chile SA ADR	19,629	89,312

		3,362,393

China — 11.6%
58.com, Inc. ADRΔ*	2,939	82,292
Agricultural Bank of China, Ltd. Class H	480,000	196,841
Air China, Ltd. Class H	284,679	181,722
Alibaba Group Holding, Ltd. ADRΔ*	68,250	5,993,032
Anhui Conch Cement Co., Ltd. Class H	780,000	2,122,380
Baidu, Inc. ADR*	9,329	1,533,781
Bank of China, Ltd. Class H	1,738,000	771,000
Bank of Communications Co., Ltd. Class H	558,000	403,686
Beijing Capital International Airport Co., Ltd. Class H	120,000	121,323
Belle International Holdings, Ltd.	970,000	545,387
China Cinda Asset Management Co., Ltd. Class H	1,764,000	639,221
China CITIC Bank Corporation, Ltd. Class H	867,000	551,204
China Communications Services Corporation, Ltd. Class H	1,080,000	688,013
China Construction Bank Corporation Class H	4,050,000	3,117,996
China Evergrande Group	359,000	223,608
China Galaxy Securities Co., Ltd. Class H	441,000	397,523
China Mengniu Dairy Co., Ltd.	1,088,000	2,096,166
China Petroleum & Chemical Corporation Class H	1,482,000	1,051,132
China Shenhua Energy Co., Ltd. Class H	333,500	627,906
China Telecom Corporation, Ltd. Class H	470,000	216,984
China Vanke Co., Ltd. Class H	97,700	223,005
Chongqing Rural Commercial Bank Co., Ltd. Class H	781,000	458,256
Country Garden Holdings Co., Ltd.	209,000	116,972
Ctrip.com International, Ltd. ADRΔ*	12,870	514,800
Dongfeng Motor Group Co., Ltd. Class H	43,545	42,509
Fuyao Glass Industry Group Co., Ltd. Class H 144A	239,200	741,861
Geely Automobile Holdings, Ltd.	1,205,000	1,151,467
Great Wall Motor Co., Ltd. Class H	680,000	634,883
Huaneng Renewables Corporation, Ltd. Class H	302,000	98,142
Industrial & Commercial Bank of China, Ltd. Class H	3,973,000	2,382,417
JD.com, Inc. ADR*	26,152	665,307

See Notes to Financial Statements.	223

EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
NetEase, Inc. ADR	3,057	$658,294
New Oriental Education & Technology Group, Inc. ADR*	5,104	214,878
People’s Insurance Co. Group of China, Ltd. (The) Class H	2,183,000	861,433
PetroChina Co., Ltd. Class H	146,000	108,825
PICC Property & Casualty Co., Ltd. Class H	62,000	96,584
Qinhuangdao Port Co., Ltd. Class H	280,500	64,387
Sina Corporation*	876	53,252
Sinopec Engineering Group Co., Ltd. Class H	285,000	237,791
Sinopec Shanghai Petrochemical Co., Ltd. Class H	1,428,000	773,435
Sinopharm Group Co., Ltd. Class H	74,588	307,317
Sinotrans, Ltd. Class H	1,142,000	509,552
Tencent Holdings, Ltd.	134,500	3,290,302
Tingyi Cayman Islands Holding CorporationΔ	1,980,000	2,407,815
Vipshop Holdings, Ltd. ADR*	15,338	168,871
Weichai Power Co., Ltd. Class H	120,000	184,770
Zhuzhou CRRC Times Electric Co., Ltd. Class H	30,000	152,234
Zijin Mining Group Co., Ltd. Class H	320,000	103,166

		38,783,722

Colombia — 0.3%
Bancolombia SA	76,606	643,572
Bancolombia SA ADRΔ	10,824	397,024

		1,040,596

Cyprus — 0.1%
Global Ports Investments PLC GDR*	49,037	196,148

Egypt — 0.2%
Arabian Food Industries Co. DOMTY GDR*	17,026	35,754
Edita Food Industries SAE	315,401	252,425
Edita Food Industries SAE GDR	15,770	63,107
ElSewedy Electric Co.	77,900	318,604

		669,890

Hong Kong — 6.0%
AIA Group, Ltd.	889,958	5,021,041
China Everbright International, Ltd.	64,000	72,546
China Merchants Port Holdings International Co., Ltd.	30,000	74,434
China Mobile, Ltd.	629,000	6,667,587
China Overseas Land & Investment, Ltd.	1,340,000	3,551,099
China Resources Land, Ltd.	204,000	458,799
China Resources Power Holdings Co., Ltd.	44,000	69,905
CNOOC, Ltd.	1,182,000	1,478,548
Sino Biopharmaceutical, Ltd.	95,620	67,327
WH Group, Ltd. 144A	3,112,500	2,516,652

		19,977,938

	Shares	Value
Hungary — 0.4%
OTP Bank PLC	52,327	$1,496,140

India — 7.7%
Aurobindo Pharma, Ltd.	5,813	57,325
Axis Bank, Ltd.	604,710	4,008,976
Bharat Petroleum Corporation, Ltd.	99,935	935,740
Dabur India, Ltd.	244,225	1,000,901
Divi’s Laboratories, Ltd.	17,122	197,709
Dr. Reddy’s Laboratories, Ltd.	3,448	155,477
Eicher Motors, Ltd.	173	55,576
GAIL India, Ltd.	35,319	228,556
Godrej Consumer Products, Ltd.	2,851	63,428
HCL Technologies, Ltd.	25,081	305,965
HDFC Bank, Ltd.+	71,577	1,393,152
Hero MotoCorp, Ltd.	21,035	943,321
Hindalco Industries, Ltd.	148,650	339,593
Hindustan Unilever, Ltd.	10,196	124,141
Housing Development Finance Corporation, Ltd.	14,437	268,575
Indiabulls Housing Finance, Ltd.	12,789	122,529
Infosys, Ltd.	128,543	1,914,035
Infosys, Ltd. ADRΔ	132,500	1,964,975
JSW Steel, Ltd.	7,893	189,271
Kotak Mahindra Bank, Ltd.	440,160	4,667,499
Marico, Ltd.	151,772	582,423
Nestle India, Ltd.	362	32,154
NTPC, Ltd.	31,287	75,947
Oil & Natural Gas Corporation, Ltd.	296,578	836,160
Power Finance Corporation, Ltd.	368,464	662,063
Reliance Industries, Ltd.	10,334	164,808
Tata Consultancy Services, Ltd.	115,794	4,035,899
Tata Motors, Ltd. ADR	10,261	352,876
Tata Steel, Ltd.	11,878	68,473
Tech Mahindra, Ltd.	21,768	156,805
Wipro, Ltd.	10,702	74,813

		25,979,165

Indonesia — 1.8%
PT Adaro Energy Tbk	3,127,200	393,439
PT Bank Central Asia Tbk	2,251,600	2,590,447
PT Bank Mandiri Persero Tbk	156,900	134,802
PT Bank Negara Indonesia Persero Tbk	737,100	302,281
PT Bank Rakyat Indonesia Persero Tbk	427,700	370,636
PT Indofood CBP Sukses Makmur Tbk	257,800	164,085
PT Indofood Sukses Makmur Tbk	729,935	429,373
PT Matahari Department Store Tbk	64,383	72,280
PT Semen Indonesia Persero Tbk	276,900	188,574
PT Telekomunikasi Indonesia Persero Tbk	1,627,400	480,761
PT Telekomunikasi Indonesia Persero Tbk ADRΔ	10,592	308,863
PT Unilever Indonesia Tbk	27,470	79,112
PT United Tractors Tbk	417,969	659,257

		6,173,910

224	See Notes to Financial Statements.

	Shares	Value
Isle of Man (U.K.) — 0.1%
New Europe Property Investments PLC	15,777	$182,655

Jersey — 0.0%
West China Cement, Ltd.*	1,414,000	158,641

Kenya — 0.5%
Equity Group Holdings, Ltd.	3,054,447	894,246
Safaricom, Ltd.	3,473,870	649,211

		1,543,457

Luxembourg — 0.3%
Ternium SA ADR	40,719	983,364

Malaysia — 1.5%
AirAsia Bhd	2,005,900	1,023,966
Axiata Group Bhd	20,445	21,511
CIMB Group Holdings Bhd	115,300	115,917
Hong Leong Bank Bhd	25,900	77,943
IHH Healthcare Bhd	34,961	49,488
IJM Corporation Bhd	37,900	27,035
Kuala Lumpur Kepong Bhd	6,700	35,845
Malayan Banking Bhd	198,600	363,023
MISC Bhd	73,067	119,715
Petronas Chemicals Group Bhd	202,600	315,236
Petronas Gas Bhd	7,800	37,035
Public Bank Bhd	161,100	708,179
Tenaga Nasional Bhd	396,200	1,227,637
Westports Holdings Bhd	787,100	754,465
YTL Corporation Bhd	412,300	142,458

		5,019,453

Mexico — 3.3%
America Movil SAB de CV ADR Class L	105,188	1,322,213
America Movil SAB de CV, Series L	2,012,645	1,264,114
Arca Continental SAB de CV	25,888	134,675
Cemex SAB de CV ADR*	21,592	173,384
Fibra Uno Administracion SA de CV REIT	181,600	277,529
Gruma SAB de CV Class B	52,505	667,151
Grupo Bimbo SAB de CV Series A	33,400	75,534
Grupo Financiero Banorte SAB de CV Class O	655,987	3,230,941
Grupo Financiero Inbursa SAB de CV Class OΔ	432,000	654,784
Grupo Lala SAB de CV	16,800	24,434
Grupo Mexico SAB de CV Series B	426,700	1,158,676
Industrias Penoles SAB de CV	13,714	254,233
Kimberly-Clark de Mexico SAB de CV Class A	108,534	195,448
Megacable Holdings SAB de CV	279,200	942,131
OHL Mexico SAB de CV	82,051	80,706
Telesites SAB de CVΔ*	464,916	252,535
Wal-Mart de Mexico SAB de CV	232,982	416,969

		11,125,457

Morocco & Antilles — 0.2%
Attijariwafa Bank	17,539	714,818

Nigeria — 0.5%
FCMB Group PLC	12,000,000	41,907

	Shares	Value
Guaranty Trust Bank PLC	17,349,626	$1,360,517
Nestle Nigeria PLC	147,659	379,719

		1,782,143

Philippines — 1.4%
Ayala Corporation	4,130	60,635
Ayala Land, Inc.	46,600	29,940
Bank of the Philippine Islands	491,523	877,993
BDO Unibank, Inc.	33,230	74,882
Globe Telecom, Inc.	8,360	253,517
JG Summit Holdings, Inc.	171,460	233,010
Jollibee Foods Corporation	10,680	41,605
Metro Pacific Investments Corporation	859,000	114,968
SM Prime Holdings, Inc.	56,100	31,940
Universal Robina Corporation	867,610	2,849,841

		4,568,331

Poland — 0.6%
Alior Bank SA*	3,521	45,596
Bank Pekao SA	1,932	58,080
Eurocash SA	89,302	839,530
KGHM Polska Miedz SA	13,056	288,535
PGE Polska Grupa Energetyczna SA	116,791	291,653
Polskie Gornictwo Naftowe i Gazownictwo SA	346,404	466,050
Powszechna Kasa Oszczednosci Bank Polski SA*	13,952	93,821
Tauron Polska Energia SA*	127,827	87,058

		2,170,323

Portugal — 0.6%
Jeronimo Martins SGPS SA	137,850	2,138,897

Russia — 4.6%
Gazprom PJSC ADR	213,336	1,085,880
Lukoil PJSC ADR	14,861	833,999
Mobile Telesystems PJSC ADR	35,323	321,793
Novatek OJSC GDR	43,475	5,642,831
Rosneft Oil Co. PJSC GDR	27,856	183,808
Sberbank of Russia PJSC ADRΔ	402,289	4,658,507
Severstal PJSC GDR	50,593	780,893
Sistema JSFC GDR	68,805	619,245
Surgutneftegas OJSC ADR	42,924	214,620
Tatneft PJSC ADR	27,728	1,155,980

		15,497,556

South Africa — 6.7%
African Bank Investments, Ltd.+*	642,081	—
Anglo American Platinum, Ltd.*	25,481	490,575
AngloGold Ashanti, Ltd. ADRΔ*	42,354	445,141
Aspen Pharmacare Holdings, Ltd.	145,267	2,999,532
Barclays Africa Group, Ltd.	66,041	811,174
Bid Corporation, Ltd.	171,270	3,057,201
Bidvest Group, Ltd. (The)	155,279	2,049,281
Discovery, Ltd.	105,466	879,283
Exxaro Resources, Ltd.	22,755	148,290
Gold Fields, Ltd. ADR	65,185	196,207
Growthpoint Properties, Ltd. REIT	170,095	320,652
Hyprop Investments, Ltd. REIT	4,255	36,345

See Notes to Financial Statements.	225

EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Imperial Holdings, Ltd.	23,724	$315,151
Investec, Ltd.	40,192	265,581
Liberty Holdings, Ltd.	3,539	28,603
MMI Holdings, Ltd.	39,965	68,647
Mondi, Ltd.	3,660	74,616
Naspers, Ltd. N Shares	39,242	5,754,941
Nedbank Group, Ltd.	7,803	135,297
Pick n Pay Stores, Ltd.	213,636	991,199
Redefine Properties, Ltd. REIT	190,199	154,971
Remgro, Ltd.	16,075	261,074
Resilient, Ltd. REIT	12,543	104,490
RMB Holdings, Ltd.	13,838	66,904
Sappi, Ltd.*	3,975	26,035
Sasol, Ltd.	1,827	53,066
Sibanye Gold, Ltd.	61,294	113,316
Sibanye Gold, Ltd. ADRΔ	9,533	67,303
SPAR Group, Ltd. (The)	6,922	100,087
Standard Bank Group, Ltd.	166,097	1,835,276
Telkom SA SOC, Ltd.	119,825	645,552
Tiger Brands, Ltd.	1,149	33,283
Woolworths Holdings, Ltd.	6,496	33,592

		22,562,665

South Korea — 12.4%
AMOREPACIFIC Group*	668	73,417
Daelim Industrial Co., Ltd.*	1,900	136,764
DGB Financial Group, Inc.*	2,199	17,769
Doosan Heavy Industries & Construction Co., Ltd.*	12,980	291,611
E-MART, Inc.*	4,596	695,958
Hana Financial Group, Inc.	13,672	352,875
Hanwha Chemical Corporation*	38,907	793,121
Hanwha Corporation*	24,189	700,814
Hanwha Life Insurance Co., Ltd.*	28,108	151,855
Hyundai Department Store Co., Ltd.*	836	75,470
Hyundai Development Co-Engineering & Construction*	21,775	808,970
Hyundai Engineering & Construction Co., Ltd.*	16,032	567,137
Hyundai Glovis Co., Ltd.*	2,031	259,486
Hyundai Marine & Fire Insurance Co., Ltd.*	794	20,668
Hyundai Mobis Co., Ltd.*	3,492	762,385
KB Financial Group, Inc.*	19,712	696,612
Kia Motors Corporation*	24,943	809,566
KIWOOM Securities Co., Ltd.*	7,364	438,016
Korea Electric Power Corporation*	17,893	652,702
Korea Zinc Co., Ltd.*	680	267,477
Korean Air Lines Co., Ltd.*	1,841	41,544
KT Corporation ADRΔ*	9,472	133,461
LG Chem, Ltd.*	2,152	464,072
LG Corporation*	9,562	474,736
LG Uplus Corporation*	20,696	196,155
Lotte Chemical Corporation*	4,078	1,242,735
NAVER Corporation*	2,635	1,687,395
POSCO	3,204	680,256
Posco Daewoo Corporation*	21,265	474,686
Samsung Electronics Co., Ltd.	9,014	13,415,654
Samsung Fire & Marine
Insurance Co., Ltd.*	24,766	5,502,914
Samsung SDI Co., Ltd.*	6,737	606,487

	Shares	Value
Shinhan Financial Group Co., Ltd.*	119,466	$4,480,116
Shinsegae, Inc.*	756	110,084
SK Hynix, Inc.*	38,475	1,415,730
SK Innovation Co., Ltd.*	8,352	1,010,743
SK Networks Co., Ltd.*	49,414	282,779
SK Telecom Co., Ltd.	3,219	596,613
Woori Bank*	9,468	99,781

		41,488,614

Switzerland — 1.3%
Cie Financiere Richemont SA	42,367	2,806,299
Coca-Cola HBC AG*	77,495	1,690,445

		4,496,744

Taiwan — 9.1%
Acer, Inc.*	57,000	23,169
Casetek Holdings, Ltd.	63,000	167,914
Cathay Financial Holding Co., Ltd.	75,185	112,443
China Airlines, Ltd.	294,902	85,097
China Life Insurance Co., Ltd.	869,820	864,989
Chunghwa Telecom Co., Ltd.	12,000	37,792
Compal Electronics, Inc.	887,000	507,777
CTBC Financial Holding Co., Ltd.	1,303,173	713,674
E.Sun Financial Holding Co., Ltd.	123,000	70,032
Eva Airways Corporation	54,880	24,861
Feng TAY Enterprise Co., Ltd.	27,480	102,744
First Financial Holding Co., Ltd.	423,225	225,867
Foxconn Technology Co., Ltd.	151,152	400,052
Fubon Financial Holding Co., Ltd.	264,000	417,760
Hon Hai Precision Industry Co., Ltd.	895,778	2,340,268
Innolux Corporation	252,651	90,935
Inventec Corporation	252,000	172,801
Lite-On Technology Corporation	177,883	268,240
MediaTek, Inc.	406,000	2,727,326
Mega Financial Holding Co, Ltd.	203,000	144,870
Novatek Microelectronics Corporation	114,000	376,710
Pegatron Corporation	214,089	511,491
Phison Electronics Corporation	64,000	507,369
Pou Chen Corporation	702,000	875,621
Powertech Technology, Inc.	472,000	1,274,132
Quanta Computer, Inc.	46,000	86,065
Realtek Semiconductor Corporation	226,000	715,256
Siliconware Precision Industries Co., Ltd.	64,920	96,386
Taiwan Fertilizer Co., Ltd.	146,000	181,883
Taiwan Semiconductor Manufacturing Co., Ltd.	1,716,000	9,663,781
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	197,935	5,690,631
Teco Electric and Machinery Co., Ltd.	59,000	51,075
Uni-President Enterprises Corporation	248,000	410,909
Wistron Corporation	921,200	713,145

		30,653,065

226	See Notes to Financial Statements.

Shares		Value
Thailand — 4.1%
Bangkok Bank PCL NVDR	37,100	$165,243
Bangkok Dusit Medical Services PCLΔ	4,143,200	2,672,622
Central Pattana PCL	2,274,800	3,604,946
Charoen Pokphand Foods PCL NVDR	1,165,300	959,952
CP ALL PCL	1,286,700	2,245,675
Home Product Center PCL NVDR	315,300	89,808
Krung Thai Bank PCL NVDR	256,435	126,748
PTT Exploration & Production PCL NVDR	251,200	675,165
PTT Global Chemical PCL NVDR	303,254	533,503
Robinson Department Store PCL	416,700	738,902
Siam Cement PCL (The) NVDRΔ	6,070	84,074
Siam Commercial Bank PCL (The) NVDR	4,700	20,015
Thai Oil PCL NVDR	425,362	858,195
Thai Union Group PCL NVDR	1,807,000	1,059,661

		13,834,509

Turkey — 1.7%
Akbank TAS	55,117	122,208
Arcelik AS	77,747	467,333
BIM Birlesik Magazalar AS	3,656	50,794
Coca-Cola Icecek AS	46,316	434,676
Eregli Demir ve Celik Fabrikalari TAS	166,247	242,283
Petkim Petrokimya Holding AS	104,098	109,207
Tupras Turkiye Petrol Rafinerileri AS	9,605	192,677
Türkiye Garanti Bankasi AS	1,289,233	2,785,436
Türkiye Halk Bankasi AS	31,528	83,493
Ulker Biskuvi Sanayi AS	114,163	523,087
Yapi ve Kredi Bankasi AS*	736,764	716,522

		5,727,716

United Kingdom — 2.6%
Anglo American PLC*	135,617	1,930,004
Hikma Pharmaceuticals PLCΔ	51,267	1,196,032
Liberty Global PLC LiLAC Class AΔ*	63,843	1,401,992
Liberty Global PLC LiLAC Class C*	73,133	1,548,226
Mediclinic International PLC	24,165	229,612
Tullow Oil PLC*	598,394	2,306,053

		8,611,919

United States of America — 1.6%
Cognizant Technology Solutions Corporation Class A*	69,000	3,866,070
FirstCash, Inc.	16,400	770,800
PriceSmart, Inc.Δ	1,300	108,550
Southern Copper CorporationΔ	4,037	128,942
Yum China Holdings, Inc.*	14,541	379,811

		5,254,173

Total Foreign Common Stocks (Cost $314,631,179)		299,371,378

Shares		Value
FOREIGN PREFERRED STOCKS — 3.1%
Brazil — 2.0%
Braskem SA Class A
3.51%, 10/04/16	75,600	$795,557
Centrais Eletricas Brasileiras SA Class B
0.10%, 05/04/15*	17,000	135,229
Cia Brasileira de Distribuicao ADR
0.10%, 04/28/16Δ	21,218	351,158
Cia Brasileira de Distribuicao
0.11%, 04/28/16	54,600	918,472
Itau Unibanco Holding SA
0.51%, 12/01/16	58,707	610,573
Itausa-Investimentos Itau SA
0.69%, 12/01/16	977,932	2,487,872
Petroleo Brasileiro SA
1.00%, 4/03/14*	129,600	592,114
Vale SA
0.67%, 12/02/16	88,100	631,780

		6,522,755

Chile — 0.0%
Embotelladora Andina SA Class A
2.33%, 10/24/16	16,611	56,768
Embotelladora Andina SA Class B
2.48%, 10/24/16	1,770	6,583

		63,351

South Korea — 1.1%
Samsung Electronics Co., Ltd.
1.49%, 06/29/16	2,991	3,541,451
Samsung Fire & Marine Insurance Co., Ltd.
2.86%, 12/29/15*	1,572	236,710

		3,778,161

Total Foreign Preferred Stocks (Cost $10,816,553)		10,364,267

MONEY MARKET FUNDS — 6.2%
GuideStone Money Market Fund (Investor Class)¥	13,793,115	13,793,115
Northern Institutional Liquid Assets Portfolio§	6,870,752	6,870,752

Total Money Market Funds (Cost $20,663,867)		20,663,867

	Par
U.S. TREASURY OBLIGATION — 0.4%
U.S. Treasury Bill 0.60%, 06/22/17Ω‡‡ (Cost $1,296,364)	$1,300,000	1,296,228

TOTAL INVESTMENTS — 99.0% (Cost $347,407,963)		331,695,740
Other Assets in Excess of Liabilities — 1.0%		3,491,840

NET ASSETS — 100.0%		$335,187,580

See Notes to Financial Statements.	227

EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

Swap agreements outstanding at December 31, 2016:

Reference Obligation	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Total Return Swaps
MSCI Brazil Index	03/15/17	GSC	BRL	286,639	$(2,773)	$—	$(2,773)
MSCI Poland Index	03/15/17	GSC	PLN	302,831	(837)	—	(837)
MSCI South Africa Index	03/15/17	GSC	ZAR	18,822,822	(48,121)	—	(48,121)

Total Swap agreements outstanding at December 31, 2016					$(51,731)	$—	$(51,731)

228	See Notes to Financial Statements.

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2016, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Foreign Common Stocks:
Argentina	$564,671	$564,671	$—	$—
Bermuda	4,534,917	4,534,917	—	—
Brazil	15,973,563	15,973,563	—	—
British Virgin Islands	590,728	590,728	—	—
Canada	1,513,097	1,513,097	—	—
Chile	3,362,393	3,362,393	—	—
China	38,783,722	38,783,722	—	—
Colombia	1,040,596	1,040,596	—	—
Cyprus	196,148	196,148	—	—
Egypt	669,890	669,890	—	—
Hong Kong	19,977,938	19,977,938	—	—
Hungary	1,496,140	1,496,140	—	—
India	25,979,165	24,586,013	—	1,393,152
Indonesia	6,173,910	6,173,910	—	—
Isle of Man (U.K.)	182,655	182,655	—	—
Jersey	158,641	158,641	—	—
Kenya	1,543,457	1,543,457	—	—
Luxembourg	983,364	983,364	—	—
Malaysia	5,019,453	5,019,453	—	—
Mexico	11,125,457	11,125,457	—	—
Morocco & Antilles	714,818	714,818	—	—
Nigeria	1,782,143	1,782,143	—	—
Philippines	4,568,331	877,993	3,690,338	—
Poland	2,170,323	2,170,323	—	—
Portugal	2,138,897	2,138,897	—	—
Russia	15,497,556	15,497,556	—	—
South Africa	22,562,665	22,562,665	—	—
South Korea	41,488,614	133,461	41,355,153	—
Switzerland	4,496,744	4,496,744	—	—
Taiwan	30,653,065	30,653,065	—	—
Thailand	13,834,509	13,834,509	—	—
Turkey	5,727,716	5,727,716	—	—
United Kingdom	8,611,919	8,611,919	—	—
United States of America	5,254,173	5,254,173	—	—
Foreign Preferred Stocks:
Brazil	6,522,755	6,522,755	—	—
Chile	63,351	63,351	—	—
South Korea	3,778,161	—	3,778,161	—
Money Market Funds	20,663,867	20,663,867	—	—
U.S. Treasury Obligation	1,296,228	—	1,296,228	—

Total Assets—Investments in Securities	$331,695,740	$280,182,708	$50,119,880	$1,393,152

Other Financial Instruments***
Forward Foreign Currency Contracts	$933,171	$—	$933,171	$—
Futures Contracts	179,238	179,238	—	—

Total Assets—Other Financial Instruments	$1,112,409	$179,238	$933,171	$—

Liabilities:
Other Financial Instruments***
Swap Agreements	$(51,731)	$—	$(51,731)	$—

Total Liabilities—Other Financial Instruments	$(51,731)	$—	$(51,731)	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments (such as futures contracts and forwards contracts) and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the “Financial Futures Contracts” and “Forward Foreign Currency Contracts” disclosures in the Notes to Financial Statements and the “Swap agreements outstanding” disclosure on the preceding page(s), respectively.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2016.

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the year ended December 31, 2016.

See Notes to Financial Statements.	229

STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2016

	Defensive Market Strategies Fund	Equity Index Fund
Assets
Investments in securities of unaffiliated issuers, at value	$830,727,822	$722,702,228
Investments in securities of affiliated issuers, at value	29,868,692	23,274,030

Total investments, at value (1)(2)	860,596,514	745,976,258
Cash	1,334,742	403,078
Cash collateral for derivatives	—	—
Deposits with broker	5,441	—
Foreign currency(3)	34,053	—
Receivables:
Dividends and reclaims	915,031	771,480
Interest	1,228,489	—
Securities lending	42,128	10,506
Receivable from advisor	—	—
Investment securities sold	2,275,875	—
Fund shares sold	498,885	544,716
Variation margin on financial futures contracts	—	—
Unrealized appreciation on foreign currency exchange contracts	433	—
Unrealized appreciation on swap agreements	—	—
Prepaid expenses and other assets	60,850	26,145

Total Assets	866,992,441	747,732,183

Liabilities
Foreign currency overdraft(3)	—	—
Securities sold short, at value (4)	—	—
Options written, at value (5)	705,781	—
Unrealized depreciation on foreign currency exchange contracts	81,772	—
Unrealized depreciation on swap agreements	—	—
Collateral held for securities on loan, at value	39,313,038	5,051,715
Collateral held for derivatives	—	—
Collateral held for securities sold short	—	—
Payables:
Investment securities purchased	2,988,236	—
Dividends on short sales	—	—
Fund shares redeemed	47,598	83,581
Variation margin on financial futures contracts	54,735	96,120
Securities lending	6,317	1,574
Foreign capital gains taxes	—	—
Accrued expenses:
Investment advisory fees	430,590	54,553
Shareholder servicing fees	57,541	81,369
Other expenses	70,690	163,664

Total Liabilities	43,756,298	5,532,576

Net Assets	$823,236,143	$742,199,607

Net Assets Consist of:
Paid-in-capital	$753,318,265	$543,532,343
Accumulated (distributions in excess of) net investment income (loss)	605,946	71,855
Undistributed (accumulated) net realized gain (loss) on investments, foreign currency and derivative transactions	3,401,567	(4,438,507)
Net unrealized appreciation (depreciation) on investments, foreign currency and derivative transactions	65,910,365	203,033,916

Net Assets	$823,236,143	$742,199,607

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$547,132,469	$355,403,328

Institutional shares outstanding	45,972,753	14,398,039

Net asset value, offering and redemption price per Institutional share	$11.90	$24.68

Net assets applicable to the Investor Class	$276,103,674	$386,796,279

Investor shares outstanding	23,186,457	15,657,725

Net asset value, offering and redemption price per Investor share	$11.91	$24.70

(1) Investments in securities of unaffiliated issuers, at cost	$764,723,307	$519,539,597
Investments in securities of affiliated issuers, at cost	29,868,692	23,274,030

Total investments, at cost	$794,591,999	$542,813,627

(2) Includes securities loaned of:	$46,608,710	$26,746,836

(3) Foreign currency, at cost	$41,827	$—

(4) Proceeds from securities sold short	$—	$—

(5) Premiums received on options written	$744,676	$—

(6) Net of $(11,681) and $(71,014) accrued foreign capital gains taxes on appreciated securities for International Equity Fund and Emerging Markets Equity Fund, respectively

230	See Notes to Financial Statements.

Value Equity Fund	Growth Equity Fund	Small Cap Equity Fund	International Equity Index Fund	International Equity Fund	Emerging Markets Equity Fund

$1,288,379,329	$1,276,652,267	$568,799,790	$128,027,225	$1,292,026,468	$317,902,625
30,846,106	54,388,015	23,247,942	6,944,453	59,346,657	13,793,115

1,319,225,435	1,331,040,282	592,047,732	134,971,678	1,351,373,125	331,695,740
96,101	737	1,083,736	349,983	390,000	8,332,443
—	—	—	—	3,341,568	240,268
—	—	—	—	9,542,134	—
—	—	1	3,539	7,138,433	1,099,184

1,818,673	452,631	785,386	279,811	5,939,460	917,298
—	—	—	—	—	—
29,628	122,043	62,578	3,227	70,114	8,415
	—	—	37,299	—	—
563,131	343,308	673,985	42,386	8,947,867	11,958,802
276,159	98,179	318,649	33	167,151	287,638
—	—	—	24,118	958,898	232,981
—	—	—	—	908,668	1,354,959
—	—	—	—	281,711	—
31,919	33,148	21,676	6,883	31,295	27,805

1,322,041,046	1,332,090,328	594,993,743	135,718,957	1,389,090,424	356,155,533

—	—	—	—	343,178	—
—	—	—	—	63,811,126	—
—	—	—	—	—	—
—	—	—	—	3,018,557	421,788
—	—	—	—	32,783	51,731
28,320,677	14,082,344	60,252,614	2,545,642	23,851,659	6,870,752
—	—	—	—	110,000	1,080,000
—	—	—	—	5,145,397	—

1,607,094	1,608,612	1,408,817	—	9,131,969	11,879,093
—	—	—	—	81,386	—
193,639	460,225	61,729	278	66,868	504
134,398	218,050	106,590	—	183,700	260,068
4,442	18,305	9,375	484	10,516	1,261
—	—	—	—	11,866	71,226

597,666	799,673	412,136	—	782,451	282,173
78,469	91,094	55,937	—	55,198	9,388
82,758	71,907	65,202	151,396	229,320	39,969

31,019,143	17,350,210	62,372,400	2,697,800	106,865,974	20,967,953

$1,291,021,903	$1,314,740,118	$532,621,343	$133,021,157	$1,282,224,450	$335,187,580

$1,068,572,170	$1,137,192,883	$456,219,512	$145,188,624	$1,302,128,854	$387,567,789
158,865	—	27,294	(188,056)	(1,844,748)	196,901
(10,003,209)	4,534,992	1,613,651	(1,627,929)	(18,518,118)	(37,856,136)
232,294,077	173,012,243	74,760,886	(10,351,482)	458,462 (6)	(14,720,974	)(6)

$1,291,021,903	$1,314,740,118	$532,621,343	$133,021,157	$1,282,224,450	$335,187,580

$920,432,960	$890,530,541	$265,627,474	$133,021,157	$1,017,929,154	$290,081,570

43,451,029	42,246,221	15,149,527	15,012,395	77,365,576	35,443,983

$21.18	$21.08	$17.53	$8.86	$13.16	$8.18

$370,588,943	$424,209,577	$266,993,869	N/A	$264,295,296	$45,106,010

17,480,799	20,135,415	15,202,144	N/A	20,045,611	5,508,814

$21.20	$21.07	$17.56	N/A	$13.18	$8.19

$1,055,913,069	$1,103,432,134	$493,494,284	$138,333,919	$1,290,906,935	$333,614,848
30,846,106	54,388,015	23,247,942	6,944,453	59,346,657	13,793,115

$1,086,759,175	$1,157,820,149	$516,742,226	$145,278,372	$1,350,253,592	$347,407,963

$55,198,953	$159,066,977	$87,478,772	$3,209,911	$43,253,802	$14,075,072

$—	$—	$3	$2,891	$7,165,968	$1,101,242

$—	$—	$—	$—	$64,931,431	$—

$—	$—	$—	$—	$—	$—

See Notes to Financial Statements.	231

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2016

	Defensive Market Strategies Fund	Equity Index Fund
Investment Income
Dividends	$9,915,110	$13,745,344
Income distributions received from affiliated funds	8,971	7,772
Interest	4,362,280	5,087
Securities lending	251,971	98,265
Less foreign taxes withheld	(63,648)	—

Total Investment Income	14,474,684	13,856,468

Expenses
Investment advisory fees	4,383,544	633,831
Transfer agent fees:
Institutional shares	4,482	4,140
Investor shares	24,439	30,475
Custodian fees	51,773	52,388
Shareholder servicing fees:
Investor shares	521,227	868,833
Accounting and administration fees	200,775	162,955
Professional fees	70,734	68,663
Blue sky fees:
Institutional shares	19,625	16,202
Investor shares	24,583	19,285
Shareholder reporting fees:
Institutional shares	1,420	959
Investor shares	11,771	23,608
Trustee expenses	5,796	5,657
Line of credit facility fees and interest expense	4,596	10,392
Other expenses	55,436	52,931

Total expenses before dividends on securities sold short	5,380,201	1,950,319
Dividends on securities sold short	—	—
Expenses waived/reimbursed net of amount recaptured(1)	(59,628)	(37,381)
Fees paid indirectly	—	—

Net expenses	5,320,573	1,912,938

Net Investment Income (Loss)	9,154,111	11,943,530

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Capital gain distributions received from affiliated funds	1,281	1,652
Investment securities	27,508,365	5,988,617
Investment securities sold short	—	—
Futures transactions	2,371,381	2,901,921
Swap agreements	—	—
Option contracts written	7,290,501	—
Option contracts purchased	(446)	—
Foreign currency	314,303	—

Net realized gain (loss)	37,485,385	8,892,190

Net change in unrealized appreciation (depreciation) on:
Investment securities (net of estimated capital gains taxes of $(10,707) and $(50,980) for International Equity Fund and Emerging Markets Fund, respectively)	29,675,030	57,369,790
Investment securities sold short	—	—
Futures	35,027	(87,166)
Swap agreements	—	—
Option contracts written	(307,844)	—
Foreign currency	(96,895)	—

Net change in unrealized appreciation (depreciation)	29,305,318	57,282,624

Net Realized and Unrealized Gain (Loss)	66,790,703	66,174,814

Net Increase (Decrease) in Net Assets Resulting from Operations	$75,944,814	$78,118,344

(1)	See Note 3a and 3c in Notes to Financial Statements.

232	See Notes to Financial Statements.

Value Equity Fund	Growth Equity Fund	Small Cap Equity Fund	International Equity Index Fund	International Equity Fund	Emerging Markets Equity Fund

$32,325,885	$9,840,882	$6,309,549	$4,046,716	$40,954,525	$8,299,699
14,783	17,394	6,996	16,006	21,537	4,394
10,976	9,676	7,734	—	—	4,479
392,084	508,435	527,157	46,865	959,489	103,412
(80,910)	(178,874)	(34,828)	(306,430)	(2,875,927)	(927,889)

32,662,818	10,197,513	6,816,608	3,803,157	39,059,624	7,484,095

6,915,015	9,715,264	4,760,157	177,844	9,427,133	3,493,840

4,619	4,577	4,532	3,992	4,547	4,427
29,119	30,540	28,433	—	28,729	19,405
70,103	54,940	61,456	109,245	343,623	657,214

829,657	1,115,209	571,947	—	634,243	93,973
276,459	287,907	133,436	253,183	477,802	288,030
98,663	68,663	74,805	168,434	72,574	143,123

15,936	15,957	15,768	21,305	15,843	16,680
15,637	15,750	15,423	—	14,949	24,326

1,636	1,393	1,650	433	1,330	2,364
19,950	18,703	19,475	—	17,484	6,980
10,724	11,864	4,233	917	11,112	3,003
9,351	10,307	3,365	1,854	114,823	2,338
31,097	60,753	40,630	43,015	622,515	258,047

8,327,966	11,411,827	5,735,310	780,222	11,786,707	5,013,750
—	—	—	—	1,779,302	—
(87,710)	(110,503)	(72,379)	(98,308)	(115,386)	(639,785)
(25,000)	(19,000)	(48,601)	—	(7,000)	(4,000)

8,215,256	11,282,324	5,614,330	681,914	13,443,623	4,369,965

24,447,562	(1,084,811)	1,202,278	3,121,243	25,616,001	3,114,130

1,804	2,134	4,014	430	2,663	578
52,300,592	37,718,011	8,571,905	(1,124,223)	747,320	(19,885,000)
—	—	—	—	3,621,287	—
6,008,768	5,581,688	4,009,845	288,663	3,367,734	2,389,336
—	—	—	—	(424,145)	98,542
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	(7,334)	8,787,170	2,964,331

58,311,164	43,301,833	12,585,764	(842,464)	16,102,029	(14,432,213)

86,387,289	(55,358,222)	68,974,594	617,068	9,590,375	54,570,093
—	—	—	—	(6,028,557)	—
(77,286)	(63,290)	(785,942)	(124,472)	(438,194)	333,819
—	—	—	—	250,372	(32,752)
—	—	—	—	—	—
—	—	(1)	(14,796)	(5,451,654)	424,717

86,310,003	(55,421,512)	68,188,651	477,800	(2,077,658)	55,295,877

144,621,167	(12,119,679)	80,774,415	(364,664)	14,024,371	40,863,664

$169,068,729	$(13,204,490)	$81,976,693	$2,756,579	$39,640,372	$43,977,794

See Notes to Financial Statements.	233

STATEMENTS OF CHANGES IN NET ASSETS

	Defensive Market Strategies Fund
	For the Year Ended
	12/31/16	12/31/15
Operations:
Net investment income (loss)	$9,154,111	$7,779,144
Net realized gain on investment securities, foreign currency and derivatives	37,485,385	25,245,667
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	29,305,318	(19,891,616)

Net increase (decrease) in net assets resulting from operations	75,944,814	13,133,195

Dividends and Distributions to Shareholders:
Dividends from net investment income
Institutional shares	(6,782,198)	(6,575,193)
Investor shares	(2,584,867)	(1,657,589)
Distributions from net realized capital gains
Institutional shares	(20,422,901)	(19,172,510)
Investor shares	(10,089,480)	(7,060,542)

Total dividends and distributions	(39,879,446)	(34,465,834)

Capital Share Transactions:
Proceeds from shares sold
Institutional shares	86,759,491	370,644,668
Investor shares	120,050,570	63,439,406
Reinvestment of dividends and distributions
Institutional shares	27,129,944	25,741,918
Investor shares	12,666,913	8,711,001

Total proceeds from shares sold and reinvested	246,606,918	468,536,993

Value of shares redeemed
Institutional shares	(36,641,159)	(30,412,966)
Investor shares	(33,410,504)	(381,207,938)

Total value of shares redeemed	(70,051,663)	(411,620,904)

Net increase (decrease) from capital share transactions(1)	176,555,255	56,916,089

Total increase (decrease) in net assets	212,620,623	35,583,450

Net Assets:
Beginning of Year	610,615,520	575,032,070

End of Year*	$823,236,143	$610,615,520

*Including undistributed net investment income	$605,946	$445,399

(1)	See Note 6 in Notes to Financial Statements.

234	See Notes to Financial Statements.

Equity Index Fund		Value Equity Fund		Growth Equity Fund
For the Year Ended		For the Year Ended		For the Year Ended

12/31/16	12/31/15	12/31/16	12/31/15	12/31/16	12/31/15
$11,943,530	$9,491,203	$24,447,562	$20,188,663	$(1,084,811)	$(959,374)
8,892,190	14,044,153	58,311,164	116,305,177	43,301,833	203,128,460

57,282,624	(22,022,980)	86,310,003	(180,424,665)	(55,421,512)	(124,167,046)

78,118,344	1,512,376	169,068,729	(43,930,825)	(13,204,490)	78,002,040

(7,539,949)	(7,056,268)	(20,652,060)	(19,036,191)	—	—
(4,493,334)	(2,560,882)	(4,414,829)	(1,264,602)	—	—

(4,164,984)	(9,195,422)	(35,799,929)	(105,461,430)	(39,566,114)	(174,932,173)
(3,860,904)	(4,373,863)	(11,488,346)	(15,752,143)	(13,379,455)	(42,957,853)

(20,059,171)	(23,186,435)	(72,355,164)	(141,514,366)	(52,945,569)	(217,890,026)

62,887,840	368,510,576	72,695,633	836,419,140	78,821,400	831,966,195
61,970,285	43,778,466	46,876,464	37,097,759	28,018,112	63,629,886

11,688,033	16,244,073	56,444,119	124,476,508	39,563,140	174,915,603
8,347,177	6,930,359	15,889,798	17,001,799	13,376,181	42,949,552

144,893,335	435,463,474	191,906,014	1,014,995,206	159,778,833	1,113,461,236

(22,108,055)	(186,575,659)	(193,720,488)	(151,854,454)	(114,360,239)	(176,712,798)
(47,248,664)	(48,577,199)	(45,525,237)	(851,404,094)	(80,144,960)	(865,778,812)

(69,356,719)	(235,152,858)	(239,245,725)	(1,003,258,548)	(194,505,199)	(1,042,491,610)

75,536,616	200,310,616	(47,339,711)	11,736,658	(34,726,366)	70,969,626

133,595,789	178,636,557	49,373,854	(173,708,533)	(100,876,425)	(68,918,360)

608,603,818	429,967,261	1,241,648,049	1,415,356,582	1,415,616,543	1,484,534,903

$742,199,607	$608,603,818	$1,291,021,903	$1,241,648,049	$1,314,740,118	$1,415,616,543

$71,855	$159,956	$158,865	$776,388	$—	$—

See Notes to Financial Statements.	235

STATEMENTS OF CHANGES IN NET ASSETS

	Small Cap Equity Fund
	For the Year Ended
	12/31/16	12/31/15
Operations:
Net investment income	$1,202,278	$1,380,367
Net realized gain (loss) on investment securities, foreign currency and derivatives	12,585,764	31,466,524
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	68,188,651	(63,655,105)

Net increase (decrease) in net assets resulting from operations	81,976,693	(30,808,214)

Dividends and Distributions to Shareholders:
Dividends from net investment income
Institutional shares	(985,933)	(1,207,226)
Investor shares	(386,414)	—
Distributions from net realized capital gains
Institutional shares	(2,849,693)	(27,812,036)
Investor shares	(2,825,962)	(13,086,307)

Total dividends and distributions	(7,048,002)	(42,105,569)

Capital Share Transactions:
Proceeds from shares sold
Institutional shares	24,829,412	219,772,080
Investor shares	29,247,158	25,998,341
Reinvestment of dividends and distributions
Institutional shares	3,835,372	29,017,402
Investor shares	3,211,578	13,081,613

Total proceeds from shares sold and reinvested	61,123,520	287,869,436

Value of shares redeemed
Institutional shares	(69,413,390)	(18,395,855)
Investor shares	(35,829,083)	(248,011,005)

Total value of shares redeemed	(105,242,473)	(266,406,860)

Net increase (decrease) from capital share transactions(2)	(44,118,953)	21,462,576

Total increase (decrease) in net assets	30,809,738	(51,451,207)

Net Assets:
Beginning of Year	501,811,605	553,262,812

End of Year*	$532,621,343	$501,811,605

*Including undistributed (distributions in excess of) net investment income	$27,294	$189,221

(1)	Inception Date for the International Equity Index Fund was June 1, 2015.
(2)	See Note 6 in Notes to Financial Statements.

236	See Notes to Financial Statements.

International Equity Index Fund		International Equity Fund		Emerging Markets Equity Fund
For the Year Ended	For the Period	For the Year Ended		For the Year Ended
12/31/16	06/01/2015(1) -12/31/2015	12/31/16	12/31/15	12/31/16	12/31/15
$3,121,243	$810,400	$25,616,001	$21,350,257	$3,114,130	$3,245,525
(842,464)	(788,949)	16,102,029	53,701,816	(14,432,213)	(20,920,033)
477,800	(10,829,282)	(2,077,658)	(92,018,303)	55,295,877	(44,424,095)

2,756,579	(10,807,831)	39,640,372	(16,966,230)	43,977,794	(62,098,603)

(3,270,902)	(896,896)	(20,646,972)	(20,206,965)	(5,024,983)	(1,112,618)
—	—	(4,679,834)	(2,298,387)	(685,333)	—
—	—	(7,893,727)	(41,580,822)	—	—
—	—	(2,052,816)	(7,475,378)	—	—

(3,270,902)	(896,896)	(35,273,349)	(71,561,552)	(5,710,316)	(1,112,618)

28,861,034	122,367,899	81,012,704	1,031,090,766	37,111,251	308,789,283
—	—	37,895,139	38,211,464	32,263,177	27,025,822
3,270,443	896,896	28,538,676	61,783,296	5,024,983	1,112,618
—	—	6,730,219	9,767,134	683,941	—

32,131,477	123,264,795	154,176,738	1,140,852,660	75,083,352	336,927,723

(9,620,613)	(535,452)	(126,371,248)	(147,652,014)	(59,145,682)	(8,070,282)
—	—	(26,653,486)	(1,007,234,140)	(16,799,903)	(268,123,636)

(9,620,613)	(535,452)	(153,024,734)	(1,154,886,154)	(75,945,585)	(276,193,918)

22,510,864	122,729,343	1,152,004	(14,033,494)	(862,233)	60,733,805

21,996,541	111,024,616	5,519,027	(102,561,276)	37,405,245	(2,477,416)

111,024,616	—	1,276,705,423	1,379,266,699	297,782,335	300,259,751

$133,021,157	$111,024,616	$1,282,224,450	$1,276,705,423	$335,187,580	$297,782,335

$(188,056)	$(64,289)	$(1,844,748)	$(198,895)	$196,901	$(484,679)

See Notes to Financial Statements.	237

FINANCIAL HIGHLIGHTS

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income		Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(1)		Expenses, Gross(2)		Investment Income, Net(1)	Portfolio Turnover Rate
Defensive Market Strategies Fund

Institutional Class
2016	$11.21	$0.17	#	$1.15	(3)	$(0.16)	$(0.47)	$11.90	11.80%	$547,132	0.69%		0.70%		1.42%	78%
2015	11.61	0.17	#	0.11	(3)	(0.17)	(0.51)	11.21	2.43	443,499	0.72	(4)	0.73		1.46	55
2014	11.43	0.15	#	1.05	(3)	(0.15)	(0.87)	11.61	10.55	98,903	0.88	(4)(5)	0.83	(5)	1.24	102
2013(6)	10.61	0.14	#	1.80	(3)	(0.15)	(0.97)	11.43	18.47	89,430	1.10	(4)(5)	1.13	(5)	1.25	208
2012	10.20	0.18	#	0.73	(3)	(0.18)	(0.32)	10.61	8.93	85,347	1.04	(5)	1.12	(5)	1.67	304

Investor Class
2016	$11.22	$0.14	#	$1.15	(3)	$(0.13)	$(0.47)	$11.91	11.53%	$276,104	0.97%		0.98%		1.15%	78%
2015	11.60	0.13	#	0.12	(3)	(0.12)	(0.51)	11.22	2.16	167,117	0.99	(4)	1.00		1.12	55
2014	11.42	0.12	#	1.06	(3)	(0.13)	(0.87)	11.60	10.35	476,129	1.09	(4)(5)	1.07	(5)	1.03	102
2013(6)	10.60	0.12	#	1.79	(3)	(0.12)	(0.97)	11.42	18.22	395,277	1.36	(4)(5)	1.38	(5)	0.99	208
2012	10.20	0.15	#	0.72	(3)	(0.15)	(0.32)	10.60	8.57	314,638	1.30	(5)	1.37	(5)	1.42	304
Equity Index Fund

Institutional Class(7)
2016	$22.81	$0.46	#	$2.27	(3)	$(0.56)	$(0.30)	$24.68	12.16%	$355,404	0.15%		0.16%		1.97%	3%
2015	23.99	0.48	#	(0.26	)(3)	(0.61)	(0.79)	22.81	0.92	276,599	0.17		0.18		1.94	6
2014	22.48	0.40	#	2.62	(3)	(0.74)	(0.77)	23.99	13.54	95,134	0.22		0.22		1.72	5
2013(8)	18.12	0.37	#	5.34	(3)	(0.69)	(0.66)	22.48	32.04	66,378	0.23		0.24		1.81	4
2012	16.65	0.34	#	2.27	(3)	(0.66)	(0.48)	18.12	15.92	47,071	0.23		0.24		1.95	3

Investor Class
2016	$22.58	$0.39	#	$2.27	(3)	$(0.29)	$(0.25)	$24.70	11.84%	$386,796	0.42%		0.42%		1.70%	3%
2015	22.90	0.37	#	(0.21	)(3)	(0.18)	(0.30)	22.58	0.70	332,005	0.41		0.44		1.62	6
2014	20.69	0.34	#	2.40	(3)	(0.24)	(0.29)	22.90	13.31	334,833	0.38		0.48		1.56	5
2013(8)	16.07	0.31	#	4.79	(3)	(0.23)	(0.25)	20.69	31.95	289,937	0.38		0.48		1.66	4
2012	14.24	0.28	#	1.95	(3)	(0.22)	(0.18)	16.07	15.76	208,192	0.38		0.49		1.79	3

#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(4)	The ratio for the Defensive Market Strategies Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00%, 0.01% and 0.00% for the years 2013, 2014 and 2015.
(5)	The ratio for the Defensive Market Strategies Fund includes the effect of dividend expense on securities sold short which increased the ratio by 0.05%, 0.11% and 0.02% for the years 2012, 2013 and 2014.
(6)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.00 and $0.01, the Total Return did not change, and the Ratio of Net Investment Income to Average Net Assets increased by 0.01% and 0.00% for Institutional Class and Investor Class, respectively.
(7)	All per share amounts and net asset values have been adjusted as a result of the reverse stock split effected on October 14, 2016. (See Note 1 in Notes to Financial Statements).
(8)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.00 and $0.01, the Total Return did not change, and the Ratio of Net Investment Income to Average Net Assets increased by 0.03% and 0.03% for Institutional Class and Investor Class, respectively.

238	See Notes to Financial Statements.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)		Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(1)		Expenses, Gross(2)	Investment Income/ (Loss), Net(1)	Portfolio Turnover Rate
Value Equity Fund

Institutional Class(3)
2016	$19.75	$0.41	#	$2.30	(4)	$(0.46)	$(0.82)	$21.18	14.11%	$920,433	0.59	%(5)	0.60%	2.05%	36%
2015	23.56	0.39	#	(1.20	)(4)	(0.44)	(2.56)	19.75	(3.44)	917,208	0.61	(5)	0.62	1.73	32
2014	25.88	0.37	#	2.46	(4)	(0.65)	(4.50)	23.56	10.91	273,359	0.65	(5)	0.67	1.40	41
2013(6)	20.89	0.39	#	6.90	(4)	(0.89)	(1.41)	25.88	35.52	253,988	0.66	(5)	0.67	1.61	45
2012	18.38	0.39	#	2.77	(4)	(0.65)	—	20.89	17.47	215,512	0.67	(5)	0.68	1.90	27

Investor Class
2016	$19.46	$0.35	#	$2.33	(4)	$(0.26)	(0.68)	$21.20	13.84%	$370,589	0.86	%(5)	0.87%	1.78%	36%
2015	21.31	0.27	#	(1.06	)(4)	(0.08)	(0.98)	19.46	(3.70)	324,440	0.89	(5)	0.89	1.26	32
2014	21.00	0.25	#	1.97	(4)	(0.19)	(1.72)	21.31	10.61	1,141,998	0.90	(5)	0.91	1.16	41
2013(6)	16.18	0.26	#	5.39	(4)	(0.29)	(0.54)	21.00	35.22	1,089,026	0.90	(5)	0.91	1.36	45
2012	14.00	0.25	#	2.14	(4)	(0.21)	—	16.18	17.20	933,110	0.92	(5)	0.92	1.66	27
Growth Equity Fund

Institutional Class(3)
2016	$22.25	$—	†#	$(0.22	)(4)	$—	$(0.95)	$21.08	(0.98)%	$890,530	0.75	%(7)	0.76%	0.01%	24%
2015	25.80	0.02	#	1.38	(4)	—	(4.95)	22.25	5.67	932,232	0.77	(7)	0.78	0.09	79
2014	28.49	(0.05	)#	2.92	(4)	—	(5.56)	25.80	10.12	244,281	0.85	(7)	0.87	(0.12)	54
2013(8)	28.47	—	†#	9.62	(4)	—	(9.60)	28.49	34.83	227,934	0.84	(7)	0.88	0.00	83
2012	27.47	0.09	#	4.67	(4)	(0.14)	(3.62)	28.47	17.39	198,329	0.87	(7)	0.89	0.33	67

Investor Class
2016	$22.02	$(0.05	)#	$(0.24	)(4)	$—	$(0.66)	$21.07	(1.30)%	$424,210	1.01	%(7)	1.02%	(0.26)%	24%
2015	22.92	(0.05	)#	1.27	(4)	—	(2.12)	22.02	5.44	483,385	1.04	(7)	1.06	(0.21)	79
2014	23.02	(0.08	)#	2.36	(4)	—	(2.38)	22.92	9.93	1,240,254	1.06	(7)	1.11	(0.33)	54
2013(8)	20.26	(0.05	)#	6.92	(4)	—	(4.11)	23.02	34.52	1,190,710	1.05	(7)	1.12	(0.22)	83
2012	18.63	0.03	#	3.17	(4)	(0.02)	(1.55)	20.26	17.21	1,022,934	1.05	(7)	1.13	0.15	67

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	All per share amounts and net asset values have been adjusted as a result of the reverse stock split effected on October 14, 2016. (See Note 1 in Notes to Financial Statements).
(4)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(5)	The ratio for the Value Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.01% for the years 2012, 2013 and 2014, and 0.00% for the years 2015 and 2016.
(6)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.00 and $0.01, the Total Return did not change, and the Ratio of Net Investment Income to Average Net Assets increased by 0.02% and 0.02% for Institutional Class and Investor Class, respectively.
(7)	The ratio for the Growth Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.01% for the years 2012 and 2013, and 0.00% for the years 2014, 2015 and 2016.
(8)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.00 and $0.01, Total Return by 0.00% and 0.05%, and the Ratio of Net Investment Income to Average Net Assets by 0.03% and 0.03% for Institutional Class and Investor Class, respectively.

See Notes to Financial Statements.	239

FINANCIAL HIGHLIGHTS (Continued)

For a Share Outstanding For the Years Ended December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income		Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(1)		Expenses, Gross(2)	Investment Income, Net(1)	Portfolio Turnover Rate
Small Cap Equity Fund

Institutional Class(3)
2016	$15.14	$0.06	#	$2.59	(4)	$(0.07)	$(0.19)	$17.53	17.48%	$265,627	1.01	%(5)	1.03%	0.36%	77%
2015	18.05	0.08	#	(1.13	)(4)	(0.06)	(1.80)	15.14	(5.66)	264,962	1.00	(5)	1.03	0.45	74
2014	20.94	0.06	#	0.75	(4)	(0.12)	(3.58)	18.05	4.03	84,324	0.97	(5)	0.99	0.27	103
2013(6)	20.78	0.12	#	7.73	(4)	(0.16)	(7.53)	20.94	38.39	84,139	0.92	(5)	0.94	0.45	161
2012	19.63	0.16	#	2.83	(4)	(0.26)	(1.58)	20.78	15.25	67,723	0.99	(5)	1.02	0.79	128

Investor Class
2016	$15.17	$0.02	#	$2.59	(4)	$(0.03)	$(0.19)	$17.56	17.17%	$266,994	1.27	%(5)	1.30%	0.11%	77%
2015	17.08	0.02	#	(1.04	)(4)	—	(0.89)	15.17	(5.91)	236,850	1.24	(5)	1.27	0.13	74
2014	18.19	0.01	#	0.67	(4)	(0.02)	(1.77)	17.08	3.83	468,938	1.20	(5)	1.24	0.03	103
2013(6)	15.94	0.04	#	5.97	(4)	(0.04)	(3.72)	18.19	38.09	490,706	1.16	(5)	1.19	0.22	161
2012	14.62	0.09	#	2.10	(4)	(0.09)	(0.78)	15.94	15.02	377,101	1.19	(5)	1.27	0.59	128
International Equity Index Fund

Institutional Class
2016	$8.94	$0.23	#	$(0.09	)(4)	$(0.22)	$—	$8.86	1.63%	$133,021	0.57%		0.65%	2.61%	6%
2015(7)	10.00	0.07	#	(1.06	)(4)	(0.07)	—	8.94	(9.88)	111,025	0.57		0.66	1.33	4

#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	All per share amounts and net asset values have been adjusted as a result of the reverse stock split effected on October 14, 2016. (See Note 1 in Notes to Financial Statements).
(4)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(5)	The ratio for the Small Cap Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.02%, 0.01%, 0.01%, 0.02% and 0.01% for the years 2012, 2013, 2014, 2015 and 2016.
(6)	An out of period adjustment to Investment Income increased Net Investment Income per Share by $0.01 and $0.01, Total Return by 0.14% and 0.08%, and the Ratio of Net Investment Income to Average Net Assets by 0.07% and 0.08% for Institutional Class and Investor Class, respectively.
(7)	Inception date was June 1, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

240	See Notes to Financial Statements.

For a Share Outstanding For the Years Ended December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)		Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(1)		Expenses, Gross(2)		Investment Income/ (Loss), Net(1)	Portfolio Turnover Rate
International Equity Fund

Institutional Class(3)
2016	$13.14	$0.27	#	$0.13	(4)	$(0.27)	$(0.11)	$13.16	2.96%	$1,017,929	1.00	%(5)(6)	1.01	%(6)	2.09%	33%
2015	14.25	0.22	#	(0.50	)(4)	(0.26)	(0.57)	13.14	(1.93)	1,030,729	1.03	(5)(6)	1.05	(6)	1.49	43
2014	15.61	0.36	#	(1.26	)(4)	(0.46)	—	14.25	(5.80)	235,545	1.13	(5)(6)	1.20	(6)	2.36	36
2013(7)	13.47	0.24	#	2.24	(4)	(0.34)	—	15.61	18.49	269,499	1.11	(5)(6)	1.25	(6)	1.69	51
2012	11.73	0.24	#	1.80	(4)	(0.30)	—	13.47	17.43	270,130	1.15	(5)(6)	1.32	(6)	1.89	53

Investor Class
2016	$13.18	$0.24	#	$0.11	(4)	$(0.24)	$(0.11)	$13.18	2.62%	$264,295	1.27	%(5)(6)	1.28	%(6)	1.81%	33%
2015	14.03	0.24	#	(0.55	)(4)	(0.12)	(0.42)	13.18	(2.16)	245,976	1.35	(5)(6)	1.39	(6)	1.68	43
2014	15.24	0.32	#	(1.23	)(4)	(0.30)	—	14.03	(6.00)	1,143,722	1.37	(5)(6)	1.44	(6)	2.09	36
2013(7)	13.07	0.20	#	2.18	(4)	(0.21)	—	15.24	18.23	1,147,181	1.35	(5)(6)	1.49	(6)	1.44	51
2012	11.33	0.20	#	1.73	(4)	(0.19)	—	13.07	17.05	1,156,306	1.39	(5)(6)	1.57	(6)	1.65	53
Emerging Markets Equity Fund

Institutional Class
2016	$7.34	$0.08	#	$0.90	(4)	$(0.14)	$—	$8.18	13.46%	$290,082	1.30	%(8)	1.48%		0.98%	54%
2015	9.09	0.11	#	(1.83	)(4)	(0.03)	—	7.34	(18.93)	272,123	1.28	(8)	1.50		1.36	39
2014	9.75	0.11	#	(0.51	)(4)	(0.07)	(0.19)	9.09	(4.14)	45,058	1.25		1.63		1.07	39
2013(9)(10)	10.00	(0.01	)#	(0.24	)(4)	—	—	9.75	(2.50)	46,420	1.25		1.55		(0.34)	6

Investor Class
2016	$7.35	$0.06	#	$0.91	(4)	$(0.13)	$—	$8.19	13.20%	$45,106	1.56	%(8)	1.87%		0.73%	54%
2015	9.09	0.05	#	(1.79	)(4)	—	—	7.35	(19.14)	25,659	1.51	(8)	1.83		0.58	39
2014	9.75	0.08	#	(0.51	)(4)	(0.04)	(0.19)	9.09	(4.38)	255,202	1.50		1.84		0.81	39
2013(9)(10)	10.00	(0.01	)#	(0.24	)(4)	—	—	9.75	(2.50)	244,181	1.50		1.78		(0.58)	6

#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	All per share amounts and net asset values have been adjusted as a result of the reverse stock split effected on October 14, 2016. (See Note 1 in Notes to Financial Statements).
(4)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(5)	The ratio for the International Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00% for the years 2012, 2013, 2014, 2015 and 2016.
(6)	The ratio for the International Equity Fund includes the effect of dividend expense on securities sold short which increased the ratio by 0.20%, 0.15%, 0.17%, 0.17% and 0.14% for the years 2012, 2013, 2014, 2015 and 2016.
(7)	An out of period adjustment to Investment Income had no impact on Net Investment Income per Share or Total Return; however, the Ratio of Net Investment Income to Average Net Assets increased by 0.02% and 0.03% for Institutional Class and Investor Class, respectively.
(8)	The ratio for the Emerging Markets Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00% for the years 2015 and 2016.
(9)	An out of period adjustment to Investment Income had no impact on Net Investment Income per Share or Total Return; however, the Ratio of Net Investment Income to Average Net Assets increased by 0.00% and 0.01% for Institutional Class and Investor Class, respectively.
(10)	Inception Date was October 31, 2013. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

See Notes to Financial Statements.	241

Inflation Protected Bond Fund (Unaudited)

The Fund was actively managed and was primarily comprised of inflation-indexed debt securities with an average dollar-weighted duration (a measure of bond prices’ sensitivity to changes in interest rates) normally between four and 10 years. The Investor Class of the Fund underperformed its benchmark, the Bloomberg Barclays US TIPS (Series-L) Index, for the one-year period ended December 31, 2016 (3.66% versus 4.68%).

The Fund was invested predominately in U.S. Treasury Inflation Protected Securities (“TIPS”) throughout the year. U.S. TIPS were positive in the first three quarters, with the benchmark index rising 7.27% in part due to the Fed’s forward guidance viewed as dovish, further delaying expected rate hikes. TIPS faced a more challenging environment during the fourth quarter of 2016 as the index returned -2.41%. Optimism surrounding a pro-business and pro-inflation environment under a Trump administration propelled the market based inflation expectations approximately 0.30% higher. The 10-year breakeven inflation levels ended 2016 at 1.97%.

The Fund was consistently managed to provide inflation protection and income consistent with investment in inflation-indexed securities.

Certain strategies involving derivatives were utilized during the year. Interest rate futures and interest rate options were utilized to manage duration and yield curve exposure and to express active views on valuations of securities. These securities had a positive impact on the Fund’s performance for the year. The Fund also utilized currency forwards and options to hedge non-U.S. dollar positions and to express active views in foreign currencies. The use of these strategies had a slightly negative impact on the performance of the Fund over the year.

This Fund may be suitable for investors who have a long-term investment horizon, want protection from inflation, can accept short-term fluctuations in account value and want to diversify their portfolio with a fixed income investment option. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. To the extent that the investment adviser misjudges current market conditions, the Fund’s volatility may be amplified by its use of derivatives and by its ability to select sub-advisers to allocate assets. Some derivatives may increase the risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the net asset value of the Fund generally to decline faster than it would otherwise. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns. It is possible to lose money by investing in the Fund.

At December 31, 2016, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
U.S. Treasury Obligations	95.3
Foreign Government Inflation-Linked Bonds	2.5
Money Market Fund	1.4
Purchased Options	0.1
Written Options	(0.1)

99.2

Inflation Protected Bond Fund (Unaudited)

Average Annual Total Returns as of 12/31/16
	Institutional Class*	Investor Class*	Benchmark**
One Year	3.99%	3.66%	4.68%
Five Year	N/A	0.18%	0.89%
Since Inception(1)	-0.19%	3.09%	3.92%
Inception Date	04/30/15	06/25/09
Total Fund Operating Expenses (May 1, 2016 Prospectus)(2)	0.41%	0.67%

(1)The Since Inception benchmark performance is based on the start date of June 25, 2009, which corresponds with the inception date of the Investor Class, the longest operating class of the Fund.

(2)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund since June 25, 2009 (commencement of operations), with all dividends and capital gains reinvested, with the Bloomberg Barclays US TIPS (Series-L) Index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

INFLATION PROTECTED BOND FUND SCHEDULE OF INVESTMENTS	December 31, 2016

	Par	Value
U.S. TREASURY OBLIGATIONS — 95.3%
U.S. Treasury Inflationary Index Bonds
0.13%, 04/15/19	$26,785,000	$27,982,383
1.38%, 01/15/20	5,110,000	6,009,642
0.13%, 04/15/20	10,830,000	11,297,713
1.25%, 07/15/20	4,790,000	5,609,374
1.13%, 01/15/21	10,590,000	12,283,835
0.13%, 04/15/21	11,990,000	12,305,859
0.63%, 07/15/21	11,160,000	12,358,757
0.13%, 01/15/22	5,884,200	6,299,598
0.13%, 07/15/22	4,095,000	4,318,536
0.13%, 01/15/23	13,519,000	14,063,668
0.38%, 07/15/23	14,525,000	15,233,789
0.63%, 01/15/24	18,696,000	19,723,849
0.13%, 07/15/24	8,077,000	8,084,220
0.25%, 01/15/25‡‡	9,740,000	9,781,609
2.38%, 01/15/25	5,205,200	7,669,094
0.38%, 07/15/25	2,300,000	2,332,847
0.63%, 01/15/26	5,435,000	5,580,431
2.00%, 01/15/26	4,030,000	5,533,664
0.13%, 07/15/26	9,085,000	8,864,055
2.38%, 01/15/27	3,785,000	5,319,176
1.75%, 01/15/28	5,650,000	7,285,348
3.63%, 04/15/28	2,910,000	5,724,244
2.50%, 01/15/29	4,785,000	6,504,859
3.88%, 04/15/29	4,295,000	8,643,599
3.38%, 04/15/32	747,100	1,408,071
2.13%, 02/15/40	2,457,600	3,409,193
2.13%, 02/15/41	6,288,900	8,654,669
0.75%, 02/15/42	6,679,400	6,777,439
0.63%, 02/15/43	9,375,000	9,041,999
1.38%, 02/15/44	4,213,700	4,776,791
0.75%, 02/15/45	1,350,000	1,306,258
1.00%, 02/15/46	945,000	969,100

Total U.S. Treasury Obligations (Cost $264,797,888)		265,153,669

FOREIGN GOVERNMENT INFLATION-LINKED BONDS — 2.5%
Australia — 0.2%
Australia Government Bond 3.75%, 04/21/37(A)	795,000	595,270

Japan — 1.4%
Japanese Government Inflation-Linked Bond 0.10%, 03/10/26(J)	430,000,000	3,915,483

New Zealand — 0.9%
New Zealand Government Bond 3.00%, 09/20/30(Z)	1,758,000	1,437,576
2.50%, 09/20/35(Z)	1,431,000	1,045,323

		2,482,899

Total Foreign Government Inflation-Linked Bonds (Cost $7,035,805)		6,993,652

	Number of Contracts	Value
PURCHASED OPTIONS — 0.1%
Put Options — 0.1%
10-Year U.S. Treasury Note, Strike Price $123.50, Expires 01/27/17 (JPM)	340	$127,500

	Notional Amount
Euro vs. U.S. Dollar, Strike Price $1.07, Expires 01/30/17 (DEUT)	$50,400	86,319
Switzerland Franc vs. Norwegian Krone, Strike Price $8.00, Expires 02/14/17 (UBS)	29,700	1,178
Switzerland Franc vs. Norwegian Krone, Strike Price $8.10, Expires 02/17/17 (UBS)	29,700	2,998

		217,995

Total Purchased Options (Cost $377,917)		217,995

	Shares
MONEY MARKET FUND — 1.4%
GuideStone Money Market Fund (Investor Class)¥ (Cost $3,843,344)	3,843,344	3,843,344

TOTAL INVESTMENTS — 99.3% (Cost $276,054,954)		276,208,660

	Number of Contracts
WRITTEN OPTIONS — (0.1)%
Put Options — (0.1)%
10-Year U.S. Treasury Note, Strike Price $122.00, Expires 01/27/17 (JPM)	(224)	(28,000)

	Notional Amount
Euro vs. U.S. Dollar, Strike Price $1.07, Expires 01/30/17 (DEUT)	$(50,400)	(86,319)
Switzerland Franc vs. Norwegian Krone, Strike Price $7.90, Expires 02/17/17 (UBS)	(29,700)	(653)

		(114,972)

Total Written Options
(Premiums received $(171,168))		(114,972)

Other Assets in Excess of Liabilities — 0.8%		2,152,149

NET ASSETS — 100.0%		$278,245,837

See Notes to Financial Statements. 244

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2016, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Foreign Government Inflation-Linked Bonds	$6,993,652	$—	$6,993,652	$—
Money Market Fund	3,843,344	3,843,344	—	—
Purchased Options	217,995	127,500	90,495	—
U.S. Treasury Obligations	265,153,669	—	265,153,669	—

Total Assets - Investments in Securities	$276,208,660	$3,970,844	$272,237,816	$—

Other Financial Instruments***
Forward Foreign Currency Contracts	$269,131	$—	$269,131	$—
Futures Contracts	26,019	26,019	—	—

Total Assets - Other Financial Instruments	$295,150	$26,019	$269,131	$—

Liabilities:
Investments in Securities:
Written Options	$(114,972)	$(28,000)	$(86,972)	$—

Total Liabilities - Investments in Securities	$(114,972)	$(28,000)	$(86,972)	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments (such as futures contracts and forwards contracts), which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the “Financial Futures Contracts” and “Forward Foreign Currency Contracts” disclosures in the Notes to Financial Statements.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2016.

See Notes to Financial Statements.	245

Flexible Income Fund (Unaudited)

The Flexible Income Fund primarily invests in below-investment-grade, senior secured floating rate loans issued by U.S. banks or other financial institutions, otherwise referred to as “bank loans” or “leveraged loans.” To a lesser extent, the Fund may also invest in other below investment grade corporate fixed-income securities or unsecured floating rate loans and may include non-U.S. securities. The Fund underperformed its benchmark, the S&P/LSTA U.S. BB- Rating and Above Loan Index, for the 2016 calendar year (6.40% vs. 8.82%). The Fund is designed to have a more conservative orientation relative to the benchmark and is expected to underperform in a market environment like 2016.

After the rough start to 2016, the markets began pricing in the prospect of an accelerating economic expansion in 2017 and beyond. Propelling these prospects were improving economic data and new potential pro-growth government policies in the form of lower taxes and less regulation, which could bode well for improved corporate profitability. Moreover, higher consumer confidence and spending, falling default rate expectations, demand from international investors seeking yield and a possibly accelerating merger and acquisition environment provided a good backdrop for bank loans.

From a benchmark-relative performance perspective, the Fund’s security selection within B-rated loans hurt performance. In addition, negative security selection within, and an underweight to, the oil and gas industry also negatively impacted relative performance. Positive security selection within the retail and utilities industries contributed positively to benchmark-relative results.

During the year, the Fund remained focused on its objective of seeking a high level of current income. At year-end, the current yield of the Fund was 4.69%.

The Fund did not invest in derivative instruments during the year.

This Fund may be suitable for investors who have a medium- to long-term investment horizon, possess a moderate tolerance for risk and are seeking income which may be more sensitive to interest rates than traditional bonds. There is a risk that the issuer of a fixed-income investment owned by the Fund may fail to pay interest or principal due in a timely manner or at all. If the Fund acquires a participation interest in a senior secured or unsecured floating rate loan (“Senior Loans”), the Fund may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly. Senior Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. The Fund is subject to collateral risk in that the value of collateral securing a Senior Loan may decline after investment and that the collateral may not be sufficient to cover the amount owed. The Fund might not be able to sell a security promptly and at an acceptable price, which could have the effect of decreasing the overall level of the Fund’s liquidity. High yield securities (“junk bonds”) involve greater risks of default and are more volatile than securities rated investment grade. It is possible to lose money by investing in the Fund.

At December 31, 2016, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
Loan Agreements	85.0
Money Market Fund	8.7
Corporate Bonds	7.6
Foreign Bonds	0.7
Common Stocks	0.1

102.1

Flexible Income Fund (Unaudited)

Average Annual Total Returns as of 12/31/16
	Investor Class*	Benchmark**
One Year	6.40%	8.82%
Since Inception	1.85%	3.94%
Inception Date	07/01/13
Total Fund Operating Expenses (May 1, 2016 Prospectus)(1)	1.13%

(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund since July 1, 2013 (commencement of operations), with all dividends and capital gains reinvested, with the S&P/LSTA U.S. BB- Ratings and Above Loan Index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

FLEXIBLE INCOME FUND SCHEDULE OF INVESTMENTS	December 31, 2016

	Par	Value
CORPORATE BONDS — 7.6%
Ally Financial, Inc.
5.50%, 02/15/17	$650,000	$652,844
4.75%, 09/10/18	650,000	671,125
Cablevision Systems Corporation
7.75%, 04/15/18	350,000	370,125
Cequel Communications Holdings I LLC
6.38%, 09/15/20 144A	350,000	361,375
CIT Group, Inc.
5.25%, 03/15/18	300,000	311,625
6.63%, 04/01/18 144A	1,000,000	1,056,250
Clear Channel Worldwide Holdings, Inc.
7.63%, 03/15/20	250,000	250,780
CNH Industrial Capital LLC
3.88%, 07/16/18	500,000	509,375
Covanta Holding Corporation
7.25%, 12/01/20	50,000	51,088
Diamond 1 Finance Corporation
4.42%, 06/15/21 144A	400,000	414,307
DISH DBS Corporation
4.25%, 04/01/18	500,000	513,935
Hertz Corporation
6.75%, 04/15/19	432,000	433,080
6.25%, 10/15/22	400,000	377,000
International Lease Finance Corporation
6.25%, 05/15/19	450,000	484,875
MPT Operating Partnership LP REIT
6.38%, 02/15/22	500,000	518,750
NCR Corporation
4.63%, 02/15/21	400,000	408,700
Post Holdings, Inc.
6.75%, 12/01/21 144A	675,000	722,250
Reynolds Group Issuer, Inc.
6.88%, 02/15/21	194,441	200,080
Sprint Communications, Inc.
9.00%, 11/15/18 144A	300,000	331,500
Tenet Healthcare Corporation
6.25%, 11/01/18	500,000	530,000
T-Mobile USA, Inc.
6.46%, 04/28/19	1,200,000	1,222,500
United Rentals North America, Inc.
7.63%, 04/15/22	115,000	121,612
Valeant Pharmaceuticals International
6.38%, 10/15/20 144A	300,000	259,218
VEREIT Operating Partnership LP REIT
4.13%, 06/01/21	450,000	459,000
West Corporation
4.75%, 07/15/21 144A	500,000	512,500

Total Corporate Bonds (Cost $11,655,604)		11,743,894

	Par	Value
FOREIGN BONDS — 0.7%
Bermuda — 0.2%
Viking Cruises, Ltd.
8.50%, 10/15/22 144A	$350,000	$364,438

Ireland — 0.5%
Ardagh Packaging Finance PLC
3.96%, 12/15/19 144A†	500,000	508,750
4.16%, 05/15/21 144A†	225,000	232,031

		740,781

Total Foreign Bonds (Cost $1,042,235)		1,105,219

LOAN AGREEMENTS — 85.0%
1011778 BC ULC Term B-2 Loan
3.75%, 12/12/21	513,067	517,238
Abacus Innovations Corporation Term B Loan
3.52%, 08/16/23	420,000	423,826
ABB Con-Cise Optical Group LLC Term B Loan
6.00%, 06/15/23	200,000	202,250
ABG Intermediate Holdings 2 LLC Term Loan
5.50%, 05/27/21	568,153	570,994
Acadia Healthcare Co., Inc. Term B-1 Loan
3.76%, 02/11/22	183,966	185,346
0.00%, 02/11/22 S	515,010	518,873
Access CIG LLC Term B Loan
6.00%, 10/17/21	691,445	689,716
Aclara Technologies LLC Term B Loan
6.75%, 08/29/23	448,875	456,730
Acosta, Inc. Term B Loan
4.25%, 09/26/21	183,171	178,363
Acrisure LLC Delayed Draw Term B-DD Loan
0.00%, 05/19/22 S	17,085	17,298
Acrisure LLC Term B Loan
0.00%, 11/22/23 S	575,000	581,290
Advanced Disposal Services, Inc. Term B Loan
3.50%, 11/10/23	567,333	571,946
AdvancePierre Foods, Inc. Term B Loan
4.00%, 06/02/23	148,170	150,393
Advantage Sales & Marketing, Inc. Term B Loan
4.25%, 07/25/21	359,082	360,069
Air Medical Group Holdings, Inc. Term B Loan
4.25%, 04/28/22	814,545	812,509

248	See Notes to Financial Statements.

	Par	Value
Albany Molecular Research, Inc. Term B Loan
6.01%, 07/16/21	$388,035	$391,916
Albertsons LLC Term B-4 Loan
4.50%, 08/22/21	592,690	599,233
Albertsons LLC Term B-5 Loan
4.75%, 12/22/22	161,462	163,481
Albertsons LLC Term B-6 Loan
4.75%, 06/22/23	106,667	107,955
Alere, Inc. Term B Loan
4.25%, 06/18/22	298,485	298,112
AlixPartners LLP Term B Loan
4.00%, 07/28/22	987,525	994,576
Allflex Holdings III, Inc. Term B Loan
4.25%, 07/17/20	908,483	911,608
Allied Universal HoldCo LLC Delayed Draw Term DD Loan
0.00%, 07/28/22 S	87,637	88,240
Allied Universal HoldCo LLC Term Loan
5.50%, 07/28/22	441,146	444,181
American Tire Distributors, Inc. Term B Loan
5.25%, 09/26/21	320,917	319,646
Ancestry.com Operations, Inc. Term B Loan
1.04%, 10/19/23	825,000	832,474
Anchor Glass Container Corporation Term Loan
4.25%, 12/07/23	375,000	377,696
Aramark Services, Inc. Term F Loan
3.50%, 02/24/21	972,500	980,659
Aretec Group, Inc. Term Exit Loan
8.00%, 11/23/20	254,651	254,651
2.00%-4.50%, 05/23/21	664,315	574,632
Ascena Retail Group, Inc. Term B Loan
5.25%, 08/21/22	554,688	540,266
AssuredPartners, Inc. Term Loan
5.25%, 10/21/22	299,250	303,290
Asurion LLC Term B-1 Loan
5.00%, 05/24/19	141,823	142,931
Asurion LLC Term B-2 Loan
5.00%, 07/08/20	452,800	458,573
Asurion LLC Term B-5 Loan
4.75%, 11/03/23	413,962	419,654
Asurion LLC Term Loan
8.50%, 03/03/21	500,000	507,815

	Par	Value
Avago Technologies Cayman Finance, Ltd. Term B-1 Loan
3.70%, 02/01/23	$942,239	$955,195
Avantor Performance Materials Holdings, Inc. Term Loan
6.00%, 06/21/22	266,129	270,787
B&G Foods, Inc. Term B Loan
3.75%, 11/02/22	361,447	365,708
B/E Aerospace, Inc. Term B Loan
3.85%-3.94%, 12/16/21	990,000	994,455
Bass Pro Group LLC Term B Loan
5.97%, 12/16/23	475,000	470,250
Berry Plastics Corporation Term D Loan
3.50%, 02/08/20	374,591	377,146
BJ’s Wholesale Club, Inc. Term B Loan
4.50%, 09/26/19	1,057,760	1,067,185
Block Communications, Inc. Term B Loan
4.25%, 11/07/21	470,201	474,315
Brand Energy & Infrastructure Services, Inc. Term B Loan
4.75%, 11/26/20	668,821	666,554
Brightview Land-scapes LLC Term B Loan
4.00%, 12/18/20	1,462,405	1,464,891
BWAY Holding Co. Term B Loan
5.50%, 08/14/20	478,716	479,673
BWAY Holding Co Term B Loan
4.75%-6.50%, 09/09/23	144,638	144,927
Calpine Corporation Term B-5 Loan
0.00%, 05/27/22 S	871,065	874,236
Camelot Finance LP Term B Loan
4.75%, 09/16/23	992,512	1,003,470
Casella Waste Systems, Inc. Term B Loan
4.00%, 10/17/23	255,000	257,073
Catalent Pharma Solutions, Inc. Term B Loan
0.00%, 05/20/21 S	505,631	508,791
CBS Radio, Inc. Term B Loan
4.50%, 10/17/23	475,472	479,632
CCO Safari III LLC Term I Loan
3.50%, 01/21/23	745,502	749,364
CDS US InTermediate Holdings, Inc. Term Loan
0.00%, 07/08/22 S	189,370	190,791
Cengage Learning, Inc. Term B Loan
5.25%, 06/07/23	407,950	396,287

See Notes to Financial Statements.	249

FLEXIBLE INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Chemours Co. Term B Loan
3.77%, 05/12/22	$355,049	$352,610
CHG Healthcare Services, Inc. Term B-1 Loan
4.75%, 06/07/23	238,200	240,642
CHS/Community Health Systems, Inc. Term G Loan
3.75%, 12/31/19	134,318	130,037
CHS/Community Health Systems, Inc. Term H Loan
4.00%, 01/27/21	354,104	342,301
Ciena Corporation Term Loan
4.25%, 04/25/21	298,500	299,992
Cincinnati Bell, Inc. Term B Loan
4.00%, 09/10/20	433,059	434,064
Clark Equipment Co. Term B Loan
4.50%, 05/28/21	290,086	293,895
ColourOZ Investment 2 LLC Term Loan
0.00%, 09/07/21 S	180,209	180,885
Communications Sales & Leasing, Inc. Term B Loan
4.50%, 10/24/22	874,306	886,109
Concentra, Inc. Term B Loan
4.00%-5.75%, 06/01/22	348,232	349,103
Concordia International Corporation Term B Loan
5.25%, 10/21/21	167,305	129,766
Consolidated Communications, Inc. Term B Loan
4.00%, 10/05/23	369,075	370,987
Consolidated Communications, Inc. Term B-2 Loan
0.00%, 10/05/23 S	175,000	175,906
Cooper-Standard Automotive, Inc. Term B-1 Loan
3.75%, 11/02/23	470,000	474,503
Cortes NP Intermediate Holding II Corporation Term B Loan
6.00%, 11/30/23	555,000	561,938
CPG International, Inc. Term B Loan
4.75%, 09/30/20	967,500	973,547
CSC Holdings LLC Term B Loan
3.88%, 10/11/24	500,000	504,895
Cumulus Media Holdings, Inc. Term B Loan
4.25%, 12/23/20	848,130	575,312
CWGS Group LLC Term B Loan
4.50%, 11/08/23	520,000	527,582

	Par	Value
DaVita, Inc. Term B Loan
3.52%, 06/24/21	$487,500	$491,644
Dell International LLC Term B Loan
4.02%, 09/07/23	900,000	914,823
Delta 2 Lux S.à r.l. Term B Loan
5.07%, 04/30/19	1,534,962	1,549,836
Diebold Nixdorf, Inc. Term B Loan
5.25%, 11/06/23	390,775	396,027
DigitalGlobe, Inc. Term B Loan
3.51%, 12/22/23	250,000	251,562
Dole Food Co., Inc. Term B Loan
4.50%-6.25%, 11/01/18	457,123	459,522
DPx Holdings BV Term B Loan
4.25%, 03/11/21	1,065,131	1,072,236
Dynegy, Inc. Term C Loan
5.00%, 06/27/23	470,000	475,678
Eastern Power LLC Term B Loan
5.00%, 10/02/21	699,189	704,783
Entegris, Inc. Term B Loan
2.75%, 04/30/21	508,370	511,969
Envision Healthcare Corporation Term C Loan
4.00%, 12/01/23	720,000	726,754
Equinix, Inc. Term B Loan
0.00%, 01/09/23 S	290,000	292,900
ESH Hospitality, Inc. Term B Loan
3.77%, 08/30/23	633,412	640,437
EVO Payments International LLC Term Loan
6.00%, 12/22/23	680,000	683,400
EWT Holdings III Corporation Term Loan
4.75%, 01/15/21	411,816	414,134
5.50%, 01/15/21	258,050	260,148
FCA US LLC Term B Loan
3.50%, 05/24/17	292,153	292,746
Federal-Mogul Holdings Corporation Term C Loan
4.75%, 04/15/21	217,326	214,948
Filtration Group, Inc. Term B Loan
4.25%, 11/21/20	705,049	709,674
Filtration Group, Inc. Term DD Loan
0.00%, 11/21/20 S	101,038	101,228
First Data Corporation Term Loan
3.76%, 03/24/21	681,777	689,447

250	See Notes to Financial Statements.

	Par	Value
Flex Acquisition Co., Inc. Term Loan
0.00%, 12/29/23 S	$215,000	$216,791
Flint Group GmbH Term C Loan
0.00%, 09/07/21 S	29,791	29,902
Floor & Decor Outlets of America, Inc. Term B Loan
5.25%, 09/30/24	319,200	319,998
Frank Russell Co. Term B Loan
6.75%, 06/01/23	398,000	403,970
Garda World Security Corporation Term B Loan
4.00%-5.50%, 11/09/20	932,350	932,350
Garda World Security Corporation Term B-DD Loan
4.00%-5.75%, 11/09/20	238,508	238,508
Gardner Denver, Inc. Term Loan
4.25%-4.57%, 07/30/20	442,725	437,846
Genesys Telecommunications Laboratories, Inc. Term B Loan
6.25%, 12/02/23	775,000	788,082
Global Eagle Entertainment, Inc. Term Loan
0.00%, 12/22/22 S	260,000	254,800
Granite Acquisition, Inc. Term B Loan
5.00%, 12/17/21	804,698	805,366
Granite Acquisition, Inc. Term C Loan
5.00%, 12/17/21	36,145	36,175
Granite Acquisition, Inc. Term Loan
8.25%, 12/17/22	150,000	143,250
Gray Television, Inc. Term B Loan
3.94%, 06/13/21	375,900	381,069
Greatbatch, Ltd. Term B Loan
5.25%, 10/27/22	554,400	556,651
Harbor Freight Tools USA, Inc. Term Loan
3.89%, 08/16/23	468,825	475,074
Harland Clarke Holdings Corporation Term B-5 Loan
7.00%, 12/31/19	251,750	252,694
HC Group Holdings III, Inc. Term B Loan
6.00%, 04/07/22	619,354	593,032
HCA, Inc. Term B-6 Loan
4.02%, 03/17/23	393,334	397,924
HD Supply, Inc. Term B Loan
3.75%, 08/13/21	345,634	347,148
3.75%, 10/17/23	94,762	95,395
Headwaters, Inc. Term B-1 Loan
4.00%, 03/24/22	912,472	916,751

	Par	Value
Hilton Worldwide Finance LLC Term B-1 Loan
3.50%, 10/26/20	$48,279	$48,674
Hilton Worldwide Finance LLC Term B-2 Loan
3.26%, 10/25/23	308,168	311,481
HNC Holdings, Inc. Term B Loan
5.50%, 09/30/23	295,000	297,767
Hoffmaster Group, Inc. Term Loan
5.50%, 11/23/23	395,000	398,950
HUB International, Ltd. Term B Loan
4.00%, 10/02/20	153,573	154,655
Hubbard Radio LLC Term B Loan
4.25%, 05/27/22	457,770	453,480
Impax Laboratories, Inc. Term A-1 Loan
4.09%, 08/03/21+	434,500	438,845
Ineos Styrolution US Holding LLC Term B Loan
4.75%, 09/30/21	453,862	459,536
Infinity Acquisition LLC Term B Loan
4.25%, 08/06/21	683,898	658,252
Infor US, Inc. Term B-3 Loan
3.75%, 06/03/20	545,372	545,274
Informatica LLC Term B Loan
4.50%, 08/06/22	320,938	319,198
Information Resources, Inc. Term B Loan
4.75%-6.50%, 09/26/20	448,378	450,431
0.00%, 12/20/23 S	730,000	734,562
Information Resources, Inc. Term Loan
0.00%, 12/20/24 S	525,000	520,627
Intrawest Operations Group LLC Term B Loan
4.50%, 12/09/20	440,000	445,315
inVentiv Group Holdings Inc. Term B Loan
4.75%, 11/09/23	385,000	388,161
ION Media Networks, Inc. Term B Loan
4.75%, 12/18/20	950,062	958,974
Jazz Acquisition, Inc. Term Loan
4.50%, 06/19/21	430,792	402,252
KAR Auction Services, Inc. Term B-3 Loan
4.50%, 03/09/23	397,000	401,962
KFC Holding Co. Term B Loan
3.49%, 06/16/23	746,250	756,048
KIK Custom Products, Inc. Term B Loan
6.00%, 08/26/22	771,297	777,082
Kronos Worldwide, Inc. Term B Loan
0.00%, 02/18/20 S	650,000	654,875

See Notes to Financial Statements.	251

FLEXIBLE INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Landslide Holdings, Inc. Term Loan
5.50%, 09/21/22	$305,000	$308,431
Level 3 Financing, Inc. Term B Loan
3.50%, 01/31/22	290,000	293,262
Liberty Cablevision of Puerto Rico LLC Term B Loan
4.50%, 01/07/22	800,000	793,504
Life Time Fitness, Inc. Term B Loan
4.25%, 06/10/22	443,994	446,423
Lightstone Generation LLC Term B Loan
0.00%, 12/15/23 S	465,652	470,891
Lightstone Generation LLC Term C Loan
0.00%, 12/24/23 S	44,348	44,847
Lions Gate Entertainment Corporation Term B Loan
3.75%, 12/08/23	730,000	733,650
LTS Buyer LLC Term B Loan
4.09%, 04/13/20	761,825	765,398
Lully Finance LLC Term B-1 Loan
5.00%, 07/11/22	290,738	290,252
MacDermid, Inc. Term B-4 Loan
5.00%, 06/07/23	364,088	368,504
Mallinckrodt International Finance SA Term B Loan
3.50%, 03/19/21	500,372	501,103
Manitowoc Foodservice, Inc. Term B Loan
5.75%, 03/03/23	346,923	351,693
Masergy Communications, Inc. Term Loan
5.50%, 12/15/23	350,000	351,897
Match Group, Inc. Term B Loan
4.20%, 11/16/22	225,000	228,094
Mauser Holding S.à.r.l Term Loan
4.50%, 07/31/21	614,008	617,845
McGraw-Hill Global Education Holdings LLC Term Loan
5.00%, 05/04/22	586,526	586,620
Media General, Inc. Term B Loan
4.00%, 07/31/20	674,675	674,783
Methanol Holdings Trinidad, Ltd. Term B Loan
4.27%, 06/30/22	295,500	288,482
Midas Intermediate Holdco II LLC Term B Loan
4.50%, 08/18/21	203,439	205,728
Mission Broadcasting, Inc. Term B Loan
0.00%, 09/26/23 S	35,591	35,869

	Par	Value
Mission Broadcasting, Inc. Term B-2 Loan
3.75%, 10/01/20	$569,148	$572,990
Mitel U.S. Holdings, Inc. Term B Loan
5.50%, 04/29/22	403,284	407,116
MoneyGram International, Inc. Term B Loan
4.25%, 03/28/20	619,954	611,690
MPH Acquisition Holdings LLC Term B Loan
4.00%, 06/07/23	1,596,081	1,622,592
MRC Global US, Inc. Term B Loan
5.00%, 11/09/19	263,208	264,195
MTL Publishing LLC Term B-3 Loan
3.38%, 08/20/22	452,551	454,940
MTS Systems Corporation Term B Loan
5.00%, 07/05/23	623,438	631,623
Multi Packaging Solutions, Inc. Term B Loan
4.25%, 09/30/20	757,911	757,911
Nature’s Bounty Co. Term B Loan
5.00%, 05/05/23	487,550	491,055
Nautilus Merger Sub, Inc. Term B Loan
4.00%, 03/13/21	328,862	327,079
Navistar, Inc. Term B Loan
6.50%-7.75%, 08/07/20	360,750	364,899
Neiman Marcus Group, Ltd. LLC Term Loan
4.25%, 10/25/20	509,246	441,389
Nexeo Solutions LLC Term B Loan
5.25%, 06/09/23	741,275	746,835
Nexstar Broadcasting, Inc. Term B Loan
0.00%, 09/26/23 S	399,409	402,528
Nexstar Broadcasting, Inc. Term B-2 Loan
3.75%, 10/01/20	645,423	649,780
NFP Corporation Term B Loan
0.00%, 12/09/23 S	585,000	589,388
NFP Corporation Term Loan
6.25%, 07/01/20	778,530	784,696
NMSC Holdings, Inc. Term B Loan
6.00%, 04/19/23	270,935	272,967
North American Lifting Holdings, Inc. Term Loan
5.50%, 11/27/20	485,195	416,865
10.00%, 11/27/21	250,000	122,500
Ocwen Loan Servicing LLC Term B Loan
6.00%, 12/05/20	370,000	373,545

252	See Notes to Financial Statements.

	Par	Value
ON Semiconductor Corporation Term B Loan
4.02%, 03/31/23	$528,675	$535,093
Orion Engineered Carbons GmbH Term Loan
3.84%, 07/25/21	408,788	409,299
Peak 10, Inc. Term Loan
5.00%, 06/17/21	356,312	359,430
Penn Engineering & Manufacturing Corporation Term B Loan
4.00%, 08/29/21	502,430	502,847
Petco Animal Supplies, Inc. Term B-1 Loan
5.00%, 01/26/23	286,925	288,156
PetSmart, Inc. Term B Loan
4.00%, 03/10/22	563,570	564,979
Pharmaceutical Product Development LLC Term B Loan
4.25%, 08/18/22	952,497	962,261
Pinnacle Foods Finance LLC Term I Loan
3.51%, 01/13/23	492,513	500,107
Press Ganey Holdings, Inc. Term Loan
4.25%, 10/21/23	475,000	477,375
Prestige Brand, Inc. Term B-3 Loan
3.50%, 09/03/21	81,964	82,497
Quebecor Media, Inc. Term B-1 Loan
3.40%, 08/17/20	1,162,310	1,162,798
Quikrete Holdings, Inc. Term B Loan
0.00%, 11/15/23 S	595,000	600,456
Quincy Media, Inc. Term B Loan
5.00%-6.75%, 11/02/22	557,228	559,668
Radiate Holdco LLC Term Loan
0.00%, 12/09/23 S	615,000	618,758
Reynolds Group Holdings, Inc. Term Loan
4.25%, 02/05/23	559,676	566,543
Road Infrastructure Investment LLC Term A Loan
5.00%, 06/13/23	200,000	201,438
Rocket Software, Inc. Term Loan
5.25%, 09/28/23	413,962	418,620
RP Crown Parent LLC Term B Loan
4.50%, 10/12/23	330,000	333,218
RPI Finance Trust Term B-5 Loan
3.50%, 10/14/22	768,075	776,716
Sabre GLBL, Inc. Term B-2 Loan
4.50%, 02/19/19	806,726	810,090
Safway Group Holding LLC Term B Loan
0.00%, 08/19/23 S	653,788	662,777

	Par	Value
SAM Finance Lux S.à r.l. Term B Loan
4.25%, 12/17/20	$441,542	$443,198
Sandy Creek Energy Associates LP Term B Loan
5.00%-6.25%, 11/08/20	126,324	105,480
SBA Senior Finance II LLC Term B-2 Loan
3.27%, 06/10/22	573,083	574,911
Seadrill Operating LP Term B Loan
4.00%, 02/21/21	485,000	330,285
SeaWorld Parks & Entertainment, Inc. Term B-2 Loan
3.09%, 05/14/20	246,728	243,336
Sedgwick Claims Management Services, Inc. Term Loan
3.75%-6.75%, 02/28/21	289,379	289,793
ServiceMaster Co. LLC Term B Loan
3.27%, 11/08/23	645,000	646,612
SFR Group Term B-7 Loan
5.14%, 01/15/24	845,750	855,721
SFR Group Term B-10 Loan
4.04%, 01/31/25	230,000	231,782
SIG Combibloc US Acquisition, Inc. Term B Loan
4.00%, 03/13/22	594,092	598,328
Signode Industrial Group US, Inc. Term B Loan
3.75%, 05/01/21	703,653	708,930
Sinclair Television Group, Inc. Term B-2 Loan
0.00%, 01/31/24 S	365,000	364,544
SiteOne Supply Holding LLC Term B Loan
6.25%, 04/29/22	233,825	234,994
SolarWinds Holdings, Inc. Term B Loan
5.50%, 02/05/23	636,800	644,079
Solenis International LP Term Loan
4.25%, 07/31/21	682,776	683,630
Southcross Holdings Borrower LP Term B Loan
0.00%, 04/13/23 S	135,729	102,927
Spectrum Brands, Inc. Term B Loan
3.31%-3.37%, 06/23/22	433,899	439,479
Spin Holdco, Inc. Term B Loan
4.25%, 11/08/19	967,775	963,623
Sterigenics-Nordion Holdings LLC Term B Loan
4.25%, 05/15/22	593,985	595,844
Summit Materials LLC Term B Loan
4.00%, 07/17/22	492,500	496,504

See Notes to Financial Statements.	253

FLEXIBLE INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Surgical Care Affiliates, Inc. Term Loan
3.75%, 03/17/22	$389,025	$391,215
Sybil Software LLC Term B Loan
5.00%, 08/03/22	399,938	405,689
Team Health, Inc. Term B Loan
3.77%, 11/23/22	386,078	386,240
Telesat Canada Term B Loan
4.50%, 11/17/23	450,000	455,764
Texas Competitive Electric Holdings Co. LLC DIP Term B Loan
5.00%, 10/31/17	647,357	654,744
Texas Competitive Electric Holdings Co. LLC DIP Term C Loan
5.00%, 10/31/17	147,643	149,327
TierPoint LLC Term B Loan
5.25%, 12/02/21	482,538	482,842
Time, Inc. Term B-DD Loan
4.25%, 04/24/21	731,808	734,098
Tower Automotive Holdings USA LLC Term B Loan
4.00%, 04/23/20	260,803	262,107
Trans Union LLC Term B-2 Loan
3.52%, 04/09/21	1,243,434	1,253,431
Tribune Media Co. Term B Loan
3.77%, 12/27/20	738,750	744,106
TricorBraun, Inc. Delayed Draw Term DD Loan
0.00%, 10/31/23 S	52,273	52,752
TricorBraun, Inc. Term Loan
4.75%, 10/30/23	522,727	527,521
tronc, Inc. Term B Loan
5.75%, 08/04/21	380,424	378,997
Tronox Pigments Holland BV Term B Loan
4.50%, 03/19/20	420,641	422,042
TTM Technologies, Inc. Term B Loan
5.25%, 07/31/21	221,290	224,056
UFC Holdings LLC Term B Loan
5.00%, 08/18/23	530,000	536,360
Univar USA, Inc. Term B Loan
4.25%, 07/01/22	340,688	343,597
Univision Communications, Inc. Term C-4 Loan
4.00%, 03/01/20	1,098,801	1,104,295
UPC Financing Partnership Term AN Loan
4.08%, 08/31/24	460,000	464,600

	Par	Value
US Foods, Inc. Term B Loan
3.77%, 06/27/23	$407,950	$412,030
USIC Holdings, Inc. Term Loan
4.75%, 12/09/23	370,000	372,157
Valeant Pharmaceuticals International, Inc. Term BC-2 Loan
5.25%, 12/11/19	253,498	252,773
Valeant Pharmaceuticals International, Inc. Term BF-1 Loan
5.50%, 04/01/22	779,834	779,982
Vantiv LLC Term B Loan
3.25%, 10/14/23	511,250	515,340
VCVH Holding Corporation Term Loan
6.00%, 06/01/23	348,250	346,073
VF Holdings Corporation Term Loan
4.75%, 06/17/23	350,000	350,749
VFH Parent LLC Term B Loan
4.25%, 10/27/23	220,000	221,307
Virgin Media Bristol LLC Term I Loan
0.00%, 01/31/25 S	655,000	657,541
Vistra Operations Co. LLC Term B-2 Loan
4.00%, 08/04/23	210,000	212,625
Walter Investment Management Corporation Term Loan
4.75%, 12/18/20	274,583	260,580
WASH Multifamily Laundry Systems LLC Term B Loan
4.25%, 05/14/22	295,588	295,219
4.25%, 05/14/22	51,766	51,702
Waste Industries USA, Inc. Term B Loan
3.52%, 02/27/20	544,458	547,181
WaveDivision Holdings LLC Term Loan
4.00%, 10/15/19	806,459	810,693
West Corporation Term B-12 Loan
3.75%, 06/17/23	442,079	442,631
Western Digital Corporation Term B Loan
4.52%, 04/29/23	417,900	424,298
WEX, Inc. Term B Loan
4.27%, 07/01/23	278,600	282,300
WideOpenWest Finance LLC Term B Loan
4.50%, 08/19/23	1,002,488	1,012,332
William Morris Endeavor Entertainment LLC Term B Loan
5.25%, 05/06/21	1,338,402	1,350,956
WMG Acquisition Corporation Term Loan
3.75%, 11/01/23	590,000	594,549

254	See Notes to Financial Statements.

	Par	Value
Xplornet Communications, Inc. Term B Loan
0.00%, 09/09/21 S	$449,100	$452,468
XPO Logistics, Inc. Term B-2 Loan
4.25%, 10/30/21	471,710	477,460
Yankee Cable Acquisition LLC Term B Loan
4.25%, 03/01/20	458,011	458,203
Zayo Group LLC Term B Loan
3.75%, 07/02/19	404,522	408,624
Zebra Technologies Corporation Term B Loan
3.45%, 10/27/21	335,781	339,417
Zekelman Industries, Inc. Term B Loan
6.00%, 06/14/21	313,425	315,776
Ziggo BV Term B-1 Loan
3.50%, 01/15/22	306,251	307,528
Ziggo BV Term B-2 Loan
3.50%, 01/15/22	181,495	182,252
Ziggo BV Term B3-DD Loan
3.50%, 01/15/22	56,396	56,631

Total Loan Agreements (Cost $130,155,993)		130,772,452

	Shares	Value
COMMON STOCKS — 0.1%
Energy — 0.0%
SouthCross Holdings LP Class A*	148	$52,540

Technology — 0.1%
Aretec Group, Inc.*	7,976	103,688

Total Common Stocks (Cost $72,110)		156,228

MONEY MARKET FUND — 8.7%
GuideStone Money Market Fund (Investor Class)¥ (Cost $13,334,211)	13,334,211	13,334,211

TOTAL INVESTMENTS — 102.1% (Cost $156,260,153)		157,112,004
Liabilities in Excess of Other Assets — (2.1)%		(3,178,339)

NET ASSETS — 100.0%		$153,933,665

See Notes to Financial Statements.	255

FLEXIBLE INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2016, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Corporate Bonds	$11,743,894	$—	$11,743,894	$—
Foreign Bonds	1,105,219	—	1,105,219	—
Loan Agreements	130,772,452	—	120,875,402	9,897,050
Common Stocks	156,228	—	—	156,228
Money Market Fund	13,334,211	13,334,211	—	—

Total Assets - Investments in Securities	$157,112,004	$13,334,211	$133,724,515	$10,053,278

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2016.

The unobservable inputs used in the fair value measurement of the reporting entity’s common stock and loan agreements are values based on evaluated quotations received from dealers who make markets in such securities. Significant increases (decreases) in those evaluated quotations would result in a significantly higher (lower) fair value measurement.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Value	Common Stock	Loan Agreements
Balance, 12/31/15	$7,948,758	$—	$7,948,758
Accrued discounts/premiums	—	—	—
Realized gain (loss)(1)	1,154,861	—	1,154,861
Change in unrealized appreciation (depreciation)(2)	444,828	84,118	360,710
Purchases	8,549,471	72,110	8,477,361
Sales	(5,118,663)	—	(5,118,663)
Transfers in to Level 3(3)	1,591,496	—	1,591,496
Transfers out of Level 3(4)	(4,517,473)	—	(4,517,473)
Maturities	—	—	—
Paydowns	—	—	—

Balance, 12/31/16	$10,053,278	$156,228	$9,897,050

(1)	Realized gain (loss) from the sale of Level 3 securities is included on the Statement of Operations in Net realized gain (loss) from: Investment securities.

(2)	Change in unrealized appreciation (depreciation) is located on the Statement of Operations in Net change in unrealized appreciation (depreciation) on: Investment securities.

(3)

Transfers in to Level 3 represent the value of securities at December 31, 2016 that were transferred from Level 1 and Level 2 to Level 3 of the fair value hierarchy as a result of the inability of the Fund to obtain a price using an objective method such as a pricing vendor.

(4)

Transfers out of Level 3 represent the value of securities at December 31, 2016 that were transferred from Level 3 to Level 2 of the fair value hierarchy as a result of the ability of the Fund to obtain a price using an objective method such as a pricing vendor.

256	See Notes to Financial Statements.

Real Estate Securities Fund (Unaudited)

Global real estate securities performed well in the first half of 2016 before reversing course and giving up some of the gains in the second half. In the first half of 2016, global real estate securities were in a sweet spot of low rates and slow growth, but as economic data improved in the second half year, interest rates rose and put pressure on valuations. The FTSE EPRA/NAREIT Developed Index rose 4.06% for the year.

The direction of global property markets (and to a large extent broader equities) was dictated by central bank policy, resulting in brief bouts of volatility during 2016.

The Fund provides exposure to real estate by investing in public real estate securities with strong cash flow growth potential that provides the capacity for sustained dividend increases. The Fund was diversified among property sectors and geographical locations. The Fund slightly underperformed its benchmark, the FTSE EPRA/NAREIT Developed Index, for the 2016 calendar year (3.78% vs. 4.06%). Stock selection was neutral to positive in all regions and specifically strong in Japan and the Americas. Relative performance was negatively impacted by overweighting cyclical office names early in the year.

In 2016, exchange-listed equity index futures contracts were utilized to provide market exposure to the cash positions held in the Fund. Overall, derivative exposure had a slight positive impact on Fund performance for the year.

This Fund may be suitable for investors who seek the potential for current income and long-term capital appreciation. Investors should be willing to accept significant short-term fluctuations in account value and want to diversify their portfolio through exposure to publicly traded real estate securities. This Fund invests substantial assets in real estate investment trusts that involve equity market risks as well as risks linked directly to the real estate market. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. It is possible to lose money by investing in the Fund.

At December 31, 2016, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

%
Financial Services	53.0
Foreign Common Stocks	43.5
Money Market Funds	3.9
Consumer Discretionary	0.4
U.S. Treasury Obligation	0.2

101.0

Real Estate Securities Fund (Unaudited)

Average Annual Total Returns as of 12/31/16
	Institutional Class*	Investor Class*	Benchmark***
One Year	4.07%	3.78%	4.06%
Five Year	N/A	7.52%	7.18%
Ten Year	N/A	2.79%	1.48%
Since Inception(1)	1.25%	2.83%	1.48%
Inception Date	04/30/15	12/29/06
Total Fund Operating Expenses (May 1, 2016 Prospectus)(2)	0.93%	1.17%

(1)	The Since Inception benchmark performance is based on the start date of December 29, 2006, which corresponds with the inception date of the Investor Class, the longest operating class of the Fund.

(2)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2006 to December 31, 2016, with all dividends and capital gains reinvested, with the FTSE EPRA/NAREIT Developed Index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

258

REAL ESTATE SECURITIES FUND SCHEDULE OF INVESTMENTS	December 31, 2016

	Shares	Value
COMMON STOCKS — 53.4%
Consumer Discretionary — 0.4%
Hilton Worldwide Holdings, Inc.*	35,247	$958,718

		958,718

Financial Services — 53.0%
Agree Realty Corporation REIT	19,084	878,818
Alexandria Real Estate Equities, Inc. REIT	35,290	3,921,778
American Homes 4 Rent Class A REIT	90,468	1,898,019
Apartment Investment & Management Co. Class A REITΔ	35,561	1,616,247
Apple Hospitality REIT, Inc.	38,876	776,742
AvalonBay Communities, Inc. REIT	27,227	4,823,263
Boston Properties, Inc. REIT	10,522	1,323,457
Brandywine Realty Trust REIT	81,280	1,341,933
Brixmor Property Group, Inc. REIT	78,056	1,906,128
Camden Property Trust REIT	31,808	2,674,099
CoreSite Realty Corporation REITΔ	16,051	1,273,968
Corporate Office Properties Trust REIT	37,317	1,165,037
CubeSmart REIT	57,104	1,528,674
CyrusOne, Inc. REIT	30,951	1,384,438
DiamondRock Hospitality Co. REIT	108,297	1,248,664
Douglas Emmett, Inc. REIT	41,193	1,506,016
Duke Realty Corporation REIT	56,230	1,493,469
DuPont Fabros Technology, Inc. REIT	21,223	932,326
Empire State Realty Trust, Inc. Class A REIT	29,763	600,915
Equity LifeStyle Properties, Inc. REIT	13,563	977,892
Equity Residential REIT	14,278	918,932
Essex Property Trust, Inc. REIT	9,361	2,176,433
Federal Realty Investment Trust REIT	12,400	1,762,164
Four Corners Property Trust, Inc. REIT	84,995	1,744,097
General Growth Properties, Inc. REIT	199,235	4,976,890
Gramercy Property Trust REIT	107,746	989,108
HCP, Inc. REIT	139,141	4,135,270
Healthcare Trust of America, Inc. Class A REIT	63,165	1,838,733
Host Hotels & Resorts, Inc. REIT	47,402	893,054
Hudson Pacific Properties, Inc. REIT	22,094	768,429
Kimco Realty Corporation REIT	42,244	1,062,859
LaSalle Hotel Properties REIT	39,240	1,195,643
Liberty Property Trust REIT	20,247	799,757
Medical Properties Trust, Inc. REIT	52,597	646,943
Mid-America Apartment Communities, Inc. REIT	48,373	4,736,684
New York REIT, Inc.	93,781	949,064
Omega Healthcare Investors, Inc. REITΔ	40,190	1,256,339
Paramount Group, Inc. REIT	59,306	948,303

	Shares	Value
Pebblebrook Hotel Trust REITΔ	28,935	$860,816
Pennsylvania Real Estate Investment Trust REITΔ	62,993	1,194,347
Piedmont Office Realty Trust, Inc. Class A REIT	38,824	811,810
Prologis, Inc. REIT	142,085	7,500,667
Public Storage REIT	29,273	6,542,516
Regency Centers Corporation REITΔ	28,441	1,961,007
Retail Properties of America, Inc. Class A REIT	183,238	2,809,038
Rexford Industrial Realty, Inc. REIT	64,073	1,485,853
Simon Property Group, Inc. REIT	49,470	8,789,335
Spirit Realty Capital, Inc. REIT	120,875	1,312,703
STORE Capital Corporation REIT	106,346	2,627,810
Sunstone Hotel Investors, Inc. REIT	175,158	2,671,160
Urban Edge Properties REIT	46,439	1,277,537
VEREIT, Inc. REIT	199,093	1,684,327
Vornado Realty Trust REIT	59,279	6,186,949
Welltower, Inc. REIT	90,742	6,073,362

		118,859,822

Total Common Stocks (Cost $119,885,592)		119,818,540

FOREIGN COMMON STOCKS — 43.5%
Australia — 5.8%
Charter Hall Retail REIT	40,694	124,222
Dexus Property Group REIT	54,787	380,347
Goodman Group REIT	191,410	984,877
GPT Group (The) REIT	275,426	999,771
Ingenia Communities Group REIT	183,935	357,063
Investa Office Fund REIT	127,840	435,448
Mirvac Group REIT	867,713	1,333,778
Scentre Group REIT	1,133,865	3,796,708
Vicinity Centres REIT	911,135	1,965,992
Viva Energy REIT*	88,120	152,621
Westfield Corporation REIT	385,439	2,609,073

		13,139,900

Austria — 0.7%
BUWOG AG*	67,768	1,575,818

Belgium — 0.1%
Aedifica SA REIT	3,016	225,665

Bermuda — 0.2%
Kerry Properties, Ltd.	141,000	382,752

Canada — 2.1%
Allied Properties Real Estate Investment Trust REIT	41,190	1,102,879
Chartwell Retirement Residences	137,561	1,500,963
First Capital Realty, Inc.Δ	134,153	2,065,276

		4,669,118

France — 3.6%
Gecina SA REIT	12,376	1,712,484
ICADE REIT	8,966	639,808
Klepierre REIT	48,416	1,903,299
Unibail-Rodamco SE REIT	15,617	3,727,610

		7,983,201

See Notes to Financial Statements.	259

REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Germany — 2.7%
alstria office REIT-AGΔ*	64,476	$808,342
Deutsche Wohnen AG	47,342	1,487,069
LEG Immobilien AG*	11,492	892,766
TAG Immobilien AG	22,275	294,505
TLG Immobilien AG	19,049	358,931
Vonovia SE	67,029	2,180,605

		6,022,218

Hong Kong — 5.8%
Cheung Kong Property Holdings, Ltd.	479,809	2,942,152
Hongkong Land Holdings, Ltd.	177,600	1,124,208
Hysan Development Co., Ltd.	129,000	533,168
Link REIT	446,077	2,899,256
Sino Land Co., Ltd.	1,106,885	1,658,650
Sun Hung Kai Properties, Ltd.	206,995	2,615,966
Swire Properties, Ltd.	397,676	1,097,462
Wharf Holdings, Ltd. (The)	41,071	273,030

		13,143,892

Ireland — 0.7%
Green REIT PLC	369,624	533,826
Hibernia REIT PLC	747,997	969,267

		1,503,093

Italy — 0.1%
COIMA RES SpA 144A*	27,608	188,320

Japan — 11.1%
Activia Properties, Inc. REIT	131	617,591
Advance Residence Investment Corporation REIT	273	721,771
Daibiru Corporation	55,600	476,198
Frontier Real Estate Investment Corporation REITΔ	213	910,319
Global One Real Estate Investment Corporation REITΔ	237	888,180
GLP J-REIT	587	676,023
Hulic REIT, Inc.	282	473,157
Invesco Office J-REIT, Inc.	494	407,458
Japan Hotel REIT Investment Corporation	644	433,099
Japan Logistics Fund, Inc. REIT	493	1,039,360
Japan Real Estate Investment Corporation REIT	305	1,662,332
Japan Retail Fund Investment Corporation REIT	319	645,779
Mitsubishi Estate Co., Ltd.	257,185	5,121,695
Mitsui Fudosan Co., Ltd.	216,068	5,000,761
Mitsui Fudosan Logistics Park, Inc. REITΔ*	80	227,936
Mori Hills REIT Investment Corporation	654	883,564
Mori Trust Sogo REIT, Inc.	723	1,140,716
Nippon Accommodations Fund, Inc. REIT	158	690,806
Nippon Building Fund, Inc. REITΔ	135	747,337
Nippon Prologis, Inc. REIT	192	392,460
NTT Urban Development Corporation	95,000	836,406
Sekisui House REIT, Inc.	206	264,561
Sekisui House SI Residential Investment Corporation REIT	430	477,921

	Shares	Value
United Urban Investment Corporation REITΔ	118	$179,612

		24,915,042

Luxembourg — 0.2%
ADO Properties SA 144AΔ	12,828	432,245

Netherlands — 0.7%
InterXion Holding NV*	42,701	1,497,524

Norway — 0.1%
Entra ASA 144A	23,051	228,899

Singapore — 2.3%
CapitaLand Mall Trust REIT	813,606	1,059,039
CapitaLand, Ltd.	445,700	929,471
CDL Hospitality Trusts REIT	25,400	23,503
City Developments, Ltd.	146,303	836,508
Fortune Real Estate Investment Trust REIT	428,965	492,885
Frasers Logistics & Industrial Trust REITΔ*	1,029,200	657,397
Global Logistic Properties, Ltd.	186,000	282,568
Keppel REITΔ	451,500	318,013
Mapletree Commercial Trust REIT	607,178	584,893

		5,184,277

Spain — 0.4%
Inmobiliaria Colonial SA	20,425	141,537
Merlin Properties Socimi SA REIT	71,705	779,714

		921,251

Sweden — 1.4%
Castellum AB	63,858	875,449
D Carnegie & Co. AB*	23,040	275,653
Fabege AB	65,285	1,066,992
Hufvudstaden AB, A Shares	58,616	925,827

		3,143,921

Switzerland — 0.6%
PSP Swiss Property AG	16,408	1,417,955

United Kingdom — 4.9%
Assura PLC REIT	498,242	350,001
Big Yellow Group PLC REIT	44,816	378,612
British Land Co. PLC (The) REIT	244,419	1,896,203
Derwent London PLC REIT	14,615	499,282
Empiric Student Property PLC REIT	204,705	267,417
Great Portland Estates PLC REIT	103,947	856,382
Hammerson PLC REIT	183,139	1,293,271
Land Securities Group PLC REIT	140,641	1,847,665
LondonMetric Property PLC REIT	201,555	386,258
Primary Health Properties PLC REIT	314,856	431,684
Safestore Holdings PLC REIT	62,269	268,593
Segro PLC REIT	222,352	1,255,323
Shaftesbury PLC REIT	41,315	462,835
St. Modwen Properties PLC	92,243	345,476
UNITE Group PLC (The)	65,339	487,977

		11,026,979

Total Foreign Common Stocks (Cost $103,662,022)		97,602,070

260	See Notes to Financial Statements.

	Shares	Value
MONEY MARKET FUNDS — 3.9%
GuideStone Money Market Fund (Investor Class)¥	5,227,865	$5,227,865
Northern Institutional Liquid Assets Portfolio§	3,596,402	3,596,402

Total Money Market Funds (Cost $8,824,267)		8,824,267

	Par	Value
U.S. TREASURY OBLIGATION — 0.2%
U.S. Treasury Bill
0.60%, 06/22/17Ω‡‡ (Cost $398,881)	$400,000	$398,840

TOTAL INVESTMENTS — 101.0% (Cost $232,770,762)		226,643,717
Liabilities in Excess of Other Assets — (1.0)%		(2,259,841)

NET ASSETS — 100.0%		$224,383,876

See Notes to Financial Statements.	261

REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2016, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$119,818,540	$119,818,540	$—	$—
Foreign Common Stocks:
Australia	13,139,900	13,139,900	—	—
Austria	1,575,818	1,575,818	—	—
Belgium	225,665	225,665	—	—
Bermuda	382,752	382,752	—	—
Canada	4,669,118	4,669,118	—	—
France	7,983,201	7,983,201	—	—
Germany	6,022,218	6,022,218	—	—
Hong Kong	13,143,892	13,143,892	—	—
Ireland	1,503,093	1,503,093	—	—
Italy	188,320	188,320	—	—
Japan	24,915,042	24,915,042	—	—
Luxembourg	432,245	432,245	—	—
Netherlands	1,497,524	1,497,524	—	—
Norway	228,899	228,899	—	—
Singapore	5,184,277	5,184,277	—	—
Spain	921,251	921,251	—	—
Sweden	3,143,921	3,143,921	—	—
Switzerland	1,417,955	1,417,955	—	—
United Kingdom	11,026,979	11,026,979	—	—
Money Market Funds	8,824,267	8,824,267	—	—
U.S. Treasury Obligation	398,840	—	398,840	—

Total Assets - Investments in Securities	$226,643,717	$226,244,877	$398,840	$—

Other Financial Instruments***
Futures Contracts	$(92,554)	$(92,554)	$—	$—

Total Assets - Other Financial Instruments	$(92,554)	$(92,554)	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments (such as futures contracts), which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the “Financial Futures Contracts” disclosure in the Notes to Financial Statements.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2016.

262	See Notes to Financial Statements.

Global Natural Resources Equity Fund (Unaudited)

The Global Natural Resources Equity Fund primarily invests in equity securities of companies considered to be principally engaged in natural resources industries and related sectors or that supply goods, technology and services to such companies. The Fund outperformed its benchmark, the MSCI World Commodity Producers Index, for the 2016 calendar year (45.50% versus 30.53%).

After over two years of declines in the broad commodity market, commodity prices were quite strong in 2016, with natural gas, oil and copper prices rising by 59%, 45% and 17%, respectively. The increase in commodity prices has been driven by the ongoing improvement in fundamentals as inventory overhangs continue to be reduced. From an allocation perspective, all major commodity segments within the Fund generated positive returns, led by investments in North American natural gas and base metal producers.

From a stock selection perspective, the Fund’s benchmark-relative results benefited from strong stock selection within the North American natural gas and fertilizers sub-sectors. Stock selection within precious metals was a detractor to relative performance.

During the year, the Fund remained focused on achieving its objective of seeking long-term capital appreciation.

During the year, exchange-listed equity index futures contracts were utilized to provide market exposure to the cash positions held in the Fund. Overall, derivative exposure had a positive impact on Fund performance for the year.

This Fund may be suitable for investors who have a medium- to long-term investment horizon, possess a high tolerance for risk and seek to participate in the return potential of natural resources related equity securities. An investment in medium-, small- and micro-cap companies may involve greater risk and be more volatile and less liquid than an investment in a larger company. Investment in companies in natural resources industries may be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. Concentrating investments in the natural resources sector increases the risk of loss because the securities of many or all of the companies in the sector may decline in value due to developments adversely affecting the sector, including market, economic, political or regulatory developments. Prices of precious metals and of precious metal-related securities have historically been very volatile due to various economic, financial, social and political factors and may adversely affect the financial condition of companies involved with precious metals. It is possible to lose money by investing in the Fund.

At December 31, 2016, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.

	%
Foreign Common Stocks	50.1
Energy	39.0
Money Market Funds	12.7
Utilities	3.4
Materials & Processing	1.5
Financial Services	0.7
U.S. Treasury Obligation	0.7
Consumer Staples	0.4
Rights	—	**

	108.5

**Rounds to less than 0.05%

Global Natural Resources Equity Fund (Unaudited)

Average Annual Total Returns as of 12/31/16
	Investor Class*	Benchmark**
One Year	45.50%	30.53%
Since Inception	-7.09%	-0.83%
Inception Date	07/01/13
Total Fund Operating Expenses (May 1, 2016 Prospectus)(1)	1.29%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund since July 1, 2013 (commencement of operations), with all dividends and capital gains reinvested, with the MSCI World Commodity Producers Index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

264

GLOBAL NATURAL RESOURCES EQUITY FUND SCHEDULE OF INVESTMENTS	December 31, 2016

	Shares	Value
COMMON STOCKS — 45.0%
Consumer Staples — 0.4%
Archer-Daniels-Midland Co.	15,269	$697,030
Ingredion, Inc.	1,894	236,674

		933,704

Energy — 39.0%
Anadarko Petroleum Corporation	14,529	1,013,107
Antero Resources Corporation*	314,167	7,430,049
Apache Corporation	9,957	631,971
Cabot Oil & Gas Corporation	345,365	8,067,726
Chevron Corporation	49,583	5,835,919
Cimarex Energy Co.	2,493	338,799
Concho Resources, Inc.Δ*	3,695	489,957
ConocoPhillips	32,506	1,629,851
Continental Resources, Inc.Δ*	2,458	126,685
Denbury Resources, Inc.Δ*	1,505,459	5,540,089
Devon Energy Corporation	12,368	564,847
Diamondback Energy, Inc.*	2,322	234,661
EOG Resources, Inc.	15,129	1,529,542
EQT Corporation	4,534	296,524
Exxon Mobil Corporation	108,982	9,836,715
Hess Corporation	7,480	465,929
Laredo Petroleum, Inc.*	758,360	10,723,210
Marathon Oil Corporation	22,237	384,922
Murphy Oil CorporationΔ	4,293	133,641
Newfield Exploration Co.*	5,213	211,127
Noble Energy, Inc.	279,228	10,627,418
Occidental Petroleum Corporation	20,051	1,428,233
Parsley Energy, Inc. Class A*	4,007	141,207
Pioneer Natural Resources Co.	4,452	801,672
Range Resources Corporation	254,532	8,745,719
Southwestern Energy Co.*	530,768	5,742,910
Synergy Resources CorporationΔ*	510,310	4,546,862

		87,519,292

Financial Services — 0.7%
CDEV PIPE+*	87,802	1,561,600

Materials & Processing — 1.5%
CF Industries Holdings, Inc.Δ	6,119	192,626
FMC Corporation	3,512	198,639
Freeport-McMoRan, Inc.*	33,120	436,853
Monsanto Co.	11,485	1,208,337
Mosaic Co. (The)	8,731	256,080
Newmont Mining Corporation	13,926	474,459
Nucor Corporation	8,355	497,289

		3,264,283

Utilities — 3.4%
Calpine Corporation*	664,175	7,591,520

Total Common Stocks (Cost $102,052,957)		100,870,399

FOREIGN COMMON STOCKS — 50.1%
Australia — 5.7%
Alumina, Ltd.Δ	64,407	85,057
BHP Billiton, Ltd.	84,504	1,528,221
Fortescue Metals Group, Ltd.Δ	40,964	174,119
Iluka Resources, Ltd.	1,220,993	6,405,830
Mineral Resources, Ltd.	324,933	2,842,001
Newcrest Mining, Ltd.	20,168	294,724
Origin Energy, Ltd.	46,134	219,399
Rio Tinto, Ltd.	11,161	482,456

	Shares	Value
Santos, Ltd.	48,038	$139,360
South32, Ltd.	140,076	277,987
Woodside Petroleum, Ltd.	19,949	448,587

		12,897,741

Austria — 0.1%
OMV AG	3,875	136,893
voestalpine AG	2,992	117,446

		254,339

Bermuda — 3.8%
Bunge, Ltd.	3,660	264,399
Kosmos Energy, Ltd.Δ*	1,169,737	8,199,856

		8,464,255

Canada — 22.5%
Agnico Eagle Mines, Ltd.	5,904	248,226
Agrium, Inc.	3,490	350,807
ARC Resources, Ltd.	9,263	159,437
Barrick Gold Corporation	30,643	490,461
Cameco Corporation	10,420	108,961
Canadian Natural Resources, Ltd.Δ	28,922	921,739
Cenovus Energy Inc	21,869	330,645
Crescent Point Energy Corporation	14,219	193,272
Eldorado Gold Corporation*	18,849	60,647
Encana Corporation	25,093	294,541
First Quantum Minerals, Ltd.Δ	1,306,010	12,985,688
Franco-Nevada Corporation	4,715	281,920
Goldcorp, Inc.	22,413	305,150
HudBay Minerals, Inc.	515,035	2,946,016
Husky Energy Inc*	9,271	112,482
Imperial Oil, Ltd.Δ	7,739	269,235
Kinross Gold Corporation*	32,653	101,900
Peyto Exploration & Development Corporation	55,053	1,361,717
Potash Corporation of Saskatchewan	22,050	398,909
Prairiesky Royalty LtdΔ	5,421	128,959
Seven Generations Energy Ltd, Class A*	6,348	148,033
Silver Wheaton Corporation	11,564	223,416
Suncor Energy, Inc.	43,700	1,428,839
Teck Resources, Ltd. Class BΔ	14,930	298,789
Tourmaline Oil Corporation*	96,295	2,575,469
Turquoise Hill Resources, Ltd.*	26,374	84,662
Turquoise Hill Resources, Ltd.Δ*	5,015,258	16,199,284
Vermilion Energy, Inc.	3,014	126,810
West Fraser Timber Co., Ltd	1,771	63,327
Whitecap Resources, Inc.Δ	801,533	7,259,257
Yamana Gold, Inc.	24,897	69,908

		50,528,506

Chile — 6.2%
Sociedad Quimica y Minera de Chile SA ADRΔ	486,615	13,941,520

Finland — 0.2%
Stora Enso OYJ, R Shares	14,495	155,786
UPM-Kymmene OYJ	14,043	345,022

		500,808

France — 1.3%
TOTAL SA	58,412	2,995,676

See Notes to Financial Statements.	265

GLOBAL NATURAL RESOURCES EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Germany — 0.2%
K+S AG	5,036	$120,283
thyssenKrupp AGΔ	9,679	230,671

		350,954

Israel — 0.0%
Israel Chemicals, Ltd.	13,431	55,090

Italy — 0.5%
Eni SpA	66,934	1,089,990

Japan — 0.7%
Hitachi Metals, Ltd.	5,600	75,897
Inpex Corporation	25,000	250,481
JFE Holdings, Inc.	13,700	208,650
Kobe Steel, Ltd.*	8,100	77,414
Maruichi Steel Tube, Ltd.	1,500	48,834
Mitsubishi Materials Corporation	2,600	79,863
Nippon Steel & Sumitomo Metal Corporation	21,300	475,115
Oji Holdings Corporation	21,000	85,527
Sumitomo Metal Mining Co., Ltd.	13,000	167,624

		1,469,405

Jersey — 0.6%
Glencore PLC*	321,934	1,100,397
Randgold Resources, Ltd.	2,465	194,880

		1,295,277

Luxembourg — 0.2%
ArcelorMittal*	48,398	357,439

Mauritius — 0.0%
Golden Agri-Resources, Ltd.	185,800	55,170

Norway — 0.4%
Norsk Hydro ASA	35,385	169,235
Statoil ASA	29,749	545,692
Yara International ASA	4,673	183,990

		898,917

Papua New Guinea — 0.1%
Oil Search, Ltd.	36,058	186,573

Portugal — 0.1%
Galp Energia SGPS SA	13,189	197,006

Singapore — 0.1%
Wilmar International, Ltd.	50,500	125,191

Spain — 0.2%
Repsol SA	28,922	408,570

	Shares	Value
Sweden — 0.1%
Boliden AB	7,196	$187,906
Lundin Petroleum AB*	4,926	107,110

		295,016

Switzerland — 0.4%
Syngenta AG	2,436	962,869

United Kingdom — 6.7%
Anglo American PLC*	36,895	527,448
Antofagasta PLC	10,376	86,315
BHP Billiton PLC	55,572	894,787
BP PLC	494,227	3,103,917
Fresnillo PLC	5,817	87,532
Mondi PLC	9,663	198,400
Ophir Energy PLC*	2,402,838	2,857,630
Rio Tinto PLC	32,550	1,267,027
Royal Dutch Shell PLC, A Shares	113,819	3,145,585
Royal Dutch Shell PLC, B Shares	98,549	2,858,991

		15,027,632

Total Foreign Common Stocks (Cost $103,041,852)		112,357,944

	Par
U.S. TREASURY OBLIGATION — 0.7%
U.S. Treasury Bills
0.53%, 05/04/17Ω‡‡ (Cost $1,496,925)	$1,500,000	1,497,076

	Shares
RIGHTS — 0.0%
Repsol SA* (Cost $10,086)	28,922	10,717

MONEY MARKET FUNDS — 12.7%
GuideStone Money Market Fund (Investor Class)¥	7,533,955	7,533,955
Northern Institutional Liquid Assets Portfolio§	20,834,068	20,834,068

Total Money Market Funds (Cost $28,368,023)		28,368,023

TOTAL INVESTMENTS — 108.5%
(Cost $234,969,843)		243,104,159
Liabilities in Excess of Other Assets — (8.5)%		(18,951,096)

NET ASSETS — 100.0%		$224,153,063

266	See Notes to Financial Statements.

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2016, in valuing the Fund’s investments carried at fair value:

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$100,870,399	$99,308,799	$1,561,600	$—
Foreign Common Stocks:
Australia	12,897,741	12,897,741	—	—
Austria	254,339	254,339	—	—
Bermuda	8,464,255	8,464,255	—	—
Canada	50,528,506	50,528,506	—	—
Chile	13,941,520	13,941,520	—	—
Finland	500,808	500,808	—	—
France	2,995,676	2,995,676	—	—
Germany	350,954	350,954	—	—
Israel	55,090	55,090	—	—
Italy	1,089,990	1,089,990	—	—
Japan	1,469,405	1,469,405	—	—
Jersey	1,295,277	1,295,277	—	—
Luxembourg	357,439	357,439	—	—
Mauritius	55,170	55,170	—	—
Norway	898,917	898,917	—	—
Papua New Guinea	186,573	186,573	—	—
Portugal	197,006	197,006	—	—
Singapore	125,191	125,191	—	—
Spain	408,570	408,570	—	—
Sweden	295,016	295,016	—	—
Switzerland	962,869	962,869	—	—
United Kingdom	15,027,632	15,027,632	—	—
Money Market Funds	28,368,023	28,368,023	—	—
Rights	10,717	10,717	—	—
U.S. Treasury Obligation	1,497,076	—	1,497,076	—

Total Assets - Investments in Securities	$243,104,159	$240,045,483	$3,058,676	$—

Other Financial Instruments***
Futures Contracts	$(151,774)	$(151,774)	$—	$—

Total Assets - Other Financial Instruments	$(151,774)	$(151,774)	$—	$—

***Other financial instruments are derivative instruments not reflected in the Schedule of Investments (such as futures contracts), which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the “Financial Futures Contracts” disclosure in the Notes to Financial Statements.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2016.

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the year ended December 31, 2016.

See Notes to Financial Statements.	267

STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2016

	Inflation Protected Bond Fund	Flexible Income Fund
Assets
Investments in securities of unaffiliated issuers, at value	$272,365,316	$143,777,793
Investments in securities of affiliated issuers, at value	3,843,344	13,334,211

Total investments, at value (1)(2)	276,208,660	157,112,004
Cash	286,721	2,392,418
Foreign currency (3)	928,325	—
Receivables:
Dividends and reclaims	413	1,006
Interest	849,690	585,622
Securities lending	—	—
Investment securities sold	1,766,912	2,685,657
Fund shares sold	140,466	77,301
Variation margin on financial futures contracts	81,101	—
Unrealized appreciation on foreign currency exchange contracts	400,851	—
Prepaid expenses and other assets	25,192	7,610

Total Assets	280,688,331	162,861,618

Liabilities
Options written, at value (4)	114,972	—
Unrealized depreciation on foreign currency exchange contracts	131,720	—
Collateral held for securities on loan, at value	—	—
Payables:
Investment securities purchased	1,920,325	8,761,583
Fund shares redeemed	56,767	11,315
Variation margin on financial futures contracts	85,825	—
Securities lending	—	—
Accrued expenses:
Investment advisory fees	69,621	82,372
Shareholder servicing fees	17,105	32,409
Other expenses	46,159	40,274

Total Liabilities	2,442,494	8,927,953

Net Assets	$278,245,837	$153,933,665

Net Assets Consist of:
Paid-in-capital	$284,005,276	$159,871,592
Undistributed (distributions in excess of) net investment income	1,479,806	—
Accumulated net realized loss on investments, foreign currency translations and derivative transactions	(7,748,602)	(6,789,778)
Net unrealized appreciation (depreciation) on investments, foreign currency translations and derivative transactions	509,357	851,851

Net Assets	$278,245,837	$153,933,665

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$196,913,783	N/A

Institutional shares outstanding	19,212,916	N/A

Net asset value, offering and redemption price per Institutional share	$10.25	N/A

Net assets applicable to the Investor Class	$81,332,054	$153,933,665

Investor shares outstanding	7,927,074	16,083,179

Net asset value, offering and redemption price per Investor share	$10.26	$9.57

(1) Investments in securities of unaffiliated issuers, at cost	$272,211,610	$142,925,942
Investments in securities of affiliated issuers, at cost	3,843,344	13,334,211

Total investments, at cost	$276,054,954	$156,260,153

(2) Includes securities loaned of:	$—	$—

(3) Foreign currency, at cost	$926,762	$—

(4) Premiums received on options written	$171,168	$—

268	See Notes to Financial Statements.

Real Estate Securities Fund	Global Natural Resources Equity Fund

$221,415,852	$235,570,204
5,227,865	7,533,955

226,643,717	243,104,159
—	1,162,362
217,625	520,487

1,090,502	400,341
—	—
4,045	14,105
1,586,974	—
112,108	103,382
—	17,880
—	—
35,220	8,518

229,690,191	245,331,234

—	—
—	—
3,596,402	20,834,068

1,324,426	—
130,455	48,873
24,150	47,190
607	2,114

129,932	153,465
20,938	48,232
79,405	44,229

5,306,315	21,178,171

$224,383,876	$224,153,063

$239,855,474	$314,692,883
(2,470,618)	(59,317)

(6,761,795)	(98,458,865)

(6,239,185)	7,978,362

$224,383,876	$224,153,063

$123,574,011	N/A

13,584,693	N/A

$9.10	N/A

$100,809,865	$224,153,063

11,046,304	30,209,911

$9.13	$7.42

$227,542,897	$227,435,888
5,227,865	7,533,955

$232,770,762	$234,969,843

$11,029,030	$37,420,856

$219,280	$523,731

$—	$—

See Notes to Financial Statements.	269

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2016

	Inflation Protected Bond Fund	Flexible Income Fund
Investment Income
Dividends	$—	$—
Income distributions received from affiliated funds	3,354	5,043
Interest	6,243,300	6,541,956
Securities lending	340	3,785
Less foreign taxes withheld	—	—

Total Investment Income	6,246,994	6,550,784

Expenses
Investment advisory fees	930,641	1,015,961
Transfer agent fees:
Institutional shares	4,139	—
Investor shares	20,877	20,200
Custodian fees	74,388	11,404
Shareholder servicing fees:
Investor shares	189,479	376,208
Accounting and administration fees	77,880	78,928
Professional fees	71,313	86,337
Blue sky fees:
Institutional shares	10,370	—
Investor shares	14,932	18,832
Shareholder reporting fees:
Institutional shares	979	—
Investor shares	5,801	5,431
Trustee expenses	2,686	1,291
Line of credit facility fees and interest expense	2,101	18,933
Other expenses	65,009	27,601

Total Expenses	1,470,595	1,661,126
Expenses waived/reimbursed net of amount recaptured(1)	(16,409)	19,998
Fees paid indirectly	—	—

Net expenses	1,454,186	1,681,124

Net Investment Income	4,792,808	4,869,660

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Capital gain distributions received from affiliated funds	349	565
Investment securities	1,588,413	(4,402,786)
Futures transactions	(588,148)	—
Option contracts written	1,869,454	—
Option contracts purchased	(2,723,022)	—
Foreign currency	(422,708)	—

Net realized gain (loss)	(275,662)	(4,402,221)

Net change in unrealized appreciation (depreciation) on:
Investment securities	7,087,955	8,788,098
Futures	173,241	—
Option contracts written	(83,162)	—
Option contracts purchased	(18,511)	—
Foreign currency	703,661	—

Net change in unrealized appreciation (depreciation)	7,863,184	8,788,098

Net Realized and Unrealized Gain	7,587,522	4,385,877

Net Increase in Net Assets Resulting from Operations	$12,380,330	$9,255,537

(1)See Note 3a and 3c in Notes to Financial Statements.

270	See Notes to Financial Statements.

Real Estate Securities Fund	Global Natural Resources Equity Fund

$7,515,672	$3,569,700
2,783	5,061
2,122	731
66,922	304,479
(343,005)	(309,596)

7,244,494	3,570,375

1,811,141	1,869,333

4,140	—
24,759	19,391
148,606	39,359

265,078	526,086
100,580	65,345
67,664	68,549

8,475	—
14,589	18,112

1,208	—
14,388	6,490
2,274	1,656
3,030	5,284
85,508	38,834

2,551,440	2,658,439
(62,548)	(24,465)
(21,209)	—

2,467,683	2,633,974

4,776,811	936,401

1,006	452
7,770,383	(17,754,504)
1,604,097	1,517,932
—	—
—	—
(33,436)	(138,608)

9,342,050	(16,374,728)

(4,574,171)	94,431,719
(132,084)	(151,774)
—	—
—	—
(12,011)	(2,594)

(4,718,266)	94,277,351

4,623,784	77,902,623

$9,400,595	$78,839,024

See Notes to Financial Statements.	271

STATEMENTS OF CHANGES IN NET ASSETS

	Inflation Protected Bond Fund
	For the Year Ended

	12/31/16	12/31/15
Operations:
Net investment income (loss)	$4,792,808	$(1,254,956)
Net realized gain (loss) on investment securities, foreign currency and derivative	(275,662)	1,426,417
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	7,863,184	(6,954,259)

Net increase (decrease) in net assets resulting from operations	12,380,330	(6,782,798)

Dividends and Distributions to Shareholders:
Dividends from net investment income
Institutional shares	(2,777,588)	—
Investor shares	(500,592)	(939,144)
Distributions from net realized capital gains
Institutional shares	—	—
Investor shares	—	—

Total dividends and distributions	(3,278,180)	(939,144)

Capital Share Transactions(1):
Proceeds from shares sold
Institutional shares	16,595,943	259,093,292
Investor shares	21,330,260	20,592,691
Reinvestment of dividends and distributions
Institutional shares	2,777,587	—
Investor shares	500,089	938,919

Total proceeds from shares sold and reinvested	41,203,879	280,624,902

Value of shares redeemed
Institutional shares	(64,223,909)	(14,235,444)
Investor shares	(9,663,957)	(259,752,863)

Total value of shares redeemed	(73,887,866)	(273,988,307)

Net increase (decrease) from capital share transactions(2)	(32,683,987)	6,636,595

Total increase (decrease) in net assets	(23,581,837)	(1,085,347)

Net Assets:
Beginning of Year	301,827,674	302,913,021

End of Year*	$278,245,837	$301,827,674

*Including undistributed (distributions in excess of) net investment income	$1,479,806	$387,537

(1)	Inception date for Institutional Class for Inflation Protected Bond Fund and Real Estate Securities Fund was May 1, 2015.
(2)	See Note 6 in Notes to Financial Statements.

272	See Notes to Financial Statements.

Flexible Income Fund		Real Estate Securities Fund		Global Natural Resources Equity Fund
For the Year Ended		For the Year Ended		For the Year Ended
12/31/16	12/31/15	12/31/16	12/31/15	12/31/16	12/31/15

$4,869,660	$4,736,552	$4,776,811	$4,369,399	$936,401	$(167,453)
(4,402,221)	(2,275,964)	9,342,050	9,716,638	(16,374,728)	(77,934,673)

8,788,098	(4,835,703)	(4,718,266)	(13,447,095)	94,277,351	(21,819,393)

9,255,537	(2,375,115)	9,400,595	638,942	78,839,024	(99,921,519)

—	—	(6,784,103)	(4,450,951)	—	—
(4,892,519)	(4,764,206)	(5,147,664)	(2,446,585)	(446,118)	(220,488)

—	—	(3,087,591)	(8,892,323)	—	—
—	—	(2,500,943)	(5,666,016)	—	—

(4,892,519)	(4,764,206)	(17,520,301)	(21,455,875)	(446,118)	(220,488)

—	—	13,242,076	169,837,132	—	—
30,475,798	31,155,171	21,840,266	34,118,123	57,349,533	82,083,602

—	—	9,833,784	13,324,780	—	—
4,891,969	4,746,733	7,641,677	8,108,339	445,882	220,392

35,367,767	35,901,904	52,557,803	225,388,374	57,795,415	82,303,994

—	—	(54,985,357)	(7,513,684)	—	—
(27,236,179)	(17,964,410)	(23,622,194)	(208,387,457)	(94,765,721)	(64,793,444)

(27,236,179)	(17,964,410)	(78,607,551)	(215,901,141)	(94,765,721)	(64,793,444)

8,131,588	17,937,494	(26,049,748)	9,487,233	(36,970,306)	17,510,550

12,494,606	10,798,173	(34,169,454)	(11,329,700)	41,422,600	(82,631,457)

141,439,059	130,640,886	258,553,330	269,883,030	182,730,463	265,361,920

$153,933,665	$141,439,059	$224,383,876	$258,553,330	$224,153,063	$182,730,463

$—	$—	$(2,470,618)	$(994,893)	$(59,317)	$(430,342)

See Notes to Financial Statements.	273

FINANCIAL HIGHLIGHTS

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated										Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Period (000)	Expenses, Net(1)	Expenses, Gross(2)	Investment Income/ (Loss), Net(1)	Portfolio Turnover Rate
Inflation Protected Bond Fund

Institutional Class
2016	$9.98	$0.17	#	$0.23 (3)	$(0.13)	$—	$10.25	3.99%	$196,914	0.40%	0.41%	1.63%	61%
2015(4)	10.41	0.12	#	(0.55)	—	—	9.98	(4.13)	234,584	0.40	0.41	1.75	45

Investor Class
2016	$9.96	$0.15	#	$0.22 (3)	$(0.07)	$—	$10.26	3.66%	$81,332	0.70%	0.71%	1.43%	61%
2015	10.22	(0.28	)#	0.05	(0.03)	—	9.96	(2.25)	67,244	0.66	0.67	(2.77)	45
2014	10.15	0.06	#	0.22	(0.21)	—	10.22	2.77	302,913	0.62	0.63	0.61	88
2013(5)	11.25	0.10	#	(1.06)	(0.09)	(0.05)	10.15	(8.64)	274,111	0.64	0.65	0.98	75
2012	11.16	0.21	#	0.46	(0.20)	(0.38)	11.25	6.06	197,762	0.65	0.66	1.80	94
Flexible Income Fund

Investor Class
2016	$9.29	$0.31	#	$0.28 (3)	$(0.31)	$—	$9.57	6.40%	$153,934	1.12%	1.10%	3.24%	68%
2015	9.76	0.33	#	(0.47)	(0.33)	—	9.29	(1.54)	141,439	1.15	1.20	3.37	50
2014	10.06	0.31	#	(0.29)	(0.30)	(0.02)	9.76	0.22	130,641	1.20	1.23	3.06	77
2013(6)	10.00	0.11	#	0.05	(0.10)	— †	10.06	1.57	109,163	1.20	1.26	2.22	25

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(4)	Inception date was April 30, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(5)	An out of period adjustment to Investment Income had no impact on Net Investment Income per Share or Total Return; however, the Ratio of Net Investment Income to Average Net Assets increased by 0.01%.
(6)	Inception date was July 1, 2013. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

274	See Notes to Financial Statements.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated										Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net		Expenses, Gross	Investment Income/ (Loss), Net(1)	Portfolio Turnover Rate
Real Estate Securities Fund

Institutional Class
2016	$9.46	$0.20	#	$0.18 (2)	$(0.50)	$(0.24)	$9.10	4.07%	$123,574	0.88	%(3)	0.90%	2.07%	130%
2015(4)	10.50	0.12	#	(0.33)	(0.27)	(0.56)	9.46	(1.89)	159,196	0.93	(3)	0.94	1.83	137

Investor Class
2016	$9.49	$0.16	#	$0.19 (2)	$(0.47)	$(0.24)	$9.13	3.78%	$100,810	1.14	%(3)	1.19%	1.68%	130%
2015	10.26	0.16	#	(0.13)	(0.24)	(0.56)	9.49	0.34	99,357	1.12	(3)	1.17	1.50	137
2014	9.36	0.23	#	1.28	(0.25)	(0.36)	10.26	16.13	269,883	1.15		1.15	2.23	129
2013(5)	10.60	0.17	#	(0.02)	(0.21)	(1.18)	9.36	1.49	234,903	1.05		1.05	1.56	168
2012	9.18	0.17	#	1.40	(0.15)	—	10.60	17.09	191,148	1.05		1.06	1.62	95
Global Natural Resources Equity Fund

Investor Class
2016	$5.11	$0.03	#	$2.29 (2)	$(0.01)	$—	$7.42	45.50%	$224,153	1.25%		1.26%	0.44%	32%
2015	7.81	—	#	(2.69)	(0.01)	—	5.11	(34.49)	182,730	1.36	(6)	1.37	(0.06)	63
2014	9.71	(0.02	)#	(1.68)	(0.02)	(0.18)	7.81	(17.49)	265,362	1.35	(6)	1.37	(0.17)	37
2013(7)(8)	10.00	(0.01	)#	(0.16)	(0.03)	(0.09)	9.71	1.69	260,722	1.42		1.42	(0.24)	18

#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(3)	The ratio for the Real Estate Securities Fund includes the effect of fees paid indirectly which decreased the ratio by 0.01% for the years 2015 and 2016.
(4)	Inception date was April 30, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(5)	An out of period adjustment to Investment Income had no impact on Net Investment Income per Share or Total Return; however, the Ratio of Net Investment Income to Average Net Assets increased by 0.03%.
(6)	The ratio for the Global Natural Resources Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.01% and 0.00% for the years 2014 and 2015.
(7)	An out of period adjustment to Investment Income had no impact on Net Investment Income per Share or Total Return; however, the Ratio of Net Investment Income to Average Net Assets increased by 0.01%.
(8)	Inception date was July 1, 2013. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

See Notes to Financial Statements.	275

NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF THE FUNDS

GuideStone Funds (the “Trust”) was organized as a Delaware statutory trust on March 2, 2000. The Trust has established twenty-seven series (each, a “Fund” and together, the “Funds”). Each Fund is a diversified, open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The MyDestination 2005, MyDestination 2015, MyDestination 2025, MyDestination 2035, MyDestination 2045 and MyDestination 2055 Fund are each referred to as a “Target Date Fund” and together as the “Target Date Funds.”

The Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund and Aggressive Allocation Fund are each referred to as an “Asset Allocation Fund” and together as the “Asset Allocation Funds.”

The remaining Funds are each referred to as a “Select Fund” and are together referred to as the “Select Funds.” The Money Market Fund is referred to as the “Money Market Fund.” The Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund and Global Bond Fund are together referred to as the “Fixed Income Funds.”

The Defensive Market Strategies Fund, Equity Index Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Index Fund, International Equity Fund and Emerging Markets Equity Fund are together referred to as the “Equity Funds.”

The Inflation Protected Bond Fund, Flexible Income Fund, Real Estate Securities Fund and the Global Natural Resources Equity Fund are together referred to as the “Real Return Select Funds.”

There are two classes of shares issued by the Funds — the Institutional Class and the Investor Class (each, a “Class” and together the “Classes”). The International Equity Index Fund issued the Institutional Class only. The Target Date Funds, Flexible Income Fund and the Global Natural Resources Equity Fund issued the Investor Class only. All Classes of shares have identical voting, dividend and liquidation rights. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each Class of shares based upon its relative net assets.

Each Fund is a separate mutual fund with its own investment objective, strategies and risks. The Select Funds invest directly in particular types of fixed-income obligations, stocks and other investments. The Target Date and Asset Allocation Funds primarily invest in a different mix of the Select Funds to meet a specified investment strategy. The Target Date Funds and Asset Allocation Funds are commonly referred to as “Fund of Funds.”

Following the close of business on November 20, 2015, pursuant to the Plan, the Asset Allocation Funds received all of the assets and liabilities of the I Series Funds. The transfer was treated as a non-taxable event and, accordingly, the I Series Funds’ basis in securities transferred reflected historical cost basis as of the date of the transfer. The shareholders of the I Series Funds received Institutional Class Shares of the respective Allocation Fund with an aggregate net asset value equal to the aggregate net asset value of their shares in the I Series Fund immediately prior to the transfer.

I Series Funds	Asset Allocation Funds
Conservative Allocation I	Conservative Allocation
Institutional Class	Institutional Class
Balanced Allocation I	Balanced Allocation
Institutional Class	Institutional Class
Growth Allocation I	Growth Allocation
Institutional Class	Institutional Class
Aggressive Allocation I	Aggressive Allocation
Institutional Class	Institutional Class

The plan of reorganization and termination was completed at the close of business on November 20, 2015, with the transfer of all of the assets of each I Series Fund to the corresponding Asset Allocation Fund in exchange solely for the Asset Allocation Fund’s assumption of all of the liabilities of the I Series Fund and Institutional Class shares of the Asset Allocation Fund having an aggregate net asset value equal to the aggregate net asset value of the shares held in the I Series Fund.

The table below summarized the asset transfers and conversion ratios for each exchange.

		Net Assets	Unrealized	Accumulated	Share			Net Assets
	Shares	on	Appreciation	Net Realized	Conversion		Shares	on
I Series Fund	Redeemed	11/20/15	(Depreciation)	Gains	Ratio	Asset Allocation Fund	Issued	11/20/15
Conservative Allocation I						Conservative Allocation
Institutional Class	7,794,876	$72,465,073	$(2,891,208)	$(458,962)	0.807689	Institutional Class	6,295,836	$299,192,438
Balanced Allocation I						Balanced Allocation
Institutional Class	35,336,274	338,149,233	(13,269,032)	3,517,469	0.755288	Institutional Class	26,689,066	1,213,930,818
Growth Allocation I						Growth Allocation
Institutional Class	24,036,312	254,805,506	(3,928,689)	2,404,171	0.801277	Institutional Class	19,259,753	892,421,579
Aggressive Allocation I						Aggressive Allocation
Institutional Class	14,571,696	175,568,965	3,037,164	1,172,794	0.852696	Institutional Class	12,425,233	822,337,476

On September 15-16, 2016, the Board of Trustees of GuideStone Funds (the “Board of Trustees”) approved a reverse share split (the “Reverse Split”) of the issued and outstanding shares of the Institutional Class of Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Equity Index Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, and International Equity Fund (each a “Split Impacted Fund” and together, the “Split Impacted Funds”). As a result of the Reverse Split, for each one share of the Institutional Class of each Split Impacted Fund a shareholder currently holds, the shareholder received a proportional number of Institutional Class shares of the Split Impacted Fund with the same dollar value, in accordance with a ratio calculated in order to result in each Institutional Class share having a net asset value (“NAV”) substantially equivalent to each Investor Class share of the Split Impacted Fund.

Shareholders of record in the Institutional Class of each Split Impacted Fund at the close of business on October 14, 2016, participated in the Reverse Split, and the ratio for the Reverse Split was calculated as of that date. Each Split Impacted Fund effected the Reverse Split after the close of the New York Stock Exchange on October 14, 2016.

Fund	Reverse Share Split Ratio
Low-Duration Bond Fund	1:0.6287972
Medium-Duration Bond Fund	1:0.4607397
Extended-Duration Bond Fund	1:0.2187215
Equity Index Fund	1:0.3780577
Value Equity Fund	1:0.3824891
Growth Equity Fund	1:0.4281844
Small Cap Equity Fund	1:0.4941101
International Equity Fund	1:0.7398548

Beginning October 17, 2016, the Institutional Class shares of each Split Impacted Fund were offered, sold and redeemed on a Reverse Split-adjusted basis. Per share data, including the proportionate impact to NAV, in the Financial Highlights and Capital share activity presented in the Capital Share Transactions disclosure (see Note 6) have been restated to reflect the reverse stock split.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the accounting and the preparation of its financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial

Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires the Funds’ management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be significant.

a. Valuation of Securities

The Funds (except the Money Market Fund) each value securities traded on national securities exchanges or included in national market systems at the last quoted sale price, or official close price, on the principal exchange on which they were traded, or, in the absence of any sale or official close price, at the closing bid price. The valuation committee is comprised of individuals from GuideStone Capital Management (“GSCM” or “Adviser”) and BNY Mellon Investment Servicing (US) Inc. who previously have been identified to the Board of Trustees. Non-exchange traded securities for which an over-the-counter quotation is readily available are valued at the last quoted bid price.

Debt securities, excluding asset-backed and mortgage-backed securities, are valued at the mean of the last bid and ask prices available, which approximates fair value. Asset-backed and mortgage-backed securities are generally valued at the last bid price, if available.

Short-term securities maturing in more than 60 days from the valuation date are valued at the mean of the last bid and ask prices; those maturing in 60 days or less are generally valued at amortized cost which approximates current market value in accordance with Rule 2a-7 of the 1940 Act.

Forward foreign exchange contracts are valued based upon closing exchange rates from each respective foreign market.

Futures contracts are valued at the closing settlement price on the exchange on which they are primarily traded.

Options, rights and warrants for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price. Options, rights and warrants not traded on a national securities exchange are valued at the last quoted bid price.

Swap agreements are valued daily based upon the terms specific to each agreement with its counterparty. (Please see Note 2i, “Derivative Financial Instruments” for additional information regarding the valuation of swap agreements).

To the extent available, valuations of portfolio securities are provided by independent pricing services approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value according to methods established in good faith by the Board of Trustees. Due to the potential excessive volatility at the time valuations are developed, pricing techniques may materially vary from the actual amounts realized upon sale of the securities.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its NAV. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its NAV if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates its NAV. A Significant Event may relate to a single issuer or to an entire market sector. If a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its NAV, a Valuation Committee meeting may be called. The Trust uses Interactive Data Corporation (“IDC”) as a third party fair valuation vendor. IDC provides a fair value for foreign equity securities held by the Trust based on certain factors and methodologies applied by IDC in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Valuation Committee in consultation with, and approved by, the Board of Trustees. Such methodologies generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. As part of the valuation procedures, a “confidence interval” is used, when the threshold is exceeded, to determine the level of correlation between the value of a foreign equity security and movements in the U.S. market before a particular security will be fair valued. In the event that the threshold established by the Valuation Committee is exceeded on a specific day, the Trust will typically value non-U.S. equity securities in its portfolio that exceed the applicable confidence interval based upon the fair values provided by IDC.

The Target Date and Asset Allocation Funds value their investments in the underlying Select Funds daily at the closing NAV of each respective Fund.

The Financial Accounting Standards Board’s (“FASB”) “Fair Value Measurements and Disclosures” defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorizations of fair value measurements, and the criteria used to determine each categorization, are as follows:

Level 1	–	quoted prices in active markets for identical securities which include:

Equity securities, including restricted securities, for which market quotations are readily available, that are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded; and

Investments in open-end mutual funds, including the GuideStone Select Funds and the Northern Institutional Liquid Assets Portfolio, which are valued at their closing NAV each business day.

Derivative financial instruments such as financial futures contracts and written and purchased put and call options for which market quotations are readily available, that are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded.

Level 2	–	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) which include:

Equity securities for which there were no sales or closing prices for that day, that are valued at the last quoted bid price or that may be valued using the last available price;

Foreign equity securities for which a Significant Event has occurred and a fair value price is provided by IDC;

Debt securities, including restricted securities that are valued based on evaluated quotations received from independent pricing. For corporate bonds, pricing services that utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices; and

Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available and are valued at amortized cost which approximates fair value.

Derivative financial instruments such as forward foreign exchange contracts and swap agreements that are valued based on pricing models using inputs observed on actively quoted markets or observable correlated market inputs.

Securities for which there is a short or temporary lapse in the provision of a price by the regular pricing source which is an

Approved Pricing Service.

Level 3	–	prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments) which include:

Restricted equity securities, private placements and derivative financial instruments where observable inputs are limited, assumptions about market activity and risk are used; and

Debt securities, including restricted securities, and derivative financial instruments that are valued based on evaluated quotations received from dealers who make markets in such securities.

Valuation levels are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the end of the reporting period.

The Funds’ policy is to disclose transfers between levels based on valuations at the end of the reporting period. The Select Funds (with the exception of the Money Market Fund) may hold securities which are periodically fair valued in accordance with the Funds’ fair value procedures which may result in transfers into or out of an assigned level within the disclosure hierarchy. Such transfers between levels due to the periodic use of fair value procedures are not included in the disclosure of transfers between levels included with the Valuation Hierarchy of each respective Fund.

In accordance with FASB “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S.GAAP and International Financial Reporting Standards (“IFRS”),” management has not presented quantitative disclosures for the securities which are advisor priced or valued by the valuation committee as there have been no adjustments to prices received from third parties as of December 31, 2016.

A valuation hierarchy including information regarding transfers between levels and Level 3 securities, where applicable, is shown at the end of each Fund’s Schedule of Investments.

b. Fixed Income Securities

The Fixed Income Funds, Defensive Market Strategies Fund and the Small Cap Equity Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities. Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

“TBA” (to be announced) commitments are commitments to purchase or sell mortgage-backed securities for a fixed price at a future date, typically not exceeding 45 days. TBAs may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in each Fund’s other assets. Unsettled TBAs are valued at the current market value of the underlying securities, according to the procedures described in the section entitled “Valuation of Securities”.

The Low-Duration Bond Fund and Medium-Duration Bond Fund may enter into dollar roll transactions, pursuant to which they sell a mortgage-backed TBA or security and simultaneously purchase a similar, but not identical, TBA with the same issuer, rate and terms. The Funds may execute a “roll” to obtain better underlying mortgage securities or to increase yield. The Funds account for dollar roll transactions as purchases and sales, which has the effect of increasing their portfolio turnover rates. Risks associated with dollar rolls are that actual mortgages received by the Funds may be less favorable than those anticipated or that counterparties may fail to perform under the terms of the contracts. At December 31, 2016, there were no mortgage-backed TBA dollar roll transactions.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the NAV of the Funds’ shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the

Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

c. Foreign Currency Translations

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

d. Loan Participations

The Fixed Income Funds, the Small Cap Equity Fund and the Flexible Income Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate borrowers. Investments in loans may be in the form of participations in loans. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The holder may invest in multiple series of a loan, which may have varying terms and carry different associated risks. The holder generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, these instruments may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When investing in a loan participation, the holder has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.

The Fixed Income Funds, the Small Cap Equity Fund and the Flexible Income Fund may invest in floating rate loans, some of which may be unfunded corporate loan commitments (“commitments”). Commitments may obligate the holder to furnish temporary financing to a borrower until permanent financing can be arranged. The holder may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the holder may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense on the Statements of Operations.

	Security	Unfunded
Fund	Name	Commitment
Flexible Income	Acrisure LLC	88,988
Flexible Income	Allied Universal HoldCo LLC	43,172
Flexible Income	TricorBraun, Inc.	52,273

e. PIPEs

The Global Natural Resources Fund invests in Private Investment in Public Equity (“PIPE”) securities. PIPEs involve the purchase of securities directly from a publicly traded company by a Fund. PIPEs are restricted securities and cannot be immediately resold into the public markets. These investments are valued at fair value as determined in accordance with the procedures approved by the Board of Trustees. Risks include the potential decline in the value of the publicly traded company, the potential dilution of shareholder equity and the inability of the Fund to liquidate the position quickly. The CDEV PIPE security was priced by applying a 10% illiquidity discount to the traded price of CDEV (NASDAQ), with the illiquidity discount being amortized over the period from December 28, 2016 to April 15, 2017, which is the latest estimated date that the sub-adviser expects SEC registration of the CDEV PIPE security.

f. REITs

The Real Estate Securities Fund invests substantial assets in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general.

Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined.

g. Repurchase Agreements

Each Fund may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. It is the Fund’s policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Fund’s custodian bank or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

Repurchase transactions are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.

At December 31, 2016, the open repurchase agreements by counterparty which are subject to an MRA on a net payment basis are as follows:

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-cash Collateral Received(1)	Cash Collateral Received	Net Amount(2)
Money Market
Bank of Montreal	$3,000,000	$(3,000,000)	$—	$—
Bank of Nova Scotia	30,000,000	(30,000,000)	—	—
BNP Paribas SA	40,000,000	(40,000,000)	—	—
Citigroup Global Markets, Inc.	40,000,000	(40,000,000)	—	—
Goldman Sachs & Co.	5,000,000	(5,000,000)	—	—
HSBC Securities USA, Inc.	8,500,000	(8,500,000)	—	—
Mitsubishi UFJ Securities USA, Inc.	20,000,000	(20,000,000)	—	—
Mizuho Securities USA, Inc.	4,000,000	(4,000,000)	—	—
Morgan Stanley & Co. LLC	50,000,000	(50,000,000)	—	—
RBC Capital Markets LLC	15,000,000	(15,000,000)	—	—
TD Securities USA LLC	40,000,000	(40,000,000)	—	—

Total Repurchase Agreements	$255,500,000	$(255,500,000)	$—	$—

Low-Duration Bond
JP Morgan Securities LLC	$14,900,000	$(14,900,000)	$—	$—
Merrill Lynch, Pierce, Fenner & Smith	8,300,000	(8,300,000)	—	—

Total Repurchase Agreements	$23,200,000	$(23,200,000)	$—	$—

Medium-Duration Bond
Deutsche Bank Securities, Inc.	$17,600,000	$(17,600,000)	$—	$—
JP Morgan Securities LLC	35,200,000	(35,200,000)	—	—
Merrill Lynch, Pierce, Fenner & Smith	22,800,000	(22,800,000)	—	—

Total Repurchase Agreements	$75,600,000	$(75,600,000)	$—	$—

(1)	The value of the related collateral received exceeded the value of the repurchase agreements as of December 31, 2016.
(2)	Net amount represents the net amount receivable due from (payable to) the counterparty in the event of default.

Additional information about master netting arrangements can be found in the Derivative Financial Instruments and Securities Lending sections of the Notes to Financial Statements.

h. Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. The Fund’s obligation to replace the security borrowed and sold short will be collateralized by cash equivalents maintained in a segregated account with the broker. Cash deposited with the broker is recorded as an asset on the Statement of Assets and Liabilities. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss; and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs.

The Equity Funds may sell short exchange-listed equity futures contracts to reduce market exposure. The Target Date Funds, Asset Allocation Funds, Fixed Income Funds and Small Cap Equity Fund may sell short U.S. Treasury securities and exchange-listed U.S. Treasury futures contracts to reduce market exposure. The Low-Duration Bond and Medium-Duration Bond Funds will occasionally enter into a short sale to initiate a dollar roll transaction. The Low-Duration Bond Fund was involved in dollar roll transactions with U.S. Treasury Securities throughout the year. At December 31, 2016, the Low-Duration Bond Fund was involved in a dollar roll transaction with a U.S. Treasury Note for the net amount of $(1,481,075). The Low-Duration Bond Fund and Medium-Duration Bond Fund had no other dollar roll transactions at December 31,2016. The Defensive Market Strategies

Fund may establish short positions in stocks of companies with a market value of up to 30% of the Fund’s assets. The International Equity Fund may establish short positions in stocks of foreign companies with a market value of up to 7% of the Fund’s assets.

At December 31, 2016, the value of securities sold short in the Low-Duration Bond Fund and International Equity Fund amounted to $1,481,075 and $63,811,126, respectively.

i. Synthetic Convertible Instruments

The Defensive Market Strategies Fund invests in synthetic convertible instruments. Synthetic convertible instruments are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. The risks of investing in synthetic convertible instruments include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with synthetic convertible instruments and the appreciation potential may be limited. Synthetic convertible instruments may be more volatile and less liquid than other investments held by the Fund.

j. Derivative Financial Instruments

The Funds may engage in various portfolio strategies to seek to increase their return by hedging their portfolios against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract if the counterparty does not perform under the contract. The Funds, in their normal course of business, may enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ exposure may include future claims that may be made against the Funds that have not yet occurred.

Financial Futures Contracts — The Funds (except the Money Market Fund) may purchase or sell financial futures contracts and the options on such futures contracts for the purpose of hedging risk on existing securities, demonstrating purchase of securities or gaining market exposure on cash balances. Financial futures contracts are contracts for the delivery of securities at a specified future date at an agreed upon price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected.

Pursuant to the contract, the Funds agree to pay to or receive from the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such payments or receipts are known as variation margin and are recorded by the Funds as unrealized gains or losses until the contract is closed or settled.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Foreign Currency Options and Futures — The Fixed Income Funds, Defensive Market Strategies Fund, Small Cap Equity Fund and International Equity Fund may also enter into futures contracts on foreign currencies and related options on transactions as a short or long hedge against possible variations in foreign exchange rates.

Forward Foreign Exchange Contracts — Certain Funds may enter into forward foreign currency exchange contracts to hedge against adverse exchange rate fluctuation to the U.S. dollar or between different foreign currencies in connection with either specific security transactions or portfolio positions. Each contract is valued daily and the change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the opening value and the closing value of the contract. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Options — Certain Funds are authorized to write and purchase put and call options. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Funds also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party and that party’s ability to perform. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Options purchased are recorded as an asset, and written options are recorded as liabilities to the extent of premiums paid or received. Each Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of the premium received or paid.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities.

Certain Funds may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract on a future date. If a written call swaption is exercised, the writer will enter a swap and is obligated to pay the fixed-rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer will enter a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked-to-market daily based upon quotations from market makers. When a Fund writes a swaption, the premium received is recorded as a liability and is subsequently adjusted to the current market value of the swaption. Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk in excess of the associated option and swap contract amounts reported in the Statement of Assets and Liabilities. The Funds bear the market risk arising from any change in index values or interest rates.

Swap Agreements — Each Select Fund, except the Money Market Fund, may enter into swap agreements. The Equity Funds may enter into equity swap contracts and the Fixed Income Funds and the Small Cap Equity Fund may enter into interest rate and credit default swaps. The Fixed Income Funds and International Equity Fund may enter into cross-currency swaps, and each Select Fund may enter into total return swaps.

Swap agreements are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. A swap may be entered into in order to, among other things, change the maturity of a Fund’s portfolio, to protect a Fund’s value from changes in interest rates, to expose a Fund to a different security or market, or to help a Fund achieve a strategy relative to an index or other benchmark. By entering into a swap agreement, a Fund is exposed to the risk of unanticipated movements in interest rates or in the value of an underlying security or index (or the risk that the counterparty will not fulfill its obligation under the agreement). Credit default swaps involve the payment of amounts based on a specified rate multiplied by a notional amount as well as upon an event of default. In connection with these agreements, securities are set aside as collateral by the Fund’s custodian.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available; and the change in value, if any, is recorded as an unrealized gain or loss on the Statements of Assets and Liabilities. In the event that market quotations are not readily available or deemed reliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Fund’s sub-adviser. Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Certain of the Funds’ derivative agreements contain provisions that require the Fund to maintain a predetermined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over one-month, three-month and 12-month periods. If a Fund were to violate such provisions, the counterparties to the derivative instruments could request immediate payment or demand immediate collateralization on derivative instruments in net liability positions. For the year ended December 31, 2016, all of the Funds maintained the required level of net assets and/or the NAVs of the Funds did not decline below the limits set forth in the derivative agreements.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swaps — Credit default swap (“CDS”) agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on CDS agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Upfront payments made or received in connection with CDS agreements are amortized over the expected life of the CDS agreements as unrealized gains or losses on swap agreements. The change in value of the CDS agreements is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

The sub-advisers monitor a variety of factors including cash flow assumptions, market activity, market sentiment and valuation as part of their ongoing process of assessing payment and performance risk. As payment and performance risk increases, the value of a CDS increases, resulting in recognition of unrealized gains for long positions and unrealized losses for short positions. Conversely, as payment and performance risk decreases, unrealized gains are recognized for short positions and unrealized losses are recognized for long positions. Any current or future declines in the fair value of the swap may be partially offset by upfront payments received by the Fund as a seller of protection if applicable. The change in value is recorded within unrealized appreciation (depreciation) until the occurrence of a credit event or the termination of the swap, at which time a realized gain (loss) is recorded.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

CDS agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use CDS on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

CDS agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike CDS on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other write down or loss events on the underlying loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use CDS on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default. At December 31, 2016, there were no investments in CDS agreements on asset-backed securities.

CDS agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the CDS market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using CDS with standardized terms including a fixed spread and standard maturity dates. An index CDS references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use CDS on credit indices to hedge a portfolio of CDS or bonds with a CDS on indices which is less expensive than it would be to buy many CDS to achieve a similar effect. CDS on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of CDS agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For CDS agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection CDS agreements entered into by a Fund for the same referenced entity or entities.

CDS involve greater risks than if the Funds had invested in the referenced obligation directly. In addition to general market risks, CDS are subject to liquidity risk and counterparty credit risk. The Funds enter into CDS with counterparties meeting defined criteria for financial strength. A buyer also may lose its investment and recover nothing should a credit event not occur. If a credit event did occur, the value of the referenced obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value.

Centrally Cleared Swap Agreements — Centrally cleared swaps are either interest rate or CDS agreements brokered by the Chicago Mercantile Exchange or the Intercontinental Exchange (the “Exchanges”) where the Exchanges are the counterparty to both the buyer and seller of protection. Centrally cleared swaps involve a lesser degree of risk because the Exchanges, as counterparties, monitor risk factors for the involved parties. Centrally cleared swaps are subject to general market risks and to liquidity risk. Pursuant to the agreement, the Funds agree to pay to or receive from the broker an amount of cash equal to the daily fluctuation in the value of the contract (the “Margin”) and daily interest on the margin. In the case of centrally cleared interest rate swaps, the daily settlement also includes the daily portion of interest. Such payments are recorded by the Funds as unrealized gains or losses until the contract is closed or settled.

Centrally cleared swaps require no payments at the beginning of the measurement period nor are there liquidation payments at the termination of the swap.

Cross-Currency Swap Agreements — Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows but only for exchanging interest cash flows. At December 31, 2016, there were no cross-currency swap agreements.

Interest Rate Swap Agreements — Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spread locks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements — Total return swap agreements on commodities involve commitments where exchanged cash flows are based on the price of a commodity and in return a Fund receives either fixed or determined by floating price rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.

Variance Swap Agreements — Variance swap agreements involve two parties exchanging cash payments based on the difference between the stated level of variance (“Variance Strike Price”) and the actual variance realized on an underlying asset or index. As a receiver of the realized price variance, a Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, a Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. A Fund may enter into variance swaps in an attempt to hedge market risk or adjust exposure to the markets. At December 31, 2016, there were no variance swap agreements.

FASB “Derivatives and Hedging” includes required disclosure for (i) the nature and terms of the derivative, reasons for entering into the derivative, the events or circumstances that would require the seller to perform under the derivative, and the current status of the payment/performance risk of the derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the derivative, (iii) the fair value of the derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. FASB “Guarantees” require additional disclosures about the current status of the payment/performance risk of a guarantee. All of this information has been incorporated for the current period as part of the Schedules of Investments within the Swap agreements outstanding disclosure and in the Notes to Financial Statements.

As of December 31, 2016, the Low-Duration Bond Fund and the Medium-Duration Bond Fund are the buyers (“receiving protection”) on a total notional amount of $23,769,000 and $10,495,000, respectively, and the sellers (“providing protection”) on a total notional amount of $0 and $17,880,000, respectively. The notional amounts of the swaps are not recorded in the financial statements; however, the notional amount does approximate the maximum potential amount of future payments that the Funds could be required to make if the Funds were the seller of protection and a credit event was to occur. Those credit default swaps for which the Funds are providing protection at balance sheet date are summarized as follows:

	Single Name Credit Default Swaps		Credit Default Swap Index
	Corporate	Sovereign	Asset-Backed	Corporate
Reference Asset	Debt	Debt	Securities	Debt	Total
Medium-Duration Bond Fund
Fair value of written credit derivatives	$10,868	$2,721	$301,451	$—	$315,040
Maximum potential amount of future payments	1,400,000	1,000,000	15,480,000	—	17,880,000
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection)	—	—	—	—	—
Collateral held by the Funds or other third parties which the Funds can obtain upon occurrence of triggering event	—	—	—	—	—

At December 31, 2016, there were no recourse provisions with third parties to recover any amounts paid under the credit derivative agreement (including any purchased credit protection) nor was any collateral held by the Funds or other third parties which the Funds can obtain upon occurrence of a triggering event.

The credit spread disclosed below for each referenced obligation where the Funds are the seller of protection is a representation of the current payment/performance risk of the swap.

	Maximum Potential Amount of Future Payments by Contract Term
Current credit spread on underlying (in basis points)	0-6 Months	6-12 Months	1-5 Years	5-10 Years	More Than 10 Years	Total
Medium-Duration Bond Fund
0 - 100	$1,000,000	$900,000	$6,900,000	$—	$5,100,000	$13,900,000
101 - 250	—	—	—	—	—	—
251 - 500	—	—	3,980,000	—	—	3,980,000
501 - 1,000	—	—	—	—	—	—
Greater than 1,000	—	—	—	—	—	—

Total	$1,000,000	$900,000	$10,880,000	$—	$5,100,000	$17,880,000

Offsetting of Financial and Derivative Assets and Liabilities

Certain Funds are parties to International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“MA”) with various counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The ISDA MA may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the ISDA MA, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the Fund’s portfolio or Statements of Assets and Liabilities. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to an ISDA MA in the Statements of Assets and Liabilities.

At December 31, 2016, derivative assets and liabilities (by type) held by the Funds are as follows:

Fund	Assets	Liabilities
MyDestination 2005
Derivative Financial Instruments:
Financial futures contracts	$1,386	$2,225

Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,386	2,225
Derivatives not subject to an MA or similar agreement	1,386	2,225

Total assets and liabilities subject to an MA	$—	$—

MyDestination 2015
Derivative Financial Instruments:
Financial futures contracts	$11,459	$10,795

Total derivative assets and liabilities in the Statements of Assets and Liabilities	11,459	10,795
Derivatives not subject to an MA or similar agreement	11,459	10,795

Total assets and liabilities subject to an MA	$—	$—

MyDestination 2025
Derivative Financial Instruments:
Financial futures contracts	$20,196	$28,225

Total derivative assets and liabilities in the Statements of Assets and Liabilities	20,196	28,225
Derivatives not subject to an MA or similar agreement	20,196	28,225

Total assets and liabilities subject to an MA	$—	$—

MyDestination 2035
Derivative Financial Instruments:
Financial futures contracts	$13,558	$27,936

Total derivative assets and liabilities in the Statements of Assets and Liabilities	13,558	27,936
Derivatives not subject to an MA or similar agreement	13,558	27,936

Total assets and liabilities subject to an MA	$—	$—

MyDestination 2045
Derivative Financial Instruments:
Financial futures contracts	$8,716	$22,015

Total derivative assets and liabilities in the Statements of Assets and Liabilities	8,716	22,015
Derivatives not subject to an MA or similar agreement	8,716	22,015

Total assets and liabilities subject to an MA	$—	$—

MyDestination 2055
Derivative Financial Instruments:
Financial futures contracts	$—	$4,450

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	4,450
Derivatives not subject to an MA or similar agreement	—	4,450

Total assets and liabilities subject to an MA	$—	$—

Conservative Allocation
Derivative Financial Instruments:
Financial futures contracts	$3,996	$4,451

Total derivative assets and liabilities in the Statements of Assets and Liabilities	3,996	4,451
Derivatives not subject to an MA or similar agreement	3,996	4,451

Total assets and liabilities subject to an MA	$—	$—

Fund	Assets	Liabilities
Balanced Allocation
Derivative Financial Instruments:
Financial futures contracts	$49,186	$45,830

Total derivative assets and liabilities in the Statements of Assets and Liabilities	49,186	45,830
Derivatives not subject to an MA or similar agreement	49,186	45,830

Total assets and liabilities subject to an MA	$—	$—

Growth Allocation
Derivative Financial Instruments:
Financial futures contracts	$33,866	$56,565

Total derivative assets and liabilities in the Statements of Assets and Liabilities	33,866	56,565
Derivatives not subject to an MA or similar agreement	33,866	56,565

Total assets and liabilities subject to an MA	$—	$—

Aggressive Allocation
Derivative Financial Instruments:
Financial futures contracts	$19,875	$55,870

Total derivative assets and liabilities in the Statements of Assets and Liabilities	19,875	55,870
Derivatives not subject to an MA or similar agreement	19,875	55,870

Total assets and liabilities subject to an MA	$—	$—

Low-Duration Bond
Derivative Financial Instruments:
Financial futures contracts	$99,081	$103,097
Forward foreign exchange contracts	2,593,545	390,694
Options	93,048	53,141
Swaps	181,959	675,987

Total derivative assets and liabilities in the Statements of Assets and Liabilities	2,967,633	1,222,919
Derivatives not subject to an MA or similar agreement	679,016	1,036,680

Total assets and liabilities subject to an MA	$2,288,617	$186,239

Medium-Duration Bond
Derivative Financial Instruments:
Financial futures contracts	$734,256	$337,657
Forward foreign exchange contracts	3,325,831	694,088
Options	1,847,251	2,574,861
Swaps	2,675,698	792,250

Total derivative assets and liabilities in the Statements of Assets and Liabilities	8,583,036	4,398,856
Derivatives not subject to an MA or similar agreement	3,186,272	1,195,474

Total assets and liabilities subject to an MA	$5,396,764	$3,203,382

Global Bond
Derivative Financial Instruments:
Financial futures contracts	$59,247	$112,976
Forward foreign exchange contracts	449,610	2,002,327
Options	871,293	1,547

Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,380,150	2,116,850
Derivatives not subject to an MA or similar agreement	930,540	114,523

Total assets and liabilities subject to an MA	$449,610	$2,002,327

Fund	Assets	Liabilities
Defensive Market Strategies
Derivative Financial Instruments:
Financial futures contracts	$—	$54,735
Forward foreign exchange contracts	433	81,772
Options	—	705,781

Total derivative assets and liabilities in the Statements of Assets and Liabilities	433	842,288
Derivatives not subject to an MA or similar agreement	433	842,288

Total assets and liabilities subject to an MA	$—	$—

Equity Index
Derivative Financial Instruments:
Financial futures contracts	$—	$96,120

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	96,120
Derivatives not subject to an MA or similar agreement	—	96,120

Total assets and liabilities subject to an MA	$—	$—

Value Equity
Derivative Financial Instruments:
Financial futures contracts	$—	$134,398

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	134,398
Derivatives not subject to an MA or similar agreement	—	134,398

Total assets and liabilities subject to an MA	$—	$—

Growth Equity
Derivative Financial Instruments:
Financial futures contracts	$—	$218,050

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	218,050
Derivatives not subject to an MA or similar agreement	—	218,050

Total assets and liabilities subject to an MA	$—	$—

Small Cap Equity
Derivative Financial Instruments:
Financial futures contracts	$—	$106,590
Forward foreign exchange contracts	—	—
Options	—	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	106,590
Derivatives not subject to an MA or similar agreement	—	106,590

Total assets and liabilities subject to an MA	$—	$—

International Equity Index
Derivative Financial Instruments:
Financial futures contracts	$24,118	$—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	24,118	—
Derivatives not subject to an MA or similar agreement	24,118	—

Total assets and liabilities subject to an MA	$—	$—

Fund	Assets	Liabilities
International Equity
Derivative Financial Instruments:
Financial futures contracts	$958,898	$183,700
Forward foreign exchange contracts	908,668	3,018,557
Swaps	281,711	32,783

Total derivative assets and liabilities in the Statements of Assets and Liabilities	2,149,277	3,235,040
Derivatives not subject to an MA or similar agreement	137,270	—

Total assets and liabilities subject to an MA	$2,012,007	$3,235,040

Emerging Markets Equity
Derivative Financial Instruments:
Financial futures contracts	$232,981	$260,068
Forward foreign exchange contracts	1,354,959	421,788
Swaps	—	51,731

Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,587,940	733,587
Derivatives not subject to an MA or similar agreement	—	152,250

Total assets and liabilities subject to an MA	$1,587,940	$581,337

Inflation Protected Bond
Derivative Financial Instruments:
Financial futures contracts	$81,101	$85,825
Forward foreign exchange contracts	400,851	131,720
Options	217,995	114,972

Total derivative assets and liabilities in the Statements of Assets and Liabilities	699,947	332,517
Derivatives not subject to an MA or similar agreement	699,947	332,517

Total assets and liabilities subject to an MA	$—	$—

Real Estate Securities
Derivative Financial Instruments:
Financial futures contracts	$—	$24,150

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	24,150
Derivatives not subject to an MA or similar agreement	—	24,150

Total assets and liabilities subject to an MA	$—	$—

Global Natural Resources
Derivative Financial Instruments:
Financial futures contracts	$17,880	$47,190

Total derivative assets and liabilities in the Statements of Assets and Liabilities	17,880	47,190
Derivatives not subject to an MA or similar agreement	17,880	47,190

Total assets and liabilities subject to an MA	$—	$—

At December 31, 2016, derivative assets and liabilities by counterparty net of amounts available for offset under an MA and net of the related collateral (received)/pledged by the Trust are as follows:

Fund/Sub-adviser/Counterparty	Derivative Assets Subject to an MA	Derivative Liabilities Subject to an MA	Value of Derivatives Subject to an MA	Collateral (Received)/ Pledged	Net Exposure
Low-Duration Bond
Sub-adviser A
Other Counterparties*	$—	$—	$—	$—	$—

Sub-adviser B
CITI	418,656	—	418,656	—	418,656
Other Counterparties*	1,869,961	(186,239)	1,683,722	(1,336,900)	346,822

	2,288,617	(186,239)	2,102,378	(1,336,900)	765,478

Total Derivatives	$2,288,617	$(186,239)	$2,102,378	$(1,336,900)	$765,478

Medium-Duration Bond
Sub-adviser A
Other Counterparties*	$508,181	$(179,407)	$328,774	$—	$328,774

Sub-adviser B
Other Counterparties*	3,460,299	(2,612,976)	847,323	(1,157,040)	(309,717)

Sub-adviser C
CITIC	1,085,067	(200,721)	884,346	—	884,346
Other Counterparties*	343,217	(210,278)	132,939	—	132,939

	1,428,284	(410,999)	1,017,285	—	1,017,285

Total Derivatives	$5,396,764	$(3,203,382)	$2,193,382	$(1,157,040)	$1,036,342

Global Bond
Sub-adviser A
BAR	$—	$(195,675)	$(195,675)	$—	$(195,675)
CITIG	27,080	(394,576)	(367,496)	—	(367,496)
DEUT	—	(850,309)	(850,309)	—	(850,309)
UBS	56,956	(395,339)	(338,383)	—	(338,383)
Other Counterparties*	365,574	(166,428)	199,146	—	199,146

Total Derivatives	$449,610	$(2,002,327)	$(1,552,717)	$—	$(1,552,717)

Fund/Sub-adviser/Counterparty	Derivative Assets Subject to an MA	Derivative Liabilities Subject to an MA	Value of Derivatives Subject to an MA	Collateral (Received)/ Pledged	Net Exposure
International Equity
Sub-adviser A
BAR	$612,380	$(31,855)	$580,525	$—	$580,525
Other Counterparties*	1,399,627	(3,203,185)	(1,803,558)	1,710,000	(93,558)

Total Derivatives	$2,012,007	$(3,235,040)	$(1,223,033)	$1,710,000	$486,967

Emerging Markets Equity
Sub-adviser A
Other Counterparties*	$1,587,940	$(581,337)	$1,006,603	$(945,386)	$61,217

Total Derivatives	$1,587,940	$(581,337)	$1,006,603	$(945,386)	$61,217

*Other Counterparties represent amounts that are held with counterparties where the absolute value of the total net exposure is less than 0.05% of the net assets of the respective Fund. Those holdings are deemed individually immaterial to the respective Fund and are listed collectively.

Additional information about master netting arrangements can be found in the Repurchase Agreements and Securities Lending sections of the Notes to Financial Statements.

Derivative Holdings Categorized by Risk Exposure

FASB “Derivatives and Hedging” also requires all companies to disclose information intended to enable financial statement users to understand how and why the entity uses derivative instruments, how derivatives are accounted for, and how derivative instruments affect the entity’s financial position, results of operations, and cash flows.

Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Interest rate contracts	Investments in securities of unaffiliated issuers, at value	Options written at value
	Receivables: Variation margin*	Payables: Variation margin*
	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements
Foreign exchange contracts	Investments in securities of unaffiliated issuers, at value	Options written at value
	Unrealized appreciation on foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts
Credit contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements
Equity contracts	Investments in securities of unaffiliated issuers, at value	Options written at value
	Receivables: Variation margin*	Payables: Variation margin*

*The variation margin shown on the Statements of Assets and Liabilities is the daily change in the unrealized appreciation (depreciation) for open futures and exchange traded swap contracts. The variation margin presented below is the cumulative change in unrealized appreciation (depreciation) from the date the contract was opened until December 31, 2016.

	Asset Derivative Value
Fund	Total Value at 12/31/16	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2005
Futures	$5,423	$5,423	$—	$—	$—

Low-Duration Bond
Forwards	$2,593,545	$—	$2,593,545	$—	$—
Futures	290,704	290,704	—	—	—
Purchased Options	93,048	93,048	—	—	—
Swaps	181,959	181,959	—	—	—

Totals	$3,159,256	$565,711	$2,593,545	$—	$—

Medium-Duration Bond
Forwards	$3,325,831	$—	$3,325,831	$—	$—
Futures	815,228	815,228	—	—	—
Purchased Options	1,847,251	1,847,251	—	—	—
Swaps	2,675,698	2,338,069	—	337,629	—

Totals	$8,664,008	$5,000,548	$3,325,831	$337,629	$—

Global Bond Fund
Forwards	$449,610	$—	$449,610	$—	$—
Futures	170,573	170,573	—	—	—
Purchased Options	871,293	—	871,293	—	—

Totals	$1,491,476	$170,573	$1,320,903	$—	$—

Defensive Market Strategies
Forwards	$433	$—	$433	$—	$—

	Asset Derivative Value
Fund	Total Value at 12/31/16	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
International Equity
Forwards	$908,668	$—	$908,668	$—	$—
Futures	2,149,617	—	—	—	2,149,617
Swaps	281,711	—	—	—	281,711

Totals	$3,339,996	$—	$908,668	$—	$2,431,328

Emerging Markets Equity
Forwards	$1,354,959	$—	$1,354,959	$—	$—
Futures	443,255	—	—	—	443,255

Totals	$1,798,214	$—	$1,354,959	$—	$443,255

Inflation Protected Bond
Forwards	$400,851	$—	$400,851	$—	$—
Futures	227,479	227,479	—	—	—
Purchased Options	217,995	127,500	90,495	—	—

Totals	$846,325	$354,979	$491,346	$—	$—

Global Natural
Resources Equity
Futures	$40,643	$—	$—	$—	$40,643

	Liability Derivative Value
Fund	Total Value at 12/31/16	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2005
Futures	$1,573	$—	$—	$—	$1,573

MyDestination 2015
Futures	$39,534	$15,633	$—	$—	$23,901

MyDestination 2025
Futures	$76,877	$23,077	$—	$—	$53,800

MyDestination 2035
Futures	$79,204	$10,422	$—	$—	$68,782

MyDestination 2045
Futures	$49,968	$2,233	$—	$—	$47,735

MyDestination 2055
Futures	$3,773	$—	$—	$—	$3,773

Conservative Allocation
Futures	$7,949	$693	$—	$—	$7,256

Balanced Allocation
Futures	$122,073	$31,470	$—	$—	$90,603

Growth Allocation
Futures	$140,927	$23,337	$—	$—	$117,590

Aggressive Allocation
Futures	$99,064	$—	$—	$—	$99,064

	Liability Derivative Value
Fund	Total Value at 12/31/16	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Low-Duration Bond
Forwards	$390,694	$—	$390,694	$—	$—
Futures	274,516	274,516	—	—	—
Swaps	675,987	564,548	—	111,439	—
Written Options	53,141	53,141	—	—	—

Totals	$1,394,338	$892,205	$390,694	$111,439	$—

Medium-Duration Bond
Forwards	$694,088	$—	$694,088	$—	$—
Futures	1,393,115	1,393,115	—	—	—
Swaps	792,250	729,240	—	63,010	—
Written Options	2,574,861	2,574,861	—	—	—

Totals	$5,454,314	$4,697,216	$694,088	$63,010	$—

Global Bond Fund
Forwards	$2,002,327	$—	$2,002,327	$—	$—
Futures	110,733	110,733	—	—	—
Written Options	1,547	1,547	—	—	—

Totals	$2,114,607	$112,280	$2,002,327	$—	$—

Defensive Market Strategies
Forwards	$81,772	$—	$81,772	$—	$—
Futures	38,690	—	—	—	38,690
Written Options	705,781	—	—	—	705,781

Totals	$826,243	$—	$81,772	$—	$744,471

Equity Index
Futures	$128,715	$—	$—	$—	$128,715

Value Equity
Futures	$172,183	$—	$—	$—	$172,183

Growth Equity
Futures	$207,890	$—	$—	$—	$207,890

Small Cap Equity
Futures	$544,618	$—	$—	$—	$544,618

International Equity Index
Futures	$37,291	$—	$—	$—	$37,291

International Equity
Forwards	$3,018,557	$—	$3,018,557	$—	$—
Futures	1,552,463	—	—	—	1,552,463
Swaps	32,783	—	—	—	32,783

Totals	$4,603,803	$—	$3,018,557	$—	$1,585,246

	Liability Derivative Value
Fund	Total Value at 12/31/16	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Emerging Markets Equity
Forwards	$421,788	$—	$421,788	$—	$—
Futures	264,017	—	—	—	264,017
Swaps	51,731	—	—	—	51,731

Totals	$737,536	$—	$421,788	$—	$315,748

Inflation Protected Bond
Forwards	$131,720	$—	$131,720	$—	$—
Futures	201,460	201,460	—	—	—
Written Options	114,972	—	86,972	—	28,000

Totals	$448,152	$201,460	$218,692	$—	$28,000

Real Estate Securities
Futures	$92,554	$—	$—	$—	$92,554

Global Natural
Resources Equity
Futures	$192,417	$—	$102,333	$—	$90,084

Derivative Type	Location on the Statements of Operations
Interest rate contracts	Net realized gain (loss) from: Futures transactions
Net realized gain (loss) from: Swap agreements
Net realized gain (loss) from: Option contracts written
Net realized gain (loss) from: Option contracts purchased
Net change in unrealized appreciation (depreciation) on: Futures
Net change in unrealized appreciation (depreciation) on: Swap agreements
Net change in unrealized appreciation (depreciation) on: Option contracts written
Net change in unrealized appreciation (depreciation) on: Option contracts purchased
Foreign exchange contracts	Net realized gain (loss) from: Foreign currency
Net realized gain (loss) from: Option contracts written
Net realized gain (loss) from: Option contracts purchased
Net change in unrealized appreciation (depreciation) on: Foreign currency
Net change in unrealized appreciation (depreciation) on: Option contracts purchased
Net change in unrealized appreciation (depreciation) on: Option contracts written
Credit contracts	Net realized gain (loss) from: Swap agreements
Net change in unrealized appreciation (depreciation) on: Swap agreements
Equity contracts	Net realized gain (loss) from: Futures transactions
Net realized gain (loss) from: Option contracts written
Net realized gain (loss) from: Option contracts purchased
Net change in unrealized appreciation (depreciation) on: Futures
Net change in unrealized appreciation (depreciation) on: Option contracts written
Net change in unrealized appreciation (depreciation) on: Option contracts purchased

	Realized Gain (Loss) on Derivatives Recognized in Income
	Total Value at 12/31/16	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2005
Futures	$47,734	$(11,793)	$—	$—	$59,527

MyDestination 2015
Futures	$448,779	$(30,003)	$—	$—	$478,782

MyDestination 2025
Futures	$778,520	$(73,357)	$—	$—	$851,877

MyDestination 2035
Futures	$755,529	$(18,084)	$—	$—	$773,613

MyDestination 2045
Futures	$595,811	$2,030	$—	$—	$593,781

MyDestination 2055
Futures	$110,788	$—	$—	$—	$110,788

Conservative Allocation
Futures	$140,525	$(15,840)	$—	$—	$156,365

Balanced Allocation
Futures	$1,312,012	$117,262	$—	$—	$1,194,750

Growth Allocation
Futures	$1,337,248	$41,001	$—	$—	$1,296,247

Aggressive Allocation
Futures	$1,543,480	$—	$—	$—	$1,543,480

	Realized Gain (Loss) on Derivatives Recognized in Income
	Total Value at 12/31/16	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Low-Duration Bond
Forwards	$(969,813)	$—	$(969,813)	$—	$—
Futures	762,388	762,388	—	—	—
Purchased Options	471,043	471,043	—	—	—
Swaps	(401,620)	(925,335)	—	523,715	—
Written Options	(429,069)	(509,871)	19,619	61,183	—

Totals	$(567,071)	$(201,775)	$(950,194)	$584,898	$—

Medium-Duration Bond
Forwards	$304,534	$—	$304,534	$—	$—
Futures	(3,247,678)	(3,234,326)	(13,352)	—	—
Purchased Options	(1,836,238)	(1,805,536)	(30,702)	—	—
Swaps	(9,895,135)	(9,186,147)	—	(708,988)	—
Written Options	2,354,750	2,044,493	310,257	—	—

Totals	$(12,319,767)	$(12,181,516)	$570,737	$(708,988)	$—

Global Bond
Forwards	$1,866,154	$—	$1,866,154	$—	$—
Futures	260,059	260,059	—	—	—
Purchased Options	(388,314)	—	(388,314)	—	—

Totals	$1,737,899	$260,059	$1,477,840	$—	$—

Defensive Market Strategies
Forwards	$332,606	$—	$332,606	$—	$—
Futures	2,371,381	—	—	—	2,371,381
Purchased Options	(446)	—	—	—	(446)
Written Options	7,290,501	—	—	—	7,290,501

Totals	$9,994,042	$—	$332,606	$—	$9,661,436

Equity Index
Futures	$2,901,921	$—	$—	$—	$2,901,921

Value Equity
Futures	$6,008,768	$—	$—	$—	$6,008,768

Growth Equity
Futures	$5,581,688	$—	$—	$—	$5,581,688

Small Cap Equity
Futures	$4,009,845	$—	$—	$—	$4,009,845

International Equity Index
Futures	$288,663	$—	$—	$—	$288,663

International Equity
Forwards	$10,955,594	$—	$10,955,594	$—	$—
Futures	3,367,734	—	—	—	3,367,734
Swaps	(424,145)	—	—	—	(424,145)

Totals	$13,899,183	$—	$10,955,594	$—	$2,943,589

Emerging Markets Equity
Forwards	$2,984,825	$—	$2,984,825	$—	$—
Futures	2,389,336	—	—	—	2,389,336
Swaps	98,542	—	—	—	98,542

Totals	$5,472,703	$—	$2,984,825	$—	$2,487,878

	Realized Gain (Loss) on Derivatives Recognized in Income
	Total Value at 12/31/16	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Inflation Protected Bond
Forwards	$(759,398)	$—	$(759,398)	$—	$—
Futures	(588,148)	(588,148)	—	—	—
Purchased Options	(2,723,022)	(595,913)	(2,127,109)	—	—
Written Options	1,869,454	116,815	1,753,146	—	(507)

Totals	$(2,201,114)	$(1,067,246)	$(1,133,361)	$—	$(507)

Real Estate Securities
Futures	$1,604,097	$—	$—	$—	$1,604,097

Global Natural
Resources Equity
Futures	$1,517,932	$—	$(51,598)	$—	$1,569,530

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Total Value at 12/31/16	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2005
Futures	$10,352	$7,290	$—	$—	$3,062

MyDestination 2015
Futures	$(49,146)	$(10,712)	$—	$—	$(38,434)

MyDestination 2025
Futures	$(95,469)	$(17,101)	$—	$—	$(78,368)

MyDestination 2035
Futures	$(104,886)	$(8,626)	$—	$—	$(96,260)

MyDestination 2045
Futures	$(71,719)	$(1,874)	$—	$—	$(69,845)

MyDestination 2055
Futures	$(253)	$—	$—	$—	$(253)

Conservative Allocation
Futures	$(11,179)	$4,821	$—	$—	$(16,000)

Balanced Allocation
Futures	$(215,863)	$(24,167)	$—	$—	$(191,696)

Growth Allocation
Futures	$(243,335)	$(20,392)	$—	$—	$(222,943)

Aggressive Allocation
Futures	$(223,492)	$—	$—	$—	$(223,492)

Low-Duration Bond
Forwards	$2,430,775	$—	$2,430,775	$—	$—
Futures	263,788	263,788	—	—	—
Purchased Options	237,261	237,261	—	—	—
Swaps	(899,105)	(760,478)	—	(138,627)	—
Written Options	(482,274)	(482,274)	—	—	—

Totals	$1,550,445	$(741,703)	$2,430,775	$(138,627)	$—

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Total Value at 12/31/16	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Medium-Duration Bond
Forwards	$1,975,647	$—	$1,975,647	$—	$—
Futures	507,392	505,966	1,426	—	—
Purchased Options	478,350	478,350	—	—	—
Swaps	6,512,646	6,223,923	(25,302)	314,025	—
Written Options	(1,220,835)	(1,099,834)	(121,001)	—	—

Totals	$8,253,200	$6,108,405	$1,830,770	$314,025	$—

Global Bond
Forwards	$(2,042,770)	$—	$(2,042,770)	$—	$—
Futures	29,451	29,451	—	—	—
Purchased Options	683,076	—	683,076	—	—
Written Options	15,147	15,147	—	—	—

Totals	$(1,315,096)	$44,598	$(1,359,694)	$—	$—

Defensive Market Strategies
Forwards	$(94,176)	$—	$(94,176)	$—	$—
Futures	35,027	—	—	—	35,027
Written Options	(307,844)	—	—	—	(307,844)

Totals	$(366,993)	$—	$(94,176)	$—	$(272,817)

Equity Index
Futures	$(87,166)	$—	$—	$—	$(87,166)

Value Equity
Futures	$(77,286)	$—	$—	$—	$(77,286)

Growth Equity
Futures	$(63,290)	$—	$—	$—	$(63,290)

Small Cap Equity
Futures	$(785,942)	$—	$—	$—	$(785,942)

International Equity Index
Futures	$(124,472)	$—	$—	$—	$(124,472)

International Equity
Forwards	$(5,585,235)	$—	$(5,585,235)	$—	$—
Futures	(438,194)	—	—	—	(438,194)
Swaps	250,372	—	—	—	250,372

Totals	$(5,773,057)	$—	$(5,585,235)	$—	$(187,822)

Emerging Markets Equity
Forwards	$431,263	$—	$431,263	$—	$—
Futures	333,819	—	—	—	333,819
Swaps	(32,752)	—	—	—	(32,752)

Totals	$732,330	$—	$431,263	$—	$301,067

Inflation Protected Bond
Forwards	$708,712	$—	$708,712	$—	$—
Futures	173,241	173,241	—	—	—
Purchased Options	(18,511)	(74,440)	55,929	—	—
Written Options	(83,162)	95,153	(178,315)	—	—

Totals	$780,280	$193,954	$586,326	$—	$—

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Total Value at 12/31/16	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Real Estate Securities
Futures	$(132,084)	$—	$—	$—	$(132,084)

Global Natural
Resources Equity
Futures	$(151,774)	$—	$(102,333)	$—	$(49,441)

Volume of Derivative Transactions

The table below summarizes the average balance of derivative holdings by fund during the year ended December 31, 2016. The average balance of derivatives held is indicative of the trading volume of each Fund.

	Long Derivative Volume
	Forward Foreign Currency Contracts(1)	Financial Futures Contracts(2)	Purchased Option Contracts(3)	Swap Contracts(4)
MyDestination 2005	—	1,648,725	—	—
MyDestination 2015	—	6,678,125	—	—
MyDestination 2025	—	11,771,280	—	—
MyDestination 2035	—	9,384,867	—	—
MyDestination 2045	—	6,767,700	—	—
MyDestination 2055	—	913,089	—	—
Conservative Allocation	—	6,438,325	—	—
Balanced Allocation	—	28,926,266	—	—
Growth Allocation	—	21,559,037	—	—
Aggressive Allocation	—	18,609,217	—	—
Low-Duration Bond	698,943,716	449,183,269	152,700	70,600,000
Medium-Duration Bond	7,947,872,667	377,020,379	653,122	4,920,742,400
Global Bond	2,826,457,649	41,322,957	101,866	—
Defensive Market Strategies	15,769,361	22,460,498	—	—
Equity Index	—	20,399,572	—	—
Value Equity	—	40,948,550	—	—
Growth Equity	—	48,290,964	—	—
Small Cap Equity	—	19,109,771	—	—
International Equity Index	—	6,842,376	—	—
International Equity	986,820,497	102,743,310	—	22,932,544
Emerging Markets Equity	8,483,053,442	40,544,561	—	2,268,653
Inflation Protected Bond	224,558,539	35,655,804	715,850	—
Real Estate Securities	—	10,648,354	—	—
Global Natural Resources Equity	—	2,938,283	—	—

	Short Derivative Volume
	Forward Foreign Currency Contracts(1)	Financial Futures Contracts(2)	Written Option Contracts(5)	Swap Contracts(4)
Low-Duration Bond	36,043,356	147,930,794	374,204	260,284,400
Medium-Duration Bond	96,067,513	456,834,138	825,351	844,427,000
Global Bond	31,829,244	27,660,112	3,339	—
Defensive Market Strategies	1,169,080	—	790,561	—
International Equity	147,883,020	37,828,258	—	8,112,927
Emerging Markets Equity	54,913,700	8,364,916	—	9,899,546
Inflation Protected Bond	163,321,639	58,054,216	396,899	—

(1)	Calculated based on the amount of currency purchased/sold, in its base currency, as presented in the section entitled “Forward Foreign Currency Contracts.”

(2)	Calculated based on the notional market value of the contracts, in their base currency, as presented in the section entitled “Financial Futures Contracts.”

(3)	Calculated based on the cost of purchased options as as presented in the Schedules of Investments for the applicable Funds.

(4)	Calculated based on the notional amount of the contracts, in their base currency, as presented in the Schedules of Investments for the applicable Funds.

(5)	Calculated based on the premiums received for written options as as presented in the Schedules of Investments for the applicable Funds.

j. Dividends and Distributions to Shareholders

The Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Inflation Protected Bond Fund, Global Bond Fund and Flexible Income Fund declare and pay dividends from net investment income monthly. The Money Market Fund declares income dividends daily and pays them monthly. Each of the Defensive Market Strategies Fund, Equity Index Fund, Real Estate Securities Fund, Value Equity Fund and Growth Equity Fund declares and pays dividends from net investment income semi-annually. Each of the other Funds (including all the Target Date Funds and Asset Allocation Funds) declares and pays dividends from net investment income annually. Each Fund also distributes to its shareholders at least annually any realized net capital gains and net gains, if any, from certain foreign currency transactions. Dividends and distributions to shareholders are recorded on the ex-dividend date.

k. Expenses

Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all Funds are generally allocated to each Fund in proportion to their relative net assets. Each Class of shares bears its pro-rata portion of expenses attributable to its Class, except that each Class separately bears expenses related specifically to that Class, such as shareholder reporting, registration, transfer agent, shareholder servicing and distribution fees.

l. Security Transactions, Income and Realized Gains and Losses

Security transactions are accounted for on the date securities are purchased or sold (the trade date). Dividend income is recognized on the ex-dividend date, except certain dividends from foreign securities where the ex-date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is accrued daily, including the amortization of market premium and the accretion of market discount using the effective interest method. Realized gains and losses from security transactions are on an identified cost basis.

3. FEES AND OTHER TRANSACTIONS

a. Investment Advisory Fees (Affiliate)

Pursuant to a separate investment advisory agreement, GSCM acts as the Adviser to the Funds. As Adviser, it supervises the investments of the Funds and for such services is paid a fee. GSCM and the Trust have entered into sub-advisory agreements with various sub-advisers to manage each Select Fund’s investments. Under the general supervision of GSCM, the sub-advisers make the day-to-day investment decisions for the Select Funds, and for such services, each sub-adviser receives a fee from the Funds. The aggregate advisory fees and sub-adviser fees are included in the Statements of Assets and Liabilities and Statements of Operations under “Investment advisory fees”.

The advisory fees paid to GSCM and aggregate sub-advisory fees paid to the sub-advisers are computed daily based upon the net assets of each Fund. The actual advisory fees accrued and the sub-advisory fees accrued during the year ended December 31, 2016, based upon average daily net assets, were as follows:

Fund	Advisory Fees	Sub-Adviser Fees
MyDestination 2005	0.10%	0.00%
MyDestination 2015	0.10%	0.00%
MyDestination 2025	0.10%	0.00%
MyDestination 2035	0.10%	0.00%
MyDestination 2045	0.10%	0.00%
MyDestination 2055	0.10%	0.00%
Conservative Allocation	0.10%	0.00%
Balanced Allocation	0.10%	0.00%
Growth Allocation	0.10%	0.00%
Aggressive Allocation	0.10%	0.00%
Money Market	0.07%	0.06%
Low-Duration Bond	0.11%	0.19%
Medium-Duration Bond	0.13%	0.20%
Extended-Duration Bond	0.25%	0.23%
Global Bond	0.25%	0.25%
Defensive Market Strategies	0.33%	0.31%
Equity Index	0.08%	0.02%
Value Equity	0.33%	0.23%
Growth Equity	0.33%	0.39%
Small Cap Equity	0.33%	0.63%
International Equity Index	0.10%	0.05%
International Equity	0.33%	0.41%
Emerging Markets Equity	0.33%	0.73%
Inflation Protected Bond	0.20%	0.11%
Flexible Income	0.20%	0.48%
Real Estate Securities	0.30%	0.42%
Global Natural Resources Equity	0.36%	0.53%

For the year ended December 31, 2016, advisory fees and waivers for each Fund were as follows:

	Gross Advisory Fee	Waiver/ Reimbursements(1)	Net Advisory Fee (Reimbursement)
MyDestination 2005	$105,200	$(170,089)	$(64,889)
MyDestination 2015	509,301	(234,596)	274,705
MyDestination 2025	777,736	(282,323)	495,413
MyDestination 2035	427,938	(220,516)	207,422
MyDestination 2045	311,934	(200,534)	111,400
MyDestination 2055	48,857	(146,729)	(97,872)
Conservative Allocation	371,924	(98,389)	273,535
Balanced Allocation	1,491,723	(229,910)	1,261,813
Growth Allocation	1,082,644	(90,247)	992,397
Aggressive Allocation	912,600	(240)	912,360
Money Market(2)	896,088	—	896,088
Low-Duration Bond	973,596	(62,363)	911,233
Medium-Duration Bond	1,196,264	(91,563)	1,104,701
Extended-Duration Bond	683,602	(26,552)	657,050
Global Bond	1,015,756	(54,007)	961,749
Defensive Market Strategies	2,258,682	(59,628)	2,199,054
Equity Index	524,639	(37,381)	487,258
Value Equity	4,080,212	(87,710)	3,992,502
Growth Equity	4,442,920	(110,503)	4,332,417
Small Cap Equity	1,643,623	(72,379)	1,571,244
International Equity Index	119,705	(98,308)	21,397
International Equity	4,185,687	(115,386)	4,070,301
Emerging Markets Equity	1,084,531	(639,785)	444,746
Inflation Protected Bond	606,104	(16,409)	589,695
Flexible Income	300,967	19,998	320,965
Real Estate Securities	751,201	(62,548)	688,653
Global Natural Resources Equity	757,564	(24,465)	733,099

(1)	Also includes Shareholder Servicing Fee waivers as disclosed in Note 3b.

(2)	The Statement of Operations “Expenses waived/reimbursed net of amount recaptured” for the Money Market Fund includes shareholder servicing fee waiver and other waivers.

b. Shareholder Servicing Fees (Affiliate)

The Board of Trustees has adopted a Shareholder Service Plan for the Investor Class of each Fund. Under this Plan, the Investor Class of each Fund, was authorized to pay fees of 0.25% of average daily net assets to parties that provide services for and maintain shareholder accounts.

GuideStone Financial Resources (or its affiliate) voluntarily agreed to waive shareholder servicing fees and/or reimburse expenses for the Investor Class of the Money Market Fund to the extent necessary to maintain a minimum daily net yield of at least 0.01%. This voluntary shareholder servicing fee waiver and expense reimbursement may be changed or terminated with the consent of the Board of Trustees at any time.

GSCM and/or its affiliates have agreed to waive shareholder service fees attributable to the Funds’ investment of cash balances in the Money Market Fund through April 30, 2017.

c. Expense Limitation (Affiliate)

On February 26, 2016, GSCM agreed, through April 30, 2017, to waive fees and reimburse expenses of the Institutional Class and Investor Class of each Fund (excluding interest, taxes, brokerage commissions, expense incurred in connection with acquired fund fees, expenses on securities sold short, and extraordinary expenses) which exceed, in the aggregate, the annual percentage rate of each Class’s average daily net assets as follows:

	For the Period January 1, 2016 to April 30, 2016		For the Period May 1, 2016 to December 31, 2016
Fund	Institutional Class	Investor Class	Institutional Class	Investor Class
MyDestination 2005	N/A	0.35%	N/A	0.35%
MyDestination 2015	N/A	0.35%	N/A	0.35%
MyDestination 2025	N/A	0.35%	N/A	0.35%
MyDestination 2035	N/A	0.35%	N/A	0.35%
MyDestination 2045	N/A	0.35%	N/A	0.35%
MyDestination 2055	N/A	0.35%	N/A	0.35%
Conservative Allocation	N/A	0.35%	N/A	N/A
Global Bond	N/A	0.92%	N/A	N/A
Small Cap Equity	1.03%	1.29%	N/A	N/A
International Equity Index	0.57%	N/A	0.57%	N/A
Emerging Markets Equity	1.28%	1.55%	1.32%	1.57%
Flexible Income	N/A	1.12%	N/A	1.12%
Real Estate Securities	N/A	1.12%	N/A	N/A

Each Fund in turn agrees to reimburse GSCM for any operating expenses in excess of the expense limitation paid, waived or assumed by GSCM for that Fund during the limitation period, provided GSCM would not be entitled to reimbursement for any amount that would cause operating expenses to exceed the expense limitation during the year in which the reimbursement would be made, and provided further that no amount will be reimbursed by the Fund more than three years after the year in which it was incurred or waived by GSCM.

At December 31, 2016, for those funds that had operating expenses in excess of the expense limitation paid, waived or assumed by GSCM during the limitation period, the amounts subject to possible future reimbursement under the expense limitation agreement are as follow:

	Institutional Class			Investor Class
	2014	2015	2016	2014	2015	2016
MyDestination 2005	N/A	N/A	N/A	$32,879	$96,582	$151,771
MyDestination 2015	N/A	N/A	N/A	N/A	93,914	149,936
MyDestination 2025	N/A	N/A	N/A	N/A	126,742	185,515
MyDestination 2035	N/A	N/A	N/A	N/A	118,651	182,759
MyDestination 2045	N/A	N/A	N/A	N/A	98,363	173,281
MyDestination 2055	N/A	N/A	N/A	91,150	110,496	142,645
International Equity Index	N/A	N/A	$98,252	N/A	N/A	N/A
Emerging Markets Equity	$176,022	$415,435	501,656	849,038	327,548	113,682
Flexible Income	N/A	N/A	N/A	—	17,331	N/A

d. Brokerage Service Arrangements

The Adviser directs the sub-advisers to place a certain percentage of security trades (if feasible) with designated brokers who have agreed to pay certain custody, transfer agency or other operating expenses through the use of Brokerage Service Arrangements on behalf of the Funds. These payments can be found on the Statement of Operations under the heading “Fees Paid Indirectly.”

Fund	Expenses Paid Through Brokerage Service Arrangements
Value Equity	$25,000
Growth Equity	19,000
Small Cap Equity	48,601
International Equity	7,000
Emerging Markets Equity	4,000
Real Estate Securities	21,209

e. Administrator, Transfer Agent and Distributor

For its services as Administrator, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) is entitled to receive fees, computed daily and paid monthly, based upon the average daily net assets of each Fund. The fees, excluding out of pocket expenses, currently range between 0.004% and 0.02% of average daily net assets. For its services as Transfer Agent, BNY Mellon receives a fee based mainly upon the number of accounts serviced. Certain minimum fees and transaction charges may apply. For the year ended December 31, 2016, BNY Mellon received $3,273,633 in aggregate fees and expenses for services rendered under the various agreements described above.

Foreside Funds Distributors LLC serves as the Underwriter and does not receive any fees in its capacity as Underwriter from GuideStone Funds. The fees are paid by GSCM.

f. Investments in Affiliates

The Target Date, Asset Allocation Funds do not invest in the underlying Select Funds for the purpose of exercising management or control; however, investments made by each Target Date and Asset Allocation Fund within each of its principal investment strategies may represent a significant portion of an underlying Select Fund’s net assets. At December 31, 2016, the Target Date and Asset Allocation Funds were the owner of record of the following approximate percentages of the total outstanding shares of the underlying Select Funds as detailed below:

Fund	MyDestination 2005	MyDestination 2015	MyDestination 2025	MyDestination 2035	MyDestination 2045	MyDestination 2055
Low-Duration Bond	5.06%	6.69%	1.38%	0.03%	—	—
Medium-Duration Bond	1.13	9.44	15.71	7.12	2.91%	0.33%
Global Bond	0.69	9.02	10.06	4.27	1.75	—
Defensive Market Strategies	1.17	11.07	18.25	1.61	—	—
Equity Index	0.46	3.93	9.40	8.62	7.53	1.40
Value Equity	0.26	2.50	5.85	5.23	4.49	0.82
Growth Equity	0.26	2.19	5.22	4.83	4.21	0.80
Small Cap Equity	0.21	2.06	4.90	4.24	3.71	0.66
International Equity Index	1.53	15.08	32.37	23.41	19.91	3.74
International Equity	0.32	3.19	6.88	4.98	4.20	0.79
Emerging Markets Equity	0.48	4.90	10.38	7.88	6.41	1.20
Inflation Protected Bond	3.83	11.86	6.67	—	—	—
Flexible Income	3.50	11.86	10.71	—	—	—
Real Estate Securities	0.48	1.85	4.39	3.42	2.59	0.47
Global Natural Resources Equity	0.95	3.55	9.10	7.04	5.32	0.91

Fund	Conservative Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Low-Duration Bond	17.86%	20.56%	9.17%	—
Medium-Duration Bond	3.90	22.97	10.33	—
Extended-Duration Bond	—	25.85	11.59	—
Global Bond	2.39	27.63	12.40	—
Defensive Market Strategies	4.16	14.38	—	—
Value Equity	1.54	11.35	15.45	18.23%
Growth Equity	1.36	10.45	14.47	17.19
Small Cap Equity	0.75	5.87	8.41	9.67
International Equity	1.66	12.86	17.95	21.17
Emerging Markets Equity	1.67	13.07	17.70	21.11
Inflation Protected Bond	13.21	30.74	—	—
Flexible Income	12.16	28.93	—	—
Real Estate Securities	1.69	17.20	16.28	—
Global Natural Resources Equity	3.34	20.30	15.52	—

A summary of the Fund of Fund’s total long-term and short-term purchases and sales of the shares of the underlying Select Funds during the year ended December 31, 2016 is as follows:

	Total Value at 12/31/15	Total Value at 12/31/16	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains
MyDestination 2005
Money Market	$2,260,204	$2,082,944	$29,603,403	$29,780,664	$5,579	$88
Low-Duration Bond	37,094,911	43,840,804	9,294,672	2,608,105	647,142	—
Medium-Duration Bond	9,918,748	11,693,091	2,386,100	596,200	299,739	34,806
Global Bond	2,468,525	2,968,705	520,816	195,664	121,213	—
Defensive Market Strategies	9,506,353	9,615,544	1,563,256	2,077,676	130,530	368,035
Equity Index	3,230,478	3,422,329	669,720	782,436	80,230	42,313
Value Equity	3,213,837	3,415,296	863,116	954,603	77,029	142,755
Growth Equity	3,238,253	3,422,702	919,959	593,160	—	152,231
Small Cap Equity	1,092,769	1,133,189	275,006	434,120	4,206	12,218
International Equity Index	1,875,689	2,039,966	552,814	392,710	50,385	—
International Equity	3,784,279	4,079,310	964,741	708,877	82,772	31,880
Emerging Markets Equity	1,464,847	1,608,408	456,363	511,516	27,909	—
Inflation Protected Bond	9,443,214	10,646,124	1,797,612	847,219	130,661	—
Flexible Income	4,733,235	5,387,169	917,361	420,064	168,090	—
Real Estate Securities	948,592	1,082,331	316,957	146,714	55,317	26,401
Global Natural Resources Equity	1,758,019	2,123,372	692,004	1,158,234	4,227	—

	$96,031,953	$108,561,284	$51,793,900	$42,207,962	$1,885,029	$810,727

MyDestination 2015
Money Market	$7,564,983	$8,126,942	$60,896,809	$60,334,849	$21,785	$421
Low-Duration Bond	64,048,691	57,960,641	15,085,355	21,375,000	983,355	—
Medium-Duration Bond	61,585,084	97,374,922	39,181,928	2,400,000	1,961,458	285,471
Extended-Duration Bond	7,044,821	—	355,585	7,981,020	302,936	52,649
Global Bond	21,596,735	38,580,890	16,169,924	350,000	1,159,924	—
Defensive Market Strategies	84,004,598	91,129,231	6,016,409	4,087,000	1,206,115	3,436,294
Equity Index	26,515,934	29,150,637	2,117,915	1,900,000	267,791	259,280
Value Equity	26,204,711	32,319,605	4,822,760	980,000	674,913	1,199,847
Growth Equity	26,603,227	28,733,033	4,243,576	900,000	—	1,253,576
Small Cap Equity	10,253,010	10,962,847	1,257,873	2,300,000	40,687	117,186
International Equity Index	15,788,788	20,058,201	4,745,416	359,000	495,416	—
International Equity	31,409,631	40,835,063	10,321,132	950,000	828,574	317,557
Emerging Markets Equity	12,264,465	16,421,555	4,184,947	1,518,000	284,947	—
Inflation Protected Bond	47,449,917	33,004,691	3,525,241	19,625,000	575,241	—
Flexible Income	23,439,077	18,255,658	1,999,292	7,890,000	749,292	—
Real Estate Securities	5,043,631	4,141,753	479,222	1,250,000	627,500	197,566
Global Natural Resources Equity	8,646,505	7,967,361	345,860	4,700,000	15,860	—

	$479,463,808	$535,023,030	$175,749,244	$138,899,869	$10,195,794	$7,119,847

	Total Value at 12/31/15	Total Value at 12/31/16	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains
MyDestination 2025
Money Market	$11,309,093	$16,076,040	$88,167,182	$83,400,235	$35,719	$730
Low-Duration Bond	48,072,204	11,916,802	14,457,189	50,990,000	604,189	—
Medium-Duration Bond	69,486,725	162,036,420	98,707,005	3,500,000	2,670,982	476,023
Extended-Duration Bond	17,431,820	—	2,255,913	21,054,404	838,411	127,503
Global Bond	38,560,397	43,023,128	3,614,530	1,710,000	1,764,530	—
Defensive Market Strategies	123,486,696	150,205,509	19,981,766	790,000	1,909,322	5,622,444
Equity Index	55,427,358	69,699,890	11,681,929	2,750,000	640,295	619,945
Value Equity	55,427,379	75,449,730	15,452,968	500,000	1,500,483	2,731,485
Growth Equity	55,885,629	68,673,278	17,393,939	1,625,000	—	2,829,939
Small Cap Equity	22,620,789	26,094,170	2,927,774	3,320,000	96,844	278,930
International Equity Index	33,352,119	43,057,488	10,161,473	180,000	1,063,473	—
International Equity	66,721,372	88,182,506	22,344,429	1,000,000	1,789,290	676,339
Emerging Markets Equity	26,316,876	34,759,743	6,658,151	1,290,000	603,151	—
Inflation Protected Bond	30,909,229	18,559,904	5,250,664	18,800,000	400,664	—
Flexible Income	13,552,494	16,479,467	3,966,646	1,500,000	516,646	—
Real Estate Securities	18,823,024	9,839,557	1,615,691	10,371,000	1,496,113	461,267
Global Natural Resources Equity	20,141,519	20,390,572	540,590	8,650,000	40,590	—

	$707,524,723	$854,444,204	$325,177,839	$211,430,639	$15,970,702	$13,824,605

MyDestination 2035
Money Market	$8,731,577	$11,320,501	$49,262,865	$46,673,941	$25,285	$539
Low-Duration Bond	3,790,237	218,997	1,740,680	5,346,000	46,680	—
Medium-Duration Bond	22,844,297	73,390,758	53,271,777	1,276,500	1,041,820	216,957
Extended-Duration Bond	3,812,608	—	1,451,804	5,581,826	198,684	28,120
Global Bond	32,520,137	18,279,121	4,939,901	21,845,000	1,282,901	—
Defensive Market Strategies	7,540,848	13,244,061	5,321,986	85,500	155,183	488,803
Equity Index	49,086,392	63,959,378	11,525,151	1,200,000	1,322,672	742,478
Value Equity	48,973,198	67,460,714	15,058,297	1,000,000	1,325,214	2,427,083
Growth Equity	49,127,124	63,517,607	17,254,342	—	—	2,524,842
Small Cap Equity	24,468,156	22,536,771	2,345,045	7,950,000	83,642	240,904
International Equity Index	30,130,432	31,141,049	4,308,650	3,190,000	769,150	—
International Equity	60,330,943	63,858,153	10,780,479	7,730,000	1,295,730	488,749
Emerging Markets Equity	23,833,404	26,399,295	1,665,081	2,005,000	458,081	—
Real Estate Securities	13,004,386	7,675,943	2,331,847	7,372,000	498,857	202,990
Global Natural Resources Equity	12,816,847	15,774,003	741,400	3,342,000	31,400	—

	$391,010,586	$478,776,351	$181,999,305	$114,597,767	$8,535,299	$7,361,465

	Total Value at 12/31/15	Total Value at 12/31/16	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains
MyDestination 2045
Money Market	$6,667,359	$7,921,165	$38,964,628	$37,710,822	$18,529	$388
Medium-Duration Bond	1,966,542	30,041,505	29,034,559	55,000	267,935	89,124
Global Bond	17,205,989	7,493,694	2,689,313	13,884,000	653,312	—
Equity Index	40,078,647	55,825,267	12,210,888	300,000	1,128,472	641,916
Value Equity	40,047,404	57,926,268	15,320,787	1,243,000	1,133,290	2,097,497
Growth Equity	40,096,168	55,407,757	17,817,856	74,500	—	2,151,856
Small Cap Equity	22,101,990	19,748,385	3,254,391	8,873,500	73,293	211,098
International Equity Index	25,017,796	26,483,670	5,613,227	4,085,000	641,727	—
International Equity	49,990,802	53,795,935	12,620,811	9,390,000	1,081,368	414,442
Emerging Markets Equity	19,726,878	21,461,359	2,774,186	3,579,500	367,186	—
Real Estate Securities	9,352,191	5,809,609	2,168,468	5,473,000	369,958	152,510
Global Natural Resources Equity	9,206,392	11,917,783	522,724	1,850,500	23,724	—

	$281,458,158	$353,832,397	$142,991,838	$86,518,822	$5,758,794	$5,758,831

MyDestination 2055
Money Market	$864,216	$1,376,052	$14,536,479	$14,024,644	$2,930	$62
Medium-Duration Bond	—	3,451,964	5,863,742	2,295,230	25,390	10,158
Global Bond	1,886,080	861,786	1,126,551	2,334,758	80,805	—
Equity Index	5,578,177	10,381,140	4,287,575	126,064	190,961	112,729
Value Equity	5,573,463	10,539,322	4,524,335	226,000	188,971	357,943
Growth Equity	5,574,906	10,509,181	5,624,152	283,600	—	374,056
Small Cap Equity	3,148,528	3,503,719	1,697,657	1,930,224	13,427	38,673
International Equity Index	3,493,301	4,977,272	2,372,094	915,631	121,406	—
International Equity	6,989,558	10,106,465	4,830,537	1,829,154	203,193	76,818
Emerging Markets Equity	2,764,097	4,022,560	1,947,365	1,094,664	68,895	—
Real Estate Securities	1,253,420	1,045,571	929,346	1,109,873	61,848	25,927
Global Natural Resources Equity	1,247,143	2,050,406	1,033,525	841,840	4,027	—

	$38,372,889	$62,825,438	$48,773,358	$27,011,682	$961,853	$996,366

	Total Value at 12/31/15	Total Value at 12/31/16	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains
Conservative Allocation
Money Market	$4,583,563	$6,912,700	$49,658,304	$47,329,167	$14,749	$236
Low-Duration Bond	150,222,650	154,777,355	10,724,873	6,437,000	2,304,873	—
Medium-Duration Bond	40,046,340	40,217,067	2,064,128	1,940,000	1,069,417	119,711
Global Bond	9,770,811	10,213,898	582,744	795,000	429,744	—
Defensive Market Strategies	32,613,520	34,205,915	2,458,619	2,819,000	450,144	1,288,475
Value Equity	17,065,496	19,822,828	3,131,388	1,792,000	419,934	741,453
Growth Equity	17,406,201	17,886,432	3,223,847	1,895,000	—	785,847
Small Cap Equity	3,762,956	3,981,588	603,338	1,050,000	14,777	42,561
International Equity	20,226,463	21,226,229	2,308,764	1,395,000	430,696	165,067
Emerging Markets Equity	5,090,634	5,589,185	665,984	830,000	96,984	—
Inflation Protected Bond	36,163,674	36,735,265	953,289	1,350,000	453,289	—
Flexible Income	17,974,169	18,713,314	590,308	391,000	590,308	—
Real Estate Securities	3,684,974	3,787,925	709,129	484,000	193,715	92,413
Global Natural Resources Equity	6,875,930	7,485,134	523,900	2,850,000	14,900	—

	$365,487,381	$381,554,835	$78,198,615	$71,357,167	$6,483,530	$3,235,763

Balanced Allocation
Money Market	$42,453,581	$32,201,158	$86,907,582	$97,160,005	$85,359	$1,443
Low-Duration Bond	181,725,741	178,127,096	5,137,343	9,118,000	2,692,342	—
Medium-Duration Bond	245,812,360	236,896,752	11,047,545	20,582,000	6,302,887	694,658
Extended-Duration Bond	65,152,208	60,756,483	10,979,974	13,970,000	3,212,304	2,799,670
Global Bond	120,548,248	118,170,670	5,055,644	15,234,000	5,055,644	—
Defensive Market Strategies	122,548,531	118,374,719	6,810,668	18,264,000	1,597,078	4,513,590
Value Equity	140,741,304	146,531,918	18,771,108	24,250,000	3,223,141	5,697,967
Growth Equity	143,152,463	137,470,276	16,680,394	15,643,000	—	6,125,394
Small Cap Equity	30,990,313	31,217,810	3,278,675	8,178,000	115,860	335,815
International Equity	165,334,059	164,898,764	12,321,700	13,500,000	3,345,921	1,280,779
Emerging Markets Equity	40,953,235	43,770,671	6,759,509	9,397,000	759,509	—
Inflation Protected Bond	89,932,438	85,507,638	3,281,382	10,225,000	1,071,382	—
Flexible Income	45,357,702	44,522,099	1,437,033	3,591,000	1,437,033	—
Real Estate Securities	44,462,159	38,547,450	4,805,081	9,739,000	2,015,161	946,920
Global Natural Resources Equity	44,193,189	45,514,173	318,602	16,678,000	90,602	—

	$1,523,357,531	$1,482,507,677	$193,592,240	$285,529,005	$31,004,223	$22,396,236

	Total Value at 12/31/15	Total Value at 12/31/16	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains
Growth Allocation
Money Market	$27,757,264	$25,622,952	$78,599,225	$80,733,537	$59,252	$1,078
Low-Duration Bond	82,705,113	79,455,818	6,374,488	9,785,000	1,188,488	—
Medium-Duration Bond	110,995,806	106,484,768	10,278,259	15,029,000	2,781,291	310,968
Extended-Duration Bond	28,805,675	27,233,756	5,972,120	6,935,000	1,413,445	1,248,675
Global Bond	54,003,392	53,023,147	2,755,618	7,221,000	2,255,618	—
Value Equity	198,432,917	199,333,986	18,566,847	32,650,000	4,410,174	7,749,673
Growth Equity	205,396,019	190,265,659	12,149,259	17,165,000	—	8,489,259
Small Cap Equity	41,521,669	44,738,385	4,144,264	7,889,000	166,039	478,225
International Equity	230,986,326	230,133,347	10,959,231	12,433,000	4,669,580	1,789,651
Emerging Markets Equity	57,702,803	59,283,475	4,228,687	9,853,000	1,028,687	—
Real Estate Securities	42,946,950	36,480,658	4,541,578	9,995,000	1,896,935	894,644
Global Natural Resources Equity	33,035,311	34,787,260	569,249	12,438,000	69,249	—

	$1,114,289,245	$1,086,843,211	$159,138,825	$222,126,537	$19,938,758	$20,962,173

Aggressive Allocation
Money Market	$23,772,781	$18,821,903	$59,600,911	$64,551,790	$48,635	$759
Value Equity	254,768,426	235,213,850	14,850,856	51,757,578	5,404,522	9,246,335
Growth Equity	262,055,612	226,000,562	12,755,636	36,329,259	—	10,370,636
Small Cap Equity	55,397,826	51,437,989	3,355,059	15,640,372	190,904	557,777
International Equity	295,949,517	271,334,741	13,247,340	39,202,303	5,505,588	2,110,057
Emerging Markets Equity	73,918,724	70,721,128	7,433,474	20,027,314	1,227,153	—

	$965,862,886	$873,530,173	$111,243,276	$227,508,616	$12,376,802	$22,285,564

Low-Duration Bond
Money Market	$36,182,778	$15,457,326	$543,706,290	$564,431,742	$11,033	$932

Medium-Duration Bond
Money Market	$14,520,090	$52,755,666	$600,045,770	$561,810,194	$15,697	$4,296

Extended-Duration Bond
Money Market	$7,390,825	$6,093,198	$128,962,061	$130,259,688	$2,773	$220

Global Bond
Money Market	$15,382,420	$31,918,034	$193,875,579	$177,339,965	$10,083	$1,795

Defensive Market Strategies
Money Market	$25,859,833	$29,868,692	$368,424,813	$364,415,954	$8,971	$1,281

Equity Index
Money Market	$19,879,456	$23,274,030	$164,391,842	$160,997,268	$7,772	$1,652

Value Equity
Money Market	$40,813,334	$30,846,106	$415,512,071	$425,479,299	$14,783	$1,804

Growth Equity
Money Market	$50,737,188	$54,388,015	$382,675,321	$379,024,494	$17,394	$2,134

	Total Value at 12/31/15	Total Value at 12/31/16	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains
Small Cap Equity
Money Market	$21,115,220	$23,247,942	$198,187,187	$196,054,465	$6,996	$4,014

International Equity Index
Money Market	$3,754,870	$6,944,453	$58,021,225	$54,831,642	$16,006	$430

International Equity
Money Market	$68,102,593	$59,346,657	$382,785,560	$391,541,496	$21,537	$2,663

Emerging Markets Equity
Money Market	$15,162,635	$13,793,115	$139,113,572	$140,483,092	$4,394	$578

Inflation Protected Bond
Money Market	$3,447,125	$3,843,344	$202,006,589	$201,610,370	$3,354	$349

Flexible Income
Money Market	$14,734,600	$13,334,211	$108,660,495	$110,060,884	$5,043	$565

Real Estate Securities
Money Market	$7,407,916	$5,227,865	$111,556,133	$113,736,184	$2,783	$1,006

Global Natural Resources Equity
Money Market	$16,074,034	$7,533,955	$155,251,726	$163,791,805	$5,061	$452

4. SECURITIES LENDING

Through an agreement with The Northern Trust Company (“Northern Trust”) (the Funds’ custodian) the Select Funds may lend portfolio securities to certain brokers, dealers and other financial institutions that pay the Select Funds a negotiated fee. The Select Funds receive cash or U.S. government securities as collateral against the loaned securities in an amount at least equal to the market value of the loaned securities. The Funds continue to own the loaned securities and the securities remain in the investment portfolio. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Cash collateral has been invested in a short-term money market fund of Northern Trust, an affiliate of the Funds, which invests in securities that satisfy the quality requirements of Rule 2a-7 and have short maturities. This investment is presented on the Funds’ Schedules of Investments. The Funds do not have control of non-cash securities lending collateral: as such, this amount is not presented on the Funds’ Schedules of Investments. At December 31, 2016, the market values of loaned securities and collateral received were as follows:

Fund	Value of Securities Loaned	Value of Non-cash Collateral	Value of Cash Collateral	Total Value of Collateral
Low-Duration Bond	$93,964,033	$28,659,176	$67,221,467	$95,880,643
Medium-Duration Bond	127,977,505	33,892,993	96,263,470	130,156,463
Extended-Duration Bond	38,006,351	26,255,432	12,338,183	38,593,615
Global Bond	67,239,912	23,907,343	44,809,823	68,717,166
Defensive Market Strategies	46,608,710	8,256,421	39,313,038	47,569,459
Equity Index	26,746,836	22,343,856	5,051,715	27,395,571
Value Equity	55,198,953	28,094,453	28,320,677	56,415,130
Growth Equity	159,066,977	148,915,801	14,082,344	162,998,145
Small Cap Equity	87,478,772	29,055,950	60,252,614	89,308,564
International Equity Index	3,209,911	827,638	2,545,642	3,373,280
International Equity	43,253,802	20,935,375	23,851,659	44,787,034
Emerging Markets Equity	14,075,072	7,592,390	6,870,752	14,463,142
Real Estate Securities	11,029,030	7,951,769	3,596,402	11,548,171
Global Natural Resources Equity	37,420,856	18,957,764	20,834,068	39,791,832

Securities lending transactions are entered into by the Funds under a Securities Lending Authorization Agreement which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund.

At December 31, 2016, the securities loaned which are subject to an MA on a net payment basis are as follows:

Fund	Value of Securities Loaned	Fair Value of Non-cash Collateral	Cash Collateral (Pledged)	Net Amount(1)
Low-Duration Bond	$93,964,033	$(28,659,176)	$(65,304,857)	$—
Medium-Duration Bond	127,977,505	(33,892,993)	(94,084,512)	—
Extended-Duration Bond	38,006,351	(26,255,432)	(11,750,919)	—
Global Bond	67,239,912	(23,907,343)	(43,332,569)	—
Defensive Market Strategies	46,608,710	(8,256,421)	(38,352,289)	—
Equity Index	26,746,836	(22,343,856)	(4,402,980)	—
Value Equity	55,198,953	(28,094,453)	(27,104,500)	—
Growth Equity	159,066,977	(148,915,801)	(10,151,176)	—
Small Cap Equity	87,478,772	(29,055,950)	(58,422,822)	—
International Equity Index	3,209,911	(827,638)	(2,382,273)	—
International Equity	43,253,802	(20,935,375)	(22,318,427)	—
Emerging Markets Equity	14,075,072	(7,592,390)	(6,482,682)	—
Real Estate Securities	11,029,030	(7,951,769)	(3,077,261)	—
Global Natural Resources Equity	37,420,856	(18,957,764)	(18,463,092)	—

(1)	Net amount represents the net amount receivable due from (payable to) the counterparty in the event of default.

Additional information about master netting arrangements can be found in the Repurchase Agreements and Derivative Financial

Instruments sections of the Notes to Financial Statements.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

Fund	Overnight and Continuous	30 — 90 Days	Greater than 90 Days	Total
Low-Duration Bond
Agency Obligations, Corporate Bonds, Foreign Bonds, U.S. Treasury Obligations	$67,221,467	$—	$—	$67,221,467
Medium-Duration Bond
Corporate Bonds, Foreign Bonds, U.S. Treasury Obligations	96,263,470	—	—	96,263,470
Extended-Duration Bond
Corporate Bonds, Foreign Bonds, Preferred Stocks, U.S. Treasury Obligations	12,338,183	—	—	12,338,183
Global Bond
Common Stocks, Corporate Bonds, Foreign Bonds, Foreign Common Stocks, Preferred Stocks, U.S. Treasury Obligations	44,809,823	—	—	44,809,823
Defensive Market Strategies
Common Stocks, Corporate Bonds, Foreign Bonds, Foreign Common Stocks	39,313,038	—	—	39,313,038
Equity Index
Common Stocks, Foreign Common Stocks	5,051,715	—	—	5,051,715
Value Equity
Common Stocks, Foreign Common Stocks	28,320,677	—	—	28,320,677
Growth Equity
Common Stocks, Foreign Common Stocks	14,082,344	—	—	14,082,344
Small Cap Equity
Common Stocks, Foreign Common Stocks	60,252,614	—	—	60,252,614
International Equity Index
Foreign Common Stocks	2,545,642	—	—	2,545,642
International Equity
Foreign Common Stocks	23,851,659	—	—	23,851,659
Emerging Markets Equity
Foreign Common Stocks, Foreign Preferred Stocks	6,870,752	—	—	6,870,752
Real Estate Securities
Common Stocks, Foreign Common Stocks	3,596,402	—	—	3,596,402
Global Natural Resources Equity
Common Stocks, Foreign Common Stocks	20,834,068	—	—	20,834,068

5. INVESTMENT TRANSACTIONS

For the year ended December 31, 2016, the cost of purchases and proceeds from sales and maturities for each Fund were as follows:

	Cost of Purchases and Proceeds from Sales and Maturities of Long-Term Securities (other than U.S. Government Obligations)		Cost of Purchases and Proceeds from Sales and Maturities of Long-Term U.S. Government Obligations
	Purchases	Sale and Maturity Proceeds	Purchases	Sale and Maturity Proceeds
MyDestination 2005	$19,500,407	$12,427,298	$—	$—
MyDestination 2015	97,559,000	78,565,020	—	—
MyDestination 2025	207,251,800	128,030,404	—	—
MyDestination 2035	116,865,500	67,923,826	—	—
MyDestination 2045	92,528,500	48,808,000	—	—
MyDestination 2055	32,281,653	12,987,037	—	—
Conservative Allocation	18,836,000	24,028,000	—	—
Balanced Allocation	53,371,000	188,369,000	—	—
Growth Allocation	39,699,000	141,393,000	—	—
Aggressive Allocation	17,029,394	162,956,826	—	—
Low-Duration Bond	1,349,194,704	1,294,195,893	1,920,624,753	2,006,036,091
Medium-Duration Bond	2,751,877,852	2,744,940,844	608,006,098	531,125,129
Extended-Duration Bond	15,772,599	89,267,174	113,500,823	70,121,100
Global Bond	76,167,125	106,318,675	28,152,657	14,637,966
Defensive Market Strategies	504,900,475	412,826,691	—	—
Equity Index	83,539,071	20,131,524	—	—
Value Equity	435,895,414	526,286,550	—	—
Growth Equity	314,411,848	400,498,342	—	—
Small Cap Equity	369,645,601	419,208,678	—	—
International Equity Index	25,671,580	6,780,896	—	—
International Equity	442,442,675	460,022,043	—	—
Emerging Markets Equity	164,991,422	165,408,720	—	—
Inflation Protected Bond	14,675,163	22,240,316	164,212,042	193,094,318
Flexible Income	108,186,516	95,122,945	—	—
Real Estate Securities	312,205,143	344,293,364	—	—
Global Natural Resources Equity	61,657,707	93,031,555	—	—

Financial Futures Contracts

Investments as of December 31, 2016, included cash and securities that were valued and pledged as collateral to cover initial margin deposits. The market value of the open futures contracts is as follows:

Fund/Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Counter- party	Net Unrealized Appreciation (Depreciation) on Futures
MyDestination 2005 Fund
S&P 500® E-Mini	03/2017	5	$559,050	GSC	$(1,573)
5-Year U.S. Treasury Note	04/2017	10	1,176,641	GSC	5,423

			$1,735,691		$3,850

MyDestination 2015 Fund
MSCI EAFE Index E-Mini	03/2017	16	$1,340,480	GSC	$(13,389)
MSCI Emerging Markets E-Mini	03/2017	5	214,725	GSC	(3,906)
S&P 500® E-Mini	03/2017	21	2,348,010	GSC	(6,606)
10-Year U.S. Treasury Note	03/2017	21	2,609,906	GSC	(15,633)

			$6,513,121		$(39,534)

MyDestination 2025 Fund
MSCI EAFE Index E-Mini	03/2017	36	$3,016,080	GSC	$(30,125)
MSCI Emerging Markets E-Mini	03/2017	16	687,120	GSC	(7,004)
S&P 500® E-Mini	03/2017	53	5,925,930	GSC	(16,671)
10-Year U.S. Treasury Note	03/2017	31	3,852,719	GSC	(23,077)

			$13,481,849		$(76,877)

MyDestination 2035 Fund
MSCI EAFE Index E-Mini	03/2017	33	$2,764,740	GSC	$(28,414)
MSCI Emerging Markets E-Mini	03/2017	15	644,175	GSC	(6,872)
S&P 500® E-Mini	03/2017	53	5,925,930	GSC	(33,496)
10-Year U.S. Treasury Note	03/2017	14	1,739,938	GSC	(10,422)

			$11,074,783		$(79,204)

MyDestination 2045 Fund
MSCI EAFE Index E-Mini	03/2017	29	$2,429,620	GSC	$(12,012)
MSCI Emerging Markets E-Mini	03/2017	13	558,285	GSC	(6,083)
S&P 500® E-Mini	03/2017	41	4,584,210	GSC	(29,640)
10-Year U.S. Treasury Note	03/2017	3	372,844	GSC	(2,233)

			$7,944,959		$(49,968)

MyDestination 2055 Fund
S&P 500® E-Mini	03/2017	10	$1,118,100	GSC	$(3,773)

Conservative Allocation Fund
MSCI EAFE Index E-Mini	03/2017	8	$670,240	GSC	$(4,029)
S&P 500® E-Mini	03/2017	10	1,118,100	GSC	(3,227)
2-Year U.S. Treasury Note	04/2017	30	6,500,625	GSC	(693)

			$8,288,965		$(7,949)

Fund/Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Counter- party	Net Unrealized Appreciation (Depreciation) on Futures
Balanced Allocation Fund
MSCI EAFE Index E-Mini	03/2017	53	$4,440,340	GSC	$(45,471)
MSCI Emerging Markets E-Mini	03/2017	23	987,735	GSC	(10,374)
S&P 500® E-Mini	03/2017	88	9,839,280	GSC	(34,758)
10-Year U.S. Treasury Note	03/2017	41	5,095,531	GSC	(5,725)
Long U.S. Treasury Bond	03/2017	18	2,711,813	GSC	(8,470)
5-Year U.S. Treasury Note	04/2017	46	5,412,547	GSC	(17,275)

			$28,487,246		$(122,073)

Growth Allocation Fund
MSCI EAFE Index E-Mini	03/2017	77	$6,451,060	GSC	$(52,438)
MSCI Emerging Markets E-Mini	03/2017	37	1,588,965	GSC	(15,746)
S&P 500® E-Mini	03/2017	103	11,516,430	GSC	(49,406)
10-Year U.S. Treasury Note	03/2017	17	2,112,781	GSC	(7,343)
Long U.S. Treasury Bond	03/2017	6	903,938	GSC	(7,467)
5-Year U.S. Treasury Note	04/2017	19	2,235,617	GSC	(8,527)

			$24,808,791		$(140,927)

Aggressive Allocation Fund
MSCI EAFE Index E-Mini	03/2017	75	$6,283,500	GSC	$(50,015)
MSCI Emerging Markets E-Mini	03/2017	30	1,288,350	GSC	(14,201)
S&P 500® E-Mini	03/2017	106	11,851,860	GSC	(34,848)

			$19,423,710		$(99,064)

Low-Duration Bond Fund
90-Day Euro	03/2017	(73)	$(18,060,200)	CITI	$(5,549)
10-Year Australian Treasury Bond	03/2017	31	21,744,818	CITI	13,818
3-Year Australia Treasury Bond	03/2017	158	34,603,107	CITI	(20,115)
10-Year U.S. Treasury Note	03/2017	(48)	(5,965,500)	UBS	31,028
10-Year U.S. Ultra Note	03/2017	(34)	(4,558,125)	UBS	(10,645)
Long U.S. Treasury Bond	03/2017	(6)	(903,938)	UBS	940
Ultra Long U.S. Treasury Bond	03/2017	(12)	(1,923,000)	UBS	21,180
2-Year U.S. Treasury Note	04/2017	885	191,768,438	CITI	(130,422)
2-Year U.S. Treasury Note	04/2017	389	84,291,438	UBS	(83,176)
2-Year U.S. Treasury Note	04/2017	88	19,068,500	GSC	(24,609)
5-Year U.S. Treasury Note	04/2017	(232)	(27,298,063)	UBS	42,436
90-Day Euro	06/2018	(97)	(23,823,200)	CITI	23,550
90-Day Euro	06/2019	(77)	(18,831,313)	CITI	157,752

			$250,112,962		$16,188

Medium-Duration Bond Fund
90-Day Euro	03/2017	(409)	$(101,186,600)	GSC	$6,271
90-Day Euro	03/2017	344	85,105,600	DEUT	193
10-Year Japanese Bond	03/2017	(4)	(5,141,904)	GSC	(3,792)
Euro	03/2017	(8)	(1,057,400)	GSC	11,001
10-Year U.S. Treasury Note	03/2017	113	14,043,781	GSC	79,586
10-Year U.S. Treasury Note	03/2017	(39)	(4,846,969)	DEUT	29,514
10-Year U.S. Treasury Note	03/2017	(472)	(58,660,750)	GSC	112,552
10-Year U.S. Ultra Note	03/2017	(53)	(7,105,313)	GSC	37,764
Euro-Bund	03/2017	(10)	(1,727,931)	DEUT	(25,537)
Euro-Bund	03/2017	(92)	(15,896,966)	GSC	(212,154)
FTSE Bursa Malaysia KLCI	03/2017	59	8,403,640	GSC	122,542
Long U.S. Treasury Bond	03/2017	60	9,039,375	DEUT	(67,555)

Fund/Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Counter- party	Net Unrealized Appreciation (Depreciation) on Futures
Long U.S. Treasury Bond	03/2017	51	$7,683,469	GSC	$(13,885)
Long U.S. Treasury Bond	03/2017	(88)	(13,257,750)	GSC	52,337
Ultra Long U.S. Treasury Bond	03/2017	179	28,684,750	DEUT	(258,858)
Ultra Long U.S. Treasury Bond	03/2017	33	5,288,250	GSC	22,976
2-Year U.S. Treasury Note	04/2017	167	36,186,813	GSC	887
5-Year U.S. Treasury Note	04/2017	1,033	121,546,977	DEUT	(473,073)
5-Year U.S. Treasury Note	04/2017	890	104,721,016	GSC	(265,790)
5-Year U.S. Treasury Note	04/2017	133	15,649,320	CITI	49,655
90-Day Euro	06/2017	155	38,283,063	DEUT	24,285
90-Day Euro	12/2017	(205)	(50,471,000)	DEUT	220,166
90-Day Euro	06/2018	(72)	(17,683,200)	DEUT	45,499
90-Day Euro	06/2019	(346)	(84,618,625)	DEUT	(72,471)

			$112,981,646		$(577,887)

Global Bond Fund
Euro-Bund	03/2017	33	$5,702,173	GSC	$89,460
Euro-Buxl®	03/2017	(3)	(547,969)	GSC	(2,552)
10-Year U.S. Treasury Note	03/2017	(193)	(23,986,281)	GSC	25,061
Ultra Long U.S. Treasury Bond	03/2017	(32)	(5,128,000)	GSC	56,052
5-Year U.S. Treasury Note	04/2017	313	36,828,852	GSC	(108,181)

			$12,868,775		$59,840

Defensive Market Strategies Fund
S&P 500® E-Mini	03/2017	123	$13,752,630	GSC	$(38,690)

Equity Index Fund
S&P 500® E-Mini	03/2017	216	$24,150,960	GSC	$(128,715)

Value Equity Fund
S&P 500® E-Mini	03/2017	303	$33,878,430	GSC	$(172,183)

Growth Equity Fund
S&P 500® E-Mini	03/2017	490	$54,786,900	GSC	$(207,890)

Small Cap Equity Fund
Russell 2000® IMM-Mini	03/2017	374	$25,374,030	GSC	$(544,618)

International Equity Index Fund
MSCI EAFE Index E-Mini	03/2017	91	$7,623,980	GSC	$(37,291)

International Equity Fund
AEX Index	01/2017	(95)	$(9,662,203)	BAR	$(214,294)
CAC40 Index	01/2017	294	15,050,022	BAR	276,311
Hang Seng Index	01/2017	88	12,461,513	BAR	210,465
Hang Seng Index	01/2017	31	4,389,851	JPM	86,806
Hang Seng Index	01/2017	23	3,256,986	GSC	51,262
IBEX 35	01/2017	(16)	(1,568,606)	BAR	(16,299)
MSCI Singapore Index	01/2017	62	1,369,168	BAR	(6,469)
OMX 30 Index	01/2017	(117)	(1,950,728)	BAR	31,099
FTSE 100 Index®	03/2017	247	21,460,519	BAR	501,663
MSCI EAFE Index E-Mini	03/2017	518	43,398,040	GSC	(394,199)
ASX SPI 200 Index	03/2017	(416)	(42,261,673)	BAR	(766,359)
DAX Index	03/2017	99	29,869,971	BAR	526,364
S&P/TSE 60 Index	03/2017	(79)	(10,554,515)	BAR	(2,999)

Fund/Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Counter- party	Net Unrealized Appreciation (Depreciation) on Futures
Swiss Market Index Future	03/2017	(92)	$(7,384,032)	JPM	$(151,844)
TOPIX Index®	03/2017	222	28,833,882	BAR	465,647

			$86,708,195		$597,154

Emerging Markets Equity Fund
FTSE Bursa Malaysia KLCI	02/2017	(20)	$(364,579)	BAR	$(2,618)
HSCEI Index	02/2017	75	4,540,945	BAR	97,373
HSCEI Index	02/2017	74	4,388,180	GSC	87,880
MSCI Singapore Index	02/2017	(23)	(507,917)	BAR	1,265
MSCI Taiwan Index	02/2017	25	851,420	GSC	8,081
MSCI Taiwan Index	02/2017	15	515,700	BAR	2,034
SGX CNX Nifty Index	02/2017	(274)	(4,485,106)	GSC	(96,821)
TA-25 Index	02/2017	5	190,909	GSC	1,170
TAIEX	02/2017	29	1,675,141	GSC	2,372
BIST 30 Index	03/2017	15	40,946	JPM	337
Bovespa Index	03/2017	(10)	(187,676)	GSC	(1,412)
MSCI Emerging Markets E-Mini	03/2017	525	22,546,125	GSC	(153,656)
FTSE/JSE Top 40 Index	04/2017	(100)	(3,226,067)	BAR	42,698
KOSPI 200 Index	04/2017	22	2,368,397	JPM	67,437
KOSPI 200 Index	04/2017	21	2,260,743	GSC	72,188
KOSPI 200 Index	04/2017	18	1,937,779	BAR	57,648
Mexican Bolsa IPC Index	04/2017	(6)	(132,517)	JPM	2,725
SET50 Index	04/2017	(4)	(21,478)	BAR	47
WIG20 Index	04/2017	(37)	(332,599)	GSC	(9,510)

			$32,058,346		$179,238

Inflation Protected Bond Fund
Euro-Bund	03/2017	3	$518,379	UBS	$11,247
Euro-Buxl®	03/2017	(2)	(365,313)	UBS	(5,939)
Euro-Schatz	03/2017	(167)	(19,739,816)	UBS	(24,158)
FTSE Bursa Malaysia KLCI	03/2017	(3)	(427,304)	UBS	(4,385)
90-Day Euro	03/2017	(23)	(5,690,200)	UBS	(2,044)
10-Year Australian Treasury Bond	03/2017	(12)	(8,417,349)	UBS	(4,091)
10-Year Japanese Bond	03/2017	(4)	(5,141,904)	UBS	(1,295)
10-Year U.S. Treasury Note	03/2017	91	11,309,594	UBS	12,952
10-Year U.S. Ultra Note	03/2017	(25)	(3,351,563)	UBS	(1,272)
Long Gilt	03/2017	(4)	(620,295)	UBS	(10,454)
Long U.S. Treasury Bond	03/2017	(11)	(1,657,219)	UBS	1,723
Ultra Long U.S. Treasury Bond	03/2017	(56)	(8,974,000)	UBS	64,607
2-Year U.S. Treasury Note	04/2017	(23)	(4,983,813)	UBS	2,777
5-Year U.S. Treasury Note	04/2017	243	28,592,367	UBS	(65,864)
90-Day Euro	12/2017	59	14,525,800	UBS	(81,958)
90-Day Euro	12/2018	(59)	(14,455,000)	UBS	134,173

			$(18,877,636)		$26,019

Real Estate Securities Fund
S&P 500® MidCap 400	03/2017	35	$5,806,850	GSC	$(92,554)

Global Natural Resources Equity Fund
British Pound	03/2017	24	$1,853,700	GSC	$(56,316)
Canadian Dollar	03/2017	22	1,637,130	GSC	(46,017)
FTSE 100 Index®	03/2017	20	1,737,694	GSC	40,643

Fund/Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Counter- party	Net Unrealized Appreciation (Depreciation) on Futures
S&P 500® E-Mini	03/2017	1	$111,810	GSC	$(799)
S&P/TSE 60 Index	03/2017	14	1,872,652	GSC	(595)
XAE Energy	03/2017	72	5,427,360	GSC	(88,690)

			$12,640,346		$(151,774)

Forward Foreign Currency Contracts

As of December 31, 2016, the following Funds have forward foreign currency exchange contracts that obligate them to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying statements of assets and liabilities. The terms of the open contracts are as follows:

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
Low-Duration Bond Fund
01/03/17	U.S. Dollars	10,121,759	Danish Kroner	68,000,000	DEUT	$491,122
01/03/17	U.S. Dollars	7,401,704	Danish Kroner	50,037,000	UBS	315,113
01/03/17	U.S. Dollars	4,845,186	Danish Kroner	31,254,840	CITI	418,656
01/03/17	U.S. Dollars	111,998	Danish Kroner	750,000	DEUT	5,778
01/05/17	Canadian Dollars	17,094,292	U.S. Dollars	12,967,001	BOA	(234,271)
01/05/17	U.S. Dollars	13,430,748	Canadian Dollars	18,052,000	JPM	(15,332)
01/05/17	U.S. Dollars	1,028,122	Australian Dollars	1,383,000	NAB	30,241
01/05/17	Canadian Dollars	826,000	U.S. Dollars	612,412	WEST	2,837
01/05/17	Canadian Dollars	312,236	U.S. Dollars	237,000	BOA	(4,430)
01/05/17	U.S. Dollars	252,267	British Pounds	202,000	RBS	3,277
01/06/17	U.S. Dollars	4,625,451	Euro	4,361,000	BNP	33,065
01/06/17	Euro	4,360,000	U.S. Dollars	4,538,442	HSBC	52,891
01/06/17	Australian Dollars	3,908,000	U.S. Dollars	2,874,134	JPM	(54,456)
01/06/17	U.S. Dollars	3,122,202	Australian Dollars	4,194,000	HSBC	96,170
01/06/17	U.S. Dollars	3,000,057	Canadian Dollars	3,984,000	JPM	32,527
01/06/17	U.S. Dollars	2,883,100	Australian Dollars	3,901,000	JPM	68,471
01/06/17	U.S. Dollars	1,482,666	Euro	1,411,000	GSC	(3,199)
01/06/17	Euro	1,412,000	U.S. Dollars	1,478,432	GSC	8,486
01/10/17	U.S. Dollars	1,516,689	British Pounds	1,192,000	HSBC	47,195
01/10/17	U.S. Dollars	1,023,308	Euro	950,000	CITI	22,683
01/10/17	U.S. Dollars	418,394	Canadian Dollars	554,000	RBC	5,719
01/10/17	British Pounds	114,000	U.S. Dollars	144,080	HSBC	(3,542)
01/10/17	Canadian Dollars	2,000	U.S. Dollars	1,511	RBC	(21)
01/18/17	Canadian Dollars	934,185	U.S. Dollars	690,000	JPM	5,946
01/18/17	U.S. Dollars	690,000	Canadian Dollars	925,830	UBS	278
02/02/17	U.S. Dollars	4,544,716	Euro	4,360,000	HSBC	(53,213)
02/13/17	Mexican Pesos	6,060,456	U.S. Dollars	292,000	JPM	(1,514)
02/13/17	U.S. Dollars	2,372,994	Mexican Pesos	45,463,000	HSBC	193,888
02/13/17	Mexican Pesos	2,156,000	U.S. Dollars	104,447	BAR	(1,107)
02/13/17	U.S. Dollars	696,962	Euro	652,000	BOA	9,059
02/13/17	U.S. Dollars	695,779	British Pounds	552,000	BOA	14,701
02/13/17	U.S. Dollars	235,701	Mexican Pesos	5,035,000	HSBC	(5,634)
02/13/17	U.S. Dollars	227,485	Mexican Pesos	4,746,000	HSBC	3
02/13/17	U.S. Dollars	189,459	Mexican Pesos	4,001,000	BNP	(2,314)
02/14/17	Norwegian Krone	3,585,000	U.S. Dollars	426,963	GSC	(11,661)
02/14/17	U.S. Dollars	274,148	British Pounds	217,000	UBS	6,400
02/15/17	U.S. Dollars	7,220,077	Euro	6,600,000	RBS	256,042

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
04/03/17	U.S. Dollars	4,666,875	Danish Kroner	30,600,000	BNP	$311,055
07/20/17	U.S. Dollars	2,326,952	Euro	2,035,000	GSC	161,942

						$2,202,851

Medium-Duration Bond Fund
01/03/17	U.S. Dollars	405,460	Danish Kroner	2,895,000	HKSB	$(4,550)
01/06/17	Euro	5,599,119	U.S. Dollars	5,828,274	HKSB	67,923
01/06/17	U.S. Dollars	11,336,580	British Pounds	9,066,000	BNP	161,329
01/06/17	U.S. Dollars	6,998,229	Euro	6,598,119	BNP	50,027
01/06/17	Euro	999,000	U.S. Dollars	1,063,799	JPM	(11,794)
01/17/17	South Korean Won	7,672,734,950	U.S. Dollars	6,433,080	UBS	(80,427)
01/17/17	Indian Rupees	9,281,162	U.S. Dollars	137,224	GSC	(741)
01/17/17	U.S. Dollars	6,182,012	South Korean Won	7,007,619,200	UBS	380,042
01/17/17	U.S. Dollars	585,000	South Korean Won	665,115,750	BAR	34,316
01/17/17	U.S. Dollars	136,327	Indian Rupees	9,281,162	UBS	(156)
01/20/17	Mexican Pesos	2,590,000	U.S. Dollars	126,446	GSC	(1,921)
01/20/17	Indonesian Rupiahs	22,179,120,000	U.S. Dollars	1,681,510	CITIC	(40,588)
01/20/17	Indian Rupees	107,180,000	U.S. Dollars	1,587,617	CITIC	(11,996)
01/20/17	Indian Rupees	87,040,000	U.S. Dollars	1,287,764	CITIC	(8,216)
01/20/17	Mexican Pesos	45,220,000	U.S. Dollars	2,315,910	JPM	(141,762)
01/20/17	U.S. Dollars	7,229,646	Chinese Yuan Renminbi	48,702,511	BAR	228,109
01/20/17	U.S. Dollars	5,590,467	Japanese Yen	576,120,000	CITIC	654,908
01/20/17	Mexican Pesos	2,550,000	U.S. Dollars	133,114	JPM	(10,512)
01/20/17	Euro	1,949,043	U.S. Dollars	2,187,645	CITIC	(133,609)
01/20/17	U.S. Dollars	1,750,746	Polish Zloty	6,730,000	CITIC	143,159
01/20/17	U.S. Dollars	1,526,944	Chinese Yuan Renminbi	10,300,000	CITIG	46,202
01/20/17	U.S. Dollars	986,456	Chinese Yuan Renminbi	6,780,000	CITIC	11,754
01/20/17	U.S. Dollars	978,289	Japanese Yen	103,888,523	CITIC	88,287
01/20/17	British Pounds	850,000	U.S. Dollars	1,056,159	BAR	(7,980)
01/20/17	U.S. Dollars	772,841	Mexican Pesos	15,100,000	CITIC	46,843
01/20/17	U.S. Dollars	709,304	British Pounds	563,373	BOA	14,579
01/20/17	British Pounds	484,000	U.S. Dollars	603,157	CITIC	(6,312)
01/20/17	U.S. Dollars	455,769	Mexican Pesos	9,436,741	CS	2,056
01/20/17	U.S. Dollars	67,184	Euro	63,001	CITIC	790
01/20/17	U.S. Dollars	56,496	Euro	51,001	CITIC	2,748
02/02/17	U.S. Dollars	5,836,331	Euro	5,599,119	HKSB	(68,337)
02/02/17	U.S. Dollars	869,922	Mexican Pesos	17,906,558	BAR	10,593
02/02/17	U.S. Dollars	834,925	Mexican Pesos	16,970,693	MSCS	20,509
02/02/17	U.S. Dollars	821,132	Brazilian Reals	2,664,000	JPM	11,050
02/02/17	Brazilian Reals	810,508	U.S. Dollars	240,478	MSCS	5,985
02/09/17	U.S. Dollars	224,058	Euro	215,501	JPM	(3,270)
02/13/17	U.S. Dollars	2,536,852	Euro	2,282,121	CITIC	129,062
02/13/17	U.S. Dollars	1,703,403	British Pounds	1,379,296	BOA	1,576
02/13/17	U.S. Dollars	983,633	Euro	882,297	BOA	52,751
02/13/17	Euro	792,686	U.S. Dollars	884,440	UBS	(48,103)
02/13/17	U.S. Dollars	140,458	Euro	126,001	CITIC	7,519
02/13/17	U.S. Dollars	91,371	Mexican Pesos	1,750,525	HKSB	7,466
02/16/17	U.S. Dollars	1,509,611	Mexican Pesos	30,788,526	UBS	34,362
02/23/17	U.S. Dollars	1,518,122	Mexican Pesos	31,189,057	RBC	24,833
03/02/17	U.S. Dollars	752,046	Mexican Pesos	15,360,530	UBS	17,205
03/02/17	U.S. Dollars	751,953	Mexican Pesos	15,357,131	RBC	17,275

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/02/17	U.S. Dollars	61,669	Mexican Pesos	1,273,270	MSCS	$756
03/15/17	Japanese Yen	17,149,387	U.S. Dollars	147,000	UBS	288
03/15/17	Switzerland Francs	149,276	Euro	139,000	CS	407
03/15/17	Japanese Yen	34,279,665	U.S. Dollars	294,000	UBS	411
03/15/17	Japanese Yen	34,273,135	U.S. Dollars	292,000	MLCS	2,355
03/15/17	Japanese Yen	33,668,349	U.S. Dollars	286,000	SS	3,161
03/15/17	Japanese Yen	17,175,994	U.S. Dollars	146,000	MSCS	1,516
03/15/17	Japanese Yen	17,127,216	U.S. Dollars	146,000	UBS	1,097
03/15/17	Japanese Yen	17,116,533	U.S. Dollars	147,000	SS	6
03/15/17	Japanese Yen	16,885,239	U.S. Dollars	143,000	BNP	2,019
03/15/17	Japanese Yen	16,858,699	U.S. Dollars	143,000	CITIG	1,791
03/15/17	Japanese Yen	16,831,171	U.S. Dollars	143,000	SS	1,555
03/15/17	Japanese Yen	16,376,703	U.S. Dollars	143,000	UBS	(2,349)
03/15/17	Swedish Kronor	13,683,918	Euro	1,408,194	JPM	20,700
03/15/17	Swedish Kronor	10,351,229	Euro	1,066,752	RBS	14,052
03/15/17	Swedish Kronor	6,980,799	Euro	715,101	BAR	14,030
03/15/17	Norwegian Krone	3,537,816	Euro	393,782	CITIG	(6,206)
03/15/17	Norwegian Krone	2,422,818	Euro	270,000	SS	(4,593)
03/15/17	U.S. Dollars	1,690,641	Australian Dollars	2,284,243	WEST	45,232
03/15/17	Swedish Kronor	1,571,207	U.S. Dollars	169,007	SS	4,224
03/15/17	Swedish Kronor	1,325,456	Euro	136,000	BNP	2,428
03/15/17	Swedish Kronor	1,314,772	Euro	135,000	SS	2,307
03/15/17	Swedish Kronor	1,311,422	Euro	135,000	BNP	1,938
03/15/17	Norwegian Krone	1,283,997	Euro	141,000	JPM	(226)
03/15/17	Norwegian Krone	1,278,111	Euro	141,000	BNP	(909)
03/15/17	Norwegian Krone	1,277,498	Euro	140,000	RBC	77
03/15/17	Norwegian Krone	1,276,748	Euro	140,000	JPM	(9)
03/15/17	Norwegian Krone	1,274,237	Euro	140,000	RBC	(300)
03/15/17	U.S. Dollars	1,021,568	British Pounds	808,190	SC	23,677
03/15/17	U.S. Dollars	702,850	Canadian Dollars	922,498	SS	15,164
03/15/17	New Zealand Dollars	701,666	U.S. Dollars	501,168	CS	(14,819)
03/15/17	Swedish Kronor	680,960	Euro	70,000	SS	1,111
03/15/17	Norwegian Krone	561,460	Swedish Kronor	590,151	SS	(16)
03/15/17	Norwegian Krone	507,989	U.S. Dollars	58,494	CITIG	362
03/15/17	U.S. Dollars	487,374	Japanese Yen	56,144,323	SS	5,178
03/15/17	Switzerland Francs	464,266	Euro	431,835	UBS	1,765
03/15/17	Australian Dollars	453,810	U.S. Dollars	338,123	BNP	(11,229)
03/15/17	U.S. Dollars	294,381	British Pounds	238,000	UBS	516
03/15/17	U.S. Dollars	287,000	Japanese Yen	33,241,373	RBC	1,506
03/15/17	Euro	286,828	U.S. Dollars	300,760	SC	2,323
03/15/17	U.S. Dollars	286,525	Euro	275,000	CITIG	(4,059)
03/15/17	U.S. Dollars	286,000	Japanese Yen	33,535,216	SS	(2,018)
03/15/17	U.S. Dollars	285,281	Australian Dollars	386,000	SS	7,233
03/15/17	Euro	272,000	British Pounds	228,360	RBS	5,452
03/15/17	Australian Dollars	204,000	New Zealand Dollars	211,386	WEST	428
03/15/17	Australian Dollars	202,000	U.S. Dollars	145,780	WEST	(273)
03/15/17	Australian Dollars	200,000	U.S. Dollars	145,649	UBS	(1,582)
03/15/17	Canadian Dollars	199,294	U.S. Dollars	147,000	RBC	1,566
03/15/17	Canadian Dollars	198,174	U.S. Dollars	147,000	RBC	731
03/15/17	Canadian Dollars	194,996	U.S. Dollars	146,000	MSCS	(638)
03/15/17	Australian Dollars	194,000	U.S. Dollars	142,448	CITIG	(2,704)

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/15/17	Australian Dollars	193,000	U.S. Dollars	142,204	SS	$(3,180)
03/15/17	Canadian Dollars	191,197	U.S. Dollars	143,000	RBC	(470)
03/15/17	Canadian Dollars	191,150	U.S. Dollars	143,000	RBC	(505)
03/15/17	Canadian Dollars	190,789	U.S. Dollars	143,000	RBC	(775)
03/15/17	Canadian Dollars	187,257	U.S. Dollars	143,000	RBC	(3,407)
03/15/17	U.S. Dollars	148,963	Euro	141,316	BAR	(361)
03/15/17	U.S. Dollars	147,591	Euro	140,293	SS	(652)
03/15/17	U.S. Dollars	147,325	Euro	141,000	BNP	(1,665)
03/15/17	U.S. Dollars	147,115	Euro	140,000	MLCS	(819)
03/15/17	U.S. Dollars	147,000	Japanese Yen	17,038,770	CITIG	662
03/15/17	U.S. Dollars	147,000	Japanese Yen	17,049,060	CITIG	574
03/15/17	U.S. Dollars	147,000	Japanese Yen	17,050,089	SS	565
03/15/17	U.S. Dollars	147,000	Japanese Yen	17,121,207	HKSB	(46)
03/15/17	U.S. Dollars	147,000	Canadian Dollars	197,924	RBC	(545)
03/15/17	U.S. Dollars	147,000	Canadian Dollars	198,365	RBC	(873)
03/15/17	U.S. Dollars	147,000	Japanese Yen	17,226,342	SS	(949)
03/15/17	Switzerland Francs	146,983	Euro	137,000	CS	258
03/15/17	U.S. Dollars	146,941	Euro	140,000	BNP	(993)
03/15/17	U.S. Dollars	146,915	Euro	140,000	SS	(1,019)
03/15/17	U.S. Dollars	146,906	Euro	140,000	UBS	(1,027)
03/15/17	U.S. Dollars	146,710	Euro	140,000	SC	(1,223)
03/15/17	U.S. Dollars	146,414	Australian Dollars	203,000	HKSB	187
03/15/17	Australian Dollars	146,405	U.S. Dollars	105,498	CITIG	(38)
03/15/17	U.S. Dollars	146,000	Japanese Yen	16,976,734	SC	195
03/15/17	U.S. Dollars	146,000	Japanese Yen	17,045,792	CS	(398)
03/15/17	U.S. Dollars	146,000	Japanese Yen	17,057,326	BAR	(497)
03/15/17	U.S. Dollars	146,000	Japanese Yen	17,084,978	MSCS	(735)
03/15/17	U.S. Dollars	146,000	Japanese Yen	17,124,632	BAR	(1,075)
03/15/17	U.S. Dollars	146,000	Japanese Yen	17,133,100	MSCS	(1,148)
03/15/17	U.S. Dollars	146,000	Japanese Yen	17,188,288	MLCS	(1,622)
03/15/17	U.S. Dollars	146,000	Japanese Yen	17,188,507	SS	(1,624)
03/15/17	U.S. Dollars	145,660	New Zealand Dollars	210,000	CITIG	102
03/15/17	U.S. Dollars	144,227	Euro	135,000	BAR	1,576
03/15/17	U.S. Dollars	143,356	British Pounds	114,000	BAR	2,597
03/15/17	U.S. Dollars	143,339	Euro	135,000	MLCS	689
03/15/17	U.S. Dollars	143,000	Canadian Dollars	189,031	JPM	2,085
03/15/17	U.S. Dollars	143,000	Canadian Dollars	189,868	JPM	1,461
03/15/17	U.S. Dollars	143,000	Japanese Yen	16,810,522	MLCS	(1,377)
03/15/17	U.S. Dollars	142,996	British Pounds	113,000	MLCS	3,472
03/15/17	U.S. Dollars	142,786	New Zealand Dollars	200,000	UBS	4,159
03/15/17	U.S. Dollars	142,768	Australian Dollars	192,000	SC	4,464
03/15/17	U.S. Dollars	142,599	Australian Dollars	191,000	BAR	5,016
03/15/17	Euro	141,000	U.S. Dollars	147,169	BNP	1,821
03/15/17	Euro	141,000	U.S. Dollars	147,234	SS	1,757
03/15/17	Euro	141,000	Swedish Kronor	1,349,976	SS	151
03/15/17	Euro	141,000	Swedish Kronor	1,358,758	SS	(817)
03/15/17	Euro	141,000	Swedish Kronor	1,363,139	SS	(1,300)
03/15/17	Euro	137,000	U.S. Dollars	143,323	HKSB	1,441
03/15/17	Euro	135,360	U.S. Dollars	140,873	DEUT	2,157
03/15/17	Euro	134,900	Swedish Kronor	1,287,521	CITIG	591
03/15/17	Euro	126,629	U.S. Dollars	132,468	MLCS	1,337
03/15/17	British Pounds	120,267	Euro	140,000	CITIG	563

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/15/17	British Pounds	119,224	Euro	140,000	BAR	$(725)
03/15/17	British Pounds	119,000	U.S. Dollars	146,677	SS	255
03/15/17	New Zealand Dollars	118,870	U.S. Dollars	81,937	CS	456
03/15/17	British Pounds	118,000	U.S. Dollars	145,906	RBS	(208)
03/15/17	British Pounds	118,000	Japanese Yen	17,088,170	SS	(1,064)
03/15/17	British Pounds	115,000	U.S. Dollars	143,902	BAR	(1,909)
03/15/17	U.S. Dollars	105,888	Swedish Kronor	970,573	CS	(1,120)
03/15/17	Australian Dollars	97,950	U.S. Dollars	70,333	CS	223
03/15/17	New Zealand Dollars	93,374	U.S. Dollars	64,472	MLCS	249
03/15/17	Euro	90,727	Australian Dollars	129,651	DEUT	2,477
03/15/17	New Zealand Dollars	85,170	U.S. Dollars	58,587	BAR	448
03/15/17	U.S. Dollars	82,313	Swedish Kronor	760,864	SS	(1,574)
03/15/17	Euro	77,144	U.S. Dollars	80,783	SS	733
03/15/17	U.S. Dollars	70,597	Swedish Kronor	646,460	SS	(677)
03/15/17	U.S. Dollars	58,855	Swedish Kronor	548,791	MSCS	(1,651)
03/15/17	U.S. Dollars	58,611	Euro	55,920	CS	(478)
03/15/17	U.S. Dollars	58,498	Australian Dollars	79,806	CS	1,011
03/16/17	U.S. Dollars	884,033	Mexican Pesos	18,085,292	CITIG	20,453
03/16/17	U.S. Dollars	375,078	Mexican Pesos	7,662,093	MLCS	9,210
03/16/17	U.S. Dollars	294,824	Mexican Pesos	6,098,142	MSCS	3,635
03/16/17	U.S. Dollars	233,308	Mexican Pesos	4,815,233	MLCS	3,378
03/21/17	U.S. Dollars	6,436,750	South Korean Won	7,672,734,950	UBS	83,387
03/22/17	Swedish Kronor	5,694,767	Euro	583,444	SS	11,376
03/22/17	U.S. Dollars	1,076,950	Canadian Dollars	1,443,148	RBC	1,043
03/30/17	U.S. Dollars	746,896	Mexican Pesos	15,288,517	CITIG	18,219
03/30/17	U.S. Dollars	587,227	Mexican Pesos	12,168,526	UBS	7,255
04/03/17	U.S. Dollars	5,686,235	Danish Kroner	36,813,115	UBS	445,996
04/03/17	Danish Kroner	49,115	U.S. Dollars	7,458	HKSB	(467)
04/20/17	Indian Rupees	9,281,162	U.S. Dollars	134,861	UBS	102
06/08/17	U.S. Dollars	2,393,298	Mexican Pesos	50,098,902	JPM	31,549
12/17/18	U.S. Dollars	8,859,257	Japanese Yen	970,000,000	BNP	163,005

						$2,631,743

Global Bond Fund
02/13/17	Japanese Yen	744,255,000	U.S. Dollars	7,128,128	DEUT	$(745,159)
02/13/17	Japanese Yen	646,590,000	U.S. Dollars	5,921,696	CITIG	(376,333)
02/13/17	Japanese Yen	494,970,000	U.S. Dollars	4,203,317	UBS	41,704
02/13/17	Japanese Yen	231,200,000	U.S. Dollars	2,249,946	UBS	(267,101)
02/13/17	Japanese Yen	226,850,000	U.S. Dollars	2,028,261	UBS	(82,722)
02/13/17	Mexican Pesos	18,065,079	U.S. Dollars	943,110	DEUT	(77,225)
02/13/17	Swedish Kronor	5,133,306	U.S. Dollars	577,214	BAR	(12,187)
02/13/17	U.S. Dollars	4,394,199	British Pounds	3,584,041	DEUT	(27,925)
02/13/17	Euro	4,010,000	U.S. Dollars	4,197,103	HKSB	33,714
02/13/17	Euro	3,850,000	U.S. Dollars	4,080,249	CITIG	(18,243)
02/13/17	Euro	2,891,122	U.S. Dollars	3,216,374	HSBC	(166,047)
02/13/17	U.S. Dollars	2,015,943	Euro	1,808,255	BOA	108,113
02/13/17	U.S. Dollars	1,552,225	Euro	1,395,000	JPM	80,407
02/13/17	U.S. Dollars	1,485,087	Euro	1,335,966	CITI	75,553
02/13/17	Euro	750,058	U.S. Dollars	836,878	UBS	(45,516)
02/13/17	U.S. Dollars	579,727	Swedish Kronor	5,130,000	UBS	15,063
02/13/17	U.S. Dollars	319,140	British Pounds	259,710	BAR	(1,300)

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
02/13/17	U.S. Dollars	311,715	Japanese Yen	32,140,000	HSBC	$36,072
02/13/17	U.S. Dollars	246,386	British Pounds	200,000	GSC	(381)
02/13/17	U.S. Dollars	185,265	British Pounds	150,000	UBS	189
03/07/17	Indonesian Rupiahs	26,810,100,000	U.S. Dollars	1,945,298	CITIG	24,705
03/07/17	Indian Rupees	235,950,000	U.S. Dollars	3,418,822	JPM	31,715
03/07/17	Indian Rupees	20,867,535	U.S. Dollars	302,792	CITIG	2,375
03/07/17	U.S. Dollars	2,908,260	Brazilian Reals	10,249,000	BAR	(182,188)

						$(1,552,717)

Defensive Market Strategies Fund
03/31/17	Japanese Yen	20,518,720	U.S. Dollars	175,953	CS	$433
03/31/17	U.S. Dollars	5,404,293	Euro	5,182,433	UBS	(76,912)
03/31/17	U.S. Dollars	174,195	Japanese Yen	20,518,720	CS	(2,192)
03/31/17	U.S. Dollars	163,819	Euro	156,346	UBS	(1,540)
03/31/17	U.S. Dollars	146,188	Euro	139,287	UBS	(1,128)

						$(81,339)

International Equity Fund
03/15/17	Japanese Yen	1,092,218,284	U.S. Dollars	9,609,600	CITIG	$(229,072)
03/15/17	Japanese Yen	1,038,151,204	U.S. Dollars	9,058,911	CITIG	(142,739)
03/15/17	Japanese Yen	867,169,343	U.S. Dollars	7,745,367	CITIG	(297,674)
03/15/17	Japanese Yen	844,470,606	U.S. Dollars	7,454,225	CITIG	(201,480)
03/15/17	Japanese Yen	534,658,351	U.S. Dollars	4,722,585	CITIG	(130,666)
03/15/17	Japanese Yen	524,082,740	U.S. Dollars	4,563,210	CITIG	(62,120)
03/15/17	Japanese Yen	520,840,608	U.S. Dollars	4,570,398	CITIG	(97,153)
03/15/17	Japanese Yen	427,360,864	U.S. Dollars	3,749,971	CITIG	(79,578)
03/15/17	Japanese Yen	397,866,000	U.S. Dollars	3,467,587	CITIG	(50,511)
03/15/17	Japanese Yen	345,060,000	U.S. Dollars	3,042,895	CITIG	(79,344)
03/15/17	Japanese Yen	281,678,000	U.S. Dollars	2,402,409	CITIG	16,786
03/15/17	Norwegian Krone	60,006,000	U.S. Dollars	6,873,506	CITIG	78,784
03/15/17	Norwegian Krone	31,764,000	U.S. Dollars	3,773,648	CITIG	(93,474)
03/15/17	Norwegian Krone	25,475,000	U.S. Dollars	2,972,590	CITIG	(21,058)
03/15/17	Norwegian Krone	20,152,763	U.S. Dollars	2,408,290	CITIG	(73,393)
03/15/17	Norwegian Krone	19,399,226	U.S. Dollars	2,297,654	CITIG	(50,061)
03/15/17	Norwegian Krone	19,188,167	U.S. Dollars	2,289,890	CITIG	(66,751)
03/15/17	Norwegian Krone	14,908,000	U.S. Dollars	1,779,964	CITIG	(52,725)
03/15/17	Canadian Dollars	12,068,000	U.S. Dollars	9,024,457	CITIG	(28,235)
03/15/17	U.S. Dollars	10,689,716	Euro	10,026,000	CITIG	95,556
03/15/17	Norwegian Krone	9,594,084	U.S. Dollars	1,148,996	CITIG	(37,427)
03/15/17	Norwegian Krone	9,531,832	U.S. Dollars	1,127,458	CITIG	(23,101)
03/15/17	Norwegian Krone	8,100,317	U.S. Dollars	965,482	CITIG	(26,980)
03/15/17	U.S. Dollars	7,480,157	Switzerland Francs	7,663,000	CITIG	(80,607)
03/15/17	U.S. Dollars	7,465,060	Euro	6,921,000	CITIG	151,855
03/15/17	Swedish Kronor	7,084,000	U.S. Dollars	774,872	CITIG	6,162
03/15/17	Euro	7,008,000	U.S. Dollars	7,294,024	CITIG	111,110
03/15/17	U.S. Dollars	6,869,133	Japanese Yen	808,761,000	CITIG	(76,920)
03/15/17	Canadian Dollars	5,686,000	U.S. Dollars	4,186,845	CITIG	51,845
03/15/17	Norwegian Krone	4,568,611	U.S. Dollars	540,850	CITIG	(11,531)
03/15/17	Norwegian Krone	4,504,000	U.S. Dollars	517,943	CITIG	3,890
03/15/17	U.S. Dollars	4,490,076	Swedish Kronor	40,747,948	CITIG	(2,513)
03/15/17	U.S. Dollars	4,288,957	Swedish Kronor	39,081,528	CITIG	(19,904)

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/15/17	U.S. Dollars	4,185,051	Canadian Dollars	5,612,279	CITIG	$1,316
03/15/17	Canadian Dollars	3,914,000	U.S. Dollars	2,946,180	CITIG	(28,446)
03/15/17	New Zealand Dollars	3,540,836	U.S. Dollars	2,498,619	CITIG	(44,341)
03/15/17	U.S. Dollars	3,456,453	Switzerland Francs	3,467,657	CITIG	35,060
03/15/17	U.S. Dollars	3,426,055	Switzerland Francs	3,442,220	CITIG	29,759
03/15/17	British Pounds	3,380,974	U.S. Dollars	4,229,141	CITIG	(54,571)
03/15/17	New Zealand Dollars	3,307,491	U.S. Dollars	2,355,015	CITIG	(62,477)
03/15/17	U.S. Dollars	3,249,176	Switzerland Francs	3,264,410	CITIG	28,318
03/15/17	U.S. Dollars	3,181,301	Swedish Kronor	28,838,647	CITIG	1,750
03/15/17	New Zealand Dollars	3,138,929	U.S. Dollars	2,228,370	CITIG	(52,669)
03/15/17	Australian Dollars	3,068,789	U.S. Dollars	2,263,124	CITIG	(52,581)
03/15/17	Canadian Dollars	2,870,000	U.S. Dollars	2,137,091	CITIG	2,382
03/15/17	Hong Kong Dollars	2,867,127	U.S. Dollars	369,991	CITIG	(149)
03/15/17	U.S. Dollars	2,808,867	Canadian Dollars	3,728,574	CITIG	29,361
03/15/17	British Pounds	2,798,026	U.S. Dollars	3,530,534	CITIG	(75,744)
03/15/17	U.S. Dollars	2,762,248	Switzerland Francs	2,791,552	CITIG	7,940
03/15/17	Hong Kong Dollars	2,720,891	U.S. Dollars	351,016	CITIG	(38)
03/15/17	U.S. Dollars	2,693,104	Switzerland Francs	2,720,341	CITIG	9,056
03/15/17	U.S. Dollars	2,692,064	Switzerland Francs	2,720,341	CITIG	8,017
03/15/17	U.S. Dollars	2,645,733	Canadian Dollars	3,500,543	CITIG	36,215
03/15/17	U.S. Dollars	2,613,385	Canadian Dollars	3,470,483	CITIG	26,275
03/15/17	U.S. Dollars	2,532,062	Swedish Kronor	23,038,000	CITIG	(7,950)
03/15/17	U.S. Dollars	2,391,493	Swedish Kronor	21,784,410	CITIG	(10,307)
03/15/17	New Zealand Dollars	2,317,149	U.S. Dollars	1,638,905	CITIG	(32,808)
03/15/17	New Zealand Dollars	2,314,864	U.S. Dollars	1,648,620	CITIG	(44,106)
03/15/17	New Zealand Dollars	2,303,675	U.S. Dollars	1,630,229	CITIG	(33,471)
03/15/17	Norwegian Krone	2,208,000	U.S. Dollars	261,778	CITIG	(5,960)
03/15/17	Danish Kroner	2,197,000	U.S. Dollars	318,640	CITIG	(6,267)
03/15/17	U.S. Dollars	2,039,249	Swedish Kronor	18,718,460	CITIG	(24,520)
03/15/17	U.S. Dollars	1,992,830	Swedish Kronor	18,188,926	CITIG	(12,556)
03/15/17	U.S. Dollars	1,980,983	Switzerland Francs	2,030,000	CITIG	(21,934)
03/15/17	U.S. Dollars	1,966,275	Canadian Dollars	2,617,269	CITIG	15,203
03/15/17	U.S. Dollars	1,872,727	British Pounds	1,531,000	CITIG	(17,635)
03/15/17	Hong Kong Dollars	1,818,982	U.S. Dollars	234,810	CITIG	(172)
03/15/17	U.S. Dollars	1,768,201	Canadian Dollars	2,347,852	CITIG	17,969
03/15/17	Australian Dollars	1,746,000	U.S. Dollars	1,299,177	CITIG	(41,480)
03/15/17	Israeli Shekels	1,621,009	U.S. Dollars	425,639	CITIG	(3,929)
03/15/17	U.S. Dollars	1,596,134	Swedish Kronor	14,381,941	CITIG	10,480
03/15/17	U.S. Dollars	1,547,942	Switzerland Francs	1,560,602	CITIG	8,161
03/15/17	U.S. Dollars	1,532,086	British Pounds	1,203,000	CITIG	46,713
03/15/17	Australian Dollars	1,518,542	U.S. Dollars	1,133,133	CITIG	(39,280)
03/15/17	British Pounds	1,473,000	U.S. Dollars	1,847,622	CITIG	(28,873)
03/15/17	Australian Dollars	1,468,448	U.S. Dollars	1,092,471	CITIG	(34,702)
03/15/17	Danish Kroner	1,354,000	U.S. Dollars	194,683	CITIG	(2,169)
03/15/17	U.S. Dollars	1,289,277	Swedish Kronor	11,811,022	CITIG	(12,925)
03/15/17	Israeli Shekels	1,225,167	U.S. Dollars	323,807	CITIG	(5,076)
03/15/17	Israeli Shekels	1,211,986	U.S. Dollars	320,709	CITIG	(5,407)
03/15/17	New Zealand Dollars	1,190,000	U.S. Dollars	856,024	CITIG	(31,193)
03/15/17	U.S. Dollars	1,046,655	Swedish Kronor	9,523,118	CITIG	(3,299)
03/15/17	Australian Dollars	1,004,514	U.S. Dollars	743,906	CITIG	(20,323)
03/15/17	Australian Dollars	991,696	U.S. Dollars	736,590	CITIG	(22,241)
03/15/17	Switzerland Francs	941,000	U.S. Dollars	931,600	CITIG	(3,154)

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/15/17	U.S. Dollars	940,380	Switzerland Francs	950,516	CITIG	$2,545
03/15/17	U.S. Dollars	930,565	Switzerland Francs	936,361	CITIG	6,696
03/15/17	Israeli Shekels	903,513	U.S. Dollars	236,802	CITIG	(1,750)
03/15/17	U.S. Dollars	871,398	Japanese Yen	100,121,000	CITIG	11,507
03/15/17	Israeli Shekels	804,866	U.S. Dollars	212,101	CITIG	(2,712)
03/15/17	Australian Dollars	786,456	U.S. Dollars	584,465	CITIG	(17,956)
03/15/17	New Zealand Dollars	717,777	U.S. Dollars	515,481	CITIG	(17,964)
03/15/17	New Zealand Dollars	702,279	U.S. Dollars	502,246	CITIG	(15,472)
03/15/17	Israeli Shekels	675,459	U.S. Dollars	176,762	CITIG	(1,040)
03/15/17	Euro	643,000	U.S. Dollars	685,001	CITIG	(5,563)
03/15/17	Hong Kong Dollars	621,000	U.S. Dollars	80,055	CITIG	50
03/15/17	U.S. Dollars	529,205	Danish Kroner	3,658,727	CITIG	9,001
03/15/17	Australian Dollars	515,000	U.S. Dollars	385,245	CITIG	(14,275)
03/15/17	U.S. Dollars	500,511	Danish Kroner	3,440,273	CITIG	11,367
03/15/17	Australian Dollars	494,555	U.S. Dollars	369,215	CITIG	(12,972)
03/15/17	U.S. Dollars	451,268	Swedish Kronor	4,211,000	CITIG	(13,008)
03/15/17	Singapore Dollars	359,168	U.S. Dollars	252,140	CITIG	(4,215)
03/15/17	Singapore Dollars	351,293	U.S. Dollars	246,554	CITIG	(4,066)
03/15/17	Canadian Dollars	341,000	U.S. Dollars	260,294	CITIG	(6,092)
03/15/17	Singapore Dollars	333,735	U.S. Dollars	234,297	CITIG	(3,929)
03/15/17	U.S. Dollars	305,669	Euro	283,639	CITIG	5,956
03/15/17	U.S. Dollars	304,435	Euro	285,327	CITIG	2,939
03/15/17	Singapore Dollars	289,940	U.S. Dollars	204,811	CITIG	(4,673)
03/15/17	U.S. Dollars	288,460	Swedish Kronor	2,646,000	CITIG	(3,269)
03/15/17	U.S. Dollars	285,753	Euro	264,235	CITIG	6,544
03/15/17	Singapore Dollars	274,516	U.S. Dollars	191,730	CITIG	(2,239)
03/15/17	U.S. Dollars	267,345	Hong Kong Dollars	2,074,000	CITIG	(189)
03/15/17	U.S. Dollars	248,227	Euro	231,258	CITIG	3,864
03/15/17	U.S. Dollars	201,411	Euro	189,092	CITIG	1,603
03/15/17	U.S. Dollars	201,360	Euro	189,093	CITIG	1,551
03/15/17	U.S. Dollars	181,202	Euro	169,719	CITIG	1,865
03/15/17	U.S. Dollars	172,220	British Pounds	135,000	CITIG	5,532
03/15/17	U.S. Dollars	146,160	Danish Kroner	1,042,000	CITIG	(1,993)
03/15/17	Singapore Dollars	142,661	U.S. Dollars	100,517	CITIG	(2,042)
03/15/17	Singapore Dollars	137,000	U.S. Dollars	96,582	CITIG	(2,014)
03/15/17	U.S. Dollars	135,032	Danish Kroner	941,000	CITIG	1,239
03/15/17	Danish Kroner	135,000	U.S. Dollars	18,963	CITIG	231
03/15/17	Singapore Dollars	134,544	U.S. Dollars	93,954	CITIG	(1,082)
03/15/17	Singapore Dollars	134,143	U.S. Dollars	94,204	CITIG	(1,608)
03/15/17	U.S. Dollars	119,643	Swedish Kronor	1,085,000	CITIG	18
03/15/17	Euro	100,000	U.S. Dollars	104,983	CITIG	684
03/15/17	Israeli Shekels	94,000	U.S. Dollars	24,783	CITIG	(329)
03/15/17	U.S. Dollars	89,280	Hong Kong Dollars	692,000	CITIG	16
03/15/17	U.S. Dollars	80,667	Euro	75,637	CITIG	744
03/15/17	U.S. Dollars	78,020	Euro	73,000	CITIG	884
03/15/17	U.S. Dollars	63,004	Hong Kong Dollars	489,000	CITIG	(74)
03/15/17	Israeli Shekels	49,000	U.S. Dollars	12,936	CITIG	(188)
03/15/17	U.S. Dollars	43,176	British Pounds	34,000	CITIG	1,195
03/15/17	Hong Kong Dollars	39,000	U.S. Dollars	5,032	CITIG	(1)
03/15/17	U.S. Dollars	35,720	Singapore Dollars	51,000	CITIG	516
03/15/17	Swedish Kronor	35,000	U.S. Dollars	3,847	CITIG	12

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/15/17	U.S. Dollars	29,372	Danish Kroner	205,000	CITIG	$224
03/15/17	U.S. Dollars	27,959	British Pounds	22,000	CITIG	795
03/15/17	U.S. Dollars	25,238	Singapore Dollars	36,000	CITIG	388
03/15/17	U.S. Dollars	21,061	Singapore Dollars	30,000	CITIG	353
03/15/17	U.S. Dollars	18,926	Hong Kong Dollars	147,000	CITIG	(36)
03/15/17	U.S. Dollars	17,950	Singapore Dollars	26,000	CITIG	2
03/15/17	U.S. Dollars	12,546	Israeli Shekels	48,000	CITIG	59
03/15/17	U.S. Dollars	9,035	Norwegian Krone	76,000	CITIG	230
03/15/17	U.S. Dollars	8,195	Danish Kroner	57,000	CITIG	91
03/15/17	U.S. Dollars	5,207	Israeli Shekels	20,000	CITIG	4
03/15/17	U.S. Dollars	4,418	Israeli Shekels	17,000	CITIG	(4)
03/15/17	Switzerland Francs	4,000	U.S. Dollars	3,979	CITIG	(32)

						$(2,109,889)

Emerging Markets Equity Fund
03/15/17	Indonesian Rupiahs	8,424,518,535	U.S. Dollars	622,141	CITIG	$(3,714)
03/15/17	Indonesian Rupiahs	7,356,707,483	U.S. Dollars	545,979	CITIG	(5,939)
03/15/17	Indonesian Rupiahs	7,126,106,356	U.S. Dollars	513,966	CITIG	9,147
03/15/17	Indonesian Rupiahs	7,060,635,735	U.S. Dollars	508,693	CITIG	9,614
03/15/17	Indonesian Rupiahs	6,920,261,824	U.S. Dollars	501,745	CITIG	6,258
03/15/17	Indonesian Rupiahs	6,911,635,855	U.S. Dollars	508,625	CITIG	(1,256)
03/15/17	Columbian Peso	1,510,000,000	U.S. Dollars	484,909	CITIG	11,639
03/15/17	South Korean Won	780,000,000	U.S. Dollars	666,408	CITIG	(20,538)
03/15/17	South Korean Won	680,000,000	U.S. Dollars	579,467	CITIG	(16,401)
03/15/17	South Korean Won	600,000,000	U.S. Dollars	511,856	CITIG	(15,034)
03/15/17	Columbian Peso	570,000,000	U.S. Dollars	178,305	CITIG	9,133
03/15/17	Columbian Peso	560,000,000	U.S. Dollars	174,061	CITIG	10,089
03/15/17	Columbian Peso	560,000,000	U.S. Dollars	178,874	CITIG	5,276
03/15/17	Chilean Peso	549,899,848	U.S. Dollars	816,684	CITIG	(12)
03/15/17	Chilean Peso	544,372,037	U.S. Dollars	802,616	CITIG	5,847
03/15/17	Chilean Peso	543,581,115	U.S. Dollars	799,563	CITIG	7,724
03/15/17	South Korean Won	470,000,000	U.S. Dollars	401,883	CITIG	(12,705)
03/15/17	Columbian Peso	450,000,000	U.S. Dollars	146,963	CITIG	1,014
03/15/17	Columbian Peso	390,000,000	U.S. Dollars	127,813	CITIG	434
03/15/17	Columbian Peso	390,000,000	U.S. Dollars	128,420	CITIG	(173)
03/15/17	South Korean Won	370,000,000	U.S. Dollars	316,463	CITIG	(10,090)
03/15/17	Columbian Peso	350,000,000	U.S. Dollars	116,552	CITIG	(1,458)
03/15/17	Columbian Peso	330,000,000	U.S. Dollars	108,653	CITIG	(136)
03/15/17	Columbian Peso	310,000,000	U.S. Dollars	100,906	CITIG	1,034
03/15/17	Columbian Peso	310,000,000	U.S. Dollars	102,194	CITIG	(253)
03/15/17	South Korean Won	310,000,000	U.S. Dollars	263,918	CITIG	(7,226)
03/15/17	South Korean Won	310,000,000	U.S. Dollars	265,344	CITIG	(8,652)
03/15/17	Columbian Peso	290,000,000	U.S. Dollars	92,890	CITIG	2,474
03/15/17	Columbian Peso	280,000,000	U.S. Dollars	89,911	CITIG	2,164
03/15/17	South Korean Won	223,298,000	U.S. Dollars	192,002	CITIG	(7,103)
03/15/17	Columbian Peso	200,000,000	U.S. Dollars	63,788	CITIG	1,980
03/15/17	South Korean Won	190,000,000	U.S. Dollars	163,968	CITIG	(6,641)
03/15/17	Columbian Peso	170,000,000	U.S. Dollars	55,894	CITIG	8
03/15/17	Columbian Peso	110,000,000	U.S. Dollars	36,316	CITIG	(143)
03/15/17	Russian Rubles	66,697,831	U.S. Dollars	1,023,392	CITIG	46,888
03/15/17	Russian Rubles	66,193,330	U.S. Dollars	1,017,854	CITIG	44,330

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/15/17	Russian Rubles	66,091,297	U.S. Dollars	1,016,121	CITIG	$44,426
03/15/17	Indian Rupees	58,012,911	U.S. Dollars	853,435	CITIG	(5,913)
03/15/17	Indian Rupees	43,514,956	U.S. Dollars	634,287	CITIG	1,432
03/15/17	Indian Rupees	42,886,965	U.S. Dollars	629,139	CITIG	(2,594)
03/15/17	Russian Rubles	41,743,542	U.S. Dollars	639,917	CITIG	29,929
03/15/17	Indian Rupees	40,090,010	U.S. Dollars	577,502	CITIG	8,182
03/15/17	South Korean Won	20,000,000	U.S. Dollars	17,081	CITIG	(520)
03/15/17	Indian Rupees	19,356,847	U.S. Dollars	280,312	CITIG	2,476
03/15/17	Philippine Peso	18,400,000	U.S. Dollars	366,389	CITIG	2,764
03/15/17	Taiwan Dollars	17,593,294	U.S. Dollars	552,684	CITIG	(4,922)
03/15/17	Philippine Peso	17,300,000	U.S. Dollars	344,109	CITIG	2,976
03/15/17	Czech Republic Koruna	16,900,000	U.S. Dollars	668,383	CITIG	(7,432)
03/15/17	Philippine Peso	14,900,000	U.S. Dollars	296,224	CITIG	2,710
03/15/17	Indian Rupees	14,177,311	U.S. Dollars	205,068	CITIG	2,051
03/15/17	Mexican Pesos	13,700,000	U.S. Dollars	654,753	CITIG	(485)
03/15/17	Mexican Pesos	13,400,000	U.S. Dollars	639,651	CITIG	290
03/15/17	Mexican Pesos	12,600,000	U.S. Dollars	601,549	CITIG	187
03/15/17	Mexican Pesos	12,400,000	U.S. Dollars	605,959	CITIG	(13,775)
03/15/17	South African Rand	12,299,889	U.S. Dollars	886,914	CITIG	(3,862)
03/15/17	Philippine Peso	12,000,000	U.S. Dollars	238,096	CITIG	2,656
03/15/17	Mexican Pesos	9,900,000	U.S. Dollars	475,353	CITIG	(2,560)
03/15/17	South African Rand	9,311,441	U.S. Dollars	660,755	CITIG	7,746
03/15/17	Russian Rubles	9,000,000	U.S. Dollars	143,278	CITIG	1,142
03/15/17	Brazilian Reals	8,688,756	U.S. Dollars	2,492,840	CITIG	121,735
03/15/17	South African Rand	8,588,856	U.S. Dollars	599,734	CITIG	16,889
03/15/17	Taiwan Dollars	8,500,511	U.S. Dollars	265,783	CITIG	(1,122)
03/15/17	Taiwan Dollars	8,463,195	U.S. Dollars	264,352	CITIG	(853)
03/15/17	South African Rand	8,404,924	U.S. Dollars	608,500	CITIG	(5,081)
03/15/17	South African Rand	8,199,926	U.S. Dollars	585,399	CITIG	3,302
03/15/17	Hong Kong Dollars	7,348,779	U.S. Dollars	948,331	CITIG	(383)
03/15/17	Russian Rubles	7,155,000	U.S. Dollars	110,043	CITIG	4,771
03/15/17	South African Rand	7,148,177	U.S. Dollars	514,574	CITIG	(1,382)
03/15/17	Hong Kong Dollars	6,973,959	U.S. Dollars	899,695	CITIG	(96)
03/15/17	Mexican Pesos	6,300,000	U.S. Dollars	306,419	CITIG	(5,551)
03/15/17	Brazilian Reals	5,805,713	U.S. Dollars	1,637,702	CITIG	109,322
03/15/17	Brazilian Reals	5,558,300	U.S. Dollars	1,557,718	CITIG	114,857
03/15/17	Mexican Pesos	5,400,000	U.S. Dollars	258,975	CITIG	(1,088)
03/15/17	Mexican Pesos	5,000,000	U.S. Dollars	239,239	CITIG	(455)
03/15/17	Brazilian Reals	4,793,889	U.S. Dollars	1,355,279	CITIG	87,273
03/15/17	Hong Kong Dollars	4,662,262	U.S. Dollars	601,845	CITIG	(441)
03/15/17	Czech Republic Koruna	4,300,000	U.S. Dollars	166,903	CITIG	1,268
03/15/17	U.S. Dollars	4,250,873	Turkish Lira	14,944,000	CITIG	81,690
03/15/17	South African Rand	4,247,422	U.S. Dollars	303,458	CITIG	1,479
03/15/17	Polish Zloty	4,223,000	U.S. Dollars	1,003,291	CITIG	4,550
03/15/17	South African Rand	4,099,963	U.S. Dollars	293,778	CITIG	572
03/15/17	Mexican Pesos	4,000,000	U.S. Dollars	191,995	CITIG	(967)
03/15/17	Mexican Pesos	4,000,000	U.S. Dollars	193,555	CITIG	(2,528)
03/15/17	Brazilian Reals	3,603,342	U.S. Dollars	1,032,776	CITIG	51,523
03/15/17	Mexican Pesos	3,100,000	U.S. Dollars	150,377	CITIG	(2,330)
03/15/17	Russian Rubles	3,000,000	U.S. Dollars	48,670	CITIG	(530)
03/15/17	Taiwan Dollars	2,900,000	U.S. Dollars	91,425	CITIG	(1,135)

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/15/17	Mexican Pesos	2,800,000	U.S. Dollars	135,633	CITIG	$(1,914)
03/15/17	Brazilian Reals	2,580,000	U.S. Dollars	736,134	CITIG	40,226
03/15/17	Israeli Shekels	2,330,000	U.S. Dollars	602,434	CITIG	3,722
03/15/17	Thailand Baht	2,200,000	U.S. Dollars	61,729	CITIG	(316)
03/15/17	South African Rand	2,154,402	U.S. Dollars	150,287	CITIG	4,385
03/15/17	Hong Kong Dollars	2,100,000	U.S. Dollars	270,920	CITIG	(32)
03/15/17	Russian Rubles	2,000,000	U.S. Dollars	32,568	CITIG	(475)
03/15/17	Brazilian Reals	1,920,000	U.S. Dollars	549,201	CITIG	28,555
03/15/17	U.S. Dollars	1,913,501	Singapore Dollars	2,725,766	CITIG	31,976
03/15/17	U.S. Dollars	1,871,110	Singapore Dollars	2,665,995	CITIG	30,843
03/15/17	U.S. Dollars	1,778,095	Singapore Dollars	2,532,752	CITIG	29,802
03/15/17	U.S. Dollars	1,554,325	Singapore Dollars	2,200,389	CITIG	35,454
03/15/17	U.S. Dollars	1,455,049	Singapore Dollars	2,083,333	CITIG	16,979
03/15/17	Hong Kong Dollars	1,400,000	U.S. Dollars	180,366	CITIG	226
03/15/17	U.S. Dollars	1,335,706	Mexican Pesos	28,084,000	CITIG	(5,496)
03/15/17	Mexican Pesos	1,300,000	U.S. Dollars	62,843	CITIG	(759)
03/15/17	Turkish Lira	1,300,000	U.S. Dollars	365,231	CITIG	(2,548)
03/15/17	Brazilian Reals	1,290,000	U.S. Dollars	361,701	CITIG	26,480
03/15/17	U.S. Dollars	1,247,095	Philippine Peso	62,807,383	CITIG	(12,991)
03/15/17	Hong Kong Dollars	1,200,000	U.S. Dollars	154,520	CITIG	273
03/15/17	Turkish Lira	1,140,000	U.S. Dollars	319,123	CITIG	(1,078)
03/15/17	Thailand Baht	1,100,000	U.S. Dollars	30,879	CITIG	(173)
03/15/17	Brazilian Reals	1,000,000	U.S. Dollars	287,077	CITIG	13,838
03/15/17	Hong Kong Dollars	1,000,000	U.S. Dollars	129,039	CITIG	(45)
03/15/17	Hong Kong Dollars	900,000	U.S. Dollars	116,013	CITIG	81
03/15/17	Hong Kong Dollars	900,000	U.S. Dollars	116,047	CITIG	48
03/15/17	Thailand Baht	900,000	U.S. Dollars	25,077	CITIG	46
03/15/17	Turkish Lira	890,000	U.S. Dollars	248,193	CITIG	105
03/15/17	U.S. Dollars	848,052	Philippine Peso	42,716,943	CITIG	(8,965)
03/15/17	Turkish Lira	820,000	U.S. Dollars	229,198	CITIG	(429)
03/15/17	U.S. Dollars	795,706	Hong Kong Dollars	6,168,000	CITIG	71
03/15/17	U.S. Dollars	777,331	South Korean Won	920,000,000	CITIG	15,537
03/15/17	U.S. Dollars	762,831	Singapore Dollars	1,082,671	CITIG	15,491
03/15/17	U.S. Dollars	714,914	Singapore Dollars	1,018,024	CITIG	12,199
03/15/17	U.S. Dollars	713,025	Singapore Dollars	1,021,070	CITIG	8,207
03/15/17	Hong Kong Dollars	700,000	U.S. Dollars	90,232	CITIG	64
03/15/17	U.S. Dollars	648,167	Israeli Shekels	2,468,504	CITIG	5,978
03/15/17	U.S. Dollars	644,214	Russian Rubles	40,000,000	CITIG	2,346
03/15/17	U.S. Dollars	619,187	Indian Rupees	43,000,000	CITIG	(9,009)
03/15/17	Czech Republic Koruna	600,000	U.S. Dollars	23,176	CITIG	289
03/15/17	Hong Kong Dollars	600,000	U.S. Dollars	77,411	CITIG	(14)
03/15/17	Thailand Baht	600,000	U.S. Dollars	16,863	CITIG	(114)
03/15/17	U.S. Dollars	579,191	Indian Rupees	40,000,000	CITIG	(5,177)
03/15/17	Singapore Dollars	570,000	U.S. Dollars	395,080	CITIG	(1,624)
03/15/17	U.S. Dollars	561,127	Indian Rupees	39,000,000	CITIG	(8,632)
03/15/17	U.S. Dollars	533,170	Indian Rupees	37,000,000	CITIG	(7,371)
03/15/17	Brazilian Reals	530,000	U.S. Dollars	152,927	CITIG	6,558
03/15/17	Turkish Lira	530,000	U.S. Dollars	148,367	CITIG	(504)
03/15/17	Thailand Baht	500,000	U.S. Dollars	13,915	CITIG	42
03/15/17	Hong Kong Dollars	500,000	U.S. Dollars	64,512	CITIG	(16)
03/15/17	Thailand Baht	500,000	U.S. Dollars	14,000	CITIG	(42)
03/15/17	U.S. Dollars	493,096	Israeli Shekels	1,865,708	CITIG	7,726

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/15/17	U.S. Dollars	488,377	Israeli Shekels	1,845,634	CITIG	$8,230
03/15/17	U.S. Dollars	477,277	Indian Rupees	33,000,000	CITIG	(4,826)
03/15/17	U.S. Dollars	472,234	South Korean Won	560,000,000	CITIG	8,533
03/15/17	U.S. Dollars	468,636	Indonesian Rupiahs	6,500,000,000	CITIG	(8,516)
03/15/17	U.S. Dollars	411,225	South Korean Won	490,000,000	CITIG	5,487
03/15/17	U.S. Dollars	407,192	Brazilian Reals	1,360,000	CITIG	(2,052)
03/15/17	U.S. Dollars	402,265	Czech Republic Koruna	10,200,000	CITIG	3,347
03/15/17	Thailand Baht	400,000	U.S. Dollars	11,110	CITIG	56
03/15/17	Hong Kong Dollars	400,000	U.S. Dollars	51,565	CITIG	32
03/15/17	Hong Kong Dollars	400,000	U.S. Dollars	51,603	CITIG	(5)
03/15/17	Hong Kong Dollars	400,000	U.S. Dollars	51,603	CITIG	(5)
03/15/17	U.S. Dollars	399,969	South Korean Won	467,133,472	CITIG	13,165
03/15/17	U.S. Dollars	393,909	Brazilian Reals	1,360,000	CITIG	(15,335)
03/15/17	Brazilian Reals	390,000	U.S. Dollars	112,348	CITIG	5,009
03/15/17	U.S. Dollars	360,603	Israeli Shekels	1,375,887	CITIG	2,662
03/15/17	U.S. Dollars	355,881	South Korean Won	430,000,000	CITIG	(175)
03/15/17	U.S. Dollars	353,644	Philippine Peso	17,781,310	CITIG	(3,097)
03/15/17	Philippine Peso	352,000	U.S. Dollars	7,004	CITIG	58
03/15/17	U.S. Dollars	322,989	Israeli Shekels	1,225,666	CITIG	4,128
03/15/17	Turkish Lira	320,000	U.S. Dollars	89,533	CITIG	(258)
03/15/17	U.S. Dollars	319,003	Brazilian Reals	1,130,000	CITIG	(21,031)
03/15/17	U.S. Dollars	300,724	South Korean Won	360,000,000	CITIG	2,630
03/15/17	Thailand Baht	300,000	U.S. Dollars	8,403	CITIG	(28)
03/15/17	Thailand Baht	300,000	U.S. Dollars	8,419	CITIG	(44)
03/15/17	U.S. Dollars	299,267	Philippine Peso	15,035,251	CITIG	(2,380)
03/15/17	U.S. Dollars	296,096	Philippine Peso	14,855,196	CITIG	(1,939)
03/15/17	U.S. Dollars	295,612	Philippine Peso	14,825,884	CITIG	(1,835)
03/15/17	U.S. Dollars	295,121	Philippine Peso	14,883,011	CITIG	(3,472)
03/15/17	U.S. Dollars	294,437	Philippine Peso	14,766,064	CITIG	(1,810)
03/15/17	U.S. Dollars	294,427	Philippine Peso	14,848,017	CITIG	(3,464)
03/15/17	U.S. Dollars	294,238	Philippine Peso	14,839,941	CITIG	(3,491)
03/15/17	U.S. Dollars	293,021	Brazilian Reals	1,030,000	CITIG	(16,921)
03/15/17	Turkish Lira	290,000	U.S. Dollars	80,876	CITIG	31
03/15/17	U.S. Dollars	287,056	Russian Rubles	18,000,000	CITIG	(1,785)
03/15/17	U.S. Dollars	284,894	South Korean Won	340,000,000	CITIG	3,361
03/15/17	Russian Rubles	280,000	U.S. Dollars	4,328	CITIG	165
03/15/17	U.S. Dollars	278,576	South Korean Won	326,239,201	CITIG	8,438
03/15/17	U.S. Dollars	269,878	South Korean Won	312,704,742	CITIG	10,947
03/15/17	U.S. Dollars	269,175	Israeli Shekels	1,028,601	CITIG	1,581
03/15/17	U.S. Dollars	266,041	South Korean Won	320,000,000	CITIG	1,069
03/15/17	U.S. Dollars	265,031	South Korean Won	320,000,000	CITIG	59
03/15/17	U.S. Dollars	264,549	Indian Rupees	18,000,000	CITIG	1,584
03/15/17	U.S. Dollars	264,510	Indian Rupees	18,000,000	CITIG	1,545
03/15/17	U.S. Dollars	264,302	South Korean Won	308,197,648	CITIG	9,103
03/15/17	U.S. Dollars	249,229	Brazilian Reals	890,000	CITIG	(18,585)
03/15/17	U.S. Dollars	245,397	South Korean Won	287,436,718	CITIG	7,389
03/15/17	U.S. Dollars	235,293	Brazilian Reals	800,000	CITIG	(5,439)
03/15/17	U.S. Dollars	231,858	Hong Kong Dollars	1,800,000	CITIG	(331)
03/15/17	U.S. Dollars	225,475	Brazilian Reals	770,000	CITIG	(6,229)
03/15/17	U.S. Dollars	219,074	Hong Kong Dollars	1,700,000	CITIG	(215)
03/15/17	U.S. Dollars	208,690	South African Rand	2,900,000	CITIG	489
03/15/17	U.S. Dollars	206,919	Polish Zloty	870,000	CITIG	(711)

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/15/17	Hong Kong Dollars	200,000	U.S. Dollars	25,796	CITIG	$3
03/15/17	U.S. Dollars	174,672	Indian Rupees	12,000,000	CITIG	(639)
03/15/17	U.S. Dollars	171,367	South Korean Won	201,220,731	CITIG	4,749
03/15/17	U.S. Dollars	167,625	Thailand Baht	5,974,000	CITIG	860
03/15/17	U.S. Dollars	164,636	Columbian Peso	500,000,000	CITIG	216
03/15/17	U.S. Dollars	154,787	Hong Kong Dollars	1,200,000	CITIG	(6)
03/15/17	U.S. Dollars	152,637	Brazilian Reals	520,000	CITIG	(3,839)
03/15/17	Polish Zloty	151,000	U.S. Dollars	36,530	CITIG	(493)
03/15/17	Brazilian Reals	150,000	U.S. Dollars	44,157	CITIG	980
03/15/17	Singapore Dollars	150,000	U.S. Dollars	104,361	CITIG	(820)
03/15/17	U.S. Dollars	148,592	Taiwan Dollars	4,800,000	CITIG	(854)
03/15/17	U.S. Dollars	146,156	Indian Rupees	10,000,000	CITIG	64
03/15/17	U.S. Dollars	144,597	Polish Zloty	610,000	CITIG	(982)
03/15/17	Brazilian Reals	140,000	U.S. Dollars	40,778	CITIG	1,351
03/15/17	U.S. Dollars	137,527	South Korean Won	161,291,696	CITIG	3,971
03/15/17	U.S. Dollars	132,197	Indian Rupees	9,000,000	CITIG	714
03/15/17	U.S. Dollars	132,112	Chilean Peso	90,000,000	CITIG	(1,550)
03/15/17	U.S. Dollars	128,832	Hong Kong Dollars	1,000,000	CITIG	(162)
03/15/17	U.S. Dollars	116,460	Thailand Baht	4,153,000	CITIG	529
03/15/17	U.S. Dollars	116,228	Indian Rupees	8,000,000	CITIG	(646)
03/15/17	U.S. Dollars	116,105	Hong Kong Dollars	900,000	CITIG	10
03/15/17	Mexican Pesos	114,000	U.S. Dollars	5,527	CITIG	(82)
03/15/17	Brazilian Reals	110,000	U.S. Dollars	31,903	CITIG	1,198
03/15/17	U.S. Dollars	109,305	Chilean Peso	72,076,000	CITIG	2,263
03/15/17	U.S. Dollars	103,166	Chilean Peso	70,000,000	CITIG	(793)
03/15/17	U.S. Dollars	103,146	Chilean Peso	70,000,000	CITIG	(813)
03/15/17	U.S. Dollars	102,991	Hong Kong Dollars	800,000	CITIG	(204)
03/15/17	U.S. Dollars	101,922	Indian Rupees	7,000,000	CITIG	(343)
03/15/17	Thailand Baht	100,000	U.S. Dollars	2,771	CITIG	21
03/15/17	Thailand Baht	100,000	U.S. Dollars	2,782	CITIG	9
03/15/17	Thailand Baht	100,000	U.S. Dollars	2,806	CITIG	(15)
03/15/17	Mexican Pesos	100,000	U.S. Dollars	4,866	CITIG	(90)
03/15/17	Israeli Shekels	100,000	U.S. Dollars	26,435	CITIG	(420)
03/15/17	U.S. Dollars	94,894	Czech Republic Koruna	2,400,000	CITIG	1,031
03/15/17	U.S. Dollars	90,791	South Korean Won	105,958,495	CITIG	3,054
03/15/17	Singapore Dollars	90,000	U.S. Dollars	62,125	CITIG	—
03/15/17	U.S. Dollars	88,017	Indian Rupees	5,994,000	CITIG	450
03/15/17	Peruvian Nuevos Soles	79,874	U.S. Dollars	23,052	CITIG	516
03/15/17	U.S. Dollars	74,241	Chilean Peso	50,000,000	CITIG	(16)
03/15/17	U.S. Dollars	69,357	Taiwan Dollars	2,200,000	CITIG	860
03/15/17	U.S. Dollars	64,506	Hong Kong Dollars	500,000	CITIG	9
03/15/17	U.S. Dollars	58,823	Brazilian Reals	205,000	CITIG	(2,864)
03/15/17	U.S. Dollars	57,389	Brazilian Reals	200,000	CITIG	(2,794)
03/15/17	U.S. Dollars	55,997	Indonesian Rupiahs	755,959,000	CITIG	503
03/15/17	U.S. Dollars	55,119	Mexican Pesos	1,133,000	CITIG	1,011
03/15/17	U.S. Dollars	51,554	Hong Kong Dollars	400,000	CITIG	(44)
03/15/17	U.S. Dollars	50,952	Brazilian Reals	180,000	CITIG	(3,212)
03/15/17	Israeli Shekels	50,000	U.S. Dollars	13,120	CITIG	(113)
03/15/17	U.S. Dollars	49,501	Taiwan Dollars	1,600,000	CITIG	(314)
03/15/17	U.S. Dollars	48,899	South African Rand	700,000	CITIG	(1,356)
03/15/17	U.S. Dollars	47,842	Polish Zloty	200,000	CITIG	111
03/15/17	U.S. Dollars	44,698	South Korean Won	52,236,297	CITIG	1,444

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/15/17	Israeli Shekels	40,000	U.S. Dollars	10,471	CITIG	$(65)
03/15/17	U.S. Dollars	38,625	Hong Kong Dollars	300,000	CITIG	(74)
03/15/17	U.S. Dollars	37,219	Taiwan Dollars	1,200,000	CITIG	(143)
03/15/17	U.S. Dollars	31,912	South African Rand	439,000	CITIG	395
03/15/17	U.S. Dollars	29,791	Chilean Peso	20,000,000	CITIG	89
03/15/17	U.S. Dollars	29,654	Columbian Peso	90,000,000	CITIG	58
03/15/17	U.S. Dollars	29,206	Indian Rupees	2,000,000	CITIG	(13)
03/15/17	U.S. Dollars	29,026	Mexican Pesos	600,000	CITIG	371
03/15/17	U.S. Dollars	24,925	Thailand Baht	900,000	CITIG	(198)
03/15/17	U.S. Dollars	19,151	Polish Zloty	80,000	CITIG	58
03/15/17	U.S. Dollars	19,059	Polish Zloty	80,000	CITIG	(33)
03/15/17	U.S. Dollars	16,795	Thailand Baht	600,000	CITIG	46
03/15/17	U.S. Dollars	14,345	South African Rand	200,000	CITIG	(13)
03/15/17	U.S. Dollars	13,843	Thailand Baht	500,000	CITIG	(114)
03/15/17	Peruvian Nuevos Soles	10,000	U.S. Dollars	2,893	CITIG	58
03/15/17	Peruvian Nuevos Soles	10,000	U.S. Dollars	2,899	CITIG	52
03/15/17	Peruvian Nuevos Soles	10,000	U.S. Dollars	2,905	CITIG	45
03/15/17	Peruvian Nuevos Soles	10,000	U.S. Dollars	2,948	CITIG	2
03/15/17	Peruvian Nuevos Soles	10,000	U.S. Dollars	2,956	CITIG	(5)
03/15/17	U.S. Dollars	9,904	Columbian Peso	30,000,000	CITIG	39
03/15/17	Turkish Lira	7,000	U.S. Dollars	2,022	CITIG	(69)
03/15/17	U.S. Dollars	5,614	Thailand Baht	200,000	CITIG	31
03/15/17	U.S. Dollars	5,579	Thailand Baht	200,000	CITIG	(4)
03/15/17	U.S. Dollars	3,158	Brazilian Reals	11,000	CITIG	(152)
03/15/17	Turkish Lira	3,000	U.S. Dollars	849	CITIG	(12)
03/15/17	U.S. Dollars	2,911	Peruvian Nuevos Soles	10,000	CITIG	(39)
03/15/17	U.S. Dollars	2,907	Peruvian Nuevos Soles	10,000	CITIG	(43)
03/15/17	U.S. Dollars	2,901	Peruvian Nuevos Soles	10,000	CITIG	(50)
03/15/17	U.S. Dollars	2,884	Peruvian Nuevos Soles	10,000	CITIG	(66)
03/15/17	U.S. Dollars	2,883	Peruvian Nuevos Soles	10,000	CITIG	(68)
03/15/17	U.S. Dollars	2,805	Thailand Baht	100,000	CITIG	13
03/15/17	U.S. Dollars	1,668	Polish Zloty	7,000	CITIG	(2)
03/15/17	U.S. Dollars	1,011	Taiwan Dollars	32,000	CITIG	15
03/15/17	U.S. Dollars	810	Chilean Peso	533,000	CITIG	18
03/15/17	U.S. Dollars	774	Hong Kong Dollars	6,000	CITIG	—
03/16/17	Hungarian Forint	289,262,666	U.S. Dollars	988,417	CITIG	(1,861)
03/16/17	Hungarian Forint	143,030,535	U.S. Dollars	491,761	CITIG	(3,942)
03/16/17	Hungarian Forint	126,376,893	U.S. Dollars	433,066	CITIG	(2,047)
03/16/17	Hungarian Forint	126,203,413	U.S. Dollars	435,464	CITIG	(5,036)
03/16/17	Hungarian Forint	124,782,493	U.S. Dollars	422,592	CITIG	2,990
03/16/17	U.S. Dollars	443,110	Hungarian Forint	130,000,000	CITIG	(268)
03/16/17	U.S. Dollars	292,663	Hungarian Forint	86,000,000	CITIG	(647)
03/16/17	U.S. Dollars	291,874	Hungarian Forint	85,000,000	CITIG	1,974
03/16/17	U.S. Dollars	283,058	Hungarian Forint	83,000,000	CITIG	(21)
03/16/17	U.S. Dollars	267,122	Hungarian Forint	78,000,000	CITIG	1,096
03/16/17	U.S. Dollars	250,439	Hungarian Forint	74,000,000	CITIG	(1,945)
03/16/17	U.S. Dollars	237,432	Hungarian Forint	70,000,000	CITIG	(1,309)
03/16/17	U.S. Dollars	233,708	Hungarian Forint	68,000,000	CITIG	1,788
03/16/17	U.S. Dollars	232,636	Hungarian Forint	69,000,000	CITIG	(2,695)
03/16/17	U.S. Dollars	228,395	Hungarian Forint	67,000,000	CITIG	(114)
03/16/17	U.S. Dollars	214,796	Hungarian Forint	63,000,000	CITIG	(71)
03/16/17	U.S. Dollars	169,359	Hungarian Forint	50,000,000	CITIG	(1,171)

Fund/Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/16/17	U.S. Dollars	87,926	Hungarian Forint	26,000,000	CITIG	$(749)
03/16/17	U.S. Dollars	6,716	Hungarian Forint	2,000,000	CITIG	(105)

						$933,171

Inflation Protected Bond Fund
01/05/17	U.S. Dollars	3,845,483	Japanese Yen	433,311,000	HSBC	$136,680
01/05/17	U.S. Dollars	2,590,092	New Zealand Dollars	3,638,000	CWB	63,334
01/05/17	U.S. Dollars	676,378	Euro	636,000	GSC	6,670
01/05/17	U.S. Dollars	317,318	Australian Dollars	430,000	HSBC	7,058
01/05/17	Euro	315,806	U.S. Dollars	330,000	MSCS	2,544
01/05/17	U.S. Dollars	234,914	Australian Dollars	316,000	NAB	6,910
01/27/17	British Pounds	1,185,000	U.S. Dollars	1,449,374	UBS	12,206
01/27/17	U.S. Dollars	702,406	British Pounds	565,000	CITI	5,535
02/01/17	U.S. Dollars	1,399,366	Euro	1,260,000	BOA	70,664
02/01/17	U.S. Dollars	1,396,862	Euro	1,240,000	GSC	89,250
02/01/17	Euro	1,240,000	U.S. Dollars	1,371,573	CITI	(63,961)
02/01/17	Euro	1,240,000	U.S. Dollars	1,375,371	DEUT	(67,759)

						$269,131

Options Written

Transactions in options written during the year ended December 31, 2016 were as follows:

Fund	Number of Contracts	Premiums Received	Notional Amount	Premiums Received	Total Premiums Received
Low-Duration Bond
Options written, 12/31/15	1,700	$1,095,730	$23,300,000	$99,250	$1,194,980

Options written	591	47,330	21,576,130,000	792,372	839,702
Options expired	(430)	(160,605)	(3,973,530,000)	(193,088)	(353,693)
Options closed	(1,861)	(982,455)	(13,205,900,000)	(594,387)	(1,576,842)

Options written, 12/31/16	—	$—	$4,420,000,000	$104,147	$104,147

Medium-Duration Bond
Options written, 12/31/15	909	$182,223	$8,276,400,000	$621,897	$804,120

Options written	5,224	1,917,839	11,575,964,000	1,886,714	3,804,553
Options expired	(3,295)	(1,014,959)	(11,355,300,000)	(909,253)	(1,924,212)
Options closed	(2,422)	(930,853)	(5,100,000)	(34,562)	(965,415)

Options written, 12/31/16	416	$154,250	$8,491,964,000	$1,564,796	$1,719,046

Global Bond
Options written, 12/31/15	—	$—	$—	$—	$—

Options written	99	16,694	—	—	16,694
Options expired	—	—	—	—	—
Options closed	—	—	—	—	—

Options written, 12/31/16	99	$16,694	$—	$—	$16,694

Defensive Market Strategies
Options written, 12/31/15	606	$840,327	$—	$—	$840,327

Options written	8,918	9,991,598	—	—	9,991,598
Options expired	(883)	(935,320)	—	—	(935,320)
Options closed	(7,848)	(9,151,929)	—	—	(9,151,929)

Options written, 12/31/16	793	$744,676	$—	$—	$744,676

Fund	Number of Contracts	Premiums Received	Notional Amount	Premiums Received	Total Premiums Received
Inflation Protected Bond
Options written, 12/31/15	—	$—	$63,640,000	$423,332	$423,332

Options written	1,841	341,331	163,631,600	1,905,526	2,246,857
Options expired	(815)	(99,978)	(163,746,500)	(1,967,626)	(2,067,604)
Options closed	(802)	(118,200)	(63,445,000)	(313,217)	(431,417)

Options written, 12/31/16	224	$123,153	$80,100	$48,015	$171,168

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended 12/31/16		Year Ended 12/31/15

	Institutional Class	Investor Class	Institutional Class	Investor Class
MyDestination 2005
Shares sold		3,025,545		2,607,627
Shares reinvested		214,699		625,352
Shares redeemed		(2,273,148)		(2,083,197)

Net increase		967,096		1,149,782

MyDestination 2015
Shares sold		8,974,684		6,806,840
Shares reinvested		1,663,394		6,982,808
Shares redeemed		(6,682,695)		(5,903,256)

Net increase		3,955,383		7,886,392

MyDestination 2025
Shares sold		14,133,695		10,150,281
Shares reinvested		2,981,057		11,307,203
Shares redeemed		(4,654,799)		(3,524,510)

Net increase		12,459,953		17,932,974

MyDestination 2035
Shares sold		8,104,455		6,443,510
Shares reinvested		2,053,661		7,779,306
Shares redeemed		(1,981,672)		(1,642,409)

Net increase		8,176,444		12,580,407

MyDestination 2045
Shares sold		6,808,741		5,025,680
Shares reinvested		1,635,150		5,909,639
Shares redeemed		(1,150,891)		(823,435)

Net increase		7,293,000		10,111,884

MyDestination 2055
Shares sold		2,008,972		1,438,059
Shares reinvested		206,380		280,164
Shares redeemed		(248,290)		(444,155)

Net increase (decrease)		1,967,062		1,274,068

	Year Ended 12/31/16		Year Ended 12/31/15

	Institutional Class	Investor Class	Institutional Class	Investor Class
Conservative Allocation(1)
Shares sold	994,037	3,605,797	23,991	2,657,646
Shares issued for merger	—	—	6,295,836	—
Shares reinvested	171,047	633,748	451,701	1,882,885
Shares redeemed	(921,640)	(3,883,152)	(93,914)	(3,628,514)

Net increase	243,444	356,393	6,677,614	912,017

Balanced Allocation(1)
Shares sold	1,228,719	4,030,356	203,852	4,465,243
Shares issued for merger	—	—	26,689,066	—
Shares reinvested	991,355	3,275,512	4,345,704	15,621,502
Shares redeemed	(3,851,034)	(14,315,038)	(190,358)	(8,977,571)

Net increase (decrease)	(1,630,960)	(7,009,170)	31,048,264	11,109,174

Growth Allocation(1)
Shares sold	893,112	2,434,417	96,179	2,556,121
Shares issued for merger	—	—	19,259,753	—
Shares reinvested	1,254,237	4,150,859	3,697,139	12,926,773
Shares redeemed	(2,697,544)	(9,813,358)	(178,363)	(6,281,510)

Net increase (decrease)	(550,195)	(3,228,082)	22,874,708	9,201,384

Aggressive Allocation(1)
Shares sold	546,022	1,469,425	50,824	1,828,001
Shares issued for merger	—	—	12,425,233	—
Shares reinvested	1,380,716	5,888,125	3,380,597	15,910,154
Shares redeemed	(1,781,536)	(13,620,552)	(139,248)	(5,608,985)

Net increase (decrease)	145,202	(6,263,002)	15,717,406	12,129,170

Money Market
Shares sold	649,810,099	4,364,775,848	716,417,103	3,839,326,751
Shares reinvested	305,772	209,397	93,907	113,202
Shares redeemed	(644,356,936)	(4,455,737,775)	(592,248,517)	(3,961,518,030)

Net increase (decrease)	5,758,935	(90,752,530)	124,262,493	(122,078,077)

Low-Duration Bond
Shares sold	8,429,766	5,581,554	39,663,155	4,257,195
Shares reinvested	919,845	193,716	426,909	299,903
Shares redeemed	(10,527,899)	(2,998,911)	(4,233,560)	(39,250,353)
Shares reduced by reverse share split(4)	(28,750,566)	—	—	—

Net increase (decrease)	(29,928,854)	2,776,359	35,856,504	(34,693,255)

	Year Ended 12/31/16		Year Ended 12/31/15

	Institutional Class	Investor Class	Institutional Class	Investor Class
Medium-Duration Bond
Shares sold	21,557,645	3,275,354	35,627,558	2,440,961
Shares reinvested	2,389,962	264,351	1,899,803	511,606
Shares redeemed	(24,399,164)	(1,742,097)	(4,373,453)	(35,543,020)
Shares reduced by reverse share split(4)	(49,371,447)	—	—	—

Net increase (decrease)	(49,823,004)	1,797,608	33,153,908	(32,590,453)

Extended-Duration Bond
Shares sold	3,154,014	2,748,742	5,966,398	1,561,833
Shares reinvested	2,105,800	431,964	885,583	323,774
Shares redeemed	(9,293,585)	(2,493,027)	(930,162)	(8,917,404)
Shares reduced by reverse share split(4)	(28,283,084)	—	—	—

Net increase (decrease)	(32,316,855)	687,679	5,921,819	(7,031,797)

Global Bond(2)
Shares sold	6,428,532	2,320,383	34,205,252	1,898,836
Shares reinvested	1,419,909	350,881	911,828	724,012
Shares redeemed	(7,178,496)	(2,096,563)	(837,801)	(33,991,846)

Net increase (decrease)	669,945	574,701	34,279,279	(31,368,998)

Defensive Market Strategies
Shares sold	7,249,464	10,068,347	31,370,314	5,411,179
Shares reinvested	2,270,927	1,059,742	2,278,236	773,706
Shares redeemed	(3,118,383)	(2,837,905)	(2,594,668)	(32,333,107)

Net increase (decrease)	6,402,008	8,290,184	31,053,882	(26,148,222)

Equity Index
Shares sold	5,516,466	2,652,286	15,136,977	1,906,716
Shares reinvested	864,727	340,273	701,410	306,429
Shares redeemed	(1,872,587)	(2,039,395)	(7,674,890)	(2,129,453)
Shares reduced by reverse share split(4)	(22,192,494)	—	—	—

Net increase (decrease)	(17,683,888)	953,164	8,163,497	83,692

Value Equity
Shares sold	7,765,196	2,348,625	35,198,004	1,766,957
Shares reinvested	4,583,518	752,540	6,136,876	869,607
Shares redeemed	(20,652,537)	(2,289,677)	(6,479,667)	(39,567,421)
Shares reduced by reverse share split(4)	(69,721,567)	—	—	—

Net increase (decrease)	(78,025,390)	811,488	34,855,213	(36,930,857)

	Year Ended 12/31/16		Year Ended 12/31/15

	Institutional Class	Investor Class	Institutional Class	Investor Class
Growth Equity
Shares sold	6,739,524	1,321,265	31,384,481	2,711,820
Shares reinvested	3,186,328	631,139	7,734,452	1,950,186
Shares redeemed	(11,376,419)	(3,773,776)	(6,716,925)	(36,823,684)
Shares reduced by reverse share split(4)	(54,078,879)	—	—	—

Net increase (decrease)	(55,529,446)	(1,821,372)	32,402,008	(32,161,678)

Small Cap Equity
Shares sold	3,294,839	1,765,169	11,903,357	1,485,794
Shares reinvested	217,024	181,795	1,938,034	876,783
Shares redeemed	(6,295,704)	(2,360,708)	(1,003,586)	(14,204,642)
Shares reduced by reverse share split(4)	(17,499,626)	—	—	—

Net increase (decrease)	(20,283,467)	(413,744)	12,837,805	(11,842,065)

International Equity Index(3)
Shares sold	3,289,530		12,379,725
Shares reinvested	370,799		99,655
Shares redeemed	(1,071,898)		(55,416)

Net increase	2,588,431		12,423,964

International Equity
Shares sold	7,623,237	2,904,960	66,908,514	2,594,470
Shares reinvested	2,172,069	511,485	4,669,218	742,205
Shares redeemed	(11,904,472)	(2,040,198)	(9,705,133)	(66,207,107)
Shares reduced by reverse share split(4)	(26,488,092)	—	—	—

Net increase (decrease)	(28,597,258)	1,376,247	61,872,599	(62,870,432)

Emerging Markets Equity
Shares sold	4,886,512	3,992,224	32,938,017	3,178,785
Shares reinvested	627,339	85,386	148,746	—
Shares redeemed	(7,138,353)	(2,061,182)	(974,451)	(27,771,992)

Net increase (decrease)	(1,624,502)	2,016,428	32,112,312	(24,593,207)

Inflation Protected Bond(2)
Shares sold	1,604,095	2,063,847	24,922,762	2,005,829
Shares reinvested	267,202	48,305	—	90,455
Shares redeemed	(6,173,420)	(939,174)	(1,407,723)	(24,973,021)

Net increase (decrease)	(4,302,123)	1,172,978	23,515,039	(22,876,737)

Flexible Income
Shares sold		3,232,240		3,180,615
Shares reinvested		517,902		490,290
Shares redeemed		(2,884,061)		(1,841,459)

Net increase		866,081		1,829,446

	Year Ended 12/31/16		Year Ended 12/31/15

	Institutional Class	Investor Class	Institutional Class	Investor Class
Real Estate Securities(2)
Shares sold	1,359,799	2,198,067	16,192,141	3,237,393
Shares reinvested	1,061,875	823,889	1,381,699	838,902
Shares redeemed	(5,659,612)	(2,445,088)	(751,209)	(19,905,339)

Net increase (decrease)	(3,237,938)	576,868	16,822,631	(15,829,044)

Global Natural Resources Equity
Shares sold		8,950,514		12,135,519
Shares reinvested		60,173		42,140
Shares redeemed		(14,530,700)		(10,422,963)

Net increase (decrease)		(5,520,013)		1,754,696

(1)Inception date for Institutional Class for Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund and Aggressive Allocation Fund was November 23, 2015.

(2)Inception date for Institutional Class for Global Bond Fund, Inflation Protected Bond Fund and Real Estate Securities Fund was May 1, 2015.

(3)Commencement of operations was June 1, 2015.

(4) See Note 1 in Notes to Financial Statements.

7. BANK BORROWINGS

The credit agreement with Bank of America, N.A. dated November 27, 2015 to November 25, 2016 expired with no outstanding loans. On November 23, 2016, the Funds entered into a new Line of Credit Agreement with The Northern Trust Company (Northern Trust). The terms of the credit agreement permit the Funds to borrow cash from Northern Trust up to a limit of $50 million, collectively. Each Fund was individually, and not jointly, liable for its particular advances, if any, under the line of credit. Interest is charged to each Fund based on its borrowings at a rate equal to the greater of the Federal Funds Rate plus 1.00% or 1.50%. Each Fund also pays a facility fee equal to its pro rata share of the amount of the credit facility, based on average net assets, at a rate of 0.20% per annum.

No Funds borrowed for the year ended December 31, 2016, and there were no outstanding loans at December 31, 2016.

8. FEDERAL INCOME TAXES

Each Fund’s policy is to comply with all sections of the Internal Revenue Code of 1986, as amended, that apply to regulated investment companies and to distribute substantially all of its taxable income and capital gains to shareholders. No provision for income or excise taxes is thus required. Each Fund is treated as a separate entity for federal income tax purposes.

The Funds may be subject to taxes imposed by countries in which they invest in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned. Gains realized by the Funds on the sale of securities in certain countries are subject to non-U.S. taxes. The Funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For year ended December 31, 2016, the International Equity Fund and Emerging Markets Equity Fund accrued non-U.S. taxes on unrealized gains of $11,681 and $71,014, respectively.

Management has analyzed the Funds’ tax positions and has concluded that no provision for income tax is required in the Funds’ financial statements except as noted above. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to new tax laws, regulations and administrative interpretations (including court decisions). Each of the Funds’ federal tax returns for the prior three fiscal years (years ended December 31, 2013 through December 31, 2016) remains subject to examination by the Internal Revenue Service. In regard to foreign taxes only, certain Funds have open tax years in certain foreign countries they invest in that may date back to the inception of the Funds.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for futures and options transactions, foreign currency transactions, paydowns, losses deferred due to wash sales, straddles and investments in Passive Foreign Investment Companies (“PFIC’s”). Distributions during the years ended December 31, 2016 and December 31, 2015, were characterized as follows for tax purposes:

Fund	Year	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distribution
MyDestination 2005	2016	$1,388,327	$766,400	$—	$2,154,727
	2015	1,488,763	4,633,210	—	6,121,973
MyDestination 2015	2016	7,649,735	8,318,224	—	15,967,959
	2015	9,221,001	55,611,928	—	64,832,929
MyDestination 2025	2016	10,993,508	16,869,102	—	27,862,610
	2015	14,743,086	86,476,338	—	101,219,424
MyDestination 2035	2016	4,122,302	13,912,093	—	18,034,395
	2015	7,786,505	57,558,647	—	65,345,152
MyDestination 2045	2016	1,987,737	11,653,279	—	13,641,016
	2015	5,286,977	41,769,639	—	47,056,616
MyDestination 2055	2016	739,515	1,670,318	—	2,409,833
	2015	722,260	2,378,631	—	3,100,891
Conservative Allocation	2016	4,576,586	4,231,114	—	8,807,700
	2015	5,146,319	19,883,553	—	25,029,872
Balanced Allocation	2016	11,827,868	35,666,753	—	47,494,621
	2015	30,811,159	185,492,585	—	216,303,744
Growth Allocation	2016	9,341,558	50,366,158	—	59,707,716
	2015	21,827,804	159,439,753	—	181,267,557
Aggressive Allocation	2016	—	76,298,646	—	76,298,646
	2015	15,096,267	192,947,411	—	208,043,678
Money Market	2016	1,053,194	—	—	1,053,194
	2015	354,779	1,901	—	356,680
Low-Duration Bond	2016	11,925,492	—	—	11,925,492
	2015	10,210,504	—	—	10,210,504
Medium-Duration Bond	2016	25,404,080	—	—	25,404,080
	2015	29,877,794	5,599,044	—	35,476,838
Extended-Duration Bond	2016	11,423,388	9,012,613	—	20,436,001
	2015	15,068,462	7,251,117	—	22,319,579
Global Bond	2016	17,229,950	—	—	17,229,950
	2015	15,752,245	—	—	15,752,245
Defensive Market Strategies	2016	18,729,301	21,150,145	—	39,879,446
	2015	14,319,869	20,145,965	—	34,465,834
Equity Index	2016	12,542,180	7,516,991	—	20,059,171
	2015	10,123,913	13,062,522	—	23,186,435

Fund	Year	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distribution
Value Equity	2016	$25,066,889	$47,288,275	$—	$72,355,164
	2015	23,442,851	118,071,515	—	141,514,366
Growth Equity	2016	—	52,945,569	—	52,945,569
	2015	18,902,593	198,987,433	—	217,890,026
Small Cap Equity	2016	1,372,347	5,675,655	—	7,048,002
	2015	4,060,828	38,044,741	—	42,105,569
International Equity Index	2016	3,270,902	—	—	3,270,902
	2015	896,896	—	—	896,896
International Equity	2016	27,198,921	8,074,428	—	35,273,349
	2015	26,090,595	45,470,957	—	71,561,552
Emerging Markets Equity	2016	5,710,316	—	—	5,710,316
	2015	1,112,618	—	—	1,112,618
Inflation Protected Bond	2016	3,278,180	—	—	3,278,180
	2015	939,144	—	—	939,144
Flexible Income	2016	4,892,519	—	—	4,892,519
	2015	4,764,206	—	—	4,764,206
Real Estate Securities	2016	16,886,427	633,874	—	17,520,301
	2015	11,697,003	9,758,872	—	21,455,875
Global Natural Resources Equity	2016	446,118	—	—	446,118
	2015	220,488	—	—	220,488

At December 31, 2016, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain/(Capital Loss Carryforward)	Late Year Loss Deferrals	Net Unrealized Appreciation (Depreciation) on Investments
MyDestination 2005	$249,533	$141,379	$—	$(2,748,709)
MyDestination 2015	2,262,782	1,484,348	—	(21,209,822)
MyDestination 2025	4,838,586	3,287,312	—	(40,198,349)
MyDestination 2035	3,592,329	1,081,131	—	(32,485,447)
MyDestination 2045	3,015,645	658,704	—	(24,474,758)
MyDestination 2055	108,949	635,623	—	(2,658,416)
Conservative Allocation	1,270,413	216,005	—	(17,154,598)
Balanced Allocation	18,045,922	(6,936,433)	—	(125,509,860)
Growth Allocation	8,746,893	968,769	—	(130,663,792)
Aggressive Allocation	9,878,805	233,312	—	(128,343,301)
Money Market	(2)	—	—	—
Low-Duration Bond	1,013,915	(6,060,155)	—	(5,757,870)
Medium-Duration Bond	1,039,824	—	(11,323,140)	(10,984,696)
Extended-Duration Bond	—	778,776	(440,509)	(1,322,884)
Global Bond	—	(14,731,318)	(1,220,843)	546,313
Defensive Market Strategies	5,162,575	4,192,240	—	60,563,063
Equity Index	787,710	1,144,033	—	196,735,521
Value Equity	427,579	14,291,187	—	207,730,967
Growth Equity	—	11,843,188	—	165,704,047
Small Cap Equity	27,294	6,619,477	—	69,755,060
International Equity Index	—	(953,378)	(63,516)	(11,150,573)
International Equity	—	—	(4,018,846)	(15,885,558)
Emerging Markets Equity	1,113,836	(36,180,367)	—	(17,313,678)

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain/(Capital Loss Carryforward)	Late Year Loss Deferrals	Net Unrealized Appreciation (Depreciation) on Investments
Inflation Protected Bond	$1,771,475	$(7,820,922)	$—	$290,008
Flexible Income	—	(6,789,585)	—	851,658
Real Estate Securities	—	—	(1,496,991)	(13,974,607)
Global Natural Resources Equity	—	(81,677,283)	(8,152)	(8,854,385)

For Federal income tax purposes, realized capital losses may be carried forward and applied against future realized capital gains.

Capital loss carryovers and their expiration dates, were as follows as of December 31, 2016:

Expiring December 31,	2017	2018	Unlimited	Total
Balanced Allocation	$—	$—	$6,936,433	$6,936,433
Low-Duration Bond	—	—	6,060,155	6,060,155
Global Bond	6,001,516	—	8,729,802	14,731,318
International Equity Index	—	—	953,378	953,378
Emerging Markets Equity	—	—	36,180,367	36,180,367
Inflation Protected Bond	—	—	7,820,922	7,820,922
Flexible Income	—	—	6,789,585	6,789,585
Global Natural Resources Equity	—	—	81,677,283	81,677,283

Under the Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. Such losses are presented in the table above under the column heading “Unlimited.” However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term losses as under previous law.

During the year ended December 31, 2016, the following Funds utilized capital loss carryforwards to offset capital gains:

Carryforward Utilized
Inflation Protected Bond	$177,016

For federal income tax purposes, late year loss deferrals, which will reverse in 2017, were as follows as of December 31, 2016:

	Capital	Ordinary Income	Total
Medium-Duration Bond	$11,323,140	$—	$11,323,140
Extended-Duration Bond	437,899	2,610	440,509
Global Bond	—	1,220,843	1,220,843
International Equity Index	—	63,516	63,516
International Equity	2,795,121	1,223,725	4,018,846
Real Estate Securities	812,555	684,436	1,496,991
Global Natural Resources Equity	—	8,152	8,152

At December 31, 2016, the aggregate cost of investment securities for federal income tax purposes (excluding foreign currency, securities sold short and derivative related items) and the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) were as follows:

Fund	Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Appreciated Securities	Depreciated Securities
MyDestination 2005	$111,409,810	$(2,748,709)	$799,317	$(3,548,026)
MyDestination 2015	556,531,981	(21,209,822)	1,875,741	(23,085,563)
MyDestination 2025	895,141,103	(40,198,349)	3,674,443	(43,872,792)
MyDestination 2035	511,760,347	(32,485,447)	1,560,917	(34,046,364)
MyDestination 2045	378,705,995	(24,474,758)	1,587,609	(26,062,367)
MyDestination 2055	65,583,671	(2,658,416)	1,097,776	(3,756,192)
Conservative Allocation	398,809,250	(17,154,598)	380,140	(17,534,738)
Balanced Allocation	1,609,014,635	(125,509,859)	1,389,220	(126,899,079)
Growth Allocation	1,218,404,392	(130,663,792)	—	(130,663,792)
Aggressive Allocation	1,002,970,284	(128,343,302)	—	(128,343,302)
Money Market	1,203,700,479	—	—	—
Low-Duration Bond	969,056,946	(6,559,812)	3,607,481	(10,167,293)
Medium-Duration Bond	1,322,823,761	(11,955,420)	14,530,363	(26,485,783)
Extended-Duration Bond	247,066,716	(1,319,901)	15,875,659	(17,195,560)
Global Bond	466,198,433	1,293,435	22,625,870	(21,332,435)
Defensive Market Strategies	800,009,164	60,587,350	71,308,234	(10,720,884)
Equity Index	549,240,737	196,735,521	212,237,148	(15,501,627)
Value Equity	1,111,494,468	207,730,967	257,573,804	(49,842,837)
Growth Equity	1,165,336,235	165,704,047	226,207,237	(60,503,190)
Small Cap Equity	522,292,670	69,755,062	95,427,255	(25,672,193)
International Equity Index	146,114,754	(11,143,076)	3,942,795	(15,085,871)
International Equity	1,368,221,508	(16,848,383)	127,753,236	(144,601,619)
Emerging Markets Equity	349,450,091	(17,754,351)	24,742,691	(42,497,042)
Inflation Protected Bond	276,054,954	153,706	2,665,731	(2,512,025)
Flexible Income	156,260,346	851,658	1,891,689	(1,040,031)
Real Estate Securities	240,598,738	(13,955,021)	4,131,995	(18,087,016)
Global Natural Resources	251,954,364	(8,850,205)	26,496,110	(35,346,315)

The differences between book basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the deferral of losses on straddles, gains on constructive sales and investments in PFIC’s, partnerships and other securities with book and tax cost differences.

At December 31, 2016, capital contributions, accumulated undistributed net investment income and accumulated net realized gain (loss) from investments have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of PFICs, paydown losses, net operating losses, swaps, foreign currency transactions, distributions received from regulated investment companies, defaulted bonds, reclassifications of dividends paid and non-deductible expenses. The following amounts were reclassified within the capital accounts:

Fund	Paid in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments, Currency Translations and Derivative Transactions
Balanced Allocation	$—	$(4,903)	$4,903
Aggressive Allocation	—	391,511	(391,511)
Money Market	—	(2)	2
Low-Duration Bond	—	(228,309)	228,309
Medium-Duration Bond	—	(1,725,340)	1,725,340
Extended-Duration Bond	—	5,754	(5,754)

Fund	Paid in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments, Currency Translations and Derivative Transactions
Global Bond	$—	$(1,712,169)	$1,712,169
Defensive Market Strategies	(927)	373,501	(372,574)
Equity Index	—	1,652	(1,652)
Value Equity	—	1,804	(1,804)
Growth Equity	(1,082,677)	1,084,811	(2,134)
Small Cap Equity	—	8,142	(8,142)
International Equity Index	(30,667)	25,892	4,775
International Equity	—	(1,935,048)	1,935,048
Emerging Markets Equity	—	3,277,766	(3,277,766)
Inflation Protected Bond	—	(422,359)	422,359
Flexible Income	(22,294)	22,859	(565)
Real Estate Securities	(14,273)	5,679,231	(5,664,958)
Global Natural Resources Equity	(16,861)	(119,258)	136,119

Net investment income, net realized gain (loss) on investments and net assets were not affected by these reclassifications.

9. MARKET AND CREDIT RISK

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to changes in the market (market risk) or due to the failure of the other party to a transaction to perform (credit and counterparty risks).

Market Risks — A Fund’s investments in derivatives and other financial instruments expose the Fund to various risks such as,

but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The market values of equities, such as common stocks and preferred stocks, or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Market values may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

A Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

Credit and Counterparty Risks — A Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. The investment advisers minimize counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Each Fund may face potential risks associated with the United Kingdom’s vote on June 23, 2016 to leave the European Union (the “EU”), commonly referred to as “Brexit.” There are considerable uncertainties about the repercussions resulting from Brexit, including the impact on trade agreements, regulations, and treaties. Brexit is expected to occur within two years, but the exact time frame is unknown and may change. Brexit may also increase the likelihood that other EU members may decide to leave the EU. These potential consequences may result in increased market volatility and illiquidity in the United Kingdom, the EU and other financial markets, as well as slower economic growth and fluctuations in exchange rates. Any of these events may have a significant adverse effect on global markets and economies, which in turn could negatively impact the value of each Fund’s investments.

10. RECENT SEC RULE AMENDMENTS

On July 23, 2014, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to money market fund regulations, which structurally change the way that certain money market funds are required to operate.

The Board, on behalf of the Money Market Fund, has approved an investment policy in order for the Fund to meet the definition of a “government money market fund” under Rule 2a-7 under the Investment Company Act of 1940, as amended. Under amended Rule 2a-7, a government money market fund is a money market fund that invests at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized by U.S. government securities or cash. These changes became effective on May 1, 2016.

On October 13, 2016, The SEC adopted amendments to Regulation S-X which will modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end funds, including mutual funds. The amended rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. The amended rules also will promote effective liquidity risk management across the open-end fund industry and will enhance disclosure regarding fund liquidity and redemption practices. These amendments are generally not effective until sometime in 2018. Management is currently evaluating the implications of the amendments. The impact on the Funds’ financial statement disclosures, if any, is currently being assessed.

11. REGULATORY EXAMINATIONS

Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by the Trust and its affiliates with securities and other laws and regulations affecting the Funds. There are currently no such matters which the Trust and its affiliates believe will be material to these financial statements.

12. LIQUIDATION

On April 26, 2016, the Real Assets Fund was liquidated in accordance with the Plan of Liquidation and Termination approved by the Board of Trustees on February 26, 2016.

13. SUBSEQUENT EVENTS

Subsequent events have been evaluated through the date that the financial statements were available to be issued. All subsequent events determined to be relevant and material to the financial statements have been appropriately recorded or disclosed.

Over time, the MyDestination 2005 Fund (“2005 Fund”) has changed its asset allocation following its predetermined glide path and its allocations are now substantially similar to those of the Conservative Allocation Fund. As described in the Prospectus, the assets of the 2005 Fund will be transferred to the Conservative Allocation Fund approximately 12 years after 2005 through a merger with the Conservative Allocation Fund, provided that the Board of Trustees determines that the combination would be in the best interests of the 2005 Fund and its shareholders. Legal expenses incurred as a result of the merger were deemed to be extraordinary expenses due to the unusual nature and infrequency of occurrence. The Board has approved the reorganization of the 2005 Fund into the Conservative Allocation Fund (the “Reorganization”), effective on February 10, 2017.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and

Shareholders of GuideStone Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MyDestination 2005 Fund, MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund, MyDestination 2055 Fund, Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund, Aggressive Allocation Fund, Money Market Fund, Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Inflation Protected Bond Fund, Global Bond Fund, Flexible Income Fund, Defensive Market Strategies Fund, Equity Index Fund, Real Estate Securities Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Index Fund, International Equity Fund, Emerging Markets Equity Fund and Global Natural Resources Equity Fund (constituting GuideStone Funds, hereafter referred to as the “Trust”) as of December 31, 2016, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, brokers and transfer agent of the investee funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 27, 2017

NOTICE TO SHAREHOLDERS (Unaudited)

Each Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders of the federal tax status of distributions received by each Fund’s shareholders. During the year ended December 31, 2016, the Funds hereby designate the following dividends and distributions paid by each of the Funds:

Fund	Ordinary Income	Long-Term Capital Gain (20% rate)	Return of Capital
MyDestination 2005	$1,388,327	$766,400	$—
MyDestination 2015	7,649,735	8,318,224	—
MyDestination 2025	10,993,508	16,869,102	—
MyDestination 2035	4,122,302	13,912,093	—
MyDestination 2045	1,987,737	11,653,279	—
MyDestination 2055	739,515	1,670,318	—
Conservative Allocation	4,576,586	4,231,114	—
Balanced Allocation	11,827,868	35,666,753	—
Growth Allocation	9,341,558	50,366,158	—
Aggressive Allocation	—	76,298,646	—
Money Market	1,053,194	—	—
Low-Duration Bond	11,925,492	—	—
Medium-Duration Bond	25,404,080	—	—
Extended-Duration Bond	11,423,388	9,012,613	—
Global Bond	17,229,950	—	—
Defensive Market Strategies	18,729,301	21,150,145	—
Equity Index	12,542,180	7,516,991	—
Value Equity	25,066,889	47,288,275	—
Growth Equity	—	52,945,569	—
Small Cap Equity	1,372,347	5,675,655	—
International Equity Index	3,270,902	—	—
International Equity	27,198,921	8,074,428	—
Emerging Markets Equity	5,710,316	—	—
Inflation Protected Bond	3,278,180	—	—
Flexible Income	4,892,519	—	—
Real Estate Securities	16,886,427	633,874	—
Global Natural Resources Equity	446,118	—	—

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes. Long-term capital gain distributions are taxable as capital gain dividends.

NOTICE TO SHAREHOLDERS (Continued)

The following percentages of ordinary income dividends paid for the year ended December 31, 2016, have been designated as qualified for the reduced tax rate under The Job and Growth Tax Relief Reconciliation Act of 2003.

Fund
MyDestination 2005	26.12%
MyDestination 2015	51.60%
MyDestination 2025	73.31%
MyDestination 2035	100.00%
MyDestination 2045	100.00%
MyDestination 2055	100.00%
Conservative Allocation	30.01%
Balanced Allocation	76.78%
Growth Allocation	100.00%
Defensive Market Strategies	44.16%
Equity Index	94.13%
Value Equity	100.00%
Small Cap Equity	100.00%
International Equity Index	100.00%
International Equity	100.00%
Emerging Markets Equity	76.89%
Real Estate Securities	6.58%
Global Natural Resources Equity	100.00%

All above designations are based on financial information available as of the date of this annual report, and accordingly, are subject to change. It is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

FUND MANAGEMENT (Unaudited)

Information pertaining to the Trustees and officers of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling 1-888-GS-FUNDS(1-888-473-8637).

Name, (DOB),Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
William Craig George (1958) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2004	Senior Credit Officer, NewBridge Bank, 2014 - present; Chief Credit Officer, CapStone Bank, 2011 - 2014 (bank acquired by NewBridge Bank); Executive Vice President/Regional Credit Officer, SunTrust Bank, 1995 - 2011.	27	None
Barry D. Hartis (1945) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2014	Certified Public Accountant, 1987 - present; Client Services and Firm Development, Haynes Strand and Company, PLLC, 2005 - 2010.	27	GuideStone Financial Resources – Board of Trustees Member, 2004 – 2012; GuideStone Funds – Board of Trustees, Interested Trustee, 2005 – 2012.
Grady R. Hazel (1947) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2011	Chief Financial Officer – The Dunham School, 2016 – present; Certified Public Accountant, 2015 - present; G400 Relations Manager, American Institute of Certified Public Accountants, 2012 - 2015; Executive Director, Society of Louisiana CPAs, 1995 - 2012.	27	Neighbors Federal Credit Union – Chairman of the Board; Stonetrust Commercial Insurance Company – Board of Directors Member and Chairman of Audit Committee.
Joseph A. Mack (1939) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2002	Independent Consultant, 2010 - present; Retired - Director, Office of Public Policy, South Carolina Baptist Convention, 1999 - 2011.	27	None
Franklin R. Morgan (1943) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2005	Retired - Senior Vice President, Director of International Administration, Prudential Securities, Inc., 1960 - 2003.	27	None
Kyle L. Tucker (1981) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2013	Vice President and Financial Advisor – CAPTRUST Financial Advisors, 2006 - Present.	27	Fellowship of Christian Athletes (NC) Triangle Board, 2012 – 2015; Wake County Parks and Open Spaces Board 2012 – present; NC Values Coalition Board, 2015 – present.

FUND MANAGEMENT (Continued)

Name, (DOB),Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEES[2]
Thomas G. Evans (1961) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2012	Owner, Encompass Financial Services, Inc., 1985 – present; Manager, Private Partners Opportunity Fund, LLC, 2011 - present.	27	GuideStone Financial Resources – Board of Trustees Member, June 2010 – present; Baptist Foundation of Oklahoma, Board of Directors Member and Chairman, 2004 – present; Pioneer Spirit Foundation – Board of Trustees Member, 1993 – present; GuideStone Capital Management, Board of Directors Member, July 2011 – July 2012; Cherokee Strip Foundation – Board of Trustees Member, 2013 – present; Enid Regional Development Alliance – Board of Trustees member, 2010 – present; Leadership Oklahoma – Board of Trustees Member.
James W. Hixson (1931) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2010	Retired.	27	GuideStone Financial Resources – Board of Trustees Member, June 2008 – present; GuideStone Advisors – Board of Directors Member, July 2008 – present; GuideStone Financial Services – Board of Directors Member, July 2008 – present.
OFFICERS WHO ARE NOT TRUSTEES [3]
Ron W. Bass (1966) 2401 Cedar Springs Road Dallas, TX 75201-1498 Chief Compliance Officer and AML Officer	Since 2009	Director of Broker/Dealer and RIA Compliance, GuideStone Financial Resources, June 2009 – present; Manager of Broker/Dealer and RIA Compliance, GuideStone Financial Resources, 2008 – May 2009.	N/A	N/A
Melanie Childers (1971) 2401 Cedar Springs Road Dallas, TX 75201-1498 Vice President – Fund Operations	Since 2014	Managing Director, Fund Operations, GuideStone Financial Resources, 2014 - present; Director, Funds Administration and Operations, GuideStone Financial Resources, 2009 - 2014.	N/A	N/A
John R. Jones (1953) 2401 Cedar Springs Road Dallas, TX 75201-1498 President	Since 2000	Executive Vice President and Chief Operating Officer, GuideStone Financial Resources, 1997 - present.	N/A	N/A
Harold R. Loftin, Jr. (1959) 2401 Cedar Springs Road Dallas, TX 75201-1498 Chief Legal Officer and Secretary	Since 2015	Vice President, General Counsel and Secretary, GuideStone Financial Resources, 2014 - present; Associate Counsel Fiduciary and Corporate Services, GuideStone Financial Resources, 2013 - 2014; Counsel, Dentons, 2011 - 2013; Trial Attorney, U.S. Securities and Exchange Commission, 2000 - 2011.	N/A	N/A
Patrick Pattison (1974) 2401 Cedar Springs Road Dallas, TX 75201-1498 Vice President and Treasurer	Since 2008	Chief Accounting Officer, GuideStone Financial Resources, 2015 - present; Director of Financial Reporting & Process Review, GuideStone Financial Resources, 2008 - 2015.	N/A	N/A
Matt L. Peden (1967) 2401 Cedar Springs Road Dallas, TX 75201-1498 Vice President and Investment Officer	Since 2001	Vice President and Chief Investment Officer, GuideStone Financial Resources, 2015 - present; Director of Portfolio Management, GuideStone Financial Resources, 2010 - 2015.	N/A	N/A

[1]

Each Independent Trustee serves until his or her resignation, removal or mandatory retirement. Each Interested Trustee serves until his or her resignation, removal or mandatory retirement or until he or she ceases to be a member of the board of trustees of GuideStone Financial Resources. All Trustees must retire after reaching the age of seventy-seven years or after achieving ten years of service, whichever occurs last. Officers serve at the pleasure of the Board of Trustees.

[2]	Messrs. Evans and Hixson are “interested persons” of the Trust as the term is defined in the 1940 Act, due to their positions on the Board of Trustees of GuideStone Financial Resources.
[3]	The officers of the Trust may be deemed to be affiliates of the Adviser due to their positions with the Adviser and/or GuideStone Financial Resources.

PROXY VOTING

A description of the policies and procedures that GuideStone Funds uses to determine how to vote proxies relating to their portfolio securities as well as information regarding how GuideStone Funds voted proxies during the most recent 12-month period ended June 30 is available without charge by calling 1-888-GS-FUNDS (1-888-473-8637), by visiting our website at www.GuideStoneFunds.com or by visiting the SEC’s website at www.sec.gov.

FORM N-MFP

Beginning December 2009, the GuideStone Money Market Fund began filing Form N-MFP with the SEC. Form N-MFP is filed on a monthly basis by money market mutual funds and includes detailed information about a money market fund’s investments and the market-based price of its portfolio known as its “shadow NAV” or mark-to-market valuation. The portfolio holdings information is posted on our website, www.GuideStoneFunds.com within five business days after the end of the month. Form N-MFP is made available online with a 60-day delay at www.sec.gov.

QUARTERLY SCHEDULES OF INVESTMENTS

In addition to the semi-annual and annual reports that GuideStone Funds delivers to shareholders and makes available through its website, GuideStone Funds files a complete schedule of portfolio holdings with the SEC for each Fund’s first and third fiscal quarters on Form N-Q. GuideStone Funds does not deliver the schedule for the first and third fiscal quarters to shareholders; however, the schedule is posted to our website, www.GuideStoneFunds.com. You may also obtain the Form N-Q filings by accessing the SEC’s website at www.sec.gov or copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) 732-0330. You can also request copies of this information, upon payment of a fee for duplication, at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

BOARD REVIEW OF ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Unaudited)

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Board of Trustees (the “Board”) of GuideStone Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust, as that term is defined within the meaning of Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), recently considered the renewal of (i) the investment advisory agreement between GuideStone Capital Management, LLC (the “Adviser” or “GSCM”) and the Trust on behalf of the Target Date, Asset Allocation and Select Funds (each a “Fund” and together, the “Funds”) (the “Advisory Agreement”); (ii) the sub-advisory agreements among the Adviser, each sub-adviser and the Trust on behalf of each Select Fund; and (iii) the sub-advisory agreement among the Adviser, Parametric Portfolio Associates LLC (“Parametric”) and the Trust on behalf of each Fund participating in the cash overlay program (“Cash Overlay Program”) (items ii and iii referred to collectively as the “Sub-Advisory Agreements”). The Advisory Agreement and the Sub-Advisory Agreements presented for renewal (each an “Agreement” and collectively, the “Agreements”) were approved for an additional one-year term, except as noted below, at a meeting of the Board held on September 15-16, 2016. The Board’s decision to approve the Agreements reflects the exercise of its business judgment to continue each existing arrangement. In approving the Agreements, the Board considered information provided by the Adviser, each applicable sub-adviser and a consulting firm engaged by the Adviser with the assistance and advice of counsel to the Independent Trustees (“Independent Counsel”) and counsel to the Trust. Because the Board had recently approved them for an initial two-year term, the following agreements were not subject to annual renewal at the September 15-16, 2016 Board meeting: the sub-advisory agreements for the Equity Index Fund, Value Equity Fund, International Equity Index Fund and Global Natural Resources Equity Fund with Legal & General Investment Management America, Inc.

The Board’s consideration of various factors and its conclusions with respect to such factors formed the basis for the Board’s determination to continue the Agreements. The factors considered by the Board included, but were not limited to: (i) the personnel resources of the Adviser and sub-advisers; (ii) the experience and expertise of the Adviser and sub-advisers; (iii) the financial capabilities and resources of the Adviser and sub-advisers; (iv) the compliance procedures and histories of the Adviser and sub-advisers; (v) the performance of the Funds or portfolio accounts in comparison to relevant benchmarks, peer universes of similarly managed funds and the Adviser’s and sub-advisers’ other clients; (vi) the amount of the contractual advisory fees in comparison to similarly managed funds and the Adviser’s and sub-advisers’ other clients and the effect of any fee waiver and expense reimbursement arrangements; (vii) the total expenses of the Funds in comparison to similarly managed funds and the use of past and anticipated expense caps; (viii) the profitability of the Adviser and, to the extent available, of sub-advisers with respect to the Funds or portfolio accounts and their overall businesses, as well as the effect of fee waivers and expense caps on profitability levels; (ix) the extent of any economies of scale and whether the fee structures reflect such economies of scale through breakpoints or effectively do so as a result of recent reductions in fee levels; (x) the existence of any collateral benefits realized by the Adviser or sub-advisers, such as affiliated brokerage arrangements or the use of soft dollars; and (xi) the existence of any collateral benefits realized by the Funds resulting from relationships with the Adviser or sub-advisers. In addition, with respect to the Funds that utilize a multi-manager approach (i.e., the Fund is advised by multiple sub-advisers), the Board considered the ongoing role each sub-adviser plays in the overall structuring of the portfolio, including how that sub-adviser’s strategy complements the strategies of the other sub-advisers.

In its decision to renew the Agreements, the Board was also mindful of the potential disruptions of the Trust’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an Agreement. The Board also evaluated whether the approval of each Agreement is in the best interests of the applicable Fund and its shareholders. No one factor was determinative in the Board’s consideration of the Agreements.

The Board undertook a review of the terms of the Agreements and the nature, extent and quality of the services provided by the Adviser and each applicable sub-adviser. The Board conducted its analysis on a Fund-by-Fund basis with respect to the Adviser and each applicable sub-adviser. The Adviser provided the Board with substantial detailed information in the form of reports about each Target Date Fund, Asset Allocation Fund, Select Fund, applicable sub-advisory firm and the Adviser prior to and during the meeting, which addressed the factors listed previously. The Adviser also provided additional information about the Adviser and each sub-adviser in presentations made during the meeting and responded to questions from the Trustees. In addition, the Independent Trustees met separately in executive session with Independent Counsel to discuss and consider information presented in connection with the continuation of the Agreements as well as the Trustees’ responsibilities and duties in approving the Agreements.

BOARD APPROVAL OF CONTINUATION OF THE ADVISORY AGREEMENT WITH GSCM

In considering the renewal of the existing Advisory Agreement with GSCM, the Board took into account all the materials provided prior to and during the meeting, the presentations made during the meeting and the comprehensive discussions during the meeting, including the discussions between the Independent Trustees and their Independent Counsel during the executive sessions.

The Board examined the nature, extent and quality of the services to be provided by the Adviser to the Funds. The Board evaluated the Adviser’s experience serving as the Trust’s investment adviser, including the Adviser’s experience overseeing and managing the allocation of each Fund’s assets among the Trust’s sub-advisers, continually reviewing the investment performance of each Fund, continually reviewing the nature and quality of the services provided by the Trust’s sub-advisers and recommending changes to the Trust’s sub-advisers as and when appropriate. With respect to the Target Date Funds and the Asset Allocation Funds, the Board evaluated the nature, extent and quality of the services that the Adviser provides that are in addition to, rather than duplicative of, services provided pursuant to any underlying Select Fund’s advisory contract. Specifically, the Board evaluated the Adviser’s services in determining the glide path or the asset mix for each Fund and selecting the specific underlying Select Funds in which to invest, as well as rebalancing services. The Board considered the experience of key personnel at the Adviser providing investment management and administrative services to the Trust, the systems used by such persons and the ability of the Adviser to attract and retain capable personnel. The Board considered the reputation, compliance history, compliance program and financial condition of the Adviser. The Board also considered the terms of the Advisory Agreement and the responsibilities that the Adviser has as investment adviser to the Funds, including oversight of sub-adviser compliance with each Fund’s policies and objectives and oversight of general Fund compliance, including compliance with social restrictions and Board directives. The Board concluded that each Fund is likely to benefit from the nature, extent and quality of the Adviser’s services as a result of the Adviser’s experience, personnel, operations and resources. During their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors deliberated upon, among others.

The Board also examined fee and expense information for each Select Fund, as compared to other funds in each Fund’s asset-stratified peer group for the Investor Class, provided by the report of an outside consulting firm, as of June 30, 2016. The Board took into account that the management fees, net of any fee waiver or expense reimbursements, and as compared to similar funds with similar asset levels, for the Money Market, Low-Duration Bond and Medium-Duration Funds ranked in the first quartile; the Inflation Protected Bond, Global Bond, Defensive Market Strategies, Equity Index, Real Estate Securities, Value Equity and International Equity Funds ranked in the second quartile; the Extended-Duration Bond, Flexible Income, Growth Equity, Small Cap Equity, Emerging Markets Equity and Global Natural Resources Equity Funds ranked in the third quartile; and no Funds ranked in the fourth quartile. The Board also evaluated the total expense ratios for other funds in each Fund’s asset-stratified peer group and determined that each Fund’s total expense ratio, with the exception of the Money Market, Extended-Duration Bond, Flexible Income, International Equity and Global Natural Resources Equity Funds, was the same as, or lower than, the median total expense ratio for such other funds. The Board took into account that the total expense ratio for the Money Market, Extended-Duration Bond, Flexible Income and Global Natural Resources Equity Funds ranked in the third quartile, and that the International Equity Fund ranked in the fourth quartile, among similar funds at similar asset levels.

The Board also examined the fee and expense information for each Select Fund, as compared to other funds in the peer groups for the Institutional Class, provided by the report of an outside consulting firm, as of June 30, 2016. The Board determined that the management fees, net of any fee waiver or expense reimbursement, for the Real Estate Securities Fund ranked in the first quartile; the Money Market, Low-Duration Bond, Medium-Duration Bond, Global Bond, Inflation Protected Bond, Value Equity and International Equity Funds ranked in the second quartile; the Extended-Duration Bond, Defensive Market Strategies, Equity Index, Growth Equity, Small Cap Equity, International Equity Index and Emerging Markets Equity Funds ranked in the third quartile; and no Funds ranked in the fourth quartile among each Fund’s broad peer group. The Board also evaluated the total expense ratios for other funds in each Fund’s broad peer group for the Institutional Class and determined that each Fund’s total expense ratio was the same as, or lower than, the median total expense ratio for such other funds, except for the Money Market,

Extended-Duration Bond, Small Cap Equity, International Equity, International Equity Index and Emerging Markets Equity Funds. The Board took into account that the total expense ratios for the Money Market, Extended-Duration Bond, Small Cap Equity, International Equity and Emerging Markets Equity Funds ranked in the third quartile and the International Equity Index Fund ranked in the fourth quartile.

The Board also examined fee and expense information for the Target Date Funds and the Asset Allocation Funds, as compared to other funds in the Funds’ asset-stratified peer groups for the Investor Class of the Target Date Funds and the Institutional and Investor Classes of the Asset Allocation Funds, provided by the report of an outside consulting firm, as of June 30, 2016. The Board determined that the management fees, net of any fee waiver or expense reimbursement, for each Target Date Fund were higher than the median management fees for other mutual funds in each Fund’s asset-stratified peer group and that the total expense ratios for each Target Date Fund were slightly higher than the median total expense ratio for such other funds. For the Asset Allocation Funds, the Board determined that the management fees, net of any fee waiver or expense reimbursement, for each Asset Allocation Fund for the Institutional and Investor Classes were slightly lower than the median management fees for other mutual funds in each Fund’s asset-stratified peer group and that the total expense ratios for each Asset Allocation Fund for the Institutional and Investor Class were lower than the median total expense ratio for such other funds.

The Board examined the performance information for the Investor Class of the Select Funds compared to the relevant benchmark and to Morningstar peer rankings, specifically for the three-, five- and 10-year average annual total returns for the period ended June 30, 2016. Among Morningstar peers, the Board noted that the average annual total returns for the three-, five- and 10-year periods ended June 30, 2016, for the Money Market and Extended-Duration Bond Funds ranked in the first quartile.

For the period ended June 30, 2016, the Board noted that for the three-year average annual total return, the Money Market, Extended-Duration Bond and Defensive Market Strategies Funds ranked in the first quartile; the Inflation Protected Bond, Global Bond and International Equity Funds ranked in the second quartile; the Low-Duration Bond, Medium-Duration Bond, Real Estate Securities, Value Equity, Growth Equity and Small Cap Equity Funds ranked in the third quartile; and no Funds ranked in the fourth quartile.

For the five-year average annual total return for the period ended June 30, 2016, the Board noted that the Money Market, Extended-Duration Bond, Global Bond and Real Estate Securities Funds ranked in the first quartile; the Medium-Duration Bond, Inflation Protected Bond, Value Equity and Growth Equity Funds ranked in the second quartile; the Low-Duration Bond, Small Cap Equity and International Equity Funds ranked in the third quartile; and no Funds ranked in the fourth quartile.

For the 10-year average annual total return for the period ended June 30, 2016, the Board noted that the Money Market, Medium-Duration Bond, Extended-Duration Bond and Real Estate Securities Funds ranked in the first quartile; the Low-Duration Bond Fund ranked in the second quartile; the Value Equity, Growth Equity, Small Cap Equity and International Equity Funds ranked in the third quartile; and no Funds ranked in the fourth quartile.

The Board then examined the performance information included in the September 2016 Board Meeting materials for the Investor Class of each Asset Allocation Fund compared to the relevant benchmark and to Lipper peer rankings for the three-, five- and 10-year periods ended June 30, 2016, and for the Target Date Funds for the three- and five-year periods ended June 30, 2016.

Among Morningstar peers, the Board noted that the Conservative Allocation Fund ranked in the fourth quartile for the one-, three- and five-year periods and the third quartile for the 10-year period ended June 30, 2016; the Balanced Allocation Fund ranked in the third quartile for the five- and 10-year periods and the fourth quartile for the one- and three-year periods ended June 30, 2016; the Growth Allocation Fund ranked in the third quartile for the 10-year period and the fourth quartile for the one-, three- and five-year periods ended June 30, 2016; and the Aggressive Allocation Fund ranked in the third quartile for the one-, three- and 10-year periods and the second quartile for the five-year period ended June 30, 2016.

The Board also noted that among Morningstar peers, the MyDestination 2005 Fund ranked in the fourth quartile for the three- and five-year periods ended June 30, 2016; the MyDestination 2015 Fund ranked in the third quartile for the three- and five-year periods ended June 30, 2016; the MyDestination 2025 Fund ranked in the fourth quartile for the three-year period and in the third quartile for the five-year period ended June 30, 2016; the MyDestination 2035 Fund ranked in the fourth quartile for the three-year period and in the third quartile for the five-year period ended June 30, 2016; the MyDestination 2045 Fund ranked in the fourth quartile for the three- and five-year periods ended June 30, 2016; and the MyDestination 2055 Fund ranked in the fourth quartile for the three-year period ended June 30, 2016. The Board recognized the inception date of the MyDestination 2055 Fund is 2012.

The Board considered the costs to GSCM of serving as the Adviser to the Funds, including the costs associated with the personnel, systems and equipment necessary to manage the Funds in accordance with the existing Advisory Agreement. The Board considered the revenues that GSCM received for serving as the Adviser to the Funds and the fact that any profit realized by the Adviser is forwarded to GuideStone Financial Resources of the Southern Baptist Convention, which for many years operated at a deficit with respect to the Trust. The Board also considered the profitability information for the Adviser, first, without taking into account sub-advisory fees, and second, taking into account sub-advisory fees. The Board then considered whether any direct or indirect collateral benefits inured to either the Adviser or the Trust as a result of their affiliation with one another. In light of these considerations, the Board concluded that any profits realized in connection with the Adviser’s services appeared reasonable.

The Board also considered the extent to which the advisory fee to be paid to the Adviser reflected economies of scale. The Board noted that the Select Funds’ advisory fees were restructured in 2015 and that, as of May 1, 2016, only certain Funds are subject to an expense cap. The Board considered the amount of any fees waived by the Adviser for each applicable Fund and the total amount of fees waived for the Trust as a whole during the past year. The Board also noted that the total expense ratios, net of any fee waiver and expense reimbursement, if applicable, were below the median total expense ratio for other similar funds at the same asset levels for the Investor Class, except for the Money Market, Extended-Duration Bond, Flexible Income, International Equity and Global Natural Resources Equity Funds.

Based on all of the information presented to the Board and its consideration of relevant factors, the Board concluded that the fee paid to the Adviser by each Fund was fair and reasonable in light of the services to be performed, and in the exercise of its business judgment, determined to approve the continuation of the Advisory Agreement for each Fund. The Board also determined that approval of the continuation of each Advisory Agreement is in the best interests of each Fund and its shareholders.

BOARD APPROVAL OF CONTINUATION OF SUB-ADVISORY AGREEMENTS FOR THE SELECT FUNDS AND THE FUNDS PARTICIPATING IN THE CASH OVERLAY PROGRAM

In considering the existing Sub-Advisory Agreements with each of the applicable sub-advisers, the Board took into account the materials provided prior to and during the meeting, the presentations made during the meeting and the extensive discussions during the meeting, including the discussions the Independent Trustees had during their executive sessions with their Independent Counsel. The Board also took into account the Investment Management Committee’s (the “Committee”) review of information related to the Trust’s sub-advisers, questions submitted by the Committee to GSCM and Trust management regarding various sub-advisers, GSCM and Trust management’s responses to those questions and recommendations made by the Committee. More specifically, the Board examined the nature, extent and quality of the services to be provided by the sub-advisers. The Board evaluated each sub-adviser’s experience serving as a sub-adviser to the applicable Fund(s). The Board noted that each sub-adviser currently provides investment advice to various clients, including, in some cases, other pooled investment vehicles. The Board noted the experience of key personnel at each sub-adviser providing investment management services, the systems used by such persons and the ability of each sub-adviser to attract and retain capable personnel. The Board noted the reputation, compliance history, compliance program and financial condition of each sub-adviser. The Board also noted the terms of the existing Sub-Advisory Agreements and the responsibilities that each sub-adviser has with respect to the applicable Fund(s), including the responsibility of the day-to-day management of the investment portfolio of each such Fund, compliance with each such Fund’s policies and objectives and the implementation of Board directives as they relate to such Funds. The Board also took into account the overall structure of each Fund and the particular role each sub-adviser plays in that structure and in achieving each Fund’s overall investment objective. The Board also noted that market conditions presented challenges for certain active management strategies during recent periods. The Board concluded that each Fund is likely to benefit from the nature, extent and quality of these services as a result of each sub-adviser’s experience, personnel, operations and resources. During their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.

The Board examined performance information for each segment of a Fund managed by a sub-adviser. The Board noted that, for many of the sub-advisers, the performance record of the segment of the Fund managed by the sub-adviser compared favorably to the relevant benchmark, the composite performance for the sub-adviser’s clients (on a gross fee basis) and/or the peer universe of similarly managed funds. In cases where the sub-adviser’s performance lagged behind the relevant benchmark, the Board also considered more recent investment performance, performance measured against other relevant benchmarks or how the sub-adviser’s strategy deviated from the composition of the benchmark, any recent reductions in the sub-advisory fee and the sub-adviser’s role within the Fund.

The Board also noted that, in certain cases, market trends that have developed since the recent economic downturn have contributed to the underperformance of some of the sub-advisers. The Board also considered whether a sub-adviser’s underperformance was within the expected tracking error for the sub-adviser’s investment strategy. The Board concluded that, although past performance is no guarantee of future performance, the performance of each sub-adviser’s segment was satisfactory and the Funds were likely to benefit from each sub-adviser continuing to serve as sub-adviser to the Trust.

The Board examined the fee schedule for each sub-adviser, noting how the fee levels charged to the Trust compared with available information about fees charged by the sub-advisers to their other similarly situated clients, which in many cases include separately managed accounts, as well as how the sub-adviser fee levels for each Select Fund compared to the median sub-advisory fee for the peer universe of similarly managed funds.

The Board also took into account the profitability and the financial capability of each sub-adviser in light of information presented at the meeting. In light of these considerations, the Board concluded that the profits realized by each sub-adviser who completed a profitability questionnaire appeared reasonable. For the limited number of sub-advisers that did not provide profitability information, the Board relied upon other relevant information, particularly the independent negotiation of the fee schedules, the level of the fees, the sub-adviser’s performance history and feedback received from the sub-adviser regarding the firm’s inability to estimate profitability. The Board noted that, based on the Adviser’s representations, the financial statements of the sub-advisers did not appear to raise any significant concerns regarding the financial capability of those sub-advisers. The Board also considered the Adviser’s representations in the materials prepared for this meeting, and the discussions earlier in the meeting, that no sub-adviser experienced any material adverse change in its financial condition since the date of its most recent audited financial statements, and took into account the Adviser’s representation that it would continue to monitor the financial condition of each sub-adviser.

The Board considered the extent to which sub-adviser fees to be paid to each sub-adviser reflected economies of scale. The Board noted that each sub-adviser’s fee schedule either reflected economies of scale by reducing the fee on assets in excess of certain stated breakpoints or the fee level negotiated was below or on par with the standard fee level for the sub-adviser.

In evaluating the benefits that are expected to accrue to each sub-adviser through its relationship as sub-adviser to a Select Fund, the Board noted that certain sub-advisers allocate portfolio brokerage to affiliated broker-dealers that receive commissions from the execution of Fund trades. The Board also noted that certain sub-advisers expect to benefit from “soft dollar” arrangements by which brokers will provide research and other services to the sub-adviser in exchange for commissions on trades of the portfolio securities of the Select Fund. The Board considered whether any direct or indirect collateral benefits inured to the Trust as a result of its affiliation with each sub-adviser.

Based on all of the information presented to the Board and its consideration of relevant factors, the Board, in the exercise of its reasonable business judgment, determined to approve the continuation of each Sub-Advisory Agreement. The Board also determined that approval of the continuation of each Sub-Advisory Agreement is in the best interest of each Select Fund and each Fund participating in the Cash Overlay Program and their respective shareholders.

INVESTMENT SUB-ADVISERS (Assets under management as of December 31, 2016) (Unaudited)

GuideStone Funds employs a broad array of proven investment managers for the benefit of their investors. Each manager is distinctive in its investment management process and business approach.

Fund	Sub-Adviser	Firm Established	Total Assets Managed
Money Market	BlackRock Advisors, LLC	1994	$5.2Tr
Low-Duration Bond	BlackRock Financial Management, Inc.	1988	$5.2Tr
	Pacific Investment Management Company LLC	1971	$1.5Tr
	Payden & Rygel	1983	$106.0B
Medium-Duration Bond	Goldman Sachs Asset Management, L.P.	1984	$1.2Tr
	Pacific Investment Management Company LLC	1971	$1.5Tr
	Western Asset Management Company and
	Western Asset Management Company Limited	1971	$425.9B
Extended-Duration Bond	Loomis, Sayles & Company, L.P.	1926	$240.2B
	Schroder Investment Management North America Inc.[1]	1804	$487.1B
Global Bond	Loomis, Sayles & Company, L.P.	1926	$240.2B
	Western Asset Management Company and
	Western Asset Management Company Limited	1971	$425.9B
Defensive Market Strategies	American Century Investment Management, Inc.	1958	$156.8B
	AQR Capital Management, LLC	1998	$175.2B
	Parametric Portfolio Associates LLC	1992	$178.6B
	Shenkman Capital Management, Inc.	1985	$30.7B
Equity Index	Legal & General Investment Management America, Inc.	2006	$140.1B
Value Equity	AJO, LP	1984	$28.3B
	Barrow, Hanley, Mewhinney & Strauss, LLC	1979	$92.3B
	Legal & General Investment Management America, Inc.	2006	$140.1B
	TCW Investment Management Company LLC	1971	$191.5B
Growth Equity	Brown Advisory, LLC	1993	$30.4B
	Jackson Square Partners, LLC	2013	$22.0B
	Loomis, Sayles & Company, L.P.	1926	$240.2B
	Sands Capital Management, LLC	1992	$34.9B
Small Cap Equity	AJO, LP	1984	$28.3B
	RBC Global Asset Management (U.S.) Inc.	1983	$40.3B
	Snow Capital Management L.P.	1980	$2.8B
	TimesSquare Capital Management, LLC	2000	$16.2B
International Equity Index	Legal & General Investment Management America, Inc.	2006	$140.1B
International Equity	AQR Capital Management, LLC	1998	$175.2B
	Baillie Gifford Overseas Limited	1983	$179.7B
	Barrow, Hanley, Mewhinney & Strauss, LLC	1979	$92.3B
	MFS Institutional Advisors, Inc.	1970	$425.6B
	Mondrian Investment Partners Ltd.	1990	$59.0B
Emerging Markets Equity	AQR Capital Management, LLC	1998	$175.2B
	Genesis Asset Managers, LLP and
	Genesis Investment Management, LLP	1989	$26.4B
Inflation Protected Bond	BlackRock Financial Management, Inc.	1988	$5.2Tr
Flexible Income	Shenkman Capital Management, Inc.	1985	$30.7B
Real Estate Securities	Heitman Real Estate Securities, LLC,
	Heitman International Real Estate Securities GmbH and
	Heitman International Real Estate Securities HK Limited	1989	$36.4B
	RREEF America L.L.C.,
	Deutsche Investments Australia Limited and
	Deutsche Alternative Asset Management (Global) Limited	1975	$52.8B
Global Natural Resources Equity	Legal & General Investment Management America, Inc.	2006	$140.1B
	SailingStone Capital Partners LLC	2014	$6.5B
Custodian for GuideStone Funds Assets	The Northern Trust Company	1889	$6.7Tr
Cash Overlay for Target Date,Asset Allocation, Fixed Income, Equity and Real Return Funds	Parametric Portfolio Associates LLC	1992	$178.6B

(1)Assets as of September 30, 2016.

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2401 Cedar Springs Road, Dallas, TX 75201-1498 1-888-GS-FUNDS • GuideStoneFunds.com	Funds distributed by Foreside Funds Distributors LLC 400 Berwyn Park, 899 Cassatt Road, Suite 110, Berwyn, PA 19312

55780 01/17 2233

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Grady R. Hazel is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $763,000 and $655,800 for 2015 and 2016, respectively.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $67,000 and $52,167 for 2015 and 2016, respectively. Audit-related fees are related to procedures performed and the issuance of the auditors’ reports in connection with the Funds’ 17F-2 security counts.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $142,000 and $129,760 for 2015 and 2016, respectively. Tax fees are related to tax services in connection with Funds’ excise tax calculations and review of the Funds’ applicable tax returns.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $67,000 and $0 for 2015 and 2016, respectively. Other fees for fiscal year 2015 relate to procedures performed in connection with an assessment of the medical claims processed by Highmark Blue Cross Blue Shield.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

GuideStone

Non-Audit Services Provided to the Company, Advisor, and Others

The Audit Committee shall pre-approve all permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditors, including the fees therefor;

provided, that if the Committee chooses to delegate the authority to grant pre-approvals to one or more Committee members, each acting on behalf of the Committee, then the Committee shall adopt policies and procedures detailed as to the particular service and designed to safeguard the continued independence of the auditors, consistent with the requirements of the Sarbanes-Oxley Act of 2002 (the “S-O Act”) and related SEC regulations, which shall then be used in making such pre-approvals; and, further provided, that each delegated pre-approval shall be reported to the Committee during its next regularly scheduled meeting.

The pre-approval requirement for a permitted non-audit service may be waived if:

(1)	the aggregate amount of all such non-audit services provided constitutes not more than 5% of the total revenues paid by the Company to the Auditors in the fiscal year in which the non-audit services are provided;

(2)	such services were not recognized by the Company at the time of the engagement to be non-audit services; and

(3)	such services are promptly brought to the attention of, and approved by, the Audit Committee or by a member of the Audit Committee to whom the Committee has delegated the authority to grant such approvals, if any, prior to the Auditors’ completion of the Company’s audit.

Additionally, if the Auditors’ engagement relates directly to the operations and financial reporting of the Company, to the extent required by Rule 2-01 of Regulation S-X, the Audit Committee shall pre-approve their engagements for non-audit services with:

(1)	the Advisor (excluding any subadviser whose role is primarily portfolio management and is sub-contracted or overseen by the Advisor), and

(2)	any entity controlling, controlled by, or under common control with such Advisor that provides ongoing services to the Company (each, a “Control Entity”)

in accordance with the foregoing paragraph, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Auditors by the Company, the Advisor and any such Control Entity during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee pursuant to this paragraph (in the absence of this exception). The Auditors may not perform contemporaneously any prohibited non-audit services for the Company, which currently include the following:

1.	bookkeeping or other services related to the accounting records or financial statements of the Company;

2.	financial information systems design and implementation;

3.	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

4.	actuarial services;

5.	internal audit outsourcing services;

6.	management functions or human resources;

7.	broker or dealer, investment adviser, or investment banking services;

8.	legal services and expert services unrelated to the audit; and

9.	any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	100%

(c)	100%

(d)	Not applicable

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 and $0 for 2015 and 2016, respectively.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) GuideStone Funds

By (Signature and Title)*	/s/ John R. Jones
John R. Jones, President
(principal executive officer)

Date 3/3/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John R. Jones
John R. Jones, President
(principal executive officer)

Date 3/3/2017

By (Signature and Title)*	/s/ Patrick Pattison
Patrick Pattison, Vice President and Treasurer
(principal financial officer)

Date 3/3/2017

*	Print the name and title of each signing officer under his or her signature.